                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-10183

                          MET INVESTORS SERIES TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)

        (Name and Address of Agent for Service)         Copy to:
                  Elizabeth M. Forget
                       President                 Robert N. Hickey, Esq.
              Met Investors Series Trust        Sullivan & Worcester LLP
               5 Park Plaza, Suite 1900           1666 K Street, N.W.
                   Irvine, CA 92614              Washington, D.C. 20006

      Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1: REPORT TO SHAREHOLDERS.

                          MET INVESTORS SERIES TRUST


                              Batterymarch Growth
                             and Income Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the six month period ending June 30, 2007, the Batterymarch Growth and Income Portfolio returned 8.04% versus 6.96% for the S&P 500(R) Index.

YOUR PORTFOLIO

For the period, the portfolio performance exceeded the S&P 500(R) Index benchmark, benefiting from positive stock selection for the period, led by selection in the transportation and financials--real estate sectors. Selection in services & distribution was also strong. Stock selection in health care was the greatest detractor. The impact of relative sector weightings was essentially neutral.

Our stock selection model performed well for the period, with all of the dimensions having positive top-to-bottom quintile spreads on an equal weighted basis. The technical dimension led in the first quarter, while the earnings growth and expectations dimensions led in the second quarter.

As of June 30, 2007, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

After a positive start to the year, markets globally suffered a correction towards the end of February, sparked by a sharp one-day decline in local China A shares. The downturn was exacerbated within the U.S. by sub-prime lending concerns, with initial reaction centered on the stocks of mortgage lenders. The second quarter began with benign economic data and strong corporate earnings until news headlines, involving spikes in bond yields, hedge fund bailouts and declining home sales, reawakened investors to economic risks. Still, consumer spending remained stable, industrial growth continued and monetary policy makers appeared satisfied with the current balance between currency stability and economic growth. Merger and acquisition activity in the U.S. continued at a high level, reflecting the global environment.

The leading sectors within the benchmark for the period were energy services, materials and energy as oil process climbed. The only sectors posting negative returns for the six-month period were financials--banks and financials--real estate as sub-prime mortgage lending continued to worry investors.

OUTLOOK

Economic growth has moderated, and the Fed continues to monitor signs of inflationary pressure. The consensus outlook for the U.S. economy therefore remains mostly upbeat, having weathered much of the recent uncertainty. Our portfolios are positioned for continued global growth that is not dependent on the U.S. consumer as the primary source of demand.

INVESTMENT RESEARCH UPDATE

During the period, we completed research on ways to glean additional information from corporate earnings announcements. As a result, we have implemented a new Decayed 4-Day Relative Return factor within the expectations dimension of our stock selection model. Decayed 4-Day Relative Return encapsulates earnings information by calculating four-day relative returns surrounding a company's earnings release. Share-price movement in the days after an earnings announcement reflects not only earnings data, but also insights about corporate guidance and future revenues.

We also completed research that furthers our ability to capture shifts in the distribution of analyst opinions over time so that we can better understand and exploit changes in market sentiment. As a result, we enhanced the Estimate Diffusion Factor within our expectations dimension: we added a second calculation for this factor that allows us to have a more complete picture of the distribution of estimates and improves stock count, information ratio and alpha spreads in peer groups where this factor is applied.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. Investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and the Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                  Exxon Mobil Corp.                     3.21%
                  -------------------------------------------
                  Citigroup, Inc.                       2.64%
                  -------------------------------------------
                  Wal-Mart Stores, Inc.                 2.12%
                  -------------------------------------------
                  AT&T, Inc.                            2.12%
                  -------------------------------------------
                  American International Group, Inc.    1.94%
                  -------------------------------------------
                  JPMorgan Chase & Co.                  1.69%
                  -------------------------------------------
                  Pfizer, Inc.                          1.61%
                  -------------------------------------------
                  International Business Machines Corp. 1.61%
                  -------------------------------------------
                  General Electric Co.                  1.49%
                  -------------------------------------------
                  Bank of America Corp.                 1.46%
                  -------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07
                                    [CHART]

Consumer Discretionary               7.4%
Consumer Staples                     8.9%
Energy                              12.0%
Financials                          21.0%
Health Care                         13.5%
Industrials                         10.4%
Information Technology              14.5%
Materials                            3.3%
Telecommunication Services           4.7%
Utilities                            3.2%
Cash                                 1.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              BATTERYMARCH GROWTH AND INCOME PORTFOLIO MANAGED BY
        BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                        [CHART]

                   Batterymarch Growth              S&P 500(R)
                   and Income Portfolio              Index/1/
                   --------------------             ----------
12/31/1996                $10,000                    $10,000
12/31/1997                 13,152                     13,336
12/31/1998                 16,931                     16,747
12/31/1999                 20,610                     20,271
12/30/2000                 18,027                     18,424
12/31/2001                 15,166                     16,234
12/31/2002                 11,868                     12,646
12/31/2003                 14,975                     16,273
12/30/2004                 16,624                     18,044
12/31/2005                 17,374                     18,931
12/31/2006                 19,840                     21,922
6/30/2007                  21,435                     23,448



    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Batterymarch
    Growth and Income
--  Portfolio--Class A  20.90% 11.43%  9.93%  6.00%     9.45%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 20.59% 11.68% 10.71%  7.13%    12.54%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the

Portfolio. The historical performance prior to this period is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Advisor in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio's performance will not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
BATTERYMARCH GROWTH AND INCOME PORTFOLIO    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,080.40       $3.35
  Hypothetical (5% return before expenses)     1,000.00      1,021.57        3.26
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
                                                                 VALUE
     SECURITY DESCRIPTION                            SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     COMMON STOCKS - 99.0%
     AEROSPACE & DEFENSE - 3.8%
     Boeing Co. (The).............................   44,591   $  4,287,871
     General Dynamics Corp........................   28,616      2,238,344
     Lockheed Martin Corp.........................   28,163      2,650,983
     Northrop Grumman Corp........................   32,948      2,565,661
     Raytheon Co..................................   59,752      3,220,035
     United Technologies Corp.....................   52,581      3,729,570
                                                              ------------
                                                                18,692,464
                                                              ------------
     AIR FREIGHT & LOGISTICS - 0.9%
     FedEx Corp...................................   18,800      2,086,236
     Ryder System, Inc............................   24,900      1,339,620
     United Parcel Service, Inc. - Class B........   12,110        884,030
                                                              ------------
                                                                 4,309,886
                                                              ------------
     AUTOMOBILES - 0.1%
     Avis Budget Group, Inc.*.....................   20,000        568,600
                                                              ------------
     BANKS - 3.2%
     Bank of America Corp.........................  144,372      7,058,347
     Bank of New York Co., Inc....................   39,525      1,637,916
     Credicorp, Ltd...............................   13,200        807,444
     U.S. Bancorp.................................   29,079        958,153
     Wachovia Corp................................   33,923      1,738,554
     Wells Fargo & Co.............................   99,444      3,497,445
                                                              ------------
                                                                15,697,859
                                                              ------------
     BEVERAGES - 1.5%
     Anheuser-Busch Cos., Inc.....................   12,900        672,864
     Coca-Cola Co.................................   32,000      1,673,920
     Molson Coors Brewing Co. - Class B...........   35,885      3,317,927
     PepsiCo, Inc.................................   28,092      1,821,766
                                                              ------------
                                                                 7,486,477
                                                              ------------
     BIOTECHNOLOGY - 0.7%
     Amgen, Inc.*.................................   31,841      1,760,489
     Gilead Sciences, Inc.*.......................   15,226        590,312
     Invitrogen Corp.*............................   12,900        951,375
                                                              ------------
                                                                 3,302,176
                                                              ------------
     CHEMICALS - 1.5%
     Albemarle Corp...............................   34,500      1,329,285
     Dow Chemical Co. (The).......................   58,017      2,565,512
     E.I. du Pont de Nemours & Co.................   32,096      1,631,760
     Methanex Corp................................   64,200      1,613,988
                                                              ------------
                                                                 7,140,545
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.6%
     Brink's Co. (The)(a).........................   34,300      2,122,827
     R. R. Donnelley & Sons Co....................   16,000        696,160
                                                              ------------
                                                                 2,818,987
                                                              ------------
    ------------------------------------------------------------------------
                                                                   VALUE
    SECURITY DESCRIPTION                               SHARES     (NOTE 2)
    ------------------------------------------------------------------------

    COMMUNICATIONS EQUIPMENT & SERVICES - 2.7%
    Cisco Systems, Inc.*............................  218,124   $  6,074,753
    Harris Corp.....................................   96,770      5,278,804
    Motorola, Inc...................................   40,505        716,939
    QUALCOMM, Inc...................................   27,352      1,186,803
                                                                ------------
                                                                  13,257,299
                                                                ------------
    COMPUTERS & PERIPHERALS - 4.2%
    Apple, Inc.*....................................   15,062      1,838,166
    Dell, Inc.*.....................................   39,704      1,133,549
    EMC Corp.*......................................   35,409        640,903
    Hewlett-Packard Co..............................  146,246      6,525,497
    International Business Machines Corp.(a)........   74,243      7,814,076
    Sun Microsystems, Inc.*.........................   41,300        217,238
    Western Digital Corp.*..........................  110,300      2,134,305
                                                                ------------
                                                                  20,303,734
                                                                ------------
    CONTAINERS & PACKAGING - 0.6%
    Pactiv Corp.*...................................   87,100      2,777,619
                                                                ------------
    ELECTRIC UTILITIES - 2.8%
    Edison International............................   21,600      1,212,192
    Exelon Corp.....................................   11,160        810,216
    FirstEnergy Corp................................   57,932      3,749,938
    Northeast Utilities.............................   15,600        442,416
    NSTAR(a)........................................   49,000      1,590,050
    PG&E Corp.......................................   47,400      2,147,220
    Public Service Enterprise Group, Inc............   19,460      1,708,199
    Reliant Energy, Inc.*...........................   66,700      1,797,565
    TXU Corp........................................       91          6,124
                                                                ------------
                                                                  13,463,920
                                                                ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
    Acuity Brands, Inc..............................   15,400        928,312
    Emerson Electric Co.............................   42,100      1,970,280
    Vishay Intertechnology, Inc.*...................  115,200      1,822,464
    Xerox Corp.*....................................   26,600        491,568
                                                                ------------
                                                                   5,212,624
                                                                ------------
    ENERGY EQUIPMENT & SERVICES - 1.5%
    Cameron International Corp.*....................   52,300      3,737,881
    GlobalSantaFe Corp.(a)..........................   23,500      1,697,875
    Schlumberger, Ltd...............................   19,886      1,689,117
                                                                ------------
                                                                   7,124,873
                                                                ------------
    FINANCIAL - DIVERSIFIED - 9.4%
    American Express Co.............................   19,800      1,211,364
    Ameriprise Financial, Inc.......................   14,300        909,051
    Citigroup, Inc..................................  249,185     12,780,699
    Fannie Mae......................................   16,134      1,054,034
    Federated Investors, Inc. - Class B.............   69,800      2,675,434
    First Marblehead Corp. (The)(a).................   17,550        678,132
    Freddie Mac.....................................    9,519        577,803
    Goldman Sachs Group, Inc. (The).................   17,931      3,886,544

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   --------------------------------------------------------------------------
                                                                    VALUE
   SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
   --------------------------------------------------------------------------

   FINANCIAL - DIVERSIFIED - CONTINUED
   JPMorgan Chase & Co...............................  169,013   $  8,188,680
   Lehman Brothers Holdings, Inc.....................   27,532      2,051,685
   Merrill Lynch & Co., Inc..........................   35,262      2,947,198
   Morgan Stanley....................................   19,412      1,628,279
   Prudential Financial, Inc.........................   24,836      2,414,804
   Raymond James Financial, Inc.(a)..................  134,100      4,143,690
   Washington Mutual, Inc.(a)........................   15,300        652,392
                                                                 ------------
                                                                   45,799,789
                                                                 ------------
   FOOD & DRUG RETAILING - 0.5%
   Safeway, Inc......................................   70,160      2,387,545
                                                                 ------------
   FOOD PRODUCTS - 1.2%
   Archer-Daniels-Midland Co.........................   60,400      1,998,636
   Tyson Foods, Inc. - Class A.......................  166,450      3,835,008
                                                                 ------------
                                                                    5,833,644
                                                                 ------------
   FOOD RETAILERS - 0.6%
   Kroger Co. (The)..................................   96,800      2,722,984
                                                                 ------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
   Applera Corp......................................   97,900      2,989,866
   Edwards Lifesciences Corp.*.......................   14,800        730,232
   Johnson & Johnson.................................   62,904      3,876,144
   Medtronic, Inc....................................   19,600      1,016,456
                                                                 ------------
                                                                    8,612,698
                                                                 ------------
   HEALTH CARE PROVIDERS & SERVICES - 3.8%
   Aetna, Inc........................................   55,688      2,750,987
   Cardinal Health, Inc..............................    7,281        514,330
   Humana, Inc.*.....................................   46,206      2,814,407
   McKesson Corp.....................................   87,600      5,224,464
   UnitedHealth Group, Inc...........................   85,135      4,353,804
   WellPoint, Inc.*..................................   34,043      2,717,653
                                                                 ------------
                                                                   18,375,645
                                                                 ------------
   HOTELS, RESTAURANTS & LEISURE - 0.6%
   Brinker International, Inc........................   16,700        488,809
   Carnival Corp.....................................   32,300      1,575,271
   McDonald's Corp...................................   20,858      1,058,752
                                                                 ------------
                                                                    3,122,832
                                                                 ------------
   HOUSEHOLD DURABLES - 0.1%
   NVR, Inc.*(a).....................................      728        494,858
                                                                 ------------
   HOUSEHOLD PRODUCTS - 1.3%
   Procter & Gamble Co. (The)........................  105,072      6,429,356
                                                                 ------------
   INDUSTRIAL - DIVERSIFIED - 2.5%
   3M Co.............................................   12,161      1,055,453
   General Electric Co...............................  188,314      7,208,660
   Honeywell International, Inc......................   43,566      2,451,894
   Tyco International, Ltd...........................   39,829      1,345,822
                                                                 ------------
                                                                   12,061,829
                                                                 ------------
   -----------------------------------------------------------------------------
                                                                    VALUE
   SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
   -----------------------------------------------------------------------------

   INSURANCE - 6.6%
   Allstate Corp. (The)..............................   33,000   $  2,029,830
   American International Group, Inc.................  134,258      9,402,088
   Chubb Corp. (The).................................   56,660      3,067,572
   Hartford Financial Services Group, Inc. (The).....   19,167      1,888,141
   Loews Corp........................................   53,255      2,714,940
   Manulife Financial Corp...........................  173,600      6,478,752
   PartnerRe, Ltd.(a)................................   12,800        992,000
   Principal Financial Group, Inc....................   44,000      2,564,760
   Travelers Cos., Inc. (The)........................   42,300      2,263,050
   W.R. Berkley Corp.................................   17,600        572,704
                                                                 ------------
                                                                   31,973,837
                                                                 ------------
   INTERNET SOFTWARE & SERVICES - 0.7%
   eBay, Inc.*.......................................   23,047        741,653
   Google, Inc. - Class A*...........................    4,000      2,093,520
   Yahoo!, Inc.*.....................................   22,524        611,076
                                                                 ------------
                                                                    3,446,249
                                                                 ------------
   IT CONSULTING & SERVICES - 0.5%
   Electronic Data Systems Corp......................   85,950      2,383,394
                                                                 ------------
   MACHINERY - 0.7%
   Caterpillar, Inc..................................   40,000      3,132,000
   Parker Hannifin Corp..............................    5,394        528,127
                                                                 ------------
                                                                    3,660,127
                                                                 ------------
   MEDIA - 2.7%
   Citadel Broadcasting Corp.(a).....................        1              8
   Comcast Corp. - Class A*..........................  111,900      3,146,628
   EchoStar Communications Corp.*....................   31,100      1,348,807
   Meredith Corp.....................................   12,400        763,840
   News Corp. - Class A..............................   48,736      1,033,691
   Time Warner, Inc..................................  183,235      3,855,264
   Walt Disney Co. (The).............................   90,280      3,082,159
                                                                 ------------
                                                                   13,230,397
                                                                 ------------
   METALS & MINING - 1.2%
   Alcan, Inc........................................   14,800      1,203,240
   Alcoa, Inc........................................   20,200        818,706
   Commercial Metals Co..............................   56,100      1,894,497
   Reliance Steel & Aluminum Co......................   36,600      2,059,116
                                                                 ------------
                                                                    5,975,559
                                                                 ------------
   OIL & GAS - 10.9%
   Apache Corp.......................................   17,500      1,427,825
   Chesapeake Energy Corp.(a)........................   15,100        522,460
   Chevron Corp......................................   69,999      5,896,716
   ConocoPhillips....................................   82,658      6,488,653
   Devon Energy Corp.................................   25,602      2,004,380
   Exxon Mobil Corp..................................  185,709     15,577,271
   Halliburton Co....................................   64,516      2,225,802
   Marathon Oil Corp.................................   52,132      3,125,835

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   -----------------------------------------------------------------------------
                                                                    VALUE
   SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
   -----------------------------------------------------------------------------

   OIL & GAS - CONTINUED
   Murphy Oil Corp...................................   14,300   $    849,992
   Occidental Petroleum Corp.........................   20,986      1,214,669
   Petro-Canada......................................   59,100      3,141,756
   Superior Energy Services, Inc.*...................   28,000      1,117,760
   Tidewater, Inc.(a)................................   30,000      2,126,400
   Transocean, Inc.*(a)..............................   22,700      2,405,746
   UGI Corp..........................................   75,700      2,065,096
   Valero Energy Corp................................   37,873      2,797,300
                                                                 ------------
                                                                   52,987,661
                                                                 ------------
   PERSONAL PRODUCTS - 0.7%
   Estee Lauder Companies, Inc. - Class A(a).........   57,400      2,612,274
   NBTY, Inc.*(a)....................................   19,800        855,360
                                                                 ------------
                                                                    3,467,634
                                                                 ------------
   PHARMACEUTICALS - 7.3%
   Abbott Laboratories...............................   25,359      1,357,975
   Biovail Corp......................................   19,100        485,522
   Cephalon, Inc.*(a)................................   31,900      2,564,441
   Eli Lilly & Co....................................   18,726      1,046,409
   Endo Pharmaceuticals Holdings, Inc.*..............   34,100      1,167,243
   Forest Laboratories, Inc.*........................   67,540      3,083,201
   King Pharmaceuticals, Inc.*.......................  201,000      4,112,460
   Merck & Co., Inc..................................   66,780      3,325,644
   Mylan Laboratories, Inc.(a).......................  164,300      2,988,617
   Pfizer, Inc.......................................  305,725      7,817,388
   Schering-Plough Corp..............................   26,364        802,520
   Sepracor, Inc.*...................................   35,000      1,435,700
   Watson Pharmaceuticals, Inc.*.....................  113,100      3,679,143
   Wyeth.............................................   23,251      1,333,212
                                                                 ------------
                                                                   35,199,475
                                                                 ------------
   REAL ESTATE - 1.8%
   Annaly Mortgage Management, Inc. (REIT)...........  112,100      1,616,482
   CB Richard Ellis Group, Inc. - Class A*...........   84,200      3,073,300
   Host Hotels & Resorts, Inc. (REIT)................    3,020         69,822
   Jones Lang LaSalle, Inc...........................   27,500      3,121,250
   KKR Financial Holdings LLC(a).....................   28,080        699,473
                                                                 ------------
                                                                    8,580,327
                                                                 ------------
   RETAIL - MULTILINE - 4.0%
   Costco Wholesale Corp.(a).........................    8,027        469,740
   J.C. Penney Co., Inc..............................   62,400      4,516,512
   Kohl's Corp.*.....................................    7,900        561,137
   Target Corp.......................................   55,087      3,503,533
   Wal-Mart Stores, Inc..............................  213,840     10,287,843
                                                                 ------------
                                                                   19,338,765
                                                                 ------------
   -----------------------------------------------------------------------------
                                                                    VALUE
   SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
   -----------------------------------------------------------------------------

   RETAIL - SPECIALTY - 2.2%
   American Eagle Outfitters, Inc....................   86,139   $  2,210,326
   Home Depot, Inc. (The)............................   73,428      2,889,392
   Lowe's Cos., Inc..................................   26,649        817,858
   NIKE, Inc. - Class B..............................   78,990      4,604,327
                                                                 ------------
                                                                   10,521,903
                                                                 ------------
   ROAD & RAIL - 1.2%
   Burlington Northern Santa Fe Corp.................   25,087      2,135,907
   CSX Corp..........................................   37,016      1,668,681
   Union Pacific Corp................................   15,800      1,819,370
                                                                 ------------
                                                                    5,623,958
                                                                 ------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.6%
   ASML Holding N.V.*(a).............................   77,850      2,136,982
   Integrated Device Technology, Inc.*...............   34,500        526,815
   Intel Corp........................................  283,699      6,740,688
   KLA-Tencor Corp...................................    5,900        324,205
   Linear Technology Corp.(a)........................   50,500      1,827,090
   Texas Instruments, Inc............................   24,574        924,720
                                                                 ------------
                                                                   12,480,500
                                                                 ------------
   SOFTWARE - 3.2%
   BMC Software, Inc.*...............................   88,105      2,669,582
   Compuware Corp.*(a)...............................  106,300      1,260,718
   Intuit, Inc.*.....................................   59,454      1,788,376
   Microsoft Corp....................................  235,635      6,944,163
   Oracle Corp.*.....................................   94,000      1,852,740
   Sybase, Inc.*(a)..................................   49,572      1,184,275
                                                                 ------------
                                                                   15,699,854
                                                                 ------------
   TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.8%
   AT&T, Inc.........................................  247,333     10,264,320
   Corning, Inc.*....................................   26,964        688,930
   Qwest Communications International, Inc.*(a)......  452,600      4,390,220
   Sprint Nextel Corp................................   46,051        953,716
   Telephone & Data Systems, Inc.....................    9,600        600,672
   Verizon Communications, Inc.......................  158,640      6,531,209
                                                                 ------------
                                                                   23,429,067
                                                                 ------------
   TOBACCO - 0.9%
   Altria Group, Inc.................................   59,925      4,203,140
                                                                 ------------

   Total Common Stocks
   (Cost $407,264,496)                                            480,200,090
                                                                 ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


  ------------------------------------------------------------------------------
                                                        PAR           VALUE
  SECURITY DESCRIPTION                                 AMOUNT        (NOTE 2)
  ------------------------------------------------------------------------------

  SHORT-TERM INVESTMENT - 1.3%
  State Street Bank & Trust Co.,
    Repurchase Agreement dated 06/29/07 at 3.400%
    to be repurchased at $6,121,734 on 07/02/07
    collateralized by $6,255,000 FHLB at 5.750% due
    06/07/12 with a value of $6,247,181.
    (Cost -$6,120,000).............................. $6,120,000    $  6,120,000
                                                                   ------------

  TOTAL INVESTMENTS - 100.3%
  (Cost $413,384,496)                                               486,320,090

  Other Assets and Liabilities (net) - (0.3)%                        (1,504,615)
                                                                   ------------

  TOTAL NET ASSETS - 100.0%                                        $484,815,475
                                                                   ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $39,947,695 and the collateral received consisted of cash in the amount of $28,316,627 and securities in the amount of $12,581,685.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust



                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $480,200,090
   Repurchase Agreement                                                     6,120,000
   Cash                                                                           861
   Collateral for securities on loan                                       40,898,312
   Receivable for investments sold                                            282,877
   Dividends receivable                                                       406,218
   Interest receivable                                                            578
   Receivable from investment manager (Note 3)                                 10,390
                                                                         ------------
     Total assets                                                         527,919,326
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  1,555,222
     Trust shares redeemed                                                    310,025
     Collateral for securities on loan                                     40,898,312
     Investment advisory fee payable (Note 3)                                 263,305
     Administration fee payable                                                 5,777
     Custodian and accounting fees payable                                     32,910
   Accrued expenses                                                            38,300
                                                                         ------------
     Total liabilities                                                     43,103,851
                                                                         ------------
NET ASSETS                                                               $484,815,475
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $374,436,267
   Accumulated net realized gain                                           34,705,008
   Unrealized appreciation on investments and foreign currency             72,935,736
   Undistributed net investment income                                      2,738,464
                                                                         ------------
     Total                                                               $484,815,475
                                                                         ============
NET ASSETS
   Class A                                                               $484,815,475
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 21,491,072
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      22.56
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $407,264,496

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


BATTERYMARCH GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 4,196,133
   Interest (2)                                                                72,673
                                                                          -----------
       Total investment income                                              4,268,806
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         1,564,107
   Administration fees                                                         18,636
   Custody and accounting fees                                                 15,940
   Transfer agent fees                                                          2,158
   Audit                                                                       12,061
   Legal                                                                        7,309
   Trustee fees and expenses                                                    7,667
   Shareholder reporting                                                       15,645
   Insurance                                                                   10,610
   Other                                                                        1,139
                                                                          -----------
       Total expenses                                                       1,655,272
       Less fees waived and expenses reimbursed by the manager                (33,762)
       Less broker commission recapture                                       (54,548)
                                                                          -----------
   Net expenses                                                             1,566,962
                                                                          -----------
   Net investment income                                                    2,701,844
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                         38,319,156
       Foreign currency                                                           (29)
                                                                          -----------
   Net realized gain on investments and foreign currency                   38,319,127
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (3,584,255)
       Foreign currency                                                           406
                                                                          -----------
   Net change in unrealized depreciation on investments and
       foreign currency                                                    (3,583,849)
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    34,735,278
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $37,437,122
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $    16,343
(2)Interest income includes securities lending income of:                      19,431

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                                                                         Period Ended  Period Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)     2006*
                                                                         ------------- ------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,701,844  $  4,165,772
   Net realized gain on investments and foreign currency                   38,319,127    28,678,079
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (3,583,849)    6,747,025
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    37,437,122    39,590,876
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (4,128,223)           --
   From net realized gains
     Class A                                                              (32,293,127)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (36,421,350)           --
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                   13,129       679,679
   Net asset value of shares issued through acquisition
     Class A                                                                       --   491,658,847
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               36,421,350            --
   Cost of shares repurchased
     Class A                                                              (35,623,095)  (48,941,083)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions                 811,384   443,397,443
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                1,827,156   482,988,319
   Net assets at beginning of period                                      482,988,319            --
                                                                         ------------  ------------
   Net assets at end of period                                           $484,815,475  $482,988,319
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  2,738,464  $  4,164,843
                                                                         ============  ============

*  For the period 05/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                    CLASS A
BATTERYMARCH GROWTH AND INCOME PORTFOLIO                                 --------------------------
                                                                         FOR THE PERIOD FOR THE PERIOD
                                                                             ENDED          ENDED
                                                                         JUNE 30, 2007   DECEMBER 31,
                                                                          (UNAUDITED)      2006(B)
                                                                         -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $22.56         $20.73
                                                                             ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.13(a)        0.19(a)
Net Realized/Unrealized Gain on Investments.............................       1.65           1.64
                                                                             ------         ------
Total from Investment Operations........................................       1.78           1.83
                                                                             ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.20)            --
Distributions from Net Realized Capital Gains...........................      (1.58)            --
                                                                             ------         ------
Total Distributions.....................................................      (1.78)            --
                                                                             ------         ------
NET ASSET VALUE, END OF PERIOD..........................................     $22.56         $22.56
                                                                             ======         ======
TOTAL RETURN                                                                   8.04%          8.83%
Ratio of Expenses to Average Net Assets.................................       0.65%*         0.65%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.69%*         0.72%*
Ratio of Net Investment Income to Average Net Assets....................       1.12%*         1.32%*
Portfolio Turnover Rate.................................................       41.0%          63.6%
Net Assets, End of Period (in millions).................................     $484.8         $483.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Batterymarch Growth and Income Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                           Management Fees
                                          earned by Manager
                                         for the period ended
Portfolio                                   June 30, 2007     % per annum    Average Daily Assets
---------                                -------------------- ----------- --------------------------

Batterymarch Growth and Income Portfolio      $1,564,107         0.65%    First $500 Million

                                                                 0.55%    $500 Million to $1 Billion

                                                                 0.50%    $1 Billion to $1.5 Billion

                                                                 0.45%    $1.5 Billion to $2 Billion

                                                                 0.40%    Over $2 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense      Expenses
                                          Limitation Agreement    Reimbursed in
                                         ---------------------   ----------------
Portfolio                                Class A Class B Class E   2006    2007
---------                                ------- ------- ------- -------- -------

Batterymarch Growth and Income Portfolio  0.65%   0.90%*  0.80%* $225,909 $33,762

* Classes not offered during the period.

Expense limitation for Class A, on a permanent basis, is 0.65% on first $500 million of assets, 0.55% on next $500 million of assets, 0.50% on next $500 million of assets, 0.45% on next $500 million of assets, and 0.40% on assets over $2 billion.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                  Shares Issued
                                                  in Connection    Shares Issued               Net Increase
                               Beginning  Shares with Acquisition Through Dividend   Shares     in Shares     Ending
                                Shares     Sold      (Note 8)       Reinvestment   Repurchased Outstanding    Shares
-                              ---------- ------ ---------------- ---------------- ----------- ------------ ----------

Batterymarch Growth and Income
  Portfolio

 Class A

 06/30/2007                    21,406,745    572            --       1,642,821     (1,559,066)      84,327  21,491,072
 05/01/2006-12/31/2006                 -- 29,112    23,717,262              --     (2,339,629)  21,406,745  21,406,745

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

Batterymarch Growth and Income Portfolio       $--        $196,728,355        $--        $223,210,118

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

Batterymarch Growth and Income Portfolio $413,384,496 $78,463,587   $(5,527,993)   $72,935,594

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                                 Securities  Collateral
                                                 ----------- -----------

        Batterymarch Growth and Income Portfolio $39,947,695 $40,898,312

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
                                         ------------- ------------- ------------ ------------------ ------------

Batterymarch Growth and Income Portfolio  $7,582,742    $28,838,582  $72,942,112         $--         $109,363,436

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Batterymarch Growth and Income Portfolio (the "Batterymarch Portfolio") commenced operations after acquiring all of the net assets of The Travelers Growth and Income Stock Account for Variable Annuities (the "Travelers Account") pursuant to a plan of reorganization approved by the Travelers Account unit holders on April 27, 2006. In a tax-free transaction, the Travelers Account contributed net assets of $491,658,847, including unrealized gains of $69,772,560, in exchange for 23,717,262 Class A shares of the Batterymarch Portfolio.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                             Batterymarch Mid-Cap
                                Stock Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the six month period ending June 30, 2007, the Batterymarch Mid-Cap Stock Portfolio returned 13.82% versus 11.98% for the S&P MidCap 400(R) Index.

YOUR PORTFOLIO

Your Portfolio outperformed the benchmark for the period, benefiting from positive stock selection, led by energy, financials--real estate and energy-services. Selection in the services & distribution sector was the greatest detractor. The impact of sector allocation was essentially neutral.

Our stock selection model performed well for the period, with all of the dimensions having positive top-to-bottom quintile spreads on an equal weighted basis. The technical dimension led in the first quarter, while the earnings growth and expectations dimensions led in the second quarter.

As of June 30, 2007, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio and a strong two-year forward earnings growth rate. Looking forward, your portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

After a positive start to the year, markets globally suffered a correction towards the end of February, sparked by a sharp one-day decline in local China A shares. The downturn was exacerbated within the U.S. by sub-prime lending concerns, with initial reaction centered on the stocks of mortgage lenders. Consumer spending remained stable, industrial growth continued and monetary policy makers appeared satisfied with the current balance between currency stability and economic growth. Merger and acquisition activity in the U.S. continued at a high level, reflecting the global environment. Mid-cap stocks outperformed large cap stocks for this period, with the S&P 400 at 5.8% vs the S&P 500 at 0.6% in the second quarter. Large cap stocks benefited more from this global exposure and outpaced mid-cap stocks in the second quarter while still lagging year-to-date. For the first six months of the year, the S&P 400 returned 12.0% vs. the S&P 500 at 6.7%.

The leading sectors within the benchmark for the period were energy services, industrials and materials. The only sectors posting negative returns for the six-month period were financials--real estate as sub-prime mortgage lending continued to worry investors, and consumer cyclicals.

OUTLOOK

Economic growth has moderated, and the Fed continues to monitor signs of inflationary pressure. The consensus outlook for the U.S. economy therefore remains mostly upbeat, having weathered much of the recent uncertainty. Our portfolios are positioned for continued global growth that is not dependent on the U.S. consumer as the primary source of demand.

INVESTMENT RESEARCH UPDATE

During the period, we completed research on ways to glean additional information from corporate earnings announcements. As a result, we have implemented a new Decayed 4-Day Relative Return factor within the expectations dimension of our stock selection model. Decayed 4-Day Relative Return encapsulates earnings information by calculating four-day relative returns surrounding a company's earnings release. Share-price movement in the days after an earnings announcement reflects not only earnings data, but also insights about corporate guidance and future revenues.

We also completed research that furthers our ability to capture shifts in the distribution of analyst opinions over time so that we can better understand and exploit changes in market sentiment. As a result, we enhanced the Estimate Diffusion Factor within our expectations dimension: we added a second calculation for this factor that allows us to have a more complete picture of the distribution of estimates and improves stock count, information ratio and alpha spreads in peer groups where this factor is applied.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. Investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and the Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Harris Corp.                1.88%
                      ------------------------------------
                      Health Net, Inc.            1.65%
                      ------------------------------------
                      CommScope, Inc.             1.41%
                      ------------------------------------
                      Tidewater, Inc.             1.40%
                      ------------------------------------
                      Holly Corp.                 1.37%
                      ------------------------------------
                      Precision Castparts Corp.   1.37%
                      ------------------------------------
                      Pride International, Inc.   1.30%
                      ------------------------------------
                      Republic Services, Inc.     1.28%
                      ------------------------------------
                      W.R. Berkley Corp.          1.27%
                      ------------------------------------
                      Manpower, Inc.              1.24%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]


Basic Materials                5.8%
Communications                 5.9%
Cyclical                       9.2%
Non-Cyclical                  23.2%
Energy                        12.0%
Financials                    12.8%
Industrials                   19.2%
Technology                     5.6%
Utilities                      6.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                            S&P Midcap            Batterymarch Mid-Cap
                          400(R) Index/1/           Stock Portfolio
                          ---------------         --------------------
  4/1/1997                   $10,000                    $10,000
12/31/1997                    13,425                     13,438
12/31/1998                    15,989                     15,710
12/31/1999                    18,343                     17,827
12/31/2000                    21,555                     20,788
12/31/2001                    21,424                     19,951
12/31/2002                    18,316                     17,094
12/31/2003                    24,838                     22,994
12/31/2004                    28,931                     26,777
12/31/2005                    32,563                     30,103
 3/31/2006                    35,047                     32,174
 6/30/2006                    33,947                     31,190
 9/30/2006                    36,320                     29,961
12/31/2006                    35,928                     31,810
 6/30/2007                    40,232                     36,206



    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/07)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Batterymarch
    Mid-Cap Stock
--  Portfolio--Class A 16.09% 13.87% 13.41% 12.22%    13.31%
    ------------------------------------------------------------
    S&P MidCap 400(R)
- - Index/1/           18.51% 15.15% 14.17% 13.37%    14.55%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,138.20       $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,020.98        3.86
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 99.7%
       AEROSPACE & DEFENSE - 0.2%
       Goodrich Corp............................      5,400 $     321,624
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.6%
       Ryder System, Inc........................     17,103       920,141
                                                            -------------
       AIRLINES - 0.6%
       Continental Airlines, Inc. - Class B*....     28,200       955,134
                                                            -------------
       AUTO COMPONENTS - 0.9%
       Johnson Controls, Inc....................     12,620     1,461,017
                                                            -------------
       BANKS - 1.2%
       Credicorp, Ltd...........................     13,100       801,327
       Zions Bancorporation.....................     14,265     1,097,121
                                                            -------------
                                                                1,898,448
                                                            -------------
       BEVERAGES - 1.0%
       Molson Coors Brewing Co. - Class B.......     17,500     1,618,050
                                                            -------------
       BIOTECHNOLOGY - 1.0%
       Charles River Laboratories International,
         Inc.*..................................     31,034     1,601,975
                                                            -------------
       CHEMICALS - 4.2%
       Airgas, Inc..............................     11,152       534,181
       Albemarle Corp...........................     25,000       963,250
       Celanese Corp............................     45,700     1,772,246
       CF Industries Holdings, Inc..............     17,000     1,018,130
       Methanex Corp............................     28,300       711,462
       Nalco Holding Co.........................     40,400     1,108,980
       OM Group, Inc.*..........................     15,200       804,384
                                                            -------------
                                                                6,912,633
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 10.0%
       ABM Industries, Inc......................      8,350       215,513
       Allied Waste Industries, Inc.*...........    100,880     1,357,845
       Deluxe Corp..............................     29,700     1,206,117
       Dun & Bradstreet Corp. (The).............     16,350     1,683,723
       Herman Miller, Inc.......................     28,000       884,800
       ITT Educational Services, Inc.*..........      5,900       692,542
       Kelly Services, Inc......................      8,350       229,291
       Korn/Ferry International*................     61,096     1,604,381
       Manpower, Inc............................     22,095     2,038,043
       MPS Group, Inc.*(a)......................    107,612     1,438,772
       Republic Services, Inc...................     68,914     2,111,525
       Robert Half International, Inc...........      8,400       306,600
       Sotheby's(a).............................     35,600     1,638,312
       United Rentals, Inc.*(a).................     29,900       972,946
                                                            -------------
                                                               16,380,410
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.7%
       Andrew Corp.*............................     51,500       743,660
       CommScope, Inc.*(a)......................     39,663     2,314,336
       Harris Corp..............................     56,684     3,092,112
                                                            -------------
                                                                6,150,108
                                                            -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         CONSTRUCTION MATERIALS - 0.7%
         Martin Marietta Materials, Inc.(a)..      7,400 $   1,198,948
                                                         -------------
         CONTAINERS & PACKAGING - 1.8%
         Pactiv Corp.*.......................     19,200       612,288
         Sealed Air Corp.(a).................     38,500     1,194,270
         Sonoco Products Co..................     26,283     1,125,175
                                                         -------------
                                                             2,931,733
                                                         -------------
         EDUCATION - 0.6%
         DeVry, Inc..........................     30,800     1,047,816
                                                         -------------
         ELECTRIC UTILITIES - 3.8%
         CMS Energy Corp.(a).................     47,050       809,260
         El Paso Electric Co.*(a)............     18,865       463,324
         Northeast Utilities.................     31,900       904,684
         OGE Energy Corp.....................     45,480     1,666,842
         Pepco Holdings, Inc.................     52,900     1,491,780
         Puget Energy, Inc...................     12,595       304,547
         Sierra Pacific Resources*...........     31,219       548,206
                                                         -------------
                                                             6,188,643
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS -
         4.3%
         Arrow Electronics, Inc.*............     42,700     1,640,961
         Avnet, Inc.*........................     51,320     2,034,325
         Benchmark Electronics, Inc.*(a).....      7,800       176,436
         Dolby Laboratories, Inc.*...........     25,000       885,250
         Flextronics International, Ltd.*....     14,900       160,920
         Vishay Intertechnology, Inc.*.......     70,600     1,116,892
         Xilinx, Inc.........................     40,480     1,083,649
                                                         -------------
                                                             7,098,433
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 3.6%
         Atmos Energy Corp...................     19,800       595,188
         Cameron International Corp.*........     25,740     1,839,638
         Energen Corp........................     20,000     1,098,800
         Global Industries, Ltd.*............     22,900       614,178
         Grant Prideco, Inc.*................     12,900       694,407
         National-Oilwell Varco, Inc.*.......     10,600     1,104,944
                                                         -------------
                                                             5,947,155
                                                         -------------
         FINANCIAL - DIVERSIFIED - 0.8%
         Raymond James Financial, Inc........     44,600     1,378,140
                                                         -------------
         FOOD PRODUCTS - 1.9%
         Herbalife, Ltd.(a)..................     21,900       868,335
         Hormel Foods Corp...................     35,950     1,342,733
         Tyson Foods, Inc. - Class A.........     37,200       857,088
                                                         -------------
                                                             3,068,156
                                                         -------------
         GAS UTILITIES - 0.7%
         MDU Resources Group, Inc.(a)........     11,150       312,646
         New Jersey Resources Corp.(a).......     16,712       852,646
                                                         -------------
                                                             1,165,292
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES -
        2.4%
        Dade Behring Holdings, Inc.............     14,292 $     759,191
        Edwards Lifesciences Corp.*............     15,750       777,105
        Hillenbrand Industries, Inc.(a)........     22,650     1,472,250
        West Pharmaceutical Services, Inc.(a)..     20,810       981,192
                                                           -------------
                                                               3,989,738
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 5.3%
        Coventry Health Care, Inc.*............     26,110     1,505,242
        Health Net, Inc.*......................     51,448     2,716,454
        Humana, Inc.*..........................     31,535     1,920,797
        McKesson Corp..........................     14,200       846,888
        WellCare Health Plans, Inc.*(a)........     19,150     1,733,266
                                                           -------------
                                                               8,722,647
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        Bob Evans Farms, Inc.(a)...............     29,869     1,100,673
        Ruby Tuesday, Inc.(a)..................     37,100       976,843
                                                           -------------
                                                               2,077,516
                                                           -------------
        HOUSEHOLD DURABLES - 1.1%
        Mohawk Industries, Inc.*(a)............     11,400     1,149,006
        Stanley Works (The)(a).................     11,000       667,700
                                                           -------------
                                                               1,816,706
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 0.5%
        Harsco Corp............................     16,000       832,000
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 0.6%
        Ceradyne, Inc.*(a).....................      3,000       221,880
        Roper Industries, Inc..................     14,868       848,963
                                                           -------------
                                                               1,070,843
                                                           -------------
        INSURANCE - 8.3%
        American Financial Group, Inc.(a)......     56,076     1,914,995
        Arch Capital Group, Ltd.*..............     18,765     1,361,213
        Aspen Insurance Holdings, Ltd..........     30,600       858,942
        Assurant, Inc..........................     26,100     1,537,812
        Axis Capital Holdings, Ltd.............     21,100       857,715
        CNA Financial Corp.....................     19,600       934,724
        Delphi Financial Group - Class A(a)....     21,100       882,402
        Endurance Specialty Holdings, Ltd.(a)..     37,600     1,505,504
        W.R. Berkley Corp......................     64,121     2,086,497
        XL Capital, Ltd. - Class A(a)..........     20,726     1,746,995
                                                           -------------
                                                              13,686,799
                                                           -------------
        MACHINERY - 4.9%
        Cummins, Inc...........................     16,212     1,640,816
        Manitowoc Co., Inc. (The)..............     23,700     1,905,006
        Pall Corp..............................     20,400       938,196
        Parker Hannifin Corp...................     11,190     1,095,613
        SPX Corp...............................     11,880     1,043,183
        Terex Corp.*...........................     18,100     1,471,530
                                                           -------------
                                                               8,094,344
                                                           -------------

       ---------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ---------------------------------------------------------------------

       MEDIA - 0.4%
       Shaw Communications, Inc. - Class B......     15,900 $     668,436
                                                            -------------
       METALS & MINING - 4.5%
       Cleveland-Cliffs, Inc.(a)................     11,900       924,273
       Commercial Metals Co.....................     39,200     1,323,784
       Precision Castparts Corp.................     18,520     2,247,587
       Reliance Steel & Aluminum Co.............     24,500     1,378,370
       Southern Copper Corp.(a).................     10,718     1,010,279
       Steel Dynamics, Inc......................     10,800       452,628
                                                            -------------
                                                                7,336,921
                                                            -------------
       OIL & GAS - 10.2%
       Frontier Oil Corp........................     40,970     1,793,257
       Helmerich & Payne, Inc...................     26,100       924,462
       Holly Corp...............................     30,450     2,259,085
       Noble Energy, Inc........................     27,365     1,707,302
       Pride International, Inc.*...............     57,225     2,143,649
       Tesoro Corp..............................     24,675     1,410,176
       Tidewater, Inc.(a).......................     32,403     2,296,725
       UGI Corp.................................     45,900     1,252,152
       Unit Corp.*..............................     12,400       780,084
       W-H Energy Services, Inc.*...............     12,400       767,684
       Western Refining, Inc.(a)................     24,700     1,427,660
                                                            -------------
                                                               16,762,236
                                                            -------------
       PERSONAL PRODUCTS - 1.5%
       Estee Lauder Companies, Inc. - Class A(a)     21,300       969,363
       NBTY, Inc.*..............................     33,300     1,438,560
                                                            -------------
                                                                2,407,923
                                                            -------------
       PHARMACEUTICALS - 2.6%
       Cephalon, Inc.*(a).......................     21,600     1,736,424
       King Pharmaceuticals, Inc.*(a)...........     65,600     1,342,176
       Sepracor, Inc.*..........................     30,400     1,247,008
                                                            -------------
                                                                4,325,608
                                                            -------------
       REAL ESTATE - 2.5%
       CB Richard Ellis Group, Inc. - Class A*..     40,497     1,478,140
       FelCor Lodging Trust, Inc. (REIT)(a).....     33,100       861,593
       Hospitality Properties Trust (REIT)......     18,289       758,811
       Jones Lang LaSalle, Inc..................      8,720       989,720
                                                            -------------
                                                                4,088,264
                                                            -------------
       RETAIL - MULTILINE - 0.8%
       J.C. Penney Co., Inc.....................     18,700     1,353,506
                                                            -------------
       RETAIL - SPECIALTY - 4.4%
       Advance Auto Parts, Inc..................     12,360       500,951
       American Eagle Outfitters, Inc...........     16,202       415,743
       Charming Shoppes, Inc.*(a)...............     48,600       526,338
       Dollar Tree Stores, Inc.*................     23,533     1,024,862
       Men's Wearhouse, Inc. (The)..............     15,300       781,371
       Nordstrom, Inc...........................     11,400       582,768
       Payless ShoeSource, Inc.*................     26,450       834,498

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - SPECIALTY - CONTINUED
       Ross Stores, Inc........................     33,645 $   1,036,266
       TJX Cos., Inc. (The)....................     54,100     1,487,750
                                                           -------------
                                                               7,190,547
                                                           -------------
       ROAD & RAIL - 0.7%
       CSX Corp................................     27,286     1,230,053
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
       Brooks Automation, Inc.*(a).............     34,620       628,353
       Integrated Device Technology, Inc.*.....     54,550       832,979
       International Rectifier Corp.*..........     35,100     1,307,826
       Lam Research Corp.*.....................     11,730       602,922
       Novellus Systems, Inc.*(a)..............     35,600     1,009,972
       ON Semiconductor Corp.*(a)..............    102,000     1,093,440
                                                           -------------
                                                               5,475,492
                                                           -------------
       SOFTWARE - 0.6%
       Cognos, Inc.*(a)........................      8,550       339,179
       Compuware Corp.*(a).....................     49,400       585,884
                                                           -------------
                                                                 925,063
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
       Qwest Communications International,
         Inc.*(a)..............................     58,000       562,600
       RF Micro Devices, Inc.*(a)..............     55,125       343,980
       Telephone & Data Systems, Inc...........      8,400       525,588
                                                           -------------
                                                               1,432,168
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.8%
       Millicom International Cellular S.A.*(a)     14,800     1,356,272
                                                           -------------
       TOBACCO - 0.5%
       Universal Corp.(a)......................     13,650       831,558
                                                           -------------
       Total Common Stocks
       (Cost $139,703,696)                                   163,918,496
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 0.7%
     State Street Bank & Trust Co.,
       Repurchase Agreement dated 06/29/07 at
       2.550% to be repurchased at $1,215,258
       on 07/02/07 collateralized by $1,220,000
       FHLB at 5.150% due 08/15/07 with a
       value of $1,242,875.
       (Cost - $1,215,000)...................... $ 1,215,000 $   1,215,000
                                                             -------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $140,918,696)                                       165,133,496
                                                             -------------

     Other Assets and Liabilities (net) - (0.4)%                  (665,697)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 164,467,799
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007 the market value of the securities loaned was $32,037,921 and the collateral received consisted of cash in the amount of $31,806,661 and securities in the amount of $990,450.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH MID-CAP STOCK PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                               $163,918,496
   Repurchase Agreement                                             1,215,000
   Cash                                                                   961
   Collateral for securities on loan                               32,797,111
   Receivable for investments sold                                    143,998
   Receivable for Trust shares sold                                    49,565
   Dividends receivable                                                90,228
   Interest receivable                                                    172
                                                                 ------------
      Total assets                                                198,215,531
                                                                 ------------
LIABILITIES
   Payables for:
      Trust shares redeemed                                           754,709
      Collateral for securities on loan                            32,797,111
      Investment advisory fee payable (Note 3)                         95,659
      Administration fee payable                                        2,347
      Custodian and accounting fees payable                            36,186
   Accrued expenses                                                    61,720
                                                                 ------------
      Total liabilities                                            33,747,732
                                                                 ------------
NET ASSETS                                                       $164,467,799
                                                                 ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                               $126,606,800
   Accumulated net realized gain                                   13,167,948
   Unrealized appreciation on investments and foreign currency     24,214,804
   Undistributed net investment income                                478,247
                                                                 ------------
      Total                                                      $164,467,799
                                                                 ============
NET ASSETS
   Class A                                                       $164,467,799
                                                                 ============
CAPITAL SHARES OUTSTANDING
   Class A                                                          8,486,499
                                                                 ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                       $      19.38
                                                                 ============

-----------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements            $139,703,696

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH MID-CAP STOCK PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $   961,432
    Interest (2)                                                                            34,040
                                                                                       -----------
       Total investment income                                                             995,472
                                                                                       -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                       578,460
    Administration fees                                                                      7,586
    Deferred expense reimbursement                                                           1,833
    Custody and accounting fees                                                             15,488
    Transfer agent fees                                                                      2,459
    Audit                                                                                   12,043
    Legal                                                                                    7,153
    Trustee fees and expenses                                                                2,595
    Shareholder reporting                                                                   13,175
    Insurance                                                                                3,792
    Other                                                                                    1,192
                                                                                       -----------
       Total expenses                                                                      645,776
       Less broker commission recapture                                                    (10,287)
                                                                                       -----------
    Net expenses                                                                           635,489
                                                                                       -----------
    Net investment income                                                                  359,983
                                                                                       -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain on:
       Investments                                                                      13,272,181
       Foreign currency                                                                         84
                                                                                       -----------
    Net realized gain on investments and foreign currency                               13,272,265
                                                                                       -----------
    Net change in unrealized appreciation on:
       Investments                                                                       7,836,131
       Foreign currency                                                                         14
                                                                                       -----------
    Net change in unrealized appreciation on investments and foreign currency            7,836,145
                                                                                       -----------
    Net realized and change in unrealized gain on investments and foreign currency      21,108,410
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $21,468,393
                                                                                       ===========

---------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $     1,127
(2)Interest income includes securities lending income of:                                   23,699

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    359,983  $    665,057
   Net realized gain on investments, futures contracts and foreign
       currency                                                            13,272,265    19,941,890
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                     7,836,145    (8,708,563)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    21,468,393    11,898,384
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (503,556)   (1,174,440)
   From net realized gains
     Class A                                                              (20,077,851)  (35,038,269)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (20,581,407)  (36,212,709)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                3,527,555     9,835,078
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               20,581,407    36,212,709
   Cost of shares repurchased
     Class A                                                              (29,001,852)  (60,207,276)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions              (4,892,890)  (14,159,489)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                               (4,005,904)  (38,473,814)
   Net assets at beginning of period                                      168,473,703   206,947,517
                                                                         ------------  ------------
   Net assets at end of period                                           $164,467,799  $168,473,703
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    478,247  $    621,820
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


BATTERYMARCH MID-CAP STOCK PORTFOLIO                             --------------
                                                                 FOR THE PERIOD
                                                                     ENDED
                                                                 JUNE 30, 2007
                                                                  (UNAUDITED)
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $19.43
                                                                     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................      0.04 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............       2.55
                                                                     ------
Total from Investment Operations................................       2.59
                                                                     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................      (0.06)
Distributions from Net Realized Capital Gains...................      (2.58)
                                                                     ------
Total Distributions.............................................      (2.64)
                                                                     ------
NET ASSET VALUE, END OF PERIOD..................................     $19.38
                                                                     ======
TOTAL RETURN                                                          13.82%
Ratio of Expenses to Average Net Assets.........................       0.77%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................       0.78%*
Ratio of Net Investment Income to Average Net Assets............       0.44%*
Portfolio Turnover Rate.........................................       55.0%
Net Assets, End of Period (in millions).........................     $164.5

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS A
BATTERYMARCH MID-CAP STOCK PORTFOLIO                             -------------------------------------------------

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                    2006       2005      2004++   2003++   2002++
                                                                 ------     ------     ------     ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $21.96     $19.76     $17.49     $13.11  $ 15.41
                                                                 ------     ------     ------     ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................   0.07 (a)   0.14 (a)   0.05 (a)   0.05     0.03
Net Realized/Unrealized Gain (Loss) on Investments..............   1.32       2.29       2.82 (a)   4.38    (2.23)
                                                                 ------     ------     ------     ------  -------
Total from Investment Operations................................   1.39       2.43       2.87       4.43    (2.20)
                                                                 ------     ------     ------     ------  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................  (0.13)        --      (0.05)     (0.05)   (0.08)
Distributions from Net Realized Capital Gains...................  (3.79)     (0.23)     (0.55)        --    (0.02)
                                                                 ------     ------     ------     ------  -------
Total Distributions.............................................  (3.92)     (0.23)     (0.60)     (0.05)   (0.10)
                                                                 ------     ------     ------     ------  -------
NET ASSET VALUE, END OF PERIOD.................................. $19.43     $21.96     $19.76     $17.49  $ 13.11
                                                                 ======     ======     ======     ======  =======
TOTAL RETURN                                                       5.67%     12.42%     16.45%     33.75%  (14.32)%
Ratio of Expenses to Average Net Assets.........................   0.81%      0.82%      0.80%(b)   0.82%    0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................   0.84%      0.82%      0.82%      0.82%    0.85 %
Ratio of Net Investment Income to Average Net Assets............   0.35%      0.68%      0.28%      0.38%    0.23 %
Portfolio Turnover Rate.........................................  142.2%     116.0%      91.0%      61.0%    67.0 %
Net Assets, End of Period (in millions)......................... $168.5     $207.0     $198.0     $165.0  $ 111.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the year ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Batterymarch Mid-Cap Stock Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                     for the period ended
Portfolio                               June 30, 2007     % per annum Average Daily Assets
---------                            -------------------- ----------- --------------------

Batterymarch Mid-Cap Stock Portfolio       $578,460          0.70%            All

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                              -----------------------
         Portfolio                            Class A Class B  Class E
         ---------                            ------- -------  -------

         Batterymarch Mid-Cap Stock Portfolio   0.95%   1.20%*   1.10%*

* Classes not offered during the period.

The following amounts were repaid to the Manager during the period ended June 30, 2007.

                  Batterymarch Mid-Cap Stock Portfolio $1,833

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                       Shares Issued
                                                          Through                Net Decrease
                                     Beginning Shares    Dividend      Shares     in Shares    Ending
                                      Shares    Sold   Reinvestment  Repurchased Outstanding   Shares
                                     --------- ------- ------------- ----------- ------------ ---------

Batterymarch Mid-Cap Stock Portfolio

 Class A

 06/30/2007                          8,672,542 179,502   1,098,847   (1,464,392)   (186,043)  8,486,499
 12/31/2006                          9,425,641 474,125   1,795,375   (3,022,599)   (753,099)  8,672,542

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Batterymarch Mid-Cap Stock Portfolio       $--        $91,090,822         $--        $116,068,223

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross        Gross         Net
                                      Income Tax   Unrealized   Unrealized   Unrealized
Portfolio                                Cost     Appreciation Depreciation Appreciation
---------                            ------------ ------------ ------------ ------------

Batterymarch Mid-Cap Stock Portfolio $140,918,696 $27,230,284  $(3,015,484) $24,214,800

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                               Securities  Collateral
                                               ----------- -----------

          Batterymarch Mid-Cap Stock Portfolio $32,037,921 $32,797,111

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income Long-Term Capital Gain         Total
                                     --------------- ---------------------- ----------------------
                                        2006    2005    2006        2005       2006        2005
                                     ---------- ---- ----------- ---------- ----------- ----------

Batterymarch Mid-Cap Stock Portfolio $8,859,151 $--  $27,353,558 $2,217,847 $36,212,709 $2,217,847

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ -----------

Batterymarch Mid-Cap Stock Portfolio   $621,820     $20,004,438  $16,347,756         $--         $36,974,014

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                   BlackRock
                             High Yield Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
BLACKROCK HIGH YIELD PORTFOLIO                     FOR THE PERIOD ENDED 6/30/07
MANAGED BY BLACKROCK FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


FIXED INCOME MARKET

The Federal Reserve Board (Fed) continued to pause in its monetary tightening campaign during the past six months, keeping the target federal funds rate at 5.25%. The Fed previously had raised the target rate in 17 increments of 25 basis points (0.25%) between June 2004 and June 2006. In the statement that accompanied its news release following the May 28 meeting, the Federal Open Market Committee (FOMC) again expressed its concern that "inflation will fail to moderate as expected." The FOMC made clear that "future policy adjustments will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information."

The U.S. Treasury yield curve began the six-month period slightly inverted (i.e., short-term yields were higher than long-term rates). At December 31, 2006, the two-year U.S. Treasury note yielded 4.82% versus 4.71% for the 10-year note. However, the yield curve normalized during the period as the rise in long-term yields considerably outpaced that in the shorter segment of the curve. At the end of the period, the two- and 10-year Treasuries yielded 4.87% and 5.03%, respectively.

The investment-grade sector of the fixed income market experienced some volatility during the period amid an environment of generally rising interest rates and weakness in the subprime mortgage market.

The below-investment-grade sector was one of the best-performing fixed income areas during this period. As in other sectors, concerns over rising Treasury yields, subprime mortgage market turmoil, and heavy leveraged buyout activity led to periods of increased volatility. However, fundamentals remained strong in the high yield market and spreads finished lower. Benign conditions such as good liquidity, historically low default rates, and a favorable supply of new issues helped to spur the sector and attract investors. For the six-month period, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index returned 2.96% versus the 0.98% return of the broad-market Lehman Brothers Aggregate Bond Index/1/.

PORTFOLIO REVIEW

For the period, the Portfolio's relative performance continued to benefit from its overweight exposure to lower-tier credits, particularly B-rated, CCC-rated and C-rated issues, as these segments of the market posted the strongest returns. Security selection in BB-rated issues was also a positive for the Portfolio. The Portfolio's overweights in the media-non cable and wireless sectors benefited performance for the period, while underweight exposures in supermarkets and healthcare were detractors.
--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

At June 30, 2007, the Portfolio continued to hold an overweight in lower-rated issues (B, CCC and C) as we expect that continued historically low default rates and relatively strong fundamentals will help to support prices of the underlying issues. The larger sector overweights in the Portfolio were in the wireless, media-non cable, retail and chemicals sectors, and the larger sector underweights were in automotive, food and supermarkets.

JEFF GARY
SCOTT AMERO
Portfolio Managers
BLACKROCK FINANCIAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Freeport McMoRan Copper & Gold, Inc. (8.375%, due 04/01/17)   2.14%
     ----------------------------------------------------------------------
     NRG Energy, Inc. (7.375%, due 02/01/16)                       1.30%
     ----------------------------------------------------------------------
     Nielsen Finance LLC/Nielsen Finance Co.
      (10.000%, due 08/01/14)                                      1.19%
     ----------------------------------------------------------------------
     MetroPCS Wireless, Inc. (9.250%, due 11/01/14)                1.19%
     ----------------------------------------------------------------------
     Charter Communications (10.250%, due 09/15/10)                1.17%
     ----------------------------------------------------------------------
     Idearc, Inc. (8.000%, due 11/15/16)                           1.17%
     ----------------------------------------------------------------------
     Intelsat Bermuda, Ltd. (11.250%, due 06/15/16)                1.17%
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, due 03/15/12)                            1.16%
     ----------------------------------------------------------------------
     Tenet Healthcare Corp. (6.500%, due 06/01/12)                 1.12%
     ----------------------------------------------------------------------
     TL Acquisitions, Inc. (10.500%, due 01/15/15)                 1.05%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK HIGH YIELD PORTFOLIO                     FOR THE PERIOD ENDED 6/30/07
MANAGED BY BLACKROCK FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   BLACKROCK HIGH YIELD PORTFOLIO MANAGED BY
                   BLACKROCK FINANCIAL MANAGEMENT, INC. VS.
       LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                     Lehman Brothers U.S.
                     Corporate High Yield        BlackRock High
                     2% Issuer Cap Index/1/      Yield Portfolio
                     ----------------------      ---------------
12/31/1996                  10,000                   10,000
12/31/1997                  11,276                   11,185
12/31/1998                  11,487                   11,469
12/31/1999                  11,761                   11,554
12/31/2000                  11,072                   10,706
12/31/2001                  11,808                   11,146
12/31/2002                  11,642                   11,414
12/31/2003                  16,343                   14,102
12/31/2004                  18,162                   15,366
12/31/2005                  18,660                   15,776
12/31/2006                  20,789                   17,325
 6/30/2007                  21,563                   18,359

    --------------------------------------------------------------
                                 Average Annual Return/2/
                              (for the period ended 6/30/07)
    --------------------------------------------------------------
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/3/
    --------------------------------------------------------------
    BlackRock High Yield
--  Portfolio--Class A   10.37% 7.91%  10.35%  5.92%     6.80%
    --------------------------------------------------------------
    Lehman Brothers
    U.S. Corporate High
    Yield 2% Issuer Cap
- - Index/1/             11.22% 8.70%  11.60%  6.34%     6.96%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 08/30/1996. Index returns are based on an inception date of 8/31/1996.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
BLACKROCK HIGH YIELD PORTFOLIO              ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,032.00       $3.78
  Hypothetical (5% return before expenses)     1,000.00      1,021.08        3.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -----------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 86.6%
      AEROSPACE & DEFENSE - 1.3%
      DRS Technologies, Inc.
       6.625%, due 02/01/16.................... $    390,000 $     378,300
       7.625%, due 02/01/18(a).................      400,000       406,000
      L-3 Communications Corp.
       5.875%, due 01/15/15....................    1,610,000     1,501,325
       6.375%, due 10/15/15....................    1,150,000     1,092,500
      Sequa Corp. 9.000%, due 08/01/09.........      250,000       259,375
      Standard Aero Holdings, Inc.
        8.250%, due 09/01/14...................      295,000       315,650
      TransDigm Group, Inc.
        7.750%, due 07/15/14 (144A)(b).........      255,000       258,825
      Vought Aircraft Industries, Inc.
        8.000%, due 07/15/11(a)................      540,000       540,000
                                                             -------------
                                                                 4,751,975
                                                             -------------
      AIR FREIGHT & LOGISTICS - 0.2%
      Hawker Beechcraft Acquisition Co.
       8.500%, due 04/01/15 (144A)(b)..........      130,000       134,550
       8.875%, due 04/01/15 (144A)(b)..........      200,000       206,500
       9.750%, due 04/01/17 (144A)(a)(b).......      240,000       251,400
                                                             -------------
                                                                   592,450
                                                             -------------
      APPAREL & TEXTILES - 0.2%
      Levi Strauss & Co.
       12.250%, due 12/15/12...................      225,000       244,688
       9.750%, due 01/15/15(a).................      575,000       618,125
       8.875%, due 04/01/16(a).................       40,000        41,200
                                                             -------------
                                                                   904,013
                                                             -------------
      ASSET-BACKED SECURITIES - 0.1%
      GMAC LLC 6.875%, due 08/28/12............      450,000       440,263
                                                             -------------
      AUTO COMPONENTS - 1.5%
      American Tire Distributors Holdings, Inc.
        10.750%, due 04/01/13(a)...............      150,000       153,750
      ArvinMeritor, Inc.
        8.125%, due 09/15/15(a)................    1,180,000     1,149,025
      Cooper-Standard Automotive, Inc.
        7.000%, due 12/15/12(a)................      325,000       306,313
      Goodyear Tire & Rubber Co. (The)
       9.135%, due 12/01/09 (144A)(b)(c).......       50,000        50,188
       7.857%, due 08/15/11....................       45,000        46,125
       8.625%, due 12/01/11 (144A)(b)..........      335,000       354,262
       9.000%, due 07/01/15(a).................    1,909,000     2,066,492
       4.000%, due 06/15/34....................       80,000       233,500
      Keystone Automotive Operations, Inc.
        9.750%, due 11/01/13(a)................      470,000       411,250
      Lear Corp. 8.750%, due 12/01/16..........      290,000       277,675
      Metaldyne Corp.
        10.000%, due 11/01/13(a)...............       40,000        42,600

         -----------------------------------------------------------------
         SECURITY                                PAR         VALUE
         DESCRIPTION                            AMOUNT      (NOTE 2)
         -----------------------------------------------------------------

         AUTO COMPONENTS - CONTINUED
         Stanadyne Corp., Series 1
           10.000%, due 08/15/14............ $    250,000 $     265,625
         Stanadyne Holdings, Inc.
           0.000%/12.000%, due 02/15/15(d)..      125,000       104,375
         Titan International, Inc.
           8.000%, due 01/15/12.............      110,000       113,575
                                                          -------------
                                                              5,574,755
                                                          -------------
         AUTOMOBILES - 0.3%
         Asbury Automotive Group, Inc.
           7.625%, due 03/15/17 (144A)(b)...      880,000       871,200
         Sensata Technologies BV
           8.000%, due 05/01/14.............      105,000       101,850
                                                          -------------
                                                                973,050
                                                          -------------
         AUTOMOTIVE LOANS - 2.8%
         Ford Capital BV
           9.500%, due 06/01/10.............      430,000       438,600
         Ford Motor Credit Co.
          5.800%, due 01/12/09..............      310,000       303,552
          5.700%, due 01/15/10..............       50,000        47,795
          8.105%, due 01/13/12(c)...........    3,460,000     3,454,464
         Ford Motor Credit Co. LLC
          10.610%, due 06/15/11(c)..........      676,000       730,836
          7.800%, due 06/01/12..............    3,000,000     2,924,629
         General Motors Acceptance Corp.
          6.750%, due 12/01/14(a)...........      700,000       671,315
          8.000%, due 11/01/31(a)...........    1,995,000     2,045,563
                                                          -------------
                                                             10,616,754
                                                          -------------
         BANKS - 0.1%
         ATF Capital BV 9.250%, due 02/21/14
           (144A)(b)........................      100,000       106,750
         TuranAlem Finance BV
           8.250%, due 01/22/37 (144A)(b)...      160,000       154,400
                                                          -------------
                                                                261,150
                                                          -------------
         BEVERAGES - 0.0%
         Beverages & More, Inc.
           9.250%, due 03/01/12 (144A)(b)...       80,000        81,400
                                                          -------------
         BUILDING MATERIALS - 1.3%
         Ainsworth Lumber Co., Ltd.
          9.110%, due 10/01/10(a)(c)........      230,000       192,625
          7.250%, due 10/01/12(a)...........      125,000        96,875
         CPG International I, Inc.
           10.500%, due 07/01/13(a).........      755,000       777,650
         Goodman Global Holding Co., Inc.
          8.360%, due 06/15/12(c)...........       72,000        72,720
          7.875%, due 12/15/12(a)...........      650,000       646,750
         Nortek, Inc. 8.500%, due 09/01/14..    2,430,000     2,326,725

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       BUILDING MATERIALS - CONTINUED
       NSG Holdings LLC
         7.750%, due 12/15/25 (144A)(b)...... $    200,000 $     203,000
       Texas Industries, Inc.
         7.250%, due 07/15/13................      550,000       554,125
                                                           -------------
                                                               4,870,470
                                                           -------------
       BUSINESS SERVICES - 1.0%
       Affinion Group, Inc.
        10.125%, due 10/15/13................      480,000       514,800
        11.500%, due 10/15/15................      210,000       227,850
       RH Donnelley Corp.
        10.875%, due 12/15/12................      275,000       293,906
        6.875%, due 01/15/13(a)..............    2,800,000     2,667,000
        8.875%, due 01/15/16.................      140,000       146,300
                                                           -------------
                                                               3,849,856
                                                           -------------
       CHEMICALS - 3.2%
       American Pacific Corp.
         9.000%, due 02/01/15 (144A)(b)......      150,000       151,313
       Equistar Chemicals LP/Equistar Funding
         Corp. 10.125%, due 09/01/08.........      143,000       149,435
       Huntsman International LLC
         7.875%, due 11/15/14 (144A)(b)......    1,395,000     1,492,650
       Ineos Group Holdings Plc
         8.500%, due 02/15/16
         (144A)(a)(b)........................    1,625,000     1,596,562
       Innophos, Inc. 8.875%, due 08/15/14...    2,275,000     2,366,000
       Lyondell Chemical Co.
        10.500%, due 06/01/13(a).............      205,000       222,425
        8.000%, due 09/15/14.................    3,130,000     3,231,725
       Macdermid, Inc.
         9.500%, due 04/15/17 (144A)(b)......    1,660,000     1,676,600
       Nova Chemicals Corp.
         8.484%, due 11/15/13(c).............    1,140,000     1,145,700
       Rockwood Specialties Group, Inc.
         7.625%, due 11/15/14................       50,000        70,808
       Terra Capital, Inc.
         7.000%, due 02/01/17................      180,000       174,600
                                                           -------------
                                                              12,277,818
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.3%
       ARAMARK Corp. 8.856%,
         due 02/01/15 (144A)(b)(c)...........       60,000        61,200
       Ashtead Capital, Inc. 9.000%,
         due 08/15/16 (144A)(b)..............      202,000       212,605
       Ashtead Holdings Plc 8.625%,
         due 08/01/15 (144A)(b)..............       75,000        76,875
       Avis Budget Car Rental LLC/Avis Budget
         Finance, Inc.
         7.750%, due 05/15/16................      400,000       408,000

     ------------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ------------------------------------------------------------------------

     COMMERCIAL SERVICES & SUPPLIES - CONTINUED
     DI Finance/DynCorp International, Series B
       9.500%, due 02/15/13(a)................. $  2,445,000 $   2,613,094
     FTI Consulting, Inc.
       7.750%, due 10/01/16....................      400,000       410,000
     iPayment, Inc.
       9.750%, due 05/15/14(a).................      310,000       311,550
     Mobile Services Group, Inc.
       9.750%, due 08/01/14 (144A)(b)..........       75,000        80,250
     Quebecor World, Inc.
       9.750%, due 01/15/15 (144A)(b)..........      120,000       122,100
     Service Corp. International
      7.875%, due 02/01/13.....................       60,000        61,421
      7.625%, due 10/01/18(a)..................      115,000       117,013
     United Rentals North America, Inc.
       7.750%, due 11/15/13....................      200,000       201,250
     Viant Holdings, Inc.
       10.125%, due 07/15/17 (144A)(b).........      236,000       238,360
                                                             -------------
                                                                 4,913,718
                                                             -------------
     COMPUTERS & PERIPHERALS - 0.0%
     Seagate Technology HDD Holdings
       6.800%, due 10/01/16....................       95,000        91,675
                                                             -------------
     CONSTRUCTION & ENGINEERING - 0.8%
     Esco Corp. 8.625%, due 12/15/13
       (144A)(b)...............................      140,000       147,700
     Sunstate Equipment Co. LLC
       10.500%, due 04/01/13 (144A)(b).........    2,670,000     2,763,450
                                                             -------------
                                                                 2,911,150
                                                             -------------
     CONTAINERS & PACKAGING - 2.1%
     Ball Corp. 6.625%, due 03/15/18(a)........      175,000       168,438
     Berry Plastics Holding Corp.
      8.875%, due 09/15/14.....................    3,335,000     3,393,362
      9.235%, due 09/15/14(a)(c)...............      115,000       116,725
     Graphic Packaging International Corp.
       9.500%, due 08/15/13(a).................    2,015,000     2,103,156
     Owens Brockway Glass Container, Inc.
      8.875%, due 02/15/09.....................      505,000       516,363
      7.750%, due 05/15/11.....................      300,000       309,375
     Pregis Corp. 12.375%, due 10/15/13........      320,000       361,600
     Russell-Stanley Holdings, Inc.
       9.000%, due 11/30/08*
       (144A)(b)(e)(f)(g)(h)...................       18,258             0
     Smurfit-Stone Container Enterprises, Inc.
       8.000%, due 03/15/17....................      855,000       833,625
                                                             -------------
                                                                 7,802,644
                                                             -------------
     ELECTRIC SERVICES - 0.3%
     Midwest Generation LLC
       8.560%, due 01/02/16....................    1,076,892     1,148,909
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       ELECTRIC UTILITIES - 5.1%
       AES Corp. (The)
        8.875%, due 02/15/11.................. $     50,000 $      52,938
        9.000%, due 05/15/15 (144A)(b)........      110,000       117,012
       AES Ironwood LLC
         8.857%, due 11/30/25.................    1,345,196     1,499,894
       AES Red Oak LLC
        8.540%, due 11/30/19..................      877,616       960,990
        Series B 9.200%, due 11/30/29.........      650,000       770,250
       Edison Mission Energy
        7.500%, due 06/15/13..................       60,000        59,700
        7.750%, due 06/15/16..................      720,000       720,000
        7.000%, due 05/15/17 (144A)(b)........    1,900,000     1,800,250
       Elwood Energy LLC
         8.159%, due 07/05/26.................    1,494,635     1,577,232
       FPL Energy National Wind
         6.125%, due 03/25/19 (144A)(b).......      109,518       106,940
       Mirant Americas Generation LLC
         8.300%, due 05/01/11.................      700,000       726,250
       Mirant Mid Atlantic LLC
         9.125%, due 06/30/17.................       98,398       111,251
       Mirant North America LLC
         7.375%, due 12/31/13.................    1,560,000     1,602,900
       NRG Energy, Inc.
        7.250%, due 02/01/14..................      245,000       246,225
        7.375%, due 02/01/16-01/15/17.........    5,140,000     5,166,019
       Orion Power Holdings, Inc.
         12.000%, due 05/01/10................      575,000       652,625
       Reliant Energy, Inc.
         6.750%, due 12/15/14.................    1,500,000     1,537,500
       Tenaska Alabama Partners LP
         7.000%, due 06/30/21 (144A)(b).......    1,427,922     1,468,229
       TXU Corp. 6.550%, due 11/15/34.........       20,000        16,276
                                                            -------------
                                                               19,192,481
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
       Belden Cdt, Inc.
         7.000%, due 03/15/17 (144A)(b).......      160,000       158,400
       NXP BV/NXP Funding LLC
        8.106%, due 10/15/13(c)...............    1,850,000     1,861,562
        7.875%, due 10/15/14..................      225,000       222,750
        9.500%, due 10/15/15(a)...............    2,625,000     2,598,750
       Sanmina-SCI Corp.
        6.750%, due 03/01/13(a)...............       15,000        13,725
        8.125%, due 03/01/16(a)...............    1,170,000     1,093,950
       Spansion, Inc. 8.485%, due 06/01/13
         (144A)(b)(c).........................      950,000       952,375
       Superior Essex Communications LLC/Essex
         Group, Inc. 9.000%, due 04/15/12.....      195,000       199,875
                                                            -------------
                                                                7,101,387
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENERGY - 0.9%
      Kinder Morgan Finance Co.
        5.700%, due 01/05/16.................. $  2,000,000 $   1,846,374
      Northwest Pipeline Corp.
        7.000%, due 06/15/16..................       60,000        62,850
      SemGroup LP
        8.750%, due 11/15/15 (144A)(b)........      740,000       747,400
      Williams Cos., Inc.
        7.125%, due 09/01/11..................      850,000       875,500
                                                            -------------
                                                                3,532,124
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.0%
      Hornbeck Offshore Services, Inc.
        6.125%, due 12/01/14..................      180,000       165,600
                                                            -------------
      ENTERTAINMENT & LEISURE - 1.2%
      American Casino & Entertainment
        Properties LLC
        7.850%, due 02/01/12..................      225,000       232,313
      Fontainebleau Las Vegas Holdings LLC/
        Fontainebleau Las Vegas Capital Corp.
        10.250%, due 06/15/15 (144A)(b).......    1,900,000     1,881,000
      Great Canadian Gaming Corp.
        7.250%, due 02/15/15 (144A)(b)........      850,000       850,000
      Penn National Gaming, Inc.
        6.750%, due 03/01/15..................      250,000       257,500
      Shingle Springs Tribal Gaming Authority
        9.375%, due 06/15/15 (144A)(b)........      520,000       527,150
      Virgin River Casino Corp.
        9.000%, due 01/15/12(a)...............      200,000       205,000
      Waterford Gaming LLC
        8.625%, due 09/15/12 (144A)(b)........      413,000       432,617
                                                            -------------
                                                                4,385,580
                                                            -------------
      ENVIRONMENTAL SERVICES - 1.5%
      Aleris International, Inc.
        9.000%, due 12/15/14 (144A)(b)........    3,600,000     3,636,000
      Allied Waste North America, Inc.
       9.250%, due 09/01/12...................       83,000        87,254
       7.875%, due 04/15/13(a)................    1,700,000     1,727,625
       6.125%, due 02/15/14(a)................      225,000       212,625
                                                            -------------
                                                                5,663,504
                                                            -------------
      FINANCIAL - DIVERSIFIED - 3.7%
      AAC Group Holding Corp.
        14.750%, due 10/01/12
        (144A)(a)(b)..........................        3,085         3,401
      Arch Western Financial LLC
        6.750%, due 07/01/13..................      750,000       723,750
      BMS Holdings, Inc. 12.400%, due 02/15/12
        (144A)(b)(c)..........................      965,000       962,587
      Britannia Bulk Plc
        11.000%, due 12/01/11(a)..............       80,000        82,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      CCM Merger, Inc.
        8.000%, due 08/01/13 (144A)(b)......... $    920,000 $     920,000
      El Paso Performance-Linked Trust
        7.750%, due 07/15/11 (144A)(b).........       50,000        51,750
      GrafTech Finance, Inc.
        10.250%, due 02/15/12(a)...............       87,000        91,568
      Hexion U.S. Finance Corp./Hexion Nova
        Scotia Finance ULC
       9.750%, due 11/15/14....................      945,000       982,800
       9.860%, due 11/15/14(c).................    1,075,000     1,112,625
      Leucadia National Corp.
        7.125%, due 03/15/17 (144A)(b).........    1,000,000       975,000
      Local TV Finance LLC
        9.250%, due 06/15/15 (144A)(b).........      220,000       218,900
      Momentive Performance Materials, Inc.
       9.750%, due 12/01/14 (144A)(b)..........       95,000        96,425
       10.125%, due 12/01/14 (144A)(b).........    3,360,000     3,385,200
      Nalco Finance Holdings, Inc.
        0.000%/9.000%, due 02/01/14(a)(d)......      216,000       197,640
      Petroplus Finance, Ltd.
        7.000%, due 05/01/17 (144A)(b).........    1,000,000       967,500
      PNA Intermediate Holding Corp.
        12.360%, due 02/15/13
        (144A)(b)(c)...........................    1,010,000     1,025,150
      Snoqualmie Entertainment Authority
        9.150%, due 02/01/14
        (144A)(b)(c)...........................      165,000       167,475
      Southern Star Central Corp.
        6.750%, due 03/01/16...................       50,000        49,500
      Wimar Opco LLC
        9.625%, due 12/15/14 (144A)(b).........    1,470,000     1,422,225
      Wind Acquisition Holdings Finance
        12.609%, due 12/21/11..................      443,622       456,931
                                                             -------------
                                                                13,892,427
                                                             -------------
      FOOD & DRUG RETAILING - 0.8%
      General Nutrition Centers, Inc.
       9.796%, due 03/15/14
         (144A)(a)(b)(c).......................    2,430,000     2,357,100
       10.750%, due 03/15/15 (144A)(b).........      350,000       348,250
      Swift & Co. 12.500%, due 01/01/10(a).....      155,000       164,074
                                                             -------------
                                                                 2,869,424
                                                             -------------
      FOOD PRODUCTS - 0.3%
      B&G Foods, Inc. 8.000%, due 10/01/11.....      225,000       226,125
      Nutro Products, Inc. 9.370%, due 10/15/13
        (144A)(b)(c)...........................      120,000       127,272
      Smithfield Foods, Inc.
        7.750%, due 07/01/17(a)................      950,000       957,125
                                                             -------------
                                                                 1,310,522
                                                             -------------

    -----------------------------------------------------------------------
    SECURITY                                         PAR         VALUE
    DESCRIPTION                                     AMOUNT      (NOTE 2)
    -----------------------------------------------------------------------

    HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
    Cooper Cos., Inc. (The)
      7.125%, due 02/15/15 (144A)(b)............ $  1,460,000 $   1,452,700
    Leiner Health Products, Inc.
      11.000%, due 06/01/12(a)..................      570,000       541,500
    PTS Acquisition Corp.
      9.500%, due 04/15/15 (144A)(b)............      150,000       148,125
    Safety Products Holdings, Inc.
      11.750%, due 01/01/12(f)..................      308,495       325,462
    Universal Hospital Services, Inc............
     8.500%, due 06/01/15 (144A)(b).............      250,000       248,750
     8.759%, due 06/01/15 (144A)(b)(c)..........      230,000       231,150
    Vanguard Health Holding Co. II
      9.000%, due 10/01/14......................      620,000       616,900
    VWR International, Inc.
      8.000%, due 04/15/14(a)...................      250,000       267,654
                                                              -------------
                                                                  3,832,241
                                                              -------------
    HEALTH CARE PROVIDERS & SERVICES - 3.1%
    Accellent, Inc. 10.500%, due 12/01/13.......      435,000       433,913
    Bio-Rad Laboratories, Inc.
      6.125%, due 12/15/14......................      225,000       212,625
    Community Health Systems, Inc.
      8.875%, due 07/15/15 (144A)(b)............    3,540,000     3,606,375
    Tenet Healthcare Corp.
     6.500%, due 06/01/12(a)....................    4,680,000     4,223,700
     7.375%, due 02/01/13(a)....................      275,000       249,906
     9.875%, due 07/01/14(a)....................    1,490,000     1,482,550
     9.250%, due 02/01/15(a)....................       55,000        52,525
    Triad Hospitals, Inc.
      7.000%, due 11/15/13......................      550,000       579,534
    United Surgical Partners International, Inc.
      8.875%, due 05/01/17 (144A)(b)............    1,080,000     1,088,100
                                                              -------------
                                                                 11,929,228
                                                              -------------
    HOTELS, RESTAURANTS & LEISURE - 2.5%
    Boyd Gaming Corp.
      6.750%, due 04/15/14(a)...................      725,000       714,125
    Caesars Entertainment, Inc.
     7.875%, due 03/15/10(a)....................      275,000       282,920
     8.125%, due 05/15/11(a)....................      130,000       136,338
    Gaylord Entertainment Co.
      6.750%, due 11/15/14......................      175,000       172,812
    Harrah's Operating Co., Inc.
      5.750%, due 10/01/17......................    2,920,000     2,340,237
    Landry's Restaurants, Inc.
      7.500%, due 12/15/14......................    1,000,000       975,000
    Mandalay Resort Group
     9.500%, due 08/01/08.......................      125,000       129,375
     8.500%, due 09/15/10.......................       10,000        10,513

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
       10.250%, due 08/01/07................... $    550,000 $     552,062
       9.375%, due 02/15/10....................       18,000        19,080
      MGM MIRAGE, Inc.
        8.375%, due 02/01/11(a)................      270,000       277,425
      Pinnacle Entertainment, Inc.
        7.500%, due 06/15/15 (144A)(b).........    1,020,000       989,400
      River Rock Entertainment Authority
        9.750%, due 11/01/11...................       45,000        47,475
      Station Casinos, Inc.
       6.000%, due 04/01/12....................      570,000       538,650
       6.500%, due 02/01/14....................      375,000       333,750
       7.750%, due 08/15/16....................      360,000       358,200
       6.625%, due 03/15/18....................       25,000        21,625
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        6.625%, due 12/01/14...................    1,725,000     1,671,094
                                                             -------------
                                                                 9,570,081
                                                             -------------
      HOUSEHOLD DURABLES - 0.0%
      American Greetings
        7.375%, due 06/01/16...................       40,000        40,600
                                                             -------------
      HOUSEHOLD PRODUCTS - 0.4%
      Glenoit Corp.*
        11.000%, due 04/15/07(e)(g)(h).........       50,000             0
      Jarden Corp. 7.500%, due 05/01/17(a).....    1,655,000     1,642,587
                                                             -------------
                                                                 1,642,587
                                                             -------------
      INDUSTRIAL - DIVERSIFIED - 1.5%
      Harland Clarke Holdings Corp.
       9.500%, due 05/15/15
         (144A)(a)(b)..........................       60,000        57,750
       10.106%, due 05/15/15
         (144A)(a)(b)(c).......................       50,000        48,375
      Hexcel Corp. 6.750%, due 02/01/15........    1,445,000     1,408,875
      Norcross Safety Products LLC/Norcoss
        Capital Co., Series B
        9.875%, due 08/15/11...................      250,000       263,750
      RBS Global, Inc./Rexnord Corp.
       9.500%, due 08/01/14....................    3,340,000     3,440,200
       11.750%, due 08/01/16(a)................      270,000       291,600
       8.875%, due 09/01/16....................      130,000       130,975
                                                             -------------
                                                                 5,641,525
                                                             -------------
      INSURANCE - 0.0%
      USI Holdings Corp. 9.230%, due 11/15/14
        (144A)(b)(c)...........................       80,000        80,000
                                                             -------------
      LEISURE EQUIPMENT & PRODUCTS - 0.1%
      Riddell Bell Holdings
        8.375%, due 10/01/12(a)................      115,000       113,850
      Travelport LLC
       9.875%, due 09/01/14....................       55,000        58,506

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     LEISURE EQUIPMENT & PRODUCTS - CONTINUED
      9.985%, due 09/01/14(c).................. $     55,000 $      56,788
                                                             -------------
                                                                   229,144
                                                             -------------
     MACHINERY - 0.1%
     American Railcar Industries, Inc.
       7.500%, due 03/01/14....................      220,000       220,000
     Clark Material Handling Company, Series D*
       10.750%, due 11/15/06(e)(g)(h)..........      150,000             0
     Terex Corp. 7.375%, due 01/15/14..........      205,000       206,025
                                                             -------------
                                                                   426,025
                                                             -------------
     MEDIA - 11.1%
     Bonten Media Acquisition Co.
       9.000%, due 06/01/15 (144A)(b)..........      450,000       455,625
     Cablevision Systems Corp., Series B
       9.820%, due 04/01/09(c).................    3,150,000     3,307,500
     CanWest Media, Inc.
       8.000%, due 09/15/12....................      890,000       887,775
     CCH I Holdings LLC
       9.920%, due 04/01/14(a).................      110,000       102,300
     CCH I LLC/CCH I Capital Corp.
       11.000%, due 10/01/15...................      556,000       583,105
     CCH II LLC, Series B
       10.250%, due 09/15/10...................    1,515,000     1,588,856
     CCH II LLC/CCH II Capital Corp.
       10.250%, due 10/01/13(a)................      351,000       377,325
     Charter Communications
       10.250%, due 09/15/10...................    4,235,000     4,446,750
     Charter Communications Holdings LLC/
       Charter Communications Holdings
       Capital Corp. 8.375%, due 04/30/14
       (144A)(a)(b)............................      550,000       562,375
     CMP Susquehanna Corp.
       10.125%, due 05/15/14 (144A)(b).........    1,525,000     1,532,625
     CSC Holdings, Inc., Series B
       7.625%, due 04/01/11....................    1,010,000     1,007,475
     DirecTV Holdings LLC/DirecTV Financing
       Co. 8.375%, due 03/15/13................      436,000       458,345
     EchoStar DBS Corp.
      7.000%, due 10/01/13.....................      445,000       440,550
      6.625%, due 10/01/14.....................    2,175,000     2,082,563
      7.125%, due 02/01/16.....................    2,190,000     2,151,675
     Idearc, Inc. 8.000%, due 11/15/16.........    4,365,000     4,430,475
     Impress Holdings BV
       8.481%, due 09/15/13
       (144A)(b)(c)............................    2,160,000     2,220,996
     Network Communications, Inc.
       10.750%, due 12/01/13...................      275,000       288,750
     Nielsen Finance LLC/Nielsen Finance Co.
      10.000%, due 08/01/14 (144A)(b)..........    4,250,000     4,515,625

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      MEDIA - CONTINUED
       0.000%/12.500%, due 08/01/16
         (144A)(a)(b)(d)....................... $    140,000 $      99,400
      Primedia, Inc. 8.000%, due 05/15/13......      600,000       634,500
      Quebecor Media, Inc.
        7.750%, due 03/15/16...................      835,000       851,700
      Rainbow National Services LLC
       8.750%, due 09/01/12 (144A)(b)..........      210,000       219,450
       10.375%, due 09/01/14 (144A)(b).........    2,125,000     2,342,813
      TL Acquisitions, Inc.
        10.500%, due 01/15/15 (144A)(b)........    4,100,000     3,992,375
      Umbrella Acquisition, Inc.
        9.750%, due 03/15/15 (144A)(a)(b)......    1,160,000     1,151,300
      Videotron 6.375%, due 12/15/15...........      175,000       167,125
      Young Broadcasting, Inc.
        10.000%, due 03/01/11..................    1,200,000     1,200,000
                                                             -------------
                                                                42,099,353
                                                             -------------
      METALS & MINING - 3.2%
      AK Steel Corp. 7.750%, due 06/15/12......    1,605,000     1,613,025
      Alpha Natural Resources LLC/Alpha Natural
        Resources Capital Corp.
        10.000%, due 06/01/12..................      140,000       148,400
      Blaze Recycling & Metals LLC / Blaze
        Finance Corp. 10.875%, due 07/15/12
        (144A)(b)..............................      250,000       256,250
      California Steel Industries, Inc.
        6.125%, due 03/15/14(a)................      130,000       121,550
      FMG Finance Property Ltd.
        9.360%, due 09/01/11 (144A)(a)(b)(c)...      700,000       745,500
      Freeport McMoRan Copper & Gold, Inc.
       8.564%, due 04/01/15(c).................      420,000       441,000
       8.375%, due 04/01/17....................    7,560,000     8,089,200
      Novelis, Inc. 7.250%, due 02/15/15.......      355,000       366,094
      Russel Metals, Inc.
        6.375%, due 03/01/14(a)................      230,000       221,950
                                                             -------------
                                                                12,002,969
                                                             -------------
      OIL & GAS - 3.2%
      Cimarex Energy Co.
        7.125%, due 05/01/17...................    1,480,000     1,450,400
      Colorado Interstate Gas Co.
        6.800%, due 11/15/15...................      710,000       733,725
      Compton Petroleum Finance Corp.
        7.625%, due 12/01/13(a)................    1,900,000     1,885,750
      El Paso Corp.
       6.700%, due 02/15/27....................       62,930        58,821
       8.050%, due 10/15/30....................      150,000       158,327
      Foundation Pennsylvania Coal Co.
        7.250%, due 08/01/14...................      950,000       946,437

        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Grant Prideco, Inc.
          6.125%, due 08/15/15............... $     75,000 $      71,438
        KCS Energy, Inc. 7.125%, due 04/01/12      430,000       426,775
        North American Energy Partners, Inc.
          8.750%, due 12/01/11...............      835,000       847,525
        PetroHawk Energy Corp.
          9.125%, due 07/15/13...............      235,000       249,687
        Pride International, Inc.
          7.375%, due 07/15/14...............      755,000       760,662
        Range Resources Corp.
         7.375%, due 07/15/13................      950,000       964,250
         6.375%, due 03/15/15(a).............      200,000       190,500
        Tennessee Gas Pipeline Co.
          7.500%, due 04/01/17(a)............      150,000       162,156
        Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12................    1,245,000     1,400,625
         6.400%, due 04/15/16................      125,000       125,938
        Whiting Petroleum Corp.
          7.250%, due 05/01/12- 05/01/13.....    1,150,000     1,098,250
        Williams Companies, Inc.
         7.625%, due 07/15/19(a).............      210,000       222,600
         7.875%, due 09/01/21................      425,000       459,000
                                                           -------------
                                                              12,212,866
                                                           -------------
        OIL & GAS EXPLORATION & PRODUCTION - 4.7%
        Chaparral Energy, Inc.
          8.500%, due 12/01/15...............    1,150,000     1,129,875
        Chesapeake Energy Corp.
         6.375%, due 06/15/15................    1,000,000       958,750
         6.250%, due 01/15/18................      655,000       614,881
         6.875%, due 11/15/20................      400,000       385,000
        CIE Generale de Geophysique SA
          7.750%, due 05/15/17...............    2,470,000     2,513,225
        Compagnie Generale de Geophysique SA
          7.500%, due 05/15/15...............      130,000       130,650
        Denbury Resources, Inc.
         7.500%, due 04/01/13................      200,000       201,000
         7.500%, due 12/15/15(a).............    1,090,000     1,092,725
        Encore Acquisition Co.
          6.000%, due 07/15/15...............      370,000       328,375
        EXCO Resources, Inc.
          7.250%, due 01/15/11...............      745,000       745,000
        Forest Oil Corp. 7.250%, due 06/15/19
          (144A)(a)(b).......................    1,400,000     1,365,000
        Newfield Exploration Co.
          6.625%, due 09/01/14...............      125,000       121,250
        OPTI Canada, Inc.
          8.250%, due 12/15/14 (144A)(b).....    2,625,000     2,677,500
        Range Resources Corp.
          7.500%, due 05/15/16(a)............       75,000        76,313

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS EXPLORATION & PRODUCTION - CONTINUED
      Sabine Pass LNG LP 7.500%, due 11/30/16
        (144A)(b).............................. $  1,785,000 $   1,780,537
      Stone Energy Corp. 8.106%, due 07/15/10
        (144A)(b)(c)...........................    1,240,000     1,246,200
      Swift Energy Co. 7.125%, due 06/01/17....    1,400,000     1,340,500
      Tesoro Corp. 6.500%, due 06/01/17
        (144A)(b)..............................    1,100,000     1,080,750
                                                             -------------
                                                                17,787,531
                                                             -------------
      PAPER & FOREST PRODUCTS - 2.8%
      Abitibi-Consolidated, Inc.
        6.000%, due 06/20/13(a)................      365,000       303,862
      Boise Cascade LLC
        7.125%, due 10/15/14(a)................      775,000       740,125
      Bowater Canada Finance
        7.950%, due 11/15/11(a)................    1,025,000       969,906
      Bowater, Inc. 8.360%, due 03/15/10(c)....      240,000       238,800
      Cascades, Inc. 7.250%, due 02/15/13......    1,400,000     1,368,500
      Domtar, Inc.
       7.875%, due 10/15/11....................      170,000       174,888
       7.125%, due 08/15/15(a).................    1,000,000       973,750
      Jefferson Smurfit Corp.
        8.250%, due 10/01/12...................      175,000       174,563
      NewPage Corp.
       10.000%, due 05/01/12(a)................    2,450,000     2,658,250
       11.606%, due 05/01/12(c)................      345,000       377,775
       12.000%, due 05/01/13(a)................      630,000       691,425
      Verso Paper Holdings LLC/Verson Paper,
        Inc.
       9.125%, due 08/01/14 (144A)(b)..........      700,000       726,250
       11.375%, due 08/01/16 (144A)(a)(b)......    1,190,000     1,276,275
                                                             -------------
                                                                10,674,369
                                                             -------------
      PHARMACEUTICALS - 0.5%
      Angiotech Pharmaceuticals, Inc. Senior
        Notes 9.110%, due 12/01/13(a)(c).......    1,710,000     1,769,850
                                                             -------------
      PUBLISHING - 0.5%
      Dex Media West, Series B
        9.875%, due 08/15/13...................      488,000       524,600
      Dex Media, Inc.
       0.000%/9.000%, due 11/15/13(d)..........      225,000       212,906
       8.000%, due 11/15/13....................      625,000       637,500
      PRIMEDIA, Inc. 8.875%, due 05/15/11......      550,000       567,875
                                                             -------------
                                                                 1,942,881
                                                             -------------
      REAL ESTATE - 1.8%
      American Real Estate Partners LP/American
        Real Estate Finance Corp.
       7.125%, due 02/15/13 (144A)(b)..........      950,000       921,500
       7.125%, due 02/15/13....................      250,000       242,500

       ---------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ---------------------------------------------------------------------

       REAL ESTATE - CONTINUED
       Ashton Woods USA LLC/Ashton Woods
         Finance Co. 9.500%, due 10/01/15..... $    230,000 $     213,900
       Realogy Corp.
        10.500%, due 04/15/14
          (144A)(a)(b)........................    3,530,000     3,371,150
        11.000%, due 04/15/14
          (144A)(a)(b)........................      440,000       415,800
        12.375%, due 04/15/15
          (144A)(a)(b)........................      810,000       741,150
       Ventas Realty LP/Ventas Capital Corp.
        6.625%, due 10/15/14..................      250,000       247,812
        7.125%, due 06/01/15..................      125,000       126,563
        6.500%, due 06/01/16(a)...............      210,000       205,800
        6.750%, due 04/01/17(a)...............      205,000       203,462
                                                            -------------
                                                                6,689,637
                                                            -------------
       RETAIL - MULTILINE - 3.9%
       AutoNation, Inc.
        7.356%, due 04/15/13(c)...............      985,000       987,462
        7.000%, due 04/15/14(a)...............      115,000       114,138
       Buffets, Inc. 12.500%, due 11/01/14
         (144A)(a)(b).........................      470,000       452,375
       Burlington Coat Factory Warehouse Corp.
         11.125%, due 04/15/14(a).............      230,000       225,400
       Claire's Stores, Inc.
        9.250%, due 06/01/15
          (144A)(a)(b)........................      270,000       257,850
        9.625%, due 06/01/15
          (144A)(a)(b)........................      690,000       641,700
        10.500%, due 06/01/17
          (144A)(a)(b)........................      270,000       247,725
       Michaels Stores, Inc.
        10.000%, due 11/01/14
          (144A)(a)(b)........................      200,000       206,000
        11.375%, due 11/01/16
          (144A)(a)(b)........................    3,410,000     3,580,500
       Neiman Marcus Group, Inc. (The)
         9.000%, due 10/15/15.................      825,000       886,875
       Rite Aid Corp.
        9.375%, due 12/15/15 (144A)(b)........      600,000       579,000
        7.500%, due 03/01/17..................    2,230,000     2,163,100
       Sally Holdings LLC
        9.250%, due 11/15/14 (144A)(b)........      500,000       503,750
        10.500%, due 11/15/16
          (144A)(a)(b)........................    1,765,000     1,782,650
       United Auto Group, Inc.
         7.750%, due 12/15/16.................    1,260,000     1,260,000
       Yankee Acquisition Corp.
        8.500%, due 02/15/15..................       60,000        58,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        RETAIL - MULTILINE - CONTINUED
         9.750%, due 02/15/17(a)............. $  1,030,000 $   1,001,675
                                                           -------------
                                                              14,948,700
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.6%
        Amkor Technology, Inc.
         7.750%, due 05/15/13................       90,000        86,962
         9.250%, due 06/01/16(a).............    1,610,000     1,666,350
        Freescale Semiconductor, Inc.
         8.875%, due 12/15/14 (144A)(b)......      345,000       331,200
         9.125%, due 12/15/14 (144A)(b)......    3,470,000     3,279,150
         9.235%, due 12/15/14
           (144A)(b)(c)......................       35,000        33,950
        Hynix Semiconductor, Inc.
          7.875%, due 06/27/17 (144A)(b).....      630,000       626,850
                                                           -------------
                                                               6,024,462
                                                           -------------
        SOFTWARE - 0.4%
        SunGard Data Systems, Inc.
         9.125%, due 08/15/13................      545,000       560,669
         10.250%, due 08/15/15...............      990,000     1,051,875
                                                           -------------
                                                               1,612,544
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.0%
        BCM Ireland Preferred Equity, Ltd.
          11.061%, due 02/15/17..............      147,255       200,575
        Citizens Communications Co.
          6.250%, due 01/15/13...............      525,000       505,969
        Cricket Communications, Inc.
          9.375%, due 11/01/14...............    3,820,000     3,963,250
        Digicel Group Ltd.
         8.875%, due 01/15/15
           (144A)(a)(b)......................      140,000       137,550
         9.125%, due 01/15/15
           (144A)(a)(b)......................    2,580,000     2,550,975
        Dobson Cellular Systems, Inc.
          8.375%, due 11/01/11...............      600,000       630,000
        Hawaiian Telcom Communications, Inc.
          12.500%, due 05/01/15(a)...........      455,000       518,700
        Inmarsat Finance II Plc
          0.000%/10.375%, due 11/15/12(d)....      100,000        95,875
        Intelsat Bermuda, Ltd.
         8.872%, due 01/15/15(c).............      185,000       189,856
         9.250%, due 06/15/16................      395,000       421,662
         11.250%, due 06/15/16...............    3,930,000     4,421,250
        Intelsat Intermediate
          0.000%/9.250%, due 02/01/15(d).....      540,000       446,850
        Intelsat Subsidiary Holding Co., Ltd.
          8.625%, due 01/15/15...............      175,000       180,250
        Nordic Telephone Holdings Co.
          8.875%, due 05/01/16 (144A)(b).....      445,000       473,925

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Nortel Networks, Ltd.
        9.606%, due 07/15/11
        (144A)(b)(c).......................... $  1,785,000 $   1,907,719
      PanAmSat Corp. 9.000%, due 08/15/14.....      338,000       354,055
      Qwest Communications International, Inc.
       7.500%, due 02/15/14(a)................       95,000        96,663
       7.500%, due 02/15/14...................      390,000       396,825
      Qwest Corp.
       8.875%, due 03/15/12...................    4,075,000     4,411,187
       7.500%, due 10/01/14...................       30,000        30,900
       6.875%, due 09/15/33(a)................      785,000       739,862
       7.125%, due 11/15/43...................      200,000       189,000
      Shaw Communications, Inc.
        7.250%, due 04/06/11(a)...............      375,000       388,125
      Virgin Media Finance Plc
        9.125%, due 08/15/16..................      250,000       263,125
      West Corp.
       9.500%, due 10/15/14...................    2,500,000     2,575,000
       11.000%, due 10/15/16(a)...............    3,330,000     3,496,500
      Wind Acquisition Finance S.A.
        10.750%, due 12/01/15 (144A)(b).......      600,000       691,500
      Windstream Corp.
        8.625%, due 08/01/16..................    3,640,000     3,867,500
                                                            -------------
                                                               34,144,648
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 3.0%
      Centennial Communications Corp.
       10.000%, due 01/01/13(a)...............      200,000       215,500
       11.099%, due 01/01/13(c)...............      125,000       131,250
       8.125%, due 02/01/14(a)................    2,100,000     2,157,750
      Cincinnati Bell, Inc.
        7.250%, due 07/15/13..................      695,000       715,850
      iPCS, Inc. 7.480%, due 05/01/13
        (144A)(b)(c)..........................    1,880,000     1,889,400
      MetroPCS Wireless, Inc.
        9.250%, due 11/01/14 (144A)(b)........    4,335,000     4,497,562
      Rural Cellular Corp.
       9.875%, due 02/01/10...................      165,000       173,250
       8.250%, due 03/15/12...................    1,635,000     1,679,963
                                                            -------------
                                                               11,460,525
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.0%
      Pillowtex Corp.
        9.000%, due 12/15/49(e)(h)............      175,000             0
                                                            -------------
      TRANSPORTATION - 0.3%
      Holt Group, Inc.*
        9.750%, due 01/15/06(e)(g)(h).........      100,000             0
      Navios Maritime Holdings, Inc.
        9.500%, due 12/15/14 (144A)(b)........      180,000       191,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                SHARES/PAR     VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       --------------------------------------------------------------------

       TRANSPORTATION - CONTINUED
       St. Acquisition Corp.
        13.107%, due 05/15/15
          (144A)(b)(c)....................... $    210,000 $     199,500
        12.500%, due 05/15/17 (144A)(b)......      590,000       563,450
                                                           -------------
                                                                 954,650
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $331,956,323)                                   327,891,515
                                                           -------------

       CONVERTIBLE BONDS - 0.2%
       FOOD PRODUCTS - 0.0%
       Archer-Daniels-Midland Co.
         0.875%, due 02/15/14(a).............       50,000        47,750
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
       Cypress Semiconductor Corp. 1.000%,
         due 09/15/09 (144A)(a)(b)...........       80,000        88,800
                                                           -------------
       TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.1%
       FiberTower Corp. 9.000%, due 11/15/12
         (144A)(b)...........................      170,000       189,763
       NTL Cable Plc 8.750%, due 04/15/14....      175,000       247,829
                                                           -------------
                                                                 437,592
                                                           -------------
       Total Convertible Bonds
       (Cost $542,771)                                           574,142
                                                           -------------

       COMMON STOCKS - 0.0%
       CHEMICALS - 0.0%
       General Chemical Industrial Products,
         Inc.(e)(h)..........................           45             0
                                                           -------------
       CONTAINERS & PACKAGING - 0.0%
       Russell-Stanley Holdings, Inc.(e)(h)..        2,000             0
                                                           -------------
       MEDIA - 0.0%
       Cebridge Connections Holdings(e)(h)...        7,460        67,140
       Virgin Media, Inc.(a).................        1,775        43,257
                                                           -------------
                                                                 110,397
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
       Viatel Holding Bermuda, Ltd.*.........        1,237            44
                                                           -------------
       Total Common Stocks
         (Cost $833,905).....................                    110,441
                                                           -------------

       PREFERRED STOCKS - 0.1%
       OIL & GAS EXPLORATION & PRODUCTION - 0.1%
       Exco Resources, Inc...................           53       530,000
                                                           -------------
       Total Preferred Stocks
       (Cost $530,000)                                           530,000
                                                           -------------

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    WARRANTS - 0.0%
    CHEMICALS - 0.0%
    General Chemical Industrial Products, Inc.,
      Series A(e)(h)...........................           26 $           0
    General Chemical Industrial Products, Inc.,
      Series B(e)(h)...........................           19             0
                                                             -------------
                                                                         0
                                                             -------------
    COMMERCIAL SERVICES & SUPPLIES - 0.0%
    MDP Acquisitions Plc Corp.(144A)(b)........          100        13,094
                                                             -------------
    ELECTRONICS - 0.0%
    Viasystems Group, Inc.(e)(h)...............        9,411             0
                                                             -------------
    LEISURE EQUIPMENT & PRODUCTS - 0.0%
    AMF Bowling Worldwide, Inc.(e)(h)..........          901             0
                                                             -------------
    MEDIA - 0.0%
    Advanstar Holdings Corp....................           75         6,750
    XM Satellite Radio Holdings,
      Inc. - Class A*..........................          125           156
                                                             -------------
                                                                     6,906
                                                             -------------
    METALS & MINING - 0.0%
    ACP Holding Co.* (144A)(b).................       30,652        37,548
                                                             -------------
    Total Warrants
    (Cost $246,993)                                                 57,548
                                                             -------------

    SHORT - TERM INVESTMENTS - 14.0%
    Federal Home Loan Bank
      2.400%, due 07/02/07(i).................. $ 52,700,000    52,692,973
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/29/07 at 1.500% to
      be repurchased at $340,043 on
      07/02/07 collateralized by $370,000
      FHLMC 5.625% due 11/23/35 with a
      value of $346,828........................      340,000       340,000
                                                             -------------
    Total Short-Term Investments
    (Cost $53,032,973)                                          53,032,973
                                                             -------------

    TOTAL INVESTMENTS - 100.9%
    (Cost $387,142,965)                                        382,196,619

    Other Assets and Liabilities (net) - (0.9)%                 (3,509,947)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 378,686,672
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $69,155,565 and the collateral received consisted of cash in the amount of $70,597,270.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $104,600,106 of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at June 30, 2007.

(d) Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(e) Illiquid securities representing in the aggregate 0.02% of net assets.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Security is in default and/or issuer is in bankruptcy.

(h) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(i) Zero coupon bond - Interest rate represents current yield to maturity.

FHLMC - Federal Home Loan Mortgage Corporation

The following table summarizes the credit composition of the portfolio holdings of the BlackRock High Yield Portfolio at June 30, 2007 based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               0.02%
                           BBB/Baa                         1.63
                           BB/Ba                          23.46
                           B                              49.28
                           Below B                        23.82
                           Equities/Other                  1.79
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)


BLACKROCK HIGH YIELD PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $381,856,619
   Repurchase Agreement                                                       340,000
   Cash                                                                       367,495
   Cash denominated in foreign currencies**                                       147
   Collateral for securities on loan                                       70,597,270
   Receivable for investments sold                                          1,193,261
   Receivable for Trust shares sold                                           300,710
   Interest receivable                                                      6,417,674
                                                                         ------------
     Total assets                                                         461,073,176
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 11,236,572
     Trust shares redeemed                                                    237,557
     Unrealized depreciation on forward currency contracts (Note 8)               672
     Collateral for securities on loan                                     70,597,270
     Investment advisory fee payable (Note 3)                                 219,714
     Administration fee payable                                                 4,409
     Custodian and accounting fees payable                                     37,756
   Accrued expenses                                                            52,554
                                                                         ------------
     Total liabilities                                                     82,386,504
                                                                         ------------
NET ASSETS                                                               $378,686,672
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $390,454,289
   Accumulated net realized loss                                          (10,835,832)
   Unrealized depreciation on investments and foreign currency             (4,946,839)
   Undistributed net investment income                                      4,015,054
                                                                         ------------
     Total                                                               $378,686,672
                                                                         ============
NET ASSETS
   Class A                                                               $378,686,672
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 45,740,331
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       8.28
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $386,802,965
**Cost of cash denominated in foreign currencies                                  146

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

BLACKROCK HIGH YIELD PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $      9,909
   Interest (2)                                                              6,556,936
                                                                          ------------
       Total investment income                                               6,566,845
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                            523,478
   Administration fees                                                           7,505
   Deferred expense reimbursement                                               24,994
   Custody and accounting fees                                                  50,700
   Transfer agent fees                                                           2,824
   Audit                                                                        13,139
   Legal                                                                        12,222
   Trustee fees and expenses                                                     4,215
   Shareholder reporting                                                        11,548
   Insurance                                                                     1,752
   Other                                                                         1,098
                                                                          ------------
   Total expenses                                                              653,475
                                                                          ------------
   Net investment income                                                     5,913,370
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                           2,623,432
       Foreign currency                                                         (2,273)
                                                                          ------------
   Net realized gain on investments and foreign currency                     2,621,159
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (10,000,650)
       Foreign currency                                                           (707)
                                                                          ------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (10,001,357)
                                                                          ------------
   Net realized and change in unrealized loss on investments and
       foreign currency                                                     (7,380,198)
                                                                          ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $ (1,466,828)
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $      3,144
(2)Interest income includes securities lending income of:                       24,467

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

BLACKROCK HIGH YIELD PORTFOLIO
                                                                              Period Ended   Year Ended
                                                                              June 30, 2007 December 31,
                                                                               (Unaudited)      2006
                                                                              ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $  5,913,370  $  5,803,516
    Net realized gain on investments and foreign currency                        2,621,159       324,006
    Net change in unrealized appreciation (depreciation) on investments        (10,001,357)    1,259,587
                                                                              ------------  ------------
    Net increase (decrease) in net assets resulting from operations             (1,466,828)    7,387,109
                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                    (7,871,993)   (6,446,629)
                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                     (7,871,993)   (6,446,629)
                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 9):
    Proceeds from shares sold
     Class A                                                                   217,774,255     7,639,361
    Net asset value of shares issued through acquisition
     Class A                                                                   100,788,917            --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                     7,871,993     6,446,629
    Cost of shares repurchased
     Class A                                                                   (15,923,241)  (21,516,716)
                                                                              ------------  ------------
    Net increase (decrease) in net assets from capital share transactions      310,511,924    (7,430,726)
                                                                              ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        301,173,103    (6,490,246)
    Net assets at beginning of period                                           77,513,569    84,003,815
                                                                              ------------  ------------
    Net assets at end of period                                               $378,686,672  $ 77,513,569
                                                                              ============  ============
    Net assets at end of period includes undistributed net investment income  $  4,015,054  $  5,973,677
                                                                              ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                CLASS A
BLACKROCK HIGH YIELD PORTFOLIO                                   ----------------------------------------------------------
                                                                 FOR THE PERIOD
                                                                     ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2007  -------------------------------------------
                                                                  (UNAUDITED)      2006       2005      2004++     2003++
                                                                 -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $ 8.92     $ 8.84     $ 8.62     $ 8.41     $ 7.37
                                                                     ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................       0.29 (a)   0.63 (a)   0.63 (a)   0.64       0.65 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............       0.01       0.19      (0.41)      0.23       1.00 (a)
                                                                     ------     ------     ------     ------     ------
Total from Investment Operations................................       0.30       0.82       0.22       0.87       1.65
                                                                     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................      (0.94)     (0.74)        --      (0.66)     (0.61)
Distributions from Net Realized Capital Gains...................         --         --         --         --         --
                                                                     ------     ------     ------     ------     ------
Total Distributions.............................................      (0.94)     (0.74)        --      (0.66)     (0.61)
                                                                     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..................................     $ 8.28     $ 8.92     $ 8.84     $ 8.62     $ 8.41
                                                                     ======     ======     ======     ======     ======
TOTAL RETURN                                                           3.20%      9.81%      2.55%     10.38%     22.39%
Ratio of Expenses to Average Net Assets.........................       0.75%*     0.93%      0.87%      0.83%(b)   0.90%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................       0.75%*     0.96%      0.87%      0.87%      0.90%
Ratio of Net Investment Income to Average Net Assets............       6.80%*     7.34%      7.28%      7.42%      7.93%
Portfolio Turnover Rate.........................................       44.5%      88.9%      36.0%      38.0%      57.0%
Net Assets, End of Period (in millions).........................     $378.7     $ 77.5     $ 84.0     $ 87.0     $ 76.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


BLACKROCK HIGH YIELD PORTFOLIO                                   -------


                                                                 -------
                                                                   2002++
                                                                 ------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 8.55
                                                                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................   0.74 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............  (0.46)(a)
                                                                 ------
Total from Investment Operations................................   0.28
                                                                 ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................  (1.46)
Distributions from Net Realized Capital Gains...................     --
                                                                 ------
Total Distributions.............................................  (1.46)
                                                                 ------
NET ASSET VALUE, END OF PERIOD.................................. $ 7.37
                                                                 ======
TOTAL RETURN                                                       3.72%
Ratio of Expenses to Average Net Assets.........................   0.89%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................   0.89%
Ratio of Net Investment Income to Average Net Assets............   9.09%
Portfolio Turnover Rate.........................................   58.0%
Net Assets, End of Period (in millions)......................... $ 48.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) The Investment Manager waived a portion of its management fee for the year. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is BlackRock High Yield Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                            Expiring   Expiring   Expiring   Expiring
Portfolio                         Total    12/31/2009 12/31/2010 12/31/2011 12/31/2013
---------                      ----------- ---------- ---------- ---------- ----------

BlackRock High Yield Portfolio $13,235,077 $4,592,238 $6,217,956 $1,599,086  $825,797

On May 1, 2006, the Federated High Yield Portfolio, a series of The Travelers Series Trust, was reorganized into the Federated High Yield Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $13,291,427. The losses incurred by the Portfolio are subject to an annual limitation of $3,740,137.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                 Management Fees
                                earned by Manager
                               for the period ended
Portfolio                         June 30, 2007     % per annum Average Daily Assets
---------                      -------------------- ----------- --------------------

BlackRock High Yield Portfolio       $523,478          0.60%            ALL

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                             Maximum Expense Ratio
                                             under current Expense
                                             Limitation Agreement
                                            ---------------------
             Portfolio                      Class A Class B Class E
             ---------                      ------- ------- -------

             BlackRock High Yield Portfolio  0.95%   1.20%*  1.10%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the period ended June 30, 2007.

                     BlackRock High Yield Portfolio $24,994

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                    Shares Issued
                                                    in Connection Shares Issued
                                                        with         Through                Net Decrease
                               Beginning   Shares    Acquisition    Dividend      Shares     in Shares     Ending
                                Shares      Sold      (Note 9)    Reinvestment  Repurchased Outstanding    Shares
-                              --------- ---------- ------------- ------------- ----------- ------------ ----------

BlackRock High Yield Portfolio

 Class A

 06/30/2007                    8,693,022 27,450,126  10,512,242      940,501    (1,855,560)  37,047,309  45,740,331
 12/31/2006                    9,506,138    881,620          --      772,051    (2,466,787)    (813,116)  8,693,022

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                         Purchases                        Sales
                               ------------------------------ ------------------------------
                               U.S. Government Non-Government U.S. Government Non-Government
-                              --------------- -------------- --------------- --------------

BlackRock High Yield Portfolio       $--        $239,824,975        $--        $71,589,958

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                 Federal       Gross         Gross
                                Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                          Cost     Appreciation (Depreciation)  Depreciation
---------                      ------------ ------------ -------------- --------------

BlackRock High Yield Portfolio $387,142,965  $3,059,089   $(8,005,435)   $(4,946,346)

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                             Value of    Value of
                                            Securities  Collateral
             -                              ----------- -----------

             BlackRock High Yield Portfolio $69,155,565 $70,597,270

7. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2007, were as follows:

Forward Foreign Currency Contracts to Sell:

                                       Value at                           Net Unrealized
Settlement Date Contracts to Deliver June 30, 2007 In Exchange for U.S. $  Depreciation
--------------- -------------------- ------------- ---------------------- --------------
   7/18/2007        140,000 EUR        $189,388           $188,716            ($672)
                                                                              -----
                                                                              ($672)
                                                                              =====

EUR - Euro

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                   Ordinary Income Long-Term Capital Gain      Total
                                   --------------- ---------------------- ---------------
                                      2006    2005 2006        2005          2006    2005
    -                              ---------- ---- ----        ----       ---------- ----

    BlackRock High Yield Portfolio $6,446,629 $--  $--         $--        $6,446,629 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                               Undistributed Undistributed     Net
                                 Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                  Income         Gain      Appreciation   and Deferrals       Total
-                              ------------- ------------- ------------ ------------------ -----------

BlackRock High Yield Portfolio  $5,973,886        $--       $1,295,076     $(13,235,077)   $(5,966,115)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


9. ACQUISITION

On April 30, 2007, BlackRock High Yield Portfolio ("BlackRock"), a series of Met Investors Series Trust, acquired all the net assets of Western Asset Management High Yield Bond Portfolio ("Western"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Western shareholders on April 24, 2007. The acquisition was accomplished by a tax-free exchange of 10,512,242 Class A shares of Western (valued at $100.8 Million) in exchange for the 12,027,317 Class A shares of BlackRock outstanding on April 27, 2007. Western Class A net assets at that date ($100.8 Million), including $3,537,529 of unrealized appreciation and approximately $1,258,595 of accumulated net realized gains, were combined with those of BlackRock Class A. The aggregate Class A net assets of BlackRock and Western immediately before the acquisition were $78,433,253 and $100,788,917, respectively. The aggregate Class A net assets of BlackRock immediately after the acquisition were $179,222,170.

10. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                   BlackRock
                           Large-Cap Core Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

ECONOMIC OVERVIEW & OUTLOOK

U.S. equity markets generally gained ground in the first six months of 2007. The broad-market S&P 500(R) Index/1/ rose 6.28%. Shares of large-cap growth stocks outperformed large-cap value stocks, with the Russell 1000(R) Growth Index/2/ gaining 8.13% versus the 6.23% return of the Russell 1000(R) Value Index/3/ for the period.

Slow economic growth and credit-related problems such as the ongoing subprime lending issue and some high-profile losses in the hedge fund industry do have the potential to increase financial stresses in the months ahead. While such strains would unsettle the equity and corporate bond markets, we do not believe they will mark the end of the liquidity-driven bull market in "riskier" assets. The financial environment has become more turbulent, but not to the point that it poses a major challenge to economic stability or to the ongoing bull market in stocks. Our overarching equity-related comment from the beginning of the year was that stock markets would experience a "reasonably constructive" year, and this view has not changed. In our interpretation, "constructive" means an up year and "reasonably" means less so than last year and with more volatility along the way. Year-to-date, returns for equities have been quite good, but have come with some disruptive bumps along the way. Looking ahead, we believe stock prices to finish the year higher than where they were at quarter-end, but the overall pace of gains is likely to be slower in the second half of the year.

From a big picture perspective, the economic and financial environment remains in remarkably good shape, given the various events of recent years. For example, the global economy is enjoying its
--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Russell 1000(R) Index is an unmanaged Index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had an approximate market capitalization of $2.5 billion. The Index does not include fees and expenses and is not available for direct investment.
strongest run of growth in three decades, yet inflation is low; the equity bull market is in its fifth year, yet valuations are reasonable in most regions; the U.S. housing bubble has burst, yet there has been little impact on employment and consumer spending. The favorable environment owes a lot to the bullish effects of globalization, technological innovations and market reforms. Importantly, these are long-term structural, and not cyclical, developments. The equity market may struggle in the near term if credit market turmoil worsens, but we do not believe that a bear market is in the cards.

PORTFOLIO OVERVIEW

During the period, BlackRock Large-Cap Portfolio a series of the Metropolitan Series Fund, Inc. was merged into the BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Large-Cap Core Portfolio returned 5.97%, compared to its benchmark, the Russell 1000(R) Index/4/, which returned 7.18%.

The Portfolio held overweight positions relative to the benchmark in information technology, consumer discretionary, energy, healthcare and, to a lesser degree, materials. There were underweights in the financials, utilities, telecommunication services, consumer staples and industrials sectors.

The Portfolio's performance in comparison to that of the benchmark was hindered by stock selection and an overweight position in the consumer discretionary sector; stock selection in information technology, industrials and consumer staples; underweight positions in telecommunication services, utilities and industrials; and overweights in healthcare and industrials. Portfolio performance benefited, however, from stock selection and an overweight position in the energy sector; stock selection and an underweight in financials; and stock selection in healthcare and materials.

The investment objective of the BlackRock Large-Cap Core Portfolio is to seek long-term growth of capital through investments primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Portfolio uses an investment approach that blends growth and value.

ROBERT C. DOLL
Portfolio Manager
BLACKROCK ADVISORS, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                                     Percent of
Description                                                          Net Assets
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                                      4.10%
-------------------------------------------------------------------------------
Microsoft Corp.                                                        2.64%
-------------------------------------------------------------------------------
Chevron Corp.                                                          2.23%
-------------------------------------------------------------------------------
Pfizer, Inc.                                                           2.20%
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                                    2.14%
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                   2.07%
-------------------------------------------------------------------------------
International Business Machines Corp.                                  2.04%
-------------------------------------------------------------------------------
American International Group, Inc.                                     2.00%
-------------------------------------------------------------------------------
Hewlett-Packard Co.                                                    1.86%
-------------------------------------------------------------------------------
General Electric Co.                                                   1.66%
-------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Basic Materials                    5.5%
Communications                    10.2%
Cyclical                          12.3%
Non-Cyclical                     19.2%
Energy                            14.4%
Financials                        13.6%
Industrials                        8.4%
Technology                        16.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                 BLACKROCK LARGE-CAP CORE PORTFOLIO MANAGED BY
             BLACKROCK ADVISORS, LLC VS. RUSSELL 1000(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell 1000(R)              BlackRock Large-Cap
                      Index/1/                    Core Portfolio
                   ---------------              -------------------
  4/1/1998            $10,000                         $10,000
12/31/1998             11,204                          10,577
12/31/1999             13,547                          12,720
12/31/2000             12,491                          12,010
12/31/2001             10,936                           9,313
12/31/2002              8,569                           6,972
12/31/2003             11,130                           8,447
12/31/2004             12,399                           9,789
12/31/2005             13,176                          10,967
 3/31/2006             13,768                          11,659
 6/30/2006             13,539                          11,265
 9/30/2006             14,224                          11,679
12/31/2006             15,213                          12,529
 6/30/2007             16,305                          13,277




    ------------------------------------------------------------------------------
                                          Average Annual Return/2/
                                       (for the period ended 6/30/07)
    ------------------------------------------------------------------------------
                                                              Since     Cumulative
                                      1 Year 3 Year 5 Year Inception/3/ Return/4/
    ------------------------------------------------------------------------------
    BlackRock Large-Cap
--  Core Portfolio--Class A           17.87% 14.17% 10.88%    3.42%          --
             Class B                      --     --     --       --       0.55%
    Class E                               --     --     --       --       0.55%
    ------------------------------------------------------------------------------
- - Russell 1000(R) Index/1/          20.43% 12.34% 11.33%    5.43%          --
    ------------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio.

/1/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had an approximate market capitalization of $2.5 billion. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007. Index returns are based on an inception date of 3/31/1998.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            12/31/06      6/30/07       1/1/07-6/30/07
BLACKROCK LARGE-CAP CORE PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,059.70        $3.22
  Hypothetical (5% return before expenses)     1,000.00      1,021.67         3.16
------------------------------------------  ------------- ------------- ---------------

  Class B*
  Actual                                      $1,000.00     $1,005.50        $1.43
  Hypothetical (5% return before expenses)     1,000.00      1,007.07         1.43
------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                      $1,000.00     $1,005.50        $1.26
  Hypothetical (5% return before expenses)     1,000.00      1,007.24         1.26
------------------------------------------  ------------- ------------- ---------------

* Class Inception April 30, 2007.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.63% , 0.84% , and 0.74% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365, 62/365, and 62/365, respectively (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

  ----------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  COMMON STOCKS - 100.0%
  AEROSPACE & DEFENSE - 1.5%
  L-3 Communications Holdings, Inc..................    58,900 $     5,736,271
  Lockheed Martin Corp..............................    46,000       4,329,980
  Raytheon Co.......................................   367,900      19,826,131
                                                               ---------------
                                                                    29,892,382
                                                               ---------------
  AIRLINES - 1.8%
  AMR Corp.*(a).....................................   661,800      17,438,430
  Continental Airlines, Inc. - Class B*(a)..........   523,500      17,730,945
                                                               ---------------
                                                                    35,169,375
                                                               ---------------
  AUTO COMPONENTS - 0.3%
  Goodyear Tire & Rubber Co. (The)*.................   191,000       6,639,160
                                                               ---------------
  AUTOMOBILES - 0.9%
  Harley-Davidson, Inc.(a)..........................   301,000      17,942,610
                                                               ---------------
  BANKS - 0.4%
  Bank of America Corp..............................   160,000       7,822,400
                                                               ---------------
  BIOTECHNOLOGY - 0.8%
  Biogen Idec, Inc.*................................   300,000      16,050,000
                                                               ---------------
  CHEMICALS - 2.2%
  Albemarle Corp....................................    18,300         705,099
  E.I. du Pont de Nemours & Co......................   440,000      22,369,600
  Lubrizol Corp.....................................   310,000      20,010,500
                                                               ---------------
                                                                    43,085,199
                                                               ---------------
  COMMERCIAL SERVICES & SUPPLIES - 1.5%
  Ceridian Corp.*...................................   130,000       4,550,000
  Convergys Corp.*..................................    51,600       1,250,784
  Quanta Services, Inc.*(a).........................   210,000       6,440,700
  R. R. Donnelley & Sons Co.........................   250,000      10,877,500
  Republic Services, Inc............................   100,000       3,064,000
  Steelcase, Inc. - Class A(a)......................   188,900       3,494,650
                                                               ---------------
                                                                    29,677,634
                                                               ---------------
  COMMUNICATIONS EQUIPMENT & SERVICES - 2.1%
  Cisco Systems, Inc.*.............................. 1,510,000      42,053,500
                                                               ---------------
  COMPUTERS & PERIPHERALS - 7.4%
  Apple, Inc.*......................................   112,000      13,668,480
  Dell, Inc.*.......................................   870,000      24,838,500
  EMC Corp.*........................................ 1,370,000      24,797,000
  Hewlett-Packard Co................................   820,000      36,588,400
  International Business Machines Corp.(a)..........   380,000      39,995,000
  Lexmark International, Inc. - Class A*(a).........   105,000       5,177,550
                                                               ---------------
                                                                   145,064,930
                                                               ---------------
  CONTAINERS & PACKAGING - 0.2%
  Crown Holdings, Inc.*.............................    31,500         786,555
  Owens-Illinois, Inc.*.............................    24,800         868,000
  Packaging Corp. of America........................   110,000       2,784,100
                                                               ---------------
                                                                     4,438,655
                                                               ---------------
   -----------------------------------------------------------------------------
                                                                  VALUE
   SECURITY DESCRIPTION                               SHARES     (NOTE 2)
   -----------------------------------------------------------------------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
   Avnet, Inc.*......................................  18,700 $       741,268
   Energizer Holdings, Inc.*......................... 138,500      13,794,600
   Mettler Toledo International, Inc.*...............   7,800         744,978
   Vishay Intertechnology, Inc.*(a).................. 480,000       7,593,600
   Xerox Corp.*......................................  47,100         870,408
                                                              ---------------
                                                                   23,744,854
                                                              ---------------
   ENERGY EQUIPMENT & SERVICES - 1.6%
   ENSCO International, Inc.(a)...................... 340,000      20,743,400
   Global Industries, Ltd.*.......................... 430,000      11,532,600
                                                              ---------------
                                                                   32,276,000
                                                              ---------------
   FINANCIAL - DIVERSIFIED - 8.7%
   Bear Stearns Cos., Inc............................ 129,000      18,060,000
   CIT Group, Inc....................................  40,000       2,193,200
   Citigroup, Inc.................................... 300,000      15,387,000
   Goldman Sachs Group, Inc. (The)................... 145,300      31,493,775
   Janus Capital Group, Inc.(a)......................  30,700         854,688
   JPMorgan Chase & Co............................... 840,000      40,698,000
   Lehman Brothers Holdings, Inc..................... 330,000      24,591,600
   Morgan Stanley.................................... 370,000      31,035,600
   Prudential Financial, Inc.........................  68,000       6,611,640
                                                              ---------------
                                                                  170,925,503
                                                              ---------------
   FOOD PRODUCTS - 0.7%
   Campbell Soup Co.................................. 343,000      13,311,830
   Tyson Foods, Inc. - Class A(a)....................  36,800         847,872
                                                              ---------------
                                                                   14,159,702
                                                              ---------------
   FOOD RETAILERS - 0.6%
   Kroger Co. (The).................................. 417,700      11,749,901
                                                              ---------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
   Johnson & Johnson.................................  89,300       5,502,666
   Kinetic Concepts, Inc.*(a)........................  15,400         800,338
   Waters Corp.*..................................... 193,200      11,468,352
   Zimmer Holdings, Inc.*............................  76,000       6,451,640
                                                              ---------------
                                                                   24,222,996
                                                              ---------------
   HEALTH CARE PROVIDERS & SERVICES - 6.7%
   Aetna, Inc........................................ 470,000      23,218,000
   AmerisourceBergen Corp............................  41,800       2,067,846
   Coventry Health Care, Inc.*....................... 277,543      16,000,354
   Express Scripts, Inc.*............................ 460,000      23,004,600
   Laboratory Corp. of America Holdings*(a)..........  43,000       3,365,180
   McKesson Corp..................................... 229,000      13,657,560
   Service Corporation International(a).............. 110,000       1,405,800
   UnitedHealth Group, Inc........................... 560,000      28,638,400
   WellPoint, Inc.*.................................. 254,600      20,324,718
                                                              ---------------
                                                                  131,682,458
                                                              ---------------
   HOMEBUILDERS - 0.4%
   NVR, Inc.*(a).....................................  10,900       7,409,275
                                                              ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


----------------------------------------------------------------------------
                                                                 VALUE
SECURITY DESCRIPTION                                SHARES      (NOTE 2)
----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 1.2%
Brinker International, Inc........................   120,000 $     3,512,400
McDonald's Corp...................................   387,800      19,684,728
                                                             ---------------
                                                                  23,197,128
                                                             ---------------
HOUSEHOLD PRODUCTS - 0.3%
Procter & Gamble Co. (The)........................    80,000       4,895,200
                                                             ---------------
INDUSTRIAL - DIVERSIFIED - 3.1%
General Electric Co...............................   850,000      32,538,000
Honeywell International, Inc......................   450,000      25,326,000
Roper Industries, Inc.............................    40,000       2,284,000
                                                             ---------------
                                                                  60,148,000
                                                             ---------------
INSURANCE - 4.2%
American International Group, Inc.................   560,000      39,216,800
Chubb Corp. (The).................................   251,000      13,589,140
CNA Financial Corp.(a)............................    16,200         772,578
SAFECO Corp.......................................    33,300       2,073,258
Travelers Cos., Inc. (The)........................   348,600      18,650,100
W.R. Berkley Corp.................................   218,500       7,109,990
                                                             ---------------
                                                                  81,411,866
                                                             ---------------
INTERNET SOFTWARE & SERVICES - 2.8%
eBay, Inc.*.......................................   770,000      24,778,600
Juniper Networks, Inc.*...........................   860,000      21,646,200
McAfee, Inc.*.....................................   234,400       8,250,880
                                                             ---------------
                                                                  54,675,680
                                                             ---------------
IT CONSULTING & SERVICES - 0.6%
Computer Sciences Corp.*..........................   200,900      11,883,235
Electronic Data Systems Corp......................    28,500         790,305
                                                             ---------------
                                                                  12,673,540
                                                             ---------------
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Hasbro, Inc.(a)...................................    67,900       2,132,739
Mattel, Inc.......................................    28,100         710,649
                                                             ---------------
                                                                   2,843,388
                                                             ---------------
MACHINERY - 1.5%
AGCO Corp.*(a)....................................   110,000       4,775,100
Gardner Denver, Inc.*.............................    80,000       3,404,000
Terex Corp.*......................................   250,000      20,325,000
                                                             ---------------
                                                                  28,504,100
                                                             ---------------
MANUFACTURING - 0.2%
AMETEK, Inc.......................................    97,000       3,848,960
                                                             ---------------
MEDIA - 4.6%
Citadel Broadcasting Corp.(a).....................    21,001         135,456
DIRECTV Group, Inc. (The)*........................   540,000      12,479,400
McGraw-Hill Cos., Inc. (The)......................   280,000      19,062,400
Time Warner, Inc.................................. 1,375,000      28,930,000
Walt Disney Co. (The).............................   846,800      28,909,752
                                                             ---------------
                                                                  89,517,008
                                                             ---------------
----------------------------------------------------------------------------
                                                                 VALUE
SECURITY DESCRIPTION                                SHARES      (NOTE 2)
----------------------------------------------------------------------------

METALS & MINING - 3.1%
Nucor Corp........................................   322,000 $    18,885,300
Southern Copper Corp.(a)..........................   230,000      21,679,800
United States Steel Corp..........................   190,000      20,662,500
                                                             ---------------
                                                                  61,227,600
                                                             ---------------
OIL & GAS - 12.8%
Chevron Corp......................................   520,000      43,804,800
Exxon Mobil Corp..................................   960,000      80,524,800
Marathon Oil Corp.................................   410,000      24,583,600
Noble Energy, Inc.................................   190,000      11,854,100
Sunoco, Inc.......................................   270,000      21,513,600
Tesoro Corp.(a)...................................   366,000      20,916,900
Tidewater, Inc.(a)................................   312,000      22,114,560
Valero Energy Corp................................   350,000      25,851,000
                                                             ---------------
                                                                 251,163,360
                                                             ---------------
PAPER & FOREST PRODUCTS - 0.1%
International Paper Co.(a)........................    70,000       2,733,500
                                                             ---------------
PERSONAL PRODUCTS - 0.6%
Estee Lauder Companies, Inc. - Class A(a).........   276,800      12,597,168
                                                             ---------------
PHARMACEUTICALS - 7.9%
Eli Lilly & Co....................................   377,900      21,117,052
Medco Health Solutions, Inc.*.....................   290,000      22,617,100
Merck & Co., Inc..................................   650,000      32,370,000
Pfizer, Inc....................................... 1,685,700      43,103,349
Schering-Plough Corp..............................   860,000      26,178,400
Sepracor, Inc.*(a)................................   240,000       9,844,800
                                                             ---------------
                                                                 155,230,701
                                                             ---------------
REAL ESTATE - 0.4%
CB Richard Ellis Group, Inc. - Class A*...........   190,000       6,935,000
                                                             ---------------
RETAIL - MULTILINE - 2.2%
Family Dollar Stores, Inc.(a).....................    23,900         820,248
J.C. Penney Co., Inc..............................   258,000      18,674,040
Kohl's Corp.*.....................................   320,000      22,729,600
                                                             ---------------
                                                                  42,223,888
                                                             ---------------
RETAIL - SPECIALTY - 4.0%
Abercrombie & Fitch Co. - Class A.................    40,000       2,919,200
American Eagle Outfitters, Inc....................   612,799      15,724,423
AutoZone, Inc.*...................................    66,000       9,016,920
Dollar Tree Stores, Inc.*.........................    19,700         857,935
GameStop Corp. - Class A*.........................   350,000      13,685,000
NIKE, Inc. - Class B..............................   410,000      23,898,900
Nordstrom, Inc....................................   130,900       6,691,608
RadioShack Corp.(a)...............................    61,000       2,021,540
Ross Stores, Inc..................................   122,500       3,773,000
                                                             ---------------
                                                                  78,588,526
                                                             ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


  ----------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.4%
  Altera Corp.......................................   300,000 $    6,639,000
  Applied Materials, Inc............................ 1,150,000     22,850,500
  Intersil Corp. - Class A..........................   100,000      3,146,000
  KLA-Tencor Corp.(a)...............................   400,000     21,980,000
  Novellus Systems, Inc.*...........................    23,500        666,695
  Teradyne, Inc.*(a)................................   654,800     11,511,384
                                                               --------------
                                                                   66,793,579
                                                               --------------
  SOFTWARE - 4.7%
  BMC Software, Inc.*...............................    24,900        754,470
  Cadence Design Systems, Inc.*.....................    35,300        775,188
  Compuware Corp.*(a)...............................    77,400        917,963
  Microsoft Corp.................................... 1,760,000     51,867,200
  Novell, Inc.*.....................................   850,000      6,621,500
  Oracle Corp.*..................................... 1,540,000     30,353,400
  Synopsys, Inc.*...................................    28,000        740,040
                                                               --------------
                                                                   92,029,761
                                                               --------------
  TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
  AT&T, Inc.........................................   280,000     11,620,000
  CenturyTel, Inc.(a)...............................    70,000      3,433,500
                                                               --------------
                                                                   15,053,500
                                                               --------------
  TEXTILES, APPAREL & LUXURY GOODS - 1.2%
  Coach, Inc.*......................................   340,000     16,112,600
  Polo Ralph Lauren Corp............................    78,000      7,652,580
                                                               --------------
                                                                   23,765,180
                                                               --------------
  Total Common Stocks
  (Cost $1,681,230,326)                                         1,964,063,167
                                                               --------------
  ESCROWED SHARES - 0.0%
  ESC Seagate Technology(b) (Cost - $0).............    27,200             27
                                                               --------------

  TOTAL INVESTMENTS - 100.0% (Cost $1,681,230,326)              1,964,063,194

  Other Assets and Liabilities (net) (0.0%)                          (473,466)
                                                               --------------

  TOTAL NET ASSETS - 100.0%                                    $1,963,589,728
                                                               ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $186,069,746 and the collateral received consisted of cash in the amount of $140,457,800 and securities in the amount of $49,939,076.

(b) Illiquid securities representing in the aggregate 0.000% of net assets.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

BLACKROCK LARGE-CAP CORE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                  $1,964,063,194
   Cash                                                    892,014
   Collateral for securities on loan                   190,396,876
   Receivable for Trust shares sold                        866,535
   Dividends receivable                                  1,240,381
                                                    --------------
      Total assets                                   2,157,459,000
                                                    --------------
LIABILITIES
   Payables for:
      Trust shares redeemed                              2,113,223
      Distribution and services fees--Class B                8,991
      Distribution and services fees--Class E               21,777
      Collateral for securities on loan                190,396,876
      Investment advisory fee payable (Note 3)             935,437
      Administration fee payable                            21,292
      Custodian and accounting fees payable                 12,933
   Accrued expenses                                        358,743
                                                    --------------
      Total liabilities                                193,869,272
                                                    --------------
NET ASSETS                                          $1,963,589,728
                                                    ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $1,706,920,199
   Accumulated net realized loss                       (29,898,784)
   Unrealized appreciation on investments              282,832,868
   Undistributed net investment income                   3,735,445
                                                    --------------
      Total                                         $1,963,589,728
                                                    ==============
NET ASSETS
   Class A                                          $1,745,835,718
                                                    ==============
   Class B                                              43,922,310
                                                    ==============
   Class E                                             173,831,700
                                                    ==============
CAPITAL SHARES OUTSTANDING
   Class A                                             157,503,639
                                                    ==============
   Class B                                               4,004,269
                                                    ==============
   Class E                                              15,772,618
                                                    ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                          $        11.08
                                                    ==============
   Class B                                                   10.97
                                                    ==============
   Class E                                                   11.02
                                                    ==============

-------------------------------------------------------------------
*Investments at cost                                $1,681,230,326

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

BLACKROCK LARGE-CAP CORE PORTFOLIO
INVESTMENT INCOME:
    Dividends                                                                           $   6,306,030
    Interest (1)                                                                              197,570
                                                                                        -------------
       Total investment income                                                              6,503,600
                                                                                        -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                        2,263,566
    Administration fees                                                                        25,970
    Deferred expense reimbursement                                                             82,236
    Custody and accounting fees                                                                17,847
    Distribution fee--Class B                                                                  18,397
    Distribution fee--Class E                                                                  45,163
    Transfer agent fees                                                                         3,401
    Audit                                                                                      12,043
    Legal                                                                                      13,719
    Trustee fees and expenses                                                                   4,215
    Shareholder reporting                                                                       7,635
    Insurance                                                                                   2,891
    Other                                                                                       1,212
                                                                                        -------------
       Total expenses                                                                       2,498,295
                                                                                        -------------
    Net investment income                                                                   4,005,305
                                                                                        -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
    Net realized gain on:
       Investments                                                                         32,154,055
       Futures contracts                                                                      150,245
                                                                                        -------------
    Net realized gain on investments and futures contracts                                 32,304,300
                                                                                        -------------
    Net change in unrealized depreciation on:
       Investments                                                                       (150,620,855)
                                                                                        -------------
    Net change in unrealized depreciation on investments                                 (150,620,855)
                                                                                        -------------
    Net realized and change in unrealized gain on investments and futures contracts      (118,316,555)
                                                                                        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $(114,311,250)
                                                                                        =============

------------------------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                               $     103,876

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

BLACKROCK LARGE-CAP CORE PORTFOLIO
                                                                          Period Ended    Year Ended
                                                                          June 30, 2007  December 31,
                                                                           (Unaudited)       2006
                                                                         --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    4,005,305  $    634,072
   Net realized gain on investments and futures contracts                    32,304,300    13,328,838
   Net change in unrealized appreciation (depreciation) on investments     (150,620,855)    3,331,934
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                    (114,311,250)   17,294,844
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (904,022)     (289,946)
   From net realized gains
     Class A                                                                 (7,875,932)   (4,233,827)
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                   (8,779,954)   (4,523,773)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                103,219,832     6,144,815
     Class B                                                                  3,478,629            --
     Class E                                                                  2,556,641            --
   Net asset value of shares issued through acquisition and
       reorganization
     Class A                                                              1,694,001,395            --
     Class B                                                                 42,041,722            --
     Class E                                                                177,010,889            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  8,779,954     4,523,773
     Class B                                                                         --            --
     Class E                                                                         --            --
   Cost of shares repurchased
     Class A                                                                (66,904,316)  (23,231,515)
     Class B                                                                 (1,807,429)           --
     Class E                                                                 (6,733,234)           --
                                                                         --------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                       1,955,644,083   (12,562,927)
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                              1,832,552,879       208,144
   Net assets at beginning of period                                        131,036,849   130,828,705
                                                                         --------------  ------------
   Net assets at end of period                                           $1,963,589,728  $131,036,849
                                                                         ==============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    3,735,445  $    634,162
                                                                         ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


BLACKROCK LARGE-CAP CORE PORTFOLIO                           --------------------------
                                                             FOR THE PERIOD
                                                                 ENDED
                                                             JUNE 30, 2007   ----------
                                                              (UNAUDITED)       2006
                                                             --------------  ------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  11.20     $10.14
                                                                --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        0.06 (a)   0.05 (a)
Net Realized/Unrealized Gain (Loss) on Investments..........        0.60       1.37
                                                                --------     ------
Total from Investment Operations............................        0.66       1.42
                                                                --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................       (0.08)     (0.02)
Distributions from Net Realized Capital Gains...............       (0.70)     (0.34)
                                                                --------     ------
Total Distributions.........................................       (0.78)     (0.36)
                                                                --------     ------
NET ASSET VALUE, END OF PERIOD..............................    $  11.08     $11.20
                                                                ========     ======
TOTAL RETURN                                                        5.97%     14.25%
Ratio of Expenses to Average Net Assets.....................        0.63%*     0.98%
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................        0.63%*     1.04%
Ratio of Net Investment Income to Average Net Assets........        1.05%*     0.48%
Portfolio Turnover Rate.....................................        41.4%      72.2%
Net Assets, End of Period (in millions).....................    $1,745.9     $131.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                  CLASS A
BLACKROCK LARGE-CAP CORE PORTFOLIO                           ----------------------------------------

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------
                                                               2005      2004++     2003++     2002++
                                                             ------    ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $ 9.05    $ 7.85     $ 6.52     $  8.77
                                                             ------    ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................   0.02(a)   0.04       0.05 (a)    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments..........   1.07      1.21       1.33 (a)   (2.23)(a)
                                                             ------    ------     ------     -------
Total from Investment Operations............................   1.09      1.25       1.38       (2.20)
                                                             ------    ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................     --     (0.05)     (0.05)      (0.05)
Distributions from Net Realized Capital Gains...............     --        --         --          --
                                                             ------    ------     ------     -------
Total Distributions.........................................     --     (0.05)     (0.05)      (0.05)
                                                             ------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD.............................. $10.14    $ 9.05     $ 7.85     $  6.52
                                                             ======    ======     ======     =======
TOTAL RETURN                                                  12.04%    15.89%     21.16%     (25.14)%
Ratio of Expenses to Average Net Assets.....................   0.91%     0.92%(b)   0.99%       0.94 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................   0.91%     0.95%      0.99%       0.94 %
Ratio of Net Investment Income to Average Net Assets........   0.23%     0.51%      0.67%       0.44 %
Portfolio Turnover Rate.....................................   79.0%    136.0%     182.0%      104.0 %
Net Assets, End of Period (in millions)..................... $131.0    $126.0     $115.0     $ 106.0

                                                                           CLASS B
                                                                       ----------------
                                                                        FOR THE PERIOD
                                                                            ENDED
                                                                       JUNE 30, 2007(C)
                                                                         (UNAUDITED)
                                                                       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................      $10.91
                                                                            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.02(a)
Net Realized/Unrealized Gain on Investments...........................        0.04
                                                                            ------
Total from Investment Operations......................................        0.06
                                                                            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................          --
Distributions from Net Realized Capital Gains.........................          --
                                                                            ------
Total Distributions...................................................          --
                                                                            ------
NET ASSET VALUE, END OF PERIOD........................................      $10.97
TOTAL RETURN                                                                  0.55%
Ratio of Expenses to Average Net Assets...............................        0.84%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.84%*
Ratio of Net Investment Income to Average Net Assets..................        0.86%*
Portfolio Turnover Rate...............................................        41.4%
Net Assets, End of Period (in millions)...............................      $ 43.9

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the year.
(c) Commencement of operations - 04/30/2007.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                           CLASS E
BLACKROCK LARGE-CAP CORE PORTFOLIO                                     ----------------
                                                                        FOR THE PERIOD
                                                                            ENDED
                                                                       JUNE 30, 2007(B)
                                                                         (UNAUDITED)
                                                                       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................      $10.96
                                                                            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.02(a)
Net Realized/Unrealized Gain on Investments...........................        0.04
                                                                            ------
Total from Investment Operations......................................        0.06
                                                                            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................          --
Distributions from Net Realized Capital Gains.........................          --
                                                                            ------
Total Distributions...................................................          --
                                                                            ------
NET ASSET VALUE, END OF PERIOD........................................      $11.02
                                                                            ======
TOTAL RETURN                                                                  0.55%
Ratio of Expenses to Average Net Assets...............................        0.74%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.74%*
Ratio of Net Investment Income to Average Net Assets..................        0.97%*
Portfolio Turnover Rate...............................................        41.4%
Net Assets, End of Period (in millions)...............................      $173.8

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/30/2007.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is BlackRock Large-Cap Core Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B, and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring    Expiring
     Portfolio                             Total    12/31/2009  12/31/2010
     ---------                          ----------- ----------- -----------

     BlackRock Large-Cap Core Portfolio $61,967,454 $23,132,070 $38,835,384

On May 1, 2006, the BlackRock Large-Cap Core Portfolio, a series of The Travelers Series Trust, was reorganized into the BlackRock Large-Cap Core Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $67,463,346. The losses incurred by the Portfolio are subject to an annual limitation of $5,495,892.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Advisors, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                   for the period ended
Portfolio                             June 30, 2007     % per annum     Average Daily Assets
---------                          -------------------- ----------- ----------------------------

BlackRock Large-Cap Core Portfolio      $2,263,566         0.625%   First $250 Million

                                                            0.60%   $250 Million to $500 Million

                                                           0.575%   $500 Million to $1 Billion

                                                            0.55%   $1 Billion to $2 Billion

                                                            0.50%   Over $2 Billion

Prior to April 30, 2007, the management fee for the Portfolio was 77.5 basis points for the first $250 million, 75 basis points for next $250 million, 72.5 basis points for the next $500 million, 70 basis points for the next 1 Billion and 65 basis points for assets over $2 Billion. The management fee earned for the period January 1, 2007 through April 29, 2007 was $328,920.

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
                                               Limitation Agreement
                                              ----------------------
           Portfolio                          Class A Class B Class E
           ---------                          ------- ------- -------

           BlackRock Large-Cap Core Portfolio  1.00%   1.25%   1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The following amounts were repaid to the Manager during the period ended June 30, 2007.

                   BlackRock Large-Cap Core Portfolio $82,236

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                                                Net Increase
                                                Shares Issued in    Shares Issued                (Decrease)
                         Beginning   Shares     Connection with    Through Dividend   Shares     in Shares     Ending
                          Shares      Sold    Acquisition (Note 8)   Reinvestment   Repurchased Outstanding    Shares
                         ---------- --------- -------------------- ---------------- ----------- ------------ -----------
BlackRock Large-Cap Core
  Portfolio

 Class A

 06/30/2007              11,700,658 9,304,459     141,681,409          801,090      (5,983,977) 145,802,981  157,503,639
 12/31/2006              12,899,599   586,214              --          429,200      (2,214,355)  (1,198,941)  11,700,658

 Class B

 04/30/2007-06/30/2007           --   312,972       3,854,420               --        (163,123)   4,004,269    4,004,269

 Class E

 04/30/2007-06/30/2007           --   229,988      16,149,716               --        (607,086)  15,772,618   15,772,618

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

BlackRock Large-Cap Core Portfolio       $--        $418,688,213        $--        $377,918,977

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal        Gross         Gross
                                     Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost      Appreciation (Depreciation)  Appreciation
---------                          -------------- ------------ -------------- --------------

BlackRock Large-Cap Core Portfolio $1,681,230,326 $299,788,047  $(16,955,179)  $282,832,868

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of     Value of
                                              Securities   Collateral
                                             ------------ ------------

          BlackRock Large-Cap Core Portfolio $186,069,746 $190,396,876

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                   Ordinary Income Long-Term Capital Gain      Total
                                   --------------- ---------------------- ---------------
                                     2006    2005     2006        2005       2006    2005
                                   --------  ----    ----------   ----    ---------- ----

BlackRock Large-Cap Core Portfolio $289,946  $--   $4,233,827     $--     $4,523,773 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals        Total
                                   ------------- ------------- ------------ ------------------ -------------

BlackRock Large-Cap Core Portfolio   $634,162     $7,812,671   $22,867,570     $(61,967,454)   $(30,653,051)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. REORGANIZATIONS AND ACQUISITIONS

On April 30, 2007, BlackRock Large-Cap Core Portfolio Class A, pursuant to a plan of reorganization approved by Portfolio shareholders on April 24, 2007, was reorganized into Class E. The reorganization was accomplished by a tax-free exchange of 12,032,251 Class A shares of the Portfolio (valued at $132.6 Million) in exchange for 12,098,670 Class E shares of the Portfolio. The aggregate Class A net assets of the Portfolio immediately before the reorganization were $132,601,424. The aggregate Class E net assets of the Portfolio immediately after the reorganization were $132,601,424.

On April 30, 2007, BlackRock Large-Cap Core Portfolio ("Large-Cap Core"), a series of Met Investors Series Trust, acquired all the net assets of BlackRock Large Cap Portfolio ("Large Cap"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Large Cap shareholders on April 24, 2007. The acquisition was accomplished by a tax-free exchange of 141,681,409 Class A shares of Large-Cap Core (valued at $1,694.0 Million) in exchange for the 52,108,993 Class A shares of Large Cap outstanding on April 27, 2007. The acquisition was accomplished by a tax-free exchange of 3,854,420 Class B shares of Large-Cap Core (valued at $42.0 Million) in exchange for the 1,306,346 Class B shares of Large Cap outstanding on April 27, 2007. The acquisition was accomplished by a tax-free exchange of 4,051,046 Class E shares of Large-Cap Core (valued at $44.4 Million) in exchange for the 1,375,039 Class E shares of Large Cap outstanding on April 27, 2007. Large Cap Class A net assets at that date ($1,694.0 Million), including $269,897,487 of unrealized appreciation and approximately $1,412,393,377 of accumulated net realized gains, were combined with those of Large-Cap Core Class A. Large Cap Class B net assets at that date ($42.0 Million), including $3,852,581 of unrealized appreciation and approximately $6,024,027 of accumulated net realized gains, were combined with those of Large-Cap Core Class B. Large Cap Class E net assets at that date ($44.4 Million), including $4,052,291 of unrealized appreciation and approximately $12,215,542 of accumulated net realized gains, were combined with those of Large-Cap Core Class E. The aggregate Class A net assets of Large-Cap Core and Large Cap immediately before the acquisition were $0 and $1,694,001,395, respectively. The aggregate Class A net assets of Large-Cap Core immediately after the acquisition were $1,694,001,395. The aggregate Class B net assets of Large-Cap Core and Large Cap immediately before the acquisition were $10,000 and $42,041,722, respectively. The aggregate Class B net assets of Large-Cap Core immediately after the acquisition were $42,051,722. The aggregate Class E net assets of Large-Cap Core and Large Cap immediately before the acquisition were $10,000 and $44,399,465, respectively. The aggregate Class E net assets of Large-Cap Core immediately after the acquisition were $44,409,465. The aggregate Class E net assets of Large-Cap Core immediately after the reorganization and acquisition were $177,010,889.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                          Cyclical Growth and Income
                                 ETF Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET OVERVIEW

Continuing the general trend of the past four years, financial markets progressed markedly during the first half of 2007. Volatility returned to the markets with episodic appearances over the past six months. Global markets dropped sharply in February on fears of a slowdown in U.S. economic growth from a subprime lending meltdown. Despite significant declines, markets recovered sharply and ended the first quarter on a positive note. The advancement continued during the second quarter as markets remained resilient and the Dow and S&P 500(R) Index reached all-time highs. Year-to-date through June 30, the S&P 500(R) Index returned 6.96%, the S&P MidCap 400(R) Index returned 11.9%, and the S&P SmallCap 600(R) Index returned 8.6%. Energy was the best performing sector across large-cap and mid-cap stocks, while materials dominated in small-caps. Financials were the biggest laggard across all market capitalizations. Foreign stocks, as measured by the MSCI EAFE(R) Index, returned 10.7% in light of continued strong economic growth abroad. Bonds underperformed equities with the Lehman Brothers Aggregate Bond Index/1/ returning 0.98%.

PORTFOLIO STRATEGIES

For the six-month period ended June 30, 2007, the Portfolio (Class B) returned 6.30%, outperforming both the S&P 500 and its blended benchmark which returned 6.96% and 5.70% respectively. From an asset class perspective, the Portfolio's significant overweight to equities versus bonds relative to the blended benchmark aided returns. The Portfolio maintained a weighting of close to 15% in fixed-income exchange traded funds during the period, which was substantially less than the 38% allocation to bonds in the blended benchmark. This positioning greatly aided relative performance as equity markets posted strong gains.

With regard to equity positioning, underweighting small-caps detracted from performance as smaller capitalization stocks outperformed large-caps. The Portfolio was void of small-cap exposure despite small-cap stocks representing 10% of the blended benchmark. We continue to find large-cap stocks attractive and maintain a substantial overweight to this asset class relative to the blended benchmark. Large-cap stocks have generated strong absolute returns through the first half of 2007, aiding Portfolio returns, but have lagged mid- and small-caps. The Portfolio maintained a benchmark weight of 5% to foreign equities which aided absolute returns.

Within the large-cap portion of the Portfolio, sector allocation aided relative performance. An underweight position in consumer discretionary accounted for most of the relative outperformance as the sector lagged the S&P 500(R) Index through the first half of the year. The Portfolio's overweight to health care also aided relative performance. On the negative side, an underweight of materials and overweight of consumer staples detracted from relative performance.
--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

OUTLOOK

The rate of economic growth in the U.S. has slowed in recent quarters. We believe we are moving through the low point of the cycle and expect growth to gradually improve in coming quarters. From a cyclical viewpoint, we believe this growth will be sufficient to support corporate profits and economic expansion. Along with the outlook for corporate profits, we prefer large-cap stocks based on their attractive valuation relative to smaller capitalization stocks. With regard to sector allocation, we maintain an overweight to consumer staples and healthcare as these non-cyclical sectors tend to perform well at this point in the cycle. Continued exposure to domestic mid-cap and foreign developed country stocks provides additional growth opportunities and portfolio diversification. Our fixed-income focus is on high-quality, short- to intermediate-maturity bonds. We see relatively attractive yields in these areas of the fixed-income market.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                22.07%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                         10.02%
       ------------------------------------------------------------------
       iShares GS $ InvesTop Corporate Bond Fund                  8.65%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Healthcare Sector Index Fund        7.89%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                               5.07%
       ------------------------------------------------------------------
       iShares Lehman 1-3 Year Treasury Bond Fund                 5.01%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         4.42%
       ------------------------------------------------------------------
       SPDR Trust Series 1                                        4.31%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    3.85%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        3.25%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                                                   FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Cyclical Growth and        S&P 500(R)
                  Income ETF Portfolio          Index          Blended Benchmark
                  --------------------        ----------       -----------------
 10/1/2005               $10,000               $10,000             $10,000
12/31/2005                10,165                10,209              10,208
12/31/2006                11,357                11,823              11,438
 6/30/2007                12,072                12,645              12,305




    --------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 6/30/07)
    --------------------------------------------------------------
                                                   Since
                                   1 Year       Inception/4/
    --------------------------------------------------------------
    Cyclical Growth and Income ETF
    Portfolio--Class A             16.61%         11.57%
--  Class B                        16.44%         11.38%
    Class E                        16.45%         11.44%
    --------------------------------------------------------------
- - S&P 500(R) Index/1/            20.59%         14.34%
    --------------------------------------------------------------
--  Blended Benchmark/2/           16.87%         12.58%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,063.90       $2.61
  Hypothetical (5% return before expenses)     1,000.00      1,022.27        2.56
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,063.00       $3.89
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,063.90       $3.38
  Hypothetical (5% return before expenses)     1,000.00      1,021.52        3.31
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.51%, 0.76%, and 0.66% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------

                                                                VALUE
     SECURITY DESCRIPTION                            SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 96.1%
     iShares Dow Jones U.S. Consumer Goods Sector
       Index Fund(a)...............................  139,871 $   8,716,761
     iShares Dow Jones U.S. Consumer Services
       Sector Index Fund...........................   41,903     2,941,172
     iShares Dow Jones U.S. Energy Sector Index
       Fund(a).....................................   21,100     2,529,679
     iShares Dow Jones U.S. Financial Sector Index
       Fund(a).....................................   87,078    10,001,779
     iShares Dow Jones U.S. Healthcare Sector Index
       Fund(a).....................................  256,692    17,858,062
     iShares Dow Jones U.S. Industrial Sector Index
       Fund(a).....................................   87,077     6,403,643
     iShares Dow Jones U.S. Technology Sector Index
       Fund(a).....................................  123,964     7,357,263
     iShares Dow Jones U.S. Telecommunications
       Sector Index Fund(a)........................  142,640     4,808,394
     iShares Dow Jones U.S. Utilities Sector Index
       Fund........................................   26,355     2,539,041
     iShares GS $ InvesTop Corporate Bond Fund.....  187,105    19,574,925
     iShares Lehman 1-3 Year Treasury Bond
       Fund(a).....................................  141,389    11,333,742
     iShares Lehman 7-10 Year Treasury Bond
       Fund(a).....................................   38,600     3,130,074
     iShares MSCI EAFE Index Fund(a)...............  141,912    11,465,070
     iShares S&P 500 Index Fund(a).................  331,835    49,944,486
     iShares S&P MidCap 400 Index Fund(a)..........  253,933    22,671,138
     SPDR Trust Series 1(a)........................   64,900     9,762,907
     Vanguard Consumer Discretionary
       VIPERs(a)...................................   28,155     1,786,998
     Vanguard Consumer Staples VIPERs..............   93,165     6,268,141
     Vanguard Energy VIPERs(a).....................   56,550     5,718,902
     Vanguard Financials VIPERs(a).................   50,032     3,194,543
     Vanguard Industrials VIPERs...................   67,145     4,957,987
     Vanguard Information Technology IETF(a).......   75,523     4,356,167
     Vanguard Utilities ETF........................    2,200       181,390
                                                             -------------
     Total Investment Company Securities
     (Cost $190,188,918)                                       217,502,264
                                                             -------------

     ---------------------------------------------------------------------
                                                  SHARES/
                                                    PAR         VALUE
     SECURITY DESCRIPTION                         AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 4.1%
     Metropolitan Series Fund, Inc.: BlackRock
       Money Market Portfolio**.................      3,230 $     323,003
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/29/07 at 3.400% to
       be repurchased at $9,011,553
       collateralized by $9,895,000 FHLMC at
       5.300% due 05/12/20 with a value of
       $9,189,981............................... $9,009,000     9,009,000
                                                            -------------
     Total Short-Term Investments
     (Cost $9,332,003)                                          9,332,003
                                                            -------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $199,520,921)                                      226,834,267

     Other Assets and Liabilities (net) - (0.2)%                 (479,788)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 226,354,479
                                                            =============

PORTFOLIO FOOTNOTES:

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $56,509,798 and the collateral received consisted of cash in the amount of $56,390,513 and securities in the amount of $1,344,833.

** Affiliated Issuer. See Note 10 for additional information.

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $217,825,267
   Repurchase Agreement                                                     9,009,000
   Cash                                                                           813
   Collateral for securities on loan                                       57,735,346
   Receivable for investments sold                                              3,541
   Receivable for Trust shares sold                                            37,379
   Dividends receivable                                                       289,693
   Interest receivable                                                          2,157
                                                                         ------------
     Total assets                                                         284,903,196
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    341,457
     Trust shares redeemed                                                    275,883
     Distribution and services fees--Class B                                   46,213
     Distribution and services fees--Class E                                      197
     Collateral for securities on loan                                     57,735,346
     Investment advisory fee payable (Note 3)                                  83,978
     Administration fee payable                                                 1,901
     Custodian and accounting fees payable                                     26,716
   Accrued expenses                                                            37,026
                                                                         ------------
     Total liabilities                                                     58,548,717
                                                                         ------------
NET ASSETS                                                               $226,354,479
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $197,345,704
   Accumulated net realized gain                                              610,522
   Unrealized appreciation on investments                                  27,313,346
   Undistributed net investment income                                      1,084,907
                                                                         ------------
     Total                                                               $226,354,479
                                                                         ============
NET ASSETS
   Class A                                                               $    565,818
                                                                         ============
   Class B                                                                224,146,732
                                                                         ============
   Class E                                                                  1,641,929
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     47,783
                                                                         ============
   Class B                                                                 18,954,913
                                                                         ============
   Class E                                                                    138,847
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.84
                                                                         ============
   Class B                                                                      11.83
                                                                         ============
   Class E                                                                      11.83
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $190,511,921

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying portfolios                                   $ 1,561,739
   Interest (1)                                                               319,174
   Income earned from affiliated transactions                                   6,525
                                                                          -----------
       Total investment income                                              1,887,438
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           482,469
   Administration fees                                                         11,901
   Custody and accounting fees                                                 10,891
   Distribution fee--Class B                                                  265,954
   Distribution fee--Class E                                                      985
   Transfer agent fees                                                          6,522
   Audit                                                                        5,894
   Legal                                                                        7,623
   Trustee fees and expenses                                                    7,787
   Shareholder reporting                                                        6,740
   Insurance                                                                    4,598
   Other                                                                        1,888
                                                                          -----------
       Total expenses                                                         813,252
                                                                          -----------
   Net investment income                                                    1,074,186
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                            663,422
                                                                          -----------
   Net realized gain on investments                                           663,422
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         11,465,500
                                                                          -----------
   Net change in unrealized appreciation on investments                    11,465,500
                                                                          -----------
   Net realized and change in unrealized gain on investments               12,128,922
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $13,203,108
                                                                          ===========

-------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $   175,230


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,074,186  $  2,865,743
   Net realized gain on investments from underlying Portfolios                663,422        47,285
   Net change in unrealized appreciation on investments                    11,465,500    15,825,757
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    13,203,108    18,738,785
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (6)       (2,042)
     Class B                                                                     (998)   (2,834,756)
     Class E                                                                       (2)      (13,252)
   From net realized gains
     Class A                                                                      (31)           --
     Class B                                                                  (15,948)      (91,035)
     Class E                                                                      (98)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                    (17,083)   (2,941,085)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                  487,662       175,495
     Class B                                                               23,627,849   197,297,986
     Class E                                                                  765,446     1,076,736
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       37         2,042
     Class B                                                                   16,946     2,925,791
     Class E                                                                      100        13,252
   Cost of shares repurchased
     Class A                                                                  (96,932)      (26,611)
     Class B                                                              (16,192,291)  (19,570,106)
     Class E                                                                 (255,206)      (95,827)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions               8,353,611   181,798,758
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               21,539,636   197,596,458
   Net assets at beginning of period                                      204,814,843     7,218,385
                                                                         ------------  ------------
   Net assets at end of period                                           $226,354,479  $204,814,843
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,084,907  $     11,728
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                    CLASS A
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO                                 -------------------------
                                                                         FOR THE PERIOD FOR THE PERIOD
                                                                             ENDED          ENDED
                                                                         JUNE 30, 2007   DECEMBER 31,
                                                                          (UNAUDITED)      2006(B)
                                                                         -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $11.13         $10.56
                                                                             ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.08 (a)       0.25 (a)
Net Realized/Unrealized Gain on Investments.............................       0.63           0.47
                                                                             ------         ------
Total from Investment Operations........................................       0.71           0.72
                                                                             ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.00)+        (0.15)
Distributions from Net Realized Capital Gains...........................      (0.00)+           --
                                                                             ------         ------
Total Distributions.....................................................      (0.00)+        (0.15)
                                                                             ------         ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.84         $11.13
                                                                             ======         ======
TOTAL RETURN                                                                   6.39%          6.81%
Ratio of Expenses to Average Net Assets.................................       0.51%*         0.56%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.51%*         0.66%*
Ratio of Net Investment Income to Average Net Assets....................       1.37%*         3.42%*
Portfolio Turnover Rate.................................................        6.4%          23.2%
Net Assets, End of Period (in millions).................................     $  0.6         $  0.2

                                                                                       CLASS B
                                                                         --------------------------------
                                                                         FOR THE PERIOD  FOR THE YEARS ENDED
                                                                             ENDED          DECEMBER 31,
                                                                         JUNE 30, 2007  -----------------
                                                                          (UNAUDITED)      2006     2005(C)
                                                                         -------------- ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $11.13     $10.11     $10.00
                                                                             ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.06 (a)   0.17 (a)   0.09 (a)
Net Realized/Unrealized Gain on Investments.............................       0.64       1.02       0.08
                                                                             ------     ------     ------
Total from Investment Operations........................................       0.70       1.19       0.17
                                                                             ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.00)+    (0.16)     (0.06)
Distributions from Net Realized Capital Gains...........................      (0.00)+    (0.01)        --
                                                                             ------     ------     ------
Total Distributions.....................................................      (0.00)+    (0.17)     (0.06)
                                                                             ------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.83     $11.13     $10.11
                                                                             ======     ======     ======
TOTAL RETURN                                                                   6.30%     11.73%      1.65%
Ratio of Expenses to Average Net Assets.................................       0.76%*     0.80%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.76%*     0.84%      3.73%*
Ratio of Net Investment Income to Average Net Assets....................       1.00%*     1.65%      3.31%*
Portfolio Turnover Rate.................................................        6.4%      23.2%       3.5%
Net Assets, End of Period (in millions).................................     $224.1     $203.6     $  7.2

*  Annualized
+  Rounds to less $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Commencement of operations--10/03/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                    CLASS E
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO                                 -------------------------
                                                                         FOR THE PERIOD FOR THE PERIOD
                                                                             ENDED          ENDED
                                                                         JUNE 30, 2007   DECEMBER 31,
                                                                          (UNAUDITED)      2006(B)
                                                                         -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $11.12         $10.56
                                                                             ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.07 (a)       0.18 (a)
Net Realized/Unrealized Gain on Investments.............................       0.64           0.52
                                                                             ------         ------
Total from Investment Operations........................................       0.71           0.70
                                                                             ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.00)+        (0.14)
Distributions from Net Realized Capital Gains...........................      (0.00)+           --
                                                                             ------         ------
Total Distributions.....................................................      (0.00)+        (0.14)
                                                                             ------         ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.83         $11.12
                                                                             ======         ======
TOTAL RETURN                                                                   6.39%          6.65%
Ratio of Expenses to Average Net Assets.................................       0.66%*         0.70%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.66%*         0.79%*
Ratio of Net Investment Income to Average Net Assets....................       1.16%*         2.52%*
Portfolio Turnover Rate.................................................        6.4%          23.2%
Net Assets, End of Period (in millions).................................     $  1.6         $  1.1

*  Annualized
+  Rounds to less $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Cyclical Growth and Income ETF Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENT - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                           Management Fees
                                          earned by Manager
                                         for the period ended
Portfolio                                   June 30, 2007     % per annum     Average Daily Assets
---------                                -------------------- ----------- ----------------------------

Cyclical Growth and Income ETF Portfolio       $482,469          0.45%    First $300 Million

                                                                 0.43%    $300 Million to $600 Million

                                                                 0.40%    Over $600 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                 Expenses Deferred in
-                                                                --------------------
                                                                  2005    2006   2007
-                                         Maximum Expense Ratio  ------- ------- ----
                                          under current Expense  Subject to repayment
                                          Limitation Agreement    until December 31,
-                                        ----------------------  --------------------
Portfolio                                Class A Class B Class E  2010    2011   2012
---------                                ------- ------- ------- ------- ------- ----

Cyclical Growth and Income ETF Portfolio  0.55%   0.80%   0.70%  $32,599 $62,444 $--

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                               Shares Issued
                                                                  Through                Net Increase
                                         Beginning    Shares     Dividend      Shares     in Shares     Ending
                                          Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                         ---------- ---------- ------------- ----------- ------------ ----------

Cyclical Growth and Income ETF Portfolio

 Class A

 06/30/2007                                  13,931     42,209          3        (8,360)      33,852      47,783
 05/01/2006-12/31/2006                           --     16,146        183        (2,398)      13,931      13,931

 Class B

 06/30/2007                              18,301,821  2,053,792      1,450    (1,402,150)     653,092  18,954,913
 12/31/2006                                 714,261 19,187,779    265,008    (1,865,227)  17,587,560  18,301,821

 Class E

 06/30/2007                                  94,581     66,403          8       (22,145)      44,266     138,847
 05/01/2006-12/31/2006                           --    102,310      1,186        (8,915)      94,581      94,581

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

Cyclical Growth and Income ETF Portfolio       $--        $18,029,213         $--        $13,210,379

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

Cyclical Growth and Income ETF Portfolio $199,520,921 $27,905,563    $(592,217)    $27,313,346

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                                 Securities  Collateral
                                                 ----------- -----------

        Cyclical Growth and Income ETF Portfolio $56,509,798 $57,735,346

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                          Ordinary Income   Long-Term Capital Gain       Total
                                         ------------------ ---------------------- ------------------
                                            2006     2005   2006        2005          2006     2005
                                            ----     ----   ----        ----       ---------- -------

Cyclical Growth and Income ETF Portfolio $2,941,085 $39,258 $--         $--        $2,941,085 $39,258

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
-                                        ------------- ------------- ------------ ------------------ -----------

Cyclical Growth and Income ETF Portfolio    $11,728       $16,062    $15,794,961         $--         $15,822,751

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was not the owner of record of 5% or more of the total outstanding shares of any Underlying Portfolios.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                Cyclical Growth
                                 ETF Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                      FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Continuing the general trend of the past four years, financial markets progressed markedly during the first half of 2007. Volatility returned to the markets with episodic appearances over the past six months. Global markets dropped sharply in February on fears of a slowdown in U.S. economic growth from a subprime lending meltdown. Despite significant declines, markets recovered sharply and ended the first quarter on a positive note. The advancement continued during the second quarter as markets remained resilient and the Dow and S&P 500(R) Index reached all-time highs. Year-to-date through June 30, the S&P 500(R) Index returned 6.96%, the S&P MidCap 400(R) Index returned 11.9%, and the S&P SmallCap 600(R) Index returned 8.6%. Energy was the best performing sector across large-cap and mid-cap stocks, while materials dominated in small-caps. Financials were the biggest laggard across all market capitalizations. Foreign stocks, as measured by the MSCI EAFE(R) Index, returned 10.7% in light of continued strong economic growth abroad. Bonds underperformed equities with the Lehman Brothers Aggregate Bond Index/1/ returning 0.98%.

PORTFOLIO STRATEGIES

For the six-month period ended June 30, 2007, the Portfolio (Class B) returned 7.73%, outperforming both the S&P 500 and its blended benchmark which returned 6.96% and 7.66% respectively. From an asset class perspective, overweighting equities versus bonds relative to the blended benchmark aided Portfolio returns. With regard to equity positioning, underweighting small-caps detracted from performance as smaller capitalization stocks outperformed large-caps. The Portfolio was void of small-cap exposure despite small-cap stocks representing 15% of the blended benchmark. We continue to find large-cap stocks attractive and maintain a substantial overweight to this asset class relative to the blended benchmark. Large-cap stocks have generated strong absolute returns through the first half of 2007, aiding Portfolio returns, but have lagged mid- and small-caps. The Portfolio maintained a benchmark weight of 10% to foreign equities which aided absolute returns.

Within the large-cap portion of the Portfolio, sector allocation aided relative performance. An underweight position in consumer discretionary accounted for most of the relative outperformance as the sector lagged the S&P 500(R) Index through the first half of the year. The Portfolio's overweight to health care also aided relative performance. On the negative side, an underweight of materials and overweight of consumer staples detracted from relative performance.

OUTLOOK

The rate of economic growth in the U.S. has slowed in recent quarters. We believe we are moving through the low point of the cycle and expect growth to gradually improve in coming quarters. From a cyclical
--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment. viewpoint, we believe this growth will be sufficient to support corporate profits and economic expansion. Along with the outlook for corporate profits, we prefer large-cap stocks based on their attractive valuation relative to smaller capitalization stocks. With regard to sector allocation, we maintain an overweight to consumer staples and healthcare as these non-cyclical sectors tend to perform well at this point in the cycle. Continued exposure to domestic mid-cap and foreign developed country stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                21.25%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                         15.03%
       ------------------------------------------------------------------
       SPDR Trust Series 1                                       14.27%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                              10.24%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Healthcare Sector Index Fund        7.93%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         4.14%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    3.56%
       ------------------------------------------------------------------
       Vanguard Consumer Staples VIPERs                           3.15%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        2.83%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Industrial Sector Index Fund        2.69%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                      FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                 Cyclical Growth        S&P 500(R)             Blended
                  ETF Portfolio           Index               Benchmark
                 ---------------        ----------            ---------
 10/1/2005           $10,000             $10,000              $10,000
12/31/2005            10,204              10,209               10,231
12/31/2006            11,618              11,823               11,728
 6/30/2007            12,516              12,645               12,723




    ----------------------------------------------------
                         Average Annual Return/3/
                         (for the period ended 6/30/07)
    ----------------------------------------------------
                                         Since
                         1 Year       Inception/4/
    ----------------------------------------------------
    Cyclical Growth ETF
    Portfolio--Class A   19.43%         13.36%
--  Class B              19.07%         13.69%
    Class E              19.18%         13.16%
    ----------------------------------------------------
- - S&P 500(R) Index/1/  20.59%         14.34%
    ----------------------------------------------------
--  Blended Benchmark/2/ 19.42%         14.76%
    ----------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The Performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,079.90       $2.58
  Hypothetical (5% return before expenses)     1,000.00      1,022.32        2.51
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,077.30       $3.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.08        3.76
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,078.10       $3.35
  Hypothetical (5% return before expenses)     1,000.00      1,021.57        3.26
------------------------------------------  ------------- ------------- --------------

** Expenses are equal to the Portfolio's annualized expense ratio of 0.50% , 0.75% , and 0.65% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



     ----------------------------------------------------------------------
     SECURITY                                                    VALUE
     DESCRIPTION                                     SHARES     (NOTE 2)
     ----------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 98.0%
     iShares Dow Jones U.S. Consumer Goods
       Sector Index Fund..........................    149,139 $   9,294,342
     iShares Dow Jones U.S. Consumer Services
       Sector Index Fund..........................     19,909     1,397,413
     iShares Dow Jones U.S. Energy Sector Index
       Fund(a)....................................     31,300     3,752,557
     iShares Dow Jones U.S. Financial Sector Index
       Fund(a)....................................     94,164    10,815,677
     iShares Dow Jones U.S. Healthcare Sector
       Index Fund(a)..............................    297,857    20,721,911
     iShares Dow Jones U.S. Industrial Sector
       Index Fund(a)..............................     95,609     7,031,086
     iShares Dow Jones U.S. Technology Sector
       Index Fund.................................    124,857     7,410,263
     iShares Dow Jones U.S. Telecommunications
       Sector Index Fund(a).......................    164,318     5,539,160
     iShares Dow Jones U.S. Utilities Sector Index
       Fund.......................................     20,613     1,985,856
     iShares MSCI EAFE Index Fund(a)..............    331,435    26,776,634
     iShares S&P 500 Index Fund(a)................    369,057    55,546,769
     iShares S&P MidCap 400 Index Fund(a).........    440,228    39,303,556
     SPDR Trust Series 1(a).......................    248,000    37,306,640
     Vanguard Consumer Discretionary
       VIPERs(a)..................................     45,355     2,878,682
     Vanguard Consumer Staples VIPERs.............    122,286     8,227,402
     Vanguard Energy VIPERs(a)....................     47,767     4,830,677
     Vanguard Financials VIPERs...................     37,782     2,412,381
     Vanguard Industrials VIPERs..................     73,545     5,430,563
     Vanguard Information Technology IETF(a)......     80,623     4,650,334
     Vanguard Utilities ETF.......................     11,300       931,685
                                                              -------------
     Total Investment Company Securities
     (Cost $216,756,985)                                        256,243,588
                                                              -------------

     ------------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ------------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.4%
     Metropolitan Series Fund, Inc.: BlackRock
       Money Market Portfolio**.................       4,378 $     437,818
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/29/07 at 3.400%
       to be repurchased at $5,876,665 on
       07/02/07 collateralized by $6,455,000
       FHLMC at 5.300% due 05/12/20 with a
       value of $5,995,081...................... $ 5,875,000     5,875,000
                                                             -------------
     Total Short-Term Investments
     (Cost $6,312,818)                                           6,312,818
                                                             -------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $223,069,803)                                       262,556,406

     Other Assets and Liabilities (net) - (0.4)%                (1,140,859)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 261,415,547
                                                             =============

PORTFOLIO FOOTNOTES:

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $63,441,243 and the collateral received consisted of cash in the amount of $63,540,853 and securities in the amount of $1,251,690.

** Affiliated Issuer. See Note 10 for additional information.

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)


CYCLICAL GROWTH ETF PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                    $256,681,406
   Repurchase Agreement                                  5,875,000
   Cash                                                        709
   Collateral for securities on loan                    64,792,543
   Receivable for investments sold                           5,452
   Receivable for Trust shares sold                          9,146
   Dividends receivable                                    431,083
   Interest receivable                                       2,328
                                                      ------------
      Total assets                                     327,797,667
                                                      ------------
LIABILITIES
   Payables for:
      Investments purchased                              1,002,844
      Trust shares redeemed                                368,477
      Distribution and services fees--Class B               53,193
      Distribution and services fees--Class E                  302
      Collateral for securities on loan                 64,792,543
      Investment advisory fee payable (Note 3)              97,046
      Administration fee payable                             1,901
      Custodian and accounting fees payable                 26,970
   Accrued expenses                                         38,844
                                                      ------------
      Total liabilities                                 66,382,120
                                                      ------------
NET ASSETS                                            $261,415,547
                                                      ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                    $220,588,034
   Accumulated net realized gain                           693,736
   Unrealized appreciation on investments               39,486,603
   Undistributed net investment income                     647,174
                                                      ------------
      Total                                           $261,415,547
                                                      ============
NET ASSETS
   Class A                                            $  1,266,198
                                                      ============
   Class B                                             257,548,438
                                                      ============
   Class E                                               2,600,911
                                                      ============
CAPITAL SHARES OUTSTANDING
   Class A                                                 102,980
                                                      ============
   Class B                                              20,984,798
                                                      ============
   Class E                                                 211,756
                                                      ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                            $      12.30
                                                      ============
   Class B                                                   12.27
                                                      ============
   Class E                                                   12.28
                                                      ============

------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements $217,194,803

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

CYCLICAL GROWTH ETF PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $   307,809
   Interest (1)                                                             1,260,553
   Income earned from affiliated transactions                                  10,411
                                                                          -----------
       Total investment income                                              1,578,773
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           560,073
   Administration fees                                                         11,901
   Custody and accounting fees                                                 10,334
   Distribution fee--Class B                                                  307,839
   Distribution fee--Class E                                                    1,413
   Transfer agent fees                                                          6,378
   Audit                                                                        5,894
   Legal                                                                        7,623
   Trustee fees and expenses                                                    7,787
   Shareholder reporting                                                        7,471
   Insurance                                                                    5,301
   Other                                                                        1,841
                                                                          -----------
       Total expenses                                                         933,855
                                                                          -----------
   Net investment income                                                      644,918
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                            718,573
                                                                          -----------
   Net realized gain on investments                                           718,573
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         17,480,507
                                                                          -----------
   Net change in unrealized appreciation on investments                    17,480,507
                                                                          -----------
   Net realized and change in unrealized gain on investments               18,199,080
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $18,843,998
                                                                          ===========

-------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $   229,430

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

CYCLICAL GROWTH ETF PORTFOLIO
                                                                              Period Ended   Year Ended
                                                                              June 30, 2007 December 31,
                                                                               (Unaudited)      2006
                                                                              ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $    644,918  $  2,375,903
    Net realized gain on investments from underlying Portfolios                    718,573       699,732
    Net change in unrealized appreciation on investments                        17,480,507    21,851,780
                                                                              ------------  ------------
    Net increase in net assets resulting from operations                        18,843,998    24,927,415
                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                            --        (2,798)
     Class B                                                                            --    (2,361,048)
     Class E                                                                            --       (12,002)
    From net realized gains
     Class A                                                                            --          (584)
     Class B                                                                            --      (727,499)
     Class E                                                                            --        (2,627)
                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                             --    (3,106,558)
                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                     1,016,673       287,859
     Class B                                                                    17,099,402   213,309,795
     Class E                                                                     1,814,142     1,283,431
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                            --         3,382
     Class B                                                                            --     3,088,547
     Class E                                                                            --        14,629
    Cost of shares repurchased
     Class A                                                                       (76,181)      (30,467)
     Class B                                                                   (13,500,780)  (14,405,746)
     Class E                                                                      (576,328)     (139,548)
                                                                              ------------  ------------
    Net increase in net assets from capital share transactions                   5,776,928   203,411,882
                                                                              ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                    24,620,926   225,232,739
    Net assets at beginning of period                                          236,794,621    11,561,882
                                                                              ------------  ------------
    Net assets at end of period                                               $261,415,547  $236,794,621
                                                                              ============  ============
    Net assets at end of period includes undistributed net investment income  $    647,174  $      2,256
                                                                              ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                    CLASS A
CYCLICAL GROWTH ETF PORTFOLIO                                            -------------------------
                                                                         FOR THE PERIOD FOR THE PERIOD
                                                                             ENDED          ENDED
                                                                         JUNE 30, 2007   DECEMBER 31,
                                                                          (UNAUDITED)      2006(B)
                                                                         -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $11.39         $10.76
                                                                             ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.06 (a)       0.25 (a)
Net Realized/Unrealized Gain on Investments.............................       0.85           0.53
                                                                             ------         ------
Total from Investment Operations........................................       0.91           0.78
                                                                             ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................         --          (0.12)
Distributions from Net Realized Capital Gains...........................         --          (0.03)
                                                                             ------         ------
Total Distributions.....................................................         --          (0.15)
                                                                             ------         ------
NET ASSET VALUE, END OF PERIOD..........................................     $12.30         $11.39
                                                                             ======         ======
TOTAL RETURN                                                                   7.99%          7.20%
Ratio of Expenses to Average Net Assets.................................       0.50%*         0.57%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.50%*         0.63%*
Ratio of Net Investment Income to Average Net Assets....................       1.02%*         3.33%*
Portfolio Turnover Rate.................................................        5.2%          27.7%
Net Assets, End of Period (in millions).................................     $  1.3         $  0.3

                                                                                       CLASS B
                                                                         --------------------------------
                                                                         FOR THE PERIOD  FOR THE YEARS ENDED
                                                                             ENDED          DECEMBER 31,
                                                                         JUNE 30, 2007  -----------------
                                                                          (UNAUDITED)      2006     2005(C)
                                                                         -------------- ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $11.39     $10.14     $10.00
                                                                             ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.03 (a)   0.13 (a)   0.10 (a)
Net Realized/Unrealized Gain on Investments.............................       0.85       1.28       0.10
                                                                             ------     ------     ------
Total from Investment Operations........................................       0.88       1.41       0.20
                                                                             ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................         --      (0.12)     (0.06)
Distributions from Net Realized Capital Gains...........................         --      (0.04)        --
                                                                             ------     ------     ------
Total Distributions.....................................................         --      (0.16)     (0.06)
                                                                             ------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $12.27     $11.39     $10.14
                                                                             ======     ======     ======
TOTAL RETURN                                                                   7.73%     13.85%      2.04%
Ratio of Expenses to Average Net Assets.................................       0.75%*     0.80%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.75%*     0.82%      2.59%*
Ratio of Net Investment Income to Average Net Assets....................       0.52%*     1.21%      3.85%*
Portfolio Turnover Rate.................................................        5.2%      27.7%       6.2%
Net Assets, End of Period (in millions).................................     $257.5     $235.3     $ 11.6

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Commencement of operations--10/03/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                    CLASS E
CYCLICAL GROWTH ETF PORTFOLIO                                            -------------------------
                                                                         FOR THE PERIOD FOR THE PERIOD
                                                                             ENDED          ENDED
                                                                         JUNE 30, 2007   DECEMBER 31,
                                                                          (UNAUDITED)      2006(B)
                                                                         -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $11.39         $10.76
                                                                             ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.04 (a)       0.18 (a)
Net Realized/Unrealized Gain on Investments.............................       0.85           0.60
                                                                             ------         ------
Total from Investment Operations........................................       0.89           0.78
                                                                             ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................         --          (0.12)
Distributions from Net Realized Capital Gains...........................         --          (0.03)
                                                                             ------         ------
Total Distributions.....................................................         --          (0.15)
                                                                             ------         ------
NET ASSET VALUE, END OF PERIOD..........................................     $12.28         $11.39
                                                                             ======         ======
TOTAL RETURN                                                                   7.81%          7.15%
Ratio of Expenses to Average Net Assets.................................       0.65%*         0.72%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.65%*         0.77%*
Ratio of Net Investment Income to Average Net Assets....................       0.72%*         2.38%*
Portfolio Turnover Rate.................................................        5.2%          27.7%
Net Assets, End of Period (in millions).................................     $  2.6         $  1.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Cyclical Growth ETF Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                Management Fees
                               earned by Manager
                              for the period ended
Portfolio                        June 30, 2007     % per annum     Average Daily Assets
---------                     -------------------- ----------- ----------------------------

Cyclical Growth ETF Portfolio       $560,073          0.45%    First $300 Million

                                                      0.43%    $300 Million to $600 Million

                                                      0.40%    Over $600 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                        Expenses Deferred in
                                                        ---------------------
                                                          2005    2006   2007
                                 Maximum Expense Ratio  ------- ------- -----
                                 under current Expense  Subject to repayment
                                 Limitation Agreement    until December 31,
                                ----------------------  ---------------------
  Portfolio                     Class A Class B Class E   2010    2011   2012
  ---------                     ------- ------- ------- ------- ------- -----

  Cyclical Growth ETF Portfolio  0.55%   0.80%   0.70%  $32,115 $40,875  $--

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                                                                                           Income earned
                                                                                          from affiliates
                         Number of                                           Number of      during the
                      shares, held at  Shares purchased     Shares sold    shares held at  period ended
Security Description December 31, 2006 during the period during the period June 30, 2007   June 30, 2007
-------------------- ----------------- ----------------- ----------------- -------------- ---------------

Metropolitan Series
  Fund Inc.:
  BlackRock Money
  Market Portfolio        373,669           212,916           148,767         437,818         $10,411

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                    Shares Issued
                                                       Through                Net Increase
                              Beginning    Shares     Dividend      Shares     in Shares     Ending
                               Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                              ---------- ---------- ------------- ----------- ------------ ----------

Cyclical Growth ETF Portfolio

 Class A

 06/30/2007                       23,516     85,905         --        (6,441)      79,464     102,980
 05/01/2006-12/31/2006                --     25,933        295        (2,712)      23,516      23,516

 Class B

 06/30/2007                   20,666,125  1,453,939         --    (1,135,266)     318,673  20,984,798
 12/31/2006                    1,139,989 20,602,852    272,650    (1,349,366)  19,526,136  20,666,125

 Class E

 06/30/2007                      107,303    152,806         --       (48,353)     104,453     211,756
 05/01/2006-12/31/2006                --    118,978      1,278       (12,953)     107,303     107,303

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                        Purchases                        Sales
                              ------------------------------ ------------------------------
                              U.S. Government Non-Government U.S. Government Non-Government
                              --------------- -------------- --------------- --------------

Cyclical Growth ETF Portfolio       $--        $18,727,530         $--        $12,677,093

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal       Gross         Gross          Net
                               Income Tax   Unrealized    Unrealized    Unrealized
Portfolio                         Cost     Appreciation (Depreciation) Appreciation
---------                     ------------ ------------ -------------- ------------

Cyclical Growth ETF Portfolio $223,069,803 $39,486,603       $--       $39,486,603

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                            Value of    Value of
                                           Securities  Collateral
                                           ----------- -----------

             Cyclical Growth ETF Portfolio $63,441,243 $64,792,543

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                Ordinary Income   Long-Term Capital Gain       Total
                               ------------------ ---------------------- ------------------
                                  2006     2005   2006        2005          2006     2005
                                  ----     ----   ----        ----       ---------- -------

 Cyclical Growth ETF Portfolio $3,106,558 $71,487 $--         $--        $3,106,558 $79,801

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                              Undistributed Undistributed     Net
                                Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                 Income         Gain      Appreciation   and Deferrals       Total
-                             ------------- ------------- ------------ ------------------ -----------

Cyclical Growth ETF Portfolio    $2,256          $--      $21,981,258         $--         $21,983,514

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was not the owner of record of 5% or more of the total outstanding shares of any Underlying Portfolios.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Dreman Small-Cap
                                Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/07
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


DREMAN SMALL-CAP VALUE PORTFOLIO

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. The Russell 3000(R) Index/1/, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. The Small Cap Russell 2000(R) Index/2/ returned 6.45%. Within all capitalization categories, using the Russell growth and value indices for measurement, growth stocks performed better than value stocks.

During the six month period ending June 30, 2007, the Portfolio returned 8.52%; while the benchmark (the Russell 2000 Value Index/3/) returned 3.80%, outperforming the Index by 497 basis points.

An important factor in the fund's strong performance was not owning some of the worst performing issues in the financials sector, particularly mortgage companies and real estate investment trusts. An underweight position in banks was also positive. Holdings in the information technology sector contributed to performance, particularly communications equipment manufacturers CommScope, Inc. and Anixter International Inc. As in past periods, energy holdings contributed to performance, especially Atwood Oceanics, Inc., Superior Energy Services, Inc., Uranium Resources PLC, and OMI Corp., a marine shipper or petroleum products that agreed to be acquired.

The major detractor from performance was not having a significant position in the materials sector, which performed very well. At this late stage of an economic expansion, we have difficulty finding good values among these highly cyclical stocks. However, a position in Uranium Resources Plc, a uranium exploration and development company focused in southern Tanzania, contributed to performance.

Messrs. David N. Dreman, E. Clifton Hoover Jr., and Mark Roach have served as the day-to-day portfolio managers of the portion of the Portfolio's assets allocated to Dreman. Mr. Dreman has been part of the management team since the Portfolio's inception in 2005.
Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC. Mr. Hoover has been a Managing Director of Large and Small Cap products, and the co-Chief Investment Officer of Dreman Value Management since December 2006.
Mr. Roach joined DVM in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 CommScope, Inc.                       1.46%
                 ----------------------------------------------
                 Nash Finch Co.                        1.38%
                 ----------------------------------------------
                 Parallel Petroleum Corp.              1.37%
                 ----------------------------------------------
                 General Cable Corp.                   1.32%
                 ----------------------------------------------
                 Barnes Group, Inc.                    1.28%
                 ----------------------------------------------
                 Hornbeck Offshore Services, Inc.      1.21%
                 ----------------------------------------------
                 Myers Industrials, Inc.               1.19%
                 ----------------------------------------------
                 Sanderson Farms, Inc.                 1.19%
                 ----------------------------------------------
                 BE Aerospace, Inc.                    1.18%
                 ----------------------------------------------
                 Central European Distribution Corp.   1.18%
                 ----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

 LOGO

--------
/1/ The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the total investable U.S. equity market. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/07
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                  DREMAN SMALL-CAP VALUE PORTFOLIO MANAGED BY
        DREMAN VALUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

               Dreman Small Cap Value Portfolio     Russell 2000(R) Value Index
               --------------------------------     ---------------------------
  5/2/2005                 $10,000                           $10,000
12/31/2005                  11,355                            11,498
12/31/2006                  14,107                            14,199
 6/30/2007                  15,309                            14,738



    --------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the period ended 6/30/07)
    --------------------------------------------------------------
                                   1 Year    Since Inception/3/
    --------------------------------------------------------------
    Dreman Small-Cap Value
--  Portfolio--Class A             20.22%         21.74%
    --------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ 16.05%         19.60%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividend and capital gains distributions.

/3/Inception of Class A shares is 05/02/2005. Index returns are based on an inception date of 4/30/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
DREMAN SMALL-CAP VALUE PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,085.20       $4.65
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ---------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ---------------------------------------------------------------------------

    COMMON STOCKS - 90.5%
    AEROSPACE & DEFENSE - 5.2%
    Aeroflex, Inc.*(a)................................  91,600 $   1,297,972
    Armor Holdings, Inc.*.............................  18,800     1,633,156
    BE Aerospace, Inc.*(a)............................  42,550     1,757,315
    Curtiss-Wright Corp.(a)...........................  35,850     1,670,968
    DRS Technologies, Inc.(a).........................  23,450     1,342,982
                                                               -------------
                                                                   7,702,393
                                                               -------------
    AIR FREIGHT & LOGISTICS - 0.9%
    ABX Air, Inc.*(a)................................. 161,600     1,302,496
                                                               -------------
    AIRLINES - 0.6%
    Alaska Air Group, Inc.*(a)........................  32,600       908,236
                                                               -------------
    BANKS - 7.5%
    Boston Private Financial Holdings, Inc.(a)........  45,950     1,234,677
    Chittenden Corp.(a)...............................  43,350     1,515,082
    Citizens Banking Corp.(a).........................  56,400     1,032,120
    City Holding Co.(a)...............................  32,900     1,261,057
    Columbia Banking System, Inc.(a)..................  39,700     1,161,225
    FirstMerit Corp.(a)...............................  56,400     1,180,452
    MB Financial, Inc.(a).............................  37,600     1,306,224
    Sterling Financial Corp. of Spokane(a)............  41,600     1,203,904
    UCBH Holdings, Inc.(a)............................  72,250     1,320,007
                                                               -------------
                                                                  11,214,748
                                                               -------------
    BUILDING PRODUCTS - 1.9%
    Lennox International, Inc.(a).....................  40,900     1,400,007
    NCI Building Systems, Inc.*(a)....................  27,500     1,356,575
                                                               -------------
                                                                   2,756,582
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 3.4%
    Ennis, Inc.(a)....................................  50,300     1,183,056
    Fair Isaac Corp.(a)...............................  33,950     1,362,074
    Kelly Services, Inc...............................  41,300     1,134,098
    Nobel Learning Communities, Inc.*.................   8,078       117,777
    Pediatrix Medical Group, Inc.*....................  23,900     1,318,085
                                                               -------------
                                                                   5,115,090
                                                               -------------
    COMMUNICATIONS EQUIPMENT & SERVICES - 2.6%
    Arris Group, Inc.*(a).............................  93,850     1,650,822
    CommScope, Inc.*..................................  37,250     2,173,537
                                                               -------------
                                                                   3,824,359
                                                               -------------
    CONTAINERS & PACKAGING - 1.2%
    Myers Industrials, Inc.(a)........................  80,300     1,775,433
                                                               -------------
    ELECTRIC UTILITIES - 2.5%
    Allete, Inc.......................................  26,850     1,263,293
    IDACORP, Inc.(a)..................................  39,700     1,271,988
    Integrys Energy Group, Inc.(a)....................  24,200     1,227,666
                                                               -------------
                                                                   3,762,947
                                                               -------------
    ------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
    Anixter International, Inc.*(a)...................  20,300 $   1,526,763
    General Cable Corp.*(a)...........................  26,050     1,973,287
    Park Electrochemical Corp.(a).....................   8,300       233,894
    Regal-Beloit Corp.(a).............................  29,250     1,361,295
    Tektronix, Inc....................................  16,800       566,832
    Varian, Inc.*(a)..................................  22,800     1,250,124
                                                               -------------
                                                                   6,912,195
                                                               -------------
    ENERGY EQUIPMENT & SERVICES - 2.2%
    Hercules Offshore, Inc.*(a).......................  45,250     1,465,195
    Hornbeck Offshore Services, Inc.*(a)..............  46,650     1,808,154
                                                               -------------
                                                                   3,273,349
                                                               -------------
    FINANCIAL - DIVERSIFIED - 3.5%
    ASTA Funding, Inc.(a).............................  37,250     1,431,517
    Financial Federal Corp.(a)........................  50,650     1,510,383
    Friedman, Billings, Ramsey Group, Inc............. 140,300       766,038
    Waddell & Reed Financial, Inc. - Class A(a).......  57,800     1,503,378
                                                               -------------
                                                                   5,211,316
                                                               -------------
    FOOD & DRUG RETAILING - 4.3%
    Central European Distribution Corp.*(a)...........  50,650     1,753,503
    Nash Finch Co.(a).................................  41,600     2,059,200
    Ruddick Corp.(a)..................................  44,400     1,337,328
    Weis Markets, Inc.(a).............................  29,950     1,213,274
                                                               -------------
                                                                   6,363,305
                                                               -------------
    FOOD PRODUCTS - 5.0%
    Del Monte Foods Co................................ 116,100     1,411,776
    J.M. Smucker Co. (The)............................  25,600     1,629,696
    Pilgrim's Pride Corp..............................  39,000     1,488,630
    Ralcorp Holdings, Inc.*...........................  22,100     1,181,245
    Sanderson Farms, Inc.(a)..........................  39,350     1,771,537
                                                               -------------
                                                                   7,482,884
                                                               -------------
    HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
    Cooper Cos., Inc. (The)(a)........................  27,850     1,484,962
    Syneron Medical, Ltd.*(a).........................  50,000     1,247,500
                                                               -------------
                                                                   2,732,462
                                                               -------------
    HEALTH CARE PROVIDERS & SERVICES - 4.5%
    Amedisys, Inc.*(a)................................  39,350     1,429,585
    Amsurg Corp.*(a)..................................  53,800     1,298,732
    Healthspring, Inc.*...............................  59,100     1,126,446
    LifePoint Hospitals, Inc.*(a).....................  35,700     1,380,876
    Option Care, Inc.(a)..............................  94,750     1,459,150
                                                               -------------
                                                                   6,694,789
                                                               -------------
    HOTELS, RESTAURANTS & LEISURE - 0.7%
    Ruby Tuesday, Inc.(a).............................  40,900     1,076,897
                                                               -------------
    HOUSEHOLD DURABLES - 0.8%
    HNI Corp.(a)......................................  27,500     1,127,500
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ---------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ---------------------------------------------------------------------------

    INSURANCE - 6.6%
    Argonaut Group, Inc.(a)...........................  38,350 $   1,196,904
    Endurance Specialty Holdings, Ltd.................  38,350     1,535,534
    Hanover Insurance Group, Inc. (The)...............  29,250     1,427,107
    IPC Holdings, Ltd.(a).............................  45,950     1,483,725
    Platinum Underwriters Holdings, Ltd.(a)...........  40,550     1,409,113
    Safety Insurance Group, Inc.(a)...................  33,600     1,391,040
    United Fire & Casualty Co.(a).....................  39,000     1,379,820
                                                               -------------
                                                                   9,823,243
                                                               -------------
    LEISURE EQUIPMENT & PRODUCTS - 1.0%
    K2, Inc.*(a)...................................... 102,400     1,555,456
                                                               -------------
    MACHINERY - 2.3%
    Barnes Group, Inc.(a).............................  60,100     1,903,968
    Kennametal, Inc...................................  19,250     1,579,078
                                                               -------------
                                                                   3,483,046
                                                               -------------
    METALS & MINING - 2.7%
    Iamgold Corp...................................... 171,000     1,309,860
    RTI International Metals, Inc.*...................  15,500     1,168,235
    Uranium Resources, Inc.*(a)....................... 144,829     1,597,464
                                                               -------------
                                                                   4,075,559
                                                               -------------
    OIL & GAS - 7.8%
    Atwood Oceanics, Inc.*(a).........................  24,900     1,708,638
    Delta Petroleum Corp.*(a).........................  70,850     1,422,668
    Parallel Petroleum Corp.*(a)......................  92,950     2,035,605
    Petrohawk Energy Corp.*(a)........................ 105,500     1,673,230
    Petroquest Energy, Inc.*(a)....................... 120,500     1,752,070
    St. Mary Land & Exploration Co.(a)................  37,600     1,376,912
    Superior Energy Services, Inc.*(a)................  41,300     1,648,696
                                                               -------------
                                                                  11,617,819
                                                               -------------
    PERSONAL PRODUCTS - 1.1%
    Helen of Troy, Ltd.*(a)...........................  59,350     1,602,450
                                                               -------------
    PHARMACEUTICALS - 1.1%
    Axcan Pharma, Inc.*(a)............................  80,600     1,557,998
                                                               -------------
    REAL ESTATE - 3.3%
    American Financial Realty Trust (REIT)(a)......... 120,500     1,243,560
    Ashford Hospitality Trust, Inc. (REIT)(a).........  99,750     1,173,060
    Highland Hospitality Corp. (REIT).................  70,850     1,360,320
    Medical Properties Trust, Inc. (REIT)(a)..........  87,950     1,163,579
                                                               -------------
                                                                   4,940,519
                                                               -------------
    RETAIL - SPECIALTY - 3.6%
    Hanesbrands, Inc.*(a).............................  52,800     1,427,184
    Men's Wearhouse, Inc. (The).......................  27,500     1,404,425
    Penske Automotive Group, Inc......................  61,100     1,300,819
    Regis Corp.(a)....................................  32,200     1,231,650
                                                               -------------
                                                                   5,364,078
                                                               -------------
    ROAD & RAIL - 0.9%
    GATX Corp.(a).....................................  28,550     1,406,088
                                                               -------------
  ----------------------------------------------------------------------------
                                                     SHARES/PAR     VALUE
  SECURITY DESCRIPTION                                 AMOUNT      (NOTE 2)
  ----------------------------------------------------------------------------

  SOFTWARE - 1.9%
  Jack Henry & Associates, Inc.(a)..................      56,750 $   1,461,313
  Stec, Inc.*(a)....................................     218,300     1,403,669
                                                                 -------------
                                                                     2,864,982
                                                                 -------------
  TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
  Alaska Communications Systems Group, Inc.(a)......      86,050     1,363,032
  Iowa Telecommunications Services, Inc.(a).........      66,500     1,511,545
                                                                 -------------
                                                                     2,874,577
                                                                 -------------
  TEXTILES, APPAREL & LUXURY GOODS - 1.0%
  Stride Rite Corp.(a)..............................      73,200     1,483,032
                                                                 -------------
  TOBACCO - 1.1%
  Vector Group, Ltd.(a).............................      70,500     1,588,365
                                                                 -------------
  TRADING COMPANIES & DISTRIBUTORS - 1.0%
  Mueller Water Products, Inc.(a)...................      88,600     1,511,516
                                                                 -------------
  Total Common Stocks (Cost $121,889,968)                          134,985,709
                                                                 -------------

  SHORT-TERM INVESTMENT - 9.4%
  State Street Bank & Trust Co., Repurchase
    Agreement dated 06/29/07 at 3.400% to be
    repurchased at $13,932,947 on 07/02/07
    collateralized by $14,230,000 FNMA at 2.115%
    due 07/03/07 with a value of $14,212,213. (Cost
    - $13,929,000).................................. $13,929,000    13,929,000
                                                                 -------------

  TOTAL INVESTMENTS - 99.9% (Cost $135,818,968)                    148,914,709

  Other Assets and Liabilities (net) - 0.1%                            186,998
                                                                 -------------

  TOTAL NET ASSETS - 100.0%                                      $ 149,101,707
                                                                 =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $37,264,133 and the collateral received consisted of cash in the amount of $38,202,344 and securities in the amount of $3,928.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

DREMAN SMALL-CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $134,985,709
   Repurchase Agreement                                                    13,929,000
   Cash                                                                         1,397
   Collateral for securities on loan                                       38,206,272
   Receivable for Trust shares sold                                           435,942
   Dividends receivable                                                       231,980
   Interest receivable                                                          2,631
                                                                         ------------
     Total assets                                                         187,792,931
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    177,966
     Trust shares redeemed                                                    128,852
     Collateral for securities on loan                                     38,206,272
     Investment advisory fee payable (Note 3)                                  94,222
     Administration fee payable                                                 2,042
     Custodian and accounting fees payable                                     41,716
   Accrued expenses                                                            40,154
                                                                         ------------
     Total liabilities                                                     38,691,224
                                                                         ------------
NET ASSETS                                                               $149,101,707
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $133,132,888
   Accumulated net realized gain                                            2,432,614
   Unrealized appreciation on investments                                  13,095,741
   Undistributed net investment income                                        440,464
                                                                         ------------
     Total                                                               $149,101,707
                                                                         ============
NET ASSETS
   Class A                                                               $149,101,707
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 10,027,680
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.87
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $121,889,968

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

DREMAN SMALL-CAP VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $   775,074
   Interest (1)                                                               174,744
                                                                          -----------
       Total investment income                                                949,818
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           455,509
   Administration fees                                                          5,706
   Custody and accounting fees                                                 14,324
   Transfer agent fees                                                          6,665
   Audit                                                                       12,043
   Legal                                                                        7,135
   Trustee fees and expenses                                                    3,994
   Shareholder reporting                                                          807
   Insurance                                                                    2,048
   Other                                                                        1,123
                                                                          -----------
       Total expenses                                                         509,354
                                                                          -----------
   Net investment income                                                      440,464
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                          2,482,656
       Foreign currency                                                            (3)
                                                                          -----------
   Net realized gain on investments and foreign currency                    2,482,653
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          7,100,393
       Foreign currency                                                             3
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             7,100,396
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                     9,583,049
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $10,023,513
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $    21,098

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

DREMAN SMALL-CAP VALUE PORTFOLIO
                                                                               Period Ended   Year Ended
                                                                               June 30, 2007 December 31,
                                                                                (Unaudited)      2006
                                                                               ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                      $    440,464  $   357,024
    Net realized gain on investments and foreign currency                         2,482,653      718,497
    Net change in unrealized appreciation on investments and foreign currency     7,100,396    5,658,126
                                                                               ------------  -----------
    Net increase in net assets resulting from operations                         10,023,513    6,733,647
                                                                               ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                             --     (337,568)
    From net realized gains
     Class A                                                                       (593,783)    (222,249)
                                                                               ------------  -----------
    Net decrease in net assets resulting from distributions                        (593,783)    (559,817)
                                                                               ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                     59,737,651   78,052,408
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                        593,783      559,817
    Cost of shares repurchased
     Class A                                                                     (4,226,325)  (6,551,689)
                                                                               ------------  -----------
    Net increase in net assets from capital share transactions                   56,105,109   72,060,536
                                                                               ------------  -----------
TOTAL INCREASE IN NET ASSETS                                                     65,534,839   78,234,366
    Net assets at beginning of period                                            83,566,868    5,332,502
                                                                               ------------  -----------
    Net assets at end of period                                                $149,101,707  $83,566,868
                                                                               ============  ===========
    Net assets at end of period includes undistributed net investment income   $    440,464  $        --
                                                                               ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                       CLASS A
DREMAN SMALL-CAP VALUE PORTFOLIO                                         --------------------------------
                                                                         FOR THE PERIOD  FOR THE YEARS ENDED
                                                                             ENDED          DECEMBER 31,
                                                                         JUNE 30, 2007  -----------------
                                                                          (UNAUDITED)      2006     2005(B)
                                                                         -------------- ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $13.77     $11.20     $10.00
                                                                             ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.06 (a)   0.13 (a)   0.07 (a)
Net Realized/Unrealized Gain on Investments.............................       1.11       2.57       1.30
                                                                             ------     ------     ------
Total from Investment Operations........................................       1.17       2.70       1.37
                                                                             ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................         --      (0.06)     (0.05)
Distributions from Net Realized Capital Gains...........................      (0.07)     (0.07)     (0.12)
                                                                             ------     ------     ------
Total Distributions.....................................................      (0.07)     (0.13)     (0.17)
                                                                             ------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $14.87     $13.77     $11.20
                                                                             ======     ======     ======
TOTAL RETURN                                                                   8.52%     24.23%     13.56%
Ratio of Expenses to Average Net Assets.................................       0.90%*     1.10%      1.10%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.90%*     1.40%      3.83%*
Ratio of Net Investment Income to Average Net Assets....................       0.78%*     0.99%      0.86%*
Portfolio Turnover Rate.................................................        3.4%      62.0%      55.0%
Net Assets, End of Period (in millions).................................     $149.1     $ 83.6     $  5.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Dreman Small-Cap Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Dreman Value Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                   Management Fees
                                  earned by Manager
                                 for the period ended
Portfolio                           June 30, 2007     % per annum     Average Daily Assets
---------                        -------------------- ----------- ----------------------------

Dreman Small-Cap Value Portfolio       $455,509          0.825%   First $50 Million

                                                          0.80%   $50 Million to $100 Million

                                                         0.775%   $100 Million to $500 Million

                                                          0.75%   $500 Million to $1 Billion

                                                         0.725%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust. State Street Bank and Trust Company provided transfer agency services to the Trust for the period January 1, 2007 through April 30, 2007.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                               Expenses Deferred in
                                                               --------------------
                                                                2006       2007
                                                                 -------   ----
                                       Maximum Expense Ratio
                                       under current Expense   Subject to repayment
                                       Limitation Agreement    until December 31,
                                     -----------------------   --------------------
    Portfolio                        Class A Class B  Class E   2011       2012
    ---------                        ------- -------  -------    -------   ----

    Dreman Small-Cap Value Portfolio   1.10%   1.35%*   1.25%* $37,273     $--

*Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                     Shares Issued
                                                        Through                Net Increase
                                 Beginning  Shares     Dividend      Shares     in Shares     Ending
                                  Shares     Sold    Reinvestment  Repurchased Outstanding    Shares
                                 --------- --------- ------------- ----------- ------------ ----------

Dreman Small-Cap Value Portfolio

 Class A

 06/30/2007                      6,067,821 4,214,389    41,698      (296,228)   3,959,859   10,027,680
 12/31/2006                        476,328 6,056,380    40,605      (505,492)   5,591,493    6,067,821

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                           Purchases                        Sales
-                                ------------------------------ ------------------------------
                                 U.S. Government Non-Government U.S. Government Non-Government
-                                --------------- -------------- --------------- --------------

Dreman Small-Cap Value Portfolio       $--         $4,622,303         $--         $3,607,395

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                   Federal       Gross         Gross
                                  Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                            Cost     Appreciation (Depreciation)  Appreciation
---------                        ------------ ------------ -------------- --------------

Dreman Small-Cap Value Portfolio $135,818,968 $16,202,822   $(3,107,081)   $13,095,741

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                               Value of    Value of
                              Securities  Collateral
                          -   ----------- -----------

                              $37,264,133 $38,206,272

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                                   Long-Term
                                 Ordinary Income  Capital Gain      Total
-                                ---------------- ------------ ----------------
                                   2006    2005    2006   2005   2006    2005
-                                -------- ------- ------- ---- -------- -------

Dreman Small-Cap Value Portfolio $477,589 $76,612 $82,228 $--  $559,817 $76,612

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                 Undistributed Undistributed     Net
                                   Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                    Income         Gain      Appreciation   and Deferrals      Total
-                                ------------- ------------- ------------ ------------------ ----------

Dreman Small-Cap Value Portfolio   $553,513       $64,853     $5,920,721         $--         $6,539,087

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                             Goldman Sachs Mid-Cap
                                Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the six month period ended June 30, 2007, the Goldman Sachs Mid-Cap Value Portfolio Class A shares returned 9.84% versus 8.69% for its benchmark, the Russell Midcap(R) Value Index./1/

MARKET REVIEW

The U.S. equity markets hit new highs during the reporting period. While the equity markets finished the first half of the year in positive territory, concerns related to subprime loans undercut investor optimism as markets closed the quarter on a cautious note. Consistent with recent trends, leveraged buyout and merger and acquisition (M&A) activity remained high as corporate and private buyers sought attractive assets. On the economic front, the Federal Reserve Board kept short-term interest rates steady while bond yields spiked above 5% in June.

PORTFOLIO POSITIONING

During the six-month reporting period, the Goldman Sachs Mid-Cap Value Portfolio generated positive returns and outperformed the returns of the Russell Midcap(R) Value Index. The Portfolio's stocks in the energy and healthcare sectors led performers while its holdings in the technology and financials sectors detracted from results.

In the first six months of the year, a mix of successful stock picking and favorable acquisition activity drove the Portfolio's relative gains. Several of the Portfolio's Energy positions, such as EOG Resources, Inc. (1.4% of the Portfolio) and Range Resources Corp. (3.1%), rebounded from last year's weakness to lead performance year-to-date. We continue to favor Energy companies with a mix of low cost structures, positive reserve trends and disciplined management teams. The Portfolio also benefited from M&A activity as MedImmune (0.0%) was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered a mis-priced company despite its robust pipeline of products. We subsequently sold our stake after the shares rose sharply on the news. Other holdings in the Portfolio that contributed to positive returns included Supervalu, Inc. (2.0%) and PPL Corp. (2.3%).

Several investments offset gains in the portfolio for the six-month reporting period. In technology, shares of Seagate Technology (1.1%) declined as the company faced aggressive competition and pricing pressures. While we managed to avoid many of the sharp losses in the homebuilders sector, Lennar Corp. (0.6%) was still hit by housing concerns. We think this turnaround story is still attractive over the long term, but reduced the position to reflect near term uncertainty. Elsewhere, KeyCorp (1.9%) and Webster Financial Corp.
--------
/1/ The Russell Midcap(R) Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) Index is the Standard & Poor's 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
(1.2%) both experienced weakness as both companies lowered their near term outlooks. We continue to view both stocks as attractive opportunities.

OUTLOOK

Many of our Portfolio's best performing stocks in 2007 have been companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into the second half, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will continue to see a healthy flow of private equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981-1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The Portfolio invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

This material is being provided at your specific request for informational purposes only. Although every effort has been made to accurately reflect the information contained herein, Goldman Sachs Asset Management, L.P. (together with its affiliates, "GSAM") reserves the right to correct any errors or omissions and does not make any representation or warranty (express or implied) as to the accuracy, completeness or fairness of the information contained herein.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Range Resources Corp.         3.07%
                     --------------------------------------
                     Williams Cos., Inc. (The)     2.89%
                     --------------------------------------
                     Entergy Corp.                 2.83%
                     --------------------------------------
                     PPL Corp.                     2.30%
                     --------------------------------------
                     Johnson Controls, Inc.        2.04%
                     --------------------------------------
                     Ambac Financial Group, Inc.   2.02%
                     --------------------------------------
                     SUPERVALU, Inc.               2.02%
                     --------------------------------------
                     Keycorp                       1.93%
                     --------------------------------------
                     Amphenol Corp.--Class A       1.87%
                     --------------------------------------
                     Edison International          1.75%
                     --------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Financials                    27.8%
Utilities                     13.4%
Industrials                   12.9%
Energy                        11.1%
Non-Cyclical                  10.8%
Cyclical                       8.2%
Technology                     6.2%
Communications                 5.4%
Basic Materials                4.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
   GOLDMAN SACHS ASSET MANAGEMENT, L.P. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Goldman Sachs
                    Mid-Cap Value
                    Portfolio-Class A          Russell Midcap(R)
                              Class B            Value Index/1/
                  ----------------------         --------------
 4/30/2004            $10,000                      $10,000
12/31/2004             12,098                       12,262
12/31/2005             13,613                       13,813
12/31/2006             15,750                       16,605
 6/30/2007             17,270                       18,048


    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
--  Goldman Sachs Mid-Cap Value
    Portfolio--Class A               21.74% 17.85%      19.08%
            Class B                  21.36% 17.55%      18.79%
    -----------------------------------------------------------------
- - Russell Midcap(R) Value Index/1/ 22.09% 19.32%      20.50%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value(R) Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,098.40       $3.85
  Hypothetical (5% return before expenses)     1,000.00      1,021.12        3.71
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,096.50       $5.15
  Hypothetical (5% return before expenses)     1,000.00      1,019.89        4.96
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.2%
           AEROSPACE & DEFENSE - 1.8%
           Alliant Techsystems, Inc.*..........  27,802 $   2,756,568
           Rockwell Collins, Inc............... 101,149     7,145,166
                                                        -------------
                                                            9,901,734
                                                        -------------
           AIR FREIGHT & LOGISTICS - 0.3%
           Ryder System, Inc...................  25,860     1,391,268
                                                        -------------
           AIRLINES - 0.4%
           Southwest Airlines Co............... 151,350     2,256,629
                                                        -------------
           AUTO COMPONENTS - 3.1%
           Autoliv, Inc........................   3,386       192,562
           Goodyear Tire & Rubber Co. (The)*(a)  86,000     2,989,360
           Johnson Controls, Inc...............  97,325    11,267,315
           Tenneco Automotive, Inc.*...........  75,980     2,662,339
                                                        -------------
                                                           17,111,576
                                                        -------------
           AUTOMOBILES - 0.9%
           Avis Budget Group, Inc.*............  47,640     1,354,405
           Ford Motor Co.(a)................... 378,980     3,569,992
                                                        -------------
                                                            4,924,397
                                                        -------------
           BANKS - 8.0%
           Astoria Financial Corp..............  31,510       789,010
           Commerce Bancorp, Inc.(a)...........  96,330     3,563,247
           Commerce Bancshares, Inc.(a)........  72,379     3,278,769
           First Horizon National Corp.(a).....  67,790     2,643,810
           Hudson City Bancorp, Inc.(a)........ 184,918     2,259,698
           Keycorp(a).......................... 311,896    10,707,390
           M&T Bank Corp.......................  39,416     4,213,570
           Northern Trust Corp................. 114,714     7,369,227
           Webster Financial Corp.............. 160,834     6,862,787
           Zions Bancorporation................  35,197     2,707,001
                                                        -------------
                                                           44,394,509
                                                        -------------
           BEVERAGES - 0.6%
           Coca-Cola Enterprises, Inc..........  84,310     2,023,440
           Pepsi Bottling Group, Inc...........  38,906     1,310,354
                                                        -------------
                                                            3,333,794
                                                        -------------
           BUILDING PRODUCTS - 1.1%
           American Standard Cos., Inc.........  60,541     3,570,708
           Lennox International, Inc...........  70,940     2,428,276
                                                        -------------
                                                            5,998,984
                                                        -------------
           CHEMICALS - 2.6%
           Air Products & Chemicals, Inc.......  32,852     2,640,315
           Airgas, Inc.........................  94,669     4,534,645
           Albemarle Corp......................  35,261     1,358,606
           Celanese Corp.......................  63,621     2,467,223
           Chemtura Corp....................... 317,444     3,526,803
                                                        -------------
                                                           14,527,592
                                                        -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMERCIAL SERVICES & SUPPLIES - 5.5%
          Allied Waste Industries, Inc.*(a).... 618,075 $   8,319,289
          CheckFree Corp.*(a).................. 103,230     4,149,846
          ChoicePoint, Inc.*...................  65,123     2,764,471
          Domtar Corp.*........................ 247,250     2,759,310
          H&R Block, Inc.(a)................... 305,369     7,136,474
          Pitney Bowes, Inc....................  23,360     1,093,715
          Republic Services, Inc............... 136,095     4,169,951
                                                        -------------
                                                           30,393,056
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.3%
          SanDisk Corp.*.......................  24,060     1,177,496
          Seagate Technology................... 276,941     6,029,006
                                                        -------------
                                                            7,206,502
                                                        -------------
          ELECTRIC UTILITIES - 12.7%
          American Electric Power Co., Inc.....  72,550     3,267,652
          CMS Energy Corp.(a)..................  91,136     1,567,539
          Constellation Energy Group, Inc......  17,510     1,526,347
          DPL, Inc.(a)......................... 308,793     8,751,193
          Edison International................. 172,649     9,689,062
          Entergy Corp......................... 146,035    15,676,857
          FirstEnergy Corp.....................  94,059     6,088,439
          PG&E Corp............................ 159,994     7,247,728
          PPL Corp............................. 271,529    12,704,842
          Wisconsin Energy Corp................  88,781     3,926,784
                                                        -------------
                                                           70,446,443
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.5%
          Amphenol Corp. - Class A............. 290,846    10,368,660
          Cooper Industries, Ltd. - Class A.... 131,304     7,496,145
          PerkinElmer, Inc..................... 166,712     4,344,515
          Xerox Corp.*......................... 144,370     2,667,958
                                                        -------------
                                                           24,877,278
                                                        -------------
          ENERGY EQUIPMENT & SERVICES - 1.1%
          Smith International, Inc.............  61,650     3,615,156
          W-H Energy Services, Inc.*(a)........  42,554     2,634,518
                                                        -------------
                                                            6,249,674
                                                        -------------
          FINANCIAL - DIVERSIFIED - 3.1%
          Bear Stearns Cos., Inc...............  50,016     7,002,240
          CIT Group, Inc....................... 108,140     5,929,316
          E*TRADE Financial Corp.*.............  63,368     1,399,799
          Lazard, Ltd. - Class A(a)............  35,907     1,616,893
          Nuveen Investments, Inc. - Class A(a)  21,780     1,353,627
                                                        -------------
                                                           17,301,875
                                                        -------------
          FOOD & DRUG RETAILING - 2.6%
          Safeway, Inc......................... 101,690     3,460,511
          SUPERVALU, Inc....................... 241,199    11,172,337
                                                        -------------
                                                           14,632,848
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        -------------------------------------------------------------------

        FOOD PRODUCTS - 0.2%
        Smithfield Foods, Inc.*(a)..............    36,037 $   1,109,579
                                                           -------------
        GAS UTILITIES - 0.2%
        AGL Resources, Inc......................    28,486     1,153,113
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES -1.3%
        IMS Health, Inc.........................   215,573     6,926,360
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.9%
        Coventry Health Care, Inc.*.............    33,128     1,909,829
        Health Net, Inc.*.......................    56,579     2,987,371
                                                           -------------
                                                               4,897,200
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.5%
        Boyd Gaming Corp........................    60,080     2,955,335
                                                           -------------
        HOUSEHOLD DURABLES - 1.9%
        Lennar Corp. - Class A(a)...............    85,897     3,140,394
        Newell Rubbermaid, Inc..................   257,352     7,573,870
                                                           -------------
                                                              10,714,264
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.3%
        Clorox Co...............................   126,610     7,862,481
        Fortune Brands, Inc.....................    57,110     4,704,151
                                                           -------------
                                                              12,566,632
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 0.5%
        Reynolds American, Inc.(a)..............    41,698     2,718,710
                                                           -------------
        INSURANCE - 7.6%
        Ambac Financial Group, Inc..............   128,503    11,204,177
        Assurant, Inc...........................    69,172     4,075,614
        Everest Reinsurance Group, Ltd..........    67,611     7,345,259
        MGIC Investment Corp.(a)................    38,526     2,190,588
        PartnerRe, Ltd.(a)......................    67,899     5,262,173
        Philadelphia Consolidated Holding Corp.*    26,640     1,113,552
        PMI Group, Inc. (The)...................    48,764     2,178,288
        Radian Group, Inc.......................    21,428     1,157,112
        RenaissanceRe Holdings, Ltd.(a).........    41,487     2,571,779
        UnumProvident Corp......................   101,956     2,662,071
        XL Capital, Ltd. - Class A..............    30,100     2,537,129
                                                           -------------
                                                              42,297,742
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 0.5%
        Monster Worldwide, Inc.*................    66,550     2,735,205
                                                           -------------
        IT CONSULTING & SERVICES - 0.6%
        BearingPoint, Inc.*(a)..................   415,560     3,037,744
                                                           -------------
        MACHINERY - 1.3%
        Eaton Corp..............................    44,290     4,118,970
        Joy Global, Inc.........................    54,470     3,177,235
                                                           -------------
                                                               7,296,205
                                                           -------------
        MEDIA - 0.8%
        Charter Communications, Inc.*(a)........ 1,020,878     4,134,556
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        METALS & MINING - 1.7%
        Commercial Metals Co...................... 117,942 $   3,982,902
        United States Steel Corp..................  50,655     5,508,731
                                                           -------------
                                                               9,491,633
                                                           -------------
        MULTI-UTILITIES - 0.1%
        SCANA Corp.(a)............................  14,980       573,584
                                                           -------------
        OIL & GAS - 9.8%
        EOG Resources, Inc........................ 107,753     7,872,434
        Hess Corp.................................  66,700     3,932,632
        Range Resources Corp...................... 454,773    17,013,058
        Teekay Shipping Corp.(a)..................  13,990       810,161
        Ultra Petroleum Corp.*....................  96,874     5,351,320
        Weatherford International, Ltd.*..........  59,810     3,303,904
        Williams Cos., Inc. (The)................. 506,635    16,019,799
                                                           -------------
                                                              54,303,308
                                                           -------------
        REAL ESTATE - 8.2%
        Apartment Investment & Management Co.
          (REIT) - Class A........................ 163,257     8,231,418
        Brandywine Realty Trust (REIT)(a)......... 121,048     3,459,552
        DCT Industrial Trust Inc. (REIT)(a)....... 251,300     2,703,988
        Developers Diversified Realty Corp. (REIT)  47,296     2,492,972
        Equity Residential (REIT).................  45,221     2,063,434
        Highwoods Properties, Inc. (REIT)(a)...... 145,529     5,457,337
        Liberty Property Trust (REIT)(a).......... 127,592     5,605,117
        Mack-Cali Realty Corp. (REIT).............  90,930     3,954,546
        Pennsylvania Real Estate Investment Trust
          (REIT).................................. 125,176     5,549,052
        Vornado Realty Trust (REIT)...............  50,810     5,580,970
                                                           -------------
                                                              45,098,386
                                                           -------------
        RETAIL - MULTILINE - 0.7%
        J.C. Penney Co., Inc......................  50,700     3,669,666
                                                           -------------
        RETAIL - SPECIALTY - 0.7%
        Ross Stores, Inc..........................  72,651     2,237,651
        Williams-Sonoma, Inc.(a)..................  48,805     1,541,262
                                                           -------------
                                                               3,778,913
                                                           -------------
        ROAD & RAIL - 1.0%
        Landstar System, Inc......................  45,440     2,192,480
        Norfolk Southern Corp.....................  60,015     3,154,989
                                                           -------------
                                                               5,347,469
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
        LSI Logic Corp.*(a)....................... 201,662     1,514,482
        National Semiconductor Corp...............  49,870     1,409,825
        Tessera Technologies, Inc.*(a)............  89,948     3,647,391
                                                           -------------
                                                               6,571,698
                                                           -------------
        SOFTWARE - 1.6%
        Activision, Inc.*......................... 486,899     9,090,404
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


              -------------------------------------------------------
              SECURITY                                  VALUE
              DESCRIPTION                    SHARES    (NOTE 2)
              -------------------------------------------------------

              TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.0%
              Cincinnati Bell, Inc.*........ 367,910 $   2,126,520
              Embarq Corp................... 137,337     8,703,045
              Qwest Communications
                International, Inc.*(a)..... 580,560     5,631,432
                                                     -------------
                                                        16,460,997
                                                     -------------
              TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
              MetroPCS Communications, Inc.* 122,160     4,036,166
                                                     -------------
              TOBACCO - 0.3%
              Loews Corp. - Carolina Group..  24,610     1,901,616
                                                     -------------
              Total Common Stocks
                (Cost $474,379,349).........           537,814,644
                                                     -------------

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENT - 2.1%
       State Street Bank & Trust Co., Repurchase
         Agreement dated 06/29/07 at 3.400% to
         be repurchased at $11,681,309 on
         07/02/07 collateralized by $12,725,000
         FNMA at 4.375% due 10/15/15 with a
         value of $11,913,781.
         (Cost - $11,678,000)................... $11,678,000 $ 11,678,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $486,057,349)                                    549,492,644

       Other Assets and Liabilities (net) - 0.7%                4,059,623
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $553,552,267
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $77,726,448 and the collateral received consisted of cash in the amount of $79,199,324 and securities in the amount of $503,507.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust



                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                    $537,814,644
   Repurchase Agreement                                 11,678,000
   Cash                                                        464
   Collateral for securities on loan                    79,702,831
   Receivable for investments sold                      17,784,445
   Receivable for Trust shares sold                        679,559
   Dividends receivable                                    636,934
   Interest receivable                                       1,103
                                                      ------------
      Total assets                                     648,297,980
                                                      ------------
LIABILITIES
   Payables for:
      Investments purchased                             14,501,023
      Trust shares redeemed                                 55,821
      Distribution and services fees - Class B              46,009
      Collateral for securities on loan                 79,702,831
      Investment advisory fee payable (Note 3)             326,238
      Administration fee payable                             6,281
      Custodian and accounting fees payable                 68,730
   Accrued expenses                                         38,780
                                                      ------------
      Total liabilities                                 94,745,713
                                                      ------------
NET ASSETS                                            $553,552,267
                                                      ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                    $450,338,196
   Accumulated net realized gain                        36,392,495
   Unrealized appreciation on investments               63,435,295
   Undistributed net investment income                   3,386,281
                                                      ------------
      Total                                           $553,552,267
                                                      ============
NET ASSETS
   Class A                                            $330,590,084
                                                      ============
   Class B                                             222,962,183
                                                      ============
CAPITAL SHARES OUTSTANDING
   Class A                                              22,929,848
                                                      ============
   Class B                                              15,490,516
                                                      ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                            $      14.42
                                                      ============
   Class B                                                   14.39
                                                      ============

------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements $474,379,349

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 4,307,367
   Interest (2)                                                               248,698
                                                                          -----------
       Total investment income                                              4,556,065
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         1,835,045
   Administration fees                                                         19,515
   Custody and accounting fees                                                 17,306
   Distribution fee--Class B                                                  260,685
   Transfer agent fees                                                          7,093
   Audit                                                                       12,047
   Legal                                                                        7,494
   Trustee fees and expenses                                                    4,915
   Shareholder reporting                                                       14,257
   Insurance                                                                    3,178
   Other                                                                          809
                                                                          -----------
       Total expenses                                                       2,182,344
       Less broker commission recapture                                       (25,238)
                                                                          -----------
   Net expenses                                                             2,157,106
                                                                          -----------
   Net investment income                                                    2,398,959
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS :
   Net realized gain on:
       Investments                                                         37,597,737
                                                                          -----------
   Net realized gain on investments                                        37,597,737
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          6,907,571
                                                                          -----------
   Net change in unrealized appreciation on investments                     6,907,571
                                                                          -----------
   Net realized and change in unrealized gain on investments               44,505,308
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $46,904,267
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $       440
(2)Interest income includes securities lending income of:                      33,798

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
                                                                              Period Ended    Year Ended
                                                                              June 30, 2007  December 31,
                                                                               (Unaudited)       2006
                                                                              ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $  2,398,959  $   4,078,700
    Net realized gain on investments and futures contracts                      37,597,737     43,867,229
    Net change in unrealized appreciation on investments                         6,907,571     19,185,634
                                                                              ------------  -------------
    Net increase in net assets resulting from operations                        46,904,267     67,131,563
                                                                              ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                    (2,067,602)            --
     Class B                                                                    (1,022,440)            --
    From net realized gains
     Class A                                                                   (26,702,483)    (2,754,489)
     Class B                                                                   (18,540,137)    (1,319,310)
                                                                              ------------  -------------
    Net decrease in net assets resulting from distributions                    (48,332,662)    (4,073,799)
                                                                              ------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                    43,378,445     88,625,938
     Class B                                                                    34,345,363     49,714,087
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                    28,770,085      2,754,489
     Class B                                                                    19,562,577      1,319,310
    Cost of shares repurchased
     Class A                                                                   (18,682,234)  (138,418,953)
     Class B                                                                   (22,990,810)   (18,565,085)
                                                                              ------------  -------------
    Net increase (decrease) in net assets from capital share transactions       84,383,426    (14,570,214)
                                                                              ------------  -------------
TOTAL INCREASE IN NET ASSETS                                                    82,955,031     48,487,550
    Net assets at beginning of period                                          470,597,236    422,109,686
                                                                              ------------  -------------
    Net assets at end of period                                               $553,552,267  $ 470,597,236
                                                                              ============  =============
    Net assets at end of period includes undistributed net investment income  $  3,386,281  $   4,077,364
                                                                              ============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                CLASS A
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO                                       -------------------------------------------
                                                                            FOR THE PERIOD
                                                                                ENDED      FOR THE YEARS ENDED DECEMBER 31,
                                                                            JUNE 30, 2007  ----------------------------
                                                                             (UNAUDITED)      2006       2005     2004(B)
                                                                            -------------- ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................     $14.43     $12.54     $11.94     $10.00
                                                                                ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................       0.08 (a)   0.14 (a)   0.15 (a)   0.09 (a)
Net Realized/Unrealized Gain on Investments................................       1.34       1.86       1.38       2.01
                                                                                ------     ------     ------     ------
Total from Investment Operations...........................................       1.42       2.00       1.53       2.10
                                                                                ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................      (0.10)        --      (0.11)     (0.05)
Distributions from Net Realized Capital Gains..............................      (1.33)     (0.11)     (0.82)     (0.11)
                                                                                ------     ------     ------     ------
Total Distributions........................................................      (1.43)     (0.11)     (0.93)     (0.16)
                                                                                ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.............................................     $14.42     $14.43     $12.54     $11.94
                                                                                ======     ======     ======     ======
TOTAL RETURN                                                                      9.84%     16.02%     12.76%     20.98%
Ratio of Expenses to Average Net Assets....................................       0.74%*     0.79%      0.79%      0.97%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...       0.75%*     0.81%      0.79%      0.98%*
Ratio of Net Investment Income to Average Net Assets.......................       1.04%*     1.02%      1.15%      1.19%*
Portfolio Turnover Rate....................................................       37.1%      67.2%      51.4%      40.8%
Net Assets, End of Period (in millions)....................................     $330.6     $277.9     $285.0     $126.0

                                                                                                CLASS B
                                                                            -------------------------------------------
                                                                            FOR THE PERIOD
                                                                                ENDED      FOR THE YEARS ENDED DECEMBER 31,
                                                                            JUNE 30, 2007  ----------------------------
                                                                             (UNAUDITED)      2006       2005     2004(B)
                                                                            -------------- ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................     $14.40     $12.55     $11.95     $10.00
                                                                                ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................       0.06 (a)   0.11 (a)   0.11 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments................................       1.33       1.85       1.39       2.04
                                                                                ------     ------     ------     ------
Total from Investment Operations...........................................       1.39       1.96       1.50       2.09
                                                                                ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................      (0.07)        --      (0.08)     (0.03)
Distributions from Net Realized Capital Gains..............................      (1.33)     (0.11)     (0.82)     (0.11)
                                                                                ------     ------     ------     ------
Total Distributions........................................................      (1.40)     (0.11)     (0.90)     (0.14)
                                                                                ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.............................................     $14.39     $14.40     $12.55     $11.95
                                                                                ======     ======     ======     ======
TOTAL RETURN                                                                      9.65%     15.69%     12.54%     20.85%
Ratio of Expenses to Average Net Assets....................................       0.99%*     1.05%      1.03%      1.14%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...       1.00%*     1.07%      1.03%      1.14%*
Ratio of Net Investment Income to Average Net Assets.......................       0.80%*     0.83%      0.87%      0.71%*
Portfolio Turnover Rate....................................................       37.1%      67.2%      51.4%      40.8%
Net Assets, End of Period (in millions)....................................     $223.0     $192.6     $137.1     $104.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations 05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Goldman Sachs Mid-Cap Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Goldman Sachs Asset Management, L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                      for the period ended
Portfolio                                June 30, 2007     % per annum Average Daily Assets
---------                             -------------------- ----------- --------------------

Goldman Sachs Mid-Cap Value Portfolio      $1,835,045         0.75%    First $200 Million

                                                              0.70%     Over $200 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                               ---------------------
         Portfolio                             Class A Class B Class E
         ---------                             ------- ------- -------

         Goldman Sachs Mid-Cap Value Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

      Portfolio                             Affiliate           Commission
      ---------                             ---------           ----------

      Goldman Sachs Mid-Cap Value Portfolio Goldman Sachs & Co.  $10,003

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                           Shares Issued              Net Increase
                                                              Through                  (Decrease)
                                      Beginning   Shares     Dividend      Shares      in Shares     Ending
                                       Shares      Sold    Reinvestment  Repurchased  Outstanding    Shares
                                      ---------- --------- ------------- -----------  ------------ ----------

Goldman Sachs Mid-Cap Value Portfolio

 Class A

 06/30/2007                           19,264,414 2,929,879   1,992,388    (1,256,833)   3,665,434  22,929,848
 12/31/2006                           22,724,830 6,697,703     207,416   (10,365,535)  (3,460,416) 19,264,414

 Class B

 06/30/2007                           13,383,082 2,319,367   1,356,628    (1,568,561)   2,107,434  15,490,516
 12/31/2006                           10,925,761 3,768,623      99,346    (1,410,648)   2,457,321  13,383,082

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Goldman Sachs Mid-Cap Value Portfolio       $--        $234,576,207        $--        $185,585,024

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
---------                             ------------ ------------ -------------- --------------

Goldman Sachs Mid-Cap Value Portfolio $486,057,349 $71,283,293   $(7,847,998)   $63,435,295

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                               Securities  Collateral
                                               ----------- -----------

         Goldman Sachs Mid-Cap Value Portfolio $77,726,448 $79,702,831

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                         Ordinary Income     Long-Term Capital Gain         Total
                                      ---------------------- ---------------------  ----------------------
                                         2006       2005        2006        2005       2006       2005
                                      ---------- ----------- ----------  ---------- ---------- -----------

Goldman Sachs Mid-Cap Value Portfolio $1,386,275 $19,958,326 $2,687,524  $8,787,001 $4,073,799 $28,745,327

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
                                      ------------- ------------- ------------ ------------------ ------------

Goldman Sachs Mid-Cap Value Portfolio  $13,979,514   $34,448,881  $56,214,981         $--         $104,643,376

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                Harris Oakmark
                            International Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW:

CHINA, UNSAFE AT ANY SPEED?

We receive many questions as to why we remain uninvested in China, the world's fastest growing major economy. Recall, we are long-term value investors, seeking to invest in companies that are not only high quality but also sell at low prices. Today the stocks of Chinese companies represent neither: they are richly priced and low quality. Most major Chinese companies are still state controlled, which means that politics will most certainly enter corporate decision making. The state is directly involved in critical banking matters, ranging from capital allocation to pricing to investment criteria, all of which could lead to less than optimal results for foreign investors. Although the lack of environmental regulations in China has helped it become a low cost country for producing goods and has attracted manufacturers from all over the world, its air, water, and soil have rapidly deteriorated. Additionally, aggressive "entrepreneurs" have called into question the safety and quality of much of what has been produced. Recently, pet food, toys, tooth paste, cough syrup, and ATVs have been made either toxic by the addition of cheap materials or unsafe by poor design. We believe that China will have to deal with these issues, which will eventually affect the cost of production and possibly make it a less competitive place to invest and produce. In our view the current pace of environmental decay, if maintained, would be catastrophic not only for China but also for the globe. It is true that there will be growth in China for as far as the eye can see: strong growth in fixed capital, economic liberalization, and some positive microeconomic fundamentals will lead to productivity enhancement. However, this does not mean it is safe to invest in Chinese stocks at today's prices, and we will continue to avoid these stocks because of their inflated valuations, corporate governance issues and political risk.

PERFORMANCE AT-A-GLANCE

At this time, we are quite enthused with the make-up of the portfolio, and we believe it will continue to outperform in the long-term. We feel that risk is being mispriced in global equity markets and that the undervalued and high quality companies in our portfolios will eventually deliver strong performance. Today's "dogs"--those stocks that have been a drag on portfolio return--often turn into tomorrow's stars. We are quite confident that those securities that have dampened performance will not only recover but will lead to solid absolute and relative performance. For the six-months ending June 30, 2007 the MSCI EAFE(R) Index returned 9.48% and the Portfolio slightly under-performed the Index for the same period.

PORTFOLIO PERFORMANCE REVIEW:

For the six months ended June 30/th/ 2007 the largest contributors to the Portfolio's performance were DAIMLERCHRYLSER, NIKKO CORDIAL CORP., BRITISH SKY BROADCASTING ("BSKYB") and CADBURY SCHWEPPES.

DAIMLER, the top performer for the period returned 53%. Most of the stock price's increase resulted from the announcement of the sale of 80% of the Chrysler division to Cerberus. While Daimler AG will maintain 20% ownership in Chrysler Holding LLC, it will be divested of the pension and health care obligations.

NIKKO CORDIAL is a Japanese investment firm and the country's third largest brokerage firm. We invested in Nikko towards the end of 2006 after the share price had been hit exceptionally hard due to a relatively small accounting scandal that raised the possibility of the stock being de-listed from the Tokyo exchange. We believed that Nikko offered significantly higher return potential because, in addition to the company's exceptionally strong franchise, the Japanese investment sector presented huge growth opportunities. This opportunity is the result of recent Japanese regulations that allow investors to move savings from deposits that earned less than 1% to products and funds offered by Nikko that could offer significantly higher returns. Additionally, because those who were involved in the accounting scandal were fired, we estimated that it was improbable that the stock would be de-listed. Our hypotheses were mostly correct about the strength of Nikko's business and the Japanese exchange's action, and we correctly assumed that Citigroup, who owned approximately 5% of Nikko and runs a joint venture with them, would be interested in bidding for the company. As a result, Nikko's share price increased almost 25% in the first quarter. We did not, however, anticipate that Nikko's management would seem more interested in pleasing Citigroup than in serving the other 95% of its shareholders. Sadly, once Citigroup expressed interest in buying the company, Nikko's management seemed to actively discourage other interested parties. We have trimmed our position as a result of the share price's massive appreciation, but our preference at this time would be to remain Nikko shareholders given the unsatisfactory price that Citigroup is offering.

BSKYB, the United Kingdom's number one pay-television operator, returned 27% in the period. In addition to continued strong results in its pay-television business, BskyB has made excellent progress in attracting both new and existing customers to its recently launched broadband and telephony service.

Rounding out the top four was CADBURY SCHWEPPES, a UK-based confectionary and beverage company. Most of the 26% increase in price followed the mid-March announcement that a leading hedge fund had taken interest in 3% of issued share capital, which generated market speculation that the company was a takeover target. Bowing to pressure led by the new hedge fund activist, Cadbury announced the spin-off of its North American beverage unit, the maker of Dr. Pepper and 7 Up.

On the negative side, shares of Japanese security ROHM CO. lagged during the period mostly due to an industry-wide weakness for semiconductor-related stocks.

OUTLOOK:

The strong global equity market of 2006 continued into the first six weeks of 2007. However, global markets began an abrupt sell-off in late February, triggered by a 9% decline in the Chinese market. Despite all of the panicky headlines, we view this as normal equity market behavior and continue to focus on finding value--searching for high quality businesses that sell at attractive prices. Market sell-offs actually help our quest because they provide us with more investment opportunities. Keep in mind that we strongly believe that the way to achieve investment success over time is to stay focused on the long

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


term. We will continue to use periods of market volatility to try to enhance the attractiveness of our portfolios.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  UBS AG                              4.02%
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.77%
                  --------------------------------------------
                  HSBC Holdings Plc                   3.35%
                  --------------------------------------------
                  Credit Suisse Group                 3.34%
                  --------------------------------------------
                  Novartis AG                         3.32%
                  --------------------------------------------
                  Samsung Electronics Co., Ltd.       3.31%
                  --------------------------------------------
                  SK Telecom Co., Ltd.                3.23%
                  --------------------------------------------
                  Daiwa Securities Group, Inc.        3.12%
                  --------------------------------------------
                  Rohm Co., Ltd.                      3.09%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   2.96%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]


United Kingdom            28.9%
Switzerland               17.3%
Japan                     14.8%
France                     9.1%
Germany                    9.0%
South Korea                8.8%
Netherlands                2.7%
Taiwan                     2.3%
Spain                      2.1%
Others                     5.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
               HARRIS ASSOCIATES L.P. VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Harris Oakmark
              International Portfolio         MSCI EAFE(R) Index
              -----------------------         ------------------
 10/9/2001            $10,000                      $10,000
12/31/2001             10,970                       10,698
12/31/2002              8,986                        9,023
12/31/2003             12,128                       12,557
12/31/2004             14,616                       15,156
12/31/2005             16,698                       17,281
12/31/2006             21,515                       21,923
 6/30/2007             23,230                       24,354





    -------------------------------------------------------
                              Average Annual Return/2/
                           (for the period ended 6/30/07)
    -------------------------------------------------------
                                                  Since
                          1 Year 3 Year 5 Year Inception/3/
    -------------------------------------------------------
    Harris Oakmark
    International
    Portfolio--Class A    25.05% 22.02% 17.55%   14.99%
--  Class B               24.76% 21.70% 17.27%   15.86%
    Class E               24.91% 21.82% 17.37%   15.78%
    -------------------------------------------------------
- - MSCI EAFE(R) Index/1/ 27.53% 22.75% 18.21%   16.74%
    -------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,080.90       $4.23
  Hypothetical (5% return before expenses)     1,000.00      1,020.73        4.11
------------------------------------------  ------------- ------------- --------------
  Class B
  Actual                                      $1,000.00     $1,079.70       $5.52
  Hypothetical (5% return before expenses)     1,000.00      1,019.49        5.36
------------------------------------------  ------------- ------------- --------------
  Class E
  Actual                                      $1,000.00     $1,080.70       $5.00
  Hypothetical (5% return before expenses)     1,000.00      1,019.98        4.86
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% , 1.07% , and 0.97% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 95.6%
      AUSTRALIA - 1.0%
      Australia and New Zealand Banking Group,
        Ltd...................................    703,000 $    17,261,253
      Telstra Corp., Ltd......................  1,740,014       6,766,640
                                                          ---------------
                                                               24,027,893
                                                          ---------------
      FRANCE - 8.7%
      BNP Paribas(a)..........................    328,200      39,056,268
      LVMH Moet Hennessy Louis Vuitton
        S.A.(a)...............................    165,700      19,076,344
      Neopost S.A.(a).........................     70,100      10,240,490
      Publicis Groupe(a)......................  1,023,000      44,730,564
      Sanofi-Aventis(a).......................    279,535      22,547,084
      Societe Television Francaise 1(a).......  1,355,600      46,842,282
      Vivendi(a)..............................    802,200      34,455,127
                                                          ---------------
                                                              216,948,159
                                                          ---------------
      GERMANY - 8.6%
      Allianz SE(a)...........................     57,300      13,412,480
      Bayerische Motoren Werke (BMW)
        AG(a).................................  1,144,000      74,138,386
      DaimlerChrysler AG(a)...................    785,800      72,472,667
      Hannover Rueckversicherung AG(a)........    694,500      33,615,993
      Henkel KGaA.............................    462,000      21,999,970
                                                          ---------------
                                                              215,639,496
                                                          ---------------
      HONG KONG - 0.5%
      Giordano International, Ltd.(a)......... 27,930,000      13,767,302
                                                          ---------------
      IRELAND - 1.7%
      Bank of Ireland.........................  2,080,000      42,102,208
                                                          ---------------
      ISRAEL - 0.2%
      Orbotech, Ltd.*(a)......................    265,000       5,914,800
                                                          ---------------
      ITALY - 0.5%
      Bulgari S.p.A.(a).......................    737,000      11,806,775
                                                          ---------------
      JAPAN - 14.1%
      Daiwa Securities Group, Inc.............  7,368,000      78,063,974
      Honda Motor Co., Ltd.(a)................  1,068,800      38,859,136
      Meitec Corp.(a).........................    432,800      12,386,533
      Nikko Cordial Corp.(a)..................  4,448,400      57,961,351
      NTT DoCoMo, Inc.........................      9,050      14,280,768
      Omron Corp..............................    821,900      21,494,881
      Rohm Co., Ltd.(a).......................    874,498      77,425,906
      Takeda Pharmaceutical Co., Ltd..........    472,200      30,405,408
      Uni-Charm Corp.(a)......................    401,200      22,678,671
                                                          ---------------
                                                              353,556,628
                                                          ---------------
      MEXICO - 0.6%
      Grupo Televisa S.A. (ADR)...............    515,900      14,243,999
                                                          ---------------
       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       NETHERLANDS - 2.6%
       Akzo Nobel N.V.........................    230,000 $    19,821,987
       ASML Holding N.V.*.....................     29,900         823,068
       Koninklijke (Royal) Philips Electronics
         N.V.(a)..............................  1,046,000      44,293,935
                                                          ---------------
                                                               64,938,990
                                                          ---------------
       SINGAPORE - 0.3%
       United Overseas Bank, Ltd..............    567,400       8,149,585
                                                          ---------------
       SOUTH KOREA - 8.4%
       Kookmin Bank...........................    234,000      20,498,632
       Lotte Chilsung Beverage Co., Ltd.......     16,930      21,782,945
       Samsung Electronics Co., Ltd...........    135,400      82,719,448
       SK Telecom Co., Ltd....................    350,192      80,714,641
       SK Telecom Co., Ltd. (ADR)(a)..........    167,200       4,572,920
                                                          ---------------
                                                              210,288,586
                                                          ---------------
       SPAIN - 2.0%
       Gestevision Telecinco S.A.(a)..........  1,802,500      51,082,683
                                                          ---------------
       SWITZERLAND - 16.6%
       Adecco S.A.(a).........................    953,600      73,451,703
       Credit Suisse Group....................  1,179,900      83,505,714
       Givaudan S.A.(a).......................     28,950      28,525,391
       Nestle S.A.............................    120,500      45,669,073
       Novartis AG(a).........................  1,480,900      83,179,785
       UBS AG.................................  1,685,500     100,543,574
                                                          ---------------
                                                              414,875,240
                                                          ---------------
       TAIWAN - 2.2%
       Chinatrust Financial Holding Co., Ltd.. 69,100,614      54,030,809
                                                          ---------------
       UNITED KINGDOM - 27.6%
       British Sky Broadcasting Group Plc.....  5,710,200      73,108,377
       Cadbury Schweppes Plc..................  3,875,000      52,670,242
       Compass Group Plc......................  5,104,100      35,249,603
       Diageo Plc.............................  3,229,400      67,014,300
       G4S PLC................................  1,014,100       4,263,845
       GlaxoSmithKline Plc....................  3,602,900      94,285,547
       HSBC Holdings Plc......................  4,577,300      83,785,676
       Johnston Press Plc.....................  3,338,000      27,337,983
       Lloyds TSB Group Plc...................  5,359,935      59,841,070
       Schroders Plc..........................  2,501,800      63,601,534
       Signet Group Plc....................... 28,423,900      59,019,911
       Trinity Mirror Plc.....................  4,501,900      47,324,633
       Vodafone Group Plc.....................  3,953,375      13,289,311
       Willis Group Holdings, Ltd.(a).........    244,000      10,750,640
                                                          ---------------
                                                              691,542,672
                                                          ---------------
       Total Common Stocks
       (Cost $1,972,692,148)                                2,392,915,825
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   ---------------------------------------------------------------------------
   SECURITY                                        PAR           VALUE
   DESCRIPTION                                    AMOUNT        (NOTE 2)
   ---------------------------------------------------------------------------

   SHORT-TERM INVESTMENT - 4.7%
   State Street Bank & Trust Co.,
     Repurchase Agreement
     dated 06/29/07 at 3.400% to be
     repurchased at $117,235,207 on
     07/02/07 collateralized by
     119,550,000 FHLB at 5.250% due
     06/10/11 with a value of
     $119,550,000.
     (Cost - $117,202,000).................... $117,202,000 $   117,202,000
                                                            ---------------

   TOTAL INVESTMENTS - 100.3%
   (Cost $2,089,894,148)                                      2,510,117,825

   Other Assets and Liabilities (net) - (0.3)%                   (7,680,748)
                                                            ---------------

   TOTAL NET ASSETS - 100.0%                                $ 2,502,437,077
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $492,828,295 and the collateral received consisted of cash in the amount of $517,576,553.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2007

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Automobiles                              $  185,470      7.4%
        Banks                                       408,231     16.3%
        Beverages                                    88,797      3.6%
        Chemicals                                    48,347      1.9%
        Commercial Services & Supplies               77,716      3.1%
        Electronic Equipment & Instruments          104,836      4.2%
        Financial - Diversified                     300,170     12.0%
        Food Products                                98,339      3.9%
        Hotels, Restaurants & Leisure                35,250      1.4%
        Household Durables                           44,294      1.8%
        Household Products                           44,679      1.8%
        Insurance                                    57,779      2.3%
        IT Consulting & Services                     12,387      0.5%
        Media                                       339,126     13.6%
        Office Furnishing & Supplies                 10,240      0.4%
        Pharmaceuticals                             230,418      9.2%
        Retail - Specialty                           72,787      2.9%
        Semiconductor Equipment & Products           83,542      3.3%
        Telecommunication Services - Diversified      6,767      0.3%
        Telecommunication Services - Wireless       112,858      4.5%
        Textiles, Apparel & Luxury Goods             30,883      1.2%
                                                 ----------     ----
                                                 $2,392,916     95.6%
                                                 ==========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

HARRIS OAKMARK INTERNATIONAL PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                        $2,392,915,825
   Repurchase Agreement                                                      117,202,000
   Cash                                                                               97
   Cash denominated in foreign currencies**                                    1,025,228
   Collateral for securities on loan                                         517,576,553
   Receivable for investments sold                                             1,876,435
   Receivable for Trust shares sold                                            3,068,113
   Dividends receivable                                                        5,913,196
   Interest receivable                                                            22,138
                                                                          --------------
      Total assets                                                         3,039,599,585
                                                                          --------------
LIABILITIES
   Payables for:
      Investments purchased                                                    8,150,386
      Trust shares redeemed                                                    2,036,662
      Unrealized depreciation on forward currency contracts (Note 8)           6,315,224
      Distribution and services fees - Class B                                   200,583
      Distribution and services fees - Class E                                    32,071
      Collateral for securities on loan                                      517,576,553
      Investment advisory fee payable (Note 3)                                 1,584,929
      Administration fee payable                                                  26,169
      Custodian and accounting fees payable                                    1,082,426
   Accrued expenses                                                              157,505
                                                                          --------------
      Total liabilities                                                      537,162,508
                                                                          --------------
NET ASSETS                                                                $2,502,437,077
                                                                          ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $1,918,676,678
   Accumulated net realized gain                                             136,470,614
   Unrealized appreciation on investments and foreign currency               413,918,314
   Undistributed net investment income                                        33,371,471
                                                                          --------------
      Total                                                               $2,502,437,077
                                                                          ==============
NET ASSETS
   Class A                                                                $1,273,696,850
                                                                          ==============
   Class B                                                                   971,134,770
                                                                          ==============
   Class E                                                                   257,605,457
                                                                          ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                    67,631,755
                                                                          ==============
   Class B                                                                    52,039,840
                                                                          ==============
   Class E                                                                    13,770,281
                                                                          ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        18.83
                                                                          ==============
   Class B                                                                         18.66
                                                                          ==============
   Class E                                                                         18.71
                                                                          ==============

----------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                     $1,972,692,148
**Cost of cash denominated in foreign currencies                               1,023,637

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

HARRIS OAKMARK INTERNATIONAL PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 41,528,933
    Interest (2)                                                                          2,514,448
                                                                                       ------------
       Total investment income                                                           44,043,381
                                                                                       ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                      8,924,237
    Administration fees                                                                      81,832
    Custody and accounting fees                                                             330,527
    Distribution fee--Class B                                                             1,142,664
    Distribution fee--Class E                                                               181,265
    Transfer agent fees                                                                      16,562
    Audit                                                                                    13,941
    Legal                                                                                     7,786
    Trustee fees and expenses                                                                 7,963
    Shareholder reporting                                                                    98,803
    Insurance                                                                                12,815
    Other                                                                                     2,257
                                                                                       ------------
    Total expenses                                                                       10,820,652
                                                                                       ------------
    Net investment income                                                                33,222,729
                                                                                       ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
       Investments                                                                      149,293,394
       Foreign currency                                                                    (557,681)
                                                                                       ------------
    Net realized gain on investments and foreign currency                               148,735,713
                                                                                       ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                          329,137
       Foreign currency                                                                  (6,336,885)
                                                                                       ------------
    Net change in unrealized depreciation on investments and foreign currency            (6,007,748)
                                                                                       ------------
    Net realized and change in unrealized gain on investments and foreign currency      142,727,965
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $175,950,694
                                                                                       ============

----------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $  4,234,557
(2)Interest income includes securities lending income of:                                 1,048,029

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   33,222,729  $   27,503,884
   Net realized gain on investments, futures contracts and foreign
       currency                                                             148,735,713     261,501,326
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                      (6,007,748)    146,146,782
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     175,950,694     435,151,992
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (10,882,030)    (21,989,815)
     Class B                                                                 (7,321,076)    (16,803,330)
     Class E                                                                 (2,080,072)     (4,021,461)
   From net realized gains
     Class A                                                                (93,372,055)    (54,892,874)
     Class B                                                                (73,417,491)    (46,071,270)
     Class E                                                                (19,394,021)    (10,603,941)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (206,466,745)   (154,382,691)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                241,686,101     338,253,020
     Class B                                                                137,859,864     218,125,544
     Class E                                                                 47,210,732      61,086,403
   Net asset value of shares issued through acquisition
     Class A                                                                         --     214,792,652
     Class B                                                                         --              --
     Class E                                                                         --              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                104,254,085      76,882,689
     Class B                                                                 80,738,567      62,874,600
     Class E                                                                 21,474,093      14,625,402
   Cost of shares repurchased
     Class A                                                                (93,983,851)   (376,736,627)
     Class B                                                                (91,822,785)    (92,302,201)
     Class E                                                                (28,717,651)    (13,349,514)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               418,699,155     504,251,968
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                388,183,104     785,021,269
   Net assets at beginning of period                                      2,114,253,973   1,329,232,704
                                                                         --------------  --------------
   Net assets at end of period                                           $2,502,437,077  $2,114,253,973
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   33,371,471  $   20,431,920
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 ----------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007   ------------
                                                                        (UNAUDITED)        2006
                                                                       --------------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $  19.03     $  16.23
                                                                          --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.29 (a)     0.31 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................        1.25         4.20
                                                                          --------     --------
Total from Investment Operations......................................        1.54         4.51
                                                                          --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       (0.18)       (0.49)
Distributions from Net Realized Capital Gains.........................       (1.56)       (1.22)
                                                                          --------     --------
Total Distributions...................................................       (1.74)       (1.71)
                                                                          --------     --------
NET ASSET VALUE, END OF PERIOD........................................    $  18.83     $  19.03
                                                                          ========     ========
TOTAL RETURN                                                                  8.09%       29.20%
Ratio of Expenses to Average Net Assets**.............................        0.82%*       0.97%
Ratio of Expenses to Average Net Assets After Broker Rebates**........         N/A          N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.82%*       0.98%
Ratio of Net Investment Income to Average Net Assets..................        3.01%*       1.77%
Portfolio Turnover Rate...............................................        18.8%        45.9%
Net Assets, End of Period (in millions)...............................    $1,273.7     $1,037.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                            CLASS A
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 -----------------------------------------

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------
                                                                          2005       2004       2003      2002(B)
                                                                       ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $14.36     $11.89     $ 8.89     $ 10.81
                                                                       ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.21 (a)   0.04 (a)   0.08 (a)    0.06 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.87       2.43       3.06       (1.97)
                                                                       ------     ------     ------     -------
Total from Investment Operations......................................   2.08       2.47       3.14       (1.91)
                                                                       ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.02)     (0.00)+    (0.11)      (0.01)
Distributions from Net Realized Capital Gains.........................  (0.19)        --      (0.03)         --
                                                                       ------     ------     ------     -------
Total Distributions...................................................  (0.21)     (0.00)+    (0.14)      (0.01)
                                                                       ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $16.23     $14.36     $11.89     $  8.89
                                                                       ======     ======     ======     =======
TOTAL RETURN                                                            14.48%     20.80%     35.36%     (17.64)%
Ratio of Expenses to Average Net Assets**.............................   0.94%      1.04%      1.16%       1.10 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A       1.15%       1.08 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.96%(c)   1.03%(c)   1.21%(c)    2.49 %*
Ratio of Net Investment Income to Average Net Assets..................   1.37%      0.32%      0.80%       0.68 %*
Portfolio Turnover Rate...............................................   11.5%      11.3%      22.1%       82.0 %
Net Assets, End of Period (in millions)............................... $644.5     $276.4       $8.4        $4.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS B
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 ----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  -------------------------------------------
                                                                        (UNAUDITED)      2006       2005       2004       2003
                                                                       -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $18.87     $16.11     $14.27     $11.84     $ 8.87
                                                                           ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.26 (a)   0.26 (a)   0.17 (a)   0.16(a)    0.02 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       1.25       4.17       1.86       2.27       3.08
                                                                           ------     ------     ------     ------     ------
Total from Investment Operations......................................       1.51       4.43       2.03       2.43       3.10
                                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.16)     (0.45)        --         --      (0.10)
Distributions from Net Realized Capital Gains.........................      (1.56)     (1.22)     (0.19)        --      (0.03)
                                                                           ------     ------     ------     ------     ------
Total Distributions...................................................      (1.72)     (1.67)     (0.19)        --      (0.13)
                                                                           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $18.66     $18.87     $16.11     $14.27     $11.84
                                                                           ======     ======     ======     ======     ======
TOTAL RETURN                                                                 7.97%     28.85%     14.24%     20.52%     34.96%
Ratio of Expenses to Average Net Assets**.............................       1.07%*     1.22%      1.19%      1.23%      1.43%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A        N/A       1.43%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       1.07%*     1.23%      1.20%(c)   1.22%(c)   1.33%(c)
Ratio of Net Investment Income to Average Net Assets..................       2.73%*     1.49%      1.11%      1.27%      0.17%
Portfolio Turnover Rate...............................................       18.8%      45.9%      11.5%      11.3%      22.1%
Net Assets, End of Period (in millions)...............................     $971.1     $856.2     $554.3     $483.9     $288.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 --------


                                                                       --------
                                                                          2002
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 10.84
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (1.97)
                                                                       -------
Total from Investment Operations......................................   (1.96)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.01)
Distributions from Net Realized Capital Gains.........................      --
                                                                       -------
Total Distributions...................................................   (0.01)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  8.87
                                                                       =======
TOTAL RETURN                                                            (18.09)%
Ratio of Expenses to Average Net Assets**.............................    1.35 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    1.31 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    2.64 %
Ratio of Net Investment Income to Average Net Assets..................    0.15 %
Portfolio Turnover Rate...............................................    82.0 %
Net Assets, End of Period (in millions)............................... $  17.9

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                      -------------------------
                                                                            FOR THE PERIOD
                                                                                ENDED
                                                                            JUNE 30, 2007  ----------
                                                                             (UNAUDITED)      2006
                                                                            -------------- ------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................     $18.91     $16.14
                                                                                ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...............................................       0.27 (a)   0.27 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................       1.26       4.18
                                                                                ------     ------
Total from Investment Operations...........................................       1.53       4.45
                                                                                ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................      (0.17)     (0.46)
Distributions from Net Realized Capital Gains..............................      (1.56)     (1.22)
                                                                                ------     ------
Total Distributions........................................................      (1.73)     (1.68)
                                                                                ------     ------
NET ASSET VALUE, END OF PERIOD.............................................     $18.71     $18.91
                                                                                ======     ======
TOTAL RETURN                                                                      8.07%     28.98%
Ratio of Expenses to Average Net Assets**..................................       0.97%*     1.13%
Ratio of Expenses to Average Net Assets After Broker Rebates**.............        N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...       0.97%*     1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets................       2.84%*     1.54%
Portfolio Turnover Rate....................................................       18.8%      45.9%
Net Assets, End of Period (in millions)....................................     $257.6     $221.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                  CLASS E
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                      -----------------------------------------

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                            -----------------------------------------
                                                                               2005       2004       2003      2002(B)
                                                                            ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $14.30     $11.85     $ 8.87     $ 10.70
                                                                            ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...............................................   0.19 (a)   0.17(a)    0.03 (a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments.........................   1.85       2.28       3.08       (1.81)
                                                                            ------     ------     ------     -------
Total from Investment Operations...........................................   2.04       2.45       3.11       (1.82)
                                                                            ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................  (0.01)     (0.00)+    (0.10)      (0.01)
Distributions from Net Realized Capital Gains..............................  (0.19)        --      (0.03)         --
                                                                            ------     ------     ------     -------
Total Distributions........................................................  (0.20)     (0.00)+    (0.13)      (0.01)
                                                                            ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD............................................. $16.14     $14.30     $11.85     $  8.87
                                                                            ======     ======     ======     =======
TOTAL RETURN                                                                 14.27%     20.69%     35.14%     (16.99)%
Ratio of Expenses to Average Net Assets**..................................   1.09%      1.14%      1.33%       1.25 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**.............    N/A        N/A       1.33%       1.22 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.10%(c)   1.12%(c)   1.24%(c)    2.42 %
Ratio of Net Investment Income (Loss) to Average Net Assets................   1.25%      1.31%      0.24%      (0.16)%*
Portfolio Turnover Rate....................................................   11.5%      11.3%      22.1%       82.0 %
Net Assets, End of Period (in millions).................................... $130.4      $75.5      $23.6        $1.5

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Harris Oakmark International Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                        Expiring   Expiring
    Portfolio                                 Total    12/31/2009 12/31/2010
    ---------                              ----------- ---------- ----------

    Harris Oakmark International Portfolio $12,186,002 $4,729,888 $7,456,114

Harris Oakmark International Portfolio acquired losses of $17,613,489 in the merger with TST-Mondrian International Stock Portfolio on May 1, 2006 which are subject to an annual limitation of $8,141,230.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Harris Associates L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                                 June 30, 2007     % per annum    Average Daily Assets
---------                              -------------------- ----------- --------------------------

Harris Oakmark International Portfolio      $8,924,237         0.85%    First $100 Million

                                                               0.80%    $100 Million to $1 Billion

                                                               0.75%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Harris Oakmark International Portfolio  1.10%   1.35%   1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                   Shares Issued   Shares Issued
                                   in Connection      Through                 Net Increase
            Beginning    Shares   with acquisition   Dividend      Shares      in Shares     Ending
             Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
-           ---------- ---------- ---------------- ------------- -----------  ------------ ----------

Harris Oakmark International Portfolio

 Class A

 06/30/2007 54,506,280 12,513,714            --      5,519,009    (4,907,248)  13,125,475  67,631,755
 12/31/2006 39,714,133 19,518,203    12,568,324      4,579,076   (21,873,456)  14,792,147  54,506,280

 Class B

 06/30/2007 45,384,721  7,186,916            --      4,310,654    (4,842,451)   6,655,119  52,039,840
 12/31/2006 34,414,998 12,663,723            --      3,771,722    (5,465,722)  10,969,723  45,384,721

 Class E

 06/30/2007 11,689,149  2,453,242            --      1,144,065    (1,516,175)   2,081,132  13,770,281
 12/31/2006  8,076,776  3,533,053            --        875,772      (796,452)   3,612,373  11,689,149

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Harris Oakmark International Portfolio       $--        $606,569,907        $--        $419,722,021

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Harris Oakmark International Portfolio $2,089,894,148 $429,310,407  $(9,086,730)   $420,223,677

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        Harris Oakmark International Portfolio $492,828,295 $517,576,553

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                          Ordinary Income      Long-Term Capital Gain           Total
                                       ---------------------- ------------------------ ------------------------
                                          2006        2005        2006        2005         2006        2005
                                       ----------- ---------- ------------ ----------- ------------ -----------

Harris Oakmark International Portfolio $49,591,310 $6,157,521 $104,791,381 $10,199,548 $154,382,691 $16,357,069

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Harris Oakmark International Portfolio  $54,240,960  $152,225,693  $419,995,800    $(12,186,002)   $614,276,451

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Sell:

                                           Value at   In exchange  Net Unrealized
    Settlement Date Contracts to Deliver  06/30/2007  for U.S. $    Depreciation
    --------------- -------------------- ------------ ------------ --------------

      07/05/2007    32,480,000    GBP    $ 65,152,372 $ 63,376,925  $(1,775,447)

      07/18/2007    30,340,000    GBP      60,849,645   59,420,283   (1,429,362)

      07/25/2007    32,070,000    GBP      64,313,598   63,649,329     (664,269)

      10/05/2007    73,340,000    GBP     146,910,187  144,532,605   (2,377,582)

      10/19/2007    56,650,000    GBP     113,445,042  113,376,478      (68,564)
                                                                    -----------
                                                                    $(6,315,224)
                                                                    ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



9. ACQUISITIONS

On May 1, 2006, Harris Oakmark International Portfolio ("Harris Oakmark") acquired all of the net assets of Mondrian International Stock Portfolio, a series of The Travelers Series Trust ("Mondrian International"), pursuant to a plan of reorganization approved by Mondrian International shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 12,568,324 Class A shares of Harris Oakmark (valued at $214.8 million) in exchange for the 16,088,645 Class A shares of Mondrian International outstanding on April 28, 2006. Mondrian International Class A net assets at that date ($214.8 million), including $44,877,012 of unrealized appreciation were combined with those of Harris Oakmark Class A. The cost of securities acquired in the tax-free exchange by Harris Oakmark from Mondrian International was $168,917,339. The aggregate Class A net assets of Harris Oakmark and Mondrian International immediately before the acquisition were $850,651,198 and $214,792,652, respectively. The aggregate Class A net assets of Harris Oakmark immediately after the acquisition were $1,065,443,850.

10. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that and there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                             Janus Forty Portfolio
                (formerly Janus Capital Appreciation Portfolio)

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
JANUS FORTY PORTFOLIO                              FOR THE PERIOD ENDED 6/30/07
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months ended June 30, 2007, the Portfolio outperformed its benchmark, the S&P 500(R) Index. The Portfolio posted a return of 10.63%, which compared favorably to the 6.96% return of the benchmark.

PORTFOLIO ATTRIBUTION

Within the Portfolio, holdings within the technology and materials sectors drove outperformance during the period. In terms of detractors, select consumer discretionary names were the biggest laggards. Holdings within the telecomm and financials sectors also weighed on performance.

SECTORS THAT CONTRIBUTED TO PERFORMANCE INCLUDED TECHNOLOGY AND MATERIALS

Within technology, Apple was the top contributor to performance during the period. Apple gained ground as investors and consumers anxiously awaited the arrival of the iPhone, which was launched in late June. Investors are sensing that Apple's original estimate of 10 million phones sold in the first year is conservative. More importantly, we continue to track market share gains in desktop and laptop computers, which we think should increase with the launch of Apple's next generation operating system. Given its recent strength, the stock could be volatile now that the iPhone has launched. We trimmed the position slightly but remain constructive on the outlook for the company.

Staying with technology, Research in Motion was also a top-five contributor for the period, posting solid gains that were highlighted by the addition of
1.2 million new subscribers in its most recent quarter vs. 680,000 during the same period last year. The company's mobile data service is now offered on over 270 carriers, and subscriber trends remain strong. We remain positive on the potential of Research in Motion to double its subscriber base over the long term from the current level of 9 million subscribers as the total addressable market for mobile data devices continues to expand. Due to our continued positive outlook for market share gains, we added to the position during the period.

Within materials, high conviction holding Potash was another top contributor, driven by realized price increases with important trading partners like India, which follow previously announced price increases in Brazil and China. Due to low inventories, pricing for potash should remain robust based on current high demand trends. We added to the position based on our continued positive outlook for the company.

SECTORS THAT DETRACTED FROM PERFORMANCE INCLUDED CONSUMER DISCRETIONARY AND FINANCIALS

Within consumer discretionary, JC Penney declined during the time period after running up in front of an analyst day it held during the most recent quarter. Despite the pullback, we remain constructive on the name, viewing the company as the best-positioned, moderately priced department store in the country. Also within consumer discretionary, Melco PBL traded down in sympathy with the decline in Asian markets, which impacted any company with direct exposure to the Chinese economy. We trimmed the position but remain constructive on the outlook for this gaming company and its position in the fast-growing Macau gaming market.

Within financials, Bear Stearns declined during the time period, as it was weighed down by sub-prime concerns and the bailout of two hedge funds that had mortgage exposure. While this event helped to illustrate investor fears about leverage in the system, we maintained exposure to the stock based on its valuation.

INVESTMENT STRATEGY AND OUTLOOK

Global equity markets have been robust over the past 12 months. Therefore, it is natural to become apprehensive about the short-term direction of the market while we await operational confirmation of further economic growth that comes with time. We believe that rates will remain steady and the Federal Reserve will remain on the sidelines.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large total addressable markets.

SCOTT SCHOELZEL
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS FORTY PORTFOLIO                              FOR THE PERIOD ENDED 6/30/07
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Apple, Inc.                          8.86%
                 ---------------------------------------------
                 Research In Motion, Ltd.             5.23%
                 ---------------------------------------------
                 Potash Corp. of Saskatchewan, Inc.   5.16%
                 ---------------------------------------------
                 Wells Fargo & Co.                    4.99%
                 ---------------------------------------------
                 Goldman Sachs Group, Inc. (The)      4.36%
                 ---------------------------------------------
                 Roche Holdings AG                    3.85%
                 ---------------------------------------------
                 Gilead Sciences, Inc.                3.71%
                 ---------------------------------------------
                 Suncor Energy, Inc.                  3.58%
                 ---------------------------------------------
                 J.C. Penney Co., Inc.                3.44%
                 ---------------------------------------------
                 ConocoPhillips                       3.38%
                 ---------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Basic Materials                      9.4%
Communications                      11.1%
Cyclical                            11.9%
Non-Cyclical                        19.9%
Energy                              16.3%
Financials                          13.0%
Industrials                          2.8%
Technology                          15.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS FORTY PORTFOLIO                              FOR THE PERIOD ENDED 6/30/07
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       JANUS FORTY PORTFOLIO MANAGED BY
   JANUS CAPITAL MANAGEMENT LLC VS. S&P 500(R) INDEX/1/, AND RUSSELL 2000(R)
                                   INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

              Janus Forty        S&P 500(R)      Russell 2000(R)
               Portfolio          Index/1/          Index/2/
              -----------        ----------      ---------------
12/31/1996      $10,000           $10,000           $10,000
12/31/1997       12,614            13,336            12,236
12/31/1998       20,388            17,147            11,924
12/31/1999       31,300            20,755            14,459
12/31/2000       24,451            18,864            14,022
12/31/2001       18,072            16,623            14,372
12/31/2002       13,538            12,950            11,428
12/31/2003       16,910            16,664            16,828
12/31/2004       20,212            18,477            19,913
12/31/2005       23,889            19,384            20,819
12/31/2006       24,625            22,444            24,643
 6/30/2007       27,243            24,007            26,233

    ------------------------------------------------------------------------------
                                   Average Annual Return/3/
                                (for the period ended 6/30/07)
    ------------------------------------------------------------------------------
                                                              Since     Cumulative
                         1 Year   3 Year   5 Year  10 Year Inception/4/ Return/5/
    ------------------------------------------------------------------------------
    Janus Forty
--  Portfolio--Class A  23.98%   15.39%   12.24%   8.83%    13.24%            --
    Class B                   --       --       --      --        --     3.77%
    Class E                   --       --       --      --        --     3.78%
    ------------------------------------------------------------------------------
- - S&P 500(R) Index/1/ 20.59%   11.68%   10.71%   7.13%    13.87%            --
    ------------------------------------------------------------------------------
    Russell 2000(R)
--  Index/2/            16.43%   13.45%   13.88%   9.06%    12.44%            --
    ------------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the Index had a market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 03/19/1982. Inception of Class B and Class E shares is 04/28/2007. Index returns are based on an inception date of 3/31/1982.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            12/31/06      6/30/07       1/1/07-6/30/07
JANUS FORTY PORTFOLIO                       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,083.70        $3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.37         3.46
------------------------------------------  ------------- ------------- ---------------
  Class B*
  Actual                                      $1,000.00     $1,037.70        $1.72
  Hypothetical (5% return before expenses)     1,000.00      1,007.08         1.69
------------------------------------------  ------------- ------------- ---------------
  Class E*
  Actual                                      $1,000.00     $1,037.70        $1.52
  Hypothetical (5% return before expenses)     1,000.00      1,007.28         1.50
------------------------------------------  ------------- ------------- ---------------

* Class Inception April 28, 2007.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.69%, 0.96%, and 0.85% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365, 64/365, and 64/365, respectively (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
JANUS FORTY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          COMMON STOCKS - 96.1%
          BANKS - 5.0%
          Wells Fargo & Co...................  1,403,775 $  49,370,767
                                                         -------------
          BIOTECHNOLOGY - 3.7%
          Gilead Sciences, Inc.*.............    946,650    36,701,620
                                                         -------------
          CHEMICALS - 9.1%
          Monsanto Co........................    324,085    21,888,701
          Potash Corp. of Saskatchewan, Inc..    655,165    51,083,215
          Syngenta AG........................     86,564    16,842,401
                                                         -------------
                                                            89,814,317
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 6.8%
          QUALCOMM, Inc......................    365,825    15,873,147
          Research In Motion, Ltd.*..........    258,640    51,725,413
                                                         -------------
                                                            67,598,560
                                                         -------------
          COMPUTERS & PERIPHERALS - 8.8%
          Apple, Inc.*.......................    718,215    87,650,959
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
          Sony Corp. (ADR)...................    306,135    15,726,155
                                                         -------------
          FINANCIAL - DIVERSIFIED - 10.3%
          Bear Stearns Cos., Inc.(a).........    153,835    21,536,900
          Goldman Sachs Group, Inc. (The)....    198,860    43,102,905
          KKR Private Equity Investment LP
            (144A)(b)........................    172,002     3,870,045
          Merrill Lynch & Co., Inc...........     66,365     5,546,787
          Moody's Corp.......................    444,335    27,637,637
                                                         -------------
                                                           101,694,274
                                                         -------------
          FOOD PRODUCTS - 1.6%
          Bunge, Ltd.(a).....................    191,835    16,210,057
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 4.7%
          Boyd Gaming Corp...................    399,385    19,645,748
          Harrah's Entertainment, Inc........    245,535    20,934,314
          Melco PBL Entertainment Macau, Ltd.
            (ADR)*(a)........................    441,185     5,541,284
                                                         -------------
                                                            46,121,346
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 5.4%
          Akamai Technologies, Inc.*(a)......    435,988    21,206,456
          Google, Inc. - Class A*............     61,280    32,072,727
                                                         -------------
                                                            53,279,183
                                                         -------------
          MEDIA - 1.9%
          Lamar Advertising Co. - Class A(a).    304,415    19,105,085
                                                         -------------
          METALS & MINING - 2.7%
          Precision Castparts Corp...........    221,270    26,853,327
                                                         -------------
          OIL & GAS - 15.7%
          Apache Corp........................    138,210    11,276,554
          ConocoPhillips.....................    425,885    33,431,973
          Continental Resources, Inc.*.......  1,263,790    20,220,640
          EOG Resources, Inc.................    156,555    11,437,908
       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Hess Corp................................    240,840 $  14,199,926
       Occidental Petroleum Corp................    254,015    14,702,388
       Suncor Energy, Inc.......................    393,470    35,380,823
       Valero Energy Corp.......................    196,815    14,536,756
                                                            -------------
                                                              155,186,968
                                                            -------------
       PHARMACEUTICALS - 11.0%
       Alcon, Inc...............................    172,570    23,281,419
       Amylin Pharmaceuticals, Inc.*(a).........     36,450     1,500,282
       Celgene Corp.*(a)........................    501,300    28,739,529
       Genentech, Inc.*.........................    229,160    17,338,246
       Roche Holdings AG........................    215,296    38,110,972
                                                            -------------
                                                              108,970,448
                                                            -------------
       RETAIL - MULTILINE - 3.4%
       J.C. Penney Co., Inc.(a).................    470,310    34,041,038
                                                            -------------
       RETAIL - SPECIALTY - 1.8%
       Abercrombie & Fitch Co. - Class A........    240,275    17,535,269
                                                            -------------
       SOFTWARE - 0.9%
       Electronic Arts, Inc.*...................    187,410     8,868,241
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.7%
       Time Warner Telecom, Inc. - Class A*(a)..    822,970    16,541,697
                                                            -------------
       Total Common Stocks
       (Cost $659,983,351)                                    951,269,311
                                                            -------------

       TOTAL INVESTMENTS - 96.1%
       (Cost $659,983,351)                                    951,269,311
                                                            -------------

       Other Assets and Liabilities (net) - 3.9%               38,352,613
                                                            -------------

       TOTAL NET ASSETS - 100.0%                            $ 989,621,924
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $68,211,668 and the collateral received consisted of cash in the amount of $69,828,195.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $3,870,045 of net assets.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

JANUS FORTY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $  951,269,311
   Cash denominated in foreign currencies**                                     799,346
   Collateral for securities on loan                                         69,828,195
   Receivable for investments sold                                           44,153,292
   Receivable for Trust shares sold                                              91,759
   Dividends receivable                                                         128,815
                                                                         --------------
     Total assets                                                         1,066,270,718
                                                                         --------------
LIABILITIES
   Due to bank                                                                4,976,412
   Payables for:
     Trust shares redeemed                                                      933,998
     Distribution and services fees--Class B                                        200
     Distribution and services fees--Class E                                         74
     Collateral for securities on loan                                       69,828,195
     Investment advisory fee payable (Note 3)                                   530,701
     Administration fee payable                                                  10,840
     Custodian and accounting fees payable                                      122,387
   Accrued expenses                                                             245,987
                                                                         --------------
     Total liabilities                                                       76,648,794
                                                                         --------------
NET ASSETS                                                               $  989,621,924
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  939,049,810
   Accumulated net realized loss                                           (242,683,062)
   Unrealized appreciation on investments and foreign currency              291,289,799
   Undistributed net investment income                                        1,965,377
                                                                         --------------
     Total                                                               $  989,621,924
                                                                         ==============
NET ASSETS
   Class A                                                               $  987,723,024
                                                                         ==============
   Class B                                                                    1,230,403
                                                                         ==============
   Class E                                                                      668,497
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   13,896,999
                                                                         ==============
   Class B                                                                       17,876
                                                                         ==============
   Class E                                                                        9,581
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        71.07
                                                                         ==============
   Class B                                                                        68.83
                                                                         ==============
   Class E                                                                        69.77
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost                                                    $  659,983,351
**Cost of cash denominated in foreign currencies                                795,522

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

JANUS FORTY PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 4,685,074
    Interest (2)                                                                           421,492
                                                                                       -----------
       Total investment income                                                           5,106,566
                                                                                       -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                     3,161,114
    Administration fees                                                                     35,737
    Custody and accounting fees                                                             63,639
    Distribution fee--Class B                                                                  231
    Distribution fee--Class E                                                                   95
    Transfer agent fees                                                                      2,865
    Audit                                                                                   12,074
    Legal                                                                                    7,122
    Trustee fees and expenses                                                                4,248
    Shareholder reporting                                                                   86,846
    Insurance                                                                               21,756
    Other                                                                                    1,360
                                                                                       -----------
       Total expenses                                                                    3,397,087
       Less broker commission recapture                                                    (52,267)
                                                                                       -----------
    Net expenses                                                                         3,344,820
                                                                                       -----------
    Net investment income                                                                1,761,746
                                                                                       -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
       Investments                                                                      52,136,384
       Foreign currency                                                                     (4,050)
                                                                                       -----------
    Net realized gain on investments and foreign currency                               52,132,334
                                                                                       -----------
    Net change in unrealized appreciation on:
       Investments                                                                      45,280,768
       Foreign currency                                                                      3,319
                                                                                       -----------
    Net change in unrealized appreciation on investments and foreign currency           45,284,087
                                                                                       -----------
    Net realized and change in unrealized gain on investments and foreign currency      97,416,421
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $99,178,167
                                                                                       ===========

---------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $   198,346
(2)Interest income includes securities lending income of:                                   79,381

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

JANUS FORTY PORTFOLIO
                                                                                   Period Ended     Year Ended
                                                                                   June 30, 2007   December 31,
                                                                                    (Unaudited)        2006
                                                                                   -------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                           $   1,761,746  $    1,925,964
   Net realized gain on investments and foreign currency                              52,132,334     213,905,140
   Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                               45,284,087    (190,464,946)
                                                                                   -------------  --------------
   Net increase in net assets resulting from operations                               99,178,167      25,366,158
                                                                                   -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                          (1,749,977)
   From net realized losses
     Class A                                                                        (168,276,133)    (40,759,161)
                                                                                   -------------  --------------
   Net decrease in net assets resulting from distributions                          (170,026,110)    (40,759,161)
                                                                                   -------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                           5,205,415      11,746,522
     Class B                                                                           1,442,553              --
     Class E                                                                             751,486              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                         170,026,110      40,759,161
     Class B                                                                                  --              --
     Class E                                                                                  --              --
   Cost of shares repurchased
     Class A                                                                        (106,762,970)   (184,271,031)
     Class B                                                                            (211,684)             --
     Class E                                                                             (89,753)             --
                                                                                   -------------  --------------
   Net increase (decrease) in net assets from capital share transactions              70,361,157    (131,765,348)
                                                                                   -------------  --------------
TOTAL DECREASE IN NET ASSETS                                                            (486,786)   (147,158,351)
   Net assets at beginning of period                                                 990,108,710   1,137,267,061
                                                                                   -------------  --------------
   Net assets at end of period                                                     $ 989,621,924  $  990,108,710
                                                                                   =============  ==============
   Net assets at end of period includes undistributed net investment income        $   1,965,377  $    1,953,608
                                                                                   =============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


JANUS FORTY PORTFOLIO                                                  -------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007  ----------
                                                                        (UNAUDITED)      2006
                                                                       -------------- ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $ 77.64     $78.28
                                                                          -------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................       0.14 (a)   0.14 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       7.50       2.13
                                                                          -------     ------
Total from Investment Operations......................................       7.64       2.27
                                                                          -------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.15)        --
Distributions from Net Realized Capital Gains.........................     (14.06)     (2.91)
Return of Capital.....................................................         --         --
                                                                          -------     ------
Total Distributions...................................................     (14.21)     (2.91)
                                                                          -------     ------
NET ASSET VALUE, END OF PERIOD........................................    $ 71.07     $77.64
                                                                          =======     ======
TOTAL RETURN                                                                10.63%      3.08%
Ratio of Expenses to Average Net Assets...............................       0.69%*     0.73%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.70%*     0.73%
Ratio of Net Investment Income (Loss) to Average Net Assets...........       0.36%*     0.19%
Portfolio Turnover Rate...............................................       22.6%      60.5%
Net Assets, End of Period (in millions)...............................    $ 987.7     $990.1

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                               CLASS A
JANUS FORTY PORTFOLIO                                                  ---------------------------------------------

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------
                                                                           2005        2004++      2003++     2002++
                                                                       --------     --------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  66.23     $  55.41     $44.38     $ 60.30
                                                                       --------     --------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    (0.04)(a)    (0.09)(a)   0.07 (a)    0.14 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................    12.09        10.91 (a)  10.99 (a)  (15.24)(a)
                                                                       --------     --------     ------     -------
Total from Investment Operations......................................    12.05        10.82      11.06      (15.10)
                                                                       --------     --------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       --           --      (0.03)      (0.81)
Distributions from Net Realized Capital Gains.........................       --           --         --          --
Return of Capital.....................................................       --           --      (0.00)+     (0.01)
                                                                       --------     --------     ------     -------
Total Distributions...................................................       --           --      (0.03)      (0.82)
                                                                       --------     --------     ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  78.28     $  66.23     $55.41     $ 44.38
                                                                       ========     ========     ======     =======
TOTAL RETURN                                                              18.19 %      19.53 %    24.91%     (25.09)%
Ratio of Expenses to Average Net Assets...............................     0.78 %       0.82 %     0.82%       0.84 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.78 %       0.82 %     0.84%       0.84 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........    (0.06)%      (0.15)%     0.14%       0.27 %
Portfolio Turnover Rate...............................................     30.0 %       16.0 %     59.0%       52.0 %
Net Assets, End of Period (in millions)............................... $1,137.0     $1,042.0     $986.0      $864.0

                                                                           CLASS B
                                                                       ----------------
                                                                        FOR THE PERIOD
                                                                            ENDED
                                                                       JUNE 30, 2007(B)
                                                                         (UNAUDITED)
                                                                       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................      $66.33
                                                                            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................       (0.08)(a)
Net Realized/Unrealized Gain on Investments...........................        2.58
                                                                            ------
Total from Investment Operations......................................        2.50
                                                                            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................          --
Distributions from Net Realized Capital Gains.........................          --
Return of Capital.....................................................          --
                                                                            ------
Total Distributions...................................................          --
                                                                            ------
NET ASSET VALUE, END OF PERIOD........................................      $68.83
                                                                            ======
TOTAL RETURN                                                                  3.77 %
Ratio of Expenses to Average Net Assets...............................        0.96 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.97 %*
Ratio of Net Investment Loss to Average Net Assets....................       (0.66)%*
Portfolio Turnover Rate...............................................        22.6 %
Net Assets, End of Period (in millions)...............................      $  1.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/28/2007.
+  Rounds to less than $0.005 per share.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                           CLASS E
JANUS FORTY PORTFOLIO                                                  ----------------
                                                                        FOR THE PERIOD
                                                                            ENDED
                                                                       JUNE 30, 2007(B)
                                                                         (UNAUDITED)
                                                                       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................      $67.23
                                                                            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................       (0.07)(a)
Net Realized/Unrealized Gain on Investments...........................        2.61
                                                                            ------
Total from Investment Operations......................................        2.54
                                                                            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................          --
Distributions from Net Realized Capital Gains.........................          --
Return of Capital.....................................................          --
                                                                            ------
Total Distributions...................................................          --
                                                                            ------
NET ASSET VALUE, END OF PERIOD........................................      $69.77
                                                                            ======
TOTAL RETURN                                                                  3.78 %
Ratio of Expenses to Average Net Assets...............................        0.85 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.86 %*
Ratio of Net Investment Loss to Average Net Assets....................       (0.54)%*
Portfolio Turnover Rate...............................................        22.6 %
Net Assets, End of Period (in millions)...............................      $  0.7

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/28/2007.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Janus Forty Portfolio (formerly Janus Capital Appreciation Portfolio), which is non- diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B, and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                    Expiring    Expiring     Expiring    Expiring
Portfolio                Total     12/31/2009  12/31/2010   12/31/2011  12/31/2012
---------             ------------ ----------- ----------- ------------ -----------

Janus Forty Portfolio $293,010,804 $61,393,522 $74,123,366 $104,924,615 $52,569,301

On May 1, 2006, the Capital Appreciation Fund was reorganized into the Janus Capital Appreciation Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $338,668,642. The losses incurred by the Portfolio are subject to an annual limitation of $45,657,838.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Janus Capital Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                          Management Fees
                         earned by Manager
                        for the period ended
                           June 30, 2007
  Portfolio                 (Unaudited)      % per annum Average Daily Assets
  ---------             -------------------- ----------- --------------------

  Janus Forty Portfolio      $3,161,114         0.65%    First $1 Billion

                                                0.60%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                        Maximum Expense Ratio
                                        under current Expense
                                        Limitation Agreement
                                       ----------------------
                 Portfolio             Class A Class B Class E
                 ---------             ------- ------- -------

                 Janus Forty Portfolio  1.25%   1.50%   1.40%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                          Shares Issued             Net Increase
                                             Through                 (Decrease)
                       Beginning  Shares    Dividend      Shares     in Shares     Ending
                        Shares     Sold   Reinvestment  Repurchased Outstanding    Shares
                       ---------- ------- ------------- ----------- ------------ ----------

Janus Forty Portfolio

 Class A

 06/30/2007            12,753,231  72,630   2,497,079   (1,425,941)   1,143,768  13,896,999
 12/31/2006            14,528,622 153,034     550,130   (2,478,555)  (1,775,391) 12,753,231

 Class B

 04/28/2007-06/30/2007         --  21,007          --       (3,131)      17,876      17,876

 Class E

 04/28/2007-06/30/2007         --  10,864          --       (1,283)       9,581       9,581

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                Purchases                        Sales
                      ------------------------------ ------------------------------
                      U.S. Government Non-Government U.S. Government Non-Government
                      --------------- -------------- --------------- --------------

Janus Forty Portfolio       $--        $214,727,181        $--        $350,100,575

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------             ------------ ------------ -------------- --------------

 Janus Forty Portfolio $659,983,351 $300,335,057  $(9,049,097)   $291,285,960

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                        Value of    Value of
                                       Securities  Collateral
                                       ----------- -----------

                 Janus Forty Portfolio $68,211,668 $69,828,195

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                             Ordinary Income Long-Term Capital Gain      Total
                             --------------- ---------------------- ----------------
                             2006    2005       2006        2005       2006     2005
                             ----    ----     -----------   ----    ----------- ----

       Janus Forty Portfolio $--     $--     $40,759,161    $--     $40,759,161 $--

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                      Undistributed Undistributed     Net
                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                         Income         Gain      Appreciation   and Deferrals       Total
                      ------------- ------------- ------------ ------------------ ------------

Janus Forty Portfolio  $1,953,608   $168,219,513  $244,257,740   $(293,010,804)   $121,420,057

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                    Lazard
                               Mid-Cap Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six months ended June 30, 2007, the Lazard Mid-Cap Portfolio Class B returned 12.41% versus the 9.90% return of the Russell Midcap(R) Index/1/, the Portfolio's benchmark.

In the beginning of the year, stocks rose modestly, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. Then, a sharp selloff began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the rally in the Japanese yen, which implied that speculators were reversing the "carry trade." However, stocks recovered much of these losses in March. Equity markets proved to be resilient in April and May, rising steadily and ending the first two months of the second quarter with strong gains. Stocks performed well through May, ignoring a sharp rise in government bond yields as earnings reports continued to exceed investors' expectations. Merger activity provided a further boost to stocks. However, stocks experienced increased volatility in June, as the rise in interest rates accelerated and investors became increasingly cautious following news of potential hedge fund losses in the subprime mortgage market. The Federal Reserve decided to leave interest rates unchanged at the June meeting for the eighth time in the last 12 months, with inflation concerns and sustained economic growth as the main drivers behind its decision. High commodity prices coupled with a weaker U.S. dollar and a tight labor market have put pressure on consumer prices, underscoring the Fed's comment that, "a sustained moderation in inflation pressures has yet to be convincingly demonstrated." In addition, concerns about the future of the housing and subprime mortgage markets remain sources of uncertainty that surround the outlook for the economy. From a sector perspective, cyclical sectors of the market, such as materials, industrials, and energy, performed well as economic growth was resilient. Conversely, more economically defensive groups, such as areas of health care, consumer staples, and utilities, lagged. Financials were among the worst performing groups, as uncertainty surrounding the scope of the recent rise in subprime-loan defaults weighed on the sector.

For the year-to-date-period, performance benefited from solid broad-based stock selection, in some cases driven by robust corporate activity, as the Portfolio experienced five takeouts. Stock selection in consumer staples was one of the largest contributors to outperformance, as shares of Coca-Cola Enterprises, which bottles and distributes Coca-Cola Company (Coke) products, saw its stock rise, based on reports that Coke would purchase another beverage company in an effort to improve its portfolio of products. We believe that this kind of strategic purchase would significantly benefit Coca-Cola Enterprises. Holdings such as, Smithfield Foods, Constellation Brands, Kroger, and Pilgrim's Pride also performed well. In addition, solid

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

stock selection in the consumer discretionary sector aided performance, as the Portfolio's media holdings, including Idearc Inc. and R.H. Donnelley continued to perform well. However the overall impact in this sector was diminished, as shares of Liz Claiborne declined. The company reported disappointing earnings, due to a decline in wholesale-clothing sales to large department stores. However, we believe the company should benefit from a focus on its more profitable clothing lines and company-owned stores. Performance was also helped by stock selection in technology, as Avaya, Solectron, and CDW agreed to be acquired. Many of the takeout offers in the Portfolio were from private-equity firms, which show that these strategic buyers are focusing on attractive valuations and free cash flow. In addition, stock selection in financials helped returns, as shares of A.G. Edwards rose; Wachovia agreed to buy the company, creating the second-largest U.S. brokerage firm. Conversely, stock selection in health care detracted from returns, as shares of Sepracor declined due to reduced Medicare reimbursement rates for one of its major respiratory drugs. Returns were also hurt by stock selection in industrials and materials, as deeper cyclical stocks performed well.

OUTLOOK

While the multiyear rally in equities continues, a change in market leadership appears to be underway, as investors' risk tolerance moderates after an extended period of embracing risk. Historically, periods of slowing corporate-earnings growth have favored more consistently profitable companies, as investors seek out stability in a more adverse environment. Valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning highly cash-generative stocks are compelling. We believe the Portfolio is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer high returns on capital and high levels of free cash flow. As a result, we believe the Portfolio should perform well in these market conditions.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Coca-Cola Enterprises, Inc.   2.57%
                     --------------------------------------
                     Liz Claiborne, Inc.           2.47%
                     --------------------------------------
                     Pitney Bowes, Inc.            2.12%
                     --------------------------------------
                     Mellon Financial Corp.        2.08%
                     --------------------------------------
                     Citizens Communications Co.   1.97%
                     --------------------------------------
                     Ingram Micro, Inc.--Class A   1.96%
                     --------------------------------------
                     Idearc, Inc.                  1.94%
                     --------------------------------------
                     Dover Corp.                   1.90%
                     --------------------------------------
                     Hubbell, Inc.--Class B        1.87%
                     --------------------------------------
                     Barr Pharmaceuticals, Inc.    1.87%
                     --------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Energy                     23.6%
Technology                 17.9%
Industrials                16.0%
Cyclical                   14.0%
Basic Materials             9.6%
Financials                  9.4%
Non-Cyclical                7.5%
Communications              2.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

              Lazard Mid-Cap Portfolio    Russell Midcap(R) Index
              ------------------------    -----------------------
 10/9/2001            $10,000                    $10,000
12/31/2001             11,026                     11,463
12/31/2002              9,843                      9,608
12/31/2003             12,406                     13,457
12/31/2004             14,183                     16,177
12/31/2005             15,336                     18,225
12/31/2006             17,587                     21,005
 6/30/2007             19,769                     23,085




    ------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/07)
    ------------------------------------------------------------
                                                       Since
                               1 Year 3 Year 5 Year Inception/3/
    ------------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A         25.28% 13.92% 13.03%   11.53%
--  Class B                    25.04% 13.68% 12.80%   12.64%
    Class E                    25.14% 13.77% 12.91%   10.80%
    ------------------------------------------------------------
- - Russell Midcap(R) Index/1/ 20.83% 17.16% 16.39%   16.11%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,125.10       $3.74
  Hypothetical (5% return before expenses)     1,000.00      1,021.27        3.56
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,124.10       $5.06
  Hypothetical (5% return before expenses)     1,000.00      1,020.03        4.81
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,124.50       $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.53        4.31
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71%, 0.96%, and 0.86% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         ----------------------------------------------------------------

         COMMON STOCKS - 94.3%
         BANKS - 5.8%
         First Horizon National Corp.(a)....     274,010 $  10,686,390
         Hudson City Bancorp, Inc...........     890,000    10,875,800
         Huntington Bancshares, Inc.(a).....     470,700    10,703,718
         Marshall & Ilsley Corp.............     289,800    13,803,174
         Republic Bancorp, Inc. - Class A(a)          11           182
                                                         -------------
                                                            46,069,264
                                                         -------------
         BEVERAGES - 3.7%
         Coca-Cola Enterprises, Inc.........     851,200    20,428,800
         Constellation Brands, Inc.*(a).....     380,300     9,233,684
                                                         -------------
                                                            29,662,484
                                                         -------------
         BUILDING PRODUCTS - 2.2%
         Masco Corp.........................     346,300     9,859,161
         USG Corp.*(a)......................     146,800     7,199,072
                                                         -------------
                                                            17,058,233
                                                         -------------
         CHEMICALS - 0.5%
         Cabot Corp.........................      85,500     4,076,640
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 8.0%
         Cintas Corp.(a)....................     363,400    14,328,862
         Covanta Holding Corp.*(a)..........     447,700    11,035,805
         Pitney Bowes, Inc.(a)..............     360,700    16,887,974
         R.H. Donnelley Corp.*(a)...........     151,822    11,505,071
         Republic Services, Inc.............     313,650     9,610,236
                                                         -------------
                                                            63,367,948
                                                         -------------
         COMPUTERS & PERIPHERALS - 4.7%
         Ingram Micro, Inc. - Class A*......     719,100    15,611,661
         Seagate Technology.................     431,900     9,402,463
         Sun Microsystems, Inc.*............   2,290,300    12,046,978
                                                         -------------
                                                            37,061,102
                                                         -------------
         CONTAINERS & PACKAGING - 1.4%
         Ball Corp..........................     205,000    10,899,850
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
         Arrow Electronics, Inc.*...........     269,200    10,345,356
         Flextronics International, Ltd.*(a)   1,352,500    14,607,000
         Hubbell, Inc. - Class B............     274,500    14,883,390
                                                         -------------
                                                            39,835,746
                                                         -------------
         FINANCIAL - DIVERSIFIED - 4.7%
         AmeriCredit Corp.*(a)..............     302,400     8,028,720
         Ameriprise Financial, Inc..........     204,000    12,968,280
         Mellon Financial Corp..............     376,600    16,570,400
                                                         -------------
                                                            37,567,400
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Pilgrim's Pride Corp.(a)...........     239,600     9,145,532
         Smithfield Foods, Inc.*............     463,300    14,265,007
                                                         -------------
                                                            23,410,539
                                                         -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
         Applera Corp........................     372,600 $  11,379,204
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.2%
         Omnicare, Inc.(a)...................     273,200     9,851,592
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 3.3%
         Darden Restaurants, Inc.............     333,100    14,653,069
         Royal Caribbean Cruises, Ltd.(a)....     277,000    11,905,460
                                                          -------------
                                                             26,558,529
                                                          -------------
         HOUSEHOLD DURABLES - 1.0%
         Stanley Works (The)(a)..............     133,800     8,121,660
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.1%
         Fortune Brands, Inc.(a).............     105,800     8,714,746
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 1.6%
         Textron, Inc........................     112,000    12,332,320
                                                          -------------
         INSURANCE - 10.5%
         Aon Corp............................     321,600    13,703,376
         Conseco, Inc.*......................     466,700     9,749,363
         Lincoln National Corp...............     185,605    13,168,675
         OneBeacon Insurance Group, Ltd......     424,800    10,760,184
         PartnerRe, Ltd.(a)..................     164,173    12,723,407
         RenaissanceRe Holdings, Ltd.(a).....     208,000    12,893,920
         Willis Group Holdings, Ltd.(a)......     235,900    10,393,754
                                                          -------------
                                                             83,392,679
                                                          -------------
         IT CONSULTING & SERVICES - 0.8%
         DST Systems, Inc.*(a)...............      79,800     6,320,958
                                                          -------------
         MACHINERY - 1.9%
         Dover Corp..........................     295,400    15,109,710
                                                          -------------
         MEDIA - 3.4%
         Belo Corp.(a).......................     582,100    11,985,439
         Idearc, Inc.(a).....................     435,500    15,386,215
                                                          -------------
                                                             27,371,654
                                                          -------------
         METALS & MINING - 2.6%
         Foundation Coal Holdings, Inc.(a)...     226,500     9,204,960
         Massey Energy Co.(a)................     422,300    11,254,295
                                                          -------------
                                                             20,459,255
                                                          -------------
         OIL & GAS - 4.9%
         BJ Services Co......................     435,100    12,374,244
         Pride International, Inc.*..........     238,900     8,949,194
         Sunoco, Inc.........................     113,500     9,043,680
         Williams Cos., Inc. (The)...........     270,100     8,540,562
                                                          -------------
                                                             38,907,680
                                                          -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Louisiana-Pacific Corp.(a)..........     564,400    10,678,448
                                                          -------------
         PHARMACEUTICALS - 6.1%
         Barr Pharmaceuticals, Inc.*(a)......     296,000    14,868,080
         Hospira, Inc.*......................     348,600    13,609,344

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Sepracor, Inc.*.........................     164,800 $   6,760,096
       Warner Chilcott, Ltd.*(a)...............     720,900    13,041,081
                                                            -------------
                                                               48,278,601
                                                            -------------
       REAL ESTATE - 1.3%
       CBL & Associates Properties, Inc. (REIT)     285,800    10,303,090
                                                            -------------
       RETAIL - SPECIALTY - 6.1%
       Foot Locker, Inc........................     664,700    14,490,460
       Liz Claiborne, Inc.(a)..................     525,700    19,608,610
       Pacific Sunwear of California, Inc.*....     443,200     9,750,400
       Talbots, Inc. (The)(a)..................     197,900     4,953,437
                                                            -------------
                                                               48,802,907
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.4%
       Analog Devices, Inc.....................     205,700     7,742,548
       QLogic Corp.*...........................     663,900    11,053,935
                                                            -------------
                                                               18,796,483
                                                            -------------
       SOFTWARE - 1.1%
       Sybase, Inc.*...........................     350,200     8,366,278
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
       Citizens Communications Co.(a)..........   1,025,100    15,653,277
       NeuStar, Inc. - Class A*................      63,000     1,817,713
                                                            -------------
                                                               17,470,990
                                                            -------------
       TRANSPORTATION - 1.2%
       YRC Worldwide, Inc.*(a).................     259,100     9,534,880
                                                            -------------
       Total Common Stocks
       (Cost $699,469,740)                                    749,760,870
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENT - 4.8%
       State Street Bank & Trust Co.,
         Repurchase Agreement dated 06/29/07
         at 3.400% to be repurchased at
         $37,854,722 on 07/02/07 collateralized
         by $38,700,000 FNMA at 5.990% due
         04/18/17 with a value of $38,603,250.
         (Cost - $37,844,000)................... $37,844,000   37,844,000
                                                             ------------

       TOTAL INVESTMENTS - 99.1%
       (Cost $737,313,740)                                    787,604,870
                                                             ------------

       Other Assets and Liabilities (net) - 0.9%                7,160,259
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $794,765,129
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $174,940,600 and the collateral received consisted of cash in the amount of $179,507,648.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LAZARD MID-CAP PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $749,760,870
   Repurchase Agreement                                                    37,844,000
   Cash                                                                           855
   Cash denominated in foreign currencies**                                         1
   Collateral for securities on loan                                      179,507,648
   Receivable for investments sold                                         12,089,824
   Receivable for Trust shares sold                                           939,607
   Dividends receivable                                                       641,391
   Interest receivable                                                          3,574
                                                                         ------------
     Total assets                                                         980,787,770
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  5,379,988
     Trust shares redeemed                                                    384,324
     Distribution and services fees - Class B                                  58,759
     Distribution and services fees - Class E                                   6,045
     Collateral for securities on loan                                    179,507,648
     Investment advisory fee payable (Note 3)                                 445,435
     Administration fee payable                                                 8,592
     Custodian and accounting fees payable                                     95,894
   Accrued expenses                                                           135,956
                                                                         ------------
     Total liabilities                                                    186,022,641
                                                                         ------------
NET ASSETS                                                               $794,765,129
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $703,659,149
   Accumulated net realized gain                                           39,160,689
   Unrealized appreciation on investments                                  50,291,130
   Undistributed net investment income                                      1,654,161
                                                                         ------------
     Total                                                               $794,765,129
                                                                         ============
NET ASSETS
   Class A                                                               $457,833,863
                                                                         ============
   Class B                                                                287,333,091
                                                                         ============
   Class E                                                                 49,598,175
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 32,600,197
                                                                         ============
   Class B                                                                 20,553,293
                                                                         ============
   Class E                                                                  3,540,133
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.04
                                                                         ============
   Class B                                                                      13.98
                                                                         ============
   Class E                                                                      14.01
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $699,469,740
**Cost of cash denominated in foreign currencies                                    1

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LAZARD MID-CAP PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $ 4,358,209
   Interest (1)                                                               730,840
                                                                          -----------
       Total investment income                                              5,089,049
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,280,602
   Administration fees                                                         24,498
   Custody and accounting fees                                                 19,065
   Distribution fee - Class B                                                 304,951
   Distribution fee - Class E                                                  32,221
   Transfer agent fees                                                         14,511
   Audit                                                                       11,312
   Legal                                                                       10,359
   Trustee fees and expenses                                                    7,027
   Shareholder reporting                                                       25,052
   Insurance                                                                    3,735
   Other                                                                          892
                                                                          -----------
       Total expenses                                                       2,734,225
       Less broker commission recapture                                       (64,661)
                                                                          -----------
   Net expenses                                                             2,669,564
                                                                          -----------
   Net investment income                                                    2,419,485
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                         71,496,574
                                                                          -----------
   Net realized gain on investments                                        71,496,574
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          1,849,599
                                                                          -----------
   Net change in unrealized appreciation on investments                     1,849,599
                                                                          -----------
   Net realized and change in unrealized gain on investments               73,346,173
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $75,765,658
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $    50,023

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LAZARD MID-CAP PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,419,485  $  2,657,173
   Net realized gain on investments and futures contracts                  71,496,574    24,967,756
   Net change in unrealized appreciation on investments                     1,849,599    33,713,317
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    75,765,658    61,338,246
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (2,359,453)     (604,066)
     Class B                                                                 (841,667)     (617,620)
     Class E                                                                 (220,835)     (126,614)
   From net realized gains
     Class A                                                              (32,336,865)  (13,270,801)
     Class B                                                              (20,992,665)  (24,211,011)
     Class E                                                               (3,958,801)   (3,826,111)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (60,710,286)  (42,656,223)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                               91,147,798   209,238,546
     Class B                                                               74,551,695    19,609,795
     Class E                                                               14,124,895     4,348,643
   Net asset value of shares issued through acquisition
     Class A                                                               52,674,423            --
     Class B                                                               11,229,550            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               34,696,318    13,874,867
     Class B                                                               21,834,332    24,828,631
     Class E                                                                4,179,636     3,952,725
   Cost of shares repurchased
     Class A                                                              (23,720,940)  (15,429,381)
     Class B                                                              (60,549,468)  (30,758,205)
     Class E                                                               (5,536,231)   (5,369,828)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             214,632,008   224,295,793
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              229,687,380   242,977,816
   Net assets at beginning of period                                      565,077,749   322,099,933
                                                                         ------------  ------------
   Net assets at end of period                                           $794,765,129  $565,077,749
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,654,161  $  2,656,631
                                                                         ============  ============


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS A
LAZARD MID-CAP PORTFOLIO                                               ----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  -------------------------------------------
                                                                        (UNAUDITED)      2006       2005       2004       2003
                                                                       -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $13.74     $13.65     $14.13     $12.33     $ 9.85
                                                                           ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.06 (a)   0.10 (a)   0.04 (a)   0.08 (a)   0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       1.61       1.75       1.16       1.72       2.58
                                                                           ------     ------     ------     ------     ------
Total from Investment Operations......................................       1.67       1.85       1.20       1.80       2.59
                                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.09)     (0.08)     (0.06)        --      (0.01)
Distributions from Net Realized Capital Gains.........................      (1.28)     (1.68)     (1.62)        --      (0.10)
                                                                           ------     ------     ------     ------     ------
Total Distributions...................................................      (1.37)     (1.76)     (1.68)        --      (0.11)
                                                                           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $14.04     $13.74     $13.65     $14.13     $12.33
                                                                           ======     ======     ======     ======     ======
TOTAL RETURN                                                                12.51%     14.87%      8.40%     14.60%     26.42%
Ratio of Expenses to Average Net Assets**.............................       0.71%*     0.77%      0.79%      0.85%      0.93%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A        N/A       0.92%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.73%*     0.80%      0.82%(c)   0.83%(c)   0.96%(c)
Ratio of Net Investment Income to Average Net Assets..................       0.84%*     0.76%      0.63%      0.59%      0.10%
Portfolio Turnover Rate...............................................       59.7%      65.4%     170.0%      90.7%      36.2%
Net Assets, End of Period (in millions)...............................     $457.8     $312.2      $89.0      $58.8       $4.5

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LAZARD MID-CAP PORTFOLIO                                               --------


                                                                       --------
                                                                         2002(B)
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 10.98
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (1.15)
                                                                       -------
Total from Investment Operations......................................   (1.12)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.00)+
Distributions from Net Realized Capital Gains.........................   (0.01)
                                                                       -------
Total Distributions...................................................   (0.01)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  9.85
                                                                       =======
TOTAL RETURN                                                            (10.18)%
Ratio of Expenses to Average Net Assets**.............................    0.90%*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.86%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.64%*
Ratio of Net Investment Income to Average Net Assets..................    0.26%*
Portfolio Turnover Rate...............................................    37.1%
Net Assets, End of Period (in millions)...............................    $4.2

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS B
LAZARD MID-CAP PORTFOLIO                                               ----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  -------------------------------------------
                                                                        (UNAUDITED)      2006       2005       2004       2003
                                                                       -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $13.65     $13.57     $14.05     $12.29     $ 9.83
                                                                           ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................       0.04 (a)   0.06 (a)   0.05 (a)   0.02(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................       1.62       1.74       1.10       1.74       2.57
                                                                           ------     ------     ------     ------     ------
Total from investment operations......................................       1.66       1.80       1.15       1.76       2.56
                                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.05)     (0.04)     (0.01)        --      (0.00)+
Distributions from Net Realized Capital Gains.........................      (1.28)     (1.68)     (1.62)        --      (0.10)
                                                                           ------     ------     ------     ------     ------
Total Distributions...................................................      (1.33)     (1.72)     (1.63)        --      (0.10)
                                                                           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $13.98     $13.65     $13.57     $14.05     $12.29
                                                                           ======     ======     ======     ======     ======
TOTAL RETURN                                                                12.41%     14.67%      8.06%     14.32%     26.03%
Ratio of Expenses to Average Net Assets**.............................       0.96%*     1.02%      1.03%      1.08%      1.19%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A        N/A       1.19%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.98%*     1.05%      1.07%(b)   1.03%(b)   1.15%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...........       0.59%*     0.48%      0.38%      0.16%     (0.08)%
Portfolio Turnover Rate...............................................       59.7%      65.4%     170.0%      90.7%      36.2%
Net Assets, End of Period (in millions)...............................     $287.3     $216.8     $200.4     $211.0     $211.8

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LAZARD MID-CAP PORTFOLIO                                               --------


                                                                       --------
                                                                          2002
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 11.02
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................      -- (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (1.18)
                                                                       -------
Total from investment operations......................................   (1.18)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.00)+
Distributions from Net Realized Capital Gains.........................   (0.01)
                                                                       -------
Total Distributions...................................................   (0.01)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  9.83
                                                                       =======
TOTAL RETURN                                                            (10.73)%
Ratio of Expenses to Average Net Assets**.............................    1.15%
Ratio of Expenses to Average Net Assets After Broker Rebates**........    1.12%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.91%
Ratio of Net Investment Income (Loss) to Average Net Assets...........      --%
Portfolio Turnover Rate...............................................    37.1%
Net Assets, End of Period (in millions)...............................   $32.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD
ENDED:

                                                                                  CLASS E
LAZARD MID-CAP PORTFOLIO                           ------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                       ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 2007  ---------------------------------------------------
                                                    (UNAUDITED)      2006       2005       2004       2003      2002(B)
                                                   -------------- ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $13.69     $13.61     $14.10     $12.32     $ 9.84     $ 11.60
                                                       ------     ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.05 (a)   0.08 (a)   0.07 (a)   0.04 (a)   0.00+(a)    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments       1.62       1.74       1.10       1.74       2.58       (1.76)
                                                       ------     ------     ------     ------     ------     -------
Total from Investment Operations..................       1.67       1.82       1.17       1.78       2.58       (1.75)
                                                       ------     ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............      (0.07)     (0.06)     (0.04)        --      (0.00)+     (0.00)+
Distributions from Net Realized Capital Gains.....      (1.28)     (1.68)     (1.62)        --      (0.10)      (0.01)
                                                       ------     ------     ------     ------     ------     -------
Total Distributions...............................      (1.35)     (1.74)     (1.66)        --      (0.10)      (0.01)
                                                       ------     ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD....................     $14.01     $13.69     $13.61     $14.10     $12.32     $  9.84
                                                       ======     ======     ======     ======     ======     =======
TOTAL RETURN                                            12.45%     14.74%      8.23%     14.45%     26.35%     (15.17)%
Ratio of Expenses to Average Net Assets**.........       0.86%*     0.93%      0.93%      0.98%      1.09%       1.05%*
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................        N/A        N/A        N/A        N/A       1.08%       1.02%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................       0.88%*     0.95%      0.97%(c)   0.94%(c)   1.07%(c)    1.75%*
Ratio of Net Investment Income to Average Net
  Assets..........................................       0.68%*     0.58%      0.49%      0.29%      0.02%       0.13%*
Portfolio Turnover Rate...........................       59.7%      65.4%     170.0%      90.7%      36.2%       37.1%
Net Assets, End of Period (in millions)...........     $ 49.6     $ 36.0      $32.6      $30.5      $19.8        $4.3

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Lazard Mid-Cap Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lazard Asset Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                           Management Fees
                          earned by Manager
                         for the period ended
Portfolio                   June 30, 2007     % per annum    Average Daily Assets
---------                -------------------- ----------- --------------------------
Lazard Mid-Cap Portfolio      $2,280,602          0.70%   First $500 Million
                                                 0.675%   $500 Million to $1 Billion
                                                  0.60%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense
                                          Limitation Agreement
                                         ----------------------
                Portfolio                Class A Class B Class E
                ---------                ------- ------- -------

                Lazard Mid-Cap Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                               Shares Issued
                                               in Connection Shares Issued
                                                   with         Through                Net Increase
                         Beginning    Shares    Acquisition    Dividend      Shares     in Shares     Ending
                          Shares       Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
-                        ---------- ---------- ------------- ------------- ----------- ------------ ----------

Lazard Mid-Cap Portfolio

 Class A

 06/30/2007              22,731,003  6,437,770   2,549,182     2,553,077   (1,670,835)   9,869,194  32,600,197
 12/31/2006               6,521,885 16,287,983          --     1,117,139   (1,196,004)  16,209,118  22,731,003

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


                                 Shares Issued
                                 in Connection Shares Issued
                                     with         Through                Net Increase
            Beginning   Shares    Acquisition    Dividend      Shares     in Shares     Ending
             Shares      Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
-           ---------- --------- ------------- ------------- ----------- ------------ ----------

 Class B

 06/30/2007 15,879,390 5,358,085   2,117,803     1,612,580   (4,414,565)  4,673,903   20,553,293
 12/31/2006 14,764,291 1,480,841          --     2,008,789   (2,374,531)  1,115,099   15,879,390

 Class E

 06/30/2007  2,630,859   999,516          --       308,005     (398,247)    909,274    3,540,133
 12/31/2006  2,398,654   327,829          --       319,026     (414,650)    232,205    2,630,859

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government Non-Government
                         --------------- -------------- --------------- --------------

Lazard Mid-Cap Portfolio       $--        $449,149,489        $--        $377,026,275

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                           Federal       Gross         Gross
                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                    Cost     Appreciation (Depreciation)  Appreciation
---------                ------------ ------------ -------------- --------------

Lazard Mid-Cap Portfolio $737,313,740 $62,359,175   $(12,068,045)  $50,291,130

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of     Value of
                                         Securities   Collateral
                                        ------------ ------------

               Lazard Mid-Cap Portfolio $174,940,600 $179,507,648

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                             Ordinary Income     Long-Term Capital Gain           Total
                         ----------------------- ----------------------- -----------------------
                            2006        2005        2006        2005        2006        2005
                         ----------- ----------- ----------- ----------- ----------- -----------

Lazard Mid-Cap Portfolio $16,553,650 $16,954,128 $26,102,573 $17,832,117 $42,656,223 $34,786,245

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed     Net
                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                            Income         Gain      Appreciation   and Deferrals       Total
                         ------------- ------------- ------------ ------------------ -----------

Lazard Mid-Cap Portfolio  $21,197,245   $6,713,694   $38,873,059         $--         $66,783,998

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



8. ACQUISITIONS

On April 30, 2007, Lazard Mid-Cap Portfolio ("Lazard") acquired all the net assets of Met/Putnam Capital Opportunities Portfolio ("Met/Putnam") and Pioneer Mid-Cap Value Portfolio ("Pioneer"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by Met/Putnam and Pioneer shareholders on April 24, 2007. The acquisition was accomplished by a tax-free exchange of 2,549,182 Class A shares of Lazard (valued at $35.0 Million), 822,075 Class B shares of Lazard (valued at $11.2 Million) and 1,295,728 Class B shares of Pioneer (valued at $17.7 Million) in exchange for the 2,220,759 Class A and 722,871 Class B shares of Met/Putnam and 1,561,719 Class A shares of Pioneer outstanding on April 27, 2007. Met/Putnam Class A net assets at that date ($35.0 Million) and Class B net assets at that date ($11.2 Million), including $6,677,258 and $1,011,369 of unrealized appreciation and approximately $24,438,292 and $1,776,210 of accumulated net realized gains, were combined with those of Lazard Class A and Class B, respectively. Pioneer Class A net assets at that date ($17.7 Million), including $1,577,984 of unrealized appreciation and approximately $706,258 of accumulated net realized gains, were combined with those of Lazard Class B. The aggregate Class A and Class B net assets of Lazard immediately before the acquisition were $383,289,168 and $247,171,254, respectively. The aggregate Class A and Class B net assets of Met/Putnam immediately before the acquisition were $34,974,776 and $11,229,550, respectively. The aggregate Class A net assets of Pioneer immediately before the acquisition was $17,699,647. The aggregate Class A and Class B net assets of Lazard immediately after the acquisition were $418,263,944 and $276,100,451, respectively.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                              Legg Mason Partners
                          Aggressive Growth Portfolio
               (formerly Legg Mason Aggressive Growth Portfolio)

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO    FOR THE PERIOD ENDED 6/30/07
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



MARKET REVIEW AND OUTLOOK

The first half of 2007 saw U.S. equity markets move higher, with the Dow Jones Industrial Average/1/ and other major stock market indexes exiting the second quarter just a few percentage points below all-time or multi-year highs. The catalysts for the advance included strong corporate earnings, abundant liquidity and a continuation of the strong mergers and acquisitions (M&A) trends of the past 12 months. During the period, the Federal Reserve ("Fed")/2/ kept short term interest rates unchanged, a sign that Fed members believe we are in a period of decent, albeit slowing, growth and relatively benign core inflation. The Dow industrials ended the first half of the year with a 7.6% gain.

We began the second quarter just weeks removed from the 6% correction in the major averages of late February/early March. At the end of the first quarter, we wrote that "whether or not the short and sharp decline seen in the first quarter will prove the end of the pullback or the beginning of a longer correction remains to be seen, but we are presently more confident in the potential for the bull market to proceed apace than we were at the start of the year."

Perhaps the most encouraging derivative of the strong equity markets in the second quarter was that the advance was met with increasingly skittish headlines. Investor concern grew over the rising sub-prime mortgage defaults in the U.S. and the effect that the backup in long-term interest rates could have on the future funding of levered transactions. As has been stated often, we believe a healthy bull market is one that climbs a proverbial "wall of worry," and the market of 2007 has so far fit this pattern nicely.

We remain generally constructive in our view toward the equity markets, and our portfolio holdings in particular. We continue to believe that with corporate balance sheets flush with cash, we should continue to see stock buybacks, dividend increases and a proliferation of M&A activity. In fact, it is our view that the change in administrations in 2008 should only serve to accelerate large cash transactions amongst corporations. Given this backdrop, we believe the primary bull market that began in the spring of 2003 is intact, and would view future pullbacks or corrections in the market constructively.

PORTFOLIO PERFORMANCE REVIEW AND STRATEGY

For the first half of 2007, the Portfolio's relative underperformance compared with the Russell 3000(R) Growth Index was largely due to stock selection, with sector selection having only a slightly negative impact on the Portfolio during the six-month period.

In particular, stock selection in health care was the leading detractor to Portfolio performance, with stock selection in information technology (IT) and financials also weighing down relative performance. Sector allocation detracted the most from performance in health care, cash holdings, IT and industrials. The Portfolio was significantly overweight in health care and significantly underweight in IT. Stock selection in energy and industrials were the top positive contributions to performance during the six month period. The energy sector, where the Portfolio was significantly overweight, made a positive contribution to Portfolio performance. It is important to note that the Portfolio's sector allocation and corresponding over- or underweight positions were, as usual, effectively a byproduct of the manager's bottom-up, stock selection process rather than the result of any top-down strategy or questions of benchmark sensitivity.

Among individual stocks in the Portfolio, Weatherford International Ltd., Anadarko Petroleum and Grant Prideco Inc. in the energy sector, and Cablevision Systems Corp. in consumer discretionary and Tyco International Ltd. in the industrial sector, contributed positively to performance. The largest contributors to Portfolio performance in the quarter were our energy sector holdings in both the service/drilling and exploration/production (E&P) industries. We view the growth of these businesses as an important trend, which still may not be fully discounted. The service companies continue to grow earnings substantially, especially internationally. We also believe it could prove cheaper for major/national oil companies to acquire reserves on the NYSE than it would be to drill on their own, which could lift the valuations of the E&P companies.

Detractors included Amgen Inc., Forest Laboratories Inc., UnitedHealth Group Inc. in health care, Merrill Lynch & Co. in financials, and Micron Technology Inc. in IT. The health care and technology holdings suffered from stock-specific concerns.

In line with our buy-and-hold approach, portfolio turnover during the six-month period remained low/3/, with the only significant sale being Biosite, a medical device maker, following the announcement of a proposed acquisition that drove the company's stock up dramatically in March. Citadel Broadcasting Corp. was the only significant addition, acquired through Walt Disney Co.'s spin-off of its ABC Radio assets. As of June 30, the Portfolio was overweight in the health care, energy and consumer discretionary and financials, and underweight in IT and industrials. The Portfolio had no substantial holdings in consumer staples, materials and utilities during the six-month period.
--------
/1/ The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies. Please note an investor cannot directly invest in an index.

/2/ The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/3/ There is no guarantee low turnover will continue.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO    FOR THE PERIOD ENDED 6/30/07
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


As we have said in the past, our goal is to buy and hold quality companies that are showing consistent earnings and/or cash flow growth. While we offer our market/macroeconomic thoughts above, it is the fundamental success or failure of our companies that will determine the success or failure of our portfolios. To use a baseball analogy, our goal is to hit for a high average/slugging percentage, and we believe that to hit a curveball, you need to keep your focus on the pitch, not the positioning of the fielders.

Keep in mind, the portfolio may invest a significant portion of its assets in small- and mid-cap companies which may be more volatile than an investment that focuses only on large-cap companies. The statistics have been obtained from sources believed to be reliable, but the accuracy and completeness of this information cannot be guaranteed. Portfolio holdings and characteristics subject to change.

Limited investments may be made in ADRs and stocks of non-U.S. companies which involve risks in addition to those ordinarily associated with investing in domestic securities, including the potentially negative effects of currency fluctuations, political and economic developments, foreign taxation and differences in auditing and other financial standards. International investing may not be suitable for everyone.

 RICHARD FREEMAN                        EVAN BAUMAN
 Portfolio Manager                      Co-Portfolio Manager
 CLEARBRIDGE ADVISORS, LLC              CLEARBRIDGE ADVISORS, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                                     Percent of
Description                                                          Net Assets
-------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                               8.50%
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                               7.75%
-------------------------------------------------------------------------------
Weatherford International, Ltd.                                        6.21%
-------------------------------------------------------------------------------
Genzyme Corp.                                                          5.43%
-------------------------------------------------------------------------------
Biogen Idec, Inc.                                                      5.12%
-------------------------------------------------------------------------------
Tyco International, Ltd.                                               4.87%
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                         4.49%
-------------------------------------------------------------------------------
Comcast Corp. Special - Class A                                        4.25%
-------------------------------------------------------------------------------
Forest Laboratories, Inc.                                              3.82%
-------------------------------------------------------------------------------
Amgen, Inc.                                                            3.78%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO    FOR THE PERIOD ENDED 6/30/07
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

          LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
         CLEARBRIDGE ADVISORS, LLC VS. RUSSELL 3000(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Legg Mason Partners        Russell 3000(R)
             Aggressive Growth Portfolio     Growth Index
             ---------------------------    ---------------
 2/12/2001            $10,000                  $10,000
12/31/2001              7,400                    7,512
12/31/2002              5,341                    5,406
12/31/2003              6,991                    7,081
12/31/2004              7,582                    7,571
12/31/2005              8,611                    7,963
12/31/2006              8,461                    8,716
 6/30/2007              8,932                    9,433


    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------------
    Legg Mason Partners
    Aggressive Growth
    Portfolio--Class A               6.12% 7.47%  7.62%     3.66%
--  Class B                          5.97% 7.25%  7.37%    -1.76%
    Class E                          6.15% 7.34%     --    11.61%
    -----------------------------------------------------------------
- - Russell 3000(R) Growth Index/1/ 18.84% 8.97%  9.58%    -0.91%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of Class A and E shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 3000(R) Growth Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with higher price-to- book ratios and higher forecasted growth values. The Index does not include Fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 12/31/06      6/30/07       1/1/07-6/30/07
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                           $1,000.00     $1,057.30       $3.37
  Hypothetical (5% return before expenses)          1,000.00      1,021.52        3.31
-----------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                           $1,000.00     $1,055.70       $4.64
  Hypothetical (5% return before expenses)          1,000.00      1,020.28        4.56
-----------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                           $1,000.00     $1,056.20       $4.13
  Hypothetical (5% return before expenses)          1,000.00      1,020.78        4.06
-----------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.66%, 0.91%, and 0.81% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

 ------------------------------------------------------------------------------
                                                                    VALUE
 SECURITY DESCRIPTION                                 SHARES       (NOTE 2)
 ------------------------------------------------------------------------------

 COMMON STOCKS - 92.8%
 AEROSPACE & DEFENSE - 2.6%
 L-3 Communications Holdings, Inc.(a)..............     285,700 $    27,824,323
                                                                ---------------
 BIOTECHNOLOGY - 16.0%
 Amgen, Inc.*......................................     716,700      39,626,343
 Biogen Idec, Inc.*................................   1,003,500      53,687,250
 BioMimetic Therapeutics, Inc.*(a).................     145,000       2,266,350
 Genzyme Corp.*....................................     883,200      56,878,080
 ImClone Systems, Inc.*(a).........................     418,500      14,798,160
                                                                ---------------
                                                                    167,256,183
                                                                ---------------
 COMMUNICATIONS EQUIPMENT & SERVICES - 2.6%
 C-COR, Inc.*(a)...................................     265,200       3,728,712
 DSP Group, Inc.*..................................     106,400       2,178,008
 Motorola, Inc.....................................     817,300      14,466,210
 Nokia Oyj (ADR)...................................     238,100       6,692,991
                                                                ---------------
                                                                     27,065,921
                                                                ---------------
 COMPUTERS & PERIPHERALS - 2.6%
 SanDisk Corp.*(a).................................     402,400      19,693,456
 Seagate Technology(a).............................     354,400       7,715,288
                                                                ---------------
                                                                     27,408,744
                                                                ---------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
 Broadcom Corp. - Class A*.........................     540,300      15,803,775
                                                                ---------------
 ENERGY EQUIPMENT & SERVICES - 3.3%
 Grant Prideco, Inc.*..............................     634,400      34,149,752
                                                                ---------------
 FINANCIAL - DIVERSIFIED - 8.1%
 CIT Group, Inc....................................      79,400       4,353,502
 Lehman Brothers Holdings, Inc.....................     631,700      47,074,284
 Merrill Lynch & Co., Inc..........................     402,100      33,607,518
                                                                ---------------
                                                                     85,035,304
                                                                ---------------
 HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
 Johnson & Johnson.................................     185,300      11,418,186
                                                                ---------------
 HEALTH CARE PROVIDERS & SERVICES - 7.7%
 UnitedHealth Group, Inc...........................   1,587,400      81,179,636
                                                                ---------------
 INDUSTRIAL - DIVERSIFIED - 4.9%
 Tyco International, Ltd...........................   1,510,100      51,026,279
                                                                ---------------
 MACHINERY - 1.0%
 Pall Corp.........................................     238,100      10,950,219
                                                                ---------------
 MEDIA - 15.3%
 Cablevision Systems Corp.*........................     789,900      28,586,481
 CBS Corp..........................................      79,400       2,645,608
 Citadel Broadcasting Corp.(a).....................      38,590         248,906
 Comcast Corp. - Class A*..........................     159,000       4,471,080
 Comcast Corp. Special - Class A*..................   1,591,100      44,487,156
 Liberty Media Holding Corp. - Class A*............      79,200       9,320,256
 Liberty Media Holding Corp. - Interactive - Class
   A*..............................................     344,200       7,685,986

 ---------------------------------------------------------------------------------
                                                                       VALUE
 SECURITY DESCRIPTION                                 SHARES          (NOTE 2)
 ---------------------------------------------------------------------------------

 MEDIA - CONTINUED
 Sirius Satellite Radio, Inc.*(a)..................   1,981,200    $     5,983,224
 Time Warner, Inc..................................   1,726,000         36,315,040
 Viacom, Inc. - Class A*...........................      79,600          3,313,748
 Walt Disney Co. (The).............................     502,500         17,155,350
                                                                   ---------------
                                                                       160,212,835
                                                                   ---------------
 OIL & GAS - 14.7%
 Anadarko Petroleum Corp...........................   1,713,300         89,074,467
 Weatherford International, Ltd.*(a)...............   1,178,100         65,078,244
                                                                   ---------------
                                                                       154,152,711
                                                                   ---------------
 PHARMACEUTICALS - 6.7%
 Forest Laboratories, Inc.*........................     877,200         40,044,180
 Genentech, Inc.*..................................      58,200          4,403,412
 King Pharmaceuticals, Inc.*(a)....................     423,700          8,668,902
 Millennium Pharmaceuticals, Inc.*(a)..............     477,900          5,051,403
 Teva Pharmaceutical Industries, Ltd. (ADR)........      52,900          2,182,125
 Valeant Pharmaceuticals International(a)..........     325,100          5,425,919
 Vertex Pharmaceuticals, Inc.*(a)..................     158,900          4,538,184
                                                                   ---------------
                                                                        70,314,125
                                                                   ---------------
 RETAIL - SPECIALTY - 0.2%
 Charming Shoppes, Inc.*...........................     177,100          1,917,993
                                                                   ---------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
 Cirrus Logic, Inc.*(a)............................     291,400          2,418,620
 Cree, Inc.*(a)....................................     109,800          2,838,330
 Intel Corp........................................     264,900          6,294,024
 Micron Technology, Inc.*(a).......................   1,405,100         17,605,903
 Teradyne, Inc.*...................................     264,500          4,649,910
                                                                   ---------------
                                                                        33,806,787
                                                                   ---------------
 SOFTWARE - 0.9%
 Autodesk, Inc.*...................................     193,000          9,086,440
                                                                   ---------------
 TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
 Liberty Global, Inc.*(a)..........................      52,900          2,171,015
 RF Micro Devices, Inc.*(a)........................     317,900          1,983,696
                                                                   ---------------
                                                                         4,154,711
                                                                   ---------------
 Total Common Stocks (Cost $902,955,606)                               972,763,924
                                                                   ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
                                                       PAR           VALUE
SECURITY DESCRIPTION                                  AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 7.2%
State Street Bank & Trust Co., Repurchase
  Agreement dated 06/29/07 at 4.720% to
  be repurchased at $75,069,516 on 07/02/07
  collateralized by $77,535,000 FHLB at 4.375%
  due 09/17/10 with a value of $76,545,653. (Cost
  - $75,040,000).................................. $ 75,040,000 $    75,040,000
                                                                ---------------

TOTAL INVESTMENTS - 100.0% (Cost $977,995,606)                    1,047,803,924
                                                                ---------------

Other Assets and Liabilities (net) - 0.0%                               (94,203)
                                                                ---------------

TOTAL NET ASSETS - 100.0%                                       $ 1,047,709,721
                                                                ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $78,744,667 and the collateral received consisted of cash in the amount of $81,234,142.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                               $  972,763,924
   Repurchase Agreement                                              75,040,000
   Cash                                                                     735
   Collateral for securities on loan                                 81,234,142
   Receivable for Trust shares sold                                   1,035,974
   Dividends receivable                                                  58,452
   Interest receivable                                                   19,677
                                                                 --------------
      Total assets                                                1,130,152,904
                                                                 --------------
LIABILITIES
   Payables for:
      Trust shares redeemed                                             313,446
      Distribution and services fees--Class B                            50,634
      Distribution and services fees--Class E                               687
      Collateral for securities on loan                              81,234,142
      Investment advisory fee payable (Note 3)                          535,071
      Administration fee payable                                         11,199
      Custodian and accounting fees payable                             216,761
   Accrued expenses                                                      81,243
                                                                 --------------
      Total liabilities                                              82,443,183
                                                                 --------------
NET ASSETS                                                       $1,047,709,721
                                                                 ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                               $  973,294,703
   Accumulated net realized gain                                      4,302,019
   Unrealized appreciation on investments and foreign currency       69,808,318
   Undistributed net investment income                                  304,681
                                                                 --------------
      Total                                                      $1,047,709,721
                                                                 ==============
NET ASSETS
   Class A                                                       $  799,962,563
                                                                 ==============
   Class B                                                          242,344,188
                                                                 ==============
   Class E                                                            5,402,970
                                                                 ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                          102,909,269
                                                                 ==============
   Class B                                                           31,645,943
                                                                 ==============
   Class E                                                              702,853
                                                                 ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                       $         7.77
                                                                 ==============
   Class B                                                                 7.66
                                                                 ==============
   Class E                                                                 7.69
                                                                 ==============

-------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements            $  902,955,606

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 1,944,359
   Interest (2)                                                             1,615,402
                                                                          -----------
       Total investment income                                              3,559,761
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,912,943
   Administration fees                                                         34,048
   Custody and accounting fees                                                 40,416
   Distribution fee--Class B                                                  304,005
   Distribution fee--Class E                                                    4,213
   Transfer agent fees                                                         13,277
   Audit                                                                       12,272
   Legal                                                                       10,717
   Trustee fees and expenses                                                    7,194
   Shareholder reporting                                                       41,402
   Insurance                                                                    6,381
   Other                                                                        2,212
                                                                          -----------
       Total expenses                                                       3,389,080
       Less broker commission recapture                                          (405)
                                                                          -----------
   Net expenses                                                             3,388,675
                                                                          -----------
   Net investment income                                                      171,086
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY:
   Net realized gain on:
       Investments                                                          7,510,105
       Futures contracts                                                       99,207
       Foreign currency                                                         7,261
                                                                          -----------
   Net realized gain on investments, futures and foreign currency           7,616,573
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         43,288,445
       Foreign currency                                                        (6,051)
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            43,282,394
                                                                          -----------
   Net realized and change in unrealized gain on investments, futures
       and foreign currency                                                50,898,967
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $51,070,053
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $    21,190
(2)Interest income includes securities lending income of:                      97,578


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $      171,086  $   2,075,646
   Net realized gain on investments, futures contracts and foreign
       currency                                                               7,616,573     85,756,657
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                      43,282,394    (95,067,554)
                                                                         --------------  -------------
   Net increase (decrease) in net assets resulting from operations           51,070,053     (7,235,251)
                                                                         --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From Net investment income
     Class A                                                                 (1,522,845)            --
     Class B                                                                         --             --
     Class E                                                                     (2,875)            --
   From net realized gains
     Class A                                                                (62,016,186)   (31,553,092)
     Class B                                                                (22,350,035)   (15,787,239)
     Class E                                                                   (515,614)      (405,360)
                                                                         --------------  -------------
   Net decrease in net assets resulting from distributions                  (86,407,555)   (47,745,691)
                                                                         --------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                168,478,260    217,241,455
     Class B                                                                  9,773,360     24,304,390
     Class E                                                                    140,754      2,041,838
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 63,539,031     31,553,092
     Class B                                                                 22,350,035     15,787,239
     Class E                                                                    518,489        405,360
   Cost of shares repurchased
     Class A                                                                (13,565,888)  (107,878,564)
     Class B                                                                (34,783,664)   (43,170,570)
     Class E                                                                   (985,128)    (2,316,980)
                                                                         --------------  -------------
   Net increase in net assets from capital share transactions               215,465,249    137,967,260
                                                                         --------------  -------------
TOTAL INCREASE IN NET ASSETS                                                180,127,747     82,986,318
   Net assets at beginning of period                                        867,581,974    784,595,656
                                                                         --------------  -------------
   Net assets at end of period                                           $1,047,709,721  $ 867,581,974
                                                                         ==============  =============
   Net assets at end of period includes undistributed net investment
       income                                                            $      304,681  $   1,659,315
                                                                         ==============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS A
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO         --------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                            ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30, 2007  -----------------------------------------------------
                                                         (UNAUDITED)      2006        2005       2004       2003       2002(B)
                                                        -------------- -------     ------     ------     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $ 8.09     $  8.70     $ 7.65     $ 7.03     $ 5.37      $  7.44
                                                            ------     -------     ------     ------     ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...........................       0.00+(a)    0.03 (a)   0.00+(a)   0.01(a)   (0.01)(a)     0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....       0.46       (0.14)      1.06       0.61       1.67        (2.08)
                                                            ------     -------     ------     ------     ------      -------
Total from Investment Operations.......................       0.46       (0.11)      1.06       0.62       1.66        (2.07)
                                                            ------     -------     ------     ------     ------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      (0.02)         --         --         --         --        (0.00)+
Distributions from Net Realized Capital Gains..........      (0.76)      (0.50)     (0.01)        --         --           --
                                                            ------     -------     ------     ------     ------      -------
Total Distributions....................................      (0.78)      (0.50)     (0.01)        --         --        (0.00)+
                                                            ------     -------     ------     ------     ------      -------
NET ASSET VALUE, END OF PERIOD.........................     $ 7.77     $  8.09     $ 8.70     $ 7.65     $ 7.03      $  5.37
                                                            ======     =======     ======     ======     ======      =======
TOTAL RETURN                                                  5.73%      (1.60)%    13.84%      8.82%     30.91 %     (27.78)%
Ratio of Expenses to Average Net Assets**..............       0.66%*      0.73 %     0.72%      0.90%      0.89 %       0.85 %
Ratio of Expenses to Average Net Assets After Broker
  Rebates**............................................        N/A        0.73 %      N/A        N/A       0.89 %       0.77 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................       0.66%*      0.75 %     0.72%(c)   0.85%(c)   0.90 %(c)    1.43 %
Ratio of Net Investment Income (Loss) to Average Net
  Assets...............................................       0.11%*      0.33 %       --+      0.15%     (0.09)%       0.11 %
Portfolio Turnover Rate................................        0.8%     190.3 %     121.0%     104.7%      91.5 %       92.7 %
Net Assets, End of Period (in millions)................     $800.0     $ 607.7     $500.4     $250.8     $ 19.9      $   2.7

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO                        -------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007  ----------
                                                                        (UNAUDITED)      2006
                                                                       -------------- ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $ 7.98     $ 8.60
                                                                           ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................      (0.01)(a)   0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       0.45      (0.13)
                                                                           ------     ------
Total from Investment Operations......................................       0.44      (0.12)
                                                                           ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         --         --
Distributions from Net Realized Capital Gains.........................      (0.76)     (0.50)
                                                                           ------     ------
Total Distributions...................................................      (0.76)     (0.50)
                                                                           ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $ 7.66     $ 7.98
                                                                           ======     ======
TOTAL RETURN                                                                 5.57 %    (1.74)%
Ratio of Expenses to Average Net Assets**.............................       0.91 %*    0.98 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A       0.98 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.91 %*    1.00 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........      (0.16)%*    0.10 %
Portfolio Turnover Rate...............................................        0.8 %    190.3 %
Net Assets, End of Period (in millions)...............................     $242.3     $254.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                               CLASS B
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO                        --------------------------------------------

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------
                                                                          2005        2004        2003        2002
                                                                       ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 7.58      $ 6.99      $ 5.34      $  7.40
                                                                       ------      ------      ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................  (0.02)(a)   (0.01)(a)   (0.02)(a)    (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.05        0.60        1.67        (2.05)
                                                                       ------      ------      ------      -------
Total from Investment Operations......................................   1.03        0.59        1.65        (2.06)
                                                                       ------      ------      ------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --          --          --        (0.00)+
Distributions from Net Realized Capital Gains.........................  (0.01)         --          --           --
                                                                       ------      ------      ------      -------
Total Distributions...................................................  (0.01)         --          --        (0.00)+
                                                                       ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD........................................ $ 8.60      $ 7.58      $ 6.99      $  5.34
                                                                       ======      ======      ======      =======
TOTAL RETURN                                                            13.58 %      8.44 %     30.90 %     (27.83)%
Ratio of Expenses to Average Net Assets**.............................   0.97 %      1.15 %      1.14 %       1.10 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A         N/A        1.13 %       1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.97 %(b)   1.08 %(b)   1.18 %(b)    1.69 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........  (0.25)%     (0.11)%     (0.37)%      (0.18)%
Portfolio Turnover Rate...............................................  121.0 %     104.7 %      91.5 %       92.7 %
Net Assets, End of Period (in millions)............................... $277.8      $339.5      $252.6      $  46.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO                        --------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007
                                                                        (UNAUDITED)
                                                                       --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $ 8.01
                                                                           ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................       0.00+(a)
Net Realized/Unrealized Gain (Loss) on Investments....................       0.44
                                                                           ------
Total from Investment Operations......................................       0.44
                                                                           ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.00)+
Distributions from Net Realized Capital Gains.........................      (0.76)
                                                                           ------
Total Distributions...................................................      (0.76)
                                                                           ------
NET ASSET VALUE, END OF PERIOD........................................     $ 7.69
                                                                           ======
TOTAL RETURN                                                                 5.62 %
Ratio of Expenses to Average Net Assets**.............................       0.81 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.81 %*
Ratio of Net Investment Income (Loss) to Average Net Assets...........      (0.06)%*
Portfolio Turnover Rate...............................................        0.8 %
Net Assets, End of Period (in millions)...............................       $5.4

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                    CLASS E
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO                        ------------------------------------------

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------
                                                                          2006       2005        2004       2003(B)
                                                                       ------     ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 8.62     $ 7.59      $ 6.99      $ 5.65
                                                                       ------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................   0.02 (a)  (0.01)(a)    0.00+(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (0.13)      1.05        0.60        1.35
                                                                       ------     ------      ------      ------
Total from Investment Operations......................................  (0.11)      1.04        0.60        1.34
                                                                       ------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --         --          --          --
Distributions from Net Realized Capital Gains.........................  (0.50)     (0.01)         --          --
                                                                       ------     ------      ------      ------
Total Distributions...................................................  (0.50)     (0.01)         --          --
                                                                       ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 8.01     $ 8.62      $ 7.59      $ 6.99
                                                                       ======     ======      ======      ======
TOTAL RETURN                                                            (1.61)%    13.69 %      8.58 %     23.72 %
Ratio of Expenses to Average Net Assets**.............................   0.88 %     0.87 %      1.05 %      1.10 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........   0.88 %      N/A         N/A        1.05 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.90 %     0.87 %(c)   0.98 %(c)   1.04 %(c)*
Ratio of Net Investment Income (Loss) to Average Net Assets...........   0.20 %    (0.15)%     (0.05)%     (0.26)%*
Portfolio Turnover Rate...............................................  190.3 %    121.0 %     104.7 %      91.5 %
Net Assets, End of Period (in millions)...............................   $5.9       $6.4        $5.5        $4.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/17/2003.
(c) Excludes effect of Deferred Expense Reimbursement

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Legg Mason Partners Aggressive Growth Portfolio (formerly Legg Mason Aggressive Growth Portfolio), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                            Expiring   Expiring
Portfolio                                         Total    12/31/2009 12/31/2010
---------                                       ---------- ---------- ----------

Legg Mason Partners Aggressive Growth Portfolio $3,178,721 $1,996,340 $1,182,381

Legg Mason Partners Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held and from changes in the contract value of forward foreign currency contracts.

K. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with ClearBridge Advisors, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                                  Management Fees
                                                 earned by Manager
                                                for the period ended
Portfolio                                          June 30, 2007     % per annum    Average Daily Assets
---------                                       -------------------- ----------- --------------------------

Legg Mason Partners Aggressive Growth Portfolio      $2,912,943         0.65%    First $500 Million

                                                                        0.60%    $500 Million to $1 Billion

                                                                        0.55%    $1 Billion to $2 Billion

                                                                        0.50%    Over $2 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                     Maximum Expense Ratio
                                                     under current Expense
                                                     Limitation Agreement
                                                    ----------------------
    Portfolio                                       Class A Class B Class E
    ---------                                       ------- ------- -------

    Legg Mason Partners Aggressive Growth Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                      Shares Issued              Net Increase
                                                                         Through                  (Decrease)
                                                Beginning    Shares     Dividend      Shares      in Shares     Ending
                                                 Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
                                                ---------- ---------- ------------- -----------  ------------ -----------

Legg Mason Partners Aggressive Growth Portfolio

 Class A

 06/30/2007                                     75,074,455 21,264,607   8,273,311    (1,703,104)  27,834,814  102,909,269
 12/31/2006                                     57,525,796 26,477,156   3,707,766   (12,636,263)  17,548,659   75,074,455

 Class B

 06/30/2007                                     31,842,094  1,252,215   2,952,448    (4,400,814)    (196,151)  31,645,943
 12/31/2006                                     32,293,897  2,936,693   1,879,433    (5,267,929)    (451,803)  31,842,094

 Class E

 06/30/2007                                        741,914     17,669      68,312      (125,042)     (39,061)     702,853
 12/31/2006                                        739,514    246,643      48,143      (292,386)       2,400      741,914

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                          Purchases                        Sales
                                                ------------------------------ ------------------------------
                                                U.S. Government Non-Government U.S. Government Non-Government
                                                --------------- -------------- --------------- --------------

Legg Mason Partners Aggressive Growth Portfolio       $--        $120,225,066        $--         $6,598,949

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                                  Federal       Gross         Gross
                                                 Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                           Cost     Appreciation (Depreciation)  Appreciation
---------                                       ------------ ------------ -------------- --------------

Legg Mason Partners Aggressive Growth Portfolio $977,995,606 $107,761,109  $(37,952,791)  $69,808,318

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                     Value of    Value of
                                                    Securities  Collateral
                                                    ----------- -----------

    Legg Mason Partners Aggressive Growth Portfolio $78,744,667 $81,234,142

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                                Ordinary Income  Long-Term Capital Gain        Total
                                                ---------------- ---------------------- --------------------
                                                   2006     2005    2006        2005       2006       2005
                                                ----------- ---- -----------  --------  ----------- --------

Legg Mason Partners Aggressive Growth Portfolio $20,061,310 $--  $27,684,381  $819,936  $47,745,691 $819,936

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                Undistributed Undistributed     Net
                                                  Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                   Income         Gain      Appreciation   and Deferrals       Total
                                                ------------- ------------- ------------ ------------------ ------------

Legg Mason Partners Aggressive Growth Portfolio  $7,292,818    $79,114,619  $26,523,803     $(3,178,721)    $109,752,519

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                              Legg Mason Partners
                           Managed Assets Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

EQUITY

During the six-month period ended June 30, 2007, the Portfolio had a return of 5.10%, versus 0.98% for its benchmark, the Lehman Government/Credit Bond Index, 6.96% for its benchmark S&P 500(R) Index and 6.96% for its benchmark Merrill Lynch All Qualities, All Convertibles Index.

YOUR PORTFOLIO

The impact of stock selection was positive for the period, led by selection in the health care and transportation sectors. Stock selection in the retailers sector was the greatest detractor. The effect of relative sector weightings was positive, most notably an overweight in energy services and an underweight in financials--banks.

Our stock selection model performed well for the period, with all of the dimensions having positive top-to-bottom quintile spreads on an equal weighted basis. The Technical dimension led in the first quarter, while the Earnings Growth and Expectations dimensions led in the second quarter.

As of June 30, 2007, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio ("P/E") and a strong two-year forward earnings growth rate. Looking forward, your portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

After a positive start to the year, markets globally suffered a correction towards the end of February, sparked by a sharp one-day decline in local China A shares. The downturn was exacerbated within the US by sub-prime lending concerns, with initial reaction centered on the stocks of mortgage lenders. The second quarter began with benign economic data and strong corporate earnings until news headlines, involving spikes in bond yields, hedge fund bailouts and declining home sales, reawakened investors to economic risks. Still, consumer spending remained stable, industrial growth continued and monetary policy makers appeared satisfied with the current balance between currency stability and economic growth. Merger and acquisition activity in the US continued at a high level, reflecting the global environment.

The leading sectors within the benchmark for the period were energy services, materials and energy Services as oil process climbed. The only sectors posting negative returns for the six-month period were financials--banks and financials--real estate as sub-prime mortgage lending continued to worry investors.

OUTLOOK

Economic growth has moderated, and the Federal Reserve ("Fed") continues to monitor signs of inflationary pressure. The consensus outlook for the US economy therefore remains mostly upbeat, having weathered much of the recent uncertainty. Our Portfolios are positioned for continued global growth that is not dependent on the US consumer as the primary source of demand.

INVESTMENT RESEARCH UPDATE

During the period, we completed research on ways to glean additional information from corporate earnings announcements. As a result, we have implemented a new Decayed 4-Day Relative Return factor within the Expectations dimension of our stock selection model. Decayed 4-Day Relative Return encapsulates earnings information by calculating four-day relative returns surrounding a company's earnings release. Share-price movement in the days after an earnings announcement reflects not only earnings data, but also insights about corporate guidance and future revenues.

We also completed research that furthers our ability to capture shifts in the distribution of analyst opinions over time so that we can better understand and exploit changes in market sentiment. As a result, we enhanced the Estimate Diffusion Factor within our Expectations dimension: we added a second calculation for this factor that allows us to have a more complete picture of the distribution of estimates and improves stock count, information ratio and alpha spreads in peer groups where this factor is applied.

FIXED INCOME

MARKET REVIEW

Bond yields moved higher this year as the economy proved stronger than expected and expectations of future Fed easing were largely reversed. Long-term rates rose more than short-term rates, leaving the yield curve almost flat with a modest positive slope. Core inflation fell within the Fed's comfort zone, but headline inflation remained elevated and energy prices rose, leaving both the market and Fed uncertain about future inflation. As bond yields approached the highs of last year late in the period, signs of stress began to accumulate. Mortgage-backed spreads widened sharply as extension risk increased and volatility rose. Swap spreads were driven higher by pressure from mortgage-backed securities hedging and subprime lending contagion concerns. Credit spreads were generally tighter, particularly lower-quality spreads, though they spiked toward the end of the period. Treasury inflation protected securities' ("TIP") yields rose slightly less than nominal yields, as 10-year breakeven spreads rose to a modest 2.37%. Emerging market spreads reached record lows, only to rebound somewhat late in the period. Commodity prices were generally higher, and gold prices rose modestly. The U.S. dollar fell against most currencies. Equity markets were generally higher around the world.

CONTRIBUTORS TO PERFORMANCE

Strategies produced mixed results during the period. A tactically driven duration posture detracted from returns as interest rates rose and duration was somewhat overweight on average. A modestly bulleted yield curve exposure contributed to performance as the front end of the curve steepened. Overweight exposure to the mortgage-backed sector subtracted from returns as spreads widened. Underweight

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


exposure to investment grade credits was a negative as the sector outperformed, but an overweight exposure to lower quality credits was rewarded as spreads tightened. A moderate exposure to TIPS contributed to performance, due mainly to a larger than expected inflation adjustment, which in turn was primarily driven by rising energy prices.

OUTLOOK AND STRATEGY

Markets fret and pundits pontificate. However, despite a list of concerns that includes recession, inflation, a plunging U.S. housing market, a soaring U.S. current account deficit, the collapse of subprime lending, and a surge in leveraged buyouts, the global financial environment has probably never been so healthy and relatively calm. Interest and inflation rates in most major economies haven't been so low and stable for many decades. The implied volatility of stock and bond options has been exceptionally low for the past several years, and credit spreads are generally low and stable. The volatility that we have seen has been relatively contained, and interest rates have generally moved in a narrow and slight upward sloping range for the past few years. Free markets are working their wonders in China and India, and rapidly expanding global trade is boosting the efficiency of all but a handful of nations. As a result, global living standards are improving significantly and more people are upwardly mobile than at any other time in history. Not surprisingly, equity markets are moving steadily higher in nearly every industrialized and emerging market economy.

Of the many contributing factors to global prosperity, a prevailing pessimism is one of the lesser remarked factors. The memory of the stock market collapse of 2000-2002 is still fresh, terrorist threats are real, the U.S. housing market has yet to bottom out, hedge funds are stumbling, and central banks are still finding reasons to raise interest rates. If bull markets can climb walls of worry, then the good times will likely continue.

The recent spike in interest rates in most markets is the latest concern to investors. However, it too stems from pessimism. Good economic news in recent months has challenged investors' gloomy outlook for the U.S. economy, so Fed rate cuts now are considered to be significantly less likely. In recent years, central banks tended to overestimate the risks of deflation and underestimate the potential for economic growth, so their pessimism resulted in monetary policy that was probably easier than it should have been. Easy money has helped fuel demand and keep inflation and interest rates higher than they might otherwise have been.

Leaving headlines aside, it's hard to find evidence of any major threats to growth. Most recessions have been caused by a substantial tightening of monetary policy, which is typically a response to a real or perceived inflation threat. However, real interest rates are not particularly high in any major economy, and inflation is generally contained. Fiscal policy is supportive overall, and while Democrats seem anxious to raise taxes, the rapidly shrinking U.S. federal budget deficit significantly mitigates that risk. The U.S. housing market has yet to bottom out, but there are signs that the worst of construction declines is behind us. Thus, the drag from housing should lessen in the future. Ongoing strength in industrial commodity prices is evidence of the vitality of the global economy.

At the same time, it's hard to envision the U.S. economy becoming strong enough to sound alarms at the Fed. Job growth has been quite modest, and productivity has fallen substantially. We can't dismiss the possibility of further deterioration in the housing market, especially in light of the 50 bps rise in mortgage rates over the past three months and the virtual cessation of subprime lending activity. The economy is currently rebounding from a soft first quarter, but seems unlikely to grow more than 2-3% over the next year.

We are continuing to pursue a tactical duration policy which calls for increased duration as rates rise, and reduced duration as rates fall. We believe rates are likely to oscillate in a relatively stable range, and should decline from recent highs as investor jitters subside. Long-term yields are likely to be less volatile than short-term yields, since they appear to be anchored by inflationary pressures that are reasonably contained. The curve is likely to flatten on continued economic strength, or to steepen on any signs of weakness. Thus, an overweight exposure to short-term rates should be a good hedge against our overweight exposure to lower quality credits.

Our primary sector overweight exposure is to mortgage-backed securities, since they should benefit from stable interest rates and reduced volatility. In addition, the recent upward drift in spreads has made this sector generally attractive. With credit spreads generally low, we are targeting an underweight exposure to the sector overall, with an overweight exposure to lower quality credits where spreads are still somewhat attractive. We are mindful of growing downside risks, and concerned about the increased level of takeovers and leveraged buyout activity, since these factors undermine fundamental credit quality. We like TIPS as an inflation hedge, and have increased our exposure as real yields have reached attractive levels.

CONVERTIBLE

MARKET REVIEW

The continuing correction in the U.S. housing market combined with the surprisingly weak business investment spending resulted in an anemic growth rate of 0.7% in US GDP in the first quarter of 2007. Fortunately, the U.S. consumer remains resilient as employment growth continues, and with an improvement in the trade balance and an uptick in business investment the second quarter, yet to be reported, seems likely to have picked up the pace.

MARKET OUTLOOK

Housing remains the weak spot in the economic picture, clearly the victim of the last cycle of rising interest rates conducted by the Federal Reserve, but while it will obviously take some time for the large inventory of both new and existing homes to be cleared, the drag on economic growth from this sector seems likely to slowly decline going into the second half of 2007 and 2008. With income growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


accelerating and gains in financial assets offsetting the decline in home values, consumers remain in good shape and are likely to cope with yet another rise in energy prices.

The convertible market has performed admirably for the first half of 2007, but if our expectation of a strong finish to the year by stock prices proves to be correct convertibles will likely lag behind, particularly if the recent widening of credit spreads in the fixed income market continues. Remember that convertibles typically offer higher current income but less appreciation potential than stocks, and greater appreciation potential and less current income than bonds.

PORTFOLIO PERFORMANCE REVIEW AND STRATEGY

The industrial sector, which was the largest sector holding at June 30, 2007, was the top group contributor to Portfolio returns for the period. This performance was led by the convertible bonds of Actuant Corp., a manufacturer of a broad range of industrial products and systems, and by the convertible bonds of United Rentals, an equipment rental company.

The second largest group contributor to Portfolio returns for the first half of 2007 was the information technology sector. This group was led by our holdings in Sina Corp., an online media and information services provider that serves China and Chinese-language communities worldwide, and by Corning Inc., a fiber-optic technology company.

The largest detractor from Portfolio returns for the six-month period was the financials sector, led by holdings in Merrill Lynch & Co., a provider of financial services, and Countrywide Financial Corp., a holding company engaged in financial services, including mortgage lending.

The second worst performing group in the Portfolio was the materials sector, one of the smallest sectors in the Portfolio, where our two holdings, Pioneer Cos., a chemicals company, and Headwaters Inc., a diversified company serving the energy and construction industries, ended the first half of the year with no gain or loss.

TEAM MANAGED

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CLEARBRIDGE ADVISORS, LLC

Mr. Peter D. Luke is responsible for managing the investment of the Portfolio's assets in convertible securities. Mr. Luke is a senior portfolio manager for U.S. convertible strategies for ClearBridge and a sector manager for flexible strategies. Mr. Luke has over 33 years of industry experience. He joined ClearBridge or its predecessor companies in 2001. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

LEGG MASON GLOBAL ASSETS ALLOCATION, LLC

Mr. Steven Bleiberg is Head of Global Asset Allocation for Legg Mason. He joined the organization in 2003 from Credit Suisse Asset Management, where he was an international equity portfolio manager and chairman of CSAM's Global Equity Strategy Group. Before that, Mr. Bleiberg was portfolio manager at Matrix Capital Management, where he managed the firm's active equity assets.

Mr. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies for Legg Mason Global Asset Allocation, LLC. He is responsible for coordination and implementation of asset allocation strategies. He has 14 years of investment experience.

WESTERN ASSET MANAGEMENT COMPANY

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

Stephen A. Walsh has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Carl L. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mark Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Frederick Marki joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Federal National Mortgage Assoc. (6.000%, due TBA)          3.25%
      --------------------------------------------------------------------
      U.S Treasury Note (5.125%, due 5/15/16)                     3.21%
      --------------------------------------------------------------------
      U.S Treasury Note (4.625%, due 11/15/16)                    3.04%
      --------------------------------------------------------------------
      U.S Treasury Note (5.125%, due 6/30/11)                     2.00%
      --------------------------------------------------------------------
      Exxon Mobil Corp.                                           1.98%
      --------------------------------------------------------------------
      U.S Treasury Note (4.625%, due 10/31/11)                    1.76%
      --------------------------------------------------------------------
      U.S Treasury Note (4.500%, due 05/15/17)                    1.60%
      --------------------------------------------------------------------
      Government National Mortgage Assoc. (6.000%, due 6/15/36)   1.49%
      --------------------------------------------------------------------
      Citigroup, Inc. (4.125%, due 02/22/10)                      1.41%
      --------------------------------------------------------------------
      AT&T, Inc.                                                  1.14%
      --------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CLEARBRIDGE ADVISORS, LLC, LEGG MASON
 GLOBAL ASSET ALLOCATION, LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN
                 BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                              S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

               Legg Mason          Lehman Brothers
             PartnersManaged      Government/Credit        S&P 500/(R)/
             Assets Portfolio        Bond Index              Index
             ----------------     -----------------       -----------
12/31/1996       $10,000              $10,000               $10,000
12/31/1997        12,131               10,975                13,336
12/31/1998        14,732               12,014                17,147
12/31/1999        16,827               11,756                20,755
12/30/2000        16,554               13,148                18,864
12/31/2001        15,713               14,267                16,623
12/31/2002        14,362               15,839                12,950
12/31/2003        17,519               16,580                16,664
12/30/2004        19,172               17,278                18,477
12/31/2005        19,909               17,683                19,384
12/31/2006        22,061               18,355                22,444
 6/30/2007        23,186               18,534                24,007


    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Legg Mason Partners
    Managed Assets
--  Portfolio--Class A  14.76%  8.93%  9.58%  7.57%     9.04%
    -------------------------------------------------------------
    Lehman Brothers
    Government/Credit
--  Bond Index/1/        6.02%  3.85%  4.70%  6.08%     8.35%
    -------------------------------------------------------------
- - S&P 500(R) Index/2/ 20.59% 11.68% 10.71%  7.13%    12.77%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/30/1983.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                              BEGINNING     ENDING        EXPENSES PAID
                                              ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                              12/31/06      6/30/07       1/1/07-6/30/07
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                        $1,000.00     $1,051.00       $2.95
  Hypothetical (5% return before expenses)       1,000.00      1,021.92        2.91
--------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.58% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 17.8%
       AIRLINES - 0.1%
       Continental Airlines, Inc.
         5.983%, due 04/19/22.................. $   300,000 $     291,750
       ASSET-BACKED SECURITIES - 1.2%
       American Home Mortgage Investment Trust
         5.294%, due 06/25/45(a)...............     616,381       611,749
       Chase Funding Mortgage Loan Asset-Backed
         Certificates, Series 2002-2, Class 1A5
         5.833%, due 04/25/32..................     356,699       350,065
       Countrywide Asset-Backed Certificates
         5.770%, due 03/25/47(144A)............     852,693       857,090
       GMAC LLC
         6.625%, due 05/15/12..................   1,020,000       985,998
       Terwin Mortgage Trust
         4.750%, due 10/25/37..................     224,974       223,252
                                                            -------------
                                                                3,028,154
                                                            -------------
       AUTOMOBILES - 0.3%
       DaimlerChrysler North America Holding
         Corp.
         7.300%, due 01/15/12..................     360,000       382,179
       Ford Motor Co.
         7.450%, due 07/16/31(b)...............     530,000       425,988
                                                                  808,167
       AUTOMOTIVE LOANS - 1.2%
       Ford Motor Credit Co.
        7.375%, due 10/28/09...................   1,400,000     1,390,445
        5.700%, due 01/15/10...................     100,000        95,590
        9.750%, due 09/15/10...................     270,000       282,122
       General Motors Acceptance Corp.
        6.125%, due 08/28/07(b)................   1,100,000     1,100,790
        4.375%, due 12/10/07...................      60,000        59,574
        5.125%, due 05/09/08(b)................      40,000        39,508
        5.850%, due 01/14/09...................      50,000        49,294
        8.000%, due 11/01/31...................     200,000       205,069
                                                            -------------
                                                                3,222,392
                                                            -------------
       BANKS - 1.6%
       Bank of America Corp.
         5.375%, due 08/15/11- 06/15/14........     420,000       415,876
       Glitnir Banki HF
        6.330%, due 07/28/11 (144A)(f).........     100,000       101,872
        6.693%, due 06/15/16 (144A)(f).........     230,000       237,098
       Kaupthing Bank
         6.045%, due 04/12/11 (144A)(a),(f)....     290,000       292,493
       Landsbanki Islands HF
         6.100%, due 08/25/11 (144A)(f)........     320,000       324,339
       Rabobank Capital Fund Trust III
         5.254%, due 12/31/16 (144A)(f)........     200,000       187,599
       RBS Capital Trust I
         4.709%, due 12/29/49..................     300,000       279,607

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     BANKS - CONTINUED
     Royal Bank of Scotland Group Plc
       5.050%, due 01/08/15..................... $   300,000 $     288,445
     RSHB Capital (Russian Agricultural
       Bank) S.A.
       6.299%, due 05/15/17 (144A)..............     260,000       255,138
     Shinsei Finance Cayman, Ltd.
       6.418%, due 01/29/49 (144A)(f)...........     200,000       194,785
     SunTrust Capital VIII
       6.100%, due 12/15/36.....................     260,000       238,869
     Wachovia Bank North America
      4.800%, due 11/01/14......................     200,000       188,845
      5.735%, due 11/03/14(a)...................     700,000       708,966
     Washington Mutual Bank FA.
       5.125%, due 01/15/15(b)..................     400,000       377,700
                                                             -------------
                                                                 4,091,632
                                                             -------------
     CHEMICALS - 0.0%
     FMC Finance III S.A.
       6.875%, due 07/15/17 (144A)..............      90,000        88,650
     Westlake Chemical Corp.
       6.625%, due 01/15/16.....................      40,000        38,100
                                                             -------------
                                                                   126,750
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
     Banc of America Commercial Mortgage,
       Inc., Series 2004-6, Class AJ
       4.870%, due 12/10/42.....................     450,000       424,147
     Bayview Commercial Asset Trust
      5.590%, due 04/25/36(144A)................   1,004,760     1,004,710
      5.550%, due 07/25/36(144A)................     963,016       962,265
     Countrywide Alternative Loan Trust
       5.560%, due 12/25/46(a)..................   1,014,213     1,018,454
     Credit Suisse Mortgage Capital Certificates
       5.467%, due 09/15/39.....................     370,000       359,228
     European Investment Bank
       4.625%, due 03/21/12.....................     120,000       117,067
     GMAC Mortgage Corp. Loan Trust
       5.560%, due 10/25/34.....................   1,000,000     1,001,094
     Indymac Index Mortgage Loan Trust
      5.630%, due 06/25/34(a)...................     310,224       311,858
      5.386%, due 10/25/35......................     428,483       424,571
     JPMorgan Chase Commercial Mortgage
       Securities Corp.
      Series 2004-C3, Class AJ
        4.922%, due 01/15/42....................     600,000       566,547
      Series 2005-LDP4, Class AM
        4.999%, due 10/15/42....................     430,000       406,519
     Lake Country Mortgage Loan Trust
       5.450%, due 07/25/34
       (144A)(a),(f)............................     507,609       507,563

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                               PAR         VALUE
         DESCRIPTION                           AMOUNT      (NOTE 2)
         -------------------------------------------------------------

         COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
         Morgan Stanley Capital I
           5.332%, due 12/15/43............. $   510,000 $     490,284
         Thornburg Mortgage Securities Trust
           5.430%, due 06/25/36.............     263,645       263,381
         Wachovia Bank Commercial Mortgage
           Trust 4.935%, due 04/15/42.......     260,000       246,023
         Washington Mutual, Inc.
           5.953%, due 09/25/36.............     278,382       278,295
                                                         -------------
                                                             8,382,006
                                                         -------------
         ELECTRIC UTILITIES - 0.9%
         Duke Energy Corp.
           5.625%, due 11/30/12.............     210,000       210,181
         Exelon Corp.
           5.625%, due 06/15/35.............     260,000       233,052
         FirstEnergy Corp.
          6.450%, due 11/15/11..............     250,000       256,595
          7.375%, due 11/15/31..............     485,000       526,579
         Pacific Gas & Electric Co.
          6.050%, due 03/01/34..............     210,000       204,085
          5.800%, due 03/01/37..............      20,000        18,719
         SP PowerAssets, Ltd.
           5.000%, due 10/22/13 (144A)(f)...     700,000       679,534
         TXU Corp.
          5.550%, due 11/15/14..............      70,000        59,775
          6.500%, due 11/15/24..............      10,000         8,319
          6.550%, due 11/15/34(b)...........      70,000        56,967
                                                         -------------
                                                             2,253,806
                                                         -------------
         ENERGY - 0.2%
         Kinder Morgan Energy Partners L.P.
          6.300%, due 02/01/09..............      10,000        10,111
          6.750%, due 03/15/11..............      30,000        31,071
          5.125%, due 11/15/14..............     200,000       188,922
          6.000%, due 02/01/17..............      20,000        19,607
         Williams Cos., Inc.
           7.750%, due 06/15/31(b)..........     165,000       175,519
                                                         -------------
                                                               425,230
                                                         -------------
         ENVIRONMENTAL SERVICES - 0.1%
         Waste Management, Inc.
           6.375%, due 11/15/12.............     370,000       378,841
         FINANCIAL - DIVERSIFIED - 4.6%
         Aiful Corp.
           5.000%, due 08/10/10 (144A)(f)...     200,000       195,082
         AIG SunAmerica Global Financing VII
           5.850%, due 08/01/08 (144A)(f)...     400,000       401,772
         American Express Co.
           6.800%, due 09/01/66.............     390,000       402,820
         American General Finance Corp.
           3.875%, due 10/01/09.............     800,000       774,398

     ------------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ------------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - CONTINUED
     Bear Stearns Cos., Inc. (The)
       5.550%, due 01/22/17(b).................. $   380,000 $     359,752
     Capital One Bank
       5.000%, due 06/15/09.....................     310,000       307,756
     Capital One Financial Corp.
       5.500%, due 06/01/15.....................      80,000        77,343
     Citigroup, Inc.
       4.125%, due 02/22/10.....................     930,000       902,725
     Countrywide Financial Corp.
      5.470%, due 06/18/08(a)...................      90,000        90,022
      5.500%, due 01/05/09(a)...................      70,000        69,826
     Credit Suisse First Boston USA, Inc.
       6.125%, due 11/15/11.....................     140,000       143,192
     Credit Suisse Guernsey, Ltd.
       5.860%, due 05/29/49.....................     250,000       241,308
     General Electric Capital Corp.
      4.125%, due 09/01/09......................     350,000       341,700
      5.450%, due 01/15/13......................      40,000        39,629
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................     200,000       191,339
     Goldman Sachs Group, Inc.
      4.500%, due 06/15/10......................     130,000       126,835
      5.625%, due 01/15/17......................     650,000       624,096
     HSBC Finance Corp.
       6.375%, due 10/15/11.....................   1,100,000     1,131,319
     JPMorgan Chase & Co.
      5.125%, due 09/15/14......................     360,000       346,205
      5.250%, due 05/01/15(b)...................     400,000       385,994
      5.150%, due 10/01/15......................     190,000       180,968
     Lehman Brothers Holdings, Inc.
       5.750%, due 01/03/17(b)..................     530,000       515,823
     Merrill Lynch & Co., Inc. Series C
      4.250%, due 02/08/10......................     170,000       165,396
      5.000%, due 01/15/15(b)...................     170,000       161,246
      6.110%, due 01/29/37......................     730,000       687,229
     Morgan Stanley
      5.050%, due 01/21/11......................     600,000       588,065
      5.809%, due 10/18/16(a)...................      80,000        80,054
     Residential Capital Corp.
      6.000%, due 02/22/11......................     745,000       721,466
      6.500%, due 06/01/12......................     120,000       117,263
     Resona Preferred Global Securities
       Cayman, Ltd.
       7.191%, due 12/29/49 (144A)(f)...........     120,000       122,886
     Santander Issuances, S.A Unipersonal
       5.805%, due 06/20/16 (144A)(f)...........     170,000       170,888
     SLM Corp.
      5.000%, due 10/01/13......................     150,000       128,147
      5.375%, due 05/15/14......................     375,000       321,792

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                PAR         VALUE
         DESCRIPTION                            AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         FINANCIAL - DIVERSIFIED - CONTINUED
          5.050%, due 11/14/14(b)............ $    40,000 $      33,312
          5.000%, due 04/15/15(b)............      10,000         8,230
          5.625%, due 08/01/33(b)............      20,000        15,642
         SMFG Preferred Capital
           6.078%, due 01/29/49 (144A)(f)....     340,000       328,783
         Wells Fargo & Co.
           5.300%, due 08/26/11..............     435,000       432,244
         Wells Fargo Capital X
           5.950%, due 12/15/36..............     100,000        93,586
                                                          -------------
                                                             12,026,133
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 0.1%
         HCA, Inc.
          6.250%, due 02/15/13(b)............      80,000        72,400
          5.750%, due 03/15/14...............     358,000       303,852
                                                          -------------
                                                                376,252
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 0.0%
         MGM Mirage
           7.625%, due 01/15/17(b)...........     120,000       114,750
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 0.3%
         General Electric Co.
           5.000%, due 02/01/13..............     250,000       242,674
         Tyco International Group S.A.
           6.000%, due 11/15/13..............     630,000       647,757
                                                          -------------
                                                                890,431
                                                          -------------
         INSURANCE - 0.2%
         Berkshire Hathaway Finance Corp.
           4.750%, due 05/15/12..............     230,000       223,806
         Travelers Cos., Inc.
           6.250%, due 03/15/37(b)...........     310,000       298,425
                                                          -------------
                                                                522,231
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.0%
         Electronic Data Systems Corp.
           7.125%, due 10/15/09..............      10,000        10,297
                                                          -------------
         MEDIA - 0.6%
         Clear Channel Communications, Inc.
           6.250%, due 03/15/11..............     190,000       182,993
         Comcast Cable Communications, Inc.
           8.875%, due 05/01/17..............     880,000     1,042,542
         EchoStar DBS Corp.
           7.000%, due 10/01/13(b)...........      60,000        59,400
         News America, Inc.
           6.200%, due 12/15/34..............      20,000        18,703
         Time Warner Cos, Inc.
           7.625%, due 04/15/31..............     260,000       279,346
                                                          -------------
                                                              1,582,984
                                                          -------------

         ----------------------------------------------------------------
         SECURITY                               PAR         VALUE
         DESCRIPTION                           AMOUNT      (NOTE 2)
         ----------------------------------------------------------------

         METALS & MINING - 0.1%
         Peabody Energy Corp.
           6.875%, due 03/15/13(b).......... $    20,000 $      20,000
         Steel Dynamics, Inc.
           6.750%, due 04/01/15.............      45,000        44,325
         Vale Overseas, Ltd.
           6.875%, due 11/21/36.............     250,000       251,922
                                                         -------------
                                                               316,247
                                                         -------------

         OIL & GAS - 0.8%
         Anadarko Finance Co., Series B
          6.750%, due 05/01/11..............     110,000       113,669
          7.500%, due 05/01/31..............      90,000        96,978
         ConocoPhillips Holding Co.
           6.950%, due 04/15/29.............     645,000       705,976
         Intergas Finance BV
           6.375%, due 05/14/17(144A).......     260,000       249,600
         Kerr-McGee Corp.
          6.950%, due 07/01/24..............      90,000        93,609
          7.875%, due 09/15/31..............      40,000        46,357
         Pemex Project Funding Master Trust
           6.625%, due 06/15/35(b)..........     292,000       296,745
         Petrobras International Finance Co.
           6.125%, due 10/06/16.............     180,000       177,300
         TNK-BP Finance S.A.
           7.500%, due 07/18/16 (144A)(f)...     190,000       196,365
         XTO Energy, Inc.
           6.100%, due 04/01/36.............     240,000       225,921
                                                         -------------
                                                             2,202,520
                                                         -------------
         OIL & GAS EXPLORATION & PRODUCTION - 0.3%
         Anadarko Petroleum Corp.
           6.450%, due 09/15/36.............     300,000       289,473
         Chesapeake Energy Corp.
           6.375%, due 06/15/15.............      20,000        19,175
         Gaz Capital (GAZPROM)
          6.212%, due 11/22/16 (144A)(f)....     240,000       234,360
          6.510%, due 03/07/22 (144A)(f)....     130,000       128,635
                                                         -------------
                                                               671,643
                                                         -------------
         PAPER & FOREST PRODUCTS - 0.1%
         Weyerhaeuser Co.
           6.750%, due 03/15/12.............     210,000       217,495
                                                         -------------
         PHARMACEUTICALS - 0.3%
         Cardinal Health, Inc.
           5.850%, due 12/15/17(b)..........     220,000       214,052
         Wyeth
           5.950%, due 04/01/37.............     500,000       478,201
                                                         -------------
                                                               692,253
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       REAL ESTATE - 0.1%
       iStar Financial, Inc. (REIT)
         6.000%, due 12/15/10................ $    300,000 $     301,498
       Ventas Realty LP/Ventas Capital Corp.
         6.750%, due 04/01/17................       60,000        59,550
                                                           -------------
                                                                 361,048
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
       Citizens Communications Co.
        7.125%, due 03/15/19.................       20,000        19,000
        7.875%, due 01/15/27.................       35,000        34,213
       Deutsche Telekom International Finance
         BV 8.250%, due 06/15/30.............      330,000       396,643
       France Telecom S.A.
         8.500%, due 03/01/31................      150,000       189,017
       Nextel Communications, Inc.
         6.875%, due 10/31/13................      150,000       149,016
       Qwest Corp.
        7.500%, due 10/01/14.................       30,000        30,900
        6.875%, due 09/15/33.................       40,000        37,700
       Royal KPN NV
         8.000%, due 10/01/10................      350,000       374,863
       SBC Communications, Inc.
         6.450%, due 06/15/34................      300,000       297,411
       Sprint Capital Corp.
        8.375%, due 03/15/12.................      560,000       610,654
        8.750%, due 03/15/32.................       50,000        56,308
       Telecom Italia Capital S.A.
        5.250%, due 10/01/15.................      200,000       186,277
        6.000%, due 09/30/34(b)..............      240,000       216,906
       Verizon Global Funding Corp.
         7.375%, due 09/01/12(b).............      120,000       129,384
       Verizon New York, Inc.
         6.875%, due 04/01/12(b).............      270,000       281,787
       Windstream Corp.
         8.625%, due 08/01/16................       50,000        53,125
                                                           -------------
                                                               3,063,204
                                                           -------------
       TOBACCO - 0.3%
       Altria Group, Inc.
         5.625%, due 11/04/08................      700,000       700,822
       Reynolds American, Inc.
         6.750%, due 06/15/17................       70,000        71,015
                                                           -------------
                                                                 771,837
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $47,092,692)                                     46,828,053
                                                           -------------
       U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 7.0%
       Federal National Mortgage Assoc.
        6.500%, due 12/01/27.................       18,829        19,155
        6.000%, due 03/01/28-08/01/28........      329,877       328,867
        5.500%, due 08/01/28.................      149,528       145,060

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
        5.000%, due 09/01/35-01/01/37........ $  2,698,229 $   2,533,993
        5.143%, due 09/01/35(a)..............      591,476       593,045
        5.000%, due TBA(c)...................      300,000       281,109
        6.000%, due TBA(c)...................   10,600,000    10,615,874
       Government National Mortgage Assoc.
        9.000%, due 11/15/19.................       11,560        12,430
        6.000%, due 06/15/36.................    3,921,357     3,903,126
                                                           -------------
       Total U. S. Government Agency Mortgage
         Backed Securities
         (Cost $18,448,243)..................                 18,432,659
                                                           -------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 16.6%
       Federal Agricultural Mortgage Corp.
         5.125%, due 04/19/17................      400,000       386,570
       Federal Home Loan Mortgage Corp.
        4.875%, due 11/15/13(b)..............      500,000       487,686
        5.500%, due 07/15/36(b)..............      500,000       493,175
        6.583%, due 01/01/37.................      370,647       376,551
        5.837%, due 02/01/37.................      163,042       163,675
        6.618%, due 02/01/37.................       95,109        96,203
        6.039%, due 05/01/37.................      400,000       401,131
       Tenn Valley Authority
         5.980%, due 04/01/36................      430,000       453,932
       U.S. Treasury Bond
        8.875%, due 08/15/17(b)..............      470,000       609,017
        6.000%, due 02/15/26(b)..............    2,440,000     2,664,177
        4.500%, due 02/15/36.................      685,000       620,461
       U.S. Treasury Inflation Index Bond
        2.375%, due 04/15/11-01/15/27(b).....    1,928,368     1,857,837
        2.000%, due 01/15/26.................      197,815       179,239
       U.S. Treasury Inflation Index Note
        0.875%, due 04/15/10(b)..............       87,261        82,899
        2.000%, due 01/15/16.................      707,968       672,404
        2.500%, due 07/15/16(b)..............      296,734       293,512
       U.S. Treasury Note
        3.750%, due 05/15/08(b)..............       10,000         9,894
        5.125%, due 06/30/11-05/15/16(b).....   13,610,000    13,700,991
        4.500%, due 09/30/11-04/30/12(b).....    1,870,000     1,839,215
        4.625%, due 10/31/11-11/15/16(b).....   12,925,000    12,620,229
        4.250%, due 08/15/14(b)..............      800,000       765,501
        4.500%, due 05/15/17(b)..............    4,390,000     4,210,287
        4.750%, due 02/15/37(b)..............      690,000       650,811
                                                           -------------
       Total U. S. Government & Agency
         Obligations
         (Cost $44,501,199)..................                 43,635,397
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        FOREIGN BONDS & DEBT SECURITIES - 0.5%
        LUXEMBOURG - 0.1%
        Telecom Italia Capital S.A.
          4.000%, due 01/15/10............... $    300,000 $     288,568
                                                           -------------
        MEXICO - 0.3%
        Mexico Government International Bond
          6.750%, due 09/27/34(b)............      728,000       778,232
                                                           -------------
        RUSSIA - 0.1%
        Russian Federation
          7.500%, due 03/31/30 (144A)(f).....      189,050       208,542
                                                           -------------
        Total Foreign Bonds & Debt Securities
          (Cost $1,280,023)..................                  1,275,342
                                                           -------------

        CONVERTIBLE BONDS - 3.9%
        AEROSPACE & DEFENSE - 0.3%
        AAR Corp. 1.750%, due 02/01/26(f)....      175,000       223,563
        DRS Technologies, Inc.
          2.000%, due 02/01/26 (144A)........      125,000       137,500
        L-3 Communications Corp.
         3.000%, due 08/01/35 (144A)(f)......       75,000        84,938
         3.000%, due 08/01/35(b),(f).........      100,000       113,250
        Orbital Sciences Corp.
          2.438%, due 01/15/27 (144A)(f).....      125,000       136,562
                                                           -------------
                                                                 695,813
                                                           -------------
        AUTOMOTIVE LOANS - 0.1%
        Americredit Corp.
          2.125%, due 09/15/13...............      125,000       133,906
                                                           -------------
        BIOTECHNOLOGY - 0.2%
        Amgen, Inc.
          0.375%, due 02/01/13 (144A)(f).....      250,000       223,125
        Genzyme Corp.
          1.250%, due 12/01/23(b)............      225,000       237,375
        Incyte Corp.
          3.500%, due 02/15/11(b)............      150,000       132,188
                                                           -------------
                                                                 592,688
                                                           -------------
        BUILDING MATERIALS - 0.1%
        NCI Building Systems, Inc.
          2.125%, due 11/15/24(b)............      150,000       199,875
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.2%
        Euronet Worldwide, Inc.
          3.500%, due 10/15/25...............      325,000       343,281
        United Rentals North America, Inc.
          1.875%, due 10/15/23...............      100,000       151,750
                                                           -------------
                                                                 495,031
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
        Anixter International, Inc.
          1.000%, due 02/15/13(b)............      100,000       129,125
        Avnet, Inc. 2.000%, due 03/15/34(b)..      100,000       127,000

           ----------------------------------------------------------
           SECURITY                            PAR         VALUE
           DESCRIPTION                        AMOUNT      (NOTE 2)
           ----------------------------------------------------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
           LSI Logic Corp.
             4.000%, due 05/15/10(b)...... $    175,000 $     170,406
           WESCO International, Inc.
             2.625%, due 10/15/25(f)......      250,000       386,563
                                                        -------------
                                                              813,094
                                                        -------------
           ELECTRONICS - 0.1%
           Flextronics International, Ltd.
             1.000%, due 08/01/10(b)......      175,000       163,625
                                                        -------------
           ENERGY - 0.1%
           Sunpower Corp.
             1.250%, due 02/15/27.........      125,000       157,656
                                                        -------------
           FINANCIAL - DIVERSIFIED - 0.2%
           Affiliated Managers Group, Inc.
             4.860%, due 02/25/33(a)......       50,000       163,670
           Merrill Lynch & Co., Inc.
             0.000%, due 03/13/32(b),(d)..      325,000       400,368
                                                        -------------
                                                              564,038
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
           Henry Schein, Inc.
             3.000%, due 08/15/34.........      175,000       224,875
           Medtronic, Inc.
            1.500%, due 04/15/11 (144A)(f)      225,000       239,625
            1.500%, due 04/15/11
              (144A)(f)(b)................       25,000        26,625
                                                        -------------
                                                              491,125
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 0.1%
           Pacificare Health Systems, Inc.
             3.000%, due 10/15/32.........      100,000       368,875
                                                        -------------
           HOLDING COMPANIES-DIVERSIFIED - 0.0%
           Acquicor Technology, Inc.
             8.000%, due 12/31/11.........      125,000       113,750
                                                        -------------
           HOMEBUILDERS - 0.1%
           Beazer Homes USA, Inc.
             4.625%, due 06/15/24(b)......      425,000       375,594
                                                        -------------
           HOTELS, RESTAURANTS & LEISURE - 0.1%
           Carnival Corp.
             2.000%, due 04/15/21.........      100,000       126,750
           Hilton Hotels Corp.
             3.375%, due 04/15/23.........      100,000       151,125
                                                        -------------
                                                              277,875
                                                        -------------
           INDUSTRIAL - DIVERSIFIED - 0.2%
           Actuant Corp.
             2.000%, due 11/15/23(b)......      200,000       323,000
           Danaher Corp.
             1.482%, due 01/22/21(d)......      175,000       194,031
                                                        -------------
                                                              517,031
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ---------------------------------------------------------------

        MACHINERY - 0.1%
        Roper Industries, Inc.
          1.481%, due 01/15/34(b)........... $    225,000 $     163,406
                                                          -------------
        OIL & GAS - 0.1%
        Halliburton Co.
          3.125%, due 07/15/23(b)...........       75,000       139,219
        Pride International, Inc.
          3.250%, due 05/01/33(b)...........      150,000       224,812
                                                          -------------
                                                                364,031
                                                          -------------
        OIL & GAS EXPLORATION & PRODUCTION - 0.0%
        Cameron International Corp.
          2.500%, due 06/15/26(b)...........      100,000       122,125
                                                          -------------
        PHARMACEUTICALS - 0.3%
        Alexion Pharmaceuticals, Inc.
          1.375%, due 02/01/12..............       75,000       116,063
        BioMarin Pharmaceutical, Inc.
          2.500%, due 03/29/13(b)...........      200,000       257,500
        NPS Pharmaceuticals, Inc.
          3.000%, due 06/15/08..............      200,000       191,000
        Teva Pharmaceutical Industries, Ltd.
          0.250%, due 02/01/24(b)...........      175,000       213,937
                                                          -------------
                                                                778,500
                                                          -------------
        RETAIL - MULTILINE - 0.2%
        Charming Shoppes, Inc.
          1.125%, due 05/01/14 (144A).......      175,000       157,719
        Lowe's Cos., Inc.
          0.861%, due 10/19/21(d)...........      200,000       215,000
        Pier 1 Imports, Inc. /
          6.125% 6.375%, due 02/15/36
          (144A)(f),(e).....................      125,000       124,687
                                                          -------------
                                                                497,406
                                                          -------------
        SAVINGS & LOANS - 0.2%
        Bankunited Capital Trust
          3.125%, due 03/01/34(b)...........      525,000       472,500
                                                          -------------
        SOFTWARE - 0.2%
        Blackboard, Inc.
          3.250%, due 07/01/27..............      125,000       131,406
        Lawson Software, Inc.
          2.500%, due 04/15/12 (144A).......      125,000       133,438
        Mentor Graphics Corp.
          6.250%, due 03/01/26..............      225,000       245,812
        SINA Corp.
          0.000%, due 07/15/23(d)...........      100,000       168,000
                                                          -------------
                                                                678,656
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
        ADC Telecommunications, Inc.
          5.784%, due 06/15/13(a)...........      250,000       244,687

        ----------------------------------------------------------------
        SECURITY                               SHARES/PAR     VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
        Amdocs, Ltd.
          0.500%, due 03/15/24(b)............ $    200,000 $     207,500
        Comverse Technology, Inc.
          0.000%, due 05/15/23(d)............      100,000       123,500
        Dobson Communications Corp.
          1.500%, due 10/01/25 (144A)(f).....       75,000        91,125
        Logix Communications Enterprises
          1.500%, due 10/01/25...............       50,000        60,750
        NII Holdings, Inc.
          2.750%, due 08/15/25(f)............      200,000       345,500
        Symmetricom, Inc.
          3.250%, due 06/15/25...............       75,000        75,000
                                                           -------------
                                                               1,148,062
                                                           -------------
        TRANSPORTATION - 0.1%
        YRC Worldwide, Inc.
          5.000%, due 08/08/23(b)............      125,000       152,969
                                                           -------------
        Total Convertible Bonds
          (Cost $9,556,229)..................                 10,337,631
                                                           -------------

        COMMON STOCKS - 55.3%
        AEROSPACE & DEFENSE - 1.8%
        Boeing Co. (The).....................       14,166     1,362,203
        General Dynamics Corp................        3,276       256,249
        Lockheed Martin Corp.................        8,950       842,463
        Northrop Grumman Corp................       10,473       815,532
        Raytheon Co..........................        7,012       377,877
        United Technologies Corp.............       15,736     1,116,154
                                                           -------------
                                                               4,770,478
                                                           -------------
        AIR FREIGHT & LOGISTICS - 0.7%
        FedEx Corp...........................        5,900       654,723
        Ryder System, Inc....................       17,100       919,980
        United Parcel Service, Inc. - Class B        3,720       271,560
                                                           -------------
                                                               1,846,263
                                                           -------------
        BANKS - 2.2%
        Bank of America Corp.................       44,226     2,162,209
        Bank of New York Co., Inc............       12,070       500,181
        Commerce Bancorp, Inc.(b)............        6,300       233,037
        Credicorp, Ltd.......................        3,900       238,563
        Northern Trust Corp..................       12,200       783,728
        U.S. Bancorp.........................        8,826       290,816
        Wachovia Corp........................       10,123       518,804
        Wells Fargo & Co.....................       26,770       941,501
                                                           -------------
                                                               5,668,839
                                                           -------------
        BEVERAGES - 1.0%
        Anheuser-Busch Cos., Inc.............        3,900       203,424
        Coca-Cola Co.........................       11,765       615,427

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         BEVERAGES - CONTINUED
         Molson Coors Brewing Co. - Class B....... 14,670 $   1,356,388
         PepsiCo, Inc.............................  8,482       550,058
                                                          -------------
                                                              2,725,297
                                                          -------------
         BIOTECHNOLOGY - 0.4%
         Amgen, Inc.*.............................  9,822       543,058
         Gilead Sciences, Inc.*...................  4,754       184,313
         Invitrogen Corp.*........................  4,000       295,000
                                                          -------------
                                                              1,022,371
                                                          -------------
         CHEMICALS - 0.6%
         Albemarle Corp...........................  8,300       319,799
         Dow Chemical Co. (The)................... 16,751       740,729
         E.I. du Pont de Nemours & Co.............  9,523       484,150
                                                          -------------
                                                              1,544,678
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.2%
         Brink's Co. (The)(b).....................  4,400       272,316
         R. R. Donnelley & Sons Co................  6,560       285,426
                                                          -------------
                                                                557,742
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
         Cisco Systems, Inc.*..................... 58,292     1,623,432
         Harris Corp.(b).......................... 31,700     1,729,235
         Motorola, Inc............................ 12,075       213,728
         QUALCOMM, Inc............................  8,475       367,730
                                                          -------------
                                                              3,934,125
                                                          -------------
         COMPUTERS & PERIPHERALS - 2.2%
         Apple, Inc.*.............................  4,717       575,663
         Dell, Inc.*.............................. 11,828       337,689
         EMC Corp.*............................... 10,637       192,530
         Hewlett-Packard Co....................... 42,209     1,883,366
         Ingram Micro, Inc. - Class A*............  6,200       134,602
         International Business Machines Corp.(b). 22,073     2,323,183
         Lexmark International, Inc. - Class A*(b)  4,100       202,171
         Western Digital Corp.*...................  4,900        94,815
                                                          -------------
                                                              5,744,019
                                                          -------------
         ELECTRIC UTILITIES - 1.5%
         Centerpoint Energy, Inc.(b).............. 19,600       341,040
         Edison International.....................  8,200       460,184
         Exelon Corp..............................  3,488       253,229
         FirstEnergy Corp.(b)..................... 15,321       991,728
         Northeast Utilities......................  3,400        96,424
         OGE Energy Corp..........................  7,875       288,619
         PG&E Corp................................ 14,300       647,790
         Public Service Enterprise Group, Inc.....  6,350       557,403
         Reliant Energy, Inc.*(b)................. 11,300       304,535
         TXU Corp.(b).............................     22         1,480
                                                          -------------
                                                              3,942,432
                                                          -------------

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            --------------------------------------------------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
            Acuity Brands, Inc................. 17,600 $   1,060,928
            Emerson Electric Co................ 12,900       603,720
            Vishay Intertechnology, Inc.*...... 27,300       431,886
            Xerox Corp.*....................... 18,300       338,184
                                                       -------------
                                                           2,434,718
            ENERGY - 0.0%
            Enterprise GP Holdings L.P(b)......  2,000        75,860
                                                       -------------
            ENERGY EQUIPMENT & SERVICES - 0.9%
            Cameron International Corp.*....... 15,000     1,072,050
            Diamond Offshore Drilling, Inc.(b).  2,000       203,120
            GlobalSantaFe Corp.................  7,000       505,750
            Rowan Companies, Inc.(b)...........  2,500       102,450
            Schlumberger, Ltd..................  6,010       510,489
                                                       -------------
                                                           2,393,859
                                                       -------------
            FINANCIAL - DIVERSIFIED - 5.1%
            American Express Co................  6,107       373,626
            Ameriprise Financial, Inc.......... 11,300       718,341
            Citigroup, Inc..................... 72,260     3,706,215
            Countrywide Financial Corp.(b).....  5,800       210,830
            Fannie Mae.........................  5,034       328,871
            Federated Investors, Inc. - Class B 18,000       689,940
            First Marblehead Corp. (The)(b).... 10,200       394,128
            Freddie Mac........................  3,064       185,985
            Goldman Sachs Group, Inc. (The)....  4,523       980,360
            JPMorgan Chase & Co................ 50,796     2,461,066
            Lehman Brothers Holdings, Inc......  9,056       674,853
            Merrill Lynch & Co., Inc........... 12,687     1,060,380
            Morgan Stanley..................... 14,594     1,224,145
            Prudential Financial, Inc..........  3,137       305,011
            Washington Mutual, Inc.(b).........  4,800       204,672
                                                       -------------
                                                          13,518,423
                                                       -------------
            FOOD & DRUG RETAILING - 0.3%
            Safeway, Inc....................... 18,310       623,089
            Walgreen Co........................  5,396       234,942
                                                       -------------
                                                             858,031
                                                       -------------
            FOOD PRODUCTS - 1.1%
            Archer-Daniels-Midland Co.......... 22,100       731,289
            Corn Products International, Inc... 23,500     1,068,075
            Tyson Foods, Inc. - Class A........ 48,400     1,115,136
                                                       -------------
                                                           2,914,500
                                                       -------------
            FOOD RETAILERS - 0.3%
            Kroger Co. (The)................... 25,400       714,502
                                                       -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
            Applera Corp....................... 30,800       940,632
            DENTSPLY International, Inc........  4,975       190,344
            Edwards Lifesciences Corp.*........  4,400       217,096
            Hillenbrand Industries, Inc........  3,400       221,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          ------------------------------------------------------------

          HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
          Johnson & Johnson...................... 32,225 $   1,985,704
          Medtronic, Inc.........................  6,045       313,494
                                                         -------------
                                                             3,868,270
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 2.2%
          Aetna, Inc............................. 16,704       825,177
          Humana, Inc.*.......................... 14,726       896,961
          LifePoint Hospitals, Inc.*(b)..........  4,900       189,532
          McKesson Corp.......................... 23,450     1,398,558
          UnitedHealth Group, Inc................ 27,308     1,396,531
          WellPoint, Inc.*....................... 12,318       983,346
                                                         -------------
                                                             5,690,105
                                                         -------------
          HOMEBUILDERS - 0.1%
          NVR, Inc.*(b)..........................    232       157,702
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 0.3%
          Carnival Corp..........................  8,100       395,037
          McDonald's Corp........................  6,252       317,352
                                                         -------------
                                                               712,389
                                                         -------------
          HOUSEHOLD DURABLES - 0.1%
          Toro Co. (The).........................  3,700       217,893
                                                         -------------
          HOUSEHOLD PRODUCTS - 0.5%
          Kimberly-Clark Corp....................     64         4,281
          Procter & Gamble Co. (The)............. 21,389     1,308,793
                                                         -------------
                                                             1,313,074
                                                         -------------
          INDUSTRIAL - DIVERSIFIED - 1.6%
          3M Co..................................  3,800       329,802
          General Electric Co.................... 69,215     2,649,550
          Honeywell International, Inc........... 13,210       743,459
          Tyco International, Ltd................ 13,063       441,399
                                                         -------------
                                                             4,164,210
                                                         -------------
          INSURANCE - 3.5%
          ACE, Ltd...............................  3,600       224,657
          Allstate Corp. (The)................... 10,159       624,880
          American International Group, Inc...... 34,635     2,425,489
          Chubb Corp. (The)...................... 25,300     1,369,742
          Hartford Financial Services Group, Inc.
            (The)................................  5,315       523,581
          Loews Corp............................. 15,860       808,543
          Manulife Financial Corp.(b)............ 20,900       779,988
          PartnerRe, Ltd.(b)..................... 11,772       912,330
          Principal Financial Group, Inc......... 13,700       798,573
          RenaissanceRe Holdings, Ltd............  3,400       210,766
          Travelers Cos., Inc. (The)............. 11,900       636,650
                                                         -------------
                                                             9,315,199
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 0.4%
          eBay, Inc.*............................  7,172       230,795
          Google, Inc. - Class A*................  1,300       680,394

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - CONTINUED
         Yahoo!, Inc.*............................  6,855 $     185,976
                                                          -------------
                                                              1,097,165
                                                          -------------
         IT CONSULTING & SERVICES - 0.2%
         Electronic Data Systems Corp............. 22,850       633,630
                                                          -------------
         MACHINERY - 0.5%
         Caterpillar, Inc......................... 11,600       908,280
         Parker Hannifin Corp.....................  3,300       323,103
                                                          -------------
                                                              1,231,383
                                                          -------------
         MEDIA - 1.5%
         Citadel Broadcasting Corp................      1             7
         Comcast Corp. - Class A*................. 34,899       981,360
         EchoStar Communications Corp.*...........  9,400       407,678
         News Corp. - Class A..................... 19,575       415,186
         Time Warner, Inc......................... 55,233     1,162,102
         Walt Disney Co. (The).................... 28,076       958,515
                                                          -------------
                                                              3,924,848
                                                          -------------
         METALS & MINING - 0.7%
         Alcan, Inc...............................  7,100       577,230
         Commercial Metals Co..................... 17,300       584,221
         Reliance Steel & Aluminum Co.(b)......... 11,300       635,738
                                                          -------------
                                                              1,797,189
                                                          -------------
         OIL & GAS - 6.5%
         Apache Corp..............................    800        65,272
         Chesapeake Energy Corp.(b)............... 18,600       643,560
         Chevron Corp............................. 21,519     1,812,761
         ConocoPhillips........................... 24,829     1,949,076
         Devon Energy Corp........................  8,203       642,213
         Exxon Mobil Corp......................... 62,025     5,202,657
         Halliburton Co........................... 21,054       726,363
         Hess Corp................................  9,120       537,715
         Marathon Oil Corp........................ 16,020       960,559
         Occidental Petroleum Corp................  6,494       375,873
         Petro-Canada............................. 20,000     1,063,200
         Superior Energy Services, Inc.*(b)....... 15,200       606,784
         Tidewater, Inc.(b).......................  9,200       652,096
         Transocean, Inc.*........................  6,852       726,175
         UGI Corp.................................  8,800       240,064
         Valero Energy Corp....................... 11,220       828,709
                                                          -------------
                                                             17,033,077
                                                          -------------
         PERSONAL PRODUCTS - 0.3%
         Estee Lauder Companies, Inc. - Class A(b) 12,700       577,977
         NBTY, Inc.*(b)...........................  5,400       233,280
                                                          -------------
                                                                811,257
                                                          -------------
         PHARMACEUTICALS - 3.6%
         Abbott Laboratories......................  7,882       422,081
         Biovail Corp............................. 14,500       368,590
         Bristol-Myers Squibb Co.................. 10,091       318,472

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                                SHARES   (NOTE 2)
        ---------------------------------------------------------------
        PHARMACEUTICALS - CONTINUED
        Cephalon, Inc.*(b)........................  4,850 $     389,891
        Eli Lilly & Co............................  5,779       322,931
        Endo Pharmaceuticals Holdings, Inc.*......  9,700       332,031
        Forest Laboratories, Inc.*................ 14,900       680,185
        King Pharmaceuticals, Inc.*............... 43,600       892,056
        Medco Health Solutions, Inc.*.............  2,200       171,578
        Merck & Co., Inc.......................... 20,516     1,021,697
        Mylan Laboratories, Inc.(b)............... 39,700       722,143
        Pfizer, Inc............................... 93,123     2,381,155
        Schering-Plough Corp......................  8,147       247,995
        Watson Pharmaceuticals, Inc.*(b).......... 24,600       800,238
        Wyeth.....................................  7,256       416,059
                                                          -------------
                                                              9,487,102
                                                          -------------
        REAL ESTATE - 0.3%
        CB Richard Ellis Group, Inc. - Class A*(b) 18,100       660,650
        Digital Realty Trust, Inc.* (REIT)........  8,600       204,250
        Host Hotels & Resorts, Inc. (REIT)........    400         9,248
                                                          -------------
                                                                874,148
                                                          -------------
        RETAIL - MULTILINE - 2.2%
        Costco Wholesale Corp.....................  2,522       147,587
        J.C. Penney Co., Inc...................... 19,200     1,389,696
        Kohl's Corp. *............................  4,700       333,841
        Target Corp............................... 14,204       903,374
        Wal-Mart Stores, Inc...................... 61,515     2,959,487
                                                          -------------
                                                              5,733,985
                                                          -------------
        RETAIL - SPECIALTY - 1.5%
        American Eagle Outfitters, Inc.(b)........ 31,528       809,008
        Home Depot, Inc. (The).................... 22,656       891,514
        Lowe's Cos., Inc..........................  8,225       252,425
        Men's Wearhouse, Inc. (The)(b)............  3,200       163,424
        NIKE, Inc. - Class B...................... 16,200       944,298
        Ross Stores, Inc.......................... 11,900       366,520
        Staples, Inc.(b).......................... 20,900       495,957
                                                          -------------
                                                              3,923,146
                                                          -------------
        ROAD & RAIL - 0.6%
        Burlington Northern Santa Fe Corp.........  8,193       697,552
        CSX Corp..................................  7,488       337,559
        Union Pacific Corp........................  3,700       426,055
                                                          -------------
                                                              1,461,166
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
        ASML Holding N.V.*(b)..................... 30,960       849,852
        Integrated Device Technology, Inc.*....... 31,200       476,424
        Intel Corp................................ 63,417     1,506,788
        Linear Technology Corp.................... 14,300       517,374
        Novellus Systems, Inc.*(b)................ 10,100       286,537
        Texas Instruments, Inc....................  7,584       285,386
                                                          -------------
                                                              3,922,361
                                                          -------------

          ------------------------------------------------------------
          SECURITY                            SHARES/PAR    VALUE
          DESCRIPTION                           AMOUNT     (NOTE 2)
          ------------------------------------------------------------
          SOFTWARE - 1.9%
          BMC Software, Inc.*................    27,900  $     845,370
          Compuware Corp.*(b)................    93,000      1,102,980
          Microsoft Corp.....................    74,367      2,191,595
          Oracle Corp.*......................    28,966        570,920
          Sybase, Inc.*(b)...................    16,721        399,465
                                                         -------------
                                                             5,110,330
                                                         -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.6%
          Corning, Inc.*(b)..................    13,537        345,870
          Qwest Communications International,
            Inc.*(b).........................   135,100      1,310,470
          Sprint Nextel Corp.................    14,258        295,283
          Telephone & Data Systems, Inc......     6,150        384,806
          Verizon Communications, Inc........    44,076      1,814,609
                                                         -------------
                                                             4,151,038
                                                         -------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.1%
          AT&T, Inc..........................    72,186      2,995,719
                                                         -------------
          TOBACCO - 0.4%
          Altria Group, Inc..................    14,987      1,051,188
                                                         -------------
          Total Common Stocks
          (Cost $121,275,140)                              145,343,711
                                                         -------------

          CONVERTIBLE PREFERRED STOCKS - 0.5%
          COMMERCIAL SERVICES & SUPPLIES - 0.1%
          United Rentals Trust I
            6.500%, due 08/01/28.............  $  3,958        195,426
                                                         -------------
          ELECTRIC UTILITIES - 0.1%
          NRG Energy, Inc. 4.000%(b).........        90        192,150
                                                         -------------
          ENTERTAINMENT & LEISURE - 0.1%
          Six Flags, Inc. 7.250%, due
            08/15/09(b)......................     8,400        204,750
                                                         -------------
          FINANCE - DIVERSIFIED - (0.1)%
          E*Trade Financial Corp.
            6.125%, due 11/18/08.............     3,500         97,563
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 0.1%
          Omnicare, Inc., Series B
            4.000%, due 06/15/33.............     5,300        263,675
                                                         -------------
          MEDIA - 0.1%
          Interpublic Group (IPG) - Class B
            5.250%, (144A)(f)................       183        195,650
                                                         -------------
          REAL ESTATE - 0.1%
          Simon Property Group, Inc. (REIT)
            6.000%...........................     2,600        197,574
                                                         -------------
          Total Convertible Preferred Stocks
          (Cost $1,250,193)                                  1,346,788
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR        VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       SHORT-TERM INVESTMENTS - 3.1%
       State Street Bank & Trust Co., Repurchase
         Agreement dated 06/29/07 at 2.550% to
         be repurchased at $2,029,431 on
         07/02/07 collateralized by $1,615,000
         U.S Treasury Bond at 8.000% due
         11/15/21 with a value of $2,071,238.... $2,029,000 $   2,029,000
       State Street Bank & Trust Co., Repurchase
         Agreement dated 06/29/07 at 3.400% to
         be repurchased at $5,740,626 on
         07/02/07 collateralized by $5,885,000
         FNMA at 5.148% due 08/08/07 with a
         value of $5,856,152....................  5,739,000     5,739,000
       State Street Bank & Trust Co., Repurchase
         Agreement dated 06/29/07 at 4.720% to
         be repurchased at $234,092 on
         07/02/07 collateralized by $240,000
         U.S Treasury Bond at 5.250% due
         11/15/28 with a value of $241,500......    234,000       234,000
                                                            -------------
       Total Short-Term Investments
       (Cost $8,002,000)                                        8,002,000
                                                            -------------

           TOTAL INVESTMENTS - 104.7%
           (Cost $251,405,719)                          275,201,581
                                                       ------------

           Other Assets and Liabilities (net) - (4.7)%  (12,370,024)
                                                       ------------

           TOTAL NET ASSETS - 100.0%                   $262,831,557
                                                       ============

PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) Variable or floating rate security. The stated rate represents the rate at June 30, 2007.
(b) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $57,122,900 and the collateral received consisted of cash in the amount of $58,335,013.
(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(d) Zero coupon bond - Interest rate represents current yield to maturity.
(e) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(f) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $6,703,809 of net assets

AIG - American International Guaranty

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $267,199,581
   Repurchase Agreement                                                     8,002,000
   Cash                                                                         1,383
   Collateral for securities on loan                                       58,335,013
   Receivable for investments sold                                            998,951
   Receivable for Trust shares sold                                               557
   Dividends receivable                                                       117,691
   Interest receivable                                                      1,261,060
                                                                         ------------
     Total assets                                                         335,916,236
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 14,229,931
     Trust shares redeemed                                                    209,299
     Unrealized depreciation on forward currency contracts (Note 7)            29,271
     Collateral for securities on loan                                     58,335,013
     Investment advisory fee payable (Note 3)                                 109,010
     Administration fee payable                                                 3,383
     Custodian and accounting fees payable                                     75,716
   Accrued expenses                                                            93,056
                                                                         ------------
     Total liabilities                                                     73,084,679
                                                                         ------------
NET ASSETS                                                               $262,831,557
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $224,310,005
   Accumulated net realized gain                                           10,955,771
   Unrealized appreciation on investments and foreign currency             23,766,779
   Undistributed net investment income                                      3,799,002
                                                                         ------------
     Total                                                               $262,831,557
                                                                         ============
NET ASSETS
   Class A                                                               $262,831,557
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 15,499,025
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      16.96
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $243,403,719

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 1,259,568
    Interest (2)                                                                         3,019,457
                                                                                       -----------
       Total investment income                                                           4,279,025
                                                                                       -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                       659,670
    Administration fees                                                                     11,027
    Custody and accounting fees                                                             45,394
    Transfer agent fees                                                                      2,466
    Audit                                                                                   12,064
    Legal                                                                                    8,392
    Trustee fees and expenses                                                                2,607
    Shareholder reporting                                                                   19,852
    Insurance                                                                                5,940
    Other                                                                                    1,164
                                                                                       -----------
       Total expenses                                                                      768,576
       Less broker commission recapture                                                    (11,511)
                                                                                       -----------
    Net expenses                                                                           757,065
                                                                                       -----------
    Net investment income                                                                3,521,960
                                                                                       -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
       Investments                                                                      12,313,615
       Foreign currency                                                                    (46,788)
                                                                                       -----------
    Net realized gain on investments and foreign currency                               12,266,827
                                                                                       -----------
    Net change in unrealized depreciation on:
       Investments                                                                      (2,563,135)
       Foreign currency                                                                     (9,060)
                                                                                       -----------
    Net change in unrealized depreciation on investments and foreign currency           (2,572,195)
                                                                                       -----------
    Net realized and change in unrealized gain on investments and foreign currency       9,694,632
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $13,216,592
                                                                                       ===========

---------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $     6,379
(2)Interest income includes securities lending income of:                                   33,252


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  3,521,960  $  6,481,976
   Net realized gain on investments and foreign currency                   12,266,827    21,787,404
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (2,572,195)     (746,478)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    13,216,592    27,522,902
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (6,361,425)   (6,069,158)
   From net realized gains
     Class A                                                              (22,361,843)   (8,233,117)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (28,723,268)  (14,302,275)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                1,600,186     2,095,842
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               28,723,268    14,302,275
   Cost of shares repurchased
     Class A                                                              (18,899,251)  (40,191,799)
                                                                         ------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                        11,424,203   (23,793,682)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                               (4,082,473)  (10,573,055)
   Net assets at beginning of period                                      266,914,030   277,487,085
                                                                         ------------  ------------
   Net assets at end of period                                           $262,831,557  $266,914,030
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  3,799,002  $  6,638,467
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO                           --------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007
                                                                        (UNAUDITED)
                                                                       --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $ 18.07
                                                                          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.24(a)
Net Realized/Unrealized Gain (Loss) on Investments....................       0.67
                                                                          -------
Total from Investment Operations......................................       0.91
                                                                          -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.45)
Distributions from Net Realized Capital Gains.........................      (1.57)
                                                                          -------
Total Distributions...................................................      (2.02)
                                                                          -------
NET ASSET VALUE, END OF PERIOD........................................    $ 16.96
                                                                          =======
TOTAL RETURN                                                                 5.10%
Ratio of Expenses to Average Net Assets...............................       0.58%*
Ratio of Expenses to Average Net Assets Before Rebates................       0.59%*
Ratio of Net Investment Income to Average Net Assets..................       2.71%*
Portfolio Turnover Rate...............................................       75.2%
Net Assets, End of Period (in millions)...............................      $262.8

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                    CLASS A
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO                           ----------------------------------------------

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------
                                                                          2006      2005     2004++   2003++   2002++
                                                                       -------    ------    ------    ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 17.20    $16.67    $15.72    $13.20  $15.55
                                                                       -------    ------    ------    ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.42(a)   0.36(a)   0.37(a)   0.39    0.45
Net Realized/Unrealized Gain (Loss) on Investments....................    1.37      0.27      1.11(a)   2.51   (1.79)
                                                                       -------    ------    ------    ------  ------
Total from Investment Operations......................................    1.79      0.63      1.48      2.90   (1.34)
                                                                       -------    ------    ------    ------  ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.39)    (0.00)+   (0.39)    (0.38)  (0.92)
Distributions from Net Realized Capital Gains.........................   (0.53)    (0.10)    (0.14)       --   (0.09)
                                                                       -------    ------    ------    ------  ------
Total Distributions...................................................   (0.92)    (0.10)    (0.53)    (0.38)  (1.01)
                                                                       -------    ------    ------    ------  ------
NET ASSET VALUE, END OF PERIOD........................................ $ 18.07    $17.20    $16.67    $15.72  $13.20
                                                                       =======    ======    ======    ======  ======
TOTAL RETURN                                                             10.81%     3.84%     9.44%    21.98%  (8.60)%
Ratio of Expenses to Average Net Assets...............................    0.63%     0.61%     0.60%     0.59%   0.61 %
Ratio of Expenses to Average Net Assets Before Rebates................    0.65%     0.61%     0.61%     0.59%   0.61 %
Ratio of Net Investment Income to Average Net Assets..................    2.40%     2.15%     2.31%     2.64%   2.80 %
Portfolio Turnover Rate...............................................   171.9%     56.0%     64.0%     84.0%   39.0 %
Net Assets, End of Period (in millions)...............................   $266.9   $277.0    $297.0    $290.0  $251.0

+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Legg Mason Partners Managed Assets Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a separate advisory agreement with each of Batterymarch Financial Management, Inc., Western Asset Management Company, ClearBridge Advisors, LLC and Legg Mason Global Asset Allocation, LLC, (each, an "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of each advisory agreement. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreements, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                               Management Fees
                                              earned by Manager
                                             for the period ended
Portfolio                                       June 30, 2007     % per annum Average Daily Assets
---------                                    -------------------- ----------- --------------------

Legg Mason Partners Managed Assets Portfolio       $659,670          0.50%            All

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                    Maximum Expense Ratio
                                                    under current Expense
                                                    Limitation Agreement
                                                   ---------------------
      Portfolio                                    Class A Class B Class E
      ---------                                    ------- ------- -------

      Legg Mason Partners Managed Assets Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                Shares Issued
                                                                   Through                 Net Decrease
                                             Beginning  Shares    Dividend      Shares      in Shares      Ending
                                              Shares     Sold   Reinvestment  Repurchased  Outstanding     Shares
                                             ---------- ------- ------------- -----------  ------------  ----------
Legg Mason Partners Managed Assets Portfolio

 Class A

 06/30/2007                                  14,770,336  89,944     1,704,645  (1,065,900)      728,689  15,499,025
 12/31/2006                                  16,134,334 120,528       847,793  (2,332,319)   (1,363,998) 14,770,336

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                       Purchases                        Sales
                                             ------------------------------ ------------------------------
                                             U.S. Government Non-Government U.S. Government Non-Government
                                             --------------- -------------- --------------- --------------

Legg Mason Partners Managed Assets Portfolio  $126,581,495    $76,075,433    $127,241,875    $82,476,574

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                               Federal       Gross         Gross
                                              Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                        Cost     Appreciation (Depreciation)  Appreciation
---------                                    ------------ ------------ -------------- --------------

Legg Mason Partners Managed Assets Portfolio $251,405,719 $27,562,058   $(3,766,196)   $23,795,862

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                    Value of    Value of
                                                   Securities  Collateral
                                                   ----------- -----------

      Legg Mason Partners Managed Assets Portfolio $57,122,900 $58,335,013

7. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                        Value at    In Exchange Net Unrealized
 Settlement Date Contracts to Deliver June 30, 2007 for U.S. $   Depreciation
 --------------- -------------------- ------------- ----------- --------------

   08/08/2007      113,142,000 JPY      $921,502     $950,773      $(29,271)
                                                                   --------

                                                                   $(29,271)
                                                                   ========

JPY - Japanese Yen

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                              Ordinary Income   Long-Term Capital Gain         Total
                                             ------------------ ---------------------  ----------------------
                                                2006     2005      2006        2005       2006        2005
                                             ---------- ------- ----------  ---------- ----------- ----------

Legg Mason Partners Managed Assets Portfolio $6,683,640 $45,070 $7,618,635  $1,756,536 $14,302,275 $1,801,606

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal Income tax basis were as follows:

                                             Undistributed Undistributed     Net
                                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                Income         Gain      Appreciation   and Deferrals       Total
                                             ------------- ------------- ------------ ------------------ -----------

Legg Mason Partners Managed Assets Portfolio  $8,584,413    $20,177,530  $25,266,285         $--         $54,028,228

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED


QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  Legg Mason
                            Value Equity Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/07
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Equity markets powered higher during the first six months of 2007, shrugging off continued concerns about subprime lending in particular and the U.S. housing market in general, as well as a correction in late February and early March. The S&P 500(R) Index returned 6.96% during the two quarters, while the Russell 2000(R) Index/1/ of small caps returned 6.45%, a reversal of the last few years of small cap dominance. From a style perspective, the Russell 1000(R) Growth Index/2/ returned 8.13% versus 6.23% for the Russell 1000(R) Value Index/3/, also a turnaround from recent patterns.

Economic growth and corporate profits slowed but remain solidly in positive territory. Although the Fed continues to profess a hawkish bias, inflation worries have thankfully begun to recede. The rate cuts that many were expecting at the beginning of the year, however, are now looking less and less likely. We believe U.S. economic growth, softened by a downturn in the housing market, will continue to be slow but positive for the rest of 2007. Given strong employment levels and healthy corporate profits, the likelihood of a recession remains remote, in our view.

The new year continued the "game change" that has been evident since early August 2006, as traditional growth stocks outperformed value, and large caps posted better results than smaller issues. Our U.S. equity market outlook remains unchanged since the beginning of the year. We continue to expect equity returns in the mid-teens based on a favorable economic backdrop that should support solid earnings growth and dividends, benign monetary policy (recent rises in bond yield notwithstanding), and attractive valuations that leave room for a point or so of multiple expansion.

PORTFOLIO OVERVIEW

For the six months ended June 30, 2007, the Portfolio posted a total return of 5.06% for Class B, underperforming the 6.96% return of the

--------
/1/ The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 1000(R) Value Index is an unmanaged index which measures the performance of the Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

benchmark S&P 500(R) Index. Large stakes in weak-performing securities in the information technology, consumer discretionary, health care and telecommunication sectors were among the largest detractors from returns. Our absence from the strong-performing energy sector also weighed meaningfully on relative performance.

From an individual security perspective, Amazon.com took off after reporting an unexpectedly impressive first quarter that saw sequential margin expansion, increased full-year profit guidance, and a $500 million share repurchase. Other Internet holdings Expedia and Google also posted solid gains. Sprint Nextel, which performed poorly in 2006, made up some lost ground in the first half of 2007, as pressure from activist investors seems to have helped light a fire under the struggling company. Managed care organizations Aetna and Health Net also helped portfolio performance, as medical cost trends appear to be tipping back in their favor. On the downside, concerns about the sickly housing market, especially during the market's volatile first quarter, caused housing-related companies to perform poorly. Although the six stocks--Countrywide Financial, Centex, Pulte Homes, Beazer Homes, Ryland, and Home Depot--together represent only about 10% of the portfolio, their combined performance accounted for the lion's share of drag on overall returns. Most of the downturn was concentrated in February and March, and the group was able to make up some lost ground in the second quarter. Seagate Technology suffered following an April earnings release showing a weaker-than-expected demand environment and higher-than-expected price competition among desktop class drives. Meanwhile, expected synergies and lower intensity of competition from the Maxtor deal have yet to fully materialize.

We are optimistic about the portfolio for the rest of 2007 and beyond. We continue to believe that our disciplined, fundamental, bottom-up, valuation-focused process will, over the long-term, produce competitive results, and we thank investors for their continued trust and confidence.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/07
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Amazon.com, Inc.                           10.52%
              ---------------------------------------------------
              Tyco International, Ltd.                    7.99%
              ---------------------------------------------------
              AES Corp.                                   7.41%
              ---------------------------------------------------
              Sprint Nextel Corp.                         7.37%
              ---------------------------------------------------
              Google, Inc. - Class A                      7.22%
              ---------------------------------------------------
              Qwest Communications International, Inc.    6.38%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                    6.34%
              ---------------------------------------------------
              JPMorgan Chase & Co.                        6.16%
              ---------------------------------------------------
              Sears Holdings Corp.                        5.68%
              ---------------------------------------------------
              Aetna, Inc.                                 5.52%
              ---------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Communications         40.7%
Cyclical               10.0%
Non-Cyclical           11.8%
Financials             14.2%
Industrials            10.5%
Technology              7.6%
Utilities               5.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/07
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
          LEGG MASON CAPITAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

              Legg Mason Value Equity Portfolio        S&P 500(R) Index
              ---------------------------------        ----------------
 11/1/2005                  $10,000                       $10,000
12/31/2005                   10,650                        10,382
12/31/2006                   11,351                        12,023
 6/30/2007                   11,925                        12,860




    -------------------------------------------------------
                            Average Annual Return/2/
                            (for the period ended 6/30/07)
    -------------------------------------------------------
                                            Since
                            1 Year       Inception/3/
    -------------------------------------------------------
    Legg Mason Value Equity
    Portfolio--Class A      17.95%         11.44%
--        Class B           17.49%         11.17%
          Class E           17.74%         11.27%
    -------------------------------------------------------
- - S&P 500(R) Index/1/     20.59%         16.28%
    -------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,052.30       $3.31
  Hypothetical (5% return before expenses)     1,000.00      1,021.57        3.26
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,050.60       $4.58
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,051.40       $4.07
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% , 0.90% , and 0.80% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 99.0%
       AUTOMOBILES - 0.6%
       General Motors Corp.(a).................   224,300 $    8,478,540
                                                          --------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 2.2%
       Cisco Systems, Inc.*....................   854,300     23,792,255
       Motorola, Inc...........................   547,700      9,694,290
                                                          --------------
                                                              33,486,545
                                                          --------------
       COMPUTERS & PERIPHERALS - 4.7%
       Hewlett-Packard Co......................   624,000     27,842,880
       International Business Machines Corp.(a)   215,600     22,691,900
       Seagate Technology......................   903,100     19,660,487
                                                          --------------
                                                              70,195,267
                                                          --------------
       ELECTRIC UTILITIES - 5.2%
       AES Corp.*.............................. 3,547,200     77,612,736
                                                          --------------
       FINANCIAL - DIVERSIFIED - 11.6%
       Capital One Financial Corp..............   322,225     25,275,329
       Citigroup, Inc..........................   760,400     39,000,916
       Countrywide Financial Corp.............. 1,228,300     44,648,705
       JPMorgan Chase & Co..................... 1,332,200     64,545,090
                                                          --------------
                                                             173,470,040
                                                          --------------
       HEALTH CARE PROVIDERS & SERVICES - 10.1%
       Aetna, Inc.............................. 1,170,500     57,822,700
       Health Net, Inc.*.......................   515,400     27,213,120
       UnitedHealth Group, Inc................. 1,299,600     66,461,544
                                                          --------------
                                                             151,497,364
                                                          --------------
       HOUSEHOLD DURABLES - 3.1%
       Beazer Homes USA, Inc.(a)...............   155,450      3,834,951
       Centex Corp.............................   445,750     17,874,575
       Pulte Homes, Inc........................   797,600     17,906,120
       Ryland Group, Inc. (The)(a).............   162,500      6,072,625
                                                          --------------
                                                              45,688,271
                                                          --------------
       INDUSTRIAL - DIVERSIFIED - 7.5%
       General Electric Co.....................   758,500     29,035,380
       Tyco International, Ltd................. 2,478,600     83,751,894
                                                          --------------
                                                             112,787,274
                                                          --------------
       INSURANCE - 2.4%
       American International Group, Inc.......   513,250     35,942,898
                                                          --------------
       INTERNET & CATALOG RETAIL - 2.7%
       Expedia, Inc.*.......................... 1,365,800     40,004,282
                                                          --------------
       INTERNET SOFTWARE & SERVICES - 21.4%
       Amazon.com, Inc.*(a).................... 1,610,700    110,187,987
       eBay, Inc.*............................. 1,303,000     41,930,540
       Google, Inc. - Class A*.................   144,600     75,680,748
       IAC/InterActiveCorp.*(a)................ 1,203,500     41,653,135
       Yahoo!, Inc.*........................... 1,844,600     50,043,998
                                                          --------------
                                                             319,496,408
                                                          --------------

     ------------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ------------------------------------------------------------------------

     LEISURE EQUIPMENT & PRODUCTS - 2.9%
     Eastman Kodak Co.(a)......................   1,552,800 $   43,214,424
                                                            --------------
     MEDIA - 4.3%
     DIRECTV Group, Inc. (The)*................   1,234,400     28,526,984
     Time Warner, Inc..........................   1,737,400     36,554,896
                                                            --------------
                                                                65,081,880
                                                            --------------
     PHARMACEUTICALS - 1.6%
     Pfizer, Inc...............................     933,100     23,859,367
                                                            --------------
     RETAIL - MULTILINE - 4.0%
     Sears Holdings Corp.*.....................     351,000     59,494,500
                                                            --------------
     RETAIL - SPECIALTY - 2.3%
     Home Depot, Inc. (The)....................     869,900     34,230,565
                                                            --------------
     SOFTWARE - 2.8%
     CA, Inc...................................     752,150     19,428,035
     Electronic Arts, Inc.*....................     475,700     22,510,124
                                                            --------------
                                                                41,938,159
                                                            --------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.6%
     Qwest Communications International,
       Inc.*(a)................................   6,886,800     66,801,960
     Sprint Nextel Corp........................   3,726,700     77,179,957
                                                            --------------
                                                               143,981,917
                                                            --------------
     Total Common Stocks
     (Cost $1,338,264,404)                                   1,480,460,437
                                                            --------------

     SHORT-TERM INVESTMENT - 1.4%
     State Street Bank & Trust Co.,
       Repurchase Agreement dated 06/29/07 at
       3.400% to be repurchased at $21,717,151
       on 07/02/07 collateralized by 22,435,000
       FHLB at 4.375% due 9/17/10 with a value
       of $22,148,729.
       (Cost - $21,711,000).................... $21,711,000     21,711,000
                                                            --------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $1,359,975,404)                                   1,502,171,437
                                                            --------------

     Other Assets and Liabilities (net) - (0.4)%                (6,517,261)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,495,654,176
                                                            ==============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $155,582,418 and the collateral received consisted of cash in the amount of $95,299,185 and securities in the amount of $64,463,465.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LEGG MASON VALUE EQUITY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                               $1,480,460,437
   Repurchase Agreement                                              21,711,000
   Cash                                                                       7
   Collateral for securities on loan                                159,762,650
   Receivable for Trust shares sold                                   2,226,662
   Dividends receivable                                                 690,723
   Interest receivable                                                    2,050
                                                                 --------------
      Total assets                                                1,664,853,529
                                                                 --------------
LIABILITIES
   Payables for:
      Investments purchased                                           8,254,789
      Trust shares redeemed                                             170,105
      Distribution and services fees - Class B                           24,457
      Distribution and services fees - Class E                            3,008
      Collateral for securities on loan                             159,762,650
      Investment advisory fee payable (Note 3)                          776,346
      Administration fee payable                                         15,606
      Custodian and accounting fees payable                             103,334
   Accrued expenses                                                      89,058
                                                                 --------------
      Total liabilities                                             169,199,353
                                                                 --------------
NET ASSETS                                                       $1,495,654,176
                                                                 ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                               $1,345,575,116
   Accumulated net realized gain                                      6,612,354
   Unrealized appreciation on investments and foreign currency      142,196,033
   Undistributed net investment income                                1,270,673
                                                                 --------------
      Total                                                      $1,495,654,176
                                                                 ==============
NET ASSETS
   Class A                                                       $1,353,568,582
                                                                 ==============
   Class B                                                          118,163,757
                                                                 ==============
   Class E                                                           23,921,837
                                                                 ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                          115,538,652
                                                                 ==============
   Class B                                                           10,107,768
                                                                 ==============
   Class E                                                            2,043,576
                                                                 ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                       $        11.72
                                                                 ==============
   Class B                                                                11.69
                                                                 ==============
   Class E                                                                11.71
                                                                 ==============

-------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements            $1,338,264,404

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT INCOME:
   Dividends                                                              $ 4,923,994
   Interest (1)                                                               441,209
                                                                          -----------
       Total investment income                                              5,365,203
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         3,936,191
   Administration fees                                                         44,702
   Custody and accounting fees                                                 26,307
   Distribution fee - Class B                                                 141,088
   Distribution fee - Class E                                                  17,767
   Transfer agent fees                                                         15,655
   Audit                                                                       10,910
   Legal                                                                        7,367
   Trustee fees and expenses                                                    9,005
   Shareholder reporting                                                       15,837
   Insurance                                                                   24,593
   Other                                                                        2,534
                                                                          -----------
       Total expenses                                                       4,251,956
       Less broker commission recapture                                       (68,011)
                                                                          -----------
   Net expenses                                                             4,183,945
                                                                          -----------
   Net investment income                                                    1,181,258
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                          7,758,638
       Futures contracts                                                      259,072
       Foreign currency                                                       (11,526)
                                                                          -----------
   Net realized gain on investments, futures contracts and foreign
       currency                                                             8,006,184
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         50,442,554
       Foreign currency                                                            60
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            50,442,614
                                                                          -----------
   Net realized and change in unrealized gain on investment, futures
       contracts and foreign currency                                      58,448,798
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $59,630,056
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $    73,021

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LEGG MASON VALUE EQUITY PORTFOLIO
                                                      Period Ended     Year Ended
                                                      June 30, 2007   December 31,
                                                       (Unaudited)        2006
                                                     --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                             $    1,181,258  $    1,361,496
   Net realized gain on investments, futures
       contracts and foreign currency                     8,006,184      20,906,878
   Net change in unrealized appreciation on
       investments and foreign currency                  50,442,614      73,569,493
                                                     --------------  --------------
   Net increase in net assets resulting from
       operations                                        59,630,056      95,837,867
                                                     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                (35,618)     (1,365,072)
     Class B                                                 (3,741)             --
     Class E                                                   (777)        (10,937)
   From net realized gains
     Class A                                             (1,203,539)    (18,100,772)
     Class B                                               (126,501)     (2,124,828)
     Class E                                                (26,276)       (448,691)
                                                     --------------  --------------
   Net decrease in net assets resulting from
       distributions                                     (1,396,452)    (22,050,300)
                                                     --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                            355,303,412     889,008,817
     Class B                                             17,585,185      63,574,342
     Class E                                                805,239       1,343,563
   Net asset value of shares issued through
       acquisition
     Class A                                                     --      55,964,976
     Class B                                                     --      51,850,624
     Class E                                                     --      23,484,428
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              1,239,157      19,465,844
     Class B                                                130,242       2,124,828
     Class E                                                 27,053         459,628
   Cost of shares repurchased
     Class A                                            (27,296,799)    (60,874,300)
     Class B                                            (18,465,634)    (15,556,894)
     Class E                                             (2,070,655)     (2,528,473)
                                                     --------------  --------------
   Net increase in net assets from capital share
       transactions                                     327,257,200   1,028,317,383
                                                     --------------  --------------
TOTAL INCREASE IN NET ASSETS                            385,490,804   1,102,104,950
   Net assets at beginning of period                  1,110,163,372       8,058,422
                                                     --------------  --------------
   Net assets at end of period                       $1,495,654,176  $1,110,163,372
                                                     ==============  ==============
   Net assets at end of period includes
       undistributed net investment income           $    1,270,673  $      129,551
                                                     ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                CLASS A
LEGG MASON VALUE EQUITY PORTFOLIO                                                ----------------------------------
                                                                                 FOR THE PERIOD    FOR THE YEARS ENDED
                                                                                     ENDED            DECEMBER 31,
                                                                                 JUNE 30, 2007    -----------------
                                                                                  (UNAUDITED)        2006     2005(B)
                                                                                 --------------   ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................    $  11.15      $10.65     $10.00
                                                                                    --------      ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................................        0.01 (a)    0.03 (a)   0.00+(a)
Net Realized/Unrealized Gain on Investments.....................................        0.57        0.70       0.65
                                                                                    --------      ------     ------
Total from Investment Operations................................................        0.58        0.73       0.65
                                                                                    --------      ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................................       (0.00)+     (0.02)        --
Distributions from Net Realized Capital Gains...................................       (0.01)      (0.21)        --
                                                                                    --------      ------     ------
Total Distributions.............................................................       (0.01)      (0.23)        --
                                                                                    --------      ------     ------
NET ASSET VALUE, END OF PERIOD..................................................    $  11.72      $11.15     $10.65
                                                                                    ========      ======     ======
TOTAL RETURN                                                                            5.23%       6.83%      6.50%
Ratio of Expenses to Average Net Assets.........................................        0.65%*      0.72%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates........        0.66%*      0.74%(c)   8.27%*
Ratio of Net Investment Income to Average Net Assets............................        0.22%*      0.26%      0.08%*
Portfolio Turnover Rate.........................................................         6.2%       38.7%       9.1%
Net Assets, End of Period (in millions).........................................    $1,353.6      $972.7     $  3.2

                                                                                                CLASS B
                                                                                 ----------------------------------
                                                                                 FOR THE PERIOD    FOR THE YEARS ENDED
                                                                                     ENDED            DECEMBER 31,
                                                                                 JUNE 30, 2007    -----------------
                                                                                  (UNAUDITED)        2006     2005(B)
                                                                                 --------------   ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................    $  11.14      $10.65     $10.00
                                                                                    --------      ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.............................................................       (0.00)+(a)  (0.01)(a)  (0.01)(a)
Net Realized/Unrealized Gain on Investments.....................................        0.56        0.71       0.66
                                                                                    --------      ------     ------
Total from Investment Operations................................................        0.56        0.70       0.65
                                                                                    --------      ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................................       (0.00)+        --         --
Distributions from Net Realized Capital Gains...................................       (0.01)      (0.21)        --
                                                                                    --------      ------     ------
Total Distributions.............................................................       (0.01)      (0.21)        --
                                                                                    --------      ------     ------
NET ASSET VALUE, END OF PERIOD..................................................    $  11.69      $11.14     $10.65
                                                                                    ========      ======     ======
TOTAL RETURN                                                                            5.06 %     6.58 %      6.50 %
Ratio of Expenses to Average Net Assets.........................................        0.90 %*    1.05 %      1.05 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates........        0.91 %*    1.06 %(c)   4.54 %*
Ratio of Net Investment Loss to Average Net Assets..............................       (0.04)%*    (0.09)%    (0.36)%*
Portfolio Turnover Rate.........................................................         6.2 %     38.7 %       9.1 %
Net Assets, End of Period (in millions).........................................    $  118.2      $113.5     $  4.9

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2005.
(c) Excludes effect of deferred expense reimbursement--see Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                                     CLASS E
LEGG MASON VALUE EQUITY PORTFOLIO                                                          -----------------------
                                                                                              FOR THE      FOR THE
                                                                                           PERIOD ENDED  PERIOD ENDED
                                                                                           JUNE 30, 2007 DECEMBER 31,
                                                                                            (UNAUDITED)    2006(B)
                                                                                           ------------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................    $11.15        $10.55
                                                                                              ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................................      0.00+(a)      0.01 (a)
Net Realized/Unrealized Gain on Investments...............................................      0.57          0.81
                                                                                              ------        ------
Total from Investment Operations..........................................................      0.57          0.82
                                                                                              ------        ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................................     (0.00)+       (0.01)
Distributions from Net Realized Capital Gains.............................................     (0.01)        (0.21)
                                                                                              ------        ------
Total Distributions.......................................................................     (0.01)        (0.22)
                                                                                              ------        ------
NET ASSET VALUE, END OF PERIOD............................................................    $11.71        $11.15
                                                                                              ======        ======
TOTAL RETURN                                                                                    5.14%         7.74%
Ratio of Expenses to Average Net Assets...................................................      0.80%*        0.86%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates..................      0.81%*        0.87%*(c)
Ratio of Net Investment Income to Average Net Assets......................................      0.06%*        0.12%*
Portfolio Turnover Rate...................................................................       6.2%         38.7%
Net Assets, End of Period (in millions)...................................................    $ 23.9        $ 24.0

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes effect of deferred expense reimbursement--see Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Legg Mason Value Equity Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Legg Mason Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                    Management Fees
                                   earned by Manager
                                  for the period ended
Portfolio                            June 30, 2007     % per annum Average Daily Assets
---------                         -------------------- ----------- --------------------

Legg Mason Value Equity Portfolio      $3,936,191         0.65%     First $200 Million

                                                          0.63%     Over $200 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                              Maximum Expense Ratio
                                              under current Expense
                                              Limitation Agreement
                                             ----------------------
           Portfolio                         Class A Class B Class E
           ---------                         ------- ------- -------

           Legg Mason Value Equity Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                         Shares Issued   Shares Issued             Net Increase
                                                         in Connection      Through                 (Decrease)
                                  Beginning    Shares   with Acquisition   Dividend      Shares     in Shares     Ending
                                   Shares       Sold        (Note 8)     Reinvestment  Repurchased Outstanding    Shares
                                  ---------- ---------- ---------------- ------------- ----------- ------------ -----------

Legg Mason Value Equity Portfolio

 Class A

 06/30/2007                       87,202,671 30,608,838           --           108,889 (2,381,746)  28,335,981  115,538,652
 12/31/2006                          299,000 85,556,091    5,304,737         1,731,838 (5,688,995)  86,903,671   87,202,671

 Class B

 06/30/2007                       10,182,546  1,537,629           --            11,465 (1,623,872)     (74,778)  10,107,768
 12/31/2006                          457,402  6,088,981    4,919,414           189,210 (1,472,461)   9,725,144   10,182,546

 Class E

 06/30/2007                        2,153,830     68,879           --             2,379   (181,512)    (110,254)   2,043,576
 05/01/2006-12/31/2006                    --    127,826    2,226,012            40,892   (240,900)   2,153,830    2,153,830

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government Non-Government
                                  --------------- -------------- --------------- --------------

Legg Mason Value Equity Portfolio       $--        $398,398,228        $--        $76,528,685

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation)  Appreciation
---------                         -------------- ------------ -------------- --------------

Legg Mason Value Equity Portfolio $1,359,975,404 $177,648,739  $(35,452,706)  $142,196,033

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                              Value of     Value of
                                             Securities   Collateral
                                            ------------ ------------

          Legg Mason Value Equity Portfolio $155,582,418 $159,762,650

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                  Ordinary Income Long Term Capital Gain      Total
                                  --------------- ---------------------- ----------------
                                     2006    2005    2006        2005       2006     2005
                                  ---------- ----  -----------   ----    ----------- ----

Legg Mason Value Equity Portfolio $5,579,139 $--  $16,471,161    $--     $22,050,300 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized  Loss Carryforward
                                     Income         Gain      Appreciation   and Deferrals      Total
                                  ------------- ------------- ------------ ----------------- -----------

Legg Mason Value Equity Portfolio  $2,783,791     $292,584    $88,769,081         $--        $91,845,456

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Legg Mason Value Equity Portfolio ("Value Equity") acquired all of the net assets of MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., ("MFS Investors") pursuant to a plan of reorganization approved by MFS Investors shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 5,304,737 Class A shares of Value Equity (valued at $56.0 million) in exchange for the 5,954,932 Class A shares of MFS Investors, 4,919,414 Class B shares of Value Equity (valued at $51.9 million) in exchange for the 5,505,682 Class B shares of MFS Investors and 2,226,012 Class E shares of Value Equity (valued at $23.5 million) in exchange for the 2,496,689 Class E shares of MFS Investors. MFS Investors Class A net assets at that date ($56.0 million), including $7,451,570 of unrealized appreciation were combined with those of Value Equity Class A. MFS Investors Class B net assets at that date ($51.9 million), including $7,423,569 of unrealized appreciation were combined with those of Value Equity Class B. MFS Investors Class E net assets at that date ($23.5 million), including $3,153,729 of unrealized appreciation were combined with those of Value Equity Class E. The cost of securities acquired by Value Equity from MFS Investors was $113,318,381. The aggregate Class A net assets of Value Equity and MFS Investors immediately before the acquisition were $3,153,591 and $55,964,976, respectively. The aggregate Class A net assets of Value Equity immediately after the acquisition were $59,118,567. The aggregate Class B net assets of Value Equity and MFS Investors immediately before the acquisition were $29,399,561 and $51,850,624, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $81,250,185. The aggregate Class E net assets of Value Equity and MFS Investors immediately before the acquisition were $10,000 and $23,484,428, respectively. The aggregate Class E net assets of Value Equity immediately after the acquisition were $23,494,428.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                 Loomis Sayles
                           Global Markets Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

EQUITY OVERVIEW

MARKET & ECONOMIC REVIEW AND OUTLOOK

The market had a volatile first quarter, as investors worried about the pace of economic activity. It rebounded from a difficult February to post a positive return in March and for the first quarter. In March, investors had more confidence that economic activity would continue to be reasonably strong, and the Federal Reserve seemed to signal a softer stance toward rate increases, thus resulting in a rebound in the stock markets.

The market was surprisingly buoyant in the second quarter. Bad news on the subprime mortgage and housing fronts was absorbed with little indigestion and bumpy economic statistics were shrugged off, as investors focused on strong earnings growth and the ebullient merger and acquisition climate. We wouldn't be surprised to see the market consolidate its gains in the near-term, but it remains poised to deliver high single-digit, low double-digit gains for the year. The backdrop: solid profit growth, constructive valuation levels and a reasonable inflation/interest rate environment, may augur well for a healthy market. We are watching global liquidity levels, as this continues to be a key market lynchpin, but with no real change expected on this front, we remain optimistic about market prospects for the balance of the year.

PORTFOLIO PERFORMANCE REVIEW

Within this environment, the equities sleeve of the Portfolio outperformed its benchmark, the MSCI World Index/SM/, returning +11.1% versus +9.5% for the Index. Strong returns were due in large part to positive stock selections across all sectors, as there were no sectors that detracted from performance for the first half of the year. Leading the pack in contribution to return were technology and financials names.

The technology sectors' performance was due primarily to Apple. Apple continued to benefit from the anticipation of the iPhone, which had an early summer release, the introduction of its iTV service, and strong sales of its iPod and iMac line-up. Financials performed well due to the performance of Keppel Land and Piraeus Bank. Keppel Land, a Singapore real estate company shares rose in February, as a potential shortage of office space in the downtown area of Singapore has been driving rents higher. Piraeus Bank shares rose after it was reported that Dubai Investment Group LLC might make a bid for the bank and offer as much as seven billion euros.

FIXED INCOME OVERVIEW

MARKET AND ECONOMIC REVIEW AND OUTLOOK

The US dollar weakened and global Treasury yields rose in the first half of 2007. Perceptions of a "strong Eurasia, weak US" have shifted towards "strong Eurasia, strong US." Investors largely ignored friendlier data on core inflation, which has declined in the US to within the Federal Reserve's target range, and have instead focused on rising commodity prices. Treasurys only briefly rallied in late June in reaction to subprime mortgage and hedge fund stresses. In general, we continue to expect a robust global economy, higher central bank policy rates abroad, and stable policy rates in the US. Bond yields may find their way irregularly higher over time. Among currencies, the US dollar and Japanese yen are near recent valuation lows, and the Euro and currencies such as the Canadian dollar and Australian dollar are near decade highs. We retain a preference for non-Japanese Asian currencies as we expect fast Asian economic growth to continue.

PORTFOLIO PERFORMANCE REVIEW

The fixed income sleeve of the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index/1/, returning 2.23%, versus a 0.41% loss for the Index. At the total Portfolio level, the Portfolio remained heavily tilted towards equities, which have strongly outperformed bonds. The main drivers of fixed income gains were exposure to smaller foreign currency markets such as Colombia, Iceland and Brazil, and selected U.S. high yield and investment grade corporate issues. The weakest segments of the Portfolio's fixed income sleeve were our positions in Malaysian Ringgit and Japanese yen.

Top and bottom returns were either currency or company specific. Top performers included an Avnet convertible bond, a Rabobank issue in Icelandic krona, and a Merrill Lynch issue in Brazilian real. Our worst performers included the debt of SLM Corp (Sallie Mae), which was taken private; Hovnanian, which has weakened with the slump in new home sales and Canadian paper-maker Abitibi, which has been hurt by Canadian dollar strength and weak pulp sales.

TEAM MANAGED

Mark B. Baribeau, CFA, a Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

Daniel J. Fuss, CFA, CIC, Executive Vice President, Vice Chairman and Director of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

Warren Koontz, CFA, a Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/ The Citigroup World Government Bond Index (WGBI) includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes all countries in the Citigroup EMU Governments Index (EGBI) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   ABB, Ltd.                        2.52%
                   -----------------------------------------
                   America Movil S.A. de C.V.       2.42%
                   -----------------------------------------
                   Google, Inc. - Class A           2.38%
                   -----------------------------------------
                   China Mobile (Hong Kong), Ltd.   1.93%
                   -----------------------------------------
                   Piraeus Bank S.A.                1.91%
                   -----------------------------------------
                   Precision Castparts Corp.        1.83%
                   -----------------------------------------
                   Nintendo Co., Ltd.               1.71%
                   -----------------------------------------
                   Apple, Inc.                      1.50%
                   -----------------------------------------
                   Fiat S.p.A.                      1.42%
                   -----------------------------------------
                   Capita Group Plc                 1.41%
                   -----------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

  Others                                                      3.1%
  Basic Materials                                             4.1%
  Foreign Government                                          7.2%
  U.S. Government                                             7.4%
  Technology                                                  8.7%
  Industrials                                                10.4%
  Cyclical                                                   10.9%
  Non-cyclical                                               13.0%
  Communications                                             16.3%
  Financials                                                 18.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO MANAGED BY
           LOOMIS, SAYLES & COMPANY, L.P. VS. MSCI WORLD INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                  Loomis Sayles Global
                    Markets Portfolio           MSCI World Index/SM/
                  --------------------          -------------------
  5/1/2006              $10,000                      $10,000
 6/30/2006                9,330                        9,669
 9/30/2006                9,660                       10,111
12/31/2006               10,466                       10,967
 6/30/2007               11,497                       12,007




                                 Average Annual Return/2/
                                 (for the period ended 6/30/07)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
    Loomis Sayles Global Markets
--  Portfolio--Class A           23.22%         12.69%
    Class B                      23.06%         12.36%
    ------------------------------------------------------------
- - MSCI World Index/SM1/        24.19%         16.98%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,098.50       $3.80
  Hypothetical (5% return before expenses)     1,000.00      1,021.17        3.66
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,097.70       $5.10
  Hypothetical (5% return before expenses)     1,000.00      1,019.93        4.91
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
                                                        PAR           VALUE
SECURITY DESCRIPTION                                   AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

DOMESTIC BONDS & DEBT SECURITIES - 18.3%
AEROSPACE & DEFENSE - 0.1%
Embraer Overseas, Ltd. 6.375%, due 01/24/17....... $       770,000 $     756,525
                                                                   -------------
APPAREL & TEXTILES - 0.1%
Kellwood Co. 7.625%, due 10/15/17.................       1,250,000     1,211,341
                                                                   -------------
ASSET-BACKED SECURITIES - 0.2%
Citibank Credit Card Issuance Trust 5.375%, due
  04/10/13(i).....................................         600,000       824,638
MBNA Credit Card Master Note 4.150%, due
  04/19/10(i).....................................         665,000       883,005
                                                                   -------------
                                                                       1,707,643
                                                                   -------------
AUTO COMPONENTS - 0.1%
Goodyear Tire & Rubber Co. 7.000%, due 03/15/28...         978,000       894,870
                                                                   -------------
AUTOMOBILES - 0.1%
General Motors Corp.
  8.250%, due 07/15/23(b).........................         475,000       435,219
  8.375%, due 07/15/33(b).........................          25,000        22,937
                                                                   -------------
                                                                         458,156
                                                                   -------------
AUTOMOTIVE LOANS - 0.2%
Ford Motor Credit Co. 8.625%, due 11/01/10........       2,000,000     2,032,820
                                                                   -------------
BANKS - 1.7%
Asian Development Bank 2.350%, due 06/26/27.......     210,000,000     1,711,039
Depfa ACS Bank 1.650%, due 12/20/16...............     110,000,000       872,597
European Investment Bank
  1.250%, due 09/20/12(m).........................     322,000,000     2,569,699
  6.500%, due 08/12/14(q).........................       4,510,000     1,698,423
  1.400%, due 06/20/17(m).........................     140,000,000     1,089,282
HSBC Bank USA 2.764%, due 05/17/12 (144A)(a)(c)(o)       3,500,000       839,392
ICICI Bank, Ltd. 6.375%, due 04/30/22 (144A)(a)...       1,955,000     1,861,039
Inter-American Development Bank 13.000%, due
  06/20/08(l).....................................      32,000,000       512,688
Kreditanstalt fuer Wiederaufbau 1.850%, due
  09/20/10(m).....................................     453,000,000     3,748,111
                                                                   -------------
                                                                      14,902,270
                                                                   -------------
BUILDING MATERIALS - 0.0%
Owens Corning, Inc.
  6.500%, due 12/01/16............................          90,000        90,275
  7.000%, due 12/01/36............................         140,000       136,833
USG Corp. 6.300%, due 11/15/16....................         195,000       190,876
                                                                   -------------
                                                                         417,984
                                                                   -------------

--------------------------------------------------------------------------------
                                                        PAR           VALUE
SECURITY DESCRIPTION                                   AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

CHEMICALS - 0.2%
Hercules, Inc. 6.500%, due 06/30/29............... $        10,000 $       8,450
LPG International, Inc. 7.250%, due 12/20/15(b)...       1,465,000     1,475,988
                                                                   -------------
                                                                       1,484,438
                                                                   -------------
ELECTRIC - 0.1%
Empresa Nacional de Electricidad S.A. 8.350%, due
  08/01/13........................................         910,000     1,017,183
                                                                   -------------
ENERGY - 0.7%
El Paso Corp. 6.950%, due 06/01/28................           5,000         4,671
NGC Corp. Capital Trust - Series B 8.316%, due
  06/01/27........................................         540,000       498,150
Tennessee Gas Pipeline Co. 7.000%, due 10/15/28(b)       4,635,000     4,796,400
Transportadora de Gas del Sur S.A. 7.875%, due
  05/14/17 (144A)(a)..............................         865,000       860,675
                                                                   -------------
                                                                       6,159,896
                                                                   -------------
FINANCIAL - DIVERSIFIED - 1.5%
BNP Paribas S.A. 8.031%, due
  06/13/11 (144A)(a)(c)(k)........................   8,241,755,000       646,655
Goldman Sachs Group, Inc. (The) 4.428%, due
  05/23/16........................................       1,650,000     2,229,572
JPMorgan Chase & Co. 2.641%, due
  06/08/12 (144A)(a)(c)(o)........................       6,383,540     1,524,774
Merrill Lynch & Co., Inc. 10.710%, due 03/08/17(f)       2,900,000     1,605,730
Morgan Stanley 5.375%, due 11/14/13(j)............       1,110,000     2,100,127
Network Rail MTN Finance, Plc. 4.875%, due
  03/06/09(j).....................................         505,000       995,515
Ranhill Labuan, Ltd. 12.500%, due
  10/26/11 (144A)(a)..............................       1,230,000     1,238,610
SLM Corp.
  5.000%, due 10/01/13-06/15/18...................       1,765,000     1,469,578
  5.375%, due 05/15/14............................         105,000        90,102
  5.050%, due 11/14/14............................         710,000       618,622
  5.625%, due 08/01/33............................       1,270,000       993,244
                                                                   -------------
                                                                      13,512,529
                                                                   -------------
FOOD & DRUG RETAILING - 0.6%
Albertson's, Inc. 7.450%, due 08/01/29............       5,470,000     5,362,400
                                                                   -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------
SECURITY                                                PAR              VALUE
DESCRIPTION                                            AMOUNT           (NOTE 2)
--------------------------------------------------------------------------------------

FOOD PRODUCTS - 0.0%
Cosan Finance, Ltd. 7.000%, due 02/01/17 (144A)(a) $       105,000    $     102,249
                                                                      -------------
HEALTH CARE PROVIDERS & SERVICES - 0.8%
HCA, Inc.
  6.500%, due 02/15/16(b).........................       2,145,000        1,825,931
  7.500%, due 12/15/23-11/06/33...................       4,970,000        4,238,227
  8.360%, due 04/15/24............................          60,000           55,622
  7.690%, due 06/15/25............................         250,000          218,699
  7.580%, due 09/15/25............................         600,000          520,946
  7.050%, due 12/01/27............................          80,000           65,407
  7.750%, due 07/15/36............................          95,000           81,740
                                                                      -------------
                                                                          7,006,572
                                                                      -------------
HOMEBUILDERS - 0.5%
Desarrolladora Homex S.A. de C.V. 7.500%, due
  09/28/15........................................         985,000        1,024,400
K Hovnanian Enterprises, Inc. 6.250%, due 01/15/16       1,000,000          855,000
Pulte Homes, Inc.
  6.375%, due 05/15/33............................       1,565,000        1,382,757
  6.000%, due 02/15/35............................       1,900,000        1,624,004
                                                                      -------------
                                                                          4,886,161
                                                                      -------------
INDUSTRIAL - DIVERSIFIED - 0.6%
Borden, Inc.
  8.375%, due 04/15/16............................       3,030,000        2,878,500
  9.200%, due 03/15/21............................       1,910,000        1,824,050
  7.875%, due 02/15/23............................          60,000           51,600
Wendel
  4.875%, due 05/26/16(i).........................         200,000          258,272
  4.375%, due 08/09/17(i).........................         450,000          552,160
                                                                      -------------
                                                                          5,564,582
                                                                      -------------
MACHINERY - 0.1%
Cummins, Inc. 6.750%, due 02/15/27................         509,000          496,809
                                                                      -------------
MEDIA - 0.1%
Grupo Televisa S.A. 8.490%, due 05/11/37
  (144A)(a)(n)....................................       7,500,000          705,345
News America, Inc. 6.150%, due 03/01/37 (144A)(a).         305,000          282,070
Time Warner, Inc. 6.500%, due 11/15/36............          45,000           42,862
                                                                      -------------
                                                                          1,030,277
                                                                      -------------
METALS & MINING - 0.0%
Vale Overseas, Ltd. 6.875%, due 11/21/36..........         300,000          302,306
                                                                      -------------
OIL & GAS - 0.0%
Colorado Interstate Gas Co. 6.800%, due 11/15/15..           5,000            5,167
                                                                      -------------

-----------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
-----------------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION - 0.3%
Anadarko Petroleum Corp.
  5.950%, due 09/15/16............................ $       395,000 $     386,360
  6.450%, due 09/15/36............................         290,000       279,824
Chesapeake Energy Corp.
  6.500%, due 08/15/17............................         155,000       147,637
  6.875%, due 11/15/20............................         600,000       577,500
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%,
  due 11/01/15 (144A)(a)..........................         850,000       828,750
                                                                   -------------
                                                                       2,220,071
                                                                   -------------
PAPER & FOREST PRODUCTS - 0.5%
Georgia-Pacific Corp.
  8.000%, due 01/15/24............................         595,000       580,125
  7.375%, due 12/01/25............................         415,000       391,138
  7.250%, due 06/01/28............................         120,000       111,000
  7.750%, due 11/15/29............................       1,995,000     1,885,275
  8.875%, due 05/15/31............................       1,735,000     1,739,337
                                                                   -------------
                                                                       4,706,875
                                                                   -------------
REAL ESTATE - 0.0%
Host Marriott LP 6.750%, due 06/01/16.............         110,000       108,350
                                                                   -------------
RETAIL - MULTILINE - 0.7%
Edcon Proprietary, Ltd. 7.395%, due 06/15/14
  (144A)(a)(i)....................................         690,000       920,719
JC Penney, Inc. 6.375%, due 10/15/36..............         725,000       690,423
Marfrig Overseas, Ltd. 9.625%, due 11/16/16
  (144A)(a).......................................       1,380,000     1,449,000
Toys R US, Inc.
  7.875%, due 04/15/13(b).........................         565,000       511,325
  7.375%, due 10/15/18............................       3,615,000     3,063,712
                                                                   -------------
                                                                       6,635,179
                                                                   -------------
SOFTWARE - 0.2%
Hanarotelecom, Inc. 7.000%, due 02/01/12 (144A)(a)       1,565,000     1,572,825
                                                                   -------------
TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
Axtel S.A.B. de C.V. 7.625%, due 02/01/17
  (144A)(a).......................................       1,660,000     1,647,550
Excelcomindo Finance Co. BV 7.125%, due 01/18/13
  (144A)(a).......................................         955,000       968,131
France Telecom S.A. 3.625%, due 10/14/15(i).......         905,000     1,095,597
GTE Corp. 6.940%, due 04/15/28....................          55,000        56,724
New England Telephone and Telegraph Co. 7.875%,
  due 11/15/29....................................         415,000       455,282
Nextel Communications, Inc.
  6.875%, due 10/31/13............................          47,000        46,692
  Series F5.950%, due 03/15/14....................         144,000       137,339

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
-----------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
Northern Telecom Capital 7.875%, due 06/15/26..... $       960,000 $     912,000
Qwest Capital Funding, Inc.
  6.500%, due 11/15/18............................         860,000       778,300
  7.625%, due 08/03/21(b).........................         520,000       499,200
  6.875%, due 07/15/28(b).........................         835,000       733,756
  7.750%, due 02/15/31............................       1,445,000     1,369,137
Qwest Corp. 6.875%, due 09/15/33(b)...............         590,000       556,075
Shaw Communications, Inc. 6.150%, due 05/09/16(g).       1,720,000     1,595,102
Sprint Capital Corp. 6.875%, due 11/15/28.........          60,000        57,267
Sprint Nextel Corp. 6.000%, due 12/01/16..........         109,000       103,585
Telecom Italia Capital S.A.
  6.375%, due 11/15/33............................         195,000       184,246
  6.000%, due 09/30/34............................         140,000       126,528
Telefonica Emisiones SAU 6.221%, due 07/03/17.....       1,520,000     1,518,986
Verizon Communications 5.850%, due 09/15/35.......         390,000       358,885
Verizon Maryland, Inc. 5.125%, due 06/15/33.......         130,000       105,535
Verizon New York, Inc., Series B 7.375%, due
  04/01/32........................................       3,400,000     3,586,487
                                                                   -------------
                                                                      16,892,404
                                                                   -------------
TOBACCO - 0.1%
Reynolds American, Inc.
  6.750%, due 06/15/17............................         470,000       476,815
  7.250%, due 06/15/37............................         125,000       128,594
                                                                   -------------
                                                                         605,409
                                                                   -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.9%
Federal National Mortgage Assoc. 1.750%, due
  03/26/08(m).....................................     480,000,000     3,916,431
U.S. Treasury Bond
  4.500%, due 02/15/16-02/15/36(b)................      25,575,000    23,910,911
  5.375%, due 02/15/31............................       5,975,000     6,137,448
U.S. Treasury Inflation Index Bond 2.000%, due
  01/15/26(b).....................................       1,124,420     1,018,831
U.S. Treasury Note
  4.625%, due 02/29/08(b).........................      11,840,000    11,811,335
  4.500%, due 05/15/17(b).........................       6,200,000     5,946,191
  4.750%, due 02/15/37(b).........................       9,765,000     9,210,387
                                                                   -------------
                                                                      61,951,534
                                                                   -------------
Total Domestic Bonds & Debt Securities (Cost
$163,962,931)                                                        164,004,825
                                                                   -------------

--------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

FOREIGN BONDS & DEBT SECURITIES - 7.7%
ARGENTINA - 0.2%
Argentina Bonos
  5.475%, due 08/03/12(d)......................... $       540,000 $     394,875
  2.000%, due 09/30/14(e).........................       4,320,000     1,566,459
                                                                   -------------
                                                                       1,961,334
                                                                   -------------
BRAZIL - 0.0%
ISA Capital do Brasil S.A. 7.875%, due 01/30/12
  (144A)(b)(a)....................................         105,000       107,363
                                                                   -------------
CANADA - 0.1%
Canadian Government Bond 4.500%, due
  06/01/15(b)(g)..................................         985,000       922,532
                                                                   -------------
COLOMBIA - 0.5%
Colombia Government International Bond
  11.750%, due 03/01/10(h)........................     489,000,000       263,066
  12.000%, due 10/22/15(h)........................   5,179,000,000     3,053,221
  8.125%, due 05/21/24(b).........................         230,000       271,400
Republic of Colombia
  7.375%, due 01/27/17(b).........................         115,000       124,948
  9.850%, due 06/28/27(h).........................     875,000,000       469,651
                                                                   -------------
                                                                       4,182,286
                                                                   -------------
GERMANY - 1.8%
Bundesrepublik Deutschland
  3.750%, due 07/04/13-01/04/17(i)................       7,180,000     9,223,496
  6.500%, due 07/04/27(i).........................         970,000     1,612,094
  4.000%, due 01/04/37(i).........................       1,635,000     1,971,933
Hypothekenbank in Essen AG 5.250%, due 01/17/11(i)         645,000       886,715
Kreditanstalt fuer Wiederaufbau 2.500%, due
  10/11/10(i).....................................         675,000       855,842
Muenchener Hypothekenbank 5.000%, due 01/16/12(i).       1,405,000     1,922,022
                                                                   -------------
                                                                      16,472,102
                                                                   -------------
IRELAND - 0.5%
Depfa ACS Bank 0.750%, due 09/22/08(m)............     170,000,000     1,375,240
Ireland Government Bond 4.600%, due 04/18/16(i)...       2,730,000     3,685,289
                                                                   -------------
                                                                       5,060,529
                                                                   -------------
JAPAN - 0.7%
Japan Government Two Year Bond 0.200%, due
  09/20/07(m).....................................     420,000,000     3,398,888
Oesterreichische Kontrollbank AG 1.800%, due
  03/22/10(m).....................................     315,000,000     2,595,372
                                                                   -------------
                                                                       5,994,260
                                                                   -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        MEXICO - 0.2%
        America Movil S.A. de C.V.
         5.500%, due 03/01/14............. $       755,000 $     741,676
         9.000%, due 01/15/16(n)..........       5,100,000       495,509
        Mexican Bonos
          9.000%, due 12/20/12(n).........       5,000,000       490,798
                                                           -------------
                                                               1,727,983
                                                           -------------
        NETHERLANDS - 0.2%
        Bite Finance International B.V.
          7.645%, due 03/15/14
          (144A)(a)(i)....................         280,000       395,675
        Rabobank Nederland
          13.500%, due 01/28/08
          (144A)(a)(l)....................      70,000,000     1,120,059
                                                           -------------
                                                               1,515,734
                                                           -------------
        NORWAY - 0.4%
        Government of Norway
         5.500%, due 05/15/09(p)..........       8,600,000     1,462,859
         6.000%, due 05/16/11(p)..........       2,035,000       353,728
        Norway Government Bond
          5.000%, due 05/15/15(p).........       8,985,000     1,506,384
                                                           -------------
                                                               3,322,971
                                                           -------------
        PERU - 0.3%
        Peru Government International Bond
          6.125%, due 03/07/17............       2,401,700     2,401,700
                                                           -------------
        SINGAPORE - 0.9%
        Singapore Government Bond
          4.625%, due 07/01/10(r).........      11,345,000     7,856,388
                                                           -------------
        SOUTH AFRICA - 0.5%
        Republic of South Africa
          4.500%, due 04/05/16(i).........       2,720,000     3,515,688
        South Africa Government Bond
          13.000%, due 08/31/10(s)........       7,975,000     1,250,574
                                                           -------------
                                                               4,766,262
                                                           -------------
        UNITED KINGDOM - 1.0%
        BSkyB Finance UK Plc
          5.750%, due 10/20/17(j).........         555,000     1,047,080
        HSBC Bank Plc London
          2.965%, due 04/18/12
          (144A)(a)(c)(o).................       7,655,000     1,856,933
        United Kingdom Gilt
         6.250%, due 11/25/10(j)..........         420,000       854,758
         5.000%, due 03/07/12(j)..........         885,000     1,724,632
         4.000%, due 09/07/16(j)..........         555,000       997,268
         4.750%, due 03/07/20(j)..........       1,320,000     2,507,749
         4.250%, due 03/07/36(j)..........         215,000       393,033
                                                           -------------
                                                               9,381,453
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                SHARES/PAR       VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      URUGUAY - 0.4%
      Uruguay Government International Bond
        4.250%, due 04/05/27(t)............ $    75,000,000 $   3,376,576
                                                            -------------
      Total Foreign Bonds & Debt Securities
      (Cost $68,872,091)                                       69,049,473
                                                            -------------

      CONVERTIBLE BONDS - 0.5%
      APPAREL & TEXTILES - 0.1%
      Kellwood Co. 3.500%, due 06/15/34....         500,000       458,750
                                                            -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
      Avnet, Inc. 2.000%, due 03/15/34.....         140,000       177,800
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Enzon Pharmaceuticals, Inc.
        4.500%, due 07/01/08...............       1,000,000       988,750
      Valeant Pharmaceuticals
        3.000%, due 08/16/10...............       1,150,000     1,092,500
                                                            -------------
                                                                2,081,250
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
      Level 3 Communications, Inc.
       6.000%, due 09/15/09................         540,000       523,800
       2.875%, due 07/15/10................       1,310,000     1,432,812
                                                            -------------
                                                                1,956,612
                                                            -------------
      Total Convertible Bonds
      (Cost $4,319,869)                                         4,674,412
                                                            -------------

      MUNICIPAL BOND - 0.2%
      VIRGINIA - 0.2%
      Tobacco Settlement Financing Corp
        6.706%, due 06/01/46
        (Cost - $1,409,683)................       1,410,000     1,352,966
                                                            -------------

      COMMON STOCKS - 68.8%
      AUTOMOBILES - 1.4%
      Fiat S.p.A...........................         427,310    12,697,520
                                                            -------------
      BANKS - 4.7%
      Anglo Irish Bank Corp. Plc(b)........         538,660    10,932,847
      DBS Group Holdings, Ltd..............         478,000     7,111,945
      Julius Baer Holding AG...............         102,390     7,305,675
      Piraeus Bank S.A.....................         467,318    17,080,702
                                                            -------------
                                                               42,431,169
                                                            -------------
      BEVERAGES - 1.4%
      Heineken N.V.(b).....................         213,702    12,538,294
                                                            -------------
      BIOTECHNOLOGY - 1.3%
      Gilead Sciences, Inc.*...............         301,124    11,674,577
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 3.9%
      Capita Group Plc.....................         874,156    12,656,258
      MasterCard, Inc. - Class A(b)........          67,677    11,225,584
      Randstad Holdings N.V.(b)............         141,050    11,166,016
                                                            -------------
                                                               35,047,858
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT & SERVICES - 3.3%
       Cisco Systems, Inc.*.................        277,671 $   7,733,137
       QUALCOMM, Inc........................        234,546    10,176,951
       Research In Motion, Ltd.*............         57,550    11,509,425
                                                            -------------
                                                               29,419,513
                                                            -------------
       COMPUTERS & PERIPHERALS - 3.8%
       Apple, Inc.*.........................        110,004    13,424,888
       Hewlett-Packard Co...................        271,305    12,105,629
       International Business Machines
         Corp.(b)...........................         84,813     8,926,568
                                                            -------------
                                                               34,457,085
                                                            -------------
       CONSTRUCTION & ENGINEERING - 0.9%
       Foster Wheeler, Ltd.*................         79,533     8,509,236
                                                            -------------
       CONSTRUCTION MATERIALS - 1.1%
       Lafarge S.A.(b)......................         53,293     9,686,365
                                                            -------------
       CONTAINERS & PACKAGING - 1.0%
       Owens-Illinois, Inc.*................        257,354     9,007,390
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
       ABB, Ltd.............................      1,000,854    22,560,319
       Sony Corp. (ADR).....................        134,067     6,887,022
                                                            -------------
                                                               29,447,341
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 0.9%
       Tenaris S.A. (ADR)...................        162,808     7,971,080
                                                            -------------
       FINANCIAL - DIVERSIFIED - 6.1%
       Chicago Mercantile Exchange Holdings,
         Inc................................         14,420     7,705,471
       Franklin Resources, Inc..............         52,786     6,992,561
       Goldman Sachs Group, Inc. (The)......         57,875    12,544,406
       IntercontinentalExchange, Inc.*(b)...         58,634     8,669,037
       Man Group Plc........................      1,024,300    12,419,000
       Prudential Financial, Inc............         68,389     6,649,463
                                                            -------------
                                                               54,979,938
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
       Phonak Holding AG....................        103,228     9,254,237
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 0.8%
       McDonald's Corp......................        141,954     7,205,585
                                                            -------------
       INTERNET SOFTWARE & SERVICES - 2.4%
       Google, Inc. - Class A*..............         40,777    21,341,866
                                                            -------------
       MACHINERY - 1.8%
       Deere & Co...........................         62,688     7,568,949
       Volvo AB.............................        444,664     8,818,538
                                                            -------------
                                                               16,387,487
                                                            -------------
       MEDIA - 1.8%
       Focus Media Holding, Ltd.*(b)........        171,180     8,644,590
       News Corp. - Class B(b)..............        313,070     7,181,826
                                                            -------------
                                                               15,826,416
                                                            -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         -----------------------------------------------------------------

         METALS & MINING - 4.1%
         Companhia Vale do Rio Doce (ADR).        202,478 $   9,020,395
         Freeport-McMoRan Copper & Gold,
           Inc. - Class B.................        136,080    11,270,146
         Precision Castparts Corp.........        134,853    16,365,760
                                                          -------------
                                                             36,656,301
                                                          -------------
         OIL & GAS - 1.6%
         Exxon Mobil Corp.................         80,850     6,781,698
         Halliburton Co...................        219,927     7,587,481
                                                          -------------
                                                             14,369,179
                                                          -------------
         PHARMACEUTICALS - 4.4%
         Merck & Co., Inc.................        239,814    11,942,737
         Novartis AG......................        170,339     9,567,669
         Novo Nordisk A/S.................         89,400     9,725,870
         Roche Holdings AG................         45,064     7,977,077
                                                          -------------
                                                             39,213,353
                                                          -------------
         REAL ESTATE - 3.3%
         CB Richard Ellis Group, Inc. -
           Class A*(b)....................        285,565    10,423,123
         China Overseas Land & Investment,
           Ltd............................      5,630,000     8,714,252
         Keppel Land, Ltd.(b).............      1,762,000    10,082,799
                                                          -------------
                                                             29,220,174
                                                          -------------
         RETAIL - MULTILINE - 1.3%
         CVS Caremark Corp................        323,725    11,799,776
                                                          -------------
         RETAIL - SPECIALTY - 2.0%
         Esprit Holdings, Ltd.............        742,200     9,449,363
         Inditex S.A.(b)..................        140,932     8,303,949
                                                          -------------
                                                             17,753,312
                                                          -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
         NVIDIA Corp.*....................        207,802     8,584,301
                                                          -------------
         SOFTWARE - 2.6%
         Adobe Systems, Inc.*.............        207,355     8,325,303
         Nintendo Co., Ltd................         42,135    15,353,678
                                                          -------------
                                                             23,678,981
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.4%
         Corning, Inc.*...................        484,118    12,369,215
                                                          -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 5.4%
         America Movil S.A. de C.V.(b)....      7,016,600    21,692,378
         AT&T, Inc........................        218,765     9,078,747
         China Mobile (Hong Kong), Ltd....      1,601,400    17,285,458
                                                          -------------
                                                             48,056,583
                                                          -------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.8%
         Guess?, Inc.(b)..................        150,952     7,251,734
                                                          -------------
         Total Common Stocks
         (Cost $518,524,000)                                616,835,866
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                SHARES/PAR       VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------

      WARRANT - 1.3%
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
      Bharti Airtel, Ltd. (144A)*(a)
        (Cost - $11,886,526)...............         574,690 $  11,835,741
                                                            -------------

      SHORT-TERM INVESTMENT - 2.8%
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/29/07 at 3.400% to be
        repurchased at $410,337 on
        07/02/07 collateralized by $420,000
        FHLMC at 5.957% due 04/25/17 with
        a value of $418,425................ $       410,221       410,221
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/29/07 at 3.400% to be
        repurchased at $24,390,688 on
        07/02/07 collateralized by
        $24,935,000 FNMA at 5.99% due
        04/18/17 with a value of
        $24,872,663........................      24,383,779    24,383,779
                                                            -------------
                                                               24,794,000
                                                            -------------

      TOTAL SHORT-TERM INVESTMENT
      (Cost $24,794,000)                                       24,794,000
                                                            -------------

      TOTAL INVESTMENTS - 99.6%
      (Cost $793,769,100)                                     892,547,283
                                                            -------------

      Other Assets and Liabilities (net) - 0.4%                 3,952,046
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 896,499,329
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $30,763,555 of net assets.

(b) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $142,241,897 and the collateral received consisted of cash in the amount of $146,154,222.

(c) Zero coupon bond - Interest rate represents current yield to maturity.

(d) Variable or floating rate security. The stated rate represents the rate at June 30, 2007.

(e) Par shown in Argentine Peso. Value is shown in USD.

(f) Par shown in Brazilian Real. Value is shown in USD.

(g) Par shown in Canadian Dollar. Value is shown in USD.

(h) Par shown in Colombian Peso. Value is shown in USD.

(i) Par shown in Euro Currency. Value is shown in USD.

(j) Par shown in Pound Sterling. Value is shown in USD.

(k) Par shown in Indonesian Rupiah. Value is shown in USD.

(l) Par shown in Iceland Krona. Value is shown in USD.

(m) Par shown in Japanese Yen. Value is shown in USD.

(n) Par shown in Mexican Peso. Value is shown in USD.

(o) Par shown in Malaysian Ringgit. Value is shown in USD.

(p) Par shown in Norwegian Krone. Value is shown in USD.

(q) Par shown in Polish Zloty. Value is shown in USD.

(r) Par shown in Singapore Dollar. Value is shown in USD.

(s) Par shown in South African Rand. Value is shown in USD

(t) Par shown in Uruguayan Peso. Value is shown in USD.

ADR - American Depositary Receipt.

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                        $  867,753,283
   Repurchase Agreement                                                       24,794,000
   Cash                                                                            1,959
   Cash denominated in foreign currencies**                                    2,469,349
   Collateral for securities on loan                                         146,154,222
   Receivable for investments sold                                             3,775,827
   Receivable for Trust shares sold                                              983,212
   Dividends receivable                                                          301,684
   Interest receivable                                                         4,110,822
   Unrealized appreciation on forward currency contracts (Note 8)                 87,633
                                                                          --------------
      Total assets                                                         1,050,431,991
                                                                          --------------
LIABILITIES
   Payables for:
      Investments purchased                                                    6,721,296
      Trust shares redeemed                                                      302,867
      Unrealized depreciation on forward currency contracts (Note 8)               7,318
      Distribution and services fees - Class B                                     3,468
      Collateral for securities on loan                                      146,154,222
      Investment advisory fee payable (Note 3)                                   491,177
      Administration fee payable                                                   9,524
      Custodian and accounting fees payable                                      176,977
   Accrued expenses                                                               65,813
                                                                          --------------
      Total liabilities                                                      153,932,662
                                                                          --------------
NET ASSETS                                                                $  896,499,329
                                                                          ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $  811,214,950
   Accumulated net realized loss                                             (19,432,056)
   Unrealized appreciation on investments and foreign currency                98,925,444
   Undistributed net investment income                                         5,790,991
                                                                          --------------
      Total                                                               $  896,499,329
                                                                          ==============
NET ASSETS
   Class A                                                                $  878,427,043
                                                                          ==============
   Class B                                                                    18,072,286
                                                                          ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                    77,185,028
                                                                          ==============
   Class B                                                                     1,592,356
                                                                          ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        11.38
                                                                          ==============
   Class B                                                                         11.35
                                                                          ==============

-----------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                     $  768,975,100
**Cost of cash denominated in foreign currencies                               2,445,078

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 2,651,711
   Interest (2)                                                             5,627,550
                                                                          -----------
       Total investment income                                              8,279,261
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,260,976
   Administration fees                                                         24,306
   Custody and accounting fees                                                 66,508
   Distribution fee - Class B                                                  16,083
   Transfer agent fees                                                          7,883
   Audit                                                                       13,917
   Legal                                                                        7,309
   Trustee fees and expenses                                                    7,667
   Shareholder reporting                                                       16,734
   Insurance                                                                   11,874
   Other                                                                          823
                                                                          -----------
       Total expenses                                                       2,434,080
       Less broker commission recapture                                       (16,791)
                                                                          -----------
   Net expenses                                                             2,417,289
                                                                          -----------
   Net investment income                                                    5,861,972
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                          7,984,385
       Foreign currency                                                      (416,847)
                                                                          -----------
   Net realized gain on investments and foreign currency                    7,567,538
                                                                          -----------
   Net change in unrealized appreciation on
       Investments                                                         50,016,352
       Foreign currency                                                       229,482
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            50,245,834
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    57,813,372
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $63,675,344
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $   190,466
(2)Interest income includes securities lending income of:                     157,800

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                                                                         Period Ended  Period Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)     2006*
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  5,861,972  $  5,064,594
   Net realized gain (loss) on investments, futures contracts and
       foreign currency                                                     7,567,538   (26,759,701)
   Net change in unrealized appreciation on investments and foreign
       currency                                                            50,245,834    48,679,610
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    63,675,344    26,984,503
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       --    (5,286,349)
     Class B                                                                       --       (89,119)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                         --    (5,375,468)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              311,418,608   507,453,386
     Class B                                                                9,913,668     9,655,363
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       --     5,286,349
     Class B                                                                       --        89,119
   Cost of shares repurchased
     Class A                                                              (18,952,215)  (10,218,834)
     Class B                                                               (2,835,650)     (594,844)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             299,544,411   511,670,539
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              363,219,755   533,279,574
   Net assets at beginning of period                                      533,279,574            --
                                                                         ------------  ------------
   Net assets at end of period                                           $896,499,329  $533,279,574
                                                                         ============  ============
   Net assets at end of period includes undistributed (distributions
       in excess of) net investment income                               $  5,790,991  $    (70,981)
                                                                         ============  ============

*  For the period 05/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                  CLASS A
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO                                 -------------------------
                                                                       FOR THE PERIOD FOR THE PERIOD
                                                                           ENDED          ENDED
                                                                       JUNE 30, 2007   DECEMBER 31,
                                                                        (UNAUDITED)      2006(B)
                                                                       -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $10.36         $10.00
                                                                           ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.10(a)        0.11 (a)
Net Realized/Unrealized Gain on Investments...........................       0.92           0.36
                                                                           ------         ------
Total from Investment Operations......................................       1.02           0.47
                                                                           ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         --          (0.11)
Distributions from Net Realized Capital Gains.........................         --             --
                                                                           ------         ------
Total Distributions...................................................         --          (0.11)
                                                                           ------         ------
NET ASSET VALUE, END OF PERIOD........................................     $11.38         $10.36
                                                                           ======         ======
TOTAL RETURN                                                                 9.85%          4.66%
Ratio of Expenses to Average Net Assets...............................       0.73%*         0.87%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.74%*         0.88%*
Ratio of Net Investment Income to Average Net Assets..................       1.79%*         1.72%*
Portfolio Turnover Rate...............................................       64.1%          45.9%
Net Assets, End of Period (in millions)...............................     $878.4         $523.5

                                                                                  CLASS B
                                                                       -------------------------
                                                                       FOR THE PERIOD FOR THE PERIOD
                                                                           ENDED          ENDED
                                                                       JUNE 30, 2007   DECEMBER 31,
                                                                        (UNAUDITED)      2006(B)
                                                                       -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $10.34         $10.00
                                                                           ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.08(a)        0.09 (a)
Net Realized/Unrealized Gain on Investments...........................       0.93           0.35
                                                                           ------         ------
Total from Investment Operations......................................       1.01           0.44
                                                                           ------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         --          (0.10)
Distributions from Net Realized Capital Gains.........................         --             --
                                                                           ------         ------
Total Distributions...................................................         --          (0.10)
                                                                           ------         ------
NET ASSET VALUE, END OF PERIOD........................................     $11.35         $10.34
                                                                           ======         ======
TOTAL RETURN                                                                 9.77%          4.37%
Ratio of Expenses to Average Net Assets...............................       0.98%*         1.15%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.99%*         1.16%*
Ratio of Net Investment Income to Average Net Assets..................       1.52%*         1.36%*
Portfolio Turnover Rate...............................................       64.1%          45.9%
Net Assets, End of Period (in millions)...............................      $18.1           $9.8

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Loomis Sayles Global Markets Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                             Expiring
         Portfolio                                 Total    12/31/2014
         ---------                              ----------- -----------

         Loomis Sayles Global Markets Portfolio $18,067,159 $18,067,159

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

K. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Loomis, Sayles & Company, L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                                 June 30, 2007     % per annum    Average Daily Assets
---------                              -------------------- ----------- --------------------------

Loomis Sayles Global Markets Portfolio      $2,260,976         0.70%    First $500 Million

                                                               0.65%    $500 Million to $1 Billion

                                                               0.60%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Loomis Sayles Global Markets Portfolio  0.90%   1.15%   1.05%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                             Shares Issued                 Net
                                                                Through                 Increase
                                       Beginning    Shares     Dividend      Shares     in Shares    Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding   Shares
-                                      ---------- ---------- ------------- ----------- ----------- ----------

Loomis Sayles Global Markets Portfolio

 Class A

 06/30/2007                            50,543,063 28,387,317         --    (1,745,352) 26,641,965  77,185,028
 05/01/2006-12/31/2006                         -- 51,075,968    510,265    (1,043,170) 50,543,063  50,543,063

 Class B

 06/30/2007                               947,535    906,740         --      (261,919)    644,821   1,592,356
 05/01/2006-12/31/2006                         --  1,000,981      8,611       (62,057)    947,535     947,535

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Loomis Sayles Global Markets Portfolio   $36,363,773    $503,377,010    $3,768,586     $415,556,387

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross        Gross
                                        Income Tax   Unrealized   Unrealized  Net Unrealized
Portfolio                                  Cost     Appreciation Depreciation  Appreciation
---------                              ------------ ------------ ------------ --------------

Loomis Sayles Global Markets Portfolio $793,769,100 $103,787,845 $(5,009,662)  $98,778,183

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        Loomis Sayles Global Markets Portfolio $142,241,897 $146,154,222

7. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2007, were as follows:


 Forward Foreign Currency Contracts to Sell:

                                                               In     Net Unrealized
                                               Value at     Exchange  Appreciation/
 Settlement Date    Contacts to Deliver      June 30, 2007  for US $  (Depreciation)
 ---------------    -----------------------  ------------- ---------- --------------

   09/06/2007       3,470,000,000 COP         $1,751,265   $1,838,898    $87,633
   09/19/2007           4,820,000 ZAR            677,088      669,770     (7,318)
                                                                         -------

                                                                         $80,315
                                                                         =======

                           COP - Colombia Peso
                           ZAR - South Africa Rand

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                                       Ordinary Income Long-Term Capital Gain   Total
                                       --------------- ---------------------- ----------
                                            2006                2006            2006
                                       --------------- ---------------------- ----------

Loomis Sayles Global Markets Portfolio   $5,375,468             $--           $5,375,468

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ -----------

Loomis Sayles Global Markets Portfolio      $--           $--      $47,885,451     $(26,372,243)   $21,513,208

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                           Bond Debenture Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

Economic data during the period was mostly positive, with employment, wages, and consumer confidence all strong. First quarter Gross Domestic Product (GDP) growth, however, fell to 0.7%, the slowest growth level in four years. Within the disappointing GDP report, the housing market was especially weak with existing home sales slowing in April and May to an annualized rate of 5.99 million. With mixed data and relatively low inflation, the Federal Reserve Board (the Fed) left the Fed Funds rate (the rate at which banks lend to one another) unchanged at 5.25% at its January, March, May, and June meetings. At the last meeting, the Fed indicated that the U.S. economy continued to grow at a moderate pace but that "the predominant policy concern remains the risk that inflation will fail to moderate as expected". Late in the period, the benchmark 10-year Treasury yield crossed the psychologically important level of 5% for the first time since August of 2006, increasing to 5.295% on June 12/th/, the highest level in five years.

Year-to-date, the Merrill Lynch High Yield Master II Index is up 3.07%, the Lehman Aggregate Index is up 0.98%, and the Merrill Lynch All Convertibles Index/(1)/ is up 6.96%. Convertibles captured 100% of the upside of equities, with the S&P 500(R) Index/(2)/ also up 6.96%.

Thus far in 2007, investors have shown a preference for riskier, lower rated securities. Within the high yield market, CCC-rated bonds outperformed single and double B-rated bonds, with the CCC-Index up 6.14%, the B-Index up 3.34%, and the BB-Index up 1.54%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch Speculative Grade Index/(3)/ was up 9.83%, while the Merrill Lynch Investment Grade Index/(4)/ was up 5.46%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

PORTFOLIO REVIEW

The Portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the six months ended June 30, 2007.

Performance during the period was helped by convertible securities, which greatly outperformed high yield and high grade holdings. These securities benefited from positive macro trends and a strong equity market. Among industries, pharmaceuticals, health services, and media-cable were particularly strong. In particular, Schering-Plough Corporation did well after releasing first quarter results which heartily beat analyst expectations. Additionally, other pharmaceutical companies also were boosted by stronger than anticipated sales growth. In health services, Manor Care, Inc. rose sharply on a possible private equity buyout. Natural gas provider, The Williams Companies, Inc. was also among top performers.

The company agreed to sell its power assets in a move to reduce debt and focus on its core natural gas operations. The move should also lead to a lower cost of capital for the firm.

Detracting from performance on an absolute basis were high grade holdings, which lagged high yield and convertibles as interest rates rose over the period and riskier assets performed better. In particular, the more interest rate sensitive industries of investments and banking lagged. Also detracting from performance was beverage company, Constellation Brands, Inc. The company disappointed investors after lowering guidance for 2008, citing increasing challenges in the UK market, primarily due to increased competition from low cost Australian and private label wine makers. Agriculture firm, Archer-Daniels-Midland Company, also detracted from performance after the firm released lower than expected quarterly earnings. The company missed targets on ethanol margins, partly due to higher corn costs. Chip maker, LSI Corporation, also detracted from performance after the company gave guidance for second quarter sales and profit that fell short of analyst expectations. The guidance also led to investor worries over a recent large acquisition made by the firm.

OUTLOOK

We do not think that recent difficulties in the subprime mortgage market will spill over into the U.S. high yield market and we have avoided subprime issuers within our mortgage holdings. We believe much of the problem stems from aggressive issuance and low lending standards and we have always maintained a preference for AAA rated prime mortgages. Nevertheless, we think that investors have become more cautious given the subprime shock and that market volatility could continue for several more quarters. We remain positive on the outlook for high yield. We were pleased with first quarter earnings among our holdings and expect corporate earnings to continue growing at a high single digit pace.

We have been saying from some time that inflation would be constrained and that Treasuries have not offered compelling value. We have seen that play out thus far this year, with high yield and convertibles greatly outperforming investment grade securities. We expect strength in capital goods, energy, infrastructure, and select export markets and are avoiding high yield issuers that are closely tied to low end consumer spending. Convertible securities have also been an important factor this year and we have seen good earnings results from many of the convertibles we hold. Interest rates may continue to trend higher, but we expect that GDP growth will eventually normalize to the 2% range.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

NOTE: THE VIEWS OF LORD, ABBETT & CO. LLC AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF JUNE 30, 2007; VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. THE PORTFOLIO IS NOT INSURED BY THE FDIC, IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, BANKS, AND IS SUBJECT TO INVESTMENT RISKS INCLUDING LOSS OF PRINCIPAL AMOUNT INVESTED. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE PORTFOLIO, SEE THE PORTFOLIO'S PROSPECTUS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/(1)/The Merrill Lynch All Convertibles Index consists of publicly-traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

/(2)/S&P 500(R) Index: Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

/(3)/The Merrill Lynch All Speculative Grade Convertible Index is comprised of approximately 300 issues of only speculative-grade convertible bonds and preferreds.

/(4)/The Merrill Lynch All Investment Grade Convertible Index is comprised of approximately 200 issues of only investment-grade convertible bonds and preferreds.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                                     Percent of
Description                                                          Net Assets
-------------------------------------------------------------------------------
Federal National Mortgage Assoc. (6.500%, due TBA)                     1.54%
-------------------------------------------------------------------------------
Federal National Mortgage Assoc. (6.000%, due 02/01/37)                0.98%
-------------------------------------------------------------------------------
Federal National Mortgage Assoc. (6.000%, due 09/01/36)                0.95%
-------------------------------------------------------------------------------
Federal National Mortgage Assoc. (6.000%, due 03/01/36)                0.88%
-------------------------------------------------------------------------------
Cincinnati Bell, Inc. (8.375%, due 01/15/14)                           0.85%
-------------------------------------------------------------------------------
General Motors Corp. (7.200%, due 01/15/11)                            0.69%
-------------------------------------------------------------------------------
Qwest Capital Funding, Inc. (7.900%, due 08/15/10)                     0.68%
-------------------------------------------------------------------------------
CCH I LLC/CCH I Capital Corp. (11.000%, due 10/01/15)                  0.67%
-------------------------------------------------------------------------------
Idearc, Inc. (8.000%, due 11/15/16)                                    0.67%
-------------------------------------------------------------------------------
Berry Plastics Holding Corp. (8.875%, due 09/15/14)                    0.67%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Corporate Bonds                                     67.6%
Convertible Bonds                                   15.2%
U.S. Government Agency Obligations                   8.0%
Preferred Stocks                                     4.5%
Common Stocks                                        0.5%
U.S. Government Agency Mortgage Backed Securities    4.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/1/, CREDIT SUISSE FIRST BOSTON HIGH YIELD
     INDEX/2/ AND MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

                               Lehman      Credit Suisse     Merrill Lynch
              Lord Abbett     Brothers      First Boston      High Yield
           Bond Debenture    Aggregate       High Yield       Master II
              Portfolio     Bond Index/1/     Index/2/    Constrained Index/3/
           ---------------  ------------   -------------  --------------------
12/31/1996     $10,000        $10,000         $10,000           $10,000
12/31/1997      11,439         10,968          11,262            11,327
12/31/1998      12,154         11,920          11,327            11,661
12/31/1999      12,566         11,820          11,699            11,945
12/31/2000      12,675         13,195          11,088            11,333
12/31/2001      13,152         14,308          11,729            11,843
12/31/2002      13,100         15,778          12,092            11,619
12/31/2003      15,656         16,426          15,470            14,890
12/31/2004      16,977         17,138          17,321            16,508
12/31/2005      17,285         17,554          17,712            16,961
12/31/2006      18,903         18,316          19,824            18,957
 6/30/2007      19,670         18,494          20,555            19,535




    --------------------------------------------------------------
                                 Average Annual Return/4/
                              (for the period ended 6/30/07)
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/5/
    --------------------------------------------------------------
    Lord Abbett Bond
    Debenture
--  Portfolio--Class A   11.36% 7.63%   9.00%  6.33%     7.51%
    Class B              11.16% 7.37%   8.75%     --     6.59%
    Class E              11.16% 7.45%   8.85%     --     7.69%
    --------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
- - Index/1/              6.11% 3.98%   4.48%  6.02%     6.22%
    --------------------------------------------------------------
    Credit Suisse First
    Boston High Yield
--  Index/2/             12.15% 9.04%  11.84%  6.86%     7.53%
    --------------------------------------------------------------
    Merrill Lynch High
    Yield Master II
- - Constrained Index/3/ 11.75% 8.98%  11.75%  6.31%     7.04%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and are not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/The Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers U.S. Aggregate Bond Index, 20% Merrill Lynch all Convertible Index. The Index does not include fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,040.60       $2.63
  Hypothetical (5% return before expenses)     1,000.00      1,022.22        2.61
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,039.20       $3.89
  Hypothetical (5% return before expenses)     1,000.00      1,020.98        3.86
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,040.10       $3.39
  Hypothetical (5% return before expenses)     1,000.00      1,021.47        3.36
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.52%, 0.77%, and 0.67% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ------------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ------------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 76.9%
        AEROSPACE & DEFENSE - 1.0%
        Armor Holdings, Inc.
          8.250%, due 08/15/13........... $   2,000,000 $     2,115,000
        DRS Technologies, Inc.
          6.875%, due 11/01/13...........     6,000,000       5,850,000
        Esterline Technologies Corp......
         7.750%, due 06/15/13............     3,000,000       3,045,000
         6.625%, due 03/01/17 (144A)(a)..     1,150,000       1,115,500
        L-3 Communications Corp.
         6.125%, due 01/15/14............     6,000,000       5,685,000
         6.375%, due 10/15/15............     2,725,000       2,588,750
                                                        ---------------
                                                             20,399,250
                                                        ---------------
        AIR FREIGHT & LOGISTICS - 0.4%
        Hawker Beechcraft Acquisition Co.
         8.500%, due 04/01/15
           (144A)(a)(b)..................     6,175,000       6,391,125
         9.750%, due 04/01/17
           (144A)(a)(b)..................     1,600,000       1,676,000
                                                        ---------------
                                                              8,067,125
                                                        ---------------
        APPAREL & TEXTILES - 0.4%
        Levi Strauss & Co.
          8.875%, due 04/01/16(b)........     1,500,000       1,545,000
        Quiksilver, Inc.
          6.875%, due 04/15/15...........     5,750,000       5,433,750
                                                        ---------------
                                                              6,978,750
                                                        ---------------
        AUTO COMPONENTS - 0.9%
        Accuride Corp.
          8.500%, due 02/01/15(b)........     1,500,000       1,488,750
        Cooper Standard Automotive, Inc.
          8.375%, due 12/15/14(b)........     4,100,000       3,843,750
        Lear Corp.
          8.500%, due 12/01/13(b)........     4,225,000       4,077,125
        Stanadyne Corp., Series
          1 10.000%, due 08/15/14........     2,075,000       2,204,688
        Stanadyne Holdings, Inc.
          0.000%/12.000%, due
          02/15/15(c)....................     2,750,000       2,296,250
        Tenneco Automotive, Inc.
          8.625%, due 11/15/14(b)........     3,375,000       3,493,125
                                                        ---------------
                                                             17,403,688
                                                        ---------------
        AUTOMOBILES - 1.0%
        General Motors Corp.
         7.200%, due 01/15/11(b).........    14,000,000      13,492,500
         8.375%, due 07/15/33(b).........     2,500,000       2,293,750
        TRW Automotive, Inc.
          7.250%, due 03/15/17 (144A)(a).     3,500,000       3,351,250
                                                        ---------------
                                                             19,137,500
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       AUTOMOTIVE LOANS - 1.2%
       Ford Capital BV
         9.500%, due 06/01/10............. $   3,500,000 $     3,570,000
       Ford Motor Credit Co.
        7.375%, due 10/28/09..............     4,000,000       3,972,700
        7.250%, due 10/25/11..............     8,625,000       8,308,480
       General Motors Acceptance Corp.
         7.250%, due 03/02/11.............     8,500,000       8,478,835
                                                         ---------------
                                                              24,330,015
                                                         ---------------
       BEVERAGES - 0.3%
       Cerveceria Nacional Dominicana
         8.000%, due 03/27/14 (144A)(a)...     2,175,000       2,245,688
       Constellation Brands, Inc.
         7.250%, due 05/15/17 (144A)(a)...     3,050,000       2,989,000
                                                         ---------------
                                                               5,234,688
                                                         ---------------
       BUILDING MATERIALS - 0.9%
       Associated Materials, Inc.
         0.000%/11.250%, due
         03/01/14(b)(c)...................     2,925,000       2,193,750
       Belden Cdt, Inc.
         7.000%, due 03/15/17 (144A)(a)...     2,275,000       2,252,250
       Building Materials Corp. of America
         7.750%, due 08/01/14(b)..........     2,000,000       1,950,000
       Interline Brands, Inc.
         8.125%, due 06/15/14.............     5,500,000       5,568,750
       NTK Holdings, Inc.
         0.000%/10.750%, due
         03/01/14(b)(c)...................     3,650,000       2,664,500
       Ply Gem Industries, Inc.
         9.000%, due 02/15/12(b)..........     4,025,000       3,637,594
                                                         ---------------
                                                              18,266,844
                                                         ---------------
       BUSINESS SERVICES - 0.7%
       Affinion Group, Inc.
         11.500%, due 10/15/15............     5,300,000       5,750,500
       RH Donnelley Corp.
         8.875%, due 01/15/16.............     7,800,000       8,151,000
                                                         ---------------
                                                              13,901,500
                                                         ---------------
       CHEMICALS - 3.4%
       Mosaic Co. (The)
         7.375%, due 12/01/14 (144A)(a)...     4,000,000       4,060,000
       Equistar Chemicals LP
         7.550%, due 02/15/26.............     7,815,000       7,170,262
       Hercules, Inc.
         6.750%, due 10/15/29.............     6,000,000       5,850,000
       Huntsman International LLC
         7.875%, due 11/15/14.............     5,500,000       5,919,375
       Huntsman LLC
         11.500%, due 07/15/12............     1,320,000       1,471,800

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      CHEMICALS - CONTINUED
      IMC Global, Inc.
        7.300%, due 01/15/28................ $   4,900,000 $     4,728,500
      Ineos Group Holdings Plc
        8.500%, due 02/15/16
        (144A)(a)(b)........................     9,000,000       8,842,500
      Lyondell Chemical Co.
       8.000%, due 09/15/14.................     7,000,000       7,227,500
       8.250%, due 09/15/16.................       175,000         183,750
      Macdermid, Inc.
        9.500%, due 04/15/17 (144A)(a)......     3,000,000       3,030,000
      Nalco Co. 8.875%, due 11/15/13(b).....     5,150,000       5,368,875
      Nova Chemicals Corp.
        6.500%, due 01/15/12(b).............     3,125,000       2,937,500
      Rockwood Specialties Group, Inc.
        7.500%, due 11/15/14(b).............     4,500,000       4,545,000
      Terra Capital, Inc.
        7.000%, due 02/01/17................     5,000,000       4,850,000
                                                           ---------------
                                                                66,185,062
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 3.3%
      Aramark Corp.
        8.500%, due 02/01/15 (144A)(a)......     4,050,000       4,141,125
       8.856%, due 02/01/15
         (144A)(a)(d).......................     1,000,000       1,020,000
      Ashtead Capital, Inc.
        9.000%, due 08/15/16 (144A)(a)......     4,000,000       4,210,000
      Avis Budget Car Rental LLC/Avis Budget
        Finance, Inc.
        7.625%, due 05/15/14................    12,500,000      12,687,500
      Deluxe Corp.
        7.375%, due 06/01/15 (144A)(a)......     3,900,000       3,900,000
      FTI Consulting, Inc.
        7.750%, due 10/01/16................     4,475,000       4,586,875
      Hertz Corp. 8.875%, due 01/01/14......     6,150,000       6,442,125
      Iron Mountain, Inc.
        7.750%, due 01/15/15(b).............     7,000,000       6,860,000
      Neff Corp.
        10.000%, due 06/01/15
        (144A)(a)...........................     2,800,000       2,793,000
      Rental Services Corp.
        9.500%, due 12/01/14 (144A)(a)......     4,650,000       4,766,250
      United Rentals North America, Inc.
        7.750%, due 11/15/13................     5,500,000       5,534,375
      Williams Scotsman, Inc.
        8.500%, due 10/01/15................     7,500,000       7,781,250
                                                           ---------------
                                                                64,722,500
                                                           ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.1%
      Unisys Corp. 8.000%, due 10/15/12.....     1,200,000       1,173,000
                                                           ---------------

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    COMPUTERS & PERIPHERALS - 0.2%
    Advanced Micro Devices, Inc.
      7.750%, due 11/01/12(b)................ $   5,000,000 $     4,725,000
                                                            ---------------
    CONTAINERS & PACKAGING - 2.7%
    Ball Corp. 6.625%, due 03/15/18..........       900,000         866,250
    Berry Plastics Holding Corp.
      8.875%, due 09/15/14...................    12,900,000      13,125,750
    Crown Cork & Seal, Inc.
      7.375%, due 12/15/26(b)................    12,250,000      11,331,250
    Graphic Packaging International Corp.
      9.500%, due 08/15/13(b)................     8,750,000       9,132,812
    Owens Brockway Glass Container, Inc.
     8.875%, due 02/15/09....................     2,637,000       2,696,333
     7.750%, due 05/15/11....................     5,500,000       5,671,875
     6.750%, due 12/01/14....................     1,000,000         980,000
    Owens-Illinois, Inc.
      7.500%, due 05/15/10(b)................     3,850,000       3,902,937
    Smurfit-Stone Container Enterprises, Inc.
      8.000%, due 03/15/17...................     5,000,000       4,875,000
                                                            ---------------
                                                                 52,582,207
                                                            ---------------
    ELECTRIC SERVICES - 0.9%
    Duke Energy Co.
     5.375%, due 01/01/09....................     5,000,000       4,990,085
    Pacific Gas & Electric Co.
     4.800%, due 03/01/14....................     2,500,000       2,366,035
    PSEG Energy Holdings LLC
     8.500%, due 06/15/11....................     5,500,000       5,852,896
    Virginia Electric & Power Co.
     4.500%, due 12/15/10....................     5,000,000       4,842,145
                                                            ---------------
                                                                 18,051,161
                                                            ---------------
    ELECTRIC UTILITIES - 2.7%
    Edison Mission Energy
     7.750%, due 06/15/16....................    10,350,000      10,350,000
     7.000%, due 05/15/17 (144A)(a)..........     7,500,000       7,106,250
    Mirant Americas General LLC
     9.125%, due 05/01/31....................     7,850,000       8,635,000
    Mirant North America LLC
     7.375%, due 12/31/13....................     6,000,000       6,165,000
    Nevada Power Co.
     5.875%, due 01/15/15....................     3,500,000       3,436,482
    NRG Energy, Inc.
     7.250%, due 02/01/14....................     5,000,000       5,025,000
     7.375%, due 01/15/17....................     4,750,000       4,779,687
    PPL Energy Supply LLC
     6.400%, due 11/01/11....................     2,000,000       2,033,266
    Reliant Energy, Inc.                          3,625,000       3,715,625
     6.750%, due 12/15/14....................
     7.875%, due 06/15/17(b).................     2,650,000       2,583,750
                                                            ---------------
                                                                 53,830,060
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      General Cable Corp.
       7.125%, due 04/01/17 (144A)(a)....... $   3,150,000 $     3,134,250
      NXP BV/NXP Funding LLC
       7.875%, due 10/15/14.................     7,300,000       7,227,000
       9.500%, due 10/15/15(b)..............       425,000         420,750
                                                           ---------------
                                                                10,782,000
                                                           ---------------
      ENERGY - 0.9%
      Dynegy Holdings, Inc.
       7.750%, due 06/01/19 (144A)(a).......     3,925,000       3,669,875
      Pacific Energy Partners LP/Pacific
        Energy Finance Corp.
       6.250%, due 09/15/15.................     1,000,000         983,880
      VeraSun Energy Corp.
       9.375%, due 06/01/17 (144A)(a).......     5,500,000       5,142,500
      Williams Partners LP/Williams Partners
        Finance Corp.
       7.250%, due 02/01/17.................     7,000,000       7,070,000
                                                           ---------------
                                                                16,866,255
                                                           ---------------
      ENERGY EQUIPMENT & SERVICES - 0.2%
      Hornbeck Offshore Services, Inc.
       6.125%, due 12/01/14.................     4,750,000       4,370,000
                                                           ---------------
      ENTERTAINMENT & LEISURE - 0.8%
      AMC Entertainment, Inc.
       8.000%, due 03/01/14.................     8,000,000       7,880,000
      Great Canadian Gaming Corp.
       7.250%, due 02/15/15 (144A)(a).......     5,000,000       5,000,000
      Seneca Gaming Corp.
       7.250%, due 05/01/12.................     3,500,000       3,565,625
                                                           ---------------
                                                                16,445,625
                                                           ---------------
      ENVIRONMENTAL SERVICES - 1.0%
      Aleris International, Inc.
        10.000%, due 12/15/16
        (144A)(a)...........................     6,150,000       6,134,625
      Allied Waste North America, Inc.
       7.875%, due 04/15/13(b)..............     6,000,000       6,097,500
       7.250%, due 03/15/15.................     7,750,000       7,711,250
                                                           ---------------
                                                                19,943,375
                                                           ---------------
      FINANCIAL - DIVERSIFIED - 0.2%
      Alamosa Delaware, Inc.
       11.000%, due 07/31/10................     1,500,000       1,589,235
      Hughes Network Systems LLC/HNS
        Finance Corp.
       9.500%, due 04/15/14.................     2,425,000       2,546,250
                                                           ---------------
                                                                 4,135,485
                                                           ---------------
      FOOD & DRUG RETAILING - 0.2%
      Supervalu, Inc.
        7.500%, due 11/15/14................     3,300,000       3,399,000
                                                           ---------------

   --------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   --------------------------------------------------------------------------

   FOOD PRODUCTS - 0.5%
   Dole Food Co., Inc.
     8.750%, due 07/15/13(b)................... $   8,500,000 $     8,330,000
   Land O' Lakes, Inc.
     9.000%, due 12/15/10......................     1,900,000       2,004,500
                                                              ---------------
                                                                   10,334,500
                                                              ---------------
   FOOD RETAILERS - 0.6%
   Ingles Markets, Inc.
     8.875%, due 12/01/11......................     5,000,000       5,206,250
   Stater Brothers Holdings, Inc.
     8.125%, due 06/15/12......................     5,825,000       5,897,813
                                                              ---------------
                                                                   11,104,063
                                                              ---------------

   HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
   Advanced Medical Optics, Inc.
     7.500%, due 05/01/17 (144A)(a)............     5,000,000       4,750,000
   Alliance Imaging
     7.250%, due 12/15/12(b)...................     2,975,000       2,900,625
   Fresenius Med Cap Trust II
     7.875%, due 02/01/08......................     1,050,000       1,055,250
   Hanger Orthopedic Group, Inc.
     10.250%, due 06/01/14.....................     2,450,000       2,646,000
   Vanguard Health Holding Co. II
     9.000%, due 10/01/14......................     5,000,000       4,975,000
                                                              ---------------
                                                                   16,326,875
                                                              ---------------
   HEALTH CARE PROVIDERS & SERVICES - 2.8%
   Bio-Rad Laboratories, Inc.
     6.125%, due 12/15/14......................     7,000,000       6,615,000
   Centene Corp.
     7.250%, due 04/01/14......................     3,400,000       3,366,000
   Community Health Systems, Inc.
     8.875%, due 07/15/15 (144A)(a)............     3,925,000       3,998,594
   DaVita, Inc.
     7.250%, due 03/15/15(b)...................     7,500,000       7,443,750
   HCA, Inc.
    9.125%, due 11/15/14 (144A)(a).............     5,000,000       5,268,750
    6.375%, due 01/15/15.......................    10,500,000       8,951,250
   Select Medical Corp.
     7.625%, due 02/01/15(b)...................     1,775,000       1,597,500
   Sun Healthcare Group
     9.125%, due 04/15/15 (144A)(a)............     7,225,000       7,550,125
   Tenet Healthcare Corp.
     9.875%, due 07/01/14(b)...................     3,000,000       2,985,000
    9.250%, due 02/01/15(b)....................     2,500,000       2,387,500
   United Surgical Partners International, Inc.
     8.875%, due 05/01/17 (144A)(a)............     2,500,000       2,518,750
   UnitedHealth Group, Inc.
     4.875%, due 04/01/13......................     3,000,000       2,864,520
                                                              ---------------
                                                                   55,546,739
                                                              ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HOMEBUILDERS - 0.3%
      Beazer Homes USA, Inc.
        6.500%, due 11/15/13(b)............. $   5,000,000 $     4,325,000
      K Hovnanian Enterprises, Inc.
        8.625%, due 01/15/17................       900,000         868,500
      William Lyon Homes, Inc.
        10.750%, due 04/01/13(b)............     1,500,000       1,417,500
                                                           ---------------
                                                                 6,611,000
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 4.2%
      Boyd Gaming Corp.
        7.125%, due 02/01/16................     4,500,000       4,387,500
      Dennys Holdings, Inc.
        10.000%, due 10/01/12(b)............     5,000,000       5,300,000
      Friendly Ice Cream Corp.
        8.375%, due 06/15/12................     1,525,000       1,601,250
      Gaylord Entertainment Co.
        8.000%, due 11/15/13(b).............     7,675,000       7,818,906
       6.750%, due 11/15/14.................     5,000,000       4,937,500
      Isle of Capri Casinos, Inc.
        9.000%, due 03/15/12................     3,000,000       3,142,500
       7.000%, due 03/01/14.................     9,000,000       8,561,250
      Landry's Restaurants, Inc.
        7.500%, due 12/15/14................     6,700,000       6,532,500
      Las Vegas Sands Corp.
        6.375%, due 02/15/15(b).............     6,000,000       5,737,500
      Mandalay Resort Group
        9.375%, due 02/15/10................     2,000,000       2,120,000
      MGM Mirage, Inc.
        6.750%, due 09/01/12................     5,500,000       5,280,000
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12...............     3,100,000       3,239,500
      River Rock Entertainment Authority
        9.750%, due 11/01/11................     4,850,000       5,116,750
      Scientific Games Corp.
        6.250%, due 12/15/12................     2,500,000       2,415,625
      Snoqualmie Entertainment Authority
        9.125%, due 02/01/15 (144A)(a)......     4,250,000       4,377,500
      Station Casinos, Inc.
        6.500%, due 02/01/14................     4,500,000       4,005,000
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 - 09/15/14
        (144A)(a)...........................     7,350,000       7,515,375
                                                           ---------------
                                                                82,088,656
                                                           ---------------
      HOUSEHOLD DURABLES - 0.3%
      Standard Pacific Corp.
        7.000%, due 08/15/15(b).............     3,550,000       3,141,750
      Vitro S.A. de C.V.
        9.125%, due 02/01/17 (144A)(a)......     3,500,000       3,605,000
                                                           ---------------
                                                                 6,746,750
                                                           ---------------

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      INDUSTRIAL - DIVERSIFIED - 1.0%
      Actuant Corp. 6.875%, due 06/15/17
        (144A)(a)(b)....................... $   1,325,000 $     1,318,375
      Mueller Water Products, Inc.
        7.375%, due 06/01/17 (144A)(a).....     4,900,000       4,883,389
      Park - Ohio Industries, Inc.
        8.375%, due 11/15/14(b)............     4,250,000       4,111,875
      RBS Global, Inc./Rexnord Corp.
       9.500%, due 08/01/14................     9,100,000       9,373,000
       11.750%, due 08/01/16(b)............       300,000         324,000
       8.875%, due 09/01/16................       100,000         100,750
                                                          ---------------
                                                               20,111,389
                                                          ---------------
      INSURANCE - 0.3%
      HUB International Holdings, Inc.
        9.000%, due 12/15/14 (144A)(a).....     3,200,000       3,152,000
      USI Holdings Corp.
        9.230%, due 11/15/14
        (144A)(a)(d).......................     3,500,000       3,500,000
                                                          ---------------
                                                                6,652,000
                                                          ---------------
      INVESTMENT COMPANIES - 0.2%
      Algoma Acquisition Corp.
        9.875%, due 06/15/15 (144A)(a).....     3,300,000       3,300,000
                                                          ---------------
      MACHINERY - 0.7%
      Baldor Electric Co.
        8.625%, due 02/15/17(b)............     8,400,000       8,925,000
      Gardner Denver, Inc.
        8.000%, due 05/01/13...............     4,100,000       4,305,000
                                                          ---------------
                                                               13,230,000
                                                          ---------------
      MEDIA - 5.5%
      Allbritton Communications Co.
        7.750%, due 12/15/12...............     8,500,000       8,585,000
      Barrington Broadcasting Group LLC and
        Barrington Broadcasting Capital
        Corp. 10.500%, due 08/15/14
        (144A)(a)..........................       400,000         419,000
      CCH I Holdings LLC
        11.750%, due 05/15/14(b)...........     7,800,000       7,702,500
      CCH I LLC/CCH I Capital Corp.
        11.000%, due 10/01/15..............    12,600,000      13,214,250
      Charter Communications
        10.250%, due 09/15/10..............     2,540,000       2,667,000
      DirecTV Holdings LLC/DirecTV
        Financing Co.
       8.375%, due 03/15/13................     1,625,000       1,708,281
       6.375%, due 06/15/15................     8,000,000       7,540,000
      EchoStar DBS Corp.
       6.375%, due 10/01/11................     6,000,000       5,895,000
       7.125%, due 02/01/16................     6,000,000       5,895,000
      Idearc, Inc. 8.000%, due 11/15/16....    13,000,000      13,195,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       --------------------------------------------------------------------

       MEDIA - CONTINUED
       Interpublic Group of Cos., Inc.
         6.250%, due 11/15/14............. $   3,085,000 $     2,845,913
       Lin Television Corp.
         6.500%, due 05/15/13(b)..........     7,000,000       6,877,500
       Mediacom Broadband LLC
         8.500%, due 10/15/15(b)..........     3,275,000       3,307,750
       Mediacom LLC
         9.500%, due 01/15/13.............     6,760,000       6,929,000
       Paxson Communications Corp.
         11.606%, due 01/15/13
         (144A)(a)(d).....................     2,000,000       2,075,000
       Radio One, Inc.
         6.375%, due 02/15/13(b)..........     2,000,000       1,890,000
       Sinclair Broadcast Group, Inc.
         8.000%, due 03/15/12.............       932,000         959,960
       Univision Communications, Inc.
         9.750%, due 03/15/15
         (144A)(a)(b).....................    10,775,000      10,694,187
       Warner Music Group
         7.375%, due 04/15/14.............     6,525,000       6,100,875
                                                         ---------------
                                                             108,501,216
                                                         ---------------
       METALS & MINING - 2.2%
       AK Steel Corp.
         7.750%, due 06/15/12(b)..........     4,000,000       4,020,000
       Allegheny Ludlum Corp.
         6.950%, due 12/15/25.............     4,000,000       4,180,000
       Century Aluminum Co.
         7.500%, due 08/15/14.............     3,500,000       3,548,125
       Freeport McMoRan Copper &
         Gold, Inc........................
        8.250%, due 04/01/15..............     3,500,000       3,701,250
        8.375%, due 04/01/17..............     9,300,000       9,951,000
       Noranda Aluminium Acquisition Corp.
         9.360%, due 05/15/15
         (144A)(a)(d).....................     6,000,000       5,790,000
       Novelis, Inc. 7.250%, due 02/15/15.     4,275,000       4,408,594
       Peabody Energy Corp.
        5.875%, due 04/15/16..............     4,500,000       4,230,000
        7.375%, due 11/01/16..............     3,500,000       3,587,500
                                                         ---------------
                                                              43,416,469
                                                         ---------------
       OIL & GAS - 5.5%
       Airgas, Inc. 6.250%, due 07/15/14..     4,000,000       3,860,000
       Chesapeake Energy Corp.
         7.625%, due 07/15/13.............       300,000         309,000
       Cimarex Energy Co.
         7.125%, due 05/01/17.............     7,000,000       6,860,000
       Dynegy Holdings, Inc.
        6.875%, due 04/01/11(b)...........     2,375,000       2,345,312
        8.375%, due 05/01/16(b)...........     5,775,000       5,673,937
       El Paso Corp. 7.000%, due 06/15/17.     6,300,000       6,237,000

     ------------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ------------------------------------------------------------------------
     c

     OIL & GAS - CONTINUED
     Ferrellgas LP 6.750%, due 05/01/14..... $   5,500,000 $     5,238,750
     Ferrellgas Partners LLP
       8.750%, due 06/15/12.................     4,000,000       4,140,000
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14.................     5,000,000       4,981,250
     Grant Prideco, Inc.
       6.125%, due 08/15/15.................     5,500,000       5,238,750
     Hanover Compressor Co.
      8.625%, due 12/15/10..................     3,000,000       3,108,750
      7.500%, due 04/15/13..................     1,850,000       1,868,500
     Inergy LP/Inergy Finance Corp.
       8.250%, due 03/01/16.................     5,500,000       5,678,750
     KCS Energy, Inc.
       7.125%, due 04/01/12.................     5,000,000       4,962,500
     Kerr-McGee Corp.
       6.950%, due 07/01/24.................     6,850,000       7,124,706
     MarkWest Energy Partners LP/MarkWest
       Energy Finance Corp.
      6.875%, due 11/01/14..................     5,000,000       4,750,000
      8.500%, due 07/15/16..................       825,000         843,563
     Pioneer Natural Resources Co., Series A
       7.200%, due 01/15/28.................     1,510,000       1,403,362
     Pogo Producing Co.
       6.625%, due 03/15/15.................     9,000,000       8,955,000
     Pride International, Inc.
       7.375%, due 07/15/14.................     3,700,000       3,727,750
     Quicksilver Resources, Inc.
       7.125%, due 04/01/16.................     2,400,000       2,328,000
     Range Resources Corp.
       7.375%, due 07/15/13.................     2,575,000       2,613,625
     SEMCO Energy, Inc.
       7.125%, due 05/15/08.................     8,000,000       8,071,560
     Williams Companies, Inc.
       7.875%, due 09/01/21.................     6,950,000       7,506,000
                                                           ---------------
                                                               107,826,065
                                                           ---------------
     OIL & GAS EXPLORATION & PRODUCTION - 1.8%
     Chesapeake Energy Corp.
       6.250%, due 01/15/18.................    10,000,000       9,387,500
     Complete Production Services, Inc.
       8.000%, due 12/15/16 (144A)(a).......     7,000,000       7,105,000
     Dresser-Rand Group, Inc.
       7.375%, due 11/01/14.................     4,750,000       4,791,562
     Forest Oil Corp.
      8.000%, due 06/15/08..................     1,500,000       1,526,250
      7.250%, due 06/15/19
        (144A)(a)(b)........................     5,300,000       5,167,500
     Tesoro Corp.
      6.250%, due 11/01/12..................     5,750,000       5,735,625
      6.500%, due 06/01/17 (144A)(a)........       875,000         855,313
                                                           ---------------
                                                                34,568,750
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       --------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 2.0%
       Abitibi-Consolidated, Inc.
         8.550%, due 08/01/10(b).......... $   8,352,000 $     8,017,920
       Bowater, Inc.
        9.500%, due 10/15/12..............     4,000,000       3,960,000
        6.500%, due 06/15/13(b)...........     4,225,000       3,691,594
       Buckeye Technologies, Inc.
         8.000%, due 10/15/10.............     5,600,000       5,628,000
       Domtar, Inc. 7.875%, due 10/15/11..     2,275,000       2,340,406
       Jefferson Smurfit Corp.
         8.250%, due 10/01/12(b)..........     1,750,000       1,745,625
        7.500%, due 06/01/13(b)...........     4,000,000       3,900,000
       Norske Skog Canada
         7.375%, due 03/01/14.............     5,225,000       4,722,094
       Rock-Tenn Co.
         8.200%, due 08/15/11.............     2,575,000       2,665,125
       Tembec Industries, Inc. (Yankee)
         8.625%, due 06/30/09(b)..........     2,850,000       1,802,625
                                                         ---------------
                                                              38,473,389
                                                         ---------------
       PERSONAL PRODUCTS - 0.3%
       Playtex Products, Inc.
         9.375%, due 06/01/11(b)..........     5,000,000       5,162,500
                                                         ---------------
       PHARMACEUTICALS - 0.7%
       Mylan Laboratories, Inc.
         6.375%, due 08/15/15.............     6,700,000       6,934,500
       Warner Chilcott Corp.
         8.750%, due 02/01/15.............     5,671,000       5,855,308
                                                         ---------------
                                                              12,789,808
                                                         ---------------
       PUBLISHING - 0.2%
       Dex Media West, Series B
         9.875%, due 08/15/13.............     3,418,000       3,674,350
                                                         ---------------
       REAL ESTATE - 0.6%
       Felcor Lodging LP (REIT)
         8.500%, due 06/01/11(b)..........     2,260,000       2,387,125
       Host Marriott LP (REIT)
         7.000%, due 08/15/12.............     7,000,000       7,043,750
        6.375%, due 03/15/15..............     3,000,000       2,895,000
                                                         ---------------
                                                              12,325,875
                                                         ---------------
       RETAIL - MULTILINE - 1.2%
       Brookstone Co., Inc.
         12.000%, due 10/15/12(b).........     3,950,000       4,068,500
       Michaels Stores, Inc.
         10.000%, due 11/01/14
         (144A)(a)(b).....................     3,000,000       3,090,000
       Neiman Marcus Group, Inc. (The)
         9.000%, due 10/15/15(b)..........     1,825,000       1,961,875
       Rite Aid Corp. 8.125%, due 05/01/10     5,000,000       5,081,250
        9.375%, due 12/15/15 (144A)(a)....     5,000,000       4,825,000

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - CONTINUED
       Varietal Distribution Merger
         Subordinated, Inc. 10.250%, due
         07/15/15 (144A)(a)................ $   4,000,000 $     4,010,000
                                                          ---------------
                                                               23,036,625
                                                          ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
       Freescale Semiconductor, Inc.
         8.875%, due 12/15/14
         (144A)(a)(b)                          10,700,000      10,272,000
        10.125%, due 12/15/16
          (144A)(a)(b).....................     2,500,000       2,362,500
                                                          ---------------
                                                               12,634,500
                                                          ---------------
       SOFTWARE - 1.6%
       Open Solutions, Inc.
         9.750%, due 02/01/15 (144A)(a)....     3,500,000       3,552,500
       PGS Solutions, Inc.
         9.625%, due 02/15/15 (144A)(a)....     5,000,000       5,080,735
       Sensus Metering Systems, Inc.
         8.625%, due 12/15/13..............     4,000,000       4,080,000
       Serena Software, Inc.
         10.375%, due 03/15/16.............     3,500,000       3,788,750
       Sungard Data Systems, Inc.
         9.125%, due 08/15/13..............     6,975,000       7,175,531
        10.250%, due 08/15/15(b)...........     6,400,000       6,800,000
                                                          ---------------
                                                               30,477,516
                                                          ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.8%
       Cincinnati Bell, Inc................
        8.375%, due 01/15/14(b)............    16,500,000      16,747,500
        7.000%, due 02/15/15(b)............       800,000         788,000
       Hellas Telecommunications
         Luxembourg II
         11.106%, due 01/15/15
         (144A)(a)(d)......................     4,000,000       4,140,000
       Intelsat Bermuda Ltd.
         9.250%, due 06/15/16..............     2,650,000       2,828,875
       Intelsat Ltd.
         6.500%, due 11/01/13(b)...........     1,250,000       1,009,375
       Intelsat Subsidiary Holding Co. Ltd.
         8.250%, due 01/15/13..............     7,000,000       7,140,000
       iPCS, Inc.
         8.605%, due 05/01/14
         (144A)(a)(d)......................     1,175,000       1,183,812
       Mastec, Inc.
         7.625%, due 02/01/17 (144A)(a)....     2,550,000       2,569,125
       Nordic Telephone Holdings Co.
         8.875%, due 05/01/16 (144A)(a)....     7,625,000       8,120,625
       Qwest Capital Funding, Inc.
         7.900%, due 08/15/10(b)...........    13,100,000      13,394,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Qwest Communications International,
        Inc. 7.250%, due 02/15/11........... $   7,500,000 $     7,593,750
      Qwest Corp. 7.625%, due 06/15/15......     2,000,000       2,075,000
      Syniverse Technologies, Inc.
        7.750%, due 08/15/13................     6,850,000       6,576,000
      Windstream Corp. 7.000%, due
        03/15/19............................     1,250,000       1,200,000
                                                           ---------------
                                                                75,366,812
                                                           ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.8%
      Centennial Communications Corp.
        10.000%, due 01/01/13(b)............     8,000,000       8,620,000
      Dobson Communications Corp.
        8.875%, due 10/01/13(b).............    10,250,000      10,762,500
      Nextel Communications, Inc.
        7.375%, due 08/01/15(b).............     7,000,000       7,003,059
      Nextel Partners, Inc.
        8.125%, due 07/01/11................     5,900,000       6,153,995
      Rogers Wireless Communications, Inc.
        7.250%, due 12/15/12................     2,650,000       2,801,167
                                                           ---------------
                                                                35,340,721
                                                           ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      Elizabeth Arden, Inc.
        7.750%, due 01/15/14................     9,300,000       9,416,250
      INVISTA, Inc.
        9.250%, due 05/01/12 (144A)(a)......     5,600,000       5,950,000
                                                           ---------------
                                                                15,366,250
                                                           ---------------
      TRANSPORTATION - 0.8%
      Bristow Group, Inc....................
       6.125%, due 06/15/13.................     8,000,000       7,580,000
       7.500%, due 09/15/17
         (144A)(a)(b).......................     3,000,000       3,022,500
      CHC Helicopter Corp.
        7.375%, due 05/01/14................     6,000,000       5,745,000
                                                           ---------------
                                                                16,347,500
                                                           ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.8%
      Federal Home Loan Mortgage Corp.
        5.750%, due 04/15/08(b).............    11,500,000      11,537,064
      Federal National Mortgage Assoc.......
       6.000%, due 03/01/33-06/01/37........   150,481,739     149,147,739
       6.500%, due 05/01/35-02/01/37........    40,383,278      40,821,360
       6.500%, due TBA(e)...................    30,000,000      30,285,930
                                                           ---------------
                                                               231,792,093
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,512,402,706)                                  1,510,082,501
                                                           ---------------

      CONVERTIBLE BONDS - 14.7%
      AEROSPACE & DEFENSE - 1.2%
      AAR Corp. 1.750%, due 02/01/26........       900,000       1,149,750
      Alliant Techsystems, Inc.
        2.750%, due 02/15/24(b).............     2,000,000       2,625,000

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       AEROSPACE & DEFENSE - CONTINUED
       Armor Holdings, Inc.
         2.000%/0.000%, due 11/01/24(f).... $     800,000 $     1,432,000
       EDO Corp. 4.000%, due 11/15/25......     4,000,000       4,625,000
       L-3 Communications Corp.
         3.000%, due 08/01/35(b)...........     4,000,000       4,530,000
       Lockheed Martin Corp.
         5.110%, due 08/15/33(d)...........     7,000,000       9,438,800
                                                          ---------------
                                                               23,800,550
                                                          ---------------
       AIRLINES - 0.0%
       Frontier Airlines, Inc.
         5.000%, due 12/15/25..............     1,000,000         872,500
                                                          ---------------
       BANKS - 0.1%
       BNP Paribas 6.700%, due 12/14/07
         (144A)(a).........................     2,000,000       2,214,000
                                                          ---------------
       BEVERAGES - 0.3%
       Molson Coors Brewing Co.
         2.500%, due 07/30/13..............     5,000,000       5,218,750
                                                          ---------------
       BIOTECHNOLOGY - 1.0%
       Amgen, Inc. 0.125%, due 02/01/11(b).     5,300,000       4,823,000
       Genzyme Corp.
         1.250%, due 12/01/23(b)...........     7,150,000       7,543,250
       InterMune, Inc. 0.250%, due 03/01/11     1,000,000       1,368,750
       Millipore Corp.
         3.750%, due 06/01/26..............     6,000,000       6,457,500
                                                          ---------------
                                                               20,192,500
                                                          ---------------
       BUSINESS SERVICES - 0.2%
       Omnicom Group, Inc.
         0.000%, due 07/01/38(b)(g)........     3,640,000       3,963,050
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 0.9%
       Charles River Associates, Inc.
         2.875%, due 06/15/34..............     4,500,000       6,204,375
       Euronet Worldwide, Inc.
         3.500%, due 10/15/25..............     1,100,000       1,161,875
       FTI Consulting, Inc.
         3.750%, due 07/15/12(b)...........     7,200,000      10,188,000
                                                          ---------------
                                                               17,554,250
                                                          ---------------
       COMPUTERS & PERIPHERALS - 0.1%
       Cadence Design Systems, Inc.
         1.375%, due 12/15/11 (144A)(a)....     1,800,000       2,081,250
                                                          ---------------
       CONSTRUCTION MATERIALS - 0.5%
       Fluor Corp. 1.500%, due 02/15/24....     5,000,000      10,006,250
                                                          ---------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
       Flir Systems, Inc.
         3.000%, due 06/01/23..............     4,000,000       8,500,000
       Itron, Inc. 2.500%, due 08/01/26(b).     1,000,000       1,348,750
       LSI Logic Corp.
         4.000%, due 05/15/10(b)...........     5,000,000       4,868,750
                                                          ---------------
                                                               14,717,500
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - 0.5%
       Lehman Brothers Holdings, Inc.
         0.450%, due 12/27/13............. $   6,000,000 $     5,821,200
       Morgan Stanley 2.000%, due 06/28/12
         (144A)(a)........................     3,700,000       3,782,325
                                                         ---------------
                                                               9,603,525
                                                         ---------------
       FOOD PRODUCTS - 0.2%
       Archer-Daniels-Midland Co.
         0.875%, due 02/15/14
         (144A)(a)(b).....................     5,000,000       4,775,000
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
       Invitrogen Corp.
         3.250%, due 06/15/25(b)..........     6,500,000       6,638,125
       Medtronic, Inc.
         1.500%, due 04/15/11(b)..........     2,000,000       2,130,000
                                                         ---------------
                                                               8,768,125
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.5%
       Alza Corp.
         0.566%, due 07/28/20(g)(b).......     8,000,000       6,810,000
       Five Star Quality Care, Inc.
         3.750%, due 10/15/26.............       200,000         180,500
       Pacificare Health Systems, Inc.
         3.000%, due 10/15/32.............       700,000       2,582,125
                                                         ---------------
                                                               9,572,625
                                                         ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Hilton Hotels Corp.
         3.375%, due 04/15/23.............     4,500,000       6,800,625
                                                         ---------------
       INDUSTRIAL - DIVERSIFIED - 0.3%
       3M Co. 2.400%, due 11/21/32(d).....     1,200,000       1,087,500
       Actuant Corp.
         2.000%, due 11/15/23(b)..........     1,400,000       2,261,000
       Danaher Corp.
         0.707%, due 01/22/21(g)..........     2,500,000       2,771,875
                                                         ---------------
                                                               6,120,375
                                                         ---------------
       IT CONSULTING & SERVICES - 0.4%
       Electronic Data Systems Corp.
         3.875%, due 07/15/23(b)..........     7,200,000       7,326,000
                                                         ---------------
       MACHINERY - 0.4%
       Roper Industries, Inc.
         1.4813%/0.000%, due
         01/15/34(f)......................    11,580,000       8,409,975
                                                         ---------------
       MEDIA - 1.3%
       Liberty Media Corp.
        4.000%, due 11/15/29..............     1,700,000       1,151,750
        3.500%, due 01/15/31..............     4,605,612       4,559,556
        3.250%, due 03/15/31..............     8,250,000       7,074,375

       ---------------------------------------------------------------------
       SECURITY                                 PAR              VALUE
       DESCRIPTION                             AMOUNT           (NOTE 2)
       ---------------------------------------------------------------------

       MEDIA - CONTINUED
       Sinclair Broadcast Group, Inc.
        6.000%, due 09/15/12............... $   5,000,000    $     4,825,000
        4.875%/2.000%, due 07/15/18(f).....     3,000,000          2,928,750
       Walt Disney Co.
         2.125%, due 04/15/23(b)...........     3,500,000          4,208,750
                                                             ---------------
                                                                  24,748,181
                                                             ---------------
       METALS & MINING - 0.4%
       Placer Dome, Inc. 2.750%, due
         10/15/23..........................     5,550,000          7,048,500
                                                             ---------------
       OIL & GAS - 1.5%
       Devon Energy Corp.
         4.900%, due 08/15/08(b)...........     5,200,000          8,203,000
       Hanover Compressor Co.
         4.750%, due 01/15/14..............     3,500,000          6,098,750
       Pride International, Inc.
         3.250%, due 05/01/33(b)...........     1,600,000          2,398,000
       Quicksilver Resources, Inc.
         1.875%, due 11/01/24(b)...........     3,000,000          4,807,500
       Schlumberger, Ltd.
         1.500%, due 06/01/23..............     3,000,000          7,053,750
                                                             ---------------
                                                                  28,561,000
                                                             ---------------
       PHARMACEUTICALS - 1.1%
       Alexion Pharmaceuticals, Inc.
         1.375%, due 02/01/12..............       500,000            773,750
       BioMarin Pharmaceutical, Inc.
         2.500%, due 03/29/13 (b)..........       500,000            643,750
       CV Therapeutics, Inc.
        2.750%, due 05/16/12...............       700,000            679,875
        3.250%, due 08/16/13(b)............     4,250,000          3,761,250
       Decode Genetics, Inc.
         3.500%, due 04/15/11..............     1,666,000          1,220,345
       MGI Pharma, Inc.
         1.682%/0.000%, due 03/02/24(f)....     3,500,000          2,450,000
       Nektar Therapeutics
         3.250%, due 09/28/12..............       900,000            789,750
       Teva Pharmaceutical Industries, Ltd.
         0.250%, due 02/01/24..............     1,600,000          1,956,000
       Wyeth 4.877%, due 01/15/24(d)(b)....     8,000,000          9,089,600
                                                             ---------------
                                                                  21,364,320
                                                             ---------------
       ROAD & RAIL - 0.4%
       CSX Corp. 0.372%, due 10/30/21(g)...     4,655,000          7,465,456
                                                             ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
       Cypress Semiconductor Corp.
         1.000%, due 09/15/09
         (144A)(a)(b)......................     1,700,000          1,887,000
       Intel Corp. 2.950%, due 12/15/35(b).     6,000,000          5,752,500
                                                             ---------------
                                                                   7,639,500
                                                             ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                              SHARES/         VALUE
       DESCRIPTION                          PAR AMOUNT      (NOTE 2)
       --------------------------------------------------------------------

       SOFTWARE - 0.7%
       Equinix, Inc.
         2.500%, due 04/15/12(b).......... $   2,500,000 $     2,612,500
       Symantec Corp.
         0.750%, due 06/15/11.............     4,500,000       5,265,000
       Trizetto Group
         1.125%, due 04/15/12 (144A)(a)...     5,000,000       5,150,000
                                                         ---------------
                                                              13,027,500
                                                         ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
       ADC Telecommunications, Inc.
         5.784%, due 06/15/13(d)..........     2,400,000       2,349,000
       Comverse Technology, Inc.
         0.000%, due 05/15/23(g)..........     1,500,000       1,852,500
       Dobson Communications Corp.
         1.500%, due 10/01/25 (144A)(a)...       900,000       1,093,500
       NII Holdings, Inc.
         2.750%, due 08/15/25.............     1,600,000       2,764,000
       Qwest Communications International,
         Inc. 3.500%, due 11/15/25(b).....     3,100,000       5,448,250
                                                         ---------------
                                                              13,507,250
                                                         ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       Nextel Communications, Inc.
         5.250%, due 01/15/10(b)..........     2,500,000       2,496,875
                                                         ---------------
       Total Convertible Bonds
       (Cost $253,098,380)                                   287,855,432
                                                         ---------------

       COMMON STOCKS - 0.5%
       BANKS - 0.1%
       Commerce Bancorp, Inc.(b)..........        49,400       1,827,306
                                                         ---------------
       BIOTECHNOLOGY - 0.1%
       BioMarin Pharmaceutical, Inc.*(b)..        92,764       1,664,186
                                                         ---------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
       Avaya, Inc.*.......................       160,001       2,694,417
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 0.0%
       Rowan Companies, Inc.(b)...........        14,200         581,916
                                                         ---------------
       MEDIA - 0.1%
       Charter Communications, Inc.*(b)...       166,500         674,325
       Interpublic Group of Cos., Inc.*(b)        74,994         854,931
                                                         ---------------
                                                               1,529,256
                                                         ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       PT Indah Kiat Pulp & Paper Corp.*..     1,867,500         233,358
                                                         ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
       Time Warner Cable, Inc.*(b)........        28,787       1,127,587
                                                         ---------------
       Total Common Stocks
       (Cost $8,334,871)                                       9,658,026
                                                         ---------------

        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        PREFERRED STOCKS - 2.4%
        AUTOMOBILES - 0.1%
        Ford Motor Co.
          6.500%, due 01/15/32(b)........ $      60,000 $     2,313,600
                                                        ---------------
        ELECTRIC UTILITIES - 0.5%
        NRG Energy, Inc.
          5.750%, due 03/16/09...........        25,000       9,243,750
                                                        ---------------
        FINANCE - DIVERSIFIED - 0.2%
        Lehman Brothers Holdings, Inc.
          6.250%, due 10/15/07(b)........       140,000       3,788,400
                                                        ---------------
        OIL & GAS - 0.7%
        Chesapeake Energy Corp.
          4.500%, due 12/31/49(b)........        45,000       4,567,500
        Williams Cos., Inc.
          5.500%, due 06/01/33...........        65,000       9,644,375
                                                        ---------------
                                                             14,211,875
                                                        ---------------
        PHARMACEUTICALS - 0.4%
        Schering Plough Corp.
          6.000%, due 09/14/07(b)........       100,000       6,880,000
                                                        ---------------
        UTILITIES - 0.5%
        PNM Resources, Inc.
          6.750%, due 05/16/08(b)........       200,000      10,000,000
                                                        ---------------
        Total Preferred Stocks
        (Cost $37,997,611)                                   46,437,625
                                                        ---------------

        CONVERTIBLE PREFERRED STOCKS - 1.9%
        BANKS - 0.4%
        Marshall & Ilsley Corp.
          6.500%, due 08/15/07(b)........       300,000       7,929,000
                                                        ---------------
        ELECTRIC UTILITIES - 0.1%
        NRG Energy, Inc.
          4.000%, due 12/31/49...........           900       1,921,500
                                                        ---------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
        CMS Energy Corp.
          4.500%, due 12/31/49(b)........         5,000         448,750
                                                        ---------------
        FINANCIAL - DIVERSIFIED - 0.2%
        Morgan Stanley
         7.300%, due 12/14/07 (144A)(a)..       100,000       1,934,000
         7.250%, due 05/23/08 (144A)(a)..        42,000       3,087,420
                                                        ---------------
                                                              5,021,420
                                                        ---------------
        INSURANCE - 0.0%
        Fortis Insurance N.V.
          7.750%, due 01/26/08 (144A)(a).           150         223,185
                                                        ---------------
        INVESTMENT COMPANIES - 0.4%
        Vale Capital Ltd.
          5.500%, due 06/15/10...........       160,725       7,895,616
                                                        ---------------
        MEDIA - 0.1%
        Interpublic Group (IPG) - Class B
          5.250%, due 12/31/49 (144A)(a).         1,440       1,539,540
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ---------------------------------------------------------------------

       METALS & MINING - 0.2%
       Freeport McMoRan Copper & Gold, Inc.
         6.750%, due 05/01/10(b)........... $      30,000 $     3,855,000
                                                          ---------------
       OIL & GAS - 0.4%
       El Paso Corp.
         4.990%, due 12/31/49..............         5,500       8,036,876
                                                          ---------------
       REAL ESTATE - 0.1%
       Simon Property Group, Inc.
         (REIT) 6.000%, due 12/31/49.......        15,200       1,155,048
                                                          ---------------
       Total Convertible Preferred Stocks
       (Cost $34,540,138)                                      38,025,935
                                                          ---------------

       SHORT-TERM INVESTMENT - 3.2%
       State Street Bank & Trust Co.,
         Repurchase Agreement
         dated 06/29/07 at 3.400% to be
         repurchased at $63,471,979
         on 07/02/07 collateralized by
         $67,420,000 FNMA 5.500% due
         05/10/27 with a value of
         $64,723,200.
         (Cost - $63,454,000).............. $  63,454,000      63,454,000
                                                          ---------------

       TOTAL INVESTMENTS - 99.6%
       (Cost $1,909,827,706)                                1,955,513,519

       Other Assets and Liabilities (net) - 0.4%                7,310,853
                                                          ---------------

       TOTAL NET ASSETS - 100.0%                          $ 1,962,824,372
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $260,761,063 of net assets

(b) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $360,495,708 and the collateral received consisted of cash in the amount of $368,145,295.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Variable or floating rate security. The stated rate represents the rate at June 30, 2007.

(e) This security is traded on a "to-be-announced" basis.

(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(g) Zero coupon bond - Interest rate represents current yield to maturity.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at June 30, 2007, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           AAA                            11.01%
                           AA                              0.59
                           A                               4.69
                           BBB                             5.56
                           BB                             18.21
                           B                              42.10
                           Below B                        10.41
                           Equities/Other                  7.43
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

      LORD ABBETT BOND DEBENTURE PORTFOLIO
      ASSETS
         Investments, at value (Note 2)*                    $1,892,059,519
         Repurchase Agreement                                   63,454,000
         Cash                                                   21,135,057
         Collateral for securities on loan                     368,145,295
         Receivable for Trust shares sold                        2,187,341
         Dividends receivable                                      103,438
         Interest receivable                                    28,287,111
                                                            --------------
            Total assets                                     2,375,371,761
                                                            --------------
      LIABILITIES
         Payables for:
            Investments purchased                               41,723,527
            Trust shares redeemed                                1,390,841
            Distribution and services fees--Class B                167,605
            Distribution and services fees--Class E                  4,895
            Collateral for securities on loan                  368,145,295
            Investment advisory fee payable (Note 3)               797,690
            Administration fee payable                              20,838
            Custodian and accounting fees payable                  120,308
         Accrued expenses                                          176,390
                                                            --------------
            Total liabilities                                  412,547,389
                                                            --------------
      NET ASSETS                                            $1,962,824,372
                                                            ==============
      NET ASSETS REPRESENTED BY:
         Paid in surplus                                    $1,895,341,919
         Accumulated net realized gain                           3,233,341
         Unrealized appreciation on investments                 45,685,813
         Undistributed net investment income                    18,563,299
                                                            --------------
            Total                                           $1,962,824,372
                                                            ==============
      NET ASSETS
         Class A                                            $1,115,296,320
                                                            ==============
         Class B                                               808,754,470
                                                            ==============
         Class E                                                38,773,582
                                                            ==============
      CAPITAL SHARES OUTSTANDING
         Class A                                                90,690,996
                                                            ==============
         Class B                                                66,136,402
                                                            ==============
         Class E                                                 3,167,897
                                                            ==============
      NET ASSET VALUE AND OFFERING PRICE PER SHARE
         Class A                                            $        12.30
                                                            ==============
         Class B                                                     12.23
                                                            ==============
         Class E                                                     12.24
                                                            ==============

      --------------------------------------------------------------------
      *Investments at cost, excluding Repurchase Agreements $1,846,373,706

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

 LORD ABBETT BOND DEBENTURE PORTFOLIO
 INVESTMENT INCOME:
     Dividends                                                      $ 1,934,592
     Interest (1)                                                    61,417,287
                                                                    -----------
        Total investment income                                      63,351,879
                                                                    -----------
 EXPENSES:
     Investment advisory fee (Note 3)                                 4,779,996
     Administration fees                                                 69,075
     Custody and accounting fees                                         49,255
     Distribution fee--Class B                                          976,785
     Distribution fee--Class E                                           29,005
     Transfer agent fees                                                 16,823
     Audit                                                               10,901
     Legal                                                                8,133
     Trustee fees and expenses                                            7,950
     Shareholder reporting                                               87,694
     Insurance                                                           13,499
     Other                                                                2,246
                                                                    -----------
     Total expenses                                                   6,051,362
                                                                    -----------
     Net investment income                                           57,300,517
                                                                    -----------
 NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS :
     Net realized gain on:
        Investments                                                  18,445,896
                                                                    -----------
     Net realized gain on investments                                18,445,896
                                                                    -----------
     Net change in unrealized appreciation on:
        Investments                                                     645,920
                                                                    -----------
     Net change in unrealized appreciation on investments               645,920
                                                                    -----------
     Net realized and change in unrealized gain on investments       19,091,816
                                                                    -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $76,392,333
                                                                    ===========

 ------------------------------------------------------------------------------
 (1)Interest income includes securities lending income of:          $   385,470

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LORD ABBETT BOND DEBENTURE PORTFOLIO
                                                                               Period Ended     Year Ended
                                                                               June 30, 2007   December 31,
                                                                                (Unaudited)        2006
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $   57,300,517  $   98,012,450
    Net realized gain on investments                                              18,445,896      13,509,202
    Net change in unrealized appreciation on investments                             645,920      41,735,574
                                                                              --------------  --------------
    Net increase in net assets resulting from operations                          76,392,333     153,257,226
                                                                              --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
       Class A                                                                   (64,317,957)    (66,714,042)
       Class B                                                                   (40,713,127)    (48,111,532)
       Class E                                                                    (2,056,674)     (2,402,380)
    From net realized gains
       Class A                                                                    (1,483,303)             --
       Class B                                                                      (982,014)             --
       Class E                                                                       (48,695)             --
                                                                              --------------  --------------
    Net decrease in net assets resulting from distributions                     (109,601,770)   (117,227,954)
                                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
    Proceeds from shares sold
       Class A                                                                   194,616,177     301,777,898
       Class B                                                                    58,708,976      72,840,849
       Class E                                                                     8,204,891       4,228,603
    Net asset value of shares issued through acquisition
       Class A                                                                            --     100,219,524
       Class B                                                                    27,175,078              --
       Class E                                                                            --              --
    Net asset value of shares issued through dividend reinvestment
       Class A                                                                    65,801,260      66,714,042
       Class B                                                                    41,695,141      48,111,532
       Class E                                                                     2,105,369       2,402,380
    Cost of shares repurchased
       Class A                                                                  (183,562,487)   (285,485,123)
       Class B                                                                   (72,645,530)    (75,533,472)
       Class E                                                                    (8,058,012)     (5,365,456)
                                                                              --------------  --------------
    Net increase in net assets from capital share transactions                   134,040,863     229,910,777
                                                                              --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                     100,831,426     265,940,049
    Net assets at beginning of period                                          1,861,992,946   1,596,052,897
                                                                              --------------  --------------
    Net assets at end of period                                               $1,962,824,372  $1,861,992,946
                                                                              ==============  ==============
    Net assets at end of period includes undistributed net investment income  $   18,563,299  $   68,350,540
                                                                              ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LORD ABBETT BOND DEBENTURE PORTFOLIO                                   ----------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007   ------------
                                                                        (UNAUDITED)        2006
                                                                       --------------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $  12.51     $  12.28
                                                                          --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.38 (a)     0.71 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................        0.13         0.39
                                                                          --------     --------
Total from Investment Operations......................................        0.51         1.10
                                                                          --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       (0.70)       (0.87)
Distributions from Net Realized Capital Gains.........................       (0.02)          --
                                                                          --------     --------
Total Distributions...................................................       (0.72)       (0.87)
                                                                          --------     --------
NET ASSET VALUE, END OF PERIOD........................................    $  12.30     $  12.51
                                                                          ========     ========
TOTAL RETURN                                                                  4.06%        9.35%
Ratio of Expenses to Average Net Assets**.............................        0.52%*       0.56%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................         N/A          N/A
Ratio of Net Investment Income to Average Net Assets..................        6.04%*       5.85%
Portfolio Turnover Rate...............................................        21.2%        36.7%
Net Assets, End of Period (in millions)...............................    $1,115.3     $1,059.0


                                                                       ----------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007   ------------
                                                                        (UNAUDITED)        2006
                                                                       --------------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $  12.43     $  12.19
                                                                          --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.36 (a)     0.67 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................        0.13         0.40
                                                                          --------     --------
Total from Investment Operations......................................        0.49         1.07
                                                                          --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       (0.67)       (0.83)
Distributions from Net Realized Capital Gains.........................       (0.02)          --
                                                                          --------     --------
Total Distributions...................................................       (0.69)       (0.83)
                                                                          --------     --------
NET ASSET VALUE, END OF PERIOD........................................    $  12.23     $  12.43
                                                                          ========     ========
TOTAL RETURN                                                                  3.92%        9.15%
Ratio of Expenses to Average Net Assets**.............................        0.77%*       0.81%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................         N/A          N/A
Ratio of Net Investment Income to Average Net Assets..................        5.78%*       5.59%
Portfolio Turnover Rate...............................................        21.2%        36.7%
Net Assets, End of Period (in millions)...............................    $  808.8     $  765.9

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                           CLASS A
LORD ABBETT BOND DEBENTURE PORTFOLIO                                   ----------------------------------------

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------
                                                                          2005       2004       2003       2002
                                                                       ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $12.63     $12.04     $10.24     $11.22
                                                                       ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.75 (a)   0.70 (a)   0.73 (a)   0.77 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (0.52)      0.31       1.27      (0.79)
                                                                       ------     ------     ------     ------
Total from Investment Operations......................................   0.23       1.01       2.00      (0.02)
                                                                       ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.58)     (0.42)     (0.20)     (0.96)
Distributions from Net Realized Capital Gains.........................     --         --         --         --
                                                                       ------     ------     ------     ------
Total Distributions...................................................  (0.58)     (0.42)     (0.20)     (0.96)
                                                                       ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $12.28     $12.63     $12.04     $10.24
                                                                       ======     ======     ======     ======
TOTAL RETURN                                                             1.81%      8.43%     19.52%     (0.39)%
Ratio of Expenses to Average Net Assets**.............................   0.56%      0.63%      0.70%      0.70 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    N/A        N/A       0.67%(b)   0.77 %
Ratio of Net Investment Income to Average Net Assets..................   5.92%      5.65%      6.52%      7.43 %
Portfolio Turnover Rate...............................................   42.1%      39.8%      36.9%      45.8 %
Net Assets, End of Period (in millions)............................... $856.4     $520.3     $234.6     $202.1

                                                                           CLASS B
                                                                       ----------------------------------------

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------
                                                                          2005       2004       2003       2002
                                                                       ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $12.54     $11.97     $10.21     $11.20
                                                                       ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.71 (a)   0.69 (a)   0.69 (a)   0.72 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (0.52)      0.29       1.46      (0.76)
                                                                       ------     ------     ------     ------
Total from Investment Operations......................................   0.19       0.98       2.15      (0.04)
                                                                       ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.54)     (0.41)     (0.20)     (0.95)
Distributions from Net Realized Capital Gains.........................     --         --      (0.19)        --
                                                                       ------     ------     ------     ------
Total Distributions...................................................  (0.54)     (0.41)     (0.39)     (0.95)
                                                                       ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $12.19     $12.54     $11.97     $10.21
                                                                       ======     ======     ======     ======
TOTAL RETURN                                                             1.49%      8.17%     19.15%     (0.57)%
Ratio of Expenses to Average Net Assets**.............................   0.81%      0.88%      0.96%      0.95 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    N/A        N/A       0.91%(b)   1.05 %
Ratio of Net Investment Income to Average Net Assets..................   5.65%      5.61%      6.11%      7.12 %
Portfolio Turnover Rate...............................................   42.1%      39.8%      36.9%      45.8 %
Net Assets, End of Period (in millions)............................... $704.5     $776.0     $758.2     $197.4

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS E
LORD ABBETT BOND DEBENTURE PORTFOLIO                                   ----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  -------------------------------------------
                                                                        (UNAUDITED)      2006       2005       2004       2003
                                                                       -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $12.44     $12.21     $12.57     $12.00     $10.22
                                                                           ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income.................................................       0.37 (a)   0.69 (a)   0.72 (a)   0.70 (a)   0.70 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       0.14       0.38      (0.52)      0.29       1.28
                                                                           ------     ------     ------     ------     ------
Total from Investment Operations......................................       0.51       1.07       0.20       0.99       1.98
                                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..................................      (0.69)     (0.84)     (0.56)     (0.42)     (0.20)
Distributions from Net Realized Capital Gains.........................      (0.02)        --         --         --         --
                                                                           ------     ------     ------     ------     ------
Total Distributions...................................................      (0.71)     (0.84)     (0.56)     (0.42)     (0.20)
                                                                           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $12.24     $12.44     $12.21     $12.57     $12.00
                                                                           ======     ======     ======     ======     ======
TOTAL RETURN                                                                 4.01%      9.18%      1.60%      8.24%     19.35%
Ratio of Expenses to Average Net Assets**.............................       0.67%*     0.71%      0.71%      0.78%      0.86%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        N/A        N/A        N/A        N/A       0.81%(c)
Ratio of Net Investment Income to Average Net Assets..................       5.88%*     5.69%      5.76%      5.67%      6.10%
Portfolio Turnover Rate...............................................       21.2%      36.7%      42.1%      39.8%      36.9%
Net Assets, End of Period (in millions)...............................     $ 38.8     $ 37.1      $35.1      $35.2      $22.8

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LORD ABBETT BOND DEBENTURE PORTFOLIO                                   -------


                                                                       -------
                                                                        2002(B)
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $11.27
                                                                       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income.................................................   0.53 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (0.62)
                                                                       ------
Total from Investment Operations......................................  (0.09)
                                                                       ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..................................  (0.96)
Distributions from Net Realized Capital Gains.........................     --
                                                                       ------
Total Distributions...................................................  (0.96)
                                                                       ------
NET ASSET VALUE, END OF PERIOD........................................ $10.22%
                                                                       ======
TOTAL RETURN                                                            (1.03)%
Ratio of Expenses to Average Net Assets**.............................   0.85 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.98 %*
Ratio of Net Investment Income to Average Net Assets..................   7.12 %*
Portfolio Turnover Rate...............................................   45.8 %
Net Assets, End of Period (in millions)...............................   $2.5

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Lord Abbett Bond Debenture Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                      Expiring   Expiring
     Portfolio                              Total    12/31/2007 12/31/2008
     ---------                            ---------- ---------- ----------

     Lord Abbett Bond Debenture Portfolio $8,332,196 $4,020,940 $4,311,256

Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002, which are subject to an annual limitation of $3,688,483.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                     for the period ended
Portfolio                               June 30, 2007     % per annum     Average Daily Assets
---------                            -------------------- ----------- ----------------------------

Lord Abbett Bond Debenture Portfolio      $4,779,996         0.60%    First $250 Million

                                                             0.55%    $250 Million to $500 Million

                                                             0.50%    $500 Million to $1 Billion

                                                             0.45%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                  Shares Issued   Shares Issued
                                                  in Connection      Through                 Net Increase
                           Beginning    Shares   with Acquisition   Dividend      Shares      in Shares     Ending
                            Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
-                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

Lord Abbett Bond Debenture
  Portfolio

 Class A

 06/30/2007                84,678,506 15,455,067           --       5,332,355   (14,774,932)   6,012,490  90,690,996
 12/31/2006                69,757,308 24,775,781    8,485,998       5,663,331   (24,003,912)  14,921,198  84,678,506

 Class B

 06/30/2007                61,631,213  4,713,869    2,211,154       3,398,137    (5,817,971)   4,505,189  66,136,402
 12/31/2006                57,782,647  6,012,269           --       4,101,580    (6,265,283)   3,848,566  61,631,213

 Class E

 06/30/2007                 2,983,799    657,029           --         171,447      (644,378)     184,098   3,167,897
 12/31/2006                 2,877,504    348,709           --         204,632      (447,046)     106,295   2,983,799

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Lord Abbett Bond Debenture Portfolio $175,090,834.00  $518,885,566  $110,443,283.00  $437,568,963

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal        Gross         Gross
                                       Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost      Appreciation (Depreciation)  Appreciation
---------                            -------------- ------------ -------------- --------------

Lord Abbett Bond Debenture Portfolio $1,909,827,706 $80,232,295   $(34,546,482)  $45,685,813

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of     Value of
                                               Securities   Collateral
                                              ------------ ------------

         Lord Abbett Bond Debenture Portfolio $360,495,708 $368,145,295

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                         Ordinary Income      Long-Term Capital Gain          Total
                                     ------------------------ ---------------------- ------------------------
                                         2006        2005     2006        2005           2006        2005
                                     ------------ ----------- ----        ----       ------------ -----------

Lord Abbett Bond Debenture Portfolio $117,227,954 $69,689,907 $--         $--        $117,227,954 $69,689,907

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ ------------

Lord Abbett Bond Debenture Portfolio  $68,930,962   $1,207,230   $38,885,892     $(8,332,196)    $100,691,888

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all of the net assets of Convertible Securities Portfolio, a series of The Travelers Series Trust ("Convertible Securities"), pursuant to a plan of reorganization approved by Convertible Securities shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 8,485,998 Class A shares of Bond Debenture (valued at $100.2 million) in exchange for the 8,068,461 Class A shares of Convertible Securities outstanding on April 28, 2006. Convertible Securities Class A net assets at that date ($100.2 million), including $6,800,593 of unrealized appreciation were combined with those of Bond Debenture Class A. The cost of securities acquired in the tax-free exchange by Bond Debenture from Convertible Securities was $93,008,142. The aggregate Class A net assets of Bond Debenture and Convertible Securities immediately before the acquisition were $981,050,225 and $100,219,524, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $1,081,269,749.

On April 30, 2007, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired 27% of the net assets of Lord Abbett America's Value Portfolio ("America"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by America shareholders on April 24,

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. ACQUISITIONS - CONTINUED

2007. The acquisition was accomplished by a taxable exchange of 2,211,154 Class B shares of Bond Debenture (valued at $27.2 Million) in exchange for the 1,770,569 Class B shares of America outstanding on April 27, 2007. The aggregate Class B net assets of Bond Debenture and America immediately before the acquisition were $785,793,046 and $27,175,078, respectively. The aggregate Class B net assets of Bond
Debenture immediately after the acquisition were $812,968,124.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                          Growth and Income Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

Supported by above-trend earnings growth and a dwindling supply of shares outstanding, equities returned approximately 7% (on a total return basis) in the six-month period ended June 30, 2007. Though the path higher had its dips and turns, both the Dow Jones Industrial Average/1 /and S&P 500(R) Index reached record levels, with the latter finally cresting (albeit for only a brief period) its prior high established seven years ago. A bevy of mergers and acquisitions, private equity deals, and share buybacks cumulatively left investors with fewer shares of public companies to own.

The industrial sector of the economy looked stronger in the period. With the supply of inventories low and foreign demand robust, manufacturing activity began to accelerate. The Institute for Supply Management's (ISM) survey of the manufacturing sector, for instance, jumped 4.1 points between March and May. In response, year-ahead forward rates on three-month deposits rose, and the yield on the 10-year Treasury bond climbed lockstep. By early June, the rise in the 10-year Treasury bond yield eclipsed that of short-term rates, which triggered a period of consolidation in the equity markets. Though the semiannual period ended June 30, 2007 finished on a down-note, the gains returned during the full period were still quite strong.

Returns in the equity market were broad; however, companies with mid to small capitalizations outperformed large to mega capitalizations. In fact, shares of growth-oriented small and mid cap companies led all other styles of investing. The relative strength of small and mid caps reflected the large number of private equity deals (reportedly worth more than $300 billion) announced between January and June 2007. With the performance of large cap companies trailing that of their smaller peers, the valuation gap (the difference between the prices that investors are willing to pay for the earnings of the companies in each index) widened. At the close of June, the price-to-earnings ratio (P/E) of the S&P 100(R) Index/2/ was about 25% less than the P/E of the small and mid cap indexes. Finally, unlike in the small and mid cap categories, value continued its dominance over growth in the large cap space.

PORTFOLIO REVIEW

The largest detractor from the performance relative to the S&P 500(R) Index/3/ was stock selection within the technology sector. The Portfolio lacked exposure to Apple, an S&P 500(R) Index holding that continues to outperform, owing to product introductions like the iPhone. The Portfolio's underweight of the other energy and integrated oils sectors also detracted, as both sectors advanced nicely during the six-month period, benefiting from the price of crude oil. Although prices began the year with a rapid sell-off to below $60 per barrel, they subsequently rallied strongly to end on a high note in June, topping $70 per barrel--a level still below that of a year ago.

Conversely, stock selection within the consumer staples sector aided relative performance, with Kroger performing well during the period. This large grocery store chain solidified its competitive position in the marketplace, allowing it to better withstand competition from giant retailers such as Wal-Mart. Lastly, stock selection within the health care sector aided relative performance, with pharmaceutical companies Baxter and Teva outperforming for the period. Baxter benefited from the positive resolution of issues regarding its infusion pump. Generic drug manufacturer Teva reported better than expected fourth quarter 2006 earnings and guided current year earnings higher.

OUTLOOK

We continue to increase our exposure to the technology sector. The glut of tech capacity put in place in the late 1990's has been largely absorbed, and tech companies are now well positioned to take advantage of increased infrastructure spending.

We remain overweight consumer staples, continuing to concentrate on stable earners that can grow earnings in a slowing economic environment through new products and/or restructuring. We also took profits in several positions that have performed well over the past couple of years. The health care overweight was reduced, as we trimmed exposure to large pharmaceutical companies that have performed well and thus represented attractive profit-taking opportunities. We also decreased our exposure to utilities, taking advantage of the strong performance in this sector over the past year.

We continue to underweight financial services, especially in regional banks, as we believe that banks are earning at above normal levels with prospects for an upswing in problem loans (from historically low levels). Recent sub-prime lending woes are a harbinger of more difficulties ahead. We remain underweight integrated oils, as crude oil prices remain above long term normalized levels and current earnings levels are not sustainable, in our opinion.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

NOTE: THE VIEWS OF LORD, ABBETT & CO. LLC AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF JUNE 30, 2007; VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. THE PORTFOLIO IS NOT INSURED BY THE FDIC, IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY BANKS, AND IS SUBJECT TO INVESTMENT RISKS INCLUDING LOSS OF PRINCIPAL AMOUNT INVESTED. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE PORTFOLIO, SEE THE PORTFOLIO'S PROSPECTUS.
--------
/1/Dow Jones Industrial Average (DJIA): The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes the reinvestment of dividends and capital gains.

/2/S&P 100(R) Index: The Standard & Poor's 100 Stock Index known by its ticker symbol OEX, measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

/3/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TEAM MANAGED

The Portfolio is managed by a team of investment managers and analysts. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. Messrs. Dinsky and Salzmann are Partners of Lord Abbett. Messrs. Salzmann and Dinsky have been with Lord Abbett since 1997 and 2000, respectively.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    5.32%
                 ---------------------------------------------
                 Citigroup, Inc.                      4.15%
                 ---------------------------------------------
                 AT&T, Inc.                           3.91%
                 ---------------------------------------------
                 General Electric Co.                 3.51%
                 ---------------------------------------------
                 American International Group, Inc.   3.16%
                 ---------------------------------------------
                 Procter & Gamble Co. (The)           2.98%
                 ---------------------------------------------
                 Kraft Foods, Inc.--Class A           2.45%
                 ---------------------------------------------
                 Sun Microsystems, Inc.               2.44%
                 ---------------------------------------------
                 Abbott Laboratories                  2.09%
                 ---------------------------------------------
                 CVS Caremark Corp.                   2.00%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                LORD, ABBETT & CO. LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                Lord Abbett Growth
               and Income Portfolio          S&P 500(R) Index
               --------------------          ----------------
12/31/1996          $10,000                      $10,000
12/31/1997           12,400                       13,336
12/31/1998           14,065                       17,147
12/31/1999           16,395                       20,754
12/31/2000           18,802                       18,862
12/31/2001           17,717                       16,619
12/31/2002           14,537                       12,946
12/31/2003           19,052                       16,662
12/31/2004           21,516                       18,473
12/31/2005           22,310                       19,380
12/31/2006           26,329                       22,443
 6/30/2007           27,822                       24,005




    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  18.14% 12.06% 11.12%  9.08%    12.33%
    Class B             17.80% 11.78% 10.83%     --     8.38%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 20.59% 11.68% 10.71%  7.13%    11.05%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,056.70       $2.60
  Hypothetical (5% return before expenses)     1,000.00      1,022.27        2.56
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,054.90       $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.51% and 0.76% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.5%
        AEROSPACE & DEFENSE - 1.9%
        Boeing Co. (The).....................    182,600 $    17,558,816
        Northrop Grumman Corp................      6,934         539,951
        Raytheon Co..........................    739,446      39,848,745
        Rockwell Collins, Inc................    309,377      21,854,391
                                                         ---------------
                                                              79,801,903
                                                         ---------------
        AIR FREIGHT & LOGISTICS - 0.1%
        United Parcel Service, Inc. - Class B     68,500       5,000,500
                                                         ---------------
        AUTO COMPONENTS - 0.1%
        Goodyear Tire & Rubber Co. (The)*....    138,860       4,826,774
                                                         ---------------
        AUTOMOBILES - 1.0%
        Hertz Global Holdings, Inc.*(a)......  1,498,334      39,810,734
                                                         ---------------
        BANKS - 4.0%
        Bank of New York Co., Inc............  1,633,772      67,703,512
        Fifth Third Bancorp(a)...............    341,900      13,597,363
        Marshall & Ilsley Corp.(a)...........    436,020      20,767,632
        PNC Financial Services Group, Inc....     90,100       6,451,063
        Regions Financial Corp...............    517,490      17,128,919
        SunTrust Banks, Inc..................    205,330      17,604,994
        Wells Fargo & Co.....................    701,800      24,682,306
                                                         ---------------
                                                             167,935,789
                                                         ---------------
        BEVERAGES - 5.3%
        Anheuser-Busch Cos., Inc.............  1,127,385      58,804,401
        Coca-Cola Co.........................  1,467,428      76,761,159
        Coca-Cola Enterprises, Inc.(a).......  2,617,652      62,823,648
        Diageo Plc (ADR).....................    323,923      26,986,025
                                                         ---------------
                                                             225,375,233
                                                         ---------------
        CHEMICALS - 1.8%
        Monsanto Co..........................    698,470      47,174,664
        Praxair, Inc.(a).....................    365,974      26,346,468
                                                         ---------------
                                                              73,521,132
                                                         ---------------
        COMMERCIAL SERVICES & SUPPLIES - 0.9%
        Automatic Data Processing, Inc.......    423,498      20,526,948
        Waste Management, Inc................    480,116      18,748,530
                                                         ---------------
                                                              39,275,478
                                                         ---------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        Juniper Networks, Inc.*..............    468,900      11,802,213
        Motorola, Inc........................     14,600         258,420
        QUALCOMM, Inc........................    726,900      31,540,191
                                                         ---------------
                                                              43,600,824
                                                         ---------------
        COMPUTERS & PERIPHERALS - 4.8%
        Hewlett-Packard Co...................  1,320,800      58,934,096
        International Business Machines
          Corp.(a)...........................    279,020      29,366,855
        Network Appliance, Inc.*.............    401,100      11,712,120
        Sun Microsystems, Inc.*.............. 19,560,031     102,885,763
                                                         ---------------
                                                             202,898,834
                                                         ---------------

          ------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          ------------------------------------------------------------

          ELECTRIC UTILITIES - 4.4%
          Dominion Resources, Inc...........   422,825 $    36,494,026
          FPL Group, Inc....................   633,190      35,927,201
          PG&E Corp.(a)..................... 1,160,901      52,588,815
          PPL Corp.(a)......................   865,774      40,509,565
          Progress Energy, Inc..............   467,947      21,333,704
                                                       ---------------
                                                           186,853,311
                                                       ---------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
          Emerson Electric Co............... 1,066,366      49,905,929
                                                       ---------------
          ENERGY EQUIPMENT & SERVICES - 1.0%
          Schlumberger, Ltd.(a).............   495,479      42,085,986
                                                       ---------------
          FINANCIAL - DIVERSIFIED - 9.2%
          Charles Schwab Corp. (The)........   576,900      11,837,988
          Citigroup, Inc.................... 3,419,389     175,380,462
          Fannie Mae........................ 1,116,526      72,942,643
          Freddie Mac.......................    15,600         946,920
          JPMorgan Chase & Co............... 1,377,151      66,722,966
          Mellon Financial Corp............. 1,126,833      49,580,652
          Morgan Stanley....................   108,500       9,100,980
                                                       ---------------
                                                           386,512,611
                                                       ---------------
          FOOD & DRUG RETAILING - 3.5%
          Kraft Foods, Inc. - Class A....... 2,937,861     103,559,600
          SUPERVALU, Inc....................   914,108      42,341,483
                                                       ---------------
                                                           145,901,083
                                                       ---------------
          FOOD PRODUCTS - 0.2%
          Wm. Wrigley Jr. Co.(a)............   128,600       7,112,866
                                                       ---------------
          FOOD RETAILERS - 1.8%
          Kroger Co. (The).................. 2,753,853      77,465,885
                                                       ---------------
          GAS UTILITIES - 0.5%
          Spectra Energy Corp...............   812,100      21,082,116
                                                       ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
          Baxter International, Inc......... 1,044,091      58,824,087
          Boston Scientific Corp.*.......... 3,620,136      55,532,886
          Johnson & Johnson.................     5,500         338,910
                                                       ---------------
                                                           114,695,883
                                                       ---------------
          HEALTH CARE PROVIDERS & SERVICES - 0.4%
          WellPoint, Inc.*(a)...............   208,045      16,608,232
                                                       ---------------
          HOUSEHOLD PRODUCTS - 3.5%
          Kimberly-Clark Corp...............   313,411      20,964,062
          Procter & Gamble Co. (The)........ 2,054,947     125,742,207
                                                       ---------------
                                                           146,706,269
                                                       ---------------
          INDUSTRIAL - DIVERSIFIED - 3.5%
          General Electric Co............... 3,875,915     148,370,026
                                                       ---------------
          INSURANCE - 4.5%
          ACE, Ltd..........................    13,900         869,028
          Allstate Corp. (The)..............    15,100         928,801
          American International Group, Inc. 1,906,882     133,538,947
          Aon Corp.(a)......................   980,500      41,779,105

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -----------------------------------------------------------------

         INSURANCE - CONTINUED
         MBIA, Inc.(a).......................   234,741 $    14,605,585
                                                        ---------------
                                                            191,721,466
                                                        ---------------
         INTERNET SOFTWARE & SERVICES - 1.9%
         IAC/InterActiveCorp.*(a)............ 1,887,246      65,317,584
         Yahoo!, Inc.*.......................   594,304      16,123,468
                                                        ---------------
                                                             81,441,052
                                                        ---------------
         MACHINERY - 0.7%
         Caterpillar, Inc....................   236,930      18,551,619
         Deere & Co..........................     5,800         700,292
         Eaton Corp..........................   128,133      11,916,369
                                                        ---------------
                                                             31,168,280
                                                        ---------------
         MEDIA - 1.5%
         Idearc, Inc.(a).....................       667          23,565
         News Corp. - Class B(a)............. 1,206,315      27,672,866
         Time Warner, Inc.................... 1,755,916      36,944,473
                                                        ---------------
                                                             64,640,904
                                                        ---------------
         METALS & MINING - 2.9%
         Barrick Gold Corp................... 1,733,742      50,399,880
         BHP Billiton, Ltd. (ADR)(a).........   234,000      13,981,500
         Freeport-McMoRan Copper & Gold,
           Inc. - Class B(a).................   685,416      56,766,153
                                                        ---------------
                                                            121,147,533
                                                        ---------------
         OIL & GAS - 7.4%
         Devon Energy Corp...................   276,900      21,678,501
         EOG Resources, Inc..................   125,205       9,147,477
         Exxon Mobil Corp.................... 2,679,500     224,756,460
         Occidental Petroleum Corp...........   378,000      21,878,640
         Smith International, Inc.(a)........   585,300      34,321,992
                                                        ---------------
                                                            311,783,070
                                                        ---------------
         PAPER & FOREST PRODUCTS - 1.1%
         International Paper Co.(a).......... 1,189,525      46,450,951
                                                        ---------------
         PHARMACEUTICALS - 9.7%
         Abbott Laboratories................. 1,644,100      88,041,555
         Bristol-Myers Squibb Co............. 1,692,056      53,401,287
         Eli Lilly & Co......................   497,900      27,822,652
         Novartis AG (ADR)...................   769,829      43,164,312
         Pfizer, Inc.........................    24,200         618,794
         Sanofi-Aventis (ADR)................ 1,114,617      44,885,627
         Teva Pharmaceutical Industries, Ltd.
           (ADR)............................. 1,847,596      76,213,335
         Wyeth............................... 1,319,991      75,688,284
                                                        ---------------
                                                            409,835,846
                                                        ---------------

       --------------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       --------------------------------------------------------------------

       RETAIL - MULTILINE - 4.4%
       Costco Wholesale Corp.(a)..............   172,318 $    10,084,049
       CVS Caremark Corp...................... 2,310,726      84,225,963
       Macy's, Inc............................   393,532      15,654,703
       Wal-Mart Stores, Inc................... 1,548,300      74,488,713
                                                         ---------------
                                                             184,453,428
                                                         ---------------

       RETAIL - SPECIALTY - 0.7%
       J Crew Group, Inc.*(a).................   577,530      31,238,598
                                                         ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.9%
       Altera Corp.(a)........................   887,100      19,631,523
       Microchip Technology, Inc.(a)..........   736,978      27,297,665
       NVIDIA Corp.*..........................   220,300       9,100,593
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)........................... 1,861,348      20,716,803
       Texas Instruments, Inc................. 1,249,779      47,029,184
                                                         ---------------
                                                             123,775,768
                                                         ---------------
       SOFTWARE - 1.9%
       Microsoft Corp......................... 1,546,700      45,581,249
       Oracle Corp.*.......................... 1,672,100      32,957,091
                                                         ---------------
                                                              78,538,340
                                                         ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 5.1%
       AT&T, Inc.............................. 3,977,955     165,085,133
       Corning, Inc.*......................... 1,251,200      31,968,160
       Embarq Corp.(a)........................       575          36,438
       Sprint Nextel Corp.....................    11,500         238,165
       Verizon Communications, Inc............   441,190      18,163,792
                                                         ---------------
                                                             215,491,688
                                                         ---------------
       Total Common Stocks
       (Cost $3,544,299,305)                               4,117,034,322
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                SHARES/PAR      VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ESCROWED SHARES - 0.0%
      ESC Seagate Technology(b)
      (Cost - $0)                                  10,300 $            10
                                                          ---------------
      SHORT-TERM INVESTMENT - 2.4%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated
        06/29/07 at 3.400% to be repurchased
        at $73,550,856 on 07/02/07
        collateralized by $75,970,000 FHLB at
        4.375% due 09/17/10 with a value of
        $75,000,623.......................... $73,530,022      73,530,022
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated
        06/29/07 at 3.400% to be repurchased
        at $25,969,334 on 07/02/07
        collateralized by $28,285,000 FNMA at
        4.375% due 10/15/15 with a value of
        $26,481,831..........................  25,961,978      25,961,978
                                                          ---------------
                                                               99,492,000
                                                          ---------------
      Total Short-Term Investment
      (Cost - $99,492,000)                     99,492,000      99,492,000
                                                          ---------------

      TOTAL INVESTMENTS - 99.9%
      (Cost $3,643,791,305)                                 4,216,526,332
                                                          ---------------

      Other Assets and Liabilities (net) - 0.1%                 5,020,955
                                                          ---------------

      TOTAL NET ASSETS - 100.0%                           $ 4,221,547,287
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $217,414,777 and the collateral received consisted of cash in the amount of $205,246,137 and securities in the amount of $17,160,424.

(b) Illiquid securities representing 0.0% of net assets.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LORD ABBETT GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                                 $4,117,034,332
   Repurchase Agreement                                                                99,492,000
   Cash                                                                                     4,869
   Collateral for securities on loan                                                  222,406,561
   Receivable for investments sold                                                     26,097,349
   Receivable for Trust shares sold                                                     2,226,856
   Dividends receivable                                                                 6,181,253
   Interest receivable                                                                      9,397
                                                                                   --------------
     Total assets                                                                   4,473,452,617
                                                                                   --------------
LIABILITIES
   Payables for:
     Investments purchased                                                             24,958,342
     Trust shares redeemed                                                              2,034,239
     Distribution and services fees - Class B                                             353,178
     Collateral for securities on loan                                                222,406,561
     Investment advisory fee payable (Note 3)                                           1,695,010
     Administration fee payable                                                            43,888
     Custodian and accounting fees payable                                                107,344
   Accrued expenses                                                                       306,768
                                                                                   --------------
     Total liabilities                                                                251,905,330
                                                                                   --------------
NET ASSETS                                                                         $4,221,547,287
                                                                                   ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                 $3,414,792,389
   Accumulated net realized gain                                                      203,115,105
   Unrealized appreciation on investments                                             572,735,027
   Undistributed net investment income                                                 30,904,766
                                                                                   --------------
     Total                                                                         $4,221,547,287
                                                                                   ==============
NET ASSETS
   Class A                                                                         $2,519,834,663
                                                                                   ==============
   Class B                                                                          1,701,712,624
                                                                                   ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                             85,869,290
                                                                                   ==============
   Class B                                                                             58,311,321
                                                                                   ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                         $        29.35
                                                                                   ==============
   Class B                                                                                  29.18
                                                                                   ==============

-------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                             $3,544,299,305

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LORD ABBETT GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 40,331,208
   Interest (2)                                                              2,135,497
                                                                          ------------
       Total investment income                                              42,466,705
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          9,551,219
   Administration fees                                                         136,838
   Custody and accounting fees                                                 116,380
   Distribution fee - Class B                                                2,012,883
   Transfer agent fees                                                          11,442
   Audit                                                                        11,992
   Legal                                                                         7,779
   Trustee fees and expenses                                                     7,962
   Shareholder reporting                                                       181,126
   Insurance                                                                    28,916
   Other                                                                         2,532
                                                                          ------------
       Total expenses                                                       12,069,069
       Less broker commission recapture                                       (175,344)
                                                                          ------------
   Net expenses                                                             11,893,725
                                                                          ------------
   Net investment income                                                    30,572,980
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
   Net realized gain on:
       Investments                                                         228,293,489
       Futures contracts                                                       188,352
                                                                          ------------
   Net realized gain on investments and futures contracts                  228,481,841
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (47,938,020)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (47,938,020)
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       futures contracts                                                   180,543,821
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $211,116,801
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $    654,429
(2)Interest income includes securities lending income of:                      165,162

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LORD ABBETT GROWTH AND INCOME PORTFOLIO
                                                                                    Period Ended     Year Ended
                                                                                    June 30, 2007   December 31,
                                                                                     (Unaudited)        2006
                                                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                           $   30,572,980  $   53,166,816
   Net realized gain on investments and futures contracts                             228,481,841     208,968,321
   Net change in unrealized appreciation (depreciation) on investments                (47,938,020)    305,297,425
                                                                                   --------------  --------------
   Net increase in net assets resulting from operations                               211,116,801     567,432,562
                                                                                   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                          (23,281,248)    (39,462,221)
     Class B                                                                          (13,684,829)    (18,016,232)
   From net realized gains
     Class A                                                                         (100,717,645)   (173,559,959)
     Class B                                                                          (70,318,294)    (95,632,060)
                                                                                   --------------  --------------
   Net decrease in net assets resulting from distributions                           (208,002,016)   (326,670,472)
                                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                          351,782,375     347,527,465
     Class B                                                                          171,301,904     369,741,915
   Net asset value of shares issued through acquisition
     Class A                                                                                   --              --
     Class B                                                                                   --      27,312,987
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                          123,998,893     213,022,180
     Class B                                                                           84,003,123     113,648,292
   Cost of shares repurchased
     Class A                                                                         (129,400,694)   (506,219,557)
     Class B                                                                         (151,862,236)   (153,391,225)
                                                                                   --------------  --------------
   Net increase in net assets from capital share transactions                         449,823,365     411,642,057
                                                                                   --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                          452,938,150     652,404,147
   Net assets at beginning of period                                                3,768,609,137   3,116,204,990
                                                                                   --------------  --------------
   Net assets at end of period                                                     $4,221,547,287  $3,768,609,137
                                                                                   ==============  ==============
   Net assets at end of period includes undistributed net investment income        $   30,904,766  $   37,297,863
                                                                                   ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LORD ABBETT GROWTH AND INCOME PORTFOLIO                                ---------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007  ------------
                                                                        (UNAUDITED)       2006
                                                                       -------------- --------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $  29.36    $  27.59
                                                                          --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.24(a)     0.46(a)
Net Realized/Unrealized Gain (Loss) on Investments....................        1.40        4.22
                                                                          --------    --------
Total from Investment Operations......................................        1.64        4.68
                                                                          --------    --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       (0.31)      (0.54)
Distributions from Net Realized Capital Gains.........................       (1.34)      (2.37)
                                                                          --------    --------
Total Distributions...................................................       (1.65)      (2.91)
                                                                          --------    --------
NET ASSET VALUE, END OF PERIOD........................................    $  29.35    $  29.36
                                                                          ========    ========
TOTAL RETURN                                                                  5.67%      18.03%
Ratio of Expenses to Average Net Assets**.............................        0.51%*      0.54%
Ratio of Expenses to Average Net Assets After Broker Rebates**........         N/A         N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.52%*      0.54%
Ratio of Net Investment Income to Average Net Assets..................        1.67%*      1.64%
Portfolio Turnover Rate...............................................        42.7%       50.2%
Net Assets, End of Period (in millions)...............................    $2,519.8    $2,172.1


                                                                       ---------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007  ------------
                                                                        (UNAUDITED)       2006
                                                                       -------------- --------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $  29.20    $  27.43
                                                                          --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................        0.21(a)     0.39 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................        1.37        4.20
                                                                          --------    --------
Total from Investment Operations......................................        1.58        4.59
                                                                          --------    --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       (0.26)      (0.45)
Distributions from Net Realized Capital Gains.........................       (1.34)      (2.37)
                                                                          --------    --------
Total Distributions...................................................       (1.60)      (2.82)
                                                                          --------    --------
NET ASSET VALUE, END OF PERIOD........................................    $  29.18    $  29.20
                                                                          ========    ========
TOTAL RETURN                                                                  5.49%      17.78%
Ratio of Expenses to Average Net Assets**.............................        0.76%*      0.79%
Ratio of Expenses to Average Net Assets After Broker Rebates**........         N/A         N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................        0.77%*      0.79%
Ratio of Net Investment Income to Average Net Assets..................        1.43%*      1.40%
Portfolio Turnover Rate...............................................        42.7%       50.2%
Net Assets, End of Period (in millions)...............................    $1,701.7    $1,596.5

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                               CLASS A
LORD ABBETT GROWTH AND INCOME PORTFOLIO                                -----------------------------------------------

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                           2005         2004         2003        2002
                                                                       --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  27.44     $  24.41     $  18.86     $ 25.05
                                                                       --------     --------     --------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.40 (a)     0.33 (a)     0.23 (a)    0.21 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     0.61         2.82         5.56       (4.67)
                                                                       --------     --------     --------     -------
Total from Investment Operations......................................     1.01         3.15         5.79       (4.46)
                                                                       --------     --------     --------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.31)       (0.12)       (0.24)      (0.21)
Distributions from Net Realized Capital Gains.........................    (0.55)          --           --       (1.52)
                                                                       --------     --------     --------     -------
Total Distributions...................................................    (0.86)       (0.12)       (0.24)      (1.73)
                                                                       --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  27.59     $  27.44     $  24.41     $ 18.86
                                                                       ========     ========     ========     =======
TOTAL RETURN                                                               3.68%       12.92%       31.06%     (17.95)%
Ratio of Expenses to Average Net Assets**.............................     0.53%        0.57%        0.62%       0.65 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A          N/A         0.61%       0.63 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.55%(b)     0.56%(b)     0.62%(b)    0.67 %
Ratio of Net Investment Income to Average Net Assets..................     1.46%        1.30%        1.13%       0.94 %
Portfolio Turnover Rate...............................................     45.9%        29.7%        37.0%       55.4 %
Net Assets, End of Period (in millions)............................... $1,985.7     $1,867.5     $1,167.7      $890.2

                                                                               CLASS B
                                                                       -----------------------------------------------

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                           2005         2004         2003        2002
                                                                       --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  27.27     $  24.29     $  18.78     $ 25.01
                                                                       --------     --------     --------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.33 (a)     0.27 (a)     0.18 (a)    0.17 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     0.61         2.80         5.54       (4.67)
                                                                       --------     --------     --------     -------
Total from Investment Operations......................................     0.94         3.07         5.72       (4.50)
                                                                       --------     --------     --------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.23)       (0.09)       (0.21)      (0.21)
Distributions from Net Realized Capital Gains.........................    (0.55)          --           --       (1.52)
                                                                       --------     --------     --------     -------
Total Distributions...................................................    (0.78)       (0.09)       (0.21)      (1.73)
                                                                       --------     --------     --------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  27.43     $  27.27     $  24.29     $ 18.78
                                                                       ========     ========     ========     =======
TOTAL RETURN                                                               3.39%       12.65%       30.73%     (18.12)%
Ratio of Expenses to Average Net Assets**.............................     0.78%        0.82%        0.86%       0.90 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A          N/A         0.86%       0.88 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.80%(b)     0.80%(b)     0.86%(b)    0.93 %
Ratio of Net Investment Income to Average Net Assets..................     1.21%        1.08%        0.87%       0.78 %
Portfolio Turnover Rate...............................................     45.9%        29.7%        37.0%       55.4 %
Net Assets, End of Period (in millions)............................... $1,130.5     $1,282.3     $1,081.0      $337.3

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Lord Abbett Growth and Income Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring   Expiring    Expiring
Portfolio                                  Total    12/31/2008 12/31/2009  12/31/2010
---------                               ----------- ---------- ----------- ----------

Lord Abbett Growth and Income Portfolio $46,237,772 $8,374,531 $28,690,142 $9,173,099

Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th, 2003 which are subject to an annual limitation of $5,221,647.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                        for the period ended
Portfolio                                  June 30, 2007     % per annum     Average Daily Assets
---------                               -------------------- ----------- ----------------------------

Lord Abbett Growth and Income Portfolio      $9,551,219         0.60%    First $600 Million

                                                                0.55%    $600 Million to $1.1 Billion

                                                                0.50%    $1.1 Billion to $1.5 Billion

                                                                0.45%    Over $1.5 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                         Shares Issued                  Net
                                                      Shares Issued in      Through                  Increase
                              Beginning    Shares     Connection with      Dividend      Shares      in Shares    Ending
                               Shares       Sold    Acquisition (Note 8) Reinvestment  Repurchased  Outstanding   Shares
-                             ---------- ---------- -------------------- ------------- -----------  ----------- ----------

Lord Abbett Growth and Income
  Portfolio

 Class A

 06/30/2007                   73,977,334 11,991,531             --         4,295,078    (4,394,653) 11,891,956  85,869,290
 12/31/2006                   71,979,223 12,455,155             --         7,975,372   (18,432,416)  1,998,111  73,977,334

 Class B

 06/30/2007                   54,680,361  5,905,198             --         2,924,900    (5,199,138)  3,630,960  58,311,321
 12/31/2006                   41,220,010 13,717,465      1,016,486         4,270,886    (5,544,486) 13,460,351  54,680,361

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                   Purchase                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

Lord Abbett Growth and Income Portfolio       $--       $1,839,934,160       $--       $1,632,252,988

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal        Gross        Gross
                                          Income Tax    Unrealized   Unrealized   Net Unrealized
Portfolio                                    Cost      Appreciation Depreciation   Appreciation
---------                               -------------- ------------ ------------  --------------

Lord Abbett Growth and Income Portfolio $3,643,791,305 $600,248,244 $(27,513,217)  $572,735,027

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

       Lord Abbett Growth and Income Portfolio $217,414,777 $222,406,561

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                            Ordinary Income      Long-Term Capital Gain           Total
                                        ----------------------- ------------------------ ------------------------
                                           2006        2005         2006        2005         2006        2005
                                        ----------- ----------- ------------ ----------- ------------ -----------

Lord Abbett Growth and Income Portfolio $59,808,462 $30,923,009 $266,862,010 $60,761,684 $326,670,472 $91,684,693

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals       Total
                                        ------------- ------------- ------------ ------------------ ------------

Lord Abbett Growth and Income Portfolio  $39,089,371  $168,912,490  $616,524,840    $(20,886,588)   $803,640,113

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all of the net assets of Federated Stock Portfolio, a series of The Travelers Series Trust ("Federated Stock"), pursuant to a plan of reorganization approved by Federated Stock shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 1,016,486 Class B shares of Growth and Income (valued at $27.3 million) in exchange for the 1,773,115 Class A shares of Federated Stock outstanding on April 28, 2006. Federated Stock Class A net assets at that date ($27.3 million), including $2,884,780 of unrealized appreciation were combined with those of Growth and Income Class B. The cost of securities acquired in the tax-free exchange by Growth and Income from Federated Stock was $24,155,155. The aggregate Class B net assets of Growth and Income and Class A of Federated Stock immediately before the acquisition were $1,196,462,432 and $27,312,987, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $1,223,775,419.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                              Lord Abbett Mid-Cap
                                Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

Supported by above-trend earnings growth and a dwindling supply of shares outstanding, equities returned approximately 7% (on a total return basis) in the six-month period ended June 30, 2007. Though the path higher had its dips and turns, both the Dow Jones Industrial Average/(1) /and S&P 500(R) Index/(2)/ reached record levels, with the latter finally cresting (albeit for only a brief period) its prior high established seven years ago. A bevy of mergers and acquisitions, private equity deals, and share buybacks cumulatively left investors with fewer shares of public companies to own.

The industrial sector of the economy looked stronger in the period. With the supply of inventories low and foreign demand robust, manufacturing activity began to accelerate. The Institute for Supply Management's (ISM) survey of the manufacturing sector, for instance, jumped 4.1 points between March and May. In response, year-ahead forward rates on three-month deposits rose, and the yield on the 10-year Treasury bond climbed lockstep. By early June, the rise in the 10-year Treasury bond yield eclipsed that of short-term rates, which triggered a period of consolidation in the equity markets. Though the semiannual period ended June 30, 2007 finished on a down-note, the gains returned during the full period were still quite strong.

Returns in the equity market were broad; however, companies with mid to small capitalizations outperformed large to mega capitalizations. In fact, shares of growth-oriented small and mid cap companies led all other styles of investing. The relative strength of small and mid caps reflected the large number of private equity deals (reportedly worth more than $300 billion) announced between January and June 2007. With the performance of large cap companies trailing those of their smaller peers, the valuation gap (the difference between the prices that investors are willing to pay for the earnings of the companies in each index) widened. At the close of June, the price-to-earnings ratio (P/E) of the S&P 100(R) Index/(3)/ was about 25% less than the P/E of the small and mid cap indexes. Finally, unlike in the small and mid cap categories, value continued its dominance over growth in the large cap space.

PORTFOLIO REVIEW

For the six-month period ended June 30, 2007, the Portfolio outperformed the Russell Midcap(R) Index/(4)/. The Portfolio's underweight within the financial services sector was the largest contributor to performance during the period as this sector was negatively impacted by the fallout from a troubled sub-prime mortgage market. The largest contributor to performance overall was Mosaic, the world's largest phosphate producer, which benefited from higher demand and improved pricing for fertilizer. The company also prepaid a portion of its outstanding loans in an effort to reduce overall debt and improve the strength of its balance sheet. King Pharmaceuticals, a healthcare holding, was another significant performer. The company's stock price rose as it surprised the Street by announcing higher than expected earnings for the fourth quarter of 2006, and again for the first quarter of 2007.

The largest detractor from performance was stock selection within the consumer discretionary sector. Shares of OfficeMax fell after the company announced disappointing first quarter results, driven mainly by profit deterioration in its contract segment. Another significant detractor was JDS Uniphase, a communications equipment supplier. Shares fell sharply after the company announced a loss for the fiscal third quarter and lower guidance for the fourth quarter. Another significant detractor during the first half of 2007 was NiSource, an energy holding company. Shares slid after management announced that it would not be pursuing the sale of its electric business as many analysts had hoped it would.

OUTLOOK

Returns in the stock market have been strong for the past four years, particularly in mid cap stocks. Valuations have compressed across the capitalization spectrum, but they do not appear to be stretched. Profitability at many companies is at peak levels and we are clearly in the later stages of expansion. The recent financial turmoil and housing market pressure may slow economic growth and perhaps impinge profitability going forward.

We will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability. We maintain our overweight position in telecommunications, believing the companies will benefit from reduced costs and expanded services, including television and high speed internet. Telecommunications equipment suppliers also remain an area of focus for us, as we expect them to improve profitability as telephone companies and cable companies extend their networks. Recently we have increased our exposure to more traditionally defensive companies by adding names within the consumer staples and health care sectors.

We have maintained an underweight position in financial services for a number of years. With the exception of insurance-related holdings, we have not seen the combination of valuation and the potential for improving profitability that would make the companies attractive to us. As a result, we have no exposure to banks or sub-prime mortgage lenders, and have a significant relative underweight position in REIT securities. However, the sub-prime mortgage implosion, a growing fear of credit deterioration, and general uncertainty over the direction of future fed policy may create the opportunity for future investment.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

NOTE: THE VIEWS OF LORD, ABBETT & CO. LLC AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF JUNE 30, 2007; VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. THE PORTFOLIO IS NOT INSURED BY THE FDIC, IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, BANKS, AND IS SUBJECT TO INVESTMENT RISKS INCLUDING LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE PORTFOLIO, SEE THE PORTFOLIO'S PROSPECTUS.
--------
/1/Dow Jones Industrial Average (DJIA): The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes the reinvestment of dividends and capital gains.

/2/S&P 500 Index: Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

/3/S&P 100 Index: The Standard & Poor's 100 Stock Index known by its ticker symbol OEX, measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

/4/Russell Midcap(R) Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

Indexes are unmanaged, do not reflect the deduction of fees and expenses, and are not available for direct investment.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde, Partner and Investment Manager, leads the team. The other senior members are Eileen Banko, Howard E. Hansen, and David G. Builder. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Portfolio.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.29%
              ---------------------------------------------------
              R.H. Donnelley Corp.                       2.94%
              ---------------------------------------------------
              McAfee, Inc.                               2.61%
              ---------------------------------------------------
              King Pharmaceuticals, Inc.                 2.55%
              ---------------------------------------------------
              Interpublic Group of Cos., Inc.            2.50%
              ---------------------------------------------------
              R. R. Donnelley & Sons Co.                 2.29%
              ---------------------------------------------------
              Embarq Corp.                               2.28%
              ---------------------------------------------------
              Avaya, Inc.                                2.17%
              ---------------------------------------------------
              EOG Resources, Inc.                        2.16%
              ---------------------------------------------------
              Mylan Laboratories, Inc.                   2.09%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Communications                  25.3%
Non-Cyclical                    16.2%
Industrials                     11.5%
Cyclical                        10.0%
Basic Materials                 10.0%
Utilities                        8.9%
Financials                       8.0%
Energy                           6.7%
Technology                       3.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
   LORD, ABBETT & CO. LLC VS. S&P MIDCAP(R) 400/CITIGROUP VALUE INDEX/1/ AND
                          RUSSELL MIDCAP(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                Lord Abbett Mid-       S&P MidCap(R) 400/           Russell
              Cap Value Portfolio    Citigroup Value Index      Midcap(R) Index
              -------------------    ---------------------      ---------------
 8/20/1997         $10,000                 $10,000                 $10,000
12/31/1997          10,490                  11,191                  10,678
12/31/1998          10,606                  11,606                  11,757
12/31/1999          11,211                  11,301                  13,902
12/31/2000          17,139                  13,506                  15,049
12/31/2001          18,527                  13,699                  14,203
12/31/2002          16,802                  12,407                  11,904
12/31/2003          21,196                  16,601                  16,675
12/31/2004          26,458                  19,453                  20,046
12/31/2005          28,649                  21,548                  22,583
12/31/2006          32,229                  24,698                  26,028
 6/30/2007          35,935                  27,262                  28,605




    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/07)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A   24.44% 15.63% 14.24%      13.85%
             Class B           24.10% 15.34% 13.94%      12.86%
    ------------------------------------------------------------------
    S&P MidCap(R) 400/
- - Citigroup Value Index/1/   18.39% 15.61% 14.22%      10.64%
    ------------------------------------------------------------------
--  Russell Midcap(R) Index/2/ 20.83% 17.16% 16.39%      11.07%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P MidCap(R) 400/Citigroup Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. The Indices do not include fees or expenses and are not available for direct investment.

/2/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap(R) Index returns are based on an inception date of 8/20/97. The S&P MidCap(R) 400/Citigroup Value Index returns are based on an inception date of 8/1/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,115.00       $3.72
  Hypothetical (5% return before expenses)     1,000.00      1,021.27        3.56
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,113.40       $5.03
  Hypothetical (5% return before expenses)     1,000.00      1,020.03        4.81
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    COMMON STOCKS - 95.8%
    AUTO COMPONENTS - 0.5%
    ArvinMeritor, Inc.(a).............................  73,000 $   1,620,600
    Goodyear Tire & Rubber Co. (The)*(a)..............  42,800     1,487,728
                                                               -------------
                                                                   3,108,328
                                                               -------------
    BEVERAGES - 1.9%
    Coca-Cola Enterprises, Inc........................ 470,196    11,284,704
                                                               -------------
    CHEMICALS - 6.7%
    Chemtura Corp..................................... 689,056     7,655,412
    Eastman Chemical Co............................... 169,508    10,904,450
    Monsanto Co.......................................  99,890     6,746,571
    Mosaic Co.*....................................... 308,527    12,038,723
    Potash Corp. of Saskatchewan, Inc.................  25,375     1,978,489
                                                               -------------
                                                                  39,323,645
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 6.6%
    Allied Waste Industries, Inc.*(a)................. 475,136     6,395,330
    Arbitron, Inc.....................................  34,883     1,797,521
    R. R. Donnelley & Sons Co......................... 309,635    13,472,219
    R.H. Donnelley Corp.*(a).......................... 228,301    17,300,650
                                                               -------------
                                                                  38,965,720
                                                               -------------
    COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
    Avaya, Inc.*...................................... 757,593    12,757,866
    Tellabs, Inc.*.................................... 970,598    10,443,635
                                                               -------------
                                                                  23,201,501
                                                               -------------
    CONTAINERS & PACKAGING - 3.0%
    Ball Corp......................................... 212,522    11,299,795
    Pactiv Corp.*..................................... 203,071     6,475,934
                                                               -------------
                                                                  17,775,729
                                                               -------------
    ELECTRIC UTILITIES - 6.3%
    Ameren Corp....................................... 228,211    11,184,621
    CMS Energy Corp.(a)............................... 581,676    10,004,827
    Northeast Utilities............................... 406,958    11,541,329
    Puget Energy, Inc................................. 191,389     4,627,786
                                                               -------------
                                                                  37,358,563
                                                               -------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
    Hubbell, Inc. - Class B(a)........................ 190,610    10,334,874
                                                               -------------
    ENERGY EQUIPMENT & SERVICES - 1.8%
    GlobalSantaFe Corp.(a)............................ 143,489    10,367,080
                                                               -------------
    FOOD & DRUG RETAILING - 1.2%
    Safeway, Inc...................................... 216,610     7,371,238
                                                               -------------
    FOOD PRODUCTS - 1.0%
    Smithfield Foods, Inc.*........................... 190,446     5,863,832
                                                               -------------
    FOOD RETAILERS - 1.3%
    Kroger Co. (The).................................. 262,911     7,395,687
                                                               -------------
    HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
    Bausch & Lomb, Inc.(a)............................ 117,900     8,186,976
                                                               -------------

    ------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    HEALTH CARE PROVIDERS & SERVICES - 1.5%
    Aetna, Inc........................................  85,081 $   4,203,001
    Healthsouth Corp.*(a)............................. 245,782     4,451,112
                                                               -------------
                                                                   8,654,113
                                                               -------------
    HOTELS, RESTAURANTS & LEISURE - 0.9%

            Brinker International, Inc.........   187,322  5,482,915
                                                          ----------
            HOUSEHOLD DURABLES - 2.5%
            Newell Rubbermaid, Inc.............   228,873  6,735,732
            Snap-On, Inc.......................   153,802  7,768,539
                                                          ----------
                                                          14,504,271
                                                          ----------
            INDUSTRIAL - DIVERSIFIED - 1.1%
            KBR, Inc.*.........................   236,611  6,206,307
                                                          ----------
            INSURANCE - 6.9%
            ACE, Ltd...........................    90,688  5,669,814
            Conseco, Inc.*.....................   350,840  7,329,047
            Everest Reinsurance Group, Ltd.....     7,492    813,931
            Genworth Financial, Inc. - Class A.    41,864  1,440,122
            PartnerRe, Ltd.(a).................   133,570 10,351,675
            SAFECO Corp........................    75,161  4,679,524
            XL Capital, Ltd. - Class A(a)......   125,325 10,563,644
                                                          ----------
                                                          40,847,757
                                                          ----------
            INTERNET SOFTWARE & SERVICES - 2.8%
            McAfee, Inc.*......................   436,351 15,359,555
            Openwave Systems, Inc.(a)..........   165,148  1,033,827
                                                          ----------
                                                          16,393,382
                                                          ----------
            MACHINERY - 2.8%
            Cummins, Inc.......................    62,255  6,300,829
            Joy Global, Inc....................     1,274     74,312
            Pentair, Inc.(a)...................    22,900    883,253
            Timken Co. (The)...................   263,735  9,523,471
                                                          ----------
                                                          16,781,865
                                                          ----------
            MEDIA - 3.6%
            Clear Channel Communications, Inc..   164,854  6,234,778
            Interpublic Group of Cos., Inc.*(a) 1,291,680 14,725,152
                                                          ----------
                                                          20,959,930
                                                          ----------
            OIL & GAS - 6.9%
            EOG Resources, Inc.................   174,338 12,737,134
            Halliburton Co.....................   300,829 10,378,601
            NiSource, Inc.(a)..................   534,899 11,077,758
            Range Resources Corp.(a)...........   115,264  4,312,026
            Southwest Gas Corp.(a).............    59,896  2,025,084
                                                          ----------
                                                          40,530,603
                                                          ----------
            PAPER & FOREST PRODUCTS - 2.9%
            Bowater, Inc.(a)...................   321,120  8,011,944
            MeadWestvaco Corp..................   251,566  8,885,311
                                                          ----------
                                                          16,897,255
                                                          ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                          SHARES     (NOTE 2)
          -----------------------------------------------------------

          PHARMACEUTICALS - 4.6%
          King Pharmaceuticals, Inc.*........   733,160 $  15,000,454
          Mylan Laboratories, Inc............   677,344    12,320,887
                                                        -------------
                                                           27,321,341
                                                        -------------
          REAL ESTATE - 0.7%
          Host Hotels & Resorts, Inc. (REIT).   181,934     4,206,314
                                                        -------------
          RETAIL - MULTILINE - 0.8%
          Macy's, Inc........................   124,789     4,964,106
                                                        -------------
          RETAIL - SPECIALTY - 3.3%
          Foot Locker, Inc...................   313,473     6,833,711
          Liz Claiborne, Inc.(a).............    42,300     1,577,790
          OfficeMax, Inc.(a).................   280,858    11,037,720
                                                        -------------
                                                           19,449,221
                                                        -------------
          SOFTWARE - 3.2%
          Cadence Design Systems, Inc.*......   541,115    11,882,886
          Sybase, Inc.*......................   299,780     7,161,744
                                                        -------------
                                                           19,044,630
                                                        -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 11.0%
          ADC Telecommunications, Inc.*(a)...   497,647     9,121,870
          CenturyTel, Inc....................   134,072     6,576,232
          Embarq Corp........................   211,550    13,405,923
          JDS Uniphase Corp.*(a).............   885,938    11,898,147
          Qwest Communications International,
            Inc.*(a)......................... 2,000,326    19,403,162
          Windstream Corp....................   297,900     4,397,004
                                                        -------------
                                                           64,802,338
                                                        -------------
          TRADING COMPANIES & DISTRIBUTORS - 2.9%
          Genuine Parts Co...................   203,661    10,101,586
          W.W. Grainger, Inc.................    72,603     6,755,709
                                                        -------------
                                                           16,857,295
                                                        -------------
          Total Common Stocks
          (Cost $489,504,492)                             564,441,520
                                                        -------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 4.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/29/07 at 3.400% to
        be repurchased at $27,051,662 on
        07/02/07 collateralized by $27,945,000
        FHLB at 4.375% due 09/17/10 with a
        value of $27,588,422.
        (Cost - $27,044,000)................... $27,044,000 $ 27,044,000
                                                            ------------

      TOTAL INVESTMENTS - 100.4%
      (Cost $516,548,492)                                    591,485,520

      Other Assets and Liabilities (net) - (0.4)%             (2,351,542)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $589,133,978
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $97,167,048 and the collateral received consisted of cash in the amount of $90,680,427 and securities in the amount of $9,065,500.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

LORD ABBETT MID-CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                    $564,441,520
   Repurchase Agreement                                 27,044,000
   Cash                                                        656
   Collateral for securities on loan                    99,745,927
   Receivable for investments sold                       3,093,877
   Receivable for Trust shares sold                        140,671
   Dividends receivable                                    961,744
   Interest receivable                                       5,108
                                                      ------------
      Total assets                                     695,433,503
                                                      ------------
LIABILITIES
   Payables for:
      Investments purchased                              5,351,573
      Trust shares redeemed                                644,907
      Distribution and services fees - Class B             102,542
      Collateral for securities on loan                 99,745,927
      Investment advisory fee payable (Note 3)             324,523
      Administration fee payable                             6,784
      Custodian and accounting fees payable                 60,872
   Accrued expenses                                         62,397
                                                      ------------
      Total liabilities                                106,299,525
                                                      ------------
NET ASSETS                                            $589,133,978
                                                      ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                    $496,217,096
   Accumulated net realized gain                        16,893,161
   Unrealized appreciation on investments               74,937,028
   Undistributed net investment income                   1,086,693
                                                      ------------
      Total                                           $589,133,978
                                                      ============
NET ASSETS
   Class A                                            $ 95,056,818
                                                      ============
   Class B                                             494,077,160
                                                      ============
CAPITAL SHARES OUTSTANDING
   Class A                                               4,366,759
                                                      ============
   Class B                                              22,917,020
                                                      ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                            $      21.77
                                                      ============
   Class B                                                   21.56
                                                      ============

------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements $489,504,492

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

LORD ABBETT MID-CAP VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 3,118,229
   Interest (2)                                                               320,537
                                                                          -----------
       Total investment income                                              3,438,766
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         1,452,087
   Administration fees                                                         16,571
   Custody and accounting fees                                                 17,580
   Distribution fee - Class B                                                 421,406
   Transfer agent fees                                                          7,367
   Audit                                                                       11,421
   Legal                                                                        7,434
   Trustee fees and expenses                                                    7,160
   Shareholder reporting                                                       17,053
   Insurance                                                                    2,935
   Other                                                                        1,893
                                                                          -----------
       Total expenses                                                       1,962,907
       Less broker commission recapture                                        (9,696)
                                                                          -----------
   Net expenses                                                             1,953,211
                                                                          -----------
   Net investment income                                                    1,485,555
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain on:
       Investments                                                         34,739,111
       Foreign currency                                                           749
                                                                          -----------
   Net realized gain on investments and foreign currency                   34,739,860
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          3,580,766
                                                                          -----------
   Net change in unrealized appreciation on investments                     3,580,766
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    38,320,626
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $39,806,181
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $       483
(2)Interest income includes securities lending income of:                      22,488

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

LORD ABBETT MID-CAP VALUE PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,485,555  $  2,220,692
   Net realized gain on investments and foreign currency                   34,739,860    31,128,628
   Net change in unrealized appreciation on investments                     3,580,766     8,408,255
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    39,806,181    41,757,575
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (919,253)     (778,225)
     Class B                                                               (1,700,310)   (1,324,717)
   From net realized gains
     Class A                                                              (12,989,354)   (9,687,781)
     Class B                                                              (35,848,627)  (22,739,424)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (51,457,544)  (34,530,147)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                2,113,350     1,003,182
     Class B                                                              179,826,088    42,845,402
   Net asset value of shares issued through acquisition
     Class A                                                                       --            --
     Class B                                                               73,473,358            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               13,908,607    10,466,006
     Class B                                                               37,548,937    24,064,141
   Cost of shares repurchased
     Class A                                                              (14,322,158)  (29,208,483)
     Class B                                                              (54,885,291)  (35,565,717)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             237,662,891    13,604,531
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              226,011,528    20,831,959
   Net assets at beginning of period                                      363,122,450   342,290,491
                                                                         ------------  ------------
   Net assets at end of period                                           $589,133,978  $363,122,450
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,086,693  $  2,220,701
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                      CLASS A
LORD ABBETT MID-CAP VALUE PORTFOLIO                                    ----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  -------------------------------------------
                                                                        (UNAUDITED)      2006       2005       2004       2003
                                                                       -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $22.79     $22.47     $21.64     $17.80     $14.41
                                                                           ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.09 (a)   0.17 (a)   0.19 (a)   0.17 (a)   0.15 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       2.47       2.44       1.60       4.25       3.62
                                                                           ------     ------     ------     ------     ------
Total from Investment Operations......................................       2.56       2.61       1.79       4.42       3.77
                                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.24)     (0.17)     (0.13)     (0.10)     (0.11)
Distributions from Net Realized Capital Gains.........................      (3.34)     (2.12)     (0.83)     (0.48)     (0.27)
                                                                           ------     ------     ------     ------     ------
Total Distributions...................................................      (3.58)     (2.29)     (0.96)     (0.58)     (0.38)
                                                                           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $21.77     $22.79     $22.47     $21.64     $17.80
                                                                           ======     ======     ======     ======     ======
TOTAL RETURN                                                                11.50%     12.49%      8.28%     24.82%     26.15%
Ratio of Expenses to Average Net Assets**.............................       0.71%*     0.77%      0.76%      0.78%      0.83%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A        N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.72%*     0.78%      0.76%       N/A       0.82%(b)
Ratio of Net Investment Income to Average Net Assets..................       0.79%*     0.80%      0.86%      0.86%      0.98%
Portfolio Turnover Rate...............................................       22.3%      27.8%      26.2%      19.7%      18.8%
Net Assets, End of Period (in millions)...............................      $95.1      $96.8     $113.3     $125.1      $90.8
                                                                                                      CLASS B
                                                                       ----------------------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  -------------------------------------------
                                                                        (UNAUDITED)      2006       2005       2004       2003
                                                                       -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $22.56     $22.28     $21.48     $17.70     $14.35
                                                                           ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.07 (a)   0.12 (a)   0.14 (a)   0.12 (a)   0.11 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       2.43       2.40       1.59       4.22       3.60
                                                                           ------     ------     ------     ------     ------
Total from Investment Operations......................................       2.50       2.52       1.73       4.34       3.71
                                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.16)     (0.12)     (0.10)     (0.08)     (0.09)
Distributions from Net Realized Capital Gains.........................      (3.34)     (2.12)     (0.83)     (0.48)     (0.27)
                                                                           ------     ------     ------     ------     ------
Total Distributions...................................................      (3.50)     (2.24)     (0.93)     (0.56)     (0.36)
                                                                           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $21.56     $22.56     $22.28     $21.48     $17.70
                                                                           ======     ======     ======     ======     ======
TOTAL RETURN                                                                11.34%     12.18%      8.05%     24.50%     25.87%
Ratio of Expenses to Average Net Assets**.............................       0.96%*     1.02%      1.01%      1.03%      1.08%
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A        N/A        N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.96%*     1.03%      1.02%       N/A       1.06%(b)
Ratio of Net Investment Income to Average Net Assets..................       0.66%*     0.56%      0.62%      0.60%      0.73%
Portfolio Turnover Rate...............................................       22.3%      27.8%      26.2%      19.7%      18.8%
Net Assets, End of Period (in millions)...............................     $494.1     $266.4     $229.0     $179.1     $100.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


LORD ABBETT MID-CAP VALUE PORTFOLIO                                    -------


                                                                       -------
                                                                          2002
                                                                       ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $16.64
                                                                       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.16 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (1.71)
                                                                       ------
Total from Investment Operations......................................  (1.55)
                                                                       ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.07)
Distributions from Net Realized Capital Gains.........................  (0.61)
                                                                       ------
Total Distributions...................................................  (0.68)
                                                                       ------
NET ASSET VALUE, END OF PERIOD........................................ $14.41
                                                                       ======
TOTAL RETURN                                                            (9.31)%
Ratio of Expenses to Average Net Assets**.............................   0.89 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........   0.89 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.90 %
Ratio of Net Investment Income to Average Net Assets..................   1.04 %
Portfolio Turnover Rate...............................................   29.0 %
Net Assets, End of Period (in millions)...............................  $74.0

                                                                       -------


                                                                       -------
                                                                          2002
                                                                       ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $16.62
                                                                       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.13 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (1.72)
                                                                       ------
Total from Investment Operations......................................  (1.59)
                                                                       ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.07)
Distributions from Net Realized Capital Gains.........................  (0.61)
                                                                       ------
Total Distributions...................................................  (0.68)
                                                                       ------
NET ASSET VALUE, END OF PERIOD........................................ $14.35
                                                                       ======
TOTAL RETURN                                                            (9.58)%
Ratio of Expenses to Average Net Assets**.............................   1.14 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........   1.14 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.16 %
Ratio of Net Investment Income to Average Net Assets..................   0.83 %
Portfolio Turnover Rate...............................................   29.0 %
Net Assets, End of Period (in millions)...............................  $51.6

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Lord Abbett Mid-Cap Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                    for the period ended
Portfolio                              June 30, 2007     % per annum     Average Daily Assets
---------                           -------------------- ----------- ----------------------------

Lord Abbett Mid-Cap Value Portfolio      $1,452,087          0.70%   First $200 Million

                                                             0.65%   $200 Million to $500 Million

                                                            0.625%   Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                         Shares Issued
                                                         in Connection Shares Issued             Net Increase
                                                             with         Through                 (Decrease)
                                    Beginning   Shares    Acquisition    Dividend      Shares     in Shares     Ending
                                     Shares      Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
-                                   ---------- --------- ------------- ------------- ----------- ------------ ----------

Lord Abbett Mid-Cap Value Portfolio

 Class A

 06/30/2007                          4,246,195    95,204          --       650,239     (624,879)     120,564   4,366,759
 12/31/2006                          5,043,081    45,815          --       499,571   (1,342,272)    (796,886)  4,246,195

 Class B

 06/30/2007                         11,806,013 8,345,600   3,426,929     1,771,176   (2,432,698)  11,111,007  22,917,020
 12/31/2006                         10,277,705 1,985,000          --     1,158,601   (1,615,293)   1,528,308  11,806,013

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                              Purchases                        Sales
-                                   ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
-                                   --------------- -------------- --------------- --------------

Lord Abbett Mid-Cap Value Portfolio       $--        $99,730,446         $--        $116,912,442

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal       Gross         Gross
                                     Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost     Appreciation (Depreciation)  Appreciation
---------                           ------------ ------------ -------------- --------------

Lord Abbett Mid-Cap Value Portfolio $516,548,492 $81,896,784   $(6,959,756)   $74,937,028

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of    Value of
                                              Securities  Collateral
                                              ----------- -----------

          Lord Abbett Mid-Cap Value Portfolio $97,167,048 $99,745,927

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income    Long-Term Capital Gain           Total
-                                   --------------------- ----------------------- -----------------------
                                       2006       2005       2006        2005        2006        2005
-                                   ---------- ---------- ----------- ----------- ----------- -----------

Lord Abbett Mid-Cap Value Portfolio $4,166,592 $2,764,730 $30,363,555 $11,112,087 $34,530,147 $13,876,817

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
-                                   ------------- ------------- ------------ ------------------ ------------

Lord Abbett Mid-Cap Value Portfolio  $2,890,970    $30,770,112  $70,905,930         $--         $104,567,012

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On April 30, 2007, Lord Abbett Mid-Cap Value Portfolio ("Mid-Cap") acquired 73% of the net assets of Lord Abbett America's Value Portfolio ("America"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by America shareholders on April 24, 2007. The acquisition was accomplished by a taxable exchange of 3,426,929 Class B shares of Mid-Cap (valued at $267.8 Million) in exchange for the 4,787,094 Class B shares of America outstanding on April 27, 2007. The aggregate Class B net assets of Mid-Cap and America immediately before the acquisition were $267,841,421 and $73,473,358, respectively. The aggregate Class B net assets of Mid-Cap immediately after the acquisition were $341,314,779.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                Met/AIM Capital
                            Appreciation Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Equity markets rebounded strongly during the second quarter, following the tumultuous months of February and March when the Shanghai stock market plunged and subprime mortgage lending practices were brought to light. Despite concerns over a slowing economy, rising energy prices and fallout from the subprime market, the major market indexes performed surprisingly well during the period, boosted by global economic growth and stronger than expected corporate earnings.

Mid caps, as measured by the Russell Midcap(R) Index, outperformed large and small caps, as measured by the Russell Top 200(R) Index and the Russell 2000(R) Index, respectively./1/ In terms of investment style, growth stocks, represented by the Russell 3000(R) Growth Index, outperformed value stocks, represented by the Russell 3000(R) Value Index./1/ Energy and materials were the best performing sectors of the stock market, as measured by the S&P 500(R) Index, while financials and consumer discretionary were the weakest performing sectors during the period./1/

PORTFOLIO OVERVIEW

For the six months ended June 30, 2007, the Met/AIM Capital Appreciation Portfolio had positive returns and outperformed the S&P 500(R) Index and the Russell 1000(R) Growth Index on a net basis.

The Portfolio outperformed the Russell 1000(R) Growth Index by the widest margin in the industrials sector. Within this sector, the Portfolio benefited from solid stock selection in several industries, including aerospace and defense and industrial conglomerates. An overweight position in electrical equipment stocks also contributed to outperformance within the sector.

The Portfolio also benefited from outperformance in several other sectors, including energy, telecom, consumer discretionary and healthcare.

Some of this positive outperformance was offset by underperformance in the financials, materials and utilities sectors. In the financials sector, underperformance was driven primarily by stock selection and an overweight position in capital markets stocks. In the materials sector, underperformance was driven by stock selection in the chemicals industry. Finally, in the utilities sector, the underperformance was driven by an underweight position as utility stocks continued to perform well.

During the period, exposure was added to the consumer discretionary, industrials and consumer staples sectors, and decreased in the information technology, materials and financials sectors.

These Portfolio changes resulted in a positioning that is expected to benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing. At the close of the period, the portfolio was overweight in the industrials, financials, consumer discretionary, and telecom sectors, and marketweight in the health care and information technology sectors. Underweight positions include the consumer staples, utilities, materials and energy sectors.

The views and opinions expressed are those of the portfolio manager at the time of publication and are subject to change. There is no guarantee that these views will come to pass.

The Portfolio management team consists of:

LANNY H. SACHNOWITZ,
Senior Portfolio Manager (Lead)
JAMES G. BIRDSALL,
Portfolio Manager
KIRK L. ANDERSON,
Portfolio Manager
ROBERT J. LLOYD,
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/Lipper, Inc.

This information is provided by AIM Capital Management, Inc., as the subadvisor for the Met/AIM Capital Appreciation Portfolio. Past performance cannot guarantee future comparable results. Portfolio characteristics are subject to change. If this material will be incorporated into the sales material for a security, it is the responsibility of the distributor or offeror of that security to ensure that such material complies with all applicable regulations and is filed with the appropriate regulatory bodies if so required.
                                          A I M Capital Management, Inc. 07/07.

The Russell Top 200(R) Index, Russell 2000(R) Index, Russell 3000(R) Growth Index and Russell 3000(R) Value Index are trademark/service marks of The Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company.

The S&P 500(R) Index is an unmanaged index considered representative of the U.S. stock market.

The Russell 2000(R) Index is comprised of the smallest 2,000 stocks in the Russell 3000(R) Index. It is widely recognized as representative of small cap stocks.

The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000 index.

The Russell Top 200(R) Index measures the performance of the largest 200 companies in the Russell 1000 Index.

The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

All data provided by AIM Management Group, Inc. unless otherwise noted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Apple, Inc.                       2.93%
                   ------------------------------------------
                   Merck & Co., Inc.                 2.69%
                   ------------------------------------------
                   Amdocs, Ltd.                      2.58%
                   ------------------------------------------
                   Cisco Systems, Inc.               2.36%
                   ------------------------------------------
                   Family Dollar Stores, Inc.        2.35%
                   ------------------------------------------
                   Precision Castparts Corp.         2.20%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.13%
                   ------------------------------------------
                   Texas Instruments, Inc.           2.00%
                   ------------------------------------------
                   JPMorgan Chase & Co.              1.98%
                   ------------------------------------------
                   United Technologies Corp.         1.91%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Basic Materials       1.2%
Communications       13.9%
Cyclical             12.8%
Non- Cyclical        23.4%
Energy                5.4%
Financials           10.8%
Industrials          17.5%
Technology             15%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MET/AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
AIM CAPITAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL 1000(R) GROWTH
                                   INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

                 Met/AIM Capital                           Russell 1000(R)
             Appreciation Portfolio    S&P 500(R) Index      Growth Index
             ----------------------    ----------------    ---------------
10/30/1996         $10,000                 $10,000            $10,000
10/31/1997          11,796                  13,213             13,047
10/31/1998          11,467                  16,118             16,262
10/31/1999          15,183                  20,256             21,831
10/31/2000          20,730                  21,490             23,868
10/31/2001          11,741                  16,138             14,333
10/31/2002          10,362                  13,700             11,521
10/31/2003          12,411                  16,550             14,033
10/31/2004          12,862                  18,108             14,508
10/31/2005          14,337                  19,687             15,786
10/31/2006          15,653                  22,904             17,497
12/31/2006          16,048                  23,667             17,905
 6/30/2007          17,605                  25,314             19,361



    ------------------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/07)
    ------------------------------------------------------------------------
                                                        Since     Cumulative
                        1 Year 3 Year 5 Year 10 Year Inception/4/ Return/5/
    ------------------------------------------------------------------------
    Met/AIM Capital
    Appreciation
    Portfolio--
--  Class A             16.93%  9.97%  9.24%  4.74%     5.61%          --
    Class E                 --     --     --     --        --       2.28%
    ------------------------------------------------------------------------
- - S&P 500(R) Index/1/ 20.59% 11.68% 10.71%  7.13%    10.20%          --
    ------------------------------------------------------------------------
    Russell 1000(R)
--  Growth Index/2/     19.04%  8.70%  9.28%  4.39%     7.60%          --
    ------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock prices times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Class A shares is 10/10/1995. Inception date of Class E shares is 4/28/2007. Index returns are based on an inception date of 10/10/1995.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            12/31/06      6/30/07       1/1/07-6/30/07
MET/AIM CAPITAL APPRECIATION PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,097.00        $4.26
  Hypothetical (5% return before expenses)     1,000.00      1,020.73         4.11
------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                      $1,000.00     $1,022.80        $1.68
  Hypothetical (5% return before expenses)     1,000.00      1,007.10         1.67
------------------------------------------  ------------- ------------- ---------------

* Class Inception April 28, 2007.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 0.95% for the Class A and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 and 64/365, respectively, (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------------
         SECURITY                                               VALUE
         DESCRIPTION                             SHARES        (NOTE 2)
         --------------------------------------------------------------------

         COMMON STOCKS - 98.2%
         AEROSPACE & DEFENSE - 6.2%
         Boeing Co. (The).....................     28,196    $   2,711,327
         General Dynamics Corp................     46,310        3,622,368
         Spirit Aerosystems Holdings, Inc.*...    123,511        4,452,572
         United Technologies Corp.............     67,816        4,810,189
                                                             -------------
                                                                15,596,456
                                                             -------------
         BEVERAGES - 0.8%
         PepsiCo, Inc.........................     29,362        1,904,126
                                                             -------------
         BIOTECHNOLOGY - 1.2%
         Gilead Sciences, Inc.*...............     74,704        2,896,274
                                                             -------------
         CHEMICALS - 1.2%
         Syngenta AG..........................     15,313        2,979,387
                                                             -------------
         COMMERCIAL SERVICES & SUPPLIES - 1.4%
         Apollo Group, Inc. - Class A*........     57,938        3,385,317
                                                             -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 3.5%
         Cisco Systems, Inc.*.................    212,796        5,926,369
         Research In Motion, Ltd.*............     14,775        2,954,852
                                                             -------------
                                                                 8,881,221
                                                             -------------
         COMPUTERS & PERIPHERALS - 7.0%
         Apple, Inc.*.........................     60,310        7,360,233
         Dell, Inc.*..........................    150,784        4,304,883
         Hewlett-Packard Co...................     99,146        4,423,895
         MICROS Systems, Inc.*(a).............     29,356        1,596,966
                                                             -------------
                                                                17,685,977
                                                             -------------
         CONSTRUCTION & ENGINEERING - 1.7%
         McDermott International, Inc.*.......     52,054        4,326,728
                                                             -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.4%
         ABB, Ltd.............................    120,646        2,709,087
         Acuity Brands, Inc...................     30,832        1,858,553
         Amphenol Corp. - Class A(a)..........     69,233        2,468,156
         Cooper Industries, Ltd. - Class A....     54,056        3,086,057
         Emerson Electric Co..................     74,105        3,468,114
                                                             -------------
                                                                13,589,967
                                                             -------------
         ENERGY EQUIPMENT & SERVICES - 2.7%
         Cameron International Corp. *........     48,588        3,472,585
         National-Oilwell Varco, Inc. *.......     32,097        3,345,791
                                                             -------------
                                                                 6,818,376
                                                             -------------
         FINANCIAL - DIVERSIFIED - 7.7%
         Ameriprise Financial, Inc............     37,538        2,386,291
         Blackstone Group LP (The)*(a)........    101,201        2,962,153
         Goldman Sachs Group, Inc. (The)......     24,696        5,352,858
         JPMorgan Chase & Co..................    102,450        4,963,703
         Merrill Lynch & Co., Inc.............     43,557        3,640,494
                                                             -------------
                                                                19,305,499
                                                             -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         FOOD & DRUG RETAILING - 1.4%
         Longs Drug Stores Corp..............     32,869 $   1,726,280
         Safeway, Inc........................     55,475     1,887,814
                                                         -------------
                                                             3,614,094
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
         Zimmer Holdings, Inc.*..............     28,049     2,381,080
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 6.4%
         Health Net, Inc.*...................     88,252     4,659,705
         Manor Care, Inc.(a).................     33,705     2,200,599
         McKesson Corp.......................     42,909     2,559,093
         UnitedHealth Group, Inc.............     82,498     4,218,948
         VCA Antech, Inc.*...................     67,665     2,550,294
                                                         -------------
                                                            16,188,639
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.3%
         Darden Restaurants, Inc.(a).........     75,871     3,337,565
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.6%
         Clorox Co...........................     74,768     4,643,093
         Colgate-Palmolive Co................     27,732     1,798,420
                                                         -------------
                                                             6,441,513
                                                         -------------
         INSURANCE - 2.2%
         American International Group, Inc...     35,094     2,457,633
         Assurant, Inc.......................     52,245     3,078,275
                                                         -------------
                                                             5,535,908
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 3.4%
         Amazon.com, Inc.*(a)................     25,555     1,748,218
         eBay, Inc.*.........................    124,329     4,000,907
         Google, Inc.-Class A*...............      5,137     2,688,603
                                                         -------------
                                                             8,437,728
                                                         -------------
         IT CONSULTING & SERVICES - 2.5%
         Accenture, Ltd.-Class A.............    101,753     4,364,186
         Fiserv, Inc. *......................     35,548     2,019,127
                                                         -------------
                                                             6,383,313
                                                         -------------
         MACHINERY - 1.6%
         Komatsu, Ltd........................     79,364     2,293,478
         Terex Corp.*........................     21,350     1,735,755
                                                         -------------
                                                             4,029,233
                                                         -------------
         MEDIA - 2.5%
         Grupo Televisa S.A. (ADR)...........    131,244     3,623,647
         McGraw-Hill Cos., Inc. (The)........     38,398     2,614,136
                                                         -------------
                                                             6,237,783
                                                         -------------
         METALS & MINING - 2.2%
         Precision Castparts Corp............     45,561     5,529,283
                                                         -------------
         OIL & GAS - 2.6%
         Occidental Petroleum Corp...........     50,754     2,937,641
         Valero Energy Corp..................     48,608     3,590,187
                                                         -------------
                                                             6,527,828
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        PHARMACEUTICALS - 7.3%
        Abbott Laboratories....................     50,523 $   2,705,507
        Forest Laboratories, Inc.*.............     48,698     2,223,064
        Merck & Co., Inc.......................    135,554     6,750,589
        Roche Holdings AG......................     21,840     3,866,043
        Shire Plc..............................    110,478     2,735,534
                                                           -------------
                                                              18,280,737
                                                           -------------
        REAL ESTATE - 0.7%
        CB Richard Ellis Group, Inc. - Class A*     50,490     1,842,885
                                                           -------------
        RETAIL - MULTILINE - 3.6%
        Family Dollar Stores, Inc.(a)..........    172,275     5,912,478
        J.C. Penney Co., Inc...................     43,090     3,118,854
                                                           -------------
                                                               9,031,332
                                                           -------------
        RETAIL - SPECIALTY - 5.3%
        Aeropostale, Inc.*.....................     50,500     2,104,840
        Best Buy Co., Inc......................     45,646     2,130,299
        DSW, Inc. - Class A*(a)................     34,997     1,218,596
        Nordstrom, Inc.........................     52,553     2,686,509
        OfficeMax, Inc.(a).....................     63,265     2,486,314
        PetSmart, Inc..........................     82,822     2,687,574
                                                           -------------
                                                              13,314,132
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
        Microchip Technology, Inc..............     70,810     2,622,802
        Texas Instruments, Inc.................    133,677     5,030,266
                                                           -------------
                                                               7,653,068
                                                           -------------
        SOFTWARE - 2.7%
        Adobe Systems, Inc.*...................     60,934     2,446,500
        Electronic Arts, Inc.*.................     31,799     1,504,729
        Microsoft Corp.........................      8,331       245,514
        VeriFone Holdings, Inc.*(a)............     71,548     2,522,067
                                                           -------------
                                                               6,718,810
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.6%
        Amdocs, Ltd.*..........................    162,913     6,487,196
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 2.9%
        America Movil S.A. de C.V. (ADR).......     41,133     2,547,367
        China Mobile (Hong Kong), Ltd..........    222,539     2,402,078
        KDDI Corp..............................        307     2,269,459
                                                           -------------
                                                               7,218,904
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.6%
        Carter's, Inc.*(a).....................     84,223     2,184,745
        Phillips-Van Heusen Corp...............     31,535     1,910,075
                                                           -------------
                                                               4,094,820
                                                           -------------

        TOTAL COMMON STOCKS
        (Cost $212,086,140)                                  246,655,179
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 0.7%
      State Street Bank & Trust Co.,
        Repurchase Agreement
        dated 06/29/07 at 2.550% to be
        repurchased at $1,768,376 on 07/02/07
        collateralized by $1,410,000 U.S.
        Treasury Bond at 8.000% due 11/15/21
        with a value of $1,808,325.
        (Cost - $1,768,000).................... $ 1,768,000 $   1,768,000
                                                            -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $213,854,140)                                     248,423,179

      Other Assets and Liabilities (net) - 1.1%                 2,837,322
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 251,260,501
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $20,012,052 and the collateral received consisted of cash in the amount of $20,485,526.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

MET/AIM CAPITAL APPRECIATION PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $246,655,179
   Repurchase Agreement                                                     1,768,000
   Cash                                                                           910
   Cash denominated in foreign currencies**                                    42,382
   Collateral for securities on loan                                       20,485,526
   Receivable for investments sold                                          6,309,819
   Receivable for Trust shares sold                                            71,173
   Dividends receivable                                                       156,337
                                                                         ------------
     Total assets                                                         275,489,326
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  3,082,886
     Trust shares redeemed                                                    325,895
     Distribution and services fees--Class E                                    2,600
     Collateral for securities on loan                                     20,485,526
     Investment advisory fee payable (Note 3)                                 153,131
     Administration fee payable                                                 3,254
     Custodian and accounting fees payable                                     24,648
   Accrued expenses                                                           150,885
                                                                         ------------
     Total liabilities                                                     24,228,825
                                                                         ------------
NET ASSETS                                                               $251,260,501
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $249,288,480
   Accumulated net realized loss                                          (32,674,979)
   Unrealized appreciation on investments and foreign currency             34,573,011
   Undistributed net investment income                                         73,989
                                                                         ------------
     Total                                                               $251,260,501
                                                                         ============
NET ASSETS
   Class A                                                               $229,749,544
                                                                         ============
   Class E                                                                 21,510,957
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 19,403,543
                                                                         ============
   Class E                                                                  1,844,046
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.84
                                                                         ============
   Class E                                                                      11.67
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $212,086,140
**Cost of cash denominated in foreign currencies                               42,036

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

MET/AIM CAPITAL APPRECIATION PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 1,022,404
    Interest (2)                                                                            82,153
                                                                                       -----------
       Total investment income                                                           1,104,557
                                                                                       -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                       792,957
    Administration fees                                                                      9,177
    Custody and accounting fees                                                             40,105
    Distribution fee--Class E                                                                5,245
    Transfer agent fees                                                                      3,460
    Audit                                                                                   10,917
    Legal                                                                                   12,952
    Trustee fees and expenses                                                                3,264
    Shareholder reporting                                                                    5,649
    Insurance                                                                                4,144
    Other                                                                                      976
                                                                                       -----------
       Total expenses                                                                      888,846
       Less broker commission recapture                                                    (12,317)
                                                                                       -----------
    Net expenses                                                                           876,529
                                                                                       -----------
    Net investment income                                                                  228,028
                                                                                       -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
       Investments                                                                       7,314,603
       Foreign currency                                                                    (15,319)
                                                                                       -----------
    Net realized gain on investments and foreign currency                                7,299,284
                                                                                       -----------
    Net change in unrealized appreciation on:
       Investments                                                                      11,801,200
       Foreign currency                                                                      3,303
                                                                                       -----------
    Net change in unrealized appreciation on investments and foreign currency           11,804,503
                                                                                       -----------
    Net realized and change in unrealized gain on investments and foreign currency      19,103,787
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $19,331,815
                                                                                       ===========

---------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $    24,921
(2)Interest income includes securities lending income of:                                    7,302

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


MET/AIM CAPITAL APPRECIATION PORTFOLIO
                                                                         Period Ended  Period Ended   Year Ended
                                                                         June 30, 2007 December 31,   October 31,
                                                                          (Unaudited)     2006*          2006
                                                                         ------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    228,028  $     29,661  $    246,850
   Net realized gain on investments and foreign currency                    7,299,284     2,393,248    35,572,379
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    11,804,503     2,617,154   (14,597,601)
                                                                         ------------  ------------  ------------
   Net increase in net assets resulting from operations                    19,331,815     5,040,063    21,221,628
                                                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (177,306)     (346,880)     (509,091)
   From net realized gains
     Class A                                                                 (486,768)  (24,152,283)   (1,300,681)
                                                                         ------------  ------------  ------------
   Net decrease in net assets resulting from distributions                   (664,074)  (24,499,163)   (1,809,772)
                                                                         ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               37,773,353       295,231     5,271,240
     Class E                                                               21,544,523            --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  664,074    24,499,163     1,809,772
     Class E                                                                       --            --            --
   Cost of shares repurchased
     Class A                                                              (25,211,566)   (8,861,548)  (62,981,331)
     Class E                                                                 (495,087)           --            --
                                                                         ------------  ------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                        34,275,297    15,932,846   (55,900,319)
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    52,943,038    (3,526,254)  (36,488,463)
   Net assets at beginning of period                                      198,317,463   201,843,717   238,332,180
                                                                         ------------  ------------  ------------
   Net assets at end of period                                           $251,260,501  $198,317,463  $201,843,717
                                                                         ============  ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $     73,989  $     23,267  $    239,804
                                                                         ============  ============  ============

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS A
MET/AIM CAPITAL APPRECIATION PORTFOLIO             -----------------------------------------------------------------------
                                                   PERIOD ENDED
                                                     JUNE 30,    PERIOD ENDED              FOR THE YEARS ENDED OCTOBER 31
                                                       2007      DECEMBER 31,   ------------------------------------------
                                                   (UNAUDITED)     2006(C)         2006       2005      2004++     2003++
                                                   ------------  ------------   ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $10.83        $12.04      $11.11     $ 9.98     $ 9.63      $ 8.04
                                                      ------        ------      ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................      0.01 (a)      0.00 +(a)   0.01 (a)   0.04 (a)  (0.02)      (0.02)
Net Realized/Unrealized Gain (Loss) on Investments      1.04          0.31        1.01       1.10       0.37        1.61
                                                      ------        ------      ------     ------     ------      ------
Total from Investment Operations..................      1.05          0.31        1.02       1.14       0.35        1.59
                                                      ------        ------      ------     ------     ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............     (0.01)        (0.02)      (0.02)     (0.01)        --          --
Distributions from Net Realized Capital Gains.....     (0.03)        (1.50)      (0.07)        --         --          --
                                                      ------        ------      ------     ------     ------      ------
Total Distributions...............................     (0.04)        (1.52)      (0.09)     (0.01)        --          --
                                                      ------        ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD....................    $11.84        $10.83      $12.04     $11.11     $ 9.98      $ 9.63
                                                      ======        ======      ======     ======     ======      ======
TOTAL RETURN                                            9.70%         2.52%       9.18%     11.47%      3.63 %     19.78 %
Ratio of Expenses to Average Net Assets...........      0.82%*        0.88%*      0.92%      0.85%      0.85 %(b)   0.85 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................      0.83%*        0.93%*       N/A        N/A        N/A         N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................      0.22%*        0.09%*      0.11%      0.34%     (0.18)%     (0.25)%
Portfolio Turnover Rate...........................      30.8%         12.4%      113.0%      83.0%      71.0 %      49.0 %
Net Assets, End of Period (in millions)...........    $229.7        $198.3      $  202     $  238     $  234      $  178

MET/AIM CAPITAL APPRECIATION PORTFOLIO             --------


                                                   --------
                                                    2002++
                                                   -------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $  9.11
                                                   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................   (0.03)
Net Realized/Unrealized Gain (Loss) on Investments   (1.04)
                                                   -------
Total from Investment Operations..................   (1.07)
                                                   -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............      --
Distributions from Net Realized Capital Gains.....      --
                                                   -------
Total Distributions...............................      --
                                                   -------
NET ASSET VALUE, END OF PERIOD.................... $  8.04
                                                   =======
TOTAL RETURN                                        (11.75)%
Ratio of Expenses to Average Net Assets...........    0.85 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................     N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................   (0.28)%
Portfolio Turnover Rate...........................    65.0 %
Net Assets, End of Period (in millions)........... $   172

                                                                    CLASS E
                                                                  ------------
                                                                  PERIOD ENDED
                                                                    JUNE 30,
                                                                    2007(D)
                                                                  (UNAUDITED)
                                                                  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $11.41
                                                                     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income............................................      0.00 +(a)
Net Realized/Unrealized Gain on Investments......................      0.26
                                                                     ------
Total from Investment Operations.................................      0.26
                                                                     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................        --
Distributions from Net Realized Capital Gains....................        --
                                                                     ------
Total Distributions..............................................        --
                                                                     ------
NET ASSET VALUE, END OF PERIOD...................................    $11.67
                                                                     ======
TOTAL RETURN                                                           2.28%
Ratio of Expenses to Average Net Assets..........................      0.95%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................      0.96%*
Ratio of Net Investment Income to Average Net Assets.............      0.09%*
Portfolio Turnover Rate..........................................      30.8%
Net Assets, End of Period (in millions)..........................    $ 21.5

*  Annualized
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amount based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Fiscal Year End changed on November 1, 2006 from October 31 to December 31.
(d) Commencement of operations - 04/28/2007.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Met/AIM Capital Appreciation Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and E Shares are offered by the Portfolio. Class B Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

On May 24, 2006, the Board of Trustees of the Trust approved the change of the fiscal year end from October 31st to December 31 for the Portfolio. The Portfolio's change of the fiscal year end was effective on November 1, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                    Expiring   Expiring    Expiring
Portfolio                                 Total    12/31/2008 12/31/2009  12/31/2010
---------                              ----------- ---------- ----------- -----------

Met/AIM Capital Appreciation Portfolio $39,623,952 $2,432,996 $25,303,918 $11,887,038

On May 1, 2006, the TST Portfolio was reorganized into the Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $51,774,317. The losses incurred by the Portfolio are subject to an annual limitation of $10,410,524.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with AIM Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                                 June 30, 2007     % per annum     Average Daily Assets
---------                              -------------------- ----------- ----------------------------

Met/AIM Capital Appreciation Portfolio       $792,957          0.80%    First $100 Million

                                                               0.75%    $100 Million to $200 Million

                                                               0.70%    $200 Million to $1 Billion

                                                               0.65%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Met/AIM Capital Appreciation Portfolio  1.25%   1.50%*  1.40%

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

Effective May 1, 2006, when the total of all the subadvised assets with AIM Capital Management, Inc. ("AIM"), which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale. And when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                            Shares Issued             Net Increase
                                                               Through                 (Decrease)
                                       Beginning   Shares     Dividend      Shares     in Shares     Ending
                                        Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
                                       ---------- --------- ------------- ----------- ------------ ----------

Met/AIM Capital Appreciation Portfolio

 Class A

 06/30/2007                            18,310,216 3,261,468      57,846   (2,225,987)   1,093,327  19,403,543
 11/01/2006-12/31/2006                 16,762,213    24,492   2,253,833     (730,322)   1,548,003  18,310,216
 11/01/2005-10/31/2006                 21,452,931   442,282     148,097   (5,281,097)  (4,690,718) 16,762,213

 Class E

 04/28/2007-06/30/2007                     --     1,886,460      --          (42,414)   1,844,046   1,844,046

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Met/AIM Capital Appreciation Portfolio       $--        $66,436,174         $--        $87,606,767

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross         Gross
                                        Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                  Cost     Appreciation (Depreciation)  Appreciation
---------                              ------------ ------------ -------------- --------------

Met/AIM Capital Appreciation Portfolio $213,854,140 $36,754,339   $(2,185,300)   $34,569,039

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                                Securities  Collateral
                                                ----------- -----------

         Met/AIM Capital Appreciation Portfolio $20,012,052 $20,485,526

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006, October 31, 2006 and 2005 were as follows:

                              Ordinary Income         Long-Term Capital Gain                 Total
                         -------------------------- --------------------------- -------------------------------
                          2006*    2006**    2005      2006*      2006**   2005    2006*      2006**     2005
                         -------- -------- -------- ----------- ---------- ---- ----------- ---------- --------

Met/AIM Capital
  Appreciation Portfolio $346,880 $509,091 $322,782 $24,152,283 $1,300,681 $--  $24,499,163 $1,809,772 $322,782

*  For the period November 1, 2006 through December 31, 2006
** For the year ended October 31, 2006

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals        Total
                                       ------------- ------------- ------------ ------------------ ------------

Met/AIM Capital Appreciation Portfolio   $221,018      $443,023    $22,264,191     $(39,623,952)   $(16,695,720)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Met/AIM Small Cap
                               Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Equity markets rebounded strongly during the second quarter, following the tumultuous months of February and March when the Shanghai stock market plunged and subprime mortgage lending practices were brought to light. Despite concerns over a slowing economy, rising energy prices and fallout from the subprime market, the major market indexes performed surprisingly well during the period, boosted by global economic growth and stronger than expected corporate earnings.

Mid caps, as measured by the Russell Midcap(R) Index, outperformed large and small caps, as measured by the Russell Top 200(R) Index and the Russell 2000 Index, respectively./1/ In terms of investment style, growth stocks, represented by the Russell 3000(R) Growth Index, outperformed value stocks, represented by the Russell 3000(R) Value Index./1/ Energy and materials were the best performing sectors of the stock market, as measured by the S&P 500(R) Index, while financials and consumer discretionary were the weakest performing sectors during the period./1/

PORTFOLIO OVERVIEW

For the six months ended June 30, 2007, the Met/AIM Small Cap Growth Portfolio had positive returns and outperformed both the Russell 2000(R) Index and the Russell 2000(R) Growth Index on a net basis.

The Portfolio outperformed the Russell 2000(R) Growth Index benchmark index by the widest margin in the information technology sector. Within this sector, the Portfolio benefited from solid stock selection in several industries, including internet software/services and software.

The Portfolio also benefited from outperformance in several other sectors, including financials, industrials, energy and healthcare.

The only sector in which the Portfolio underperformed versus the Russell 2000(R) Growth Index was the consumer discretionary sector. Within this sector, underperformance was largely due to stock selection in the specialty retail, diversified consumer services and media industries.

The Portfolio performed in-line with the Russell 2000(R) Growth Index in the materials and utilities sectors.

During the period, exposure was added to the industrials, materials and consumer staples sectors, and decreased in the energy, consumer discretionary and information technology sectors.

These Portfolio changes resulted in a positioning that is expected to benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing. At the close of the period, the portfolio was overweight in the information technology, telecom and consumer staples sectors, and underweight in the consumer discretionary sector versus the Russell 2000(R) Growth Index.

The views and opinions expressed are those of the portfolio manager at the time of publication and are subject to change. There is no guarantee that these views will come to pass.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/Lipper, Inc.
 LOGO

This information is provided by AIM Capital Management, Inc., as the subadvisor for the Met/AIM Capital Appreciation Portfolio. Past performance cannot guarantee future comparable results. Portfolio characteristics are subject to change. If this material will be incorporated into the sales material for a security, it is the responsibility of the distributor or offeror of that security to ensure that such material complies with all applicable regulations and is filed with the appropriate regulatory bodies if so required.
                                          A I M Capital Management, Inc. 07/07.

The Russell Top 200(R) Index, Russell 2000(R) Index, Russell 3000(R) Growth Index and Russell 3000(R) Value Index are trademark/service marks of The Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company.

The S&P 500(R) Index is an unmanaged index considered representative of the U.S. stock market.

The Russell 2000(R) Index is comprised of the smallest 2,000 stocks in the Russell 3000(R) Index. It is widely recognized as representative of small cap stocks.

The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000 index.

The Russell Top 200(R) Index measures the performance of the largest 200 companies in the Russell 1000 Index.

The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

All data provided by AIM Management Group, Inc. unless otherwise noted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                           Percent of
           Description                                     Net Assets
           ----------------------------------------------------------
           General Cable Corp.                               1.76%
           ----------------------------------------------------------
           aQuantive, Inc.                                   1.69%
           ----------------------------------------------------------
           SBA Communications Corp.                          1.27%
           ----------------------------------------------------------
           Affiliated Managers Group, Inc.                   1.18%
           ----------------------------------------------------------
           Blackboard, Inc.                                  1.14%
           ----------------------------------------------------------
           Bucyrus International, Inc. - Class A             1.13%
           ----------------------------------------------------------
           Carpenter Technology Corp.                        1.11%
           ----------------------------------------------------------
           Korn/Ferry International                          1.08%
           ----------------------------------------------------------
           Unit Corp.                                        1.07%
           ----------------------------------------------------------
           Varian Semiconductor Equipment Associates, Inc.   1.04%
           ----------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

                       Basic Materials       1.0%
                       Communications       11.1%
                       Cyclical             13.2%
                       Non- Cyclical        25.2%
                       Energy                6.0%
                       Financials            8.1%
                       Industrials          17.8%
                       Technology           16.1%
                       Utilities             1.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
 AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL 2000(R)
                                GROWTH INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

               Met/AIM Small                                    Russell 2000(R)
           Cap Growth Portfolio      Russell 2000(R) Index       Growth Index
           --------------------      ---------------------      --------------
 10/9/2001       $10,000                   $10,000                 $10,000
12/31/2001        11,890                    11,891                  12,671
12/31/2002         8,620                     9,456                   8,837
12/31/2003        11,969                    13,923                  13,126
12/31/2004        12,739                    16,474                  15,005
12/31/2005        13,791                    17,223                  15,629
12/31/2006        15,747                    20,387                  17,714
 6/30/2007        17,706                    21,702                  19,367




    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/4/
    -----------------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A              20.58% 12.80% 12.20%    7.78%
--  Class B                         20.30% 12.67% 12.02%   10.49%
    Class E                         20.47% 12.80% 12.16%    8.66%
    -----------------------------------------------------------------
- - Russell 2000(R) Index/1/        16.43% 13.45% 13.88%   14.79%
    -----------------------------------------------------------------
--  Russell 2000(R) Growth Index/2/ 16.83% 11.76% 13.08%   12.10%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-06/30/07
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,126.00        $4.74
  Hypothetical (5% return before expenses)     1,000.00      1,020.33         4.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,124.40        $6.06
  Hypothetical (5% return before expenses)     1,000.00      1,019.09         5.76
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,124.80        $5.53
  Hypothetical (5% return before expenses)     1,000.00      1,019.59         5.26
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% , 1.15% , and 1.05% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          --------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          --------------------------------------------------------------

          COMMON STOCKS - 96.9%
          ADVERTISING - 0.8%
          inVentiv Health, Inc.*............... 172,182 $   6,303,583
                                                        -------------
          AEROSPACE & DEFENSE - 1.3%
          TransDigm Group, Inc.*(a)............ 174,885     7,075,847
          United Industrial Corp.(a)...........  66,739     4,003,005
                                                        -------------
                                                           11,078,852
                                                        -------------
          AUTO COMPONENTS - 0.9%
          Tenneco Automotive, Inc.*(a)......... 211,045     7,395,017
                                                        -------------
          BANKS - 2.2%
          East West Bancorp, Inc.(a)...........  87,070     3,385,281
          SVB Financial Group*(a).............. 133,272     7,078,076
          Texas Capital Bancshares, Inc.*(a)... 172,805     3,862,192
          UCBH Holdings, Inc.(a)............... 220,247     4,023,913
                                                        -------------
                                                           18,349,462
                                                        -------------
          BIOTECHNOLOGY - 1.2%
          BioMarin Pharmaceutical, Inc.*(a).... 226,874     4,070,119
          Myriad Genetics, Inc.*(a)............ 162,893     6,057,991
                                                        -------------
                                                           10,128,110
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 6.0%
          Advisory Board Co.*(a)...............  64,713     3,595,454
          aQuantive, Inc.*(a).................. 217,396    13,869,865
          Cogent, Inc.*(a)..................... 368,967     5,420,125
          CoStar Group, Inc.*(a)............... 131,897     6,974,713
          Euronet Worldwide, Inc.*(a).......... 240,822     7,022,370
          Global Payments, Inc.(a).............  94,393     3,742,683
          Korn/Ferry International*(a)......... 336,796     8,844,263
                                                        -------------
                                                           49,469,473
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
          NETGEAR, Inc.*(a).................... 165,836     6,011,555
          Nice Systems, Ltd. (ADR)*(a)......... 204,183     7,093,317
          Polycom, Inc.*(a).................... 159,603     5,362,661
                                                        -------------
                                                           18,467,533
                                                        -------------
          CONSTRUCTION MATERIALS - 0.9%
          Eagle Materials, Inc.(a)............. 143,823     7,054,518
                                                        -------------
          CONTAINERS & PACKAGING - 0.8%
          Greif, Inc. - Class A(a)............. 113,349     6,756,734
                                                        -------------
          EDUCATION - 0.3%
          DeVry, Inc...........................  36,640     1,252,472
          Strayer Education, Inc...............  10,100     1,329,827
                                                        -------------
                                                            2,582,299
                                                        -------------
          ELECTRIC UTILITIES - 1.4%
          ITC Holdings Corp.(a)................  99,050     4,024,401
          Pike Electric Corp.*(a).............. 342,352     7,661,838
                                                        -------------
                                                           11,686,239
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
          Acuity Brands, Inc.(a)...............  74,931     4,516,841
          Coherent, Inc.*(a)................... 192,235     5,865,090

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       General Cable Corp.*(a).................... 190,206 $  14,408,104
       Orbotech, Ltd.*(a)......................... 146,894     3,278,674
       Regal-Beloit Corp.(a)...................... 135,144     6,289,602
       Thomas & Betts Corp.*...................... 141,793     8,223,994
       Trimble Navigation, Ltd.*(a)............... 210,144     6,766,637
       WESCO International, Inc.*(a)..............  95,536     5,775,151
                                                           -------------
                                                              55,124,093
                                                           -------------
       ENERGY EQUIPMENT & SERVICES - 4.1%
       Actuant Corp. - Class A(a).................  96,423     6,080,434
       Dril-Quip, Inc.*(a)........................ 139,475     6,269,401
       FMC Technologies, Inc.*(a)................. 105,019     8,319,605
       Input/Output, Inc.*(a)..................... 363,152     5,668,803
       TETRA Technology, Inc.*(a)................. 328,794     7,085,511
                                                           -------------
                                                              33,423,754
                                                           -------------
       FINANCIAL - DIVERSIFIED - 3.2%
       Affiliated Managers Group, Inc.*(a)........  74,944     9,649,790
       Greenhill & Co., Inc.(a)...................  96,726     6,646,044
       Jackson Hewitt Tax Service, Inc.(a)........ 128,540     3,613,259
       National Financial Partners Corp.(a)....... 128,382     5,945,370
                                                           -------------
                                                              25,854,463
                                                           -------------
       FOOD & DRUG RETAILING - 1.7%
       Longs Drug Stores Corp.(a)................. 140,637     7,386,255
       Performance Food Group Co.*(a)............. 201,293     6,540,010
                                                           -------------
                                                              13,926,265
                                                           -------------
       FOOD PRODUCTS - 0.7%
       Ralcorp Holdings, Inc.*(a)................. 106,968     5,717,440
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 6.6%
       Accuray, Inc.*(a)..........................  34,711       769,890
       Advanced Magnetics Inc.*...................  48,043     2,794,181
       American Medical Systems Holdings, Inc.*(a) 350,857     6,329,460
       Cepheid, Inc.*............................. 158,604     2,315,618
       Gen-Probe, Inc.*(a)........................ 115,810     6,997,240
       Home Diagnostics, Inc.*.................... 192,800     2,269,256
       Integra LifeSciences Holdings*(a).......... 129,248     6,387,436
       Kyphon, Inc.*(a)........................... 112,238     5,404,260
       Mentor Corp.(a)............................ 117,569     4,782,707
       NuVasive, Inc.*(a)......................... 278,544     7,523,473
       Palomar Medical Technologies, Inc.*(a).....  61,115     2,121,302
       Wright Medical Group, Inc.*(a)............. 258,173     6,227,133
                                                           -------------
                                                              53,921,956
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 5.0%
       Genesis HealthCare Corp.*(a)............... 122,851     8,405,465
       LifePoint Hospitals, Inc.*(a).............. 171,147     6,619,966
       Magellan Health Services, Inc.*(a)......... 121,864     5,663,020
       PAREXEL International Corp.*(a)............ 159,665     6,715,510
       Pediatrix Medical Group, Inc.*(a).......... 100,657     5,551,234
       VCA Antech, Inc.*(a)....................... 215,688     8,129,281
                                                           -------------
                                                              41,084,476
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 3.6%
        Choice Hotels International, Inc.(a)..... 124,240 $   4,909,965
        Jack in the Box, Inc.*(a)................  83,447     5,919,730
        Live Nation, Inc.*(a).................... 234,612     5,250,617
        National CineMedia, Inc.*(a)............. 149,322     4,182,509
        P.F. Chang's China Bistro, Inc.*(a)...... 139,021     4,893,539
        RARE Hospitality International, Inc.*(a). 157,780     4,223,771
                                                          -------------
                                                             29,380,131
                                                          -------------
        HOUSEHOLD DURABLES - 1.7%
        Interface, Inc. - Class A(a)............. 357,948     6,750,899
        Tempur-Pedic International, Inc.(a)...... 263,942     6,836,098
                                                          -------------
                                                             13,586,997
                                                          -------------
        HOUSEHOLD PRODUCTS - 1.0%
        Church & Dwight, Inc.(a)................. 168,005     8,141,522
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 1.0%
        Chemed Corp.(a).......................... 117,927     7,817,381
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 0.9%
        Ceradyne, Inc.*(a)....................... 103,202     7,632,820
                                                          -------------
        INSURANCE - 2.3%
        HCC Insurance Holdings, Inc.(a).......... 182,582     6,100,064
        ProAssurance Corp.*(a)................... 115,889     6,451,541
        Security Capital Assurance, Ltd.(a)...... 193,037     5,959,052
                                                          -------------
                                                             18,510,657
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 3.2%
        DealerTrack Holdings, Inc.*(a)........... 161,235     5,939,897
        F5 Networks, Inc.*(a).................... 104,950     8,458,970
        Shutterfly, Inc.*(a)..................... 165,276     3,561,698
        ValueClick, Inc.*(a)..................... 274,098     8,074,927
                                                          -------------
                                                             26,035,492
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 0.7%
        Marvel Entertainment, Inc.*(a)........... 213,790     5,447,369
                                                          -------------
        MACHINERY - 1.1%
        Bucyrus International, Inc. - Class A(a). 130,625     9,245,638
                                                          -------------
        METALS & MINING - 1.1%
        Carpenter Technology Corp.(a)............  69,953     9,115,575
                                                          -------------
        OIL & GAS - 3.3%
        Bill Barrett Corp.*(a)................... 172,808     6,364,518
        Core Laboratories N.V.*(a)...............  70,294     7,148,197
        Unit Corp.*(a)........................... 139,124     8,752,291
        Whiting Petroleum Corp.*(a).............. 118,609     4,806,037
                                                          -------------
                                                             27,071,043
                                                          -------------
        PHARMACEUTICALS - 3.0%
        Human Genome Sciences, Inc.*(a).......... 279,841     2,496,182
        Medicines Co. (The)*(a).................. 216,254     3,810,395
        Medicis Pharmaceutical Corp. - Class A(a) 171,681     5,243,138
        Santarus, Inc.*(a)....................... 327,895     1,695,217
        Sciele Pharma, Inc.*(a).................. 240,931     5,676,334
        United Therapeutics Corp.*(a)............  86,334     5,504,656
                                                          -------------
                                                             24,425,922
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 0.6%
        BioMed Realty Trust, Inc. (REIT)(a)....... 193,384 $   4,857,806
                                                           -------------
        RETAIL - SPECIALTY - 4.2%
        Bebe Stores, Inc.(a)...................... 253,525     4,058,935
        Children's Place Retail Stores, Inc.*(a)..  92,189     4,760,640
        Dick's Sporting Goods, Inc.*(a)........... 117,658     6,844,166
        DSW, Inc. - Class A*(a)................... 158,369     5,514,409
        HOT Topic, Inc.*(a)....................... 576,399     6,265,457
        Zumiez, Inc.*(a).......................... 183,814     6,944,493
                                                           -------------
                                                              34,388,100
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.6%
        Cirrus Logic, Inc.*(a).................... 721,830     5,991,189
        Diodes, Inc.*(a).......................... 165,755     6,923,586
        Emulex Corp.*(a).......................... 368,144     8,040,265
        FormFactor, Inc.*(a)...................... 124,345     4,762,414
        Microsemi Corp.*(a)....................... 338,151     8,098,716
        MPS Group, Inc.*(a)....................... 365,578     4,887,778
        Power Integrations, Inc.*(a).............. 237,993     6,235,417
        Silicon Laboratories, Inc.*(a)............ 176,893     6,122,267
        SiRF Technology Holdings, Inc.*(a)........ 161,217     3,343,641
        Tessera Technologies, Inc.*(a)............ 194,995     7,907,047
        Varian Semiconductor Equipment Associates,
          Inc.*(a)................................ 212,889     8,528,333
        Varian, Inc.*(a).......................... 144,763     7,937,355
                                                           -------------
                                                              78,778,008
                                                           -------------
        SOFTWARE - 7.0%
        ANSYS, Inc.*(a)........................... 264,985     7,022,103
        Blackboard, Inc.*(a)...................... 221,385     9,324,736
        Eclipsys Corp.*(a)........................ 309,756     6,133,169
        Informatica Corp.*(a)..................... 427,884     6,319,847
        JDA Software Group, Inc.*................. 220,008     4,318,757
        Lawson Software, Inc.*(a)................. 804,255     7,954,082
        MICROS Systems, Inc.*(a).................. 135,722     7,383,277
        Omniture, Inc.*(a)........................ 107,470     2,463,212
        THQ, Inc.*(a)............................. 225,789     6,891,080
                                                           -------------
                                                              57,810,263
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
        NeuStar, Inc. - Class A*(a)............... 193,573     5,607,810
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 2.1%
        Dobson Communications Corp. - Class A*(a). 647,293     7,191,425
        SBA Communications Corp.*(a).............. 310,824    10,440,578
                                                           -------------
                                                              17,632,003
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.8%
        Warnaco Group, Inc. (The)*(a)............. 164,373     6,466,434
                                                           -------------
        TRANSPORTATION - 2.9%
        American Commercial Lines, Inc.*(a)....... 194,342     5,062,609
        Forward Air Corp.(a)...................... 163,267     5,565,772
        Hub Group, Inc. - Class A*(a)............. 184,347     6,481,641

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - CONTINUED
     Knight Transportation, Inc.(a).............     337,166 $   6,534,277
                                                             -------------
                                                                23,644,299
                                                             -------------
     Total Common Stocks
     (Cost $646,716,778)                                       793,919,537
                                                             -------------

     SHORT-TERM INVESTMENT - 3.4%
     State Street Bank & Trust Co.,
       Repurchase Agreement dated 06/29/07
       at 4.850% to be repurchased at
       $27,957,295 on 07/02/07 collateralized
       by $28,875,000 FHLB at 4.375% due
       09/17/10 with a value of $28,506,555.
       (Cost - $27,946,000)..................... $27,946,000    27,946,000
                                                             -------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $674,662,778)                                       821,865,537
                                                             -------------

     Other Assets and Liabilities (net) - (0.3)%                (2,165,692)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 819,699,845
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $204,191,361 and the collateral received consisted of cash in the amount of $209,227,276.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

MET/AIM SMALL CAP GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                             $  793,919,537
   Repurchase Agreement                                            27,946,000
   Cash                                                                   396
   Collateral for securities on loan                              209,227,276
   Receivable for investments sold                                  9,131,707
   Receivable for Trust shares sold                                   831,533
   Dividends receivable                                               255,929
   Interest receivable                                                  7,530
                                                               --------------
     Total assets                                               1,041,319,908
                                                               --------------
LIABILITIES
   Payables for:
     Investments purchased                                         11,104,769
     Trust shares redeemed                                            422,921
     Distribution and services fees - Class B                          63,747
     Distribution and services fees - Class E                           2,025
     Collateral for securities on loan                            209,227,276
     Investment advisory fee payable (Note 3)                         572,335
     Administration fee payable                                         8,733
     Custodian and accounting fees payable                            140,758
   Accrued expenses                                                    77,499
                                                               --------------
     Total liabilities                                            221,620,063
                                                               --------------
NET ASSETS                                                     $  819,699,845
                                                               ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                             $  642,408,820
   Accumulated net realized gain                                   32,152,275
   Unrealized appreciation on investments and foreign
    currency                                                      147,202,759
   Accumulated net investment loss                                 (2,064,009)
                                                               --------------
     Total                                                     $  819,699,845
                                                               ==============
NET ASSETS
   Class A                                                     $  491,991,666
                                                               ==============
   Class B                                                        311,093,514
                                                               ==============
   Class E                                                         16,614,665
                                                               ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                         32,751,953
                                                               ==============
   Class B                                                         20,960,855
                                                               ==============
   Class E                                                          1,109,896
                                                               ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                     $        15.02
                                                               ==============
   Class B                                                              14.84
                                                               ==============
   Class E                                                              14.97
                                                               ==============

------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements         $  646,716,778

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                $   790,939
   Interest (2)                                                     675,772
                                                                -----------
       Total investment income                                    1,466,711
                                                                -----------
EXPENSES:
   Investment advisory fee (Note 3)                               3,023,221
   Administration fees                                               25,982
   Custody and accounting fees                                       22,900
   Distribution fee - Class B                                       373,883
   Distribution fee - Class E                                        11,720
   Transfer agent fees                                               14,078
   Audit                                                             12,123
   Legal                                                              7,784
   Trustee fees and expenses                                          7,964
   Shareholder reporting                                             30,615
   Insurance                                                          4,757
   Other                                                              2,118
                                                                -----------
       Total expenses                                             3,537,145
       Less broker commission recapture                              (6,425)
                                                                -----------
   Net expenses                                                   3,530,720
                                                                -----------
   Net investment loss                                           (2,064,009)
                                                                -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                               32,476,947
       Futures contracts                                             71,162
       Foreign currency                                                 (20)
                                                                -----------
   Net realized gain on investments, futures contracts and
       foreign currency                                          32,548,089
                                                                -----------
   Net change in unrealized appreciation on:
       Investments                                               51,170,101
       Foreign currency                                                   6
                                                                -----------
   Net change in unrealized appreciation on investments and
       foreign currency                                          51,170,107
                                                                -----------
   Net realized and change in unrealized gain on
       investments, futures contracts and foreign currency       83,718,196
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $81,654,187
                                                                ===========

----------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                 $         3
(2)Interest income includes securities lending income of:           130,428

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

MET/AIM SMALL CAP GROWTH PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $ (2,064,009) $ (4,174,292)
   Net realized gain on investments, futures contracts and foreign
       currency                                                            32,548,089    53,011,811
   Net change in unrealized appreciation on investments and foreign
       currency                                                            51,170,107    30,569,147
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    81,654,187    79,406,666
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (5,267,476)  (36,089,546)
     Class B                                                               (4,315,129)  (43,349,536)
     Class E                                                                 (224,880)   (2,000,985)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (9,807,485)  (81,440,067)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                              137,958,139   118,659,501
     Class B                                                               18,249,357    16,982,858
     Class E                                                                2,349,574     2,951,893
   Net asset value of shares issued through acquisition
     Class A                                                                       --     9,138,167
     Class B                                                                       --            --
     Class E                                                                       --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                5,267,476    36,089,546
     Class B                                                                4,315,129    43,349,536
     Class E                                                                  224,880     2,000,985
   Cost of shares repurchased
     Class A                                                              (19,877,315)  (51,306,019)
     Class B                                                              (42,008,278)  (54,585,272)
     Class E                                                               (3,003,727)   (2,768,455)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             103,475,235   120,512,740
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              175,321,937   118,479,339
   Net assets at beginning of period                                      644,377,908   525,898,569
                                                                         ------------  ------------
   Net assets at end of period                                           $819,699,845  $644,377,908
                                                                         ============  ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $ (2,064,009) $         --
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR
PERIOD ENDED:

                                                                         CLASS A
MET/AIM SMALL CAP GROWTH PORTFOLIO       --------------------------------------------------------------------
                                         FOR THE PERIOD
                                             ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                         JUNE 30, 2007  -----------------------------------------------------
                                          (UNAUDITED)      2006       2005        2004        2003      2002(B)
                                         -------------- ------     ------      ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....     $13.53     $13.66     $12.84      $12.03      $ 8.65     $ 11.85
                                             ------     ------     ------      ------      ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................      (0.03)(a)  (0.08)(a)  (0.07)(a)   (0.09)(a)   (0.08)(a)   (0.11)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................       1.73       1.97       1.18        0.90        3.46       (3.09)
                                             ------     ------     ------      ------      ------     -------
Total from Investment Operations........       1.70       1.89       1.11        0.81        3.38       (3.20)
                                             ------     ------     ------      ------      ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....         --         --         --          --          --          --
Distributions from Net Realized Capital
  Gains.................................      (0.21)     (2.02)     (0.29)         --          --          --
                                             ------     ------     ------      ------      ------     -------
Total Distributions.....................      (0.21)     (2.02)     (0.29)         --          --          --
                                             ------     ------     ------      ------      ------     -------
NET ASSET VALUE, END OF PERIOD..........     $15.02     $13.53     $13.66      $12.84      $12.03     $  8.65
                                             ======     ======     ======      ======      ======     =======
TOTAL RETURN                                  12.60 %    13.91 %     8.59 %      6.73 %     39.08 %    (27.00)%
Ratio of Expenses to Average Net
  Assets**..............................       0.90 %*    0.97 %     0.99 %      1.03 %      1.04 %      1.05 %*
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................        N/A        N/A        N/A         N/A         N/A        1.03 %*
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......       0.90 %*    0.98 %     0.96 %(c)   1.02 %(c)   1.16 %      2.10 %*
Ratio of Net Investment Loss to Average
  Net Assets............................      (0.47)%*   (0.58)%    (0.53)%     (0.74)%     (0.78)%     (0.64)%*
Portfolio Turnover Rate.................       19.5 %     56.4 %     74.8 %      94.9 %      29.8 %      19.5 %
Net Assets, End of Period (in millions).     $492.0     $329.3     $215.4       $92.5        $6.2        $6.7

                                                                         CLASS B
                                         --------------------------------------------------------------------
                                         FOR THE PERIOD
                                             ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                         JUNE 30, 2007  -----------------------------------------------------
                                          (UNAUDITED)      2006       2005        2004        2003       2002
                                         -------------- ------     ------      ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....     $13.39     $13.51     $12.74      $11.97      $ 8.62      $11.89
                                             ------     ------     ------      ------      ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................      (0.05)(a)  (0.11)(a)  (0.10)(a)   (0.12)(a)   (0.11)(a)   (0.08)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................       1.71       2.01       1.16        0.89        3.46       (3.19)
                                             ------     ------     ------      ------      ------     -------
Total from Investment Operations........       1.66       1.90       1.06        0.77        3.35       (3.27)
                                             ------     ------     ------      ------      ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....         --         --         --          --          --          --
Distributions from Net Realized Capital
  Gains.................................      (0.21)     (2.02)     (0.29)         --          --          --
                                             ------     ------     ------      ------      ------     -------
Total Distributions.....................      (0.21)     (2.02)     (0.29)         --          --          --
                                             ------     ------     ------      ------      ------     -------
NET ASSET VALUE, END OF PERIOD..........     $14.84     $13.39     $13.51      $12.74      $11.97     $  8.62
                                             ======     ======     ======      ======      ======     =======
TOTAL RETURN                                  12.44 %    14.18 %    8.27 %       6.43 %     38.86 %    (27.50)%
Ratio of Expenses to Average Net
  Assets**..............................       1.15 %*    1.21 %    1.25 %       1.29 %      1.30 %      1.30 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................        N/A        N/A        N/A         N/A         N/A        1.28 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......       1.15 %*    1.23 %    1.20 %(c)    1.23 %(c)   1.36 %      2.32 %
Ratio of Net Investment Loss to Average
  Net Assets............................      (0.74)%*   (0.83)%    (0.80)%     (1.03)%     (1.04)%     (0.87)%
Portfolio Turnover Rate.................       19.5 %     56.4 %    74.8 %       94.9 %      29.8 %      19.5 %
Net Assets, End of Period (in millions).     $311.1     $299.7     $297.1      $309.7      $206.3       $47.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deffered Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


MET/AIM SMALL CAP GROWTH PORTFOLIO                                     -------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                       JUNE 30, 2007  ----------
                                                                        (UNAUDITED)      2006
                                                                       -------------- ------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $13.50     $13.60
                                                                           ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................      (0.05)(a)  (0.10)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................       1.73       2.02
                                                                           ------     ------
Total from Investment Operations......................................       1.68       1.92
                                                                           ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         --         --
Distributions from Net Realized Capital Gains.........................      (0.21)     (2.02)
                                                                           ------     ------
Total Distributions...................................................      (0.21)     (2.02)
                                                                           ------     ------
NET ASSET VALUE, END OF PERIOD........................................     $14.97     $13.50
                                                                           ======     ======
TOTAL RETURN                                                                12.48 %    14.25 %
Ratio of Expenses to Average Net Assets**.............................       1.05 %*    1.11 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........        N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       1.05 %*    1.13 %
Ratio of Net Investment Loss to Average Net Assets....................      (0.64)%*   (0.73)%
Portfolio Turnover Rate...............................................       19.5 %     56.4 %
Net Assets, End of Period (in millions)...............................      $16.6      $15.4

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                              CLASS E
MET/AIM SMALL CAP GROWTH PORTFOLIO                                     -------------------------------------------

                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------------
                                                                          2005        2004        2003      2002(B)
                                                                       ------      ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $12.80      $12.01      $ 8.64     $ 11.54
                                                                       ------      ------      ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................  (0.09)(a)   (0.11)(a)   (0.10)(a)   (0.05)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.18        0.90        3.47       (2.85)
                                                                       ------      ------      ------     -------
Total from Investment Operations......................................   1.09        0.79        3.37       (2.90)
                                                                       ------      ------      ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --          --          --          --
Distributions from Net Realized Capital Gains.........................  (0.29)         --          --          --
                                                                       ------      ------      ------     -------
Total Distributions...................................................  (0.29)         --          --          --
                                                                       ------      ------      ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $13.60      $12.80      $12.01     $  8.64
                                                                       ======      ======      ======     =======
TOTAL RETURN                                                             8.46 %      6.58 %     39.00 %    (25.13)%
Ratio of Expenses to Average Net Assets**.............................   1.15 %      1.18 %      1.20 %      1.20 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A         N/A         N/A        1.18 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.11 %(c)   1.13 %(c)   1.25 %      2.23 %*
Ratio of Net Investment Loss to Average Net Assets....................  (0.70)%     (0.93)%     (0.94)%     (0.77)%*
Portfolio Turnover Rate...............................................   74.8 %      94.9 %      29.8 %      19.5 %
Net Assets, End of Period (in millions)...............................  $13.4       $12.4        $8.6        $1.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Met/AIM Small Cap Growth Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with AIM Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                   for the period ended
Portfolio                             June 30, 2007     % per annum Average Daily Assets
---------                          -------------------- ----------- --------------------

Met/AIM Small Cap Growth Portfolio      $3,023,221         0.88%     First $500 Million

                                                           0.83%     Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
                                               Limitation Agreement
                                              ----------------------
           Portfolio                          Class A Class B Class E
           ---------                          ------- ------- -------

           Met/AIM Small Cap Growth Portfolio  1.05%   1.30%   1.20%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                                                       Net
                                                         Shares Issued   Shares Issued              Increase
                                                         in Connection      Through                (Decrease)
                                   Beginning   Shares   with Acquisition   Dividend      Shares     in Shares    Ending
                                    Shares      Sold        (Note 8)     Reinvestment  Repurchased Outstanding   Shares
-                                  ---------- --------- ---------------- ------------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio

 Class A

 06/30/2007                        24,328,070 9,443,607          --          365,036   (1,384,760)  8,423,883  32,751,953
 12/31/2006                        15,763,026 8,980,141     670,445        2,655,666   (3,741,208)  8,565,044  24,328,070

 Class B

 06/30/2007                        22,380,780 1,254,862          --          302,604   (2,977,391) (1,419,925) 20,960,855
 12/31/2006                        21,984,528 1,275,548          --        3,232,721   (4,112,017)    396,252  22,380,780

 Class E

 06/30/2007                         1,144,249   160,281          --           15,627     (210,261)    (34,353)  1,109,896
 12/31/2006                           987,075   217,495          --          148,096     (208,417)    157,174   1,144,249

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio       $--        $218,899,687        $--        $133,616,024

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross        Gross
                                    Income Tax   Unrealized   Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation Depreciation   Appreciation
---------                          ------------ ------------ ------------  --------------

Met/AIM Small Cap Growth Portfolio $674,662,778 $161,472,483 $(14,269,724)  $147,202,759

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of     Value of
                                              Securities   Collateral
                                             ------------ ------------

          Met/AIM Small Cap Growth Portfolio $204,191,361 $209,227,276

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                   Ordinary Income  Long-Term Capital Gain           Total
-                                  ---------------- ----------------------- -----------------------
                                      2006     2005    2006        2005        2006        2005
-                                  ----------- ---- ----------- ----------- ----------- -----------

Met/AIM Small Cap Growth Portfolio $15,555,529 $--  $65,884,537 $10,822,850 $81,440,066 $10,822,850

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals       Total
                                   ------------- ------------- ------------ ------------------ ------------

Met/AIM Small Cap Growth Portfolio  $1,389,889    $8,419,138   $95,635,293         $--         $105,444,320

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Met/AIM Small Cap Growth Portfolio ("Met/AIM") acquired all of the net assets of Style Focus Series: Small Cap Growth Portfolio, a series of The Travelers Series Trust ("Style Focus"), pursuant to a plan of reorganization approved by Style Focus shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 670,445 Class A shares of Met/AIM (valued at $9.1 million) in exchange for the 715,654 Class A shares of Style Focus outstanding on April 28, 2006. Style Focus Class A net assets at that date ($9.1 million), including $1,296,475 of unrealized appreciation were combined with those of Met/AIM Class A. The cost of securities acquired in the tax-free exchange by Met/AIM from Style Focus was $7,888,935. The aggregate Class A net assets of Met/AIM and Style Focus immediately before the acquisition were $271,272,413 and $9,138,167, respectively. The aggregate Class A net assets of Met/AIM immediately after the acquisition were $280,410,580.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                              MetLife Aggressive
                              Strategy Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

For the six months ended June 30, 2007, the MetLife Aggressive Strategy Portfolio gained 6.98%. This compares to a 7.56% return for the Dow Jones Wilshire 5000 Index and a 7.97% return for the blended benchmark (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000, 19% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

The U.S. equity markets continued the positive momentum from the beginning of the year as strong gains culminated in early June with records highs for the Dow and S&P 500 Indexes. The primary driver of the rally was strong corporate profits resulting from strong overseas demand and a weaker dollar. Stock markets moved higher both in the U.S. and abroad despite signs of a slowing economy in the U.S. and ongoing concerns about inflation. Other concerns also included credit-related problems such as the ongoing subprime lending issue and some high-profile losses in the hedge fund industry. Despite the concerns mentioned above investors pointed towards strong economic growth outside the U.S. and a boom in merger activity (a 90% increase over the second quarter of 2006) as positive signs for the global economy overall. The bond market experienced rising yields as investors sought slightly higher premiums on high yield and mortgage related debt securities. The Federal Reserve stayed on hold, indicating a reluctance to cut U.S. rates due to concerns about inflation.

During the period strong performance in the small and mid cap sectors due to favorable market conditions contributed to performance specifically the Met/AIM Small Cap Growth Portfolio and the Turner Mid-Cap Growth Portfolio. Another notable positive was our position in the Third Avenue Small Cap Value Portfolio whose out-performance was driven by appreciation from various holdings within the oil, gas and energy sectors.

Also contributing to overall performance were the Davis Venture Value and the Van Kampen Comstock Portfolios. Stock selection within the financials sector and a modest overweight to the energy sector drove performance for the Davis Venture Value Portfolio while stock picks within the technology sector increased returns for the Van Kampen Comstock Portfolio. On the international side, the MFS Research International Portfolio added to performance due to continued strength in foreign markets. The MFS(R) Emerging Markets Equity Portfolio also contributed to absolute returns as emerging-markets stocks continued to rally.

Equity performance was adversely impacted by exposure to the healthcare sector for the Legg Mason Partners Aggressive Growth Portfolio. A general underweighting in energy stocks hurt performance for the Legg Mason Value Equity Portfolio and the Lord Abbett Growth and Income Portfolio. Finally, the Jennison Growth Portfolio's stock selection in the consumer discretionary sector detracted from performance. On the fixed income side, the PIMCO Total Return Portfolio was also a detractor due to above-index duration as interest rates rose over the period.

A correction in the real estate securities market occurred after a significant period of out-performance. The Neuberger Berman Real Estate Portfolio, as a result, was the largest detractor from absolute performance during the period. The allocation to real estate has provided significant returns over the past few years and the asset class continues to offer diversification benefits for the Portfolio.

The Portfolio allocations were adjusted in early May 2007. Specifically, we added real estate exposure for greater diversification and rebalanced the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Van Kampen Comstock Portfolio (Class A)                     11.86%
      --------------------------------------------------------------------
      Davis Venture Value Portfolio (Class A)                     11.03%
      --------------------------------------------------------------------
      Lord Abbett Growth and Income Portfolio (Class A)           11.00%
      --------------------------------------------------------------------
      Legg Mason Partners Aggressive Growth Portfolio (Class A)    9.94%
      --------------------------------------------------------------------
      Third Avenue Small Cap Value Portfolio (Class A)             8.97%
      --------------------------------------------------------------------
      Legg Mason Value Equity Portfolio (Class A)                  8.91%
      --------------------------------------------------------------------
      Harris Oakmark Focused Value Portfolio (Class A)             8.20%
      --------------------------------------------------------------------
      Harris Oakmark International Portfolio (Class A)             5.87%
      --------------------------------------------------------------------
      MFS(R) Research International Portfolio (Class A)            5.09%
      --------------------------------------------------------------------
      MFS(R) Emerging Markets Portfolio (Class A)                  4.15%
      --------------------------------------------------------------------
      Met/AIM Small Growth Portfolio (Class A)                     4.07%
      --------------------------------------------------------------------
      Jennison Growth Portfolio (Class A)                          2.99%
      --------------------------------------------------------------------
      RCM Technology Portfolio (Class A)                           2.12%
      --------------------------------------------------------------------
      Turner Mid-Cap Growth Portfolio (Class A)                    2.06%
      --------------------------------------------------------------------
      Goldman Sachs Mid-Cap Value Portfolio (Class A)              1.96%
      --------------------------------------------------------------------
      Neuberger Berman Real Estate Portfolio (Class A)             1.78%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. WILSHIRE 5000 EQUITY INDEX/1/ AND
                        AGGRESSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                MetLife Aggressive     Wilshire 5000         Aggresive
                Strategy Portfolio      Equity Index      Blended Benchmark
                ------------------     -------------      -----------------
 11/3/2004           $10,000              $10,000             $10,000
12/31/2004            10,715               10,843              10,713
12/31/2005            11,828               11,535              11,537
12/31/2006            13,440               13,354              13,528
 6/30/2007            14,378               14,363              15,702




    ---------------------------------------------------------------
                                    Average Annual Return/3/
                                    (for the period ended 6/30/07)
    ---------------------------------------------------------------
                                    1 Year    Since Inception/4/
    ---------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A              18.23%         17.03%
--   Class B                        17.89%         14.64%
    ---------------------------------------------------------------
--  Wilshire 5000 Equity Index/1/   20.46%         14.54%
    ---------------------------------------------------------------
- - Aggressive Blended Benchmark/2/ 20.98%         15.26%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE(R) Index") and 5% Citigroup 3-Month Treasury Bill Index.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,070.40       $0.51
  Hypothetical (5% return before expenses)     1,000.00      1,024.30        0.50
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,069.80       $1.80
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)*.............................  2,626,288 $ 98,091,841
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)..............................  1,210,638   17,457,406
       Harris Oakmark Focused Value Portfolio
         (Class A)*.............................    290,382   72,790,098
       Harris Oakmark International Portfolio
         (Class A)..............................  2,772,830   52,212,390
       Jennison Growth Portfolio (Class A)*.....  2,081,297   26,619,790
       Legg Mason Partners Aggressive Growth
         Portfolio (Class A).................... 11,380,356   88,425,368
       Legg Mason Value Equity Portfolio
         (Class A)..............................  6,759,007   79,215,564
       Lord Abbett Growth and Income Portfolio
         (Class A)..............................  3,332,559   97,810,601
       Met/AIM Small Cap Growth Portfolio
         (Class A)..............................  2,409,815   36,195,415
       MFS(R) Emerging Markets Equity Portfolio
         (Class A)..............................  3,066,313   36,949,072
       MFS(R) Research International Portfolio
         (Class A)..............................  3,220,871   45,221,023
       Neuberger Berman Real Estate Portfolio
         (Class A)..............................  1,038,378   15,856,030
       RCM Technology Portfolio (Class A).......  3,283,125   18,845,140
       Third Avenue Small Cap Value Portfolio
         (Class A)..............................  4,605,089   79,760,146
       Turner Mid-Cap Growth Portfolio
         (Class A)..............................  1,309,410   18,357,923
       Van Kampen Comstock Portfolio
         (Class A)..............................  8,623,130  105,460,876
                                                            ------------
       Total Investment Company Securities
       (Cost $806,030,922)                                   889,268,683
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $806,030,922)                                   889,268,683
                                                            ------------

       Other Assets and Liabilities (net) - 0.0%                (299,623)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $888,969,060
                                                            ============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                  $889,268,683
   Receivable for Trust shares sold                      439,199
                                                    ------------
      Total assets                                   889,707,882
                                                    ------------
LIABILITIES
   Payables for:
      Investments purchased                              204,825
      Trust shares redeemed                              234,373
      Distribution and services fees--Class B            183,646
      Investment advisory fee payable (Note 3)            65,305
      Administration fee payable                           1,901
      Custodian and accounting fees payable               23,580
   Accrued expenses                                       25,192
                                                    ------------
      Total liabilities                                  738,822
                                                    ------------
NET ASSETS                                          $888,969,060
                                                    ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $739,774,048
   Accumulated net realized gain                      61,367,590
   Unrealized appreciation on investments             83,237,761
   Undistributed net investment income                 4,589,661
                                                    ------------
      Total                                         $888,969,060
                                                    ============
NET ASSETS
   Class A                                          $    255,193
                                                    ============
   Class B                                           888,713,867
                                                    ============
CAPITAL SHARES OUTSTANDING
   Class A                                                19,490
                                                    ============
   Class B                                            67,940,770
                                                    ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                          $      13.09
                                                    ============
   Class B                                                 13.08
                                                    ============

----------------------------------------------------------------
*Investments at cost                                $806,030,922

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 6,095,342
                                                                          -----------
       Total investment income                                              6,095,342
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           386,326
   Administration fees                                                         11,901
   Custody and accounting fees                                                  5,016
   Distribution fee--Class B                                                1,080,740
   Transfer agent fees                                                          3,860
   Audit                                                                        7,415
   Legal                                                                        7,452
   Trustee fees and expenses                                                    6,767
   Insurance                                                                      379
   Other                                                                        1,209
                                                                          -----------
       Total expenses                                                       1,511,065
       Less fees waived and expenses reimbursed by the Manager                 (5,386)
                                                                          -----------
   Net expenses                                                             1,505,679
                                                                          -----------
   Net investment income                                                    4,589,663
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                         19,072,568
       Capital gain distributions from underlying Portfolios               42,744,019
                                                                          -----------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          61,816,587
                                                                          -----------
   Net change in unrealized depreciation on:
       Investments                                                         (7,705,258)
                                                                          -----------
   Net change in unrealized depreciation on investments                    (7,705,258)
                                                                          -----------
   Net realized and change in unrealized gain on investments               54,111,329
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $58,700,992
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


METLIFE AGGRESSIVE STRATEGY PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  4,589,663  $ 11,122,847
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          61,816,587    52,452,182
   Net change in unrealized appreciation (depreciation) on investments     (7,705,258)   35,313,603
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    58,700,992    98,888,632
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (5,064)         (271)
     Class B                                                              (11,117,773)      (73,934)
   From net realized gains
     Class A                                                                  (20,518)       (1,057)
     Class B                                                              (52,826,561)   (5,375,233)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (63,969,916)   (5,450,495)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                   84,875       228,293
     Class B                                                               63,137,224   170,137,151
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                   25,582         1,328
     Class B                                                               63,944,334     5,449,167
   Cost of shares repurchased
     Class A                                                                 (108,937)      (69,933)
     Class B                                                              (89,029,017)  (74,797,308)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              38,054,061   100,948,698
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               32,785,137   194,386,835
   Net assets at beginning of period                                      856,183,923   661,797,088
                                                                         ------------  ------------
   Net assets at end of period                                           $888,969,060  $856,183,923
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  4,589,661  $ 11,122,835
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                       CLASS A
METLIFE AGGRESSIVE STRATEGY PORTFOLIO                                    --------------------------------
                                                                         FOR THE PERIOD  FOR THE YEARS ENDED
                                                                             ENDED          DECEMBER 31,
                                                                         JUNE 30, 2007  -----------------
                                                                          (UNAUDITED)      2006     2005(B)
                                                                         -------------- ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $13.21     $11.68     $10.27
                                                                             ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.14 (a)   0.22 (a)   0.77 (a)
Net Realized/Unrealized Gain on Investments.............................       0.77       1.42       0.79
                                                                             ------     ------     ------
Total from Investment Operations........................................       0.91       1.64       1.56
                                                                             ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.20)     (0.02)     (0.11)
Distributions from Net Realized Capital Gains...........................      (0.83)     (0.09)     (0.04)
                                                                             ------     ------     ------
Total Distributions.....................................................      (1.03)     (0.11)     (0.15)
                                                                             ------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $13.09     $13.21     $11.68
                                                                             ======     ======     ======
TOTAL RETURN                                                                   7.04%     14.10%     15.12%
Ratio of Expenses to Average Net Assets.................................       0.10%*     0.10%      0.12%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.10%*     0.11%      0.12%*
Ratio of Net Investment Income to Average Net Assets....................       2.11%*     1.75%      1.08%*
Portfolio Turnover Rate.................................................       13.5%      26.0%      18.3%
Net Assets, End of Period (in millions).................................       $0.3       $0.3       $0.1

                                                                                             CLASS B
                                                                         -------------------------------------------
                                                                         FOR THE PERIOD
                                                                             ENDED      FOR THE YEARS ENDED DECEMBER 31,
                                                                         JUNE 30, 2007  ----------------------------
                                                                          (UNAUDITED)      2006      2005      2004(C)
                                                                         -------------- ------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $13.18     $11.68     $10.69     $10.00
                                                                             ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.07 (a)   0.18 (a)   0.20 (a)   0.08 (a)
Net Realized/Unrealized Gain on Investments.............................       0.83       1.41       0.91       0.64
                                                                             ------     ------     ------     ------
Total from Investment Operations........................................       0.90       1.59       1.11       0.72
                                                                             ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.17)     (0.00)+    (0.08)     (0.03)
Distributions from Net Realized Capital Gains...........................      (0.83)     (0.09)     (0.04)        --
                                                                             ------     ------     ------     ------
Total Distributions.....................................................      (1.00)     (0.09)     (0.12)     (0.03)
                                                                             ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $13.08     $13.18     $11.68     $10.69
                                                                             ======     ======     ======     ======
TOTAL RETURN                                                                   6.98%     13.64%     10.38%      7.15%
Ratio of Expenses to Average Net Assets.................................       0.35%*     0.35%      0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.35%*     0.36%      0.37%      0.52%*
Ratio of Net Investment Income to Average Net Assets....................       1.06%*     1.45%      1.80%      4.77%*
Portfolio Turnover Rate.................................................       13.5%      26.0%      18.3%       0.0%(d)
Net Assets, End of Period (in millions).................................     $888.7     $855.9     $661.7     $304.5

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MetLife Aggressive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                      for the period ended
Portfolio                                June 30, 2007     % per annum    Average Daily Assets
---------                             -------------------- ----------- --------------------------

MetLife Aggressive Strategy Portfolio       $386,326           0.10%   First $500 Million

                                                              0.075%   $500 Million to $1 Billion

                                                               0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                   Expenses Deferred in
-                                                             -------------------------------
                                                               2004     2005    2006    2007
-                                      Maximum Expense Ratio  ------- -------- ------- ------
                                       under current Expense       Subject to repayment
                                       Limitation Agreement         until December 31,
-                                     ---------------------   -------------------------------
Portfolio                             Class A Class B Class E   2009     2010    2011    2012
---------                             ------- ------- ------- ------- -------- ------- ------

MetLife Aggressive Strategy Portfolio  0.10%   0.35%   0.25%* $32,989 $122,410 $98,966 $5,386

* Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                             Shares Issued             Net Increase
                                                                Through                 (Decrease)
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

 MetLife Aggressive Strategy Portfolio

 Class A

 06/30/2007                                19,506      6,365       1,991       (8,372)        (16)      19,490
 12/31/2006                                 6,826     18,200         107       (5,627)     12,680       19,506

 Class B

 06/30/2007                            64,934,609  4,779,702   4,980,088   (6,753,629)  3,006,161   67,940,770
 12/31/2006                            56,661,492 13,918,370     438,741   (6,083,994)  8,273,117   64,934,609

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                Purchases                        Sales
-                                     ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
-                                     --------------- -------------- --------------- --------------

MetLife Aggressive Strategy Portfolio       $--        $139,240,045        $--        $117,828,985

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
---------                             ------------ ------------ -------------- --------------

MetLife Aggressive Strategy Portfolio $806,030,922 $85,917,609   $(2,679,848)   $83,237,761

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                        Ordinary Income   Long-Term Capital Gain         Total
-                                     ------------------- ---------------------- ---------------------
                                        2006      2005       2006        2005       2006       2005
-                                     -------- ----------  ----------  --------  ---------- ----------

MetLife Aggressive Strategy Portfolio $777,025 $6,470,051 $4,673,469   $262,878  $5,450,494 $6,732,929

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
-                                     ------------- ------------- ------------ ------------------ ------------

MetLife Aggressive Strategy Portfolio  $11,375,507   $52,594,305  $90,494,124         $--         $154,463,936

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

                                                              Number of                                           Number of
                                                           shares held at   Shares purchased     Shares sold    shares held at
Security Description                                      December 31, 2006 during the period during the period June 30, 2007
--------------------                                      ----------------- ----------------- ----------------- --------------

Legg Mason Partners Aggressive Growth Portfolio - Class A    10,292,644         1,792,020          (704,308)      11,380,356

Legg Mason Value Equity Portfolio - Class A                   6,178,766         1,005,602          (425,361)       6,759,007

MFS(R) Emerging Markets Equity Portfolio - Class A            3,447,292           105,626          (486,605)       3,066,313

RCM Technology Portfolio - Class A                            6,507,944           425,386        (3,650,205)       3,283,125

Van Kampen Comstock Portfolio - Class A                       7,839,026         1,297,449          (513,345)       8,623,130

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED


                                                                                Net Realized Gain
                                                                                (Loss) on Capital
                                                            Net Realized Gain   Gain Distributions   Income earned
                                                          (Loss) on Investments  from Affiliates    from affiliate
Security Description                                        during the period   during the period  during the period Ending Value
--------------------                                      --------------------- ------------------ ----------------- ------------

Legg Mason Partners Aggressive Growth Portfolio - Class A      $  372,182           $7,925,416        $  194,618     $ 88,425,368

Legg Mason Value Equity Portfolio - Class A                       423,999               76,851             2,279       79,215,564

MFS(R) Emerging Markets Equity Portfolio - Class A                442,470                   --            28,794       36,949,072

RCM Technology Portfolio - Class A                              3,579,548            1,340,692                --       18,845,140

Van Kampen Comstock Portfolio - Class A                         1,114,732            1,978,590         1,479,962      105,460,876

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               MetLife Balanced
                              Strategy Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six months ended June 30, 2007, the MetLife Balanced Strategy Portfolio gained 5.83%. This compares to a 6.53% return of the MSCI Global Capital Markets Index and a 5.82% return for the blended benchmark (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000, 30% Lehman Brothers Universal, 13% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

The U.S. equity markets continued the positive momentum from the beginning of the year as strong gains culminated in early June with records highs for the Dow and S&P 500(R) Indexes. The primary driver of the rally was strong corporate profits resulting from strong overseas demand and a weaker dollar. Stock markets moved higher both in the U.S. and abroad despite signs of a slowing economy in the U.S. and ongoing concerns about inflation. Other concerns also included credit-related problems such as the ongoing subprime lending issue and some high-profile losses in the hedge fund industry. Despite the concerns mentioned above investors pointed towards strong economic growth outside the U.S. and a boom in merger activity (a 90% increase over the second quarter of 2006) as positive signs for the global economy overall. The bond market experienced rising yields as investors sought slightly higher premiums on high yield and mortgage related debt securities. The Federal Reserve stayed on hold, indicating a reluctance to cut U.S. rates due to concerns about inflation.

On the equity side, strong performance in the small and mid cap sectors due to favorable market conditions contributed to performance specifically the T. Rowe Price Mid-Cap Growth Portfolio and the Lazard Mid-Cap Portfolio. Another notable positive was our position in the Third Avenue Small Cap Value Portfolio whose out-performance was driven by appreciation from various holdings within the oil, gas and energy sectors.

Also contributing to overall performance were the Davis Venture Value and the Van Kampen Comstock Portfolios. Stock selection within the financials sector and a modest overweight to the energy sector drove performance for the Davis Venture Value Portfolio while stock picks within the technology sector increased returns for the Van Kampen Comstock Portfolio. On the international side, the MFS Research International Portfolio added to performance due to continued strength in foreign markets.

During the period our portfolio allocations to the international debt, convertibles and high yield sectors of the bond market were moderate contributors to performance. The Loomis Sayles Global Markets Portfolio and the Lord Abbett Bond Debenture Portfolio, both of which combine fixed income and equity, or equity-like, securities, were contributors to returns.

Equity performance was adversely impacted by exposure to the healthcare sector for the Legg Mason Partners Aggressive Growth Portfolio. A general underweighting in energy stocks hurt performance for the Legg Mason Value Equity Portfolio and the Lord Abbett Growth and Income Portfolio. Finally, the Jennison Growth Portfolio's stock selection in the consumer discretionary sector detracted from performance.

The Western Asset Management U.S. Government Portfolio detracted from performance due to slightly longer duration relative to the benchmark as well as structural exposure to agency mortgages. The PIMCO Total Return Portfolio was also a detractor due to above-index duration as interest rates rose over the period.

A correction in the real estate securities market occurred after a significant period of out-performance. The Neuberger Berman Real Estate Portfolio, as a result, was the largest detractor from absolute performance during the period. The allocation to real estate has provided significant returns over the past few years and the asset class continues to offer diversification benefits for the Portfolio.

The Portfolio allocations were adjusted in early May 2007. Specifically, we further diversified the fixed income component and rebalanced the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         10.81%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         8.05%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         7.95%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               7.04%
    -----------------------------------------------------------------------
    Legg Mason Value Equity Portfolio (Class A)                     6.96%
    -----------------------------------------------------------------------
    Third Avenue Small Cap Value Portfolio (Class A)                5.01%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  4.96%
    -----------------------------------------------------------------------
    Western Asset Management U.S. Government Portfolio (Class A)    4.95%
    -----------------------------------------------------------------------
    Harris Oakmark Focused Value Portfolio (Class A)                4.11%
    -----------------------------------------------------------------------
    Loomis Sayles Global Markets Portfolio (Class A)                4.11%
    -----------------------------------------------------------------------
    Legg Mason Partners Aggressive Growth Portfolio (Class A)       4.00%
    -----------------------------------------------------------------------
    Harris Oakmark International Portfolio (Class A)                3.94%
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond Portfolio (Class A)              3.92%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               3.07%
    -----------------------------------------------------------------------
    Lazard Mid-Cap Portfolio (Class A)                              3.06%
    -----------------------------------------------------------------------
    MFS(R) Emerging Markets Portfolio (Class A)                     2.09%
    -----------------------------------------------------------------------
    Turner Mid-Cap Growth Portfolio (Class A)                       2.07%
    -----------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                2.07%
    -----------------------------------------------------------------------
    Met/AIM Small Cap Growth Portfolio (Class A)                    2.04%
    -----------------------------------------------------------------------
    Oppenheimer Capital Appreciation Portfolio (Class A)            2.04%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             2.01%
    -----------------------------------------------------------------------
    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 1.97%
    -----------------------------------------------------------------------
    BlackRock High Yield Portfolio (Class A)                        1.97%
    -----------------------------------------------------------------------
    Neuberger Berman Real Estate Portfolio (Class A)                1.80%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


METLIFE BALANCED STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                       AND BALANCED BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                                                              MSCI Global
              MetLife Balanced          Balanced            Capital Markets
             Strategy Portfolio     Blended Benchmark          Index/SM/
             ------------------     -----------------       ---------------
 11/3/2004        $10,000               $10,000                $10,000
12/31/2004         10,419                10,501                 10,701
12/31/2005         11,161                11,144                 11,136
12/31/2006         12,497                12,627                 12,811
 6/30/2007         13,226                13,362                 13,648




    -------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the period ended 6/30/07)/3/
    -------------------------------------------------------------------------
                                           1 Year      Since Inception/4/
    -------------------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A                     15.73%           13.38%
--  Class B                                15.43%           11.10%
    -------------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 17.17%           12.44%
    -------------------------------------------------------------------------
- - Balanced Blended Benchmark/2/          16.31%           11.49%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index/SM/ includes 49 country indices. The MSCI Global Total Bond Index/SM/ an unmanaged index which is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,060.30       $0.31
  Hypothetical (5% return before expenses)     1,000.00      1,024.50        0.30
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,058.30       $1.58
  Hypothetical (5% return before expenses)     1,000.00      1,023.26        1.56
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.06% and 0.31% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     BlackRock High Yield Portfolio
       (Class A).............................. 14,595,107 $   120,847,489
     Davis Venture Value Portfolio (Class A)*. 13,233,667     494,277,446
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)..............................  8,392,007     121,012,745
     Harris Oakmark Focused Value Portfolio
       (Class A)*.............................  1,005,563     252,064,472
     Harris Oakmark International Portfolio
       (Class A).............................. 12,815,922     241,323,807
     Jennison Growth Portfolio (Class A)*.....  9,615,521     122,982,514
     Lazard Mid-Cap Portfolio (Class A)....... 13,357,749     187,542,794
     Legg Mason Partners Aggressive Growth
       Portfolio (Class A).................... 31,550,689     245,148,852
     Legg Mason Value Equity Portfolio
       (Class A).............................. 36,427,208     426,926,872
     Loomis Sayles Global Markets Portfolio
       (Class A).............................. 22,143,447     251,992,427
     Lord Abbett Bond Debenture Portfolio
       (Class A).............................. 24,725,372     304,122,075
     Lord Abbett Growth and Income Portfolio
       (Class A).............................. 14,696,888     431,353,666
     Met/AIM Small Cap Growth Portfolio
       (Class A)..............................  8,344,955     125,341,225
     MFS(R) Emerging Markets Equity Portfolio
       (Class A).............................. 10,620,103     127,972,238
     MFS(R) Research International Portfolio
       (Class A).............................. 13,390,946     188,008,887
     Neuberger Berman Real Estate Portfolio
       (Class A)..............................  7,214,741     110,169,098
     Oppenheimer Capital Appreciation
       Portfolio (Class A).................... 13,157,947     124,868,914
     PIMCO Inflation Protected Bond Portfolio
       (Class A).............................. 24,005,981     240,299,874
     PIMCO Total Return Portfolio (Class A)... 58,086,287     663,345,401
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A).............................. 13,207,424     126,923,344
     Third Avenue Small Cap Value Portfolio
       (Class A).............................. 17,728,186     307,052,189
     Turner Mid-Cap Growth Portfolio
       (Class A)..............................  9,066,104     127,106,783
     Van Kampen Comstock Portfolio (Class A).. 39,844,006     487,292,186
     Western Asset Management U.S.
       Government Portfolio (Class A)*........ 25,182,224     303,193,981
                                                          ---------------
     Total Investment Company Securities
     (Cost $5,717,048,695)                                  6,131,169,279
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $5,717,048,695)                                  6,131,169,279
                                                          ---------------

     Other Assets and Liabilities (net) - 0.0%                 (1,573,784)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 6,129,595,495
                                                          ===============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

METLIFE BALANCED STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                  $6,131,169,279
   Receivable for Trust shares sold                      6,666,373
                                                    --------------
      Total assets                                   6,137,835,652
                                                    --------------
LIABILITIES
   Due to bank                                                   4
   Payables for:
      Investments purchased                              5,231,435
      Trust shares redeemed                              1,434,938
      Distribution and services fees--Class B            1,246,914
      Investment advisory fee payable (Note 3)             280,243
      Administration fee payable                             1,901
      Custodian and accounting fees payable                 26,978
   Accrued expenses                                         17,744
                                                    --------------
      Total liabilities                                  8,240,157
                                                    --------------
NET ASSETS                                          $6,129,595,495
                                                    ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $5,421,639,501
   Accumulated net realized gain                       220,234,643
   Unrealized appreciation on investments              414,120,584
   Undistributed net investment income                  73,600,767
                                                    --------------
      Total                                         $6,129,595,495
                                                    ==============
NET ASSETS
   Class A                                          $      971,599
                                                    ==============
   Class B                                           6,128,623,896
                                                    ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                  79,342
                                                    ==============
   Class B                                             501,054,220
                                                    ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                          $        12.25
                                                    ==============
   Class B                                                   12.23
                                                    ==============

------------------------------------------------------------------
*Investments at cost                                $5,717,048,695

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

METLIFE BALANCED STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 82,177,397
                                                                          ------------
       Total investment income                                              82,177,397
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          1,577,098
   Administration fees                                                          11,901
   Custody and accounting fees                                                   4,524
   Distribution fee--Class B                                                 6,954,619
   Transfer agent fees                                                           3,860
   Audit                                                                         8,548
   Legal                                                                         7,452
   Trustee fees and expenses                                                     6,768
   Other                                                                         1,806
                                                                          ------------
   Total expenses                                                            8,576,576
                                                                          ------------
   Net investment income                                                    73,600,821
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                          34,093,524
       Capital gain distributions from underlying Portfolios               195,835,834
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          229,929,358
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                          10,499,322
                                                                          ------------
   Net change in unrealized appreciation on investments                     10,499,322
                                                                          ------------
   Net realized and change in unrealized gain on investments               240,428,680
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $314,029,501
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


METLIFE BALANCED STRATEGY PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   73,600,821  $   98,920,864
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           229,929,358     174,987,469
   Net change in unrealized appreciation on investments                      10,499,322     229,495,589
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     314,029,501     503,403,922
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (16,665)           (936)
     Class B                                                                (98,904,253)       (374,658)
   From net realized gains
     Class A                                                                    (27,801)         (3,323)
     Class B                                                               (182,879,835)    (25,593,222)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (281,828,554)    (25,972,139)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                    216,698         566,990
     Class B                                                                821,088,237   1,208,693,056
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                     44,466           4,259
     Class B                                                                281,784,088      25,967,880
   Cost of shares repurchased
     Class A                                                                    (26,421)        (60,323)
     Class B                                                               (173,594,739)    (74,700,257)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               929,512,329   1,160,471,605
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                961,713,276   1,637,903,388
   Net assets at beginning of period                                      5,167,882,219   3,529,978,831
                                                                         --------------  --------------
   Net assets at end of period                                           $6,129,595,495  $5,167,882,219
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   73,600,767  $   98,920,864
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS A
METLIFE BALANCED STRATEGY PORTFOLIO                                      ---------------------------------
                                                                         FOR THE PERIOD  FOR THE YEARS ENDED
                                                                             ENDED           DECEMBER 31,
                                                                         JUNE 30, 2007  ------------------
                                                                          (UNAUDITED)      2006      2005(B)
                                                                         -------------- ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $12.17     $10.92      $10.04
                                                                             ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.17 (a)   0.31 (a)    0.56 (a)
Net Realized/Unrealized Gain on Investments.............................       0.55       1.03        0.47
                                                                             ------     ------      ------
Total from Investment Operations........................................       0.72       1.34        1.03
                                                                             ------     ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.24)     (0.02)      (0.13)
Distributions from Net Realized Capital Gains...........................      (0.40)     (0.07)      (0.02)
                                                                             ------     ------      ------
Total Distributions.....................................................      (0.64)     (0.09)      (0.15)
                                                                             ------     ------      ------
NET ASSET VALUE, END OF PERIOD..........................................     $12.25     $12.17      $10.92
                                                                             ======     ======      ======
TOTAL RETURN                                                                   6.03%     12.35%      10.21%
Ratio of Expenses to Average Net Assets.................................       0.06%*     0.08%       0.03%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.06%*     0.08%(e)    0.03%*
Ratio of Net Investment Income to Average Net Assets....................       2.76%*     2.74%       7.70%*
Portfolio Turnover Rate.................................................       11.1%      20.7%       17.3%
Net Assets, End of Period (in millions).................................     $  1.0     $  0.7      $  0.2

                                                                                                CLASS B
                                                                         --------------------------------------------------
                                                                         FOR THE PERIOD
                                                                             ENDED          FOR THE YEARS ENDED DECEMBER 31,
                                                                         JUNE 30, 2007   ----------------------------------
                                                                          (UNAUDITED)        2006         2005       2004(C)
                                                                         --------------  --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $  12.15     $  10.92     $  10.31     $  10.00
                                                                            --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................        0.16 (a)     0.26 (a)     0.22 (a)     0.28 (a)
Net Realized/Unrealized Gain on Investments.............................        0.54         1.04         0.52         0.14
                                                                            --------     --------     --------     --------
Total from Investment Operations........................................        0.70         1.30         0.74         0.42
                                                                            --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................       (0.22)       (0.00)+      (0.11)       (0.11)
Distributions from Net Realized Capital Gains...........................       (0.40)       (0.07)       (0.02)          --
                                                                            --------     --------     --------     --------
Total Distributions.....................................................       (0.62)       (0.07)       (0.13)       (0.11)
                                                                            --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........................................    $  12.23     $  12.15     $  10.92     $  10.31
                                                                            ========     ========     ========     ========
TOTAL RETURN                                                                    5.83%       11.98%        7.12%        4.19%
Ratio of Expenses to Average Net Assets.................................        0.31%*       0.33%        0.31%        0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates        0.31%*       0.33%(e)     0.31%        0.38%*
Ratio of Net Investment Income to Average Net Assets....................        2.65%*       2.31%        2.12%       17.21%*
Portfolio Turnover Rate.................................................        11.1%        20.7%        17.3%         0.0%(d)
Net Assets, End of Period (in millions).................................    $6,128.6     $5,167.2     $3,529.8     $1,561.2

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MetLife Balanced Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                    for the period ended
Portfolio                              June 30, 2007     % per annum    Average Daily Assets
---------                           -------------------- ----------- --------------------------

MetLife Balanced Strategy Portfolio      $1,577,098          0.10%   First $500 Million

                                                            0.075%   $500 Million to $1 Billion

                                                             0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
         -                                       under current Expense
         -                                       Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Balanced Strategy Portfolio     0.10%   0.35%   0.25%*

         * Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                            Shares Issued
                                                               Through                 Net Increase
                                     Beginning    Shares      Dividend      Shares      in Shares     Ending
                                      Shares       Sold     Reinvestment  Repurchased  Outstanding    Shares
-                                   ----------- ----------- ------------- -----------  ------------ -----------

MetLife Balanced Strategy Portfolio

 Class A

 06/30/2007                              59,983      17,833       3,669        (2,143)      19,359       79,342
 12/31/2006                              14,717      50,189         373        (5,296)      45,266       59,983

 Class B

 06/30/2007                         425,219,932  66,721,615  23,268,711   (14,156,038)  75,834,288  501,054,220
 12/31/2006                         323,282,018 106,250,407   2,277,884    (6,590,377) 101,937,914  425,219,932

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                              Purchases                        Sales
-                                   ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
-                                   --------------- -------------- --------------- --------------

MetLife Balanced Strategy Portfolio       $--        $623,011,829        $--       $1,540,300,897

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
---------                           -------------- ------------ -------------- --------------

MetLife Balanced Strategy Portfolio $5,717,048,695 $434,070,016  $(19,949,432)  $414,120,584

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income     Long-Term Capital Gain          Total
-                                   ---------------------- ---------------------- -----------------------
                                       2006       2005        2006        2005       2006        2005
-                                   ---------- ----------- ----------- ---------- ----------- -----------

MetLife Balanced Strategy Portfolio $2,338,613 $38,754,270 $23,634,001 $1,056,753 $25,972,614 $39,811,023

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
-                                   ------------- ------------- ------------ ------------------ ------------

MetLife Balanced Strategy Portfolio  $99,521,858  $182,306,543  $393,926,646        $--         $675,755,047

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period as follows:

                                                            Number of      Shares     Shares     Number of
                                                          shares held at purchased     sold     shares held
                                                           December 31,  during the during the  at June 30,
Security Description                                           2006        period     period       2007
--------------------                                      -------------- ---------- ----------  -----------

BlackRock High Yield Portfolio - Class A                            --   14,595,604       (497) 14,595,107

Davis Venture Value Portfolio - Class A                     11,922,760    1,482,800   (171,893) 13,233,667

Goldman Sachs Mid-Cap Value Portfolio - Class A              7,224,084    1,586,272   (418,349)  8,392,007

Harris Oakmark Focused Value Portfolio - Class A               775,408      237,029     (6,874)  1,005,563

Harris Oakmark International Portfolio - Class A            11,150,265    2,374,215   (708,558) 12,815,922

Jennison Growth Portfolio - Class A                         12,197,457    1,807,360 (4,389,296)  9,615,521

Lazard Mid-Cap Portfolio - Class A                          11,483,418    2,515,785   (641,454) 13,357,749

Legg Mason Partners Aggressive Growth Portfolio - Class A   18,849,348   12,719,713    (18,372) 31,550,689

Legg Mason Value Equity Portfolio - Class A                 28,268,286    8,586,675   (427,753) 36,427,208

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                               Number of      Shares      Shares     Number of
                                                             shares held at purchased      sold     shares held
                                                              December 31,  during the  during the  at June 30,
Security Description                                              2006        period      period       2007
--------------------                                         -------------- ---------- -----------  -----------

Loomis Sayles Global Markets Portfolio - Class A               20,276,086    2,309,694    (442,333) 22,143,447

Lord Abbett Bond Debenture Portfolio - Class A                 28,572,434    5,454,608  (9,301,670) 24,725,372

Lord Abbett Growth and Income Portfolio Class A                10,593,171    4,113,719     (10,002) 14,696,888

Met/AIM Small Cap Growth Portfolio - Class A                    7,740,698      984,794    (380,537)  8,344,955

MFS(R) Emerging Markets Equity Portfolio - Class A             10,506,245    1,136,947  (1,023,089) 10,620,103

MFS(R) Research International Portfolio - Class A              10,533,862    3,292,719    (435,635) 13,390,946

Neuberger Berman Real Estate Portfolio - Class A                5,746,286    2,052,316    (583,861)  7,214,741

Oppenheimer Capital Appreciation Portfolio - Class A           27,858,446    4,462,176 (19,162,675) 13,157,947

PIMCO Inflation Protected Bond Portfolio - Class A             34,238,719    6,897,337 (17,130,075) 24,005,981

PlMCO Total Return Portfolio - Class A                         33,942,275   24,176,559     (32,547) 58,086,287

T. Rowe Price Mid-Cap Growth Portfolio - Class A               11,884,092    1,977,344    (654,012) 13,207,424

Third Avenue Small Cap Value Portfolio - Class A               14,893,642    3,033,833    (199,289) 17,728,186

Turner Mid-Cap Growth Portfolio - Class A                       8,174,023    1,225,921    (333,840)  9,066,104

Van Kampen Comstock Portfolio - Class A                        30,455,298    9,534,561    (145,853) 39,844,006

Western Asset Management U.S. Government Portfolio - Class A   20,399,346    4,802,113     (19,235) 25,182,224

                                                                            Net Realized Gain
                                                            Net Realized    (Loss) on Capital
                                                             Gain (Loss)    Gain Distributions   Income earned
                                                           on Investments    from Affiliates    from Affiliate
Security Description                                      during the period during the period  during the period Ending Value
--------------------                                      ----------------- ------------------ ----------------- ------------

BlackRock High Yield Portfolio - Class A                     $       (15)      $        --        $        --    $120,847,489

Davis Venture Value Portfolio - Class A                        1,511,602                --          3,618,727     494,277,446

Goldman Sachs Mid-Cap Value Portfolio - Class A                1,365,757         9,885,214            765,425     121,012,745

Harris Oakmark Focused Value Portfolio - Class A                 249,884        27,127,482          1,230,381     252,064,472

Harris Oakmark International Portfolio - Class A               3,600,209        18,180,472          2,118,840     241,323,807

Jennison Growth Portfolio - Class A                            8,946,429         6,184,629            737,497     122,982,514

Lazard Mid-Cap Portfolio - Class A                               317,017        14,982,549          1,093,206     187,542,794

Legg Mason Partners Aggressive Growth Portfolio - Class A          9,699        15,522,827            381,182     245,148,852

Legg Mason Value Equity Portfolio - Class A                      415,705           376,423             11,163     426,926,872

Loomis Sayles Global Markets Portfolio - Class A                 291,224                --                 --     251,992,427

Lord Abbett Bond Debenture Portfolio - Class A                (2,833,562)          501,812         21,759,239     304,122,075

Lord Abbett Growth and Income Portfolio - Class A                 21,980        15,147,989          3,501,517     431,353,666

Met/AIM Small Cap Growth Portfolio - Class A                     687,931         1,650,139                 --     125,341,225

MFS(R) Emerging Markets Equity Portfolio - Class A               971,060                --             93,931     127,972,238

MFS(R) Research International Portfolio - Class A              1,388,622        24,716,306          2,536,801     188,008,887

Neuberger Berman Real Estate Portfolio - Class A               4,569,188         8,205,920          1,024,040     110,169,098

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

                                      15


9. OTHER MATTERS - CONTINUED

                                                                               Net Realized Gain
                                                               Net Realized    (Loss) on Capital
                                                                Gain (Loss)    Gain Distributions   Income earned
                                                              on Investments    from Affiliates    from affiliate
Security Description                                         during the period during the period  during the period Ending Value
--------------------                                         ----------------- ------------------ ----------------- ------------

Oppenheimer Capital Appreciation Portfolio - Class A            $18,385,725       $17,836,142        $   399,281    $124,868,914

PlMCO Inflation Protected Bond Portfolio - Class A               (8,870,391)               --          9,343,346     240,299,874

PlMCO Total Return Portfolio - Class A                               20,349                --         16,111,596     663,345,401

T. Rowe Price Mid-Cap Growth Portfolio - Class A                  1,215,283         5,358,764            280,971     126,923,344

Third Avenue Small Cap Value Portfolio - Class A                    657,347        17,998,762          3,350,555     307,052,189

Turner Mid-Cap Growth Portfolio - Class A                           849,428         3,943,119                 --     127,106,783

Van Kampen Comstock Portfolio - Class A                             316,502         8,217,285          6,146,432     487,292,186

Western Asset Management U.S. Government Portfolio - Class A          6,551                --          7,673,370     303,193,981

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               MetLife Defensive
                              Strategy Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six months ended June 30, 2007, the MetLife Defensive Strategy Portfolio gained 3.66%. This compares to a 6.53% return for the MSCI Global Capital Markets Index and a 3.75% return for the blended benchmark (the blended benchmark for this Portfolio is comprised of the following mix: 28% Wilshire 5000 Index, 55% Lehman Brothers Universal Index, 7% MSCI EAFE Index, and 10% CG 90-Day T-Bill Index).

The U.S. equity markets continued the positive momentum from the beginning of the year as strong gains culminated in early June with records highs for the Dow and S&P 500 Indexes. The primary driver of the rally was strong corporate profits resulting from strong overseas demand and a weaker dollar. Stock markets moved higher both in the U.S. and abroad despite signs of a slowing economy in the U.S. and ongoing concerns about inflation. Other concerns also included credit-related problems such as the ongoing subprime lending issue and some high-profile losses in the hedge fund industry. Despite the concerns mentioned above investors pointed towards strong economic growth outside the U.S. and a boom in merger activity (a 90% increase over the second quarter of 2006) as positive signs for the global economy overall. The bond market experienced rising yields as investors sought slightly higher premiums on high yield and mortgage related debt securities. The Federal Reserve stayed on hold, indicating a reluctance to cut U.S. rates due to concerns about inflation.

During the period our portfolio allocations to the Treasury Inflation Protected Securities, international debt, convertibles and high yield sectors of the bond market were positive contributors to performance. The Loomis Sayles Global Markets Portfolio and the Lord Abbett Bond Debenture Portfolios, both of which combine fixed income and equity, or equity-like, securities, were two of the larger contributors to returns.

On the equity side, strong performance in the small and mid cap sectors due to favorable market conditions contributed to performance specifically the T. Rowe Price Mid-Cap Growth Portfolio and the Lazard Mid-Cap Portfolio. Another notable positive was our position in the Third Avenue Small Cap Value Portfolio whose out-performance was driven by appreciation from various holdings within the oil, gas and energy sectors. Also adding to overall performance was the MFS(R) Research International Portfolio due to continued strength in foreign markets.

The Western Asset Management U.S. Government Portfolio detracted from performance due to slightly longer duration relative to the benchmark as well as structural exposure to agency mortgages. The PIMCO Total Return Portfolio was also a detractor due to above-index duration as interest rates rose over the period.

Equity performance was adversely impacted by a general underweighting in energy stocks for the Legg Mason Value Equity Portfolio and the Lord Abbett Growth and Income Portfolio. Finally, the Jennison Growth Portfolio's stock selection in the consumer discretionary sector detracted from performance.

A correction in the real estate securities market occurred after a significant period of out-performance. The Neuberger Berman Real Estate Portfolio, as a result, was the largest detractor from absolute performance during the period. The allocation to real estate has provided significant returns over the past few years and the asset class continues to offer diversification benefits for the Portfolio.

The Portfolio allocations were adjusted in early May 2007. Specifically, we further diversified the fixed income component and rebalanced the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         23.80%
    -----------------------------------------------------------------------
    Western Asset Management U.S. Government Portfolio (Class A)   10.96%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                 10.00%
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond Portfolio (Class A)              9.89%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               5.06%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         4.99%
    -----------------------------------------------------------------------
    Loomis Sayles Global Markets Portfolio (Class A)                4.14%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               4.11%
    -----------------------------------------------------------------------
    Third Avenue Small Cap Value Portfolio (Class A)                4.04%
    -----------------------------------------------------------------------
    Legg Mason Value Equity Portfolio (Class A)                     4.01%
    -----------------------------------------------------------------------
    BlackRock High Yield Portfolio (Class A)                        2.98%
    -----------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                2.09%
    -----------------------------------------------------------------------
    Lazard Mid-Cap Portfolio (Class A)                              2.05%
    -----------------------------------------------------------------------
    Oppenheimer Capital Appreciation Portfolio (Class A)            2.05%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         2.03%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             2.02%
    -----------------------------------------------------------------------
    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 1.99%
    -----------------------------------------------------------------------
    Harris Oakmark International Portfolio (Class A)                1.98%
    -----------------------------------------------------------------------
    Neuberger Berman Real Estate Portfolio (Class A)                1.81%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

     METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS
                 INDEX/SM1/ AND DEFENSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                                      MSCI Global
              MetLife Defensive     Capital Markets               Defensive
              Strategy Portfolio       Index/SM/              Blended Benchmark
             ------------------     ---------------           -----------------
 11/3/2004        $10,000               $10,000                   $10,000
12/31/2004         10,134                10,701                    10,289
12/31/2005         10,587                11,136                    10,762
12/31/2006         11,499                12,811                    11,773
 6/30/2007         11,920                13,648                    12,214




    -------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the period ended 6/30/07)/3/
    -------------------------------------------------------------------------
                                           1 Year      Since Inception/4/
    -------------------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A                     11.26%            8.76%
--  Class B                                11.07%            6.84%
    -------------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 17.17%           12.44%
    -------------------------------------------------------------------------
- - Defensive Blended Benchmark/2/         11.67%            7.80%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ an unmanaged index which measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Defensive Blended Benchmark is comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderately Conservative Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,037.50       $0.45
  Hypothetical (5% return before expenses)     1,000.00      1,024.35        0.45
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,036.60       $1.77
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock High Yield Portfolio
        (Class A)..............................  2,418,657 $  20,026,479
      Davis Venture Value Portfolio
        (Class A)*.............................    365,407    13,647,947
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................    926,185    13,355,588
      Harris Oakmark International Portfolio
        (Class A)..............................    705,916    13,292,403
      Jennison Growth Portfolio (Class A)*.....  1,061,118    13,571,699
      Lazard Mid-Cap Portfolio (Class A).......    983,349    13,806,217
      Legg Mason Value Equity Portfolio
        (Class A)..............................  2,300,429    26,961,023
      Loomis Sayles Global Markets Portfolio
        (Class A)..............................  2,443,047    27,801,874
      Lord Abbett Bond Debenture Portfolio
        (Class A)..............................  5,461,368    67,174,825
      Lord Abbett Growth and Income Portfolio
        (Class A)..............................  1,158,204    33,993,301
      MFS(R) Research International Portfolio
        (Class A)..............................  1,967,651    27,625,813
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................    797,134    12,172,241
      Oppenheimer Capital Appreciation
        Portfolio (Class A)....................  1,452,825    13,787,312
      PIMCO Inflation Protected Bond Portfolio
        (Class A)..............................  6,639,260    66,458,995
      PIMCO Total Return Portfolio (Class A)... 13,995,095   159,823,989
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)..............................  1,458,159    14,012,907
      Third Avenue Small Cap Value Portfolio
        (Class A)..............................  1,567,785    27,154,038
      Van Kampen Comstock Portfolio
        (Class A)..............................  2,743,766    33,556,253
      Western Asset Management U.S.
        Government Portfolio (Class A)*........  6,118,206    73,663,197
                                                           -------------
      Total Investment Company Securities
      (Cost $657,163,211)                                    671,886,101
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $657,163,211)                                    671,886,101
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (244,096)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 671,642,005
                                                           =============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

METLIFE DEFENSIVE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $671,886,101
   Receivable for Trust shares sold                                         3,244,460
   Receivable from investment manager (Note 3)                                  2,666
                                                                         ------------
     Total assets                                                         675,133,227
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  3,019,834
     Trust shares redeemed                                                    224,626
     Distribution and services fees--Class B                                  137,312
     Investment advisory fee payable (Note 3)                                  51,468
     Administration fee payable                                                 1,901
     Custodian and accounting fees payable                                     29,118
   Accrued expenses                                                            26,963
                                                                         ------------
     Total liabilities                                                      3,491,222
                                                                         ------------
NET ASSETS                                                               $671,642,005
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $628,401,825
   Accumulated net realized gain                                           15,649,639
   Unrealized appreciation on investments                                  14,722,890
   Undistributed net investment income                                     12,867,651
                                                                         ------------
     Total                                                               $671,642,005
                                                                         ============
NET ASSETS
   Class A                                                               $     11,996
                                                                         ============
   Class B                                                                671,630,009
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      1,089
                                                                         ============
   Class B                                                                 61,013,785
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.02
                                                                         ============
   Class B                                                                      11.01
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $657,163,211

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


METLIFE DEFENSIVE STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 13,920,583
                                                                          ------------
       Total investment income                                              13,920,583
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                            287,552
   Administration fees                                                          11,901
   Custody and accounting fees                                                   5,384
   Distribution fee--Class B                                                   751,871
   Transfer agent fees                                                           3,299
   Audit                                                                         7,403
   Legal                                                                         7,691
   Trustee fees and expenses                                                     6,767
   Insurance                                                                       313
   Other                                                                         1,920
                                                                          ------------
       Total expenses                                                        1,084,101
       Less fees waived and expenses reimbursed by the Manager                 (31,173)
                                                                          ------------
   Net expenses                                                              1,052,928
                                                                          ------------
   Net investment income                                                    12,867,655
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                           5,084,512
       Capital gain distributions from underlying Portfolios                13,667,608
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           18,752,120
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (10,425,100)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (10,425,100)
                                                                          ------------
   Net realized and change in unrealized gain on investments                 8,327,020
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 21,194,675
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

METLIFE DEFENSIVE STRATEGY PORTFOLIO
                                                                         Period Ended     Year Ended
                                                                         June 30, 2007   December 31,
                                                                          (Unaudited)        2006
                                                                         -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  12,867,655  $  12,711,991
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           18,752,120     12,100,809
   Net change in unrealized appreciation (depreciation) on investments     (10,425,100)    16,525,498
                                                                         -------------  -------------
   Net increase in net assets resulting from operations                     21,194,675     41,338,298
                                                                         -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                      (260)           (20)
     Class B                                                               (12,711,729)       (31,278)
   From net realized gains
     Class A                                                                      (268)           (84)
     Class B                                                               (14,262,173)    (3,069,727)
                                                                         -------------  -------------
   Net decrease in net assets resulting from distributions                 (26,974,430)    (3,101,109)
                                                                         -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                        --             --
     Class B                                                               237,233,881    262,994,999
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       528            104
     Class B                                                                26,973,902      3,101,005
   Cost of shares repurchased
     Class A                                                                        --             --
     Class B                                                              (128,302,371)  (118,879,780)
                                                                         -------------  -------------
   Net increase in net assets from capital share transactions              135,905,940    147,216,328
                                                                         -------------  -------------
TOTAL INCREASE IN NET ASSETS                                               130,126,185    185,453,517
   Net assets at beginning of period                                       541,515,820    356,062,303
                                                                         -------------  -------------
   Net assets at end of period                                           $ 671,642,005  $ 541,515,820
                                                                         =============  =============
   Net assets at end of period includes undistributed net investment
       income                                                            $  12,867,651  $  12,711,985
                                                                         =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                     CLASS A
METLIFE DEFENSIVE STRATEGY PORTFOLIO                                   --------------------------------
                                                                       FOR THE PERIOD  FOR THE YEARS ENDED
                                                                           ENDED          DECEMBER 31,
                                                                       JUNE 30, 2007  -----------------
                                                                        (UNAUDITED)      2006     2005(B)
                                                                       -------------- ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $11.10     $10.29     $ 9.82
                                                                           ------     ------     -----
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.23 (a)   0.36 (a)   0.17 (a)
Net Realized/Unrealized Gain on Investments...........................       0.20       0.56       0.43
                                                                           ------     ------       ----
Total from Investment Operations......................................       0.43       0.91       0.60
                                                                           ------     ------       --
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.25)     (0.02)     (0.11)
Distributions from Net Realized Capital Gains.........................      (0.26)     (0.08)     (0.02)
                                                                           ------     ------      -----
Total Distributions...................................................      (0.51)     (0.10)     (0.13)
                                                                           ------     ------      -----
NET ASSET VALUE, END OF PERIOD........................................     $11.02     $11.10     $10.29
                                                                           ======     ======     ======
TOTAL RETURN                                                                 3.75%      9.01%      6.07%
Ratio of Expenses to Average Net Assets...............................       0.09%*     0.11%      0.12%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.10%*     0.12%      0.12%*
Ratio of Net Investment Income to Average Net Assets..................       4.22%*     3.44%      2.53%*
Portfolio Turnover Rate...............................................       25.3%      35.3%      36.1%
Net Assets, End of Period (in millions)...............................        $--++      $--++      $--++

                                                                                           CLASS B
                                                                       -------------------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED      FOR THE YEARS ENDED DECEMBER 31,
                                                                       JUNE 30, 2007  ----------------------------
                                                                        (UNAUDITED)      2006       2005     2004(C)
                                                                       -------------- ------        ---     -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $11.09     $10.29     $ 9.95     $10.00
                                                                           ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.24 (a)   0.29 (a)   0.19 (a)   0.42 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................       0.17       0.59       0.26      (0.29)
                                                                           ------     ------     ------      -----
Total from Investment Operations......................................       0.41       0.88       0.45       0.13
                                                                           ------     ------     ------       --
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.23)     (0.00)+    (0.09)     (0.18)
Distributions from Net Realized Capital Gains.........................      (0.26)     (0.08)     (0.02)        --
                                                                           ------     ------     ------     -
Total Distributions...................................................      (0.49)     (0.08)     (0.11)     (0.18)
                                                                           ------     ------     ------      -----
NET ASSET VALUE, END OF PERIOD........................................     $11.01     $11.09     $10.29     $ 9.95
                                                                           ======     ======     ======     =====
TOTAL RETURN                                                                 3.66%      8.63%      4.48%      1.34%
Ratio of Expenses to Average Net Assets...............................       0.35%*     0.35%      0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.36%*     0.39%      0.40%      0.71%*
Ratio of Net Investment Income to Average Net Assets..................       4.28%*     2.79%      1.90%     26.11%*
Portfolio Turnover Rate...............................................       25.3%      35.3%      36.1%       0.0%(d)
Net Assets, End of Period (in millions)...............................     $671.6     $541.5     $356.1     $129.8

*  Annualized
+  Rounds to less than $0.005 per share.
++ Net Assets less than  1/10 of $1 Million.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MetLife Defensive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                     for the period ended
Portfolio                               June 30, 2007     % per annum    Average Daily Assets
---------                            -------------------- ----------- --------------------------

MetLife Defensive Strategy Portfolio       $287,552           0.10%   First $500 Million

                                                             0.075%   $500 Million to $1 Billion

                                                              0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                     Expenses Deferred In
-                                                              ---------------------------------
                                                                 2004     2005     2006    2007
-                                       Maximum Expense Ratio  ------- -------- -------- -------
                                        under current Expense        Subject to repayment
                                        Limitation Agreement          until December 31,
-                                      ---------------------   ---------------------------------
Portfolio                              Class A Class B Class E  2009     2010     2011    2012
---------                              ------- ------- ------- ------- -------- -------- -------

MetLife Defensive Strategy Portfolio    0.10%   0.35%   0.25%* $32,988 $130,573 $170,658 $31,173

* Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                           Shares Issued
                                                              Through                 Net Increase
                                     Beginning    Shares     Dividend      Shares      in Shares     Ending
                                      Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                    ---------- ---------- ------------- -----------  ------------ ----------

MetLife Defensive Strategy Portfolio

 Class A

 06/30/2007                               1,041         --          48            --           48       1,089
 12/31/2006                               1,031         --          10            --           10       1,041

 Class B

 06/30/2007                          48,829,008 21,265,592   2,445,503   (11,526,318)  12,184,777  61,013,785
 12/31/2006                          34,615,629 25,125,599     296,747   (11,208,967)  14,213,379  48,829,008

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                               Purchases                        Sales
-                                    ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
-                                    --------------- -------------- --------------- --------------

MetLife Defensive Strategy Portfolio       $--        $289,467,521        $--        $153,980,300

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross         Gross
                                      Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost     Appreciation (Depreciation)  Appreciation
---------                            ------------ ------------ -------------- --------------

MetLife Defensive Strategy Portfolio $657,163,211 $19,242,375   $(4,519,485)   $14,722,890

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income   Long-Term Capital Gain         Total
-                                    ------------------- ---------------------- ---------------------
                                       2006      2005       2006         2005      2006       2005
-                                    -------- ----------  ----------   ------   ---------- ----------

MetLife Defensive Strategy Portfolio $631,004 $3,629,504 $2,470,105     $--     $3,101,109 $3,629,504

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
-                                    ------------- ------------- ------------ ------------------ -----------

MetLife Defensive Strategy Portfolio  $13,196,308   $13,778,078  $22,045,549         $--         $49,019,935

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

                                           Number of shares                                            Number of shares
                                         held at December 31, Shares purchased  Shares sold during the held at June 30,
Security Description                             2006         during the period         period               2007
--------------------                     -------------------- ----------------- ---------------------- ----------------

BlackRock High Yield Portfolio - Class A             --           2,504,188              (85,531)          2,418,657

PIMCO Total Return Portfolio - Class A        8,564,117           6,631,204           (1,200,226)         13,995,095

Western Asset Management U.S. Government
  Portfolio - Class A                         6,501,906           2,401,712           (2,785,412)          6,118,206

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED


                                                               Net Realized Gain
                                                               (Loss) on Capital
                                           Net Realized Gain   Gain Distributions  Income earned from
                                         (Loss) on Investments  from Affiliates   Affiliates during the
Security Description                       during the period   during the period         period         Ending Value
--------------------                     --------------------- ------------------ --------------------- ------------

BlackRock High Yield Portfolio - Class A       $ (1,527)            $    --            $       --       $ 20,026,479

PIMCO Total Return Portfolio - Class A          316,856                  --             4,241,629        159,823,989

Western Asset Management U.S. Government
  Portfolio - Class A                           162,983                  --             2,552,598         73,663,197

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                MetLife Growth
                              Strategy Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

The MetLife Growth Strategy Portfolio performance for the six months ended
June 30, 2007 was a gain of 6.82%. This compares to a 6.53% return for the MSCI Global Capital Markets Index and a 7.26% return for the blended benchmark (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000, 10% Lehman Brothers Universal, 17% MSCI EAFE, and 5% CG 90-Day T-Bill).

The U.S. equity markets continued the positive momentum from the beginning of the year as strong gains culminated in early June with records highs for the Dow and S&P 500 Indexes. The primary driver of the rally was strong corporate profits resulting from strong overseas demand and a weaker dollar. Stock markets moved higher both in the U.S. and abroad despite signs of a slowing economy in the U.S. and ongoing concerns about inflation. Other concerns also included credit-related problems such as the ongoing subprime lending issue and some high-profile losses in the hedge fund industry. Despite the concerns mentioned above investors pointed towards strong economic growth outside the U.S. and a boom in merger activity (a 90% increase over the second quarter of 2006) as positive signs for the global economy overall. The bond market experienced rising yields as investors sought slightly higher premiums on high yield and mortgage related debt securities. The Federal Reserve stayed on hold, indicating a reluctance to cut U.S. rates due to concerns about inflation.

During the period strong performance in the small and mid cap sectors due to favorable market conditions contributed to performance specifically the Met/AIM Small Cap Growth Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio. Another notable positive was our position in the Third Avenue Small Cap Value Portfolio whose out-performance was driven by appreciation from various holdings within the oil, gas and energy sectors.

Also contributing to overall performance were the Davis Venture Value and the Van Kampen Comstock Portfolios. Stock selection within the financials sector and a modest overweight to the energy sector drove performance for the Davis Venture Value Portfolio while stock picks within the technology sector increased returns for the Van Kampen Comstock Portfolio. On the international side, the MFS Research International Portfolio added to performance due to continued strength in foreign markets. The MFS(R) Emerging Markets Equity Portfolio also contributed to absolute returns as emerging-markets stocks continued to rally.

During the period our portfolio allocations to the international debt, convertibles and high yield sectors of the bond market were moderate contributors to performance. The Loomis Sayles Global Markets Portfolio which combines fixed income and equity, or equity-like, securities, was a contributor to returns.

Equity performance was adversely impacted by exposure to the healthcare sector for the Legg Mason Partners Aggressive Growth Portfolio. A general underweighting in energy stocks hurt performance for the Legg Mason Value Equity Portfolio and the Lord Abbett Growth and Income Portfolio. Finally, the Jennison Growth Portfolio's stock selection in the consumer discretionary sector detracted from performance. On the fixed income side, the PIMCO Total Return Portfolio was also a detractor due to above-index duration as interest rates rose over the period.

A correction in the real estate securities market occurred after a significant period of out-performance. The Neuberger Berman Real Estate Portfolio, as a result, was the largest detractor from absolute performance during the period. The allocation to real estate has provided significant returns over the past few years and the asset class continues to offer diversification benefits for the Portfolio.

The Portfolio allocations were adjusted in early May 2007. Specifically, we further diversified the fixed income component and rebalanced the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Van Kampen Comstock Portfolio (Class A)                     11.86%
      --------------------------------------------------------------------
      Davis Venture Value Portfolio (Class A)                     11.03%
      --------------------------------------------------------------------
      Lord Abbett Growth and Income Portfolio (Class A)           11.00%
      --------------------------------------------------------------------
      Third Avenue Small Cap Value Portfolio (Class A)             7.98%
      --------------------------------------------------------------------
      Legg Mason Value Equity Portfolio (Class A)                  6.93%
      --------------------------------------------------------------------
      Legg Mason Partners Aggressive Growth Portfolio (Class A)    5.97%
      --------------------------------------------------------------------
      Harris Oakmark Focused Value Portfolio (Class A)             5.11%
      --------------------------------------------------------------------
      Harris Oakmark International Portfolio (Class A)             4.90%
      --------------------------------------------------------------------
      Loomis Sayles Global Markets Portfolio (Class A)             4.09%
      --------------------------------------------------------------------
      MFS(R) Research International Portfolio (Class A)            4.07%
      --------------------------------------------------------------------
      MFS(R) Emerging Markets Portfolio (Class A)                  3.12%
      --------------------------------------------------------------------
      Met/AIM Small Growth Portfolio (Class A)                     3.05%
      --------------------------------------------------------------------
      PIMCO Total Return Portfolio (Class A)                       2.94%
      --------------------------------------------------------------------
      RCM Technology Portfolio (Class A)                           2.12%
      --------------------------------------------------------------------
      Turner Mid-Cap Growth Portfolio (Class A)                    2.06%
      --------------------------------------------------------------------
      T. Rowe Price Mid-Cap Growth Portfolio (Class A)             2.06%
      --------------------------------------------------------------------
      Oppenheimer Capital Appreciation Portfolio (Class A)         2.03%
      --------------------------------------------------------------------
      Jennison Growth Portfolio (Class A)                          2.00%
      --------------------------------------------------------------------
      Lord Abbett Bond Debenture Portfolio (Class A)               1.98%
      --------------------------------------------------------------------
      Goldman Sachs Mid-Cap Value Portfolio (Class A)              1.96%
      --------------------------------------------------------------------
      PIMCO Inflation Protected Bond Portfolio (Class A)           1.95%
      --------------------------------------------------------------------
      Neuberger Berman Real Estate Portfolio (Class A)             1.79%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


 METLIFE GROWTH STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                        AND GROWTH BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

              MetLife Growth             MSCI Global                Growth
            Strategy Portfolio    Capital Markets Index/SM/    Blended Benchmark
            ------------------    -------------------------    -----------------
 11/3/2004       $10,000                   $10,000                 $10,000
12/31/2004        10,630                    10,701                  10,643
12/31/2005        11,600                    11,136                  11,404
12/31/2006        13,176                    12,811                  13,222
 6/30/2007        14,075                    13,648                  14,181




    ----------------------------------------------------------------------
                                           Average Annual Return/3/
                                           (for the period ended 6/30/07)
    ----------------------------------------------------------------------
                                           1 Year    Since Inception/4/
    ----------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A                     17.97%         16.07%
--  Class B                                17.70%         13.73%
    ----------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 17.17%         12.44%
    ----------------------------------------------------------------------
- - Growth Blended Benchmark/2/            19.41%         14.00%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measures the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index which measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index(the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderately Aggressive Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,069.90       $0.31
  Hypothetical (5% return before expenses)     1,000.00      1,024.50        0.30
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,068.20       $1.59
  Hypothetical (5% return before expenses)     1,000.00      1,023.26        1.56
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.06% and 0.31% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     Davis Venture Value Portfolio (Class A)*. 20,782,548 $   776,228,152
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)..............................  9,587,498     138,251,722
     Harris Oakmark Focused Value Portfolio
       (Class A)*.............................  1,435,256     359,775,687
     Harris Oakmark International Portfolio
       (Class A).............................. 18,302,593     344,637,826
     Jennison Growth Portfolio (Class A)*..... 10,983,695     140,481,456
     Legg Mason Partners Aggressive Growth
       Portfolio (Class A).................... 54,063,785     420,075,612
     Legg Mason Value Equity Portfolio
       (Class A).............................. 41,608,060     487,646,458
     Loomis Sayles Global Markets Portfolio
       (Class A).............................. 25,286,264     287,757,681
     Lord Abbett Bond Debenture Portfolio
       (Class A).............................. 11,298,914     138,976,648
     Lord Abbett Growth and Income Portfolio
       (Class A).............................. 26,379,849     774,248,582
     Met/AIM Small Cap Growth Portfolio
       (Class A).............................. 14,294,768     214,707,418
     MFS(R) Emerging Markets Equity Portfolio
       (Class A).............................. 18,192,214     219,216,176
     MFS(R) Research International Portfolio
       (Class A).............................. 20,393,282     286,321,675
     Neuberger Berman Real Estate Portfolio
       (Class A)..............................  8,253,424     126,029,790
     Oppenheimer Capital Appreciation
       Portfolio (Class A).................... 15,027,812     142,613,938
     PIMCO Inflation Protected Bond Portfolio
       (Class A).............................. 13,719,629     137,333,482
     PIMCO Total Return Portfolio (Class A)... 18,103,832     206,745,756
     RCM Technology Portfolio (Class A)....... 25,953,010     148,970,276
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A).............................. 15,079,424     144,913,269
     Third Avenue Small Cap Value Portfolio
       (Class A).............................. 32,400,963     561,184,685
     Turner Mid-Cap Growth Portfolio
       (Class A).............................. 10,351,904     145,133,693
     Van Kampen Comstock Portfolio
       (Class A).............................. 68,269,697     834,938,399
                                                          ---------------
     Total Investment Company Securities
     (Cost $6,478,477,790)                                  7,036,188,381
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $6,478,477,790)                                  7,036,188,381
                                                          ---------------

     Other Assets and Liabilities (net) - 0.0%                 (1,788,906)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 7,034,399,475
                                                          ===============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

METLIFE GROWTH STRATEGY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $7,036,188,381
   Receivable for Trust shares sold                                          13,529,735
                                                                         --------------
     Total assets                                                         7,049,718,116
                                                                         --------------
LIABILITIES
   Due to bank                                                                        2
   Payables for:
     Investments purchased                                                   11,279,204
     Trust shares redeemed                                                    2,250,531
     Distribution and services fees--Class B                                  1,421,193
     Investment advisory fee payable (Note 3)                                   315,195
     Administration fee payable                                                   1,901
     Custodian and accounting fees payable                                       26,757
   Accrued expenses                                                              23,858
                                                                         --------------
     Total liabilities                                                       15,318,641
                                                                         --------------
NET ASSETS                                                               $7,034,399,475
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $6,138,008,635
   Accumulated net realized gain                                            292,100,067
   Unrealized appreciation on investments                                   557,710,591
   Undistributed net investment income                                       46,580,182
                                                                         --------------
     Total                                                               $7,034,399,475
                                                                         ==============
NET ASSETS
   Class A                                                               $    3,268,597
                                                                         ==============
   Class B                                                                7,031,130,878
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      248,874
                                                                         ==============
   Class B                                                                  536,178,867
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        13.13
                                                                         ==============
   Class B                                                                        13.11
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $6,478,477,790

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

METLIFE GROWTH STRATEGY PORTFOLIO
INVESTMENT INCOME:
    Dividends from underlying Portfolios                                                                        $ 55,995,756
                                                                                                                ------------
       Total investment income                                                                                    55,995,756
                                                                                                                ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                                               1,717,251
    Administration fees                                                                                               11,901
    Custody and accounting fees                                                                                        4,717
    Distribution fee--Class B                                                                                      7,652,858
    Transfer agent fees                                                                                                3,649
    Audit                                                                                                              7,415
    Legal                                                                                                              7,452
    Trustee fees and expenses                                                                                          6,767
    Insurance                                                                                                          1,698
    Other                                                                                                              1,866
                                                                                                                ------------
    Total expenses                                                                                                 9,415,574
                                                                                                                ------------
    Net investment income                                                                                         46,580,182
                                                                                                                ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING
PORTFOLIOS:
    Net realized gain on:
       Investments                                                                                                31,443,156
       Capital gain distributions from underlying Portfolios                                                     265,068,145
                                                                                                                ------------
    Net realized gain on investments and capital gain distributions from underlying Portfolios                   296,511,301
                                                                                                                ------------
    Net change in unrealized appreciation on:
       Investments                                                                                                64,811,263
                                                                                                                ------------
    Net change in unrealized appreciation on investments                                                          64,811,263
                                                                                                                ------------
    Net realized and change in unrealized gain on investments                                                    361,322,564
                                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $407,902,746
                                                                                                                ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

METLIFE GROWTH STRATEGY PORTFOLIO
                                                                                                 Period Ended     Year Ended
                                                                                                 June 30, 2007   December 31,
                                                                                                  (Unaudited)        2006
                                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                       $   46,580,182  $   77,242,031
    Net realized gain on investments and capital gain distributions from underlying Portfolios     296,511,301     214,501,402
    Net change in unrealized appreciation on investments                                            64,811,263     277,263,022
                                                                                                --------------  --------------
    Net increase in net assets resulting from operations                                           407,902,746     569,006,455
                                                                                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                           (41,652)         (3,101)
     Class B                                                                                       (77,200,437)       (325,651)
    From net realized gains
     Class A                                                                                          (103,576)        (11,794)
     Class B                                                                                      (218,474,004)    (24,135,811)
                                                                                                --------------  --------------
    Net decrease in net assets resulting from distributions                                       (295,819,669)    (24,476,357)
                                                                                                --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                           647,429       1,608,897
     Class B                                                                                     1,311,217,393   1,759,061,264
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                           145,228          14,895
     Class B                                                                                       295,674,441      24,461,462
    Cost of shares repurchased
     Class A                                                                                          (178,570)       (472,547)
     Class B                                                                                      (198,063,730)    (23,772,537)
                                                                                                --------------  --------------
    Net increase in net assets from capital share transactions                                   1,409,442,191   1,760,901,434
                                                                                                --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                                     1,521,525,268   2,305,431,532
    Net assets at beginning of period                                                            5,512,874,207   3,207,442,675
                                                                                                --------------  --------------
    Net assets at end of period                                                                 $7,034,399,475  $5,512,874,207
                                                                                                ==============  ==============
    Net assets at end of period includes undistributed net investment income                    $   46,580,182  $   77,242,089
                                                                                                ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                       CLASS A
METLIFE GROWTH STRATEGY PORTFOLIO                                        --------------------------------
                                                                         FOR THE PERIOD  FOR THE YEARS ENDED
                                                                             ENDED          DECEMBER 31,
                                                                         JUNE 30, 2007  -----------------
                                                                          (UNAUDITED)      2006     2005(B)
                                                                         -------------- ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $12.89     $11.39     $10.19
                                                                             ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.12 (a)   0.26 (a)   0.90 (a)
Net Realized/Unrealized Gain on Investments.............................       0.77       1.33       0.44
                                                                             ------     ------     ------
Total from Investment Operations........................................       0.89       1.59       1.34
                                                                             ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.19)     (0.02)     (0.12)
Distributions from Net Realized Capital Gains...........................      (0.46)     (0.07)     (0.02)
                                                                             ------     ------     ------
Total Distributions.....................................................      (0.65)     (0.09)     (0.14)
                                                                             ------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $13.13     $12.89     $11.39
                                                                             ======     ======     ======
TOTAL RETURN                                                                   6.99%     14.04%     13.20%
Ratio of Expenses to Average Net Assets.................................       0.06%*     0.08%      0.04%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.06%*     0.08%(e)   0.04%*
Ratio of Net Investment Income to Average Net Assets....................       1.89%*     2.19%     11.87%*
Portfolio Turnover Rate.................................................        7.5%      19.8%      15.1%
Net Assets, End of Period (in millions).................................       $3.3       $2.6       $1.2

                                                                                                CLASS B
                                                                         --------------------------------------------------
                                                                         FOR THE PERIOD
                                                                             ENDED          FOR THE YEARS ENDED DECEMBER 31,
                                                                         JUNE 30, 2007   ----------------------------------
                                                                          (UNAUDITED)        2006         2005       2004(C)
                                                                         --------------  --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....................................    $  12.87     $  11.40     $  10.56     $  10.00
                                                                            --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................        0.10 (a)     0.22 (a)     0.22 (a)     0.19 (a)
Net Realized/Unrealized Gain on Investments.............................        0.76         1.32         0.74         0.44
                                                                            --------     --------     --------     --------
Total from Investment Operations........................................        0.86         1.54         0.96         0.63
                                                                            --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................       (0.16)       (0.00) +     (0.10)       (0.07)
Distributions from Net Realized Capital Gains...........................       (0.46)       (0.07)       (0.02)          --
                                                                            --------     --------     --------     --------
Total Distributions.....................................................       (0.62)       (0.07)       (0.12)       (0.07)
                                                                            --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........................................    $  13.11     $  12.87     $  11.40     $  10.56
                                                                            ========     ========     ========     ========
TOTAL RETURN                                                                    6.82%       13.59%        9.12%        6.30%
Ratio of Expenses to Average Net Assets.................................        0.31%*       0.33%        0.31%        0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates        0.31%*       0.33%(e)     0.31%        0.39%*
Ratio of Net Investment Income to Average Net Assets....................        1.52%*       1.81%        2.03%       11.59%*
Portfolio Turnover Rate.................................................         7.5%        19.8%        15.1%         0.0%(d)
Net Assets, End of Period (in millions).................................    $7,031.1     $5,510.3     $3,206.2     $1,379.4

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MetLife Growth Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                    Management Fees
                                   earned by Manager
                                  for the period ended
Portfolio                            June 30, 2007     % per annum    Average Daily Assets
---------                         -------------------- ----------- --------------------------

MetLife Growth Strategy Portfolio      $1,717,251          0.10%   First $500 Million

                                                          0.075%   $500 Million to $1 Billion

                                                           0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
         -                                      ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Growth Strategy Portfolio       0.10%   0.35%   0.25%*

         * Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                          Shares Issued
                                                             Through                 Net Increase
                                   Beginning    Shares      Dividend      Shares      in Shares     Ending
                                    Shares       Sold     Reinvestment  Repurchased  Outstanding    Shares
-                                 ----------- ----------- ------------- -----------  ------------ -----------

MetLife Growth Strategy Portfolio

 Class A

 06/30/2007                           202,259      49,116      11,249       (13,750)      46,615      248,874
 12/31/2006                           105,896     134,827       1,235       (39,699)      96,363      202,259

 Class B

 06/30/2007                       428,269,320 100,093,483  22,938,281   (15,122,217) 107,909,547  536,178,867
 12/31/2006                       281,356,823 146,888,669   2,028,314    (2,004,486) 146,912,497  428,269,320

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government Non-Government
                                  --------------- -------------- --------------- --------------

MetLife Growth Strategy Portfolio       $--       $1,890,206,976       $--        $464,629,750

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation)  Appreciation
---------                         -------------- ------------ -------------- --------------

MetLife Growth Strategy Portfolio $6,478,477,790 $572,624,437  $(14,913,846)  $557,710,591

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

6. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income     Long-Term Capital Gain          Total
                                  ---------------------- ---------------------- -----------------------
                                     2006       2005        2006        2005       2006        2005
                                  ---------- ----------- -----------  --------  ----------- -----------

MetLife Growth Strategy Portfolio $3,096,337 $33,556,016 $21,380,020  $932,296  $24,476,357 $34,488,312

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                     Income         Gain      Appreciation   and Deferrals       Total
                                  ------------- ------------- ------------ ------------------ ------------

MetLife Growth Strategy Portfolio  $77,728,468  $218,090,718  $488,488,575        $--         $784,307,761

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

                                                   Number of shares                                        Number of shares
                                                 held at December 31, Shares purchased  Shares sold during held at June 30,
Security Description                                     2006         during the period     the period           2007
--------------------                             -------------------- ----------------- ------------------ ----------------

Davis Venture Value Portfolio - Class A               17,359,007          3,481,031           (57,490)        20,782,548

Goldman Sachs Mid-Cap Value Portfolio - Class A        7,648,585          2,289,815          (350,902)         9,587,498

Harris Oakmark Focused Value Portfolio - Class A       1,026,235            410,216            (1,195)         1,435,256

Harris Oakmark International Portfolio - Class A      14,758,066          4,303,157          (758,630)        18,302,593

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                            Number of shares
                                                          held at December 31, Shares purchased  Shares sold during
Security Description                                              2006         during the period     the period
--------------------                                      -------------------- ----------------- ------------------

Jennison Growth Portfolio - Class A                            21,526,640          4,311,961        (14,854,906)

Legg Mason Partners Aggressive Growth Portfolio - Class A      39,923,766         14,219,399            (79,380)

Legg Mason Value Equity Portfolio - Class A                    29,929,082         11,860,275           (181,297)

Loomis Sayles Global Markets Portfolio - Class A               21,469,026          4,056,967           (239,729)

Lord Abbett Bond Debentures Portfolio - Class A                 8,646,147          2,662,512             (9,745)

Lord Abbett Growth and Income Portfolio - Class A              18,697,973          7,704,226            (22,350)

Met/AIM Small Cap Growth Portfolio - Class A                   12,290,696          2,456,169           (452,097)

MFS(R) Emerging Markets Equity Portfolio - Class A             16,680,256          2,946,321         (1,434,363)

MFS(R) Research International Portfolio - Class A              14,872,424          5,942,808           (421,950)

Neuberger Berman Real Estate Portfolio - Class A                6,085,515          2,743,045           (575,136)

Oppenheimer Capital Appreciation Portfolio - Class A           11,798,769          3,242,272            (13,229)

PIMCO Inflation Protected Bond Portfolio - Class A             25,906,124          6,768,245        (18,954,740)

PIMCO Total Return Portfolio - Class A                                 --         18,114,275            (10,443)

RCM Technology Portfolio - Class A                             20,997,805          5,506,187           (550,982)

T. Rowe Price Mid-Cap Growth Portfolio - Class A               12,581,720          3,040,940           (543,236)

Third Avenue Small Cap Value Portfolio - Class A               25,230,710          7,215,928            (45,675)

Turner Mid-Cap Growth Portfolio - Class A                       8,653,449          1,965,765           (267,310)

Van Kampen Comstock Portfolio - Class A                        50,685,142         17,643,203            (58,648)

                                                          Number of shares
                                                          held at June 30,
Security Description                                            2007
--------------------                                      ----------------

Jennison Growth Portfolio - Class A                          10,983,695

Legg Mason Partners Aggressive Growth Portfolio - Class A    54,063,785

Legg Mason Value Equity Portfolio - Class A                  41,608,060

Loomis Sayles Global Markets Portfolio - Class A             25,286,264

Lord Abbett Bond Debentures Portfolio - Class A              11,298,914

Lord Abbett Growth and Income Portfolio - Class A            26,379,849

Met/AIM Small Cap Growth Portfolio - Class A                 14,294,768

MFS(R) Emerging Markets Equity Portfolio - Class A           18,192,214

MFS(R) Research International Portfolio - Class A            20,393,282

Neuberger Berman Real Estate Portfolio - Class A              8,253,424

Oppenheimer Capital Appreciation Portfolio - Class A         15,027,812

PIMCO Inflation Protected Bond Portfolio - Class A           13,719,629

PIMCO Total Return Portfolio - Class A                       18,103,832

RCM Technology Portfolio - Class A                           25,953,010

T. Rowe Price Mid-Cap Growth Portfolio - Class A             15,079,424

Third Avenue Small Cap Value Portfolio - Class A             32,400,963

Turner Mid-Cap Growth Portfolio - Class A                    10,351,904

Van Kampen Comstock Portfolio - Class A                      68,269,697

                                                                                Net Realized Gain
                                                                                (Loss) on Capital
                                                            Net Realized Gain   Gain Distributions   Income earned
                                                          (Loss) on Investments  from Affiliates    from Affiliate
Security Description                                        during the period   during the period  during the period Ending Value
--------------------                                      --------------------- ------------------ ----------------- ------------

Davis Venture Value Portfolio - Class A                        $   516,630         $        --        $5,499,951     $776,228,152

Goldman Sachs Mid-Cap Value Portfolio - Class A                  1,142,116          10,924,518           845,899      138,251,722

Harris Oakmark Focused Value Portfolio - Class A                    20,004          37,501,253         1,700,750      359,775,687

Harris Oakmark International Portfolio - Class A                 3,729,511          25,100,473         2,925,330      344,637,826

Jennison Growth Portfolio - Class A                             23,896,280          11,394,040         1,358,704      140,481,456

Legg Mason Partners Aggressive Growth Portfolio - Class A           23,040          34,317,335           842,704      420,075,612

Legg Mason Value Equity Portfolio - Class A                        186,302             416,214           428,557      487,646,458

Loomis Sayles Global Markets Portfolio - Class A                   157,118                  --                --      287,757,681

Lord Abbett Bond Debenture Portfolio - Class A                       2,294             158,437         6,870,038      138,976,648

Lord Abbett Growth and Income Portfolio - Class A                   34,947          27,906,137         6,450,613      774,248,582

Met/AIM Small Cap Growth Portfolio - Class A                       795,145           2,735,223                --      214,707,418

MFS(R) Emerging Markets Equity Portfolio - Class A               1,392,681                  --           155,678      219,216,176

MFS(R) Research International Portfolio - Class A                1,441,255          36,421,334         3,738,167      286,321,675

Neuberger Berman Real Estate Portfolio - Class A                 4,476,519           9,084,835         1,133,721      126,029,790

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                                           Net Realized Gain
                                                                           (Loss) on Capital
                                                       Net Realized Gain   Gain Distributions   Income earned
                                                     (Loss) on Investments  from Affiliates    from Affiliate
Security Description                                   during the period   during the period  during the period Ending Value
--------------------                                 --------------------- ------------------ ----------------- ------------

Oppenheimer Capital Appreciation Portfolio - Class A      $    17,081         $ 7,885,181        $   176,518    $142,613,938

PIMCO Inflation Protected Bond Portfolio - Class A         (8,888,336)                 --          7,373,641     137,333,482

PIMCO Total Return Portfolio - Class A                         (2,715)                 --                 --     206,745,756

RCM Technology Portfolio - Class A                            485,462           4,840,056                 --     148,970,276

T.Rowe Price Mid-Cap Growth Portfolio - Class A             1,024,742           5,922,205            310,513     144,913,269

Third Avenue Small Cap Value Portfolio - Class A              139,391          31,828,946          5,925,110     561,184,685

Turner Mid-Cap Growth Portfolio - Class A                     731,544           4,358,901                 --     145,133,693

Van Kampen Comstock Portfolio - Class A                       122,143          14,273,057         10,676,078     834,938,399

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               MetLife Moderate
                              Strategy Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Moderate Strategy Portfolio performance for the six months ended June 30, 2007 was a gain of 4.94%. This compares to a 6.53% return for the MSCI Global Capital Markets Index and a 4.75% return for the blended benchmark (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000, 45% Lehman Brothers Universal, 10% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

The U.S. equity markets continued the positive momentum from the beginning of the year as strong gains culminated in early June with record highs for the Dow and S&P 500(R) Indexes. The primary driver of the rally was strong corporate profits resulting from strong overseas demand and a weaker dollar. Stock markets moved higher both in the U.S. and abroad despite signs of a slowing economy in the U.S. and ongoing concerns about inflation. Other concerns also included credit-related problems such as the ongoing subprime lending issue and some high-profile losses in the hedge fund industry. Despite the concerns mentioned above investors pointed towards strong economic growth outside the U.S. and a boom in merger activity (a 90% increase over the second quarter of 2006) as positive signs for the global economy overall. The bond market experienced rising yields as investors sought slightly higher premiums on high yield and mortgage related debt securities. The Federal Reserve stayed on hold, indicating a reluctance to cut U.S. rates due to concerns about inflation.

During the period our portfolio allocations to the Treasury Inflation Protected Securities, international debt, convertibles and high yield sectors of the bond market were contributors to performance. The Loomis Sayles Global Markets Portfolio and the Lord Abbett Bond Debenture Portfolio, both of which combine fixed income and equity, or equity-like, securities, were two of the larger contributors to returns.

On the equity side, strong performance in the small and mid cap sectors due to favorable market conditions contributed to performance specifically the T. Rowe Price Mid-Cap Growth Portfolio and the Lazard Mid-Cap Portfolio. Another notable positive was our position in the Third Avenue Small Cap Value Portfolio whose out-performance was driven by appreciation from various holdings within the oil, gas and energy sectors.

Also contributing to overall performance was the Davis Venture Value Portfolio as stock selection within the financials sector and a modest overweight to the energy sector drove performance. On the international side, the MFS(R) Research International Portfolio added to performance due to continued strength in foreign markets.

The Western Asset Management U.S. Government Portfolio detracted from performance due to slightly longer duration relative to the benchmark as well as structural exposure to agency mortgages. The PIMCO Total Return Portfolio was also a detractor due to above-index duration as interest rates rose over the period.

Equity performance was adversely impacted by a general underweighting in energy stocks for the Legg Mason Value Equity Portfolio and the Lord Abbett Growth and Income Portfolio. Finally, the Jennison Growth Portfolio's stock selection in the consumer discretionary sector detracted from performance.

A correction in the real estate securities market occurred after a significant period of out-performance. The Neuberger Berman Real Estate Portfolio, as a result, was the largest detractor from absolute performance during the period. The allocation to real estate has provided significant returns over the past few years and the asset class continues to offer diversification benefits for the Portfolio.

The Portfolio allocations were adjusted in early May 2007. Specifically, we further diversified the fixed income component and rebalanced the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         17.77%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  7.96%
    -----------------------------------------------------------------------
    Western Asset Management U.S. Government Portfolio (Class A)    7.94%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               7.06%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         6.98%
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond Portfolio (Class A)              6.88%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         6.07%
    -----------------------------------------------------------------------
    Legg Mason Value Equity Portfolio (Class A)                     5.99%
    -----------------------------------------------------------------------
    Loomis Sayles Global Markets Portfolio (Class A)                4.12%
    -----------------------------------------------------------------------
    Third Avenue Small Cap Value Portfolio (Class A)                4.02%
    -----------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                3.11%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               3.08%
    -----------------------------------------------------------------------
    Lazard Mid-Cap Portfolio (Class A)                              3.07%
    -----------------------------------------------------------------------
    MFS(R) Emerging Markets Portfolio (Class A)                     2.09%
    -----------------------------------------------------------------------
    Turner Mid-Cap Growth Portfolio (Class A)                       2.08%
    -----------------------------------------------------------------------
    Oppenheimer Capital Appreciation Portfolio (Class A)            2.04%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             2.01%
    -----------------------------------------------------------------------
    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 1.98%
    -----------------------------------------------------------------------
    BlackRock High Yield Portfolio (Class A)                        1.98%
    -----------------------------------------------------------------------
    Harris Oakmark International Portfolio (Class A)                1.97%
    -----------------------------------------------------------------------
    Neuberger Berman Real Estate Portfolio (Class A)                1.80%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MSCI GLOBAL MARKETS INDEX/1/
                       AND MODERATE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                             [CHART]

               MetLife Moderate           MSCI Global             Moderate
              Strategy Portfolio     Capital Markets Index    Blended Benchmark
              ------------------     ---------------------    -----------------
 11/3/2004         $10,000                 $10,000                 $10,000
12/31/2004          10,255                  10,701                  10,394
12/31/2005          10,851                  11,136                  10,951
12/31/2006          11,961                  12,811                  12,194
 6/30/2007          12,552                  13,648                  12,773




    -----------------------------------------------------------------------
                                          Average Annual Return
                                         (for the period ended 6/30/07)/3/
    -----------------------------------------------------------------------
                                         1 Year      Since Inception/4/
    -----------------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A                   13.68%           11.12%
--  Class B                              13.48%            8.93%
    -----------------------------------------------------------------------
--  MSCI Global Capital Markets Index/1/ 17.17%           12.44%
    -----------------------------------------------------------------------
- - Moderate Blended Benchmark/2/        14.02%            9.62%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measures the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index which measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Moderate Blended Benchmark is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index (the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,050.40       $0.41
  Hypothetical (5% return before expenses)     1,000.00      1,024.40        0.40
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,049.40       $1.68
  Hypothetical (5% return before expenses)     1,000.00      1,023.16        1.66
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.08% and 0.33% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     BlackRock High Yield Portfolio
       (Class A)..............................  4,762,920 $    39,436,980
     Davis Venture Value Portfolio
       (Class A)*.............................  3,238,577     120,960,855
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)..............................  2,738,548      39,489,858
     Harris Oakmark International Portfolio
       (Class A)..............................  2,091,271      39,378,641
     Jennison Growth Portfolio (Class A)*.....  3,137,627      40,130,253
     Lazard Mid-Cap Portfolio (Class A).......  4,358,435      61,192,424
     Legg Mason Value Equity Portfolio
       (Class A).............................. 10,187,472     119,397,177
     Loomis Sayles Global Markets Portfolio
       (Class A)..............................  7,224,800      82,218,230
     Lord Abbett Bond Debenture Portfolio
       (Class A).............................. 12,910,095     158,794,165
     Lord Abbett Growth and Income
       Portfolio (Class A)....................  4,796,006     140,762,763
     MFS(R) Emerging Markets Equity Portfolio
       (Class A)..............................  3,466,176      41,767,417
     MFS(R) Research International Portfolio
       (Class A)..............................  4,370,172      61,357,222
     Neuberger Berman Real Estate Portfolio
       (Class A)..............................  2,355,073      35,961,971
     Oppenheimer Capital Appreciation
       Portfolio (Class A)....................  4,293,547      40,745,762
     PIMCO Inflation Protected Bond
       Portfolio (Class A).................... 13,713,955     137,276,688
     PIMCO Total Return Portfolio
       (Class A).............................. 31,025,748     354,314,041
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)..............................  6,463,027      62,109,694
     Third Avenue Small Cap Value Portfolio
       (Class A)..............................  4,628,154      80,159,620
     Turner Mid-Cap Growth Portfolio
       (Class A)..............................  2,957,970      41,470,737
     Van Kampen Comstock Portfolio
       (Class A).............................. 11,376,494     139,134,517
     Western Asset Management U.S.
       Government Portfolio (Class A)*........ 13,150,728     158,334,762
                                                          ---------------
     Total Investment Company Securities
     (Cost $1,897,228,622)                                  1,994,393,777
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $1,897,228,622)                                  1,994,393,777
                                                          ---------------

     Other Assets and Liabilities (net) - 0.0%                   (570,070)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 1,993,823,707
                                                          ===============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

METLIFE MODERATE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,994,393,777
   Receivable for Trust shares sold                                           1,649,141
                                                                         --------------
     Total assets                                                         1,996,042,918
                                                                         --------------
LIABILITIES
   Due to bank                                                                       11
   Payables for:
     Investments purchased                                                    1,003,828
     Trust shares redeemed                                                      645,314
     Distribution and services fees--Class B                                    404,983
     Investment advisory fee payable (Note 3)                                   111,790
     Administration fee payable                                                   1,901
     Custodian and accounting fees payable                                       26,412
   Accrued expenses                                                              24,972
                                                                         --------------
     Total liabilities                                                        2,219,211
                                                                         --------------
NET ASSETS                                                               $1,993,823,707
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,811,951,784
   Accumulated net realized gain                                             53,627,406
   Unrealized appreciation on investments                                    97,165,155
   Undistributed net investment income                                       31,079,362
                                                                         --------------
     Total                                                               $1,993,823,707
                                                                         ==============
NET ASSETS
   Class A                                                               $      907,302
                                                                         ==============
   Class B                                                                1,992,916,405
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       78,411
                                                                         ==============
   Class B                                                                  172,436,574
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        11.57
                                                                         ==============
   Class B                                                                        11.56
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $1,897,228,622


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

METLIFE MODERATE STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $34,015,094
                                                                          -----------
       Total investment income                                             34,015,094
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           637,057
   Administration fees                                                         11,901
   Custody and accounting fees                                                  4,929
   Distribution fee--Class B                                                2,254,370
   Transfer agent fees                                                          3,860
   Audit                                                                        7,402
   Legal                                                                        7,453
   Trustee fees and expenses                                                    6,763
   Insurance                                                                      607
   Other                                                                        1,381
                                                                          -----------
   Total expenses                                                           2,935,723
                                                                          -----------
   Net investment income                                                   31,079,371
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                         13,562,037
       Capital gain distributions from underlying Portfolios               45,575,533
                                                                          -----------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          59,137,570
                                                                          -----------
   Net change in unrealized depreciation on:
       Investments                                                         (5,408,850)
                                                                          -----------
   Net change in unrealized depreciation on investments                    (5,408,850)
                                                                          -----------
   Net realized and change in unrealized gain on investments               53,728,720
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $84,808,091
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

METLIFE MODERATE STRATEGY PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   31,079,371  $   38,182,429
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                            59,137,570      44,977,262
   Net change in unrealized appreciation (depreciation) on investments       (5,408,850)     60,325,311
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                      84,808,091     143,485,002
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (20,253)           (607)
     Class B                                                                (38,162,190)       (120,374)
   From net realized gains
     Class A                                                                    (23,866)         (2,551)
     Class B                                                                (49,140,175)    (10,360,885)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (87,346,484)    (10,484,417)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                     54,754         604,886
     Class B                                                                331,273,592     442,249,084
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                     44,119           3,158
     Class B                                                                 87,302,365      10,481,259
   Cost of shares repurchased
     Class A                                                                   (107,514)        (57,690)
     Class B                                                               (103,483,325)    (75,367,914)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               315,083,991     377,912,783
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                312,545,598     510,913,368
   Net assets at beginning of period                                      1,681,278,109   1,170,364,741
                                                                         --------------  --------------
   Net assets at end of period                                           $1,993,823,707  $1,681,278,109
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   31,079,362  $   38,182,434
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

METLIFE MODERATE STRATEGY PORTFOLIO
                                                                                             CLASS A
                                                                            -------------------------------------
                                                                            FOR THE PERIOD     FOR THE YEARS ENDED
                                                                                ENDED             DECEMBER 31,
                                                                            JUNE 30, 2007   ---------------------
                                                                             (UNAUDITED)        2006       2005(B)
                                                                            --------------  --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................    $  11.58     $  10.57     $   9.91
                                                                               --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................        0.21 (a)     0.19 (a)     1.25 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................        0.37         0.93        (0.44)
                                                                               --------     --------     --------
Total from Investment Operations...........................................        0.58         1.12         0.81
                                                                               --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................       (0.27)       (0.02)       (0.13)
Distributions from Net Realized Capital Gains..............................       (0.32)       (0.09)       (0.02)
                                                                               --------     --------     --------
Total Distributions........................................................       (0.59)       (0.11)       (0.15)
                                                                               --------     --------     --------
NET ASSET VALUE, END OF PERIOD.............................................    $  11.57     $  11.58     $  10.57
                                                                               ========     ========     ========
TOTAL RETURN                                                                       5.04%       10.62%        8.16%
Ratio of Expenses to Average Net Assets....................................        0.08%*       0.09%        0.09%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...        0.08%*       0.09%(e)     0.09%*
Ratio of Net Investment Income to Average Net Assets.......................        3.53%*       1.76%       17.59%*
Portfolio Turnover Rate....................................................        12.1%        22.2%        22.6%
Net Assets, End of Period (in millions)....................................        $0.9         $0.9         $0.3

                                                                                                  CLASS B
                                                                            ------------------------------------------------
                                                                            FOR THE PERIOD
                                                                                ENDED         FOR THE YEARS ENDED DECEMBER 31,
                                                                            JUNE 30, 2007   --------------------------------
                                                                             (UNAUDITED)        2006        2005       2004(C)
                                                                            --------------  --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................    $  11.56     $  10.57     $  10.11     $10.00
                                                                               --------     --------     --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................        0.20 (a)     0.30 (a)     0.22 (a)   0.36 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................        0.37         0.78         0.37      (0.11)
                                                                               --------     --------     --------     ------
Total from Investment Operations...........................................        0.57         1.08         0.59       0.25
                                                                               --------     --------     --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................       (0.25)       (0.00)+      (0.11)     (0.14)
Distributions from Net Realized Capital Gains..............................       (0.32)       (0.09)       (0.02)        --
                                                                               --------     --------     --------     ------
Total Distributions........................................................       (0.57)       (0.09)       (0.13)     (0.14)
                                                                               --------     --------     --------     ------
NET ASSET VALUE, END OF PERIOD.............................................    $  11.56     $  11.56     $  10.57     $10.11
                                                                               ========     ========     ========     ======
TOTAL RETURN                                                                       4.94%       10.23%        5.81%      2.55%
Ratio of Expenses to Average Net Assets....................................        0.33%*       0.35%        0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...        0.33%*       0.35%(e)     0.35%      0.45%*
Ratio of Net Investment Income to Average Net Assets.......................        3.44%*       2.70%        2.14%     22.53%*
Portfolio Turnover Rate....................................................        12.1%        22.2%        22.6%       0.0%(d)
Net Assets, End of Period (in millions)....................................    $1,992.9     $1,680.4     $1,170.1     $500.3

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MetLife Moderate Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                    for the period ended
Portfolio                              June 30, 2007     % per annum    Average Daily Assets
---------                           -------------------- ----------- --------------------------

MetLife Moderate Strategy Portfolio       $637,057           0.10%   First $500 Million

                                                            0.075%   $500 Million to $1 Billion

                                                             0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Moderate Strategy Portfolio     0.10%   0.35%   0.25%*

         * Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                           Shares Issued             Net Increase
                                                              Through                 (Decrease)
                                     Beginning    Shares     Dividend      Shares     in Shares     Ending
                                      Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                   ----------- ---------- ------------- ----------- ------------ -----------

MetLife Moderate Strategy Portfolio

 Class A

 06/30/2007                              79,091      4,698       3,830       (9,208)        (680)      78,411
 12/31/2006                              27,826     56,251         290       (5,276)      51,265       79,091

 Class B

 06/30/2007                         145,307,558 28,419,287   7,584,914   (8,875,185)  27,129,016  172,436,574
 12/31/2006                         110,699,660 40,511,591     963,351   (6,867,044)  34,607,898  145,307,558

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

MetLife Moderate Strategy Portfolio       $--        $525,648,324        $--        $221,212,816

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
---------                           -------------- ------------ -------------- --------------

MetLife Moderate Strategy Portfolio $1,897,228,622 $107,213,718  $(10,048,563)  $97,165,155

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income     Long-Term Capital Gain          Total
                                    ---------------------- ---------------------- -----------------------
                                       2006       2005        2006        2005       2006        2005
                                    ---------- -----------   ----------   ----    ----------- -----------

MetLife Moderate Strategy Portfolio $1,408,284 $13,969,899 $9,076,133     $--     $10,484,417 $13,969,899

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
                                    ------------- ------------- ------------ ------------------ ------------

MetLife Moderate Strategy Portfolio  $38,452,790   $48,893,510  $97,064,017         $--         $184,410,317

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:


                                                       Number of shares      Shares purchased  Shares sold during the
Security Description                               held at December 31, 2006 during the period         period
--------------------                               ------------------------- ----------------- ----------------------

BlackRock High Yield Portfolio - Class A                          --             4,771,989               (9,069)

Goldman Sachs Mid-Cap Value Portfolio - Class A            2,366,356               554,803             (182,611)

Lazard Mid-Cap Portfolio - Class A                         3,761,793               879,151             (282,509)

Legg Mason Value Equity Portfolio - Class A                7,717,501             2,740,250             (270,279)

Loomis Sayles Global Markets Portfolio - Class A           6,641,854               857,465             (274,519)

Lord Abbett Bond Debenture Portfolio - Class A            10,695,668             2,326,070             (111,643)

MFS(R) Emerging Markets Equity Portfolio - Class A         3,441,818               422,104             (397,746)

PIMCO Inflation Protected Bond Portfolio - Class A        19,222,860             3,840,607           (9,349,512)

PIMCO Total Return Portfolio - Class A                    20,842,894            10,418,464             (235,610)

T. Rowe Price Mid-Cap Growth Portfolio - Class A           5,839,669             1,056,428             (433,070)

Turner Mid-Cap Growth Portfolio - Class A                  2,677,882               441,336             (161,248)

Van Kampen Comstock Portfolio - Class A                    8,551,077             3,036,671             (211,254)

Western Asset Management U.S. Government
  Portfolio - Class A                                     10,689,721             2,576,197             (115,190)

                                                     Number of
                                                   shares held at
Security Description                               June 30, 2007
--------------------                               --------------

BlackRock High Yield Portfolio - Class A              4,762,920

Goldman Sachs Mid-Cap Value Portfolio - Class A       2,738,548

Lazard Mid-Cap Portfolio - Class A                    4,358,435

Legg Mason Value Equity Portfolio - Class A          10,187,472

Loomis Sayles Global Markets Portfolio - Class A      7,224,800

Lord Abbett Bond Debenture Portfolio - Class A       12,910,095

MFS(R) Emerging Markets Equity Portfolio - Class A    3,466,176

PIMCO Inflation Protected Bond Portfolio - Class A   13,713,955

PIMCO Total Return Portfolio - Class A               31,025,748

T. Rowe Price Mid-Cap Growth Portfolio - Class A      6,463,027

Turner Mid-Cap Growth Portfolio - Class A             2,957,970

Van Kampen Comstock Portfolio - Class A              11,376,494

Western Asset Management U.S. Government
  Portfolio - Class A                                13,150,728

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED



                                                                           Net Realized Gain
                                                                           (Loss) on Capital
                                                       Net Realized Gain   Gain Distributions  Income earned from
                                                     (Loss) on Investments  from Affiliates   Affiliates during the
Security Description                                   during the period   during the period         period         Ending Value
--------------------                                 --------------------- ------------------ --------------------- ------------

BlackRock High Yield Portfolio - Class A                  $      (427)         $       --          $       --       $ 39,436,980

Goldman Sachs Mid-Cap Value Portfolio - Class A               492,501           3,186,889             246,765         39,489,858

Lazard Mid-Cap Portfolio - Class A                            126,950           4,830,146             352,433         61,192,424

Legg Mason Value Equity Portfolio - Class A                   270,087             101,109               2,998        119,397,177

Loomis Sayles Global Markets Portfolio - Class A              187,898                  --                  --         82,218,230

Lord Abbett Bond Debenture Portfolio - Class A                (21,239)            184,873           8,016,350        158,794,165

MFS(R) Emerging Markets Equity Portfolio - Class A            369,048                  --              30,283         41,767,417

PIMCO Inflation Protected Bond Portfolio - Class A         (4,449,496)                 --           5,163,238        137,276,688

PIMCO Total Return Portfolio - Class A                         95,156                  --           9,737,903        354,314,041

T. Rowe Price Mid-Cap Growth Portfolio - Class A              799,064           2,591,468             135,875         62,109,694

Turner Mid-Cap Growth Portfolio - Class A                     393,316           1,271,086                  --         41,470,737

Van Kampen Comstock Portfolio - Class A                       469,116           2,270,472           1,698,285        139,134,517

Western Asset Management U.S. Government Portfolio -
  Class A                                                      23,904                  --           3,957,495        158,334,762

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                            MFS(R) Emerging Markets
                               Equity Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

SUMMARY OF RESULTS

For the six months ended June 30, 2007, the MFS(R) Emerging Markets Equity Portfolio provided a total return of 14.74% for Class A. This compares with a return of 17.75% for the Portfolio's benchmark, the MSCI Emerging Markets Index/SM/.

DETRACTORS FROM PERFORMANCE

The portfolio's underweighted position in the industrial goods and services sector detracted from relative performance. Not holding ship-building firm Hyundai Heavy (South Korea), whose stock price more than doubled over the reporting period, hurt relative results.

Security selection in the utilities and communications sector also dampened relative returns. Not holding strong-performing wireless communications company America Movil (Mexico) weighed on performance.

The combination of an overweighted position and security selection in the health care sector had a negative impact on results. The portfolio's positioning in pharmaceutical firm Gedeon Richter/(g)/ (Hungary) and generic drug manufacturer Teva Pharmaceutical (Israel) hurt performance as both stocks lagged the benchmark.

Stocks in other sectors that hurt results included microchip and electronics manufacturer Samsung Electronics (South Korea), global software services firm HCL Technologies/(aa)/ (India), and banking and financial services firm Nossa Caixa-Nosso Banco/(g) /(Brazil).

The Portfolio's cash position detracted from relative performance. The
Portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets increased, as measured by the portfolio's benchmark, holding cash hurts performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Security selection and an overweighted position in the basic materials sector boosted relative performance. Iron ore producer Companhia Vale do Rio Doce (Brazil), mining companies Grupo Mexico SAB De CV (Mexico) and Southern Copper/(aa)/ (U.S.), and industrial conglomerate LG Group (South Korea) were among the portfolio's top contributors. Underweighting steel products and electronics manufacturer Posco/(g)/ (South Korea) also helped.

Stocks in other sectors that contributed to performance included brewing company Companhia de Bebidas das Americas (Brazil) and petrochemical firm Reliance Industries (India). Underweighting technology consulting firm Infosys/
(g)/ (India) and avoiding poor-performing gas and oil exploration firm Surgutneftegaz/(g) /(Russia) also helped.

/(aa)/ Security is not a benchmark constituent.

/(g)/ Security was not held in the portfolio at period end.

NICHOLAS SMITHIE
Portfolio Manager, Investment Officer
MASSACHUSETTS FINANCIAL SERVICES COMPANY

Mr. Smithie joined MFS(R) in 1998 as an equity research analyst and has managed the portfolio since its inception. Prior to joining MFS(R), he worked for two-and-a-half years as a Global Emerging Markets Portfolio Manager for Gartmore Investment Management, two years as an Assistant Manager in the Developing Country Finance Group for West Merchant Bank, one year as a Consultant for Republic National Bank of New York, and four years as a Chartered Account for Coopers & Lybrand.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Gazprom (ADR)                                        7.20%
         -------------------------------------------------------------
         Petroleo Brasileiro S.A. (ADR)                       5.13%
         -------------------------------------------------------------
         Samsung Electronics Co., Ltd.                        4.26%
         -------------------------------------------------------------
         Companhia Vale do Rio Doce (ADR)                     4.19%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   2.65%
         -------------------------------------------------------------
         China Mobile (Hong Kong), Ltd. (ADR)                 2.58%
         -------------------------------------------------------------
         Kookmin Bank                                         2.04%
         -------------------------------------------------------------
         Teva Pharmaceuticals Industries, Ltd.                2.03%
         -------------------------------------------------------------
         HCL Technologies, Ltd.                               1.96%
         -------------------------------------------------------------
         PetroChina Co., Ltd.                                 1.93%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07
 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              MFS(R) EMERGING MARKETS EQUITY PORTFOLIO MANAGED BY
    MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EMERGING MARKETS FREE
                                  INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                MFS(R) Emerging             MSCI Emerging
           Markets Equity Portfolio       Markets Free Index/SM/
           ------------------------       ----------------------
 5/1/2006         $10,000                       $10,000
 6/30/2006          8,740                         8,930
 9/30/2006          9,040                         9,366
12/31/2006         10,604                        11,014
 6/30/2007         12,167                        12,969




    ---------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the period ended 6/30/07)
    ---------------------------------------------------------------------
                                                          Since
                                          1 year       Inception/3/
    ---------------------------------------------------------------------
    MFS(R) Emerging Markets Equity
--  Portfolio--Class A                    39.21%         18.30%
    Class B                               38.83%         17.91%
    ---------------------------------------------------------------------
- - MSCI Emerging Markets Free Index/SM1/ 45.45%         25.19%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index/SM/ is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,147.40       $6.18
  Hypothetical (5% return before expenses)     1,000.00      1,019.04        5.81
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,145.80       $7.45
  Hypothetical (5% return before expenses)     1,000.00      1,017.85        7.00
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.16% and 1.40% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


  ----------------------------------------------------------------------------
  SECURITY                                                          VALUE
  DESCRIPTION                                          SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  COMMON STOCKS - 91.8%
  ARGENTINA - 0.9%
  Banco Macro S.A. (ADR)............................      75,040 $   2,466,565
  Telecom Argentina S.A. (ADR)*.....................     106,630     2,657,219
                                                                 -------------
                                                                     5,123,784
                                                                 -------------
  BERMUDA - 1.3%
  Credicorp, Ltd....................................      73,050     4,468,469
  First Pacific Co..................................   4,122,000     2,985,926
                                                                 -------------
                                                                     7,454,395
                                                                 -------------
  BRAZIL - 14.3%
  Aracruz Celulose S.A. (ADR)(a)....................      70,660     4,680,518
  Banco Bradesco S.A. (ADR)(a)......................     407,150     9,816,387
  Companhia Vale do Rio Doce (ADR)..................     548,370    24,429,883
  EDP - Energias do Brasil S.A......................     157,410     3,227,920
  Equatorial Energia S.A............................     289,850     2,892,346
  Petroleo Brasileiro S.A. (ADR)....................     246,600    29,905,182
  Tele Norte Leste Participacoes S.A................      86,300     3,432,158
  Unibanco-Uniao de Bancos Brasilieros S.A. (ADR)...      44,480     5,020,458
                                                                 -------------
                                                                    83,404,852
                                                                 -------------
  CANADA - 1.8%
  Addax Petroleum Corp..............................     187,200     7,012,409
  First Uranium Corp. (144A)*(b)....................     301,920     3,392,360
                                                                 -------------
                                                                    10,404,769
                                                                 -------------
  CAYMAN ISLANDS - 0.2%
  Stella International Holdings.....................     562,000     1,125,351
                                                                 -------------
  CHILE - 1.5%
  Banco Santander Chile S.A. (ADR)(a)...............      48,490     2,402,195
  Enersis S.A. (ADR)................................     317,710     6,370,085
                                                                 -------------
                                                                     8,772,280
                                                                 -------------
  CHINA - 0.6%
  Huaneng Power International, Inc..................   3,002,000     3,496,031
                                                                 -------------
  CZECH REPUBLIC - 1.1%
  CEZ...............................................     121,300     6,271,385
                                                                 -------------
  EGYPT - 2.0%
  Egyptian Co. for Mobile Services..................      98,373     3,095,106
  Orascom Telecom Holding SAE.......................     412,697     5,297,651
  Telecom Egypt.....................................     992,010     3,064,557
                                                                 -------------
                                                                    11,457,314
                                                                 -------------
  HONG KONG - 6.9%
  ASM Pacific Technology, Ltd.......................     957,000     6,934,736
  China Mobile (Hong Kong), Ltd.....................   1,390,500    15,009,010
  Citic Pacific, Ltd................................     659,000     3,325,439
  CNOOC, Ltd........................................   1,573,000     1,787,226
  PetroChina Co., Ltd...............................   7,592,000    11,232,842
  Regal Real Estate Investment Trust (REIT)*........   5,895,000     2,005,980
                                                                 -------------
                                                                    40,295,233
                                                                 -------------

  ----------------------------------------------------------------------------
  SECURITY                                                          VALUE
  DESCRIPTION                                          SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  HUNGARY - 0.9%
  OTP Bank Nyrt. (GDR)..............................      43,960 $   5,077,380
                                                                 -------------
  INDONESIA - 2.2%
  PT Astra International Tbk........................   1,379,000     2,576,422
  PT Bank Central Asia Tbk..........................   3,759,500     2,265,654
  PT Hanjaya Mandala Sampoerna Tbk..................   1,582,000     2,413,664
  PT Telekomunikasi Indonesia.......................   5,170,000     5,581,866
                                                                 -------------
                                                                    12,837,606
                                                                 -------------
  ISRAEL - 3.5%
  Israel Chemicals, Ltd.............................     681,270     5,408,030
  Makhteshim-Agan Industries, Ltd...................     448,730     3,242,455
  Teva Pharmaceutical Industries, Ltd. (ADR)........     287,320    11,851,950
                                                                 -------------
                                                                    20,502,435
                                                                 -------------
  LUXEMBOURG - 1.3%
  Tenaris S.A. (ADR)................................     111,550     5,461,488
  Ternium S.A. (ADR)(a).............................      78,560     2,379,582
                                                                 -------------
                                                                     7,841,070
                                                                 -------------
  MALAYSIA - 3.9%
  AMMB Holdings Berhad..............................   2,320,000     2,900,048
  British American Tobacco Malaysia Berhad..........     215,000     2,801,292
  Genting Berhad....................................   1,272,400     3,038,245
  Malayan Banking Berhad............................     880,800     3,058,467
  Resorts World Berhad..............................   3,144,600     3,148,705
  Telekom Malaysia Berhad...........................     912,000     2,718,817
  Tenaga Nasional Berhad............................   1,589,000     5,240,972
                                                                 -------------
                                                                    22,906,546
                                                                 -------------
  MEXICO - 6.2%
  Consorcio ARA S.A. de C.V.(a).....................   1,017,700     1,641,056
  Corporacion Moctezuma S.A. de C.V.................     920,500     2,977,170
  Grupo Continental S.A.(a).........................   1,146,360     2,549,686
  Grupo Mexico S.A. de C.V..........................   1,276,500     7,854,948
  Grupo Televisa S.A. (ADR).........................     204,600     5,649,006
  Kimberly-Clark de Mexico S.A. de C.V. - Class A(a)   1,078,020     4,695,470
  Sare Holding SAB de C.V.*(a)......................   1,464,300     2,415,486
  TV Azteca S.A. de C.V.............................   2,932,500     2,595,349
  Wal-Mart de Mexico S.A. de C.V.(a)................   1,485,000     5,642,411
                                                                 -------------
                                                                    36,020,582
                                                                 -------------
  PERU - 0.6%
  Compania de Minas Buenaventura S.A. (ADR)(a)......      86,440     3,238,042
                                                                 -------------
  PHILIPPINES - 3.5%
  Ayala Corp........................................     217,032     2,548,542
  Filinvest Land, Inc.*.............................  47,330,300     2,191,624
  First Philippine Holdings Corp....................   2,283,840     4,428,060
  Manila Water Co...................................  20,130,000     5,417,386
  Philippine Long Distance Telephone Co.............      96,860     5,536,252
                                                                 -------------
                                                                    20,121,864
                                                                 -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

  ----------------------------------------------------------------------------
  SECURITY                                                          VALUE
  DESCRIPTION                                          SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  POLAND - 0.9%
  KGHM Polska Miedz S.A.............................      60,470 $   2,298,706
  Telekomunikacja Polska S.A........................     366,290     3,194,914
                                                                 -------------
                                                                     5,493,620
                                                                 -------------

  RUSSIA - 10.4%
  Gazprom (ADR).....................................     993,590    41,631,421
  Gazprom Neft (ADR)(a).............................      43,610       876,561
  GMK Norilsk Nickel (ADR)..........................      26,630     5,911,860
  Mobile Telesystems (ADR)..........................     102,450     6,205,397
  Vimpel - Communications (ADR)(a)..................      57,050     6,010,788
                                                                 -------------
                                                                    60,636,027
                                                                 -------------
  SOUTH AFRICA - 9.9%
  ABSA Group, Ltd...................................     289,380     5,375,419
  African Bank Investments, Ltd.....................   1,208,190     5,092,998
  Bidvest Group, Ltd................................     130,280     2,650,432
  Ellerine Holdings, Ltd............................     237,347     2,341,524
  FirstRand, Ltd....................................   1,805,960     5,747,798
  Foschini, Ltd.....................................     339,730     2,928,345
  Gold Fields, Ltd..................................     175,120     2,709,484
  Impala Platinum Holdings, Ltd.....................     187,480     5,701,993
  Massmart Holdings, Ltd............................     279,904     3,417,360
  Nedbank Group, Ltd................................     136,717     2,544,823
  Sanlam, Ltd.......................................   1,925,480     6,114,685
  Standard Bank Group, Ltd..........................     489,590     6,789,451
  Tiger Brands, Ltd.................................     109,590     2,810,482
  Truworths International, Ltd......................     686,210     3,541,865
                                                                 -------------
                                                                    57,766,659
                                                                 -------------
  SOUTH KOREA - 8.9%
  Hana Financial Group, Inc.........................      47,660     2,316,444
  Hyundai Mobis.....................................      24,661     2,338,539
  Kookmin Bank......................................     135,956    11,909,881
  Korea Exchange Bank...............................     178,300     2,643,448
  LG Chem, Ltd......................................      50,930     4,292,684
  Samsung Electronics Co., Ltd......................      40,622    24,817,056
  Shinhan Financial Group Co., Ltd..................      60,310     3,655,153
                                                                 -------------
                                                                    51,973,205
                                                                 -------------
  TAIWAN - 6.3%
  Acer, Inc.........................................   1,505,000     3,079,043
  Cathay Financial Holding Co., Ltd.................   1,981,135     4,748,619
  Chunghwa Telecom Co., Ltd.........................   2,125,000     4,064,680
  Far EasTone Telecommunications Co., Ltd.*.........   2,332,000     2,905,815

  ----------------------------------------------------------------------------
  SECURITY                                                          VALUE
  DESCRIPTION                                          SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  TAIWAN - CONTINUED
  High Tech Computer Corp...........................     132,400 $   2,372,842
  Lite-On Technology Corp...........................      43,000        55,629
  Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   1,387,310    15,440,764
  United Microelectronics Corp......................   6,887,000     4,174,072
                                                                 -------------
                                                                    36,841,464
                                                                 -------------
  THAILAND - 1.0%
  Siam Cement Public Compay, Ltd....................     769,200     5,969,774
                                                                 -------------
  TURKEY - 1.0%
  Asya Katilim Bankasi A.S.*........................     314,713     1,921,410
  Turkiye Garanti Bankasi A.S.(a)...................     726,680     4,038,007
                                                                 -------------
                                                                     5,959,417
                                                                 -------------
  UNITED STATES - 0.7%
  Southern Copper Corp.(a)..........................      41,480     3,909,905
                                                                 -------------
  Total Common Stocks (Cost $467,165,835)                          534,900,990
                                                                 -------------
  PREFERRED STOCKS - 2.1%
  BRAZIL - 1.4%
  AES Tiete S.A.....................................  49,006,000     1,903,293
  Eletropaulo Metropolitana de Sao Paulo S.A........  53,610,000     3,522,641
  Usinas Siderurgicas de Minas Gerais S.A. - Class A      49,100     2,796,852
                                                                 -------------
                                                                     8,222,786
                                                                 -------------
  COLOMBIA - 0.4%
  BanColombia S.A...................................      77,520     2,544,982
                                                                 -------------
  RUSSIA - 0.3%
  Transneft OAO(c)..................................         870     1,420,847
                                                                 -------------
  Total Preferred Stocks (Cost $10,155,701)                         12,188,615
                                                                 -------------
  WARRANTS - 3.4%
  INDIA - 2.9%
  Oil & Natural Gas Corp., Ltd.*....................      97,115     2,158,478
  HCL Technologies, Ltd.*...........................   1,347,537    11,420,376
  Steel Authority of India*.........................     948,433     3,063,439
  NETHERLANDS ANTILLES - 0.5%
  ITC, Ltd.*(c).....................................     763,249     2,908,742
                                                                 -------------
  Total Warrants (Cost $17,758,887)                                 19,551,035
                                                                 -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------
      SHORT-TERM INVESTMENT - 1.5%
      Cargill, Inc. (144A)(b)
        5.370%, due 07/02/07
        (Cost - $9,000,314).................... $  9,003,000 $   9,000,314
                                                             -------------

      TOTAL INVESTMENTS - 98.8%
      (Cost $504,080,737)                                      575,640,954

      Other Assets and Liabilities (net) - 1.2%                  6,806,660
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 582,447,614
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $32,987,519 and the collateral received consisted of cash in the amount of $33,870,715.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $12,392,674 of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $4,329,589 of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION AT 6/30/2007

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Auto Components                           $  2,339       0.4%
        Automobiles                                  2,576       0.4%
        Banks                                       72,490      12.5%
        Beverages                                    2,550       0.5%
        Chemicals                                   12,943       2.2%
        Computers & Peripherals                     16,928       2.9%
        Construction Materials                       8,947       1.5%
        Electric Utilities                          37,353       6.4%
        Energy                                       5,417       0.9%
        Energy Equipment & Services                  5,462       1.0%
        Financial - Diversified                     22,551       3.9%
        Food & Drug Retailing                        3,417       0.6%
        Food Products                                2,810       0.5%
        Hotels, Restaurants & Leisure                3,149       0.5%
        Household Products                           4,696       0.8%
        Industrial - Diversified                    62,012      10.6%
        Insurance                                   10,863       1.9%
        Media                                        8,244       1.4%
        Metals & Mining                             61,775      10.6%
        Oil & Gas                                   54,394       9.4%
        Paper & Forest Products                      4,681       0.8%
        Pharmaceuticals                             11,852       2.0%
        Real Estate                                  8,254       1.4%
        Retail - Multiline                           5,642       1.0%
        Retail - Specialty                           9,937       1.7%
        Semiconductor Equipment & Products          51,367       8.8%
        Telecommunication Services - Diversified    29,966       5.1%
        Telecommunication Services - Wireless       35,902       6.2%
        Tobacco                                      8,124       1.4%
                                                  --------      ----
        Total                                     $566,641      97.3%
                                                  ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $575,640,954
   Cash                                                                           531
   Cash denominated in foreign currencies**                                   216,863
   Collateral for securities on loan                                       33,870,715
   Receivable for investments sold                                          9,911,458
   Receivable for Trust shares sold                                           708,119
   Dividends receivable                                                     1,480,396
                                                                         ------------
     Total assets                                                         621,829,036
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  1,183,258
     Trust shares redeemed                                                  3,463,893
     Distribution and services fees - Class B                                   5,489
     Collateral for securities on loan                                     33,870,715
     Investment advisory fee payable (Note 3)                                 468,936
     Administration fee payable                                                 6,325
     Custodian and accounting fees payable                                    329,957
   Accrued expenses                                                            52,849
                                                                         ------------
     Total liabilities                                                     39,381,422
                                                                         ------------
NET ASSETS                                                               $582,447,614
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $492,319,879
   Accumulated net realized gain                                           14,934,219
   Unrealized appreciation on investments and foreign currency             71,572,361
   Undistributed net investment income                                      3,621,155
                                                                         ------------
     Total                                                               $582,447,614
                                                                         ============
NET ASSETS
   Class A                                                               $557,424,089
                                                                         ============
   Class B                                                                 25,023,525
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 46,268,428
                                                                         ============
   Class B                                                                  2,083,536
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      12.05
                                                                         ============
   Class B                                                                      12.01
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $504,080,737
**Cost of cash denominated in foreign currencies                              216,753

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 6,532,597
   Interest (2)                                                               234,754
                                                                          -----------
       Total investment income                                              6,767,351
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,291,045
   Administration fees                                                         17,219
   Custody and accounting fees                                                222,338
   Distribution fee - Class B                                                  27,190
   Transfer agent fees                                                          9,936
   Audit                                                                       13,917
   Legal                                                                        7,309
   Trustee fees and expenses                                                    7,667
   Shareholder reporting                                                       11,910
   Insurance                                                                    8,185
   Other                                                                        1,223
                                                                          -----------
   Total expenses                                                           2,617,939
                                                                          -----------
   Net investment income                                                    4,149,412
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                         26,248,698
       Foreign currency                                                      (363,096)
                                                                          -----------
   Net realized gain on investments and foreign currency                   25,885,602
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         35,493,876
       Foreign currency                                                        14,837
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            35,508,713
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    61,394,315
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $65,543,727
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $   644,168
(2)Interest income includes securities lending income of:                      81,695

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                                                                                                           Period Ended
                                                                                                           June 30, 2007
                                                                                                            (Unaudited)
                                                                                                           -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                                  $  4,149,412
    Net realized gain (loss) on investments, futures contracts and foreign currency                          25,885,602
    Net change in unrealized appreciation on investments and foreign currency                                35,508,713
                                                                                                           -------------
    Net increase in net assets resulting from operations                                                     65,543,727
                                                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                                   (326,330)
     Class B                                                                                                    (17,936)
                                                                                                           -------------
    Net decrease in net assets resulting from distributions                                                    (344,266)
                                                                                                           ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                                169,226,759
     Class B                                                                                                 18,596,187
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                                    326,330
     Class B                                                                                                     17,936
    Cost of shares repurchased
     Class A                                                                                                (42,728,803)
     Class B                                                                                                (19,957,765)
                                                                                                           -------------
    Net increase in net assets from capital share transactions                                              125,480,644
                                                                                                           ------------
TOTAL INCREASE IN NET ASSETS                                                                                190,680,105
    Net assets at beginning of period                                                                       391,767,509
                                                                                                           ------------
    Net assets at end of period                                                                            $582,447,614
                                                                                                           ============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income  $  3,621,155
                                                                                                           ============

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                                                                                                           Period Ended
                                                                                                           December 31,
                                                                                                              2006*
                                                                                                           ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                                  $  3,668,949
    Net realized gain (loss) on investments, futures contracts and foreign currency                         (11,386,298)
    Net change in unrealized appreciation on investments and foreign currency                                36,063,648
                                                                                                           ------------
    Net increase in net assets resulting from operations                                                     28,346,299
                                                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                                 (3,226,406)
     Class B                                                                                                   (192,792)
                                                                                                           ------------
    Net decrease in net assets resulting from distributions                                                  (3,419,198)
                                                                                                           ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                                353,715,433
     Class B                                                                                                 21,642,640
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                                  3,226,406
     Class B                                                                                                    192,792
    Cost of shares repurchased
     Class A                                                                                                (11,256,399)
     Class B                                                                                                   (680,464)
                                                                                                           ------------
    Net increase in net assets from capital share transactions                                              366,840,408
                                                                                                           ------------
TOTAL INCREASE IN NET ASSETS                                                                                391,767,509
    Net assets at beginning of period                                                                                --
                                                                                                           ------------
    Net assets at end of period                                                                            $391,767,509
                                                                                                           ============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income  $   (183,991)
                                                                                                           ============

*  For the period 5/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                   CLASS A
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO                                 ------------------------
                                                                         FOR THE PERIOD FOR THE YEAR
                                                                             ENDED         ENDED
                                                                         JUNE 30, 2007  DECEMBER 31,
                                                                          (UNAUDITED)     2006(B)
                                                                         -------------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.51        $10.00
                                                                             ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.10 (a)      0.12 (a)
Net Realized/Unrealized Gain on Investments.............................       1.45          0.48
                                                                             ------        ------
Total from Investment Operations........................................       1.55          0.60
                                                                             ------        ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.01)        (0.09)
Distributions from Net Realized Capital Gains...........................         --            --
                                                                             ------        ------
Total Distributions.....................................................      (0.01)        (0.09)
                                                                             ------        ------
NET ASSET VALUE, END OF PERIOD..........................................     $12.05        $10.51
                                                                             ======        ======
TOTAL RETURN                                                                  14.74%         6.04%
Ratio of Expenses to Average Net Assets.................................       1.16%*        1.30%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       1.16%*        1.49%*
Ratio of Net Investment Income to Average Net Assets....................       1.86%*        1.91%*
Portfolio Turnover Rate.................................................       52.8%         58.2%
Net Assets, End of Period (in millions).................................     $557.4        $368.3

                                                                                   CLASS B
                                                                         ------------------------
                                                                         FOR THE PERIOD FOR THE YEAR
                                                                             ENDED         ENDED
                                                                         JUNE 30, 2007  DECEMBER 31,
                                                                          (UNAUDITED)     2006(B)
                                                                         -------------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.49 (a)    $10.00
                                                                             ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.09 (a)      0.07 (a)
Net Realized/Unrealized Gain on Investments.............................       1.44          0.51
                                                                             ------        ------
Total from Investment Operations........................................       1.53          0.58
                                                                             ------        ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.01)        (0.09)
Distributions from Net Realized Capital Gains...........................         --            --
                                                                             ------        ------
Total Distributions.....................................................      (0.01)        (0.09)
                                                                             ------        ------
NET ASSET VALUE, END OF PERIOD..........................................     $12.01        $10.49
                                                                             ======        ======
TOTAL RETURN                                                                  14.58%         5.78%
Ratio of Expenses to Average Net Assets.................................       1.40%*        1.55%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       1.40%*        1.92%*
Ratio of Net Investment Income to Average Net Assets....................       1.63%*        1.12%*
Portfolio Turnover Rate.................................................       52.8%         58.2%
Net Assets, End of Period (in millions).................................     $ 25.0        $ 23.4

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MFS(R) Emerging Markets Equity Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                              Expiring
         Portfolio                                  Total    12/31/2013
         ---------                                ---------- ----------

         MFS(R) Emerging Markets Equity Portfolio $9,995,276 $9,995,276

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                           Management Fees
                                          earned by Manager
                                         for the period ended
Portfolio                                   June 30, 2007     % per annum     Average Daily Assets
---------                                -------------------- ----------- ----------------------------

MFS(R) Emerging Markets Equity Portfolio      $2,291,045         1.05%    First $250 Million

                                                                 1.00%    $250 Million to $500 Million

                                                                 0.85%    $500 Million to $1 Billion

                                                                 0.75%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                  Expenses Deferred in
                                                                  --------------------
                                                                    2006       2007
                                           Maximum Expense Ratio    --------   ----
                                           under current Expense  Subject to repayment
                                           Limitation Agreement   until December 31,
                                          ---------------------   --------------------
 Portfolio                                Class A Class B Class E   2011       2012
 ---------                                ------- ------- -------   --------   ----

 MFS(R) Emerging Markets Equity Portfolio  1.30%   1.55%   1.45%* $375,934     $--

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                               Shares Issued             Net Increase
                                                                  Through                 (Decrease)
                                         Beginning    Shares     Dividend      Shares     in Shares     Ending
                                          Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                        ---------- ---------- ------------- ----------- ------------ ----------

MFS(R) Emerging Markets Equity Portfolio

 Class A

 06/30/2007                              35,045,066 15,042,796     28,701    (3,848,135)  11,223,362  46,268,428
 05/01/2006-12/31/2006                           -- 35,926,965    307,569    (1,189,468)  35,045,066  35,045,066

 Class B

 06/30/2007                               2,233,523  1,698,154      1,582    (1,849,723)    (149,987)  2,083,536
 05/01/2006-12/31/2006                           --  2,290,108     18,414       (74,999)   2,233,523   2,233,523

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

MFS(R) Emerging Markets Equity Portfolio       $--        $356,230,828        $--        $236,827,020

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

MFS(R) Emerging Markets Equity Portfolio $504,080,737 $77,831,632   $(6,271,415)   $71,560,217

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                                 Securities  Collateral
                                                 ----------- -----------

        MFS(R) Emerging Markets Equity Portfolio $32,987,519 $33,870,715

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                                            Ordinary   Long-Term
                                             Income   Capital Gain   Total
  -                                        ---------- ------------ ----------
                                              2006        2006       2006
                                           ---------- ------------ ----------

  MFS(R) Emerging Markets Equity Portfolio $3,419,198     $--      $3,419,198

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
-                                        ------------- ------------- ------------ ------------------ -----------

MFS(R) Emerging Markets Equity Portfolio   $344,265         $--      $34,579,285     $(9,995,276)    $24,928,274

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                MFS(R) Research
                            International Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

SUMMARY OF RESULTS

For the six months ended June 30, 2007, the MFS(R) Research International Portfolio provided a total return of 10.44% for Class B. This compares with a return of 11.09% for the Portfolio's benchmark, the MSCI EAFE(R) Index.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services sector detracted from performance relative to the MSCI EAFE(R) Index. Aeon Credit Service (Japan), BOC Hong Kong, and banking and financial services firm Sumitomo Mitsui Financial (Japan) were among the portfolio's top detractors.

Stock selection in the leisure and autos and housing sectors also held back relative performance. In the leisure sector, video game software company Konami/(g)/ (Japan) hurt results. In the autos and housing sector, our positioning in Honda Motor (Japan) and not owning strong-performing car maker DaimlerChrysler (Germany) had a negative impact on relative returns.

Stocks in other sectors that dampened relative performance included electronics manufacturers Samsung Electronics/(aa)/ (South Korea) and Funai Electric/(aa)/ (Japan). Not owning cellular phones maker Nokia (Finland) and mining operator Rio Tinto (Australia), both benchmark constituents, also hurt as these stocks outperformed the benchmark over the reporting period.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications sector was the principal contributor to performance relative to the MSCI EAFE(R) Index. Our holdings of power and gas company E.ON/(aa)/ (Germany) was among the portfolio's top contributors.

Stock selection in the basic materials sector aided relative returns. Mining giant BHP Billiton (United Kingdom), industrial and medical gases producer Linde (Germany), and steel products manufacturer Posco/(aa)(g)/ (South Korea) helped drive the sector's positive results.

Stock selection in the health care sector also turned in a favorable relative performance. Healthcare products maker Bayer (Germany) was the portfolio's top contributing individual stock.

Elsewhere, our holdings of electronics and electrical engineering company Siemens (Germany), mechanical engineering company GEA/(aa)/ (Germany), sporting goods maker Adidas (Germany), and electrical distribution equipment manufacturer Schneider Electric (France) bolstered relative performance. Not owning weak-performing car maker Toyota (Japan) was another positive factor.

/(aa)/ Security is not a benchmark constituent.

/(g)/ Security was not held in the portfolio at period end.

TEAM MANAGED

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------------------------------------------------------------------------------
                                      1

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        HSBC Holdings Plc       3.03%
                        --------------------------------
                        BHP Billiton Plc        2.65%
                        --------------------------------
                        Royal Dutch Shell Plc   2.63%
                        --------------------------------
                        E.On AG                 2.45%
                        --------------------------------
                        Total S.A.              2.26%
                        --------------------------------
                        Linde AG                2.23%
                        --------------------------------
                        Nestle S.A.             2.17%
                        --------------------------------
                        Credit Agricole S.A.    1.95%
                        --------------------------------
                        WPP Group Plc           1.90%
                        --------------------------------
                        Vodafone Group Plc      1.86%
                        --------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              MFS(R) RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
      MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                                MFS(R) Research
                 MSCI EAFE(R) Index/1/         International Portfolio
                 ---------------------         -----------------------
 2/12/2001             $10,000                        $10,000
12/31/2001               8,205                          8,486
12/31/2002               6,920                          7,484
12/31/2003               9,630                          9,882
12/31/2004              11,622                         11,814
12/31/2005              13,251                         13,754
12/31/2006              16,809                         17,406
 6/30/2007              18,674                         19,223



    -------------------------------------------------------------
                                  Average Annual Return
                            (for the period ended 6/30/07)/2/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    MFS(R) Research
    International
    Portfolio--Class A    27.39% 23.27% 18.34%      12.26%
--  Class B               27.21% 22.98% 18.08%      10.79%
    Class E               27.26% 23.13% 18.18%      16.50%
    -------------------------------------------------------------
- - MSCI EAFE(R) Index/1/ 27.53% 22.75% 18.21%       9.54%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,105.30       $4.02
  Hypothetical (5% return before expenses)     1,000.00      1,020.98        3.86
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,104.40       $5.32
  Hypothetical (5% return before expenses)     1,000.00      1,019.74        5.11
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,104.50       $4.80
  Hypothetical (5% return before expenses)     1,000.00      1,020.23        4.61
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% , 1.02% , and 0.92% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 98.9%
        AUSTRALIA - 2.0%
        Billabong International, Ltd.(a)....    341,908 $     5,184,755
        Macquarie Bank, Ltd.(a).............    116,816       8,422,320
        Suncorp-Metway, Ltd.................  1,149,564      19,633,144
                                                        ---------------
                                                             33,240,219
                                                        ---------------
        AUSTRIA - 0.7%
        Erste Bank der Oesterreichischen
          Sparkassen AG.....................    161,422      12,587,948
                                                        ---------------
        BELGIUM - 0.8%
        Umicore.............................     62,210      13,451,106
                                                        ---------------
        BRAZIL - 1.5%
        CSU Cardsystem S.A.*................    538,490       3,206,791
        Petroleo Brasileiro S.A. (ADR)......     45,140       5,474,128
        Unibanco-Uniao de Bancos Brasilieros
          S.A. (ADR)........................    151,240      17,070,459
                                                        ---------------
                                                             25,751,378
                                                        ---------------
        CANADA - 0.5%
        Rogers Communications, Inc..........    118,620       5,065,789
        Telus Corp..........................     60,800       3,645,542
                                                        ---------------
                                                              8,711,331
                                                        ---------------
        CYPRUS - 0.4%
        Bank of Cyprus Public Co., Ltd......    405,990       6,836,155
                                                        ---------------
        FRANCE - 11.8%
        Axa(a)..............................    712,420      30,536,582
        BNP Paribas(a)......................    209,535      24,934,964
        Credit Agricole S.A.(a).............    811,672      32,886,107
        Gaz de France S.A.(a)...............    151,700       7,635,605
        LVMH Moet Hennessy Louis Vuitton
          S.A.(a)...........................    199,420      22,958,386
        Pernod Ricard S.A.(a)...............     39,009       8,620,703
        Schneider Electric S.A.(a)..........    168,170      23,523,221
        Suez S.A.(a)........................    161,622       9,222,414
        Total S.A.(a).......................    470,360      38,139,902
                                                        ---------------
                                                            198,457,884
                                                        ---------------
        GERMANY - 14.2%
        Adidas AG(a)........................    431,580      27,247,214
        Bayer AG(a).........................    277,450      20,995,564
        Bayerische Motoren Werke (BMW)
          AG(a).............................    364,110      23,596,615
        Continental AG(a)...................    107,821      15,192,383
        Deutsche Postbank AG(a).............    124,690      10,954,820
        E.On AG(a)..........................    246,290      41,338,148
        GEA Group AG*.......................    371,810      12,923,295
        Linde AG(a).........................    311,390      37,524,795
        SAP AG(a)...........................    352,890      18,110,593
        Siemens AG(a).......................    216,700      31,141,546
                                                        ---------------
                                                            239,024,973
                                                        ---------------

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      GREECE - 0.5%
      Hellenic Telecommunications Organization
        SA....................................    278,540 $     8,614,659
                                                          ---------------
      HONG KONG - 1.3%
      BOC Hong Kong Holdings, Ltd.(a).........  5,226,000      12,352,712
      Li & Fung, Ltd.(a)......................  2,574,000       9,326,283
                                                          ---------------
                                                               21,678,995
                                                          ---------------
      INDIA - 1.2%
      HCL Technologies, Ltd...................    474,890       4,083,960
      Steel Authority of India, Ltd...........  5,159,845      16,699,225
                                                          ---------------
                                                               20,783,185
                                                          ---------------
      IRELAND - 0.8%
      CRH Plc.................................    273,540      13,483,989
                                                          ---------------
      ISRAEL - 0.5%
      Makhteshim-Agan Industries, Ltd.........  1,244,840       8,995,025
                                                          ---------------
      ITALY - 3.7%
      Banche Popolari Unite SCPA(a)...........    684,088      17,342,637
      Finmeccanica S.p.A(a)...................    485,820      14,879,764
      Saipem S.p.A.(a)........................    225,350       7,693,950
      UniCredito Italiano S.p.A...............  2,599,370      23,131,055
                                                          ---------------
                                                               63,047,406
                                                          ---------------
      JAPAN - 15.4%
      Aeon Credit Service Co., Ltd.(a)........    643,900      10,191,217
      Astellas Pharma, Inc....................    263,200      11,423,839
      Bridgestone Corp.(a)....................  1,323,600      28,317,100
      East Japan Railway Co...................      2,196      16,862,010
      FANUC, Ltd..............................     96,300       9,898,601
      Fast Retailing Co., Ltd.(a).............     99,100       7,029,241
      Funai Electric Co., Ltd.(a).............    105,100       6,102,943
      Honda Motor Co., Ltd.(a)................    552,800      20,098,550
      Inpex Holdings, Inc.....................        710       6,602,068
      Kao Corp................................    573,000      14,805,532
      Konica Minolta Holdings, Inc.(a)........    775,500      11,406,301
      Lawson, Inc.............................    250,400       8,633,020
      Mitsubishi Corp.........................    355,600       9,271,047
      Mitsubishi UFJ Financial Group, Inc.....        663       7,290,233
      Mitsui & Co., Ltd.......................    254,000       5,028,327
      Nippon Electric Glass Co., Ltd.(a)......    501,000       8,777,030
      Nippon Television Network Corp..........        270          36,747
      Nomura Holdings, Inc.(a)................  1,057,300      20,474,448
      OMRON Corp..............................    570,800      14,927,945
      Sapporo Hokuyo Holdings, Inc............        628       6,905,442
      Sumitomo Mitsui Financial Group,
        Inc.(a)...............................      2,437      22,659,152
      Tohoku Electric Power Co., Inc.(a)......    231,800       5,177,956
      Tokyo Gas Co., Ltd......................  1,473,000       6,963,505
                                                          ---------------
                                                              258,882,254
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ---------------------------------------------------------------------
       SECURITY                                                  VALUE
       DESCRIPTION                               SHARES         (NOTE 2)
       ---------------------------------------------------------------------

       MEXICO - 1.0%
       America Movil S.A. de C.V. (ADR).......     69,010    $     4,273,789
       Grupo Televisa S.A. (ADR)..............    267,540          7,386,779
       Kimberly-Clark de Mexico S.A. de
         C.V. - Class A(a)....................  1,151,620          5,016,046
                                                             ---------------
                                                                  16,676,614
                                                             ---------------
       NETHERLANDS - 2.8%
       ASML Holding N.V.*.....................     10,380            285,734
       Heineken N.V...........................    331,330         19,439,747
       Koninklijke (Royal) Philips Electronics
         N.V..................................    487,270         20,633,944
       TNT N.V................................    147,218          6,631,745
                                                             ---------------
                                                                  46,991,170
                                                             ---------------
       NORWAY - 1.9%
       Statoil ASA(a).........................    598,090         18,514,474
       Telenor ASA*(a)........................    700,810         13,680,325
                                                             ---------------
                                                                  32,194,799
                                                             ---------------
       PHILIPPINES - 0.6%
       Philippine Long Distance Telephone Co..    170,570          9,749,314
                                                             ---------------
       RUSSIA - 0.6%
       Gazprom (ADR)..........................    207,490          8,693,831
       TMK OAO - (GDR) (144A)(b)(c)...........     56,490          2,044,938
                                                             ---------------
                                                                  10,738,769
                                                             ---------------
       SINGAPORE - 0.5%
       Venture Corp., Ltd.....................    806,000          8,274,537
                                                             ---------------
       SOUTH AFRICA - 0.8%
       Sasol, Ltd.............................    145,470          5,489,316
       Standard Bank Group, Ltd...............    581,630          8,065,827
                                                             ---------------
                                                                  13,555,143
                                                             ---------------
       SOUTH KOREA - 2.2%
       Hana Financial Group, Inc..............    251,630         12,230,106
       Nong Shim Co., Ltd.....................     15,108          4,294,394
       Samsung Electronics Co., Ltd...........     32,305         19,735,981
                                                             ---------------
                                                                  36,260,481
                                                             ---------------
       SPAIN - 1.4%
       Antena 3 de Television S.A.*(a)........    349,580          7,269,817
       Telefonica S.A.(a).....................    720,790         16,004,305
                                                             ---------------
                                                                  23,274,122
                                                             ---------------
       SWITZERLAND - 9.4%
       Actelion, Ltd.*........................    244,603         10,893,994
       EFG International......................    250,220         11,502,322
       Nestle S.A.............................     96,429         36,546,249
       Novartis AG............................    400,550         22,498,253
       Roche Holdings AG......................    156,660         27,731,425
       Syngenta AG............................     91,770         17,855,311
       UBS AG.................................    523,333         31,217,900
                                                             ---------------
                                                                 158,245,454
                                                             ---------------

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     THAILAND - 0.7%
     PTT Public Co., Ltd......................     766,000 $     5,990,442
     Siam Cement Public Co., Ltd..............     633,600       4,917,380
                                                           ---------------
                                                                10,907,822
                                                           ---------------
     UNITED KINGDOM - 21.7%
     ARM Holdings Plc(a)......................   4,462,130      13,034,946
     Barclays Plc.............................   1,948,000      27,005,927
     BG Group Plc.............................     468,210       7,678,740
     BHP Billiton Plc.........................   1,613,200      44,694,020
     Bunzl Plc................................     585,030       8,089,879
     GlaxoSmithKline Plc......................     858,410      22,464,030
     HSBC Holdings Plc........................   2,792,865      51,122,295
     Intertek Group Plc.......................     105,100       2,058,493
     NXT Plc..................................     337,030      13,497,382
     Reckitt Benckiser Plc....................     284,664      15,571,058
     Royal Bank of Scotland Group Plc.........   2,391,689      30,216,249
     Royal Dutch Shell Plc....................   1,090,770      44,385,831
     Smiths Group Plc.........................     255,396       6,060,134
     Standard Chartered Plc...................     507,810      16,551,783
     TI Automotive, Ltd. - Class A(c)(d)*.....      45,100               0
     Vodafone Group Plc.......................   9,341,570      31,401,784
     WPP Group Plc............................   2,140,240      31,984,024
                                                           ---------------
                                                               365,816,575
                                                           ---------------
     Total Common Stocks
     (Cost $1,439,158,571)                                   1,666,231,307
                                                           ---------------

     PREFERRED STOCK - 0.2%
     BRAZIL - 0.2%
     Universo Online S.A.*
     (Cost - $3,600,139)......................     580,500       3,456,967
                                                           ---------------

     SHORT-TERM INVESTMENTS - 1.3%
     State Street Bank & Trust Co.,
       Repurchase Agreement dated 06/29/07
       at 3.400% to be repurchased at
       $8,816,517 on 07/02/07 collateralized
       by 9,680,000 FHLMC at 5.300% due
       05/12/20 with a value of
       $8,990,300............................. $ 8,814,020       8,814,020
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/29/07 at 3.400% to
       be repurchased at $4,604,748 on
       07/02/07 collateralized by 5,210,000
       FNMA at 6.000% due 04/18/36 with a
       value of $4,695,512....................   4,603,444       4,603,444

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                       PAR           VALUE
    DESCRIPTION                                   AMOUNT        (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - CONTINUED
    State Street Bank & Trust Co.,
      Repurchase Agreement dated 06/29/07
      at 3.400% to be repurchased at
      $8,252,874 on 07/02/07 collateralized
      by 8,990,000 FNMA at 4.375% due
      10/15/15 with a value of
      $8,416,888............................... $ 8,250,536 $     8,250,536
                                                            ---------------
    Total Short-Term Investments
    (Cost $21,668,000)                                           21,668,000
                                                            ---------------

    TOTAL INVESTMENTS - 100.4%
    (Cost $1,464,426,710)                                     1,691,356,274
                                                            ---------------

    Other Assets and Liabilities (net) - (0.4)%                  (6,221,600)
                                                            ---------------

    TOTAL NET ASSETS - 100.0%                               $ 1,685,134,674
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $358,256,739 and the collateral received consisted of cash in the amount of $366,442,254 and securities in the amount of $10,025,001.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $2,044,938 of net assets.

(c) Illiquid securities representing in the aggregate 0.12% of net assets.

(d) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GDR - Global Depositary Receipt
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION AS OF 6/30/07

                                                             PERCENT OF
        DESCRIPTION                              VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Advertising                              $    3,457      0.2%
        Aerospace & Defense                          20,940      1.2%
        Air Freight & Logistics                       6,632      0.4%
        Auto Components                              43,509      2.6%
        Automobiles                                  43,695      2.6%
        Banks                                       359,406     21.3%
        Beverages                                    28,060      1.7%
        Chemicals                                    60,769      3.6%
        Commercial Services & Supplies               43,355      2.6%
        Construction Materials                       18,401      1.1%
        Electric Utilities                           46,516      2.8%
        Electrical Equipment & Services              64,563      3.8%
        Electronic Equipment & Instruments           31,980      1.9%
        Energy Equipment & Services                   7,694      0.5%
        Financial - Diversified                      85,386      5.1%
        Food & Drug Retailing                         8,633      0.5%
        Food Products                                40,841      2.4%
        Gas Utilities                                 6,963      0.4%
        Household Durables                           26,737      1.6%
        Household Products                           35,393      2.1%
        Industrial - Diversified                     10,752      0.6%
        Insurance                                    30,537      1.8%
        IT Consulting & Services                      4,084      0.2%
        Leisure Equipment & Products                 11,406      0.7%
        Machinery                                    37,525      2.2%
        Media                                        14,693      0.9%
        Metals & Mining                              74,844      4.4%
        Multi-Utilities                               9,222      0.6%
        Oil & Gas                                   139,911      8.3%
        Pharmaceuticals                              95,012      5.6%
        Retail - Multiline                           13,497      0.8%
        Retail - Specialty                           12,214      0.7%
        Road & Rail                                  16,862      1.0%
        Semiconductor Equipment & Products           33,057      2.0%
        Software                                     18,111      1.1%
        Telecommunication Services - Diversified     56,760      3.4%
        Telecommunication Services - Wireless        35,676      2.1%
        Textiles, Apparel & Luxury Goods             50,206      3.0%
        Trading Companies & Distributors             22,389      1.3%
                                                 ----------     ----
        Total                                    $1,669,688     99.1%
                                                 ==========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                               $1,669,688,274
   Repurchase Agreement                                              21,668,000
   Cash                                                                     760
   Cash denominated in foreign currencies**                           1,258,914
   Collateral for securities on loan                                376,467,255
   Receivable for investments sold                                   34,572,461
   Receivable for Trust shares sold                                   2,128,735
   Dividends receivable                                               3,205,506
   Interest receivable                                                    4,093
                                                                 --------------
      Total assets                                                2,108,993,998
                                                                 --------------
LIABILITIES
   Payables for:
      Investments purchased                                          43,668,109
      Trust shares redeemed                                           1,159,370
      Distribution and services fees - Class B                          157,926
      Distribution and services fees - Class E                            3,507
      Collateral for securities on loan                             376,467,255
      Interest payable                                                  362,679
      Investment advisory fee payable (Note 3)                          955,567
      Administration fee payable                                         17,517
      Custodian and accounting fees payable                             961,415
   Accrued expenses                                                     105,979
                                                                 --------------
      Total liabilities                                             423,859,324
                                                                 --------------
NET ASSETS                                                       $1,685,134,674
                                                                 ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                               $1,355,911,633
   Accumulated net realized gain                                     81,041,285
   Unrealized appreciation on investments and foreign currency      226,953,289
   Undistributed net investment income                               21,228,467
                                                                 --------------
      Total                                                      $1,685,134,674
                                                                 ==============
NET ASSETS
   Class A                                                       $  878,795,816
                                                                 ==============
   Class B                                                          777,589,178
                                                                 ==============
   Class E                                                           28,749,680
                                                                 ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                           62,581,605
                                                                 ==============
   Class B                                                           55,720,915
                                                                 ==============
   Class E                                                            2,055,449
                                                                 ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                       $        14.04
                                                                 ==============
   Class B                                                                13.96
                                                                 ==============
   Class E                                                                13.99
                                                                 ==============

-------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements            $1,442,758,710
**Cost of cash denominated in foreign currencies                      1,262,304

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 27,255,614
    Interest (2)                                                                          1,199,063
                                                                                       ------------
       Total investment income                                                           28,454,677
                                                                                       ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                      5,240,078
    Administration fees                                                                      53,152
    Custody and accounting fees                                                             275,860
    Distribution fee - Class B                                                              840,415
    Distribution fee - Class E                                                               20,658
    Transfer agent fees                                                                      15,678
    Audit                                                                                    12,841
    Legal                                                                                     7,460
    Trustee fees and expenses                                                                 7,190
    Shareholder reporting                                                                    63,773
    Insurance                                                                                 8,959
    Other                                                                                     2,231
                                                                                       ------------
    Total expenses                                                                        6,548,295
                                                                                       ------------
    Net investment income                                                                21,906,382
                                                                                       ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
       Investments                                                                       90,703,290
       Foreign currency                                                                    (143,867)
                                                                                       ------------
    Net realized gain on investments and foreign currency                                90,559,423
                                                                                       ------------
    Net change in unrealized appreciation on:
       Investments                                                                       37,625,572
       Foreign currency                                                                      10,216
                                                                                       ------------
    Net change in unrealized appreciation on investments and foreign currency            37,635,788
                                                                                       ------------
    Net realized and change in unrealized gain on investments and foreign currency      128,195,211
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $150,101,593
                                                                                       ============

----------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                        $  2,813,557
(2)Interest income includes securities lending income of:                                   951,169

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
                                                                                Period Ended     Year Ended
                                                                                June 30, 2007   December 31,
                                                                                 (Unaudited)        2006
                                                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                      $   21,906,382  $   14,454,189
    Net realized gain on investments, futures contracts, and foreign currency      90,559,423     236,718,905
    Net change in unrealized appreciation on investments and foreign currency      37,635,788      43,982,595
                                                                               --------------  --------------
    Net increase in net assets resulting from operations                          150,101,593     295,155,689
                                                                               --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                      (11,952,402)    (13,435,603)
     Class B                                                                       (8,291,779)     (8,751,963)
     Class E                                                                         (387,237)       (332,015)
    From net realized gains
     Class A                                                                     (116,453,430)    (52,821,172)
     Class B                                                                      (93,873,760)    (38,133,462)
     Class E                                                                       (4,070,346)     (1,377,849)
                                                                               --------------  --------------
    Net decrease in net assets resulting from distributions                      (235,028,954)   (114,852,064)
                                                                               --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                      146,594,859     242,793,374
     Class B                                                                      178,504,686     160,368,287
     Class E                                                                        4,633,995      13,027,252
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                      128,405,832      66,256,775
     Class B                                                                      102,165,539      46,885,425
     Class E                                                                        4,457,583       1,709,864
    Cost of shares repurchased
     Class A                                                                      (54,414,379)   (326,242,508)
     Class B                                                                      (90,749,160)   (106,127,551)
     Class E                                                                       (5,308,496)     (5,495,919)
                                                                               --------------  --------------
    Net increase in net assets from capital share transactions                    414,290,459      93,174,999
                                                                               --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                      329,363,098     273,478,624
    Net assets at beginning of period                                           1,355,771,576   1,082,292,952
                                                                               --------------  --------------
    Net assets at end of period                                                $1,685,134,674  $1,355,771,576
                                                                               ==============  ==============
    Net assets at end of period includes undistributed net investment income   $   21,228,467  $   19,953,503
                                                                               ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                CLASS A
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          ----------------------------------------------------------
                                                                 FOR THE PERIOD
                                                                     ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2007  -------------------------------------------
                                                                  (UNAUDITED)      2006       2005       2004       2003
                                                                 -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $15.04     $13.00     $11.72     $ 9.81     $ 7.49
                                                                     ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................       0.22 (a)   0.19 (a)   0.14 (a)   0.08 (a)   0.06 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............       1.28       3.17       1.83       1.85       2.34
                                                                     ------     ------     ------     ------     ------
Total from Investment Operations................................       1.50       3.36       1.97       1.93       2.40
                                                                     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................      (0.23)     (0.27)     (0.07)        --      (0.08)
Distributions from Net Realized Capital Gains...................      (2.27)     (1.05)     (0.62)     (0.02)        --
                                                                     ------     ------     ------     ------     ------
Total Distributions.............................................      (2.50)     (1.32)     (0.69)     (0.02)     (0.08)
                                                                     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..................................     $14.04     $15.04     $13.00     $11.72     $ 9.81
                                                                     ======     ======     ======     ======     ======
TOTAL RETURN                                                          10.53%     26.91%     16.77%     19.72%     32.20%
Ratio of Expenses to Average Net Assets**.......................       0.77%*     0.94%      0.93%      1.06%      1.09%
Ratio of Expenses to Average Net Assets After Broker Rebates**..        N/A        N/A        N/A        N/A       1.09%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................       0.77%*     0.95%      0.93%(b)   0.94%(b)   1.11%
Ratio of Net Investment Income to Average Net Assets............       3.05%*     1.34%      1.18%      0.75%      0.68%
Portfolio Turnover Rate.........................................       34.2%     104.1%      84.5%      98.5%      99.0%
Net Assets, End of Period (in millions).........................     $878.8     $706.0     $624.2     $304.0      $67.3

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          --------


                                                                 --------
                                                                    2002
                                                                 -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $  8.48
                                                                 -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................    0.06 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............   (1.04)
                                                                 -------
Total from Investment Operations................................   (0.98)
                                                                 -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................   (0.01)
Distributions from Net Realized Capital Gains...................      --
                                                                 -------
Total Distributions.............................................   (0.01)
                                                                 -------
NET ASSET VALUE, END OF PERIOD.................................. $  7.49
                                                                 =======
TOTAL RETURN                                                      (11.52)%
Ratio of Expenses to Average Net Assets**.......................    1.00 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..    1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................    1.86 %
Ratio of Net Investment Income to Average Net Assets............    0.73 %
Portfolio Turnover Rate.........................................   114.1 %
Net Assets, End of Period (in millions).........................    $9.4


                                                                                                CLASS B
                                                                 ----------------------------------------------------------
                                                                 FOR THE PERIOD
                                                                     ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2007  -------------------------------------------
                                                                  (UNAUDITED)      2006       2005       2004       2003
                                                                 -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $14.95     $12.94     $11.68     $ 9.79     $ 7.47
                                                                     ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................       0.21 (a)   0.15 (a)   0.11 (a)   0.05 (a)   0.05 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............       1.27       3.15       1.81       1.86       2.33
                                                                     ------     ------     ------     ------     ------
Total from Investment Operations................................       1.48       3.30       1.92       1.91       2.38
                                                                     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................      (0.20)     (0.24)     (0.04)        --      (0.06)
Distributions from Net Realized Capital Gains...................      (2.27)     (1.05)     (0.62)     (0.02)        --
                                                                     ------     ------     ------     ------     ------
Total Distributions.............................................      (2.47)     (1.29)     (0.66)     (0.02)     (0.06)
                                                                     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..................................     $13.96     $14.95     $12.94     $11.68     $ 9.79
                                                                     ======     ======     ======     ======     ======
TOTAL RETURN                                                          10.44%     26.56%     16.42%     19.56%     32.40%
Ratio of Expenses to Average Net Assets**.......................       1.02%*     1.19%      1.19%      1.32%      1.33%
Ratio of Expenses to Average Net Assets After Broker Rebates**..        N/A        N/A        N/A        N/A       1.33%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................       1.02%*     1.20%      1.19%(b)   1.18%(b)   1.39%
Ratio of Net Investment Income to Average Net Assets............       2.85%*     1.12%      0.90%      0.47%      0.56%
Portfolio Turnover Rate.........................................       34.2%     104.1%      84.5%      98.5%      99.0%
Net Assets, End of Period (in millions).........................     $777.6     $623.0     $443.5     $396.0     $186.0


                                                                 --------


                                                                 --------
                                                                    2002
                                                                 -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $  8.48
                                                                 -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............   (1.03)
                                                                 -------
Total from Investment Operations................................   (1.00)
                                                                 -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................   (0.01)
Distributions from Net Realized Capital Gains...................      --
                                                                 -------
Total Distributions.............................................   (0.01)
                                                                 -------
NET ASSET VALUE, END OF PERIOD.................................. $  7.47
                                                                 =======
TOTAL RETURN                                                      (11.80)%
Ratio of Expenses to Average Net Assets**.......................    1.25 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..    1.25 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................    2.07 %
Ratio of Net Investment Income to Average Net Assets............    0.34 %
Portfolio Turnover Rate.........................................   114.1 %
Net Assets, End of Period (in millions).........................   $67.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                CLASS E
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          ----------------------------------------------------------
                                                                 FOR THE PERIOD
                                                                     ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30, 2007  -------------------------------------------
                                                                  (UNAUDITED)      2006       2005       2004       2003
                                                                 -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $14.99     $12.96     $11.70     $ 9.80     $ 7.48
                                                                     ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................       0.21 (a)   0.16 (a)   0.13 (a)   0.07 (a)   0.05 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............       1.28       3.17       1.81       1.85       2.34
                                                                     ------     ------     ------     ------     ------
Total from Investment Operations................................       1.49       3.33       1.94       1.92       2.39
                                                                     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................      (0.22)     (0.25)     (0.06)        --      (0.07)
Distributions from Net Realized Capital Gains...................      (2.27)     (1.05)     (0.62)     (0.02)        --
                                                                     ------     ------     ------     ------     ------
Total Distributions.............................................      (2.49)     (1.30)     (0.68)     (0.02)     (0.07)
                                                                     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..................................     $13.99     $14.99     $12.96     $11.70     $ 9.80
                                                                     ======     ======     ======     ======     ======
TOTAL RETURN                                                          10.45%     26.79%     16.52%     19.64%     32.09%
Ratio of Expenses to Average Net Assets**.......................       0.92%*     1.09%      1.09%      1.22%      1.23%
Ratio of Expenses to Average Net Assets After Broker Rebates**..        N/A        N/A        N/A        N/A       1.23%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................       0.92%*     1.10%      1.09%(b)   1.09%(b)   1.28%
Ratio of Net Investment Income to Average Net Assets............       2.83%*     1.18%      1.07%      0.72%      0.59%
Portfolio Turnover Rate.........................................       34.2%     104.1%      84.5%      98.5%      99.0%
Net Assets, End of Period (in millions).........................      $28.7      $26.7      $14.6      $11.3       $6.9

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          --------


                                                                 --------
                                                                    2002
                                                                 -------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $  8.48
                                                                 -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments..............   (1.02)
                                                                 -------
Total from Investment Operations................................   (0.99)
                                                                 -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................   (0.01)
Distributions from Net Realized Capital Gains...................      --
                                                                 -------
Total Distributions.............................................   (0.01)
                                                                 -------
NET ASSET VALUE, END OF PERIOD.................................. $  7.48
                                                                 =======
TOTAL RETURN                                                      (11.65)%
Ratio of Expenses to Average Net Assets**.......................    1.15 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..    1.15 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.......................................................    1.82 %
Ratio of Net Investment Income to Average Net Assets............    0.34 %
Portfolio Turnover Rate.........................................   114.1 %
Net Assets, End of Period (in millions).........................    $1.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MFS(R) Research International Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring    Expiring    Expiring
Portfolio                                  Total    12/31/2008  12/31/2009  12/31/2010
---------                               ----------- ----------- ----------- ----------

MFS(R) Research International Portfolio $29,955,270 $11,883,462 $11,694,451 $6,377,357

MFS(R) Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

K. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

L. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                        for the period ended
Portfolio                                  June 30, 2007     % per annum     Average Daily Assets
---------                               -------------------- ----------- ----------------------------

MFS(R) Research International Portfolio      $5,240,078         0.80%    First $200 Million

                                                                0.75%    $200 Million to $500 Million

                                                                0.70%    $500 Million to $1 Billion

                                                                0.65%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
        Portfolio                               Class A Class B Class E
        ---------                               ------- ------- -------

        MFS(R) Research International Portfolio  1.00%   1.25%   1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                              Shares Issued              Net Increase
                                                                 Through                  (Decrease)
                                        Beginning    Shares     Dividend      Shares      in Shares     Ending
                                         Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                       ---------- ---------- ------------- -----------  ------------ ----------

MFS(R) Research International Portfolio

 Class A

 06/30/2007                             46,936,805  9,926,131   9,427,741    (3,709,072)  15,644,800  62,581,605
 12/31/2006                             48,011,738 17,434,338   4,857,536   (23,366,806)  (1,074,933) 46,936,805

 Class B

 06/30/2007                             41,673,081 12,789,782   7,545,461    (6,287,409)  14,047,834  55,720,915
 12/31/2006                             34,281,448 11,688,539   3,452,535    (7,749,441)   7,391,633  41,673,081

 Class E

 06/30/2007                              1,781,915    316,262     328,488      (371,216)     273,534   2,055,449
 12/31/2006                              1,123,040    944,161     125,725      (411,011)     658,875   1,781,915

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

MFS(R) Research International Portfolio       $--        $645,063,071        $--        $508,503,440

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal        Gross         Gross
                                          Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost      Appreciation (Depreciation)  Appreciation
---------                               -------------- ------------ -------------- --------------

MFS(R) Research International Portfolio $1,464,426,710 $252,947,191  $(26,017,627)  $226,929,564

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

       MFS(R) Research International Portfolio $358,256,739 $376,467,255

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                            Ordinary Income     Long-Term Capital Gain           Total
                                        ----------------------- ----------------------- ------------------------
                                           2006        2005        2006        2005         2006        2005
                                        ----------- ----------- ----------- ----------- ------------ -----------

MFS(R) Research International Portfolio $71,841,110 $30,734,372 $43,010,954 $22,914,081 $114,852,064 $53,648,453

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals       Total
                                        ------------- ------------- ------------ ------------------ ------------

MFS(R) Research International Portfolio $128,029,701  $106,999,121  $187,673,870    $(8,552,292)    $414,150,401

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                    MFS(R)
                                Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                             FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the six months ended June 30, 2007, the MFS(R) Value Portfolio had a total return of 8.00%. This compares with a return of 6.23% for the Portfolio's benchmark, the Russell 1000(R) Value Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection and an underweighting in the weak-performing financial services sector boosted performance relative to the Russell 1000(R) Value Index. Avoiding financial services firm Wachovia and insurance firm American International Group helped results as both stocks underperformed the benchmark over the reporting period.

The combination of stock selection and an overweighted position in the industrial goods and services sector aided relative returns. Top-contributing holdings included agricultural equipment maker Deere, industrial machinery and equipment manufacturer W.W. Grainger, and defense contractor Northrop Grumman.

Security selection in the consumer staples sector also benefited the Portfolio's performance. Avoiding weak-performing household products maker Procter & Gamble for a majority of the period positively affected the Portfolio.

Elsewhere, our holdings of integrated oil company TOTAL/*/, communications services firm Vodafone/*/, global chemical company PPG Industries, and retailer Nike/*/ were among the Portfolio's top contributing stocks.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care sector negatively affected the Portfolio's performance relative to the Russell 1000(R) Value Index. Our position in weak-performing health care products maker Johnson & Johnson was among the largest detractors from performance for the reporting period.

In the energy sector, an underweighted position in strong-performing oil and gas giants Chevron and Exxon Mobil dampened relative results. Not owning standout performers Valero Energy, Marathon Oil and Occidental Petroleum also held back relative returns.

Stocks in other sectors that held back performance included an underweighted position in telecommunications firm AT&T, and overweighted positions in financial services company Allstate, home improvements product maker Masco and defense contractor Lockheed Martin*.

/*/Security is not a benchmark constituent.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is an Investment Officer of MFS(R) and has been in the investment management area of MFS(R) since 1997. Mr. Gorham is also an Investment Officer of MFS(R) and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS(R) since 1992.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Lockheed Martin Corp.             3.63%
                   ------------------------------------------
                   Allstate Corp. (The)              3.47%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Bank of America Corp.             3.28%
                   ------------------------------------------
                   Citigroup, Inc.                   2.94%
                   ------------------------------------------
                   Exxon Mobil Corp.                 2.77%
                   ------------------------------------------
                   Total S.A.                        2.58%
                   ------------------------------------------
                   Johnson & Johnson                 2.36%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.25%
                   ------------------------------------------
                   Northrop Grumman Corp.            2.21%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Financials                 29.5%
Non-Cyclical               19.0%
Industrials                13.1%
Energy                     12.9%
Cyclical                    7.0%
Communications              5.9%
Basic Materials             5.0%
Technology                  3.8%
Utilities                   3.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                             FOR THE PERIOD ENDED 6/30/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                          MFS(R) Value                Russell Value(R)
                      Portfolio - Class A                1000 Index
                     ---------------------           ------------------
 7/20/1998                  $10,000                      $10,000
12/31/1998                    9,506                       10,495
12/31/1999                    9,978                       11,266
12/30/2000                   11,136                       12,057
12/31/2001                   11,194                       11,383
12/31/2002                    9,727                        9,617
12/31/2003                   12,121                       12,504
12/30/2004                   14,058                       14,566
12/31/2005                   14,963                       15,593
12/31/2006                   18,157                       19,063
 6/30/2007                   19,609                       20,251



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/07)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
--  Class A                  23.35% 15.97% 12.44%       7.87%
    ----------------------------------------------------------------
    Russell 1000(R) Value
- - Index/1/                 21.87% 15.93% 13.31%       8.23%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
MFS(R) VALUE PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,080.00       $4.64
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           -------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           -------------------------------------------------------------

           COMMON STOCKS - 98.5%
           AEROSPACE & DEFENSE - 7.5%
           Lockheed Martin Corp................. 51,710 $   4,867,462
           Northrop Grumman Corp................ 38,040     2,962,175
           United Technologies Corp............. 30,910     2,192,446
                                                        -------------
                                                           10,022,083
                                                        -------------
           AUTO COMPONENTS - 0.6%
           Johnson Controls, Inc................  7,090       820,809
                                                        -------------
           BANKS - 5.7%
           Bank of America Corp................. 90,097     4,404,842
           Bank of New York Co., Inc............ 29,160     1,208,390
           SunTrust Banks, Inc.................. 24,310     2,084,340
                                                        -------------
                                                            7,697,572
                                                        -------------
           BEVERAGES - 2.0%
           Diageo Plc........................... 73,910     1,533,730
           PepsiCo, Inc......................... 17,130     1,110,880
                                                        -------------
                                                            2,644,610
                                                        -------------
           BUILDING PRODUCTS - 1.6%
           Masco Corp........................... 75,500     2,149,485
                                                        -------------
           CHEMICALS - 4.2%
           Air Products & Chemicals, Inc........ 12,410       997,392
           Dow Chemical Co. (The)............... 10,820       478,460
           PPG Industries, Inc.................. 25,270     1,923,300
           Praxair, Inc......................... 15,170     1,092,088
           Syngenta AG..........................  6,030     1,173,232
                                                        -------------
                                                            5,664,472
                                                        -------------
           COMMERCIAL SERVICES & SUPPLIES - 0.5%
           WPP Group Plc........................ 40,990       612,560
                                                        -------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 0.3%
           Cisco Systems, Inc.*................. 14,520       404,382
                                                        -------------
           COMPUTERS & PERIPHERALS - 0.8%
           Hewlett-Packard Co................... 23,530     1,049,909
                                                        -------------
           CONTAINERS & PACKAGING - 0.2%
           Smurfit-Stone Container Corp.*....... 18,530       246,634
                                                        -------------
           ELECTRIC UTILITIES - 3.7%
           Dominion Resources, Inc.............. 22,830     1,970,457
           Entergy Corp.........................  9,250       992,988
           FPL Group, Inc....................... 22,230     1,261,330
           PPL Corp.............................  7,500       350,925
           Public Service Enterprise Group, Inc.  5,230       459,089
                                                        -------------
                                                            5,034,789
                                                        -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
           Cooper Industries, Ltd. - Class A....  3,450       196,961
                                                        -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - 0.4%
       Noble Corp...................................  6,080 $     592,922
                                                            -------------
       FINANCIAL - DIVERSIFIED - 15.4%
       American Express Co.......................... 22,650     1,385,727
       Citigroup, Inc............................... 76,850     3,941,637
       Fannie Mae................................... 41,510     2,711,848
       Franklin Resources, Inc......................  7,170       949,810
       Freddie Mac.................................. 12,090       733,863
       Goldman Sachs Group, Inc. (The).............. 13,940     3,021,495
       Lehman Brothers Holdings, Inc................ 14,190     1,057,439
       Mellon Financial Corp........................ 27,480     1,209,120
       Merrill Lynch & Co., Inc..................... 10,300       860,874
       PNC Financial Services Group, Inc............ 20,990     1,502,464
       Prudential Financial, Inc....................  1,370       133,205
       State Street Corp............................  9,630       658,692
       UBS AG....................................... 41,228     2,459,336
                                                            -------------
                                                               20,625,510
                                                            -------------
       FOOD PRODUCTS - 1.9%
       Kellogg Co................................... 25,530     1,322,199
       Nestle S.A...................................  3,272     1,240,076
                                                            -------------
                                                                2,562,275
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
       Johnson & Johnson............................ 51,310     3,161,722
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 1.7%
       UnitedHealth Group, Inc...................... 11,990       613,169
       WellPoint, Inc.*............................. 21,840     1,743,487
                                                            -------------
                                                                2,356,656
                                                            -------------
       HOMEBUILDERS - 0.3%
       Toll Brothers, Inc.*......................... 15,640       390,687
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 0.8%
       Royal Caribbean Cruises, Ltd................. 25,560     1,098,569
                                                            -------------
       HOUSEHOLD PRODUCTS - 1.7%
       Procter & Gamble Co. (The)................... 36,920     2,259,135
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 1.2%
       General Electric Co.......................... 18,410       704,735
       Rockwell Automation, Inc..................... 12,630       877,027
                                                            -------------
                                                                1,581,762
                                                            -------------
       INSURANCE - 7.9%
       AFLAC, Inc................................... 11,430       587,502
       Allstate Corp. (The)......................... 75,770     4,660,613
       Chubb Corp. (The)............................ 24,190     1,309,646
       Genworth Financial, Inc. - Class A........... 56,580     1,946,352
       Hartford Financial Services Group, Inc. (The) 21,570     2,124,861
                                                            -------------
                                                               10,628,974
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    --------------------------------------------------------------------------
                                                                 VALUE
    SECURITY DESCRIPTION                               SHARES   (NOTE 2)
    --------------------------------------------------------------------------

    IT CONSULTING & SERVICES - 1.1%
    Accenture, Ltd. - Class A......................... 33,400 $   1,432,526
                                                              -------------
    MACHINERY - 1.5%
    Deere & Co........................................ 12,250     1,479,065
    Eaton Corp........................................  3,370       313,410
    Timken Co. (The)..................................  5,840       210,882
                                                              -------------
                                                                  2,003,357
                                                              -------------
    MEDIA - 1.5%
    Citadel Broadcasting Corp.........................  1,259         8,119
    EW Scripps Co.....................................  5,880       268,657
    New York Times Co. - Class A......................  7,940       201,676
    Viacom, Inc. - Class A*........................... 23,985       998,496
    Walt Disney Co. (The)............................. 16,510       563,651
                                                              -------------
                                                                  2,040,599
                                                              -------------
    OIL & GAS - 12.3%
    Apache Corp....................................... 14,550     1,187,134
    Chevron Corp...................................... 10,714       902,547
    ConocoPhillips.................................... 30,730     2,412,305
    Devon Energy Corp................................. 20,390     1,596,333
    EOG Resources, Inc................................ 12,760       932,246
    Exxon Mobil Corp.................................. 44,340     3,719,239
    Hess Corp......................................... 25,900     1,527,064
    Royal Dutch Shell Plc (ADR).......................  9,050       734,860
    Total S.A. (ADR).................................. 42,770     3,463,515
                                                              -------------
                                                                 16,475,243
                                                              -------------
    PAPER & FOREST PRODUCTS - 0.1%
    Bowater, Inc......................................  3,500        87,325
                                                              -------------
    PHARMACEUTICALS - 4.5%
    Abbott Laboratories...............................  8,490       454,640
    Eli Lilly & Co.................................... 19,040     1,063,955
    GlaxoSmithKline Plc............................... 26,760       700,292
    Merck & Co., Inc.................................. 27,630     1,375,974
    Wyeth............................................. 42,960     2,463,326
                                                              -------------
                                                                  6,058,187
                                                              -------------
    RETAIL - MULTILINE - 2.2%
    CVS Caremark Corp................................. 29,058     1,059,164
    Macy's, Inc....................................... 48,570     1,932,115
                                                              -------------
                                                                  2,991,279
                                                              -------------
    RETAIL - SPECIALTY - 2.4%
    Hanesbrands, Inc.*................................  2,727        73,711
    Lowe's Cos., Inc..................................  8,280       254,113
    NIKE, Inc. - Class B.............................. 31,930     1,861,200
    Sherwin-Williams Co...............................  8,620       572,972
    Staples, Inc...................................... 22,380       531,077
                                                              -------------
                                                                  3,293,073
                                                              -------------

  ----------------------------------------------------------------------------
                                                                    VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  ROAD & RAIL - 1.1%
  Burlington Northern Santa Fe Corp.................     13,770 $   1,172,378
  Norfolk Southern Corp.............................      5,650       297,020
                                                                -------------
                                                                    1,469,398
                                                                -------------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
  Intel Corp........................................     77,590     1,843,538
                                                                -------------
  SOFTWARE - 1.6%
  Oracle Corp.*.....................................    106,700     2,103,057
                                                                -------------
  TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
  Embarq Corp.......................................     12,773       809,425
  Sprint Nextel Corp................................     65,250     1,351,327
  Telus Corp........................................      3,150       185,852
  Verizon Communications, Inc.......................     14,550       599,024
                                                                -------------
                                                                    2,945,628
                                                                -------------
  TELECOMMUNICATION SERVICES - WIRELESS - 1.4%
  AT&T, Inc.........................................     10,450       433,675
  Vodafone Group Plc................................    417,995     1,405,095
                                                                -------------
                                                                    1,838,770
                                                                -------------
  TOBACCO - 3.5%
  Altria Group, Inc.................................     66,250     4,646,775
                                                                -------------
  TRADING COMPANIES & DISTRIBUTORS - 0.9%
  W.W. Grainger, Inc................................     12,580     1,170,569
                                                                -------------
  Total Common Stocks
  (Cost $109,826,349)                                             132,201,802
                                                                -------------

  SHORT-TERM INVESTMENT - 1.8%
  COMMERICAL PAPER - 1.8%
  CRC Funding LLC 5.360%, due 07/02/07 (Cost -
  $2,397,643)                                        $2,398,000     2,397,643
                                                                -------------

  TOTAL INVESTMENTS - 100.3% (Cost $112,223,992)                  134,599,445
                                                                -------------

  Other Assets and Liabilities (net) - (0.3)%                        (348,642)
                                                                -------------

  TOTAL NET ASSETS - 100.0%                                     $ 134,250,803
                                                                =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

MFS(R) VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $134,599,445
   Cash                                                                           696
   Receivable for investments sold                                            140,528
   Receivable for Trust shares sold                                           129,177
   Dividends receivable                                                       226,034
                                                                         ------------
     Total assets                                                         135,095,880
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    147,021
     Trust shares redeemed                                                    493,345
     Investment advisory fee payable (Note 3)                                  79,867
     Administration fee payable                                                 2,009
     Custodian and accounting fees payable                                     56,860
   Accrued expenses                                                            65,975
                                                                         ------------
     Total liabilities                                                        845,077
                                                                         ------------
NET ASSETS                                                               $134,250,803
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $107,055,230
   Accumulated net realized gain                                            3,901,778
   Unrealized appreciation on investments and foreign currency             22,375,721
   Undistributed net investment income                                        918,074
                                                                         ------------
     Total                                                               $134,250,803
                                                                         ============
NET ASSETS
   Class A                                                               $134,250,803
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  8,894,788
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      15.09
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $112,223,992

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


MFS(R) VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $1,399,617
   Interest                                                                   53,016
                                                                          ----------
       Total investment income                                             1,452,633
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                          438,576
   Administration fees                                                         6,028
   Deferred expense reimbursement                                             14,252
   Custody and accounting fees                                                40,853
   Transfer agent fees                                                         3,112
   Audit                                                                      12,043
   Legal                                                                       7,141
   Trustee fees and expenses                                                   4,215
   Shareholder reporting                                                      12,240
   Insurance                                                                   2,495
   Other                                                                       1,190
                                                                          ----------
       Total expenses                                                        542,145
                                                                          ----------
   Net investment income                                                     910,488
                                                                          ----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                         4,015,904
                                                                          ----------
   Net realized gain on investments                                        4,015,904
                                                                          ----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         4,462,455
       Foreign currency                                                         (408)
                                                                          ----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            4,462,047
                                                                          ----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    8,477,951
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $9,388,439
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $   25,775

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

MFS(R) VALUE PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    910,488  $  1,276,261
   Net realized gain on investments and foreign currency                    4,015,904     6,663,986
   Net change in unrealized appreciation on investments and foreign
       currency                                                             4,462,047     9,705,328
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                     9,388,439    17,645,575
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                     (786)   (1,271,877)
   From net realized gains
     Class A                                                               (2,376,175)   (4,729,373)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (2,376,961)   (6,001,250)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               23,656,432    27,866,602
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,376,961     6,001,250
   Cost of shares repurchased
     Class A                                                               (6,910,147)  (16,053,852)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              19,123,246    17,814,000
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               26,134,724    29,458,325
   Net assets at beginning of period                                      108,116,079    78,657,754
                                                                         ------------  ------------
   Net assets at end of period                                           $134,250,803  $108,116,079
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    918,074  $      8,372
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS A
MFS(R) VALUE PORTFOLIO                                       ------------------------------------------------------------
                                                             FOR THE PERIOD
                                                                 ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                             JUNE 30, 2007  ---------------------------------------------
                                                              (UNAUDITED)      2006       2005    2004++  2003++   2002++
                                                             -------------- ------     ------     ------  ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $14.24     $12.44     $12.32     $10.83  $ 8.80  $ 10.83
                                                                 ------     ------     ------     ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................       0.11 (a)   0.20 (a)   0.17 (a)   0.14    0.13     0.12
Net Realized/Unrealized Gain (Loss) on Investments..........       1.02       2.45       0.63       1.59    2.04    (1.53)
                                                                 ------     ------     ------     ------  ------  -------
Total from Investment Operations............................       1.13       2.65       0.80       1.73    2.17    (1.41)
                                                                 ------     ------     ------     ------  ------  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................      (0.00)+    (0.18)     (0.15)     (0.14)  (0.14)   (0.21)
Distributions from Net Realized Capital Gains...............      (0.28)     (0.67)     (0.53)     (0.10)     --    (0.41)
                                                                 ------     ------     ------     ------  ------  -------
Total Distributions.........................................      (0.28)     (0.85)     (0.68)     (0.24)  (0.14)   (0.62)
                                                                 ------     ------     ------     ------  ------  -------
NET ASSET VALUE, END OF PERIOD..............................     $15.09     $14.24     $12.44     $12.32  $10.83  $  8.80
                                                                 ======     ======     ======     ======  ======  =======
TOTAL RETURN                                                       8.00%     21.33%      6.44%     15.97%  24.61%  (13.14)%
Ratio of Expenses to Average Net Assets.....................       0.90%*     1.00%      0.99%      1.00%   1.00%    1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................       0.90%*     1.02%      1.00%      1.14%   1.08%    1.13 %
Ratio of Net Investment Income to Average Net Assets........       1.51%*     1.46%      1.36%      1.30%   1.44%    1.38 %
Portfolio Turnover Rate.....................................       11.5%      39.2%      23.0%      47.0%   57.0%    60.0 %
Net Assets, End of Period (in millions).....................     $134.3     $108.1      $79.0      $47.0   $40.0    $31.0

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MFS(R) Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                         Management Fees
                        earned by Manager
                       for the period ended
Portfolio                 June 30, 2007     % per annum     Average Daily Assets
---------              -------------------- ----------- -----------------------------

MFS(R) Value Portfolio       $438,576          0.725%   First $250 Million

                                               0.675%   $250 Million to $1.25 Billion

                                                0.60%   $1.25 Billion to $1.5 Billion

                                                0.50%   Over $1.5 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio
                                         under current Expense
                                         Limitation Agreement
                                        ---------------------
                 Portfolio              Class A Class B Class E
                 ---------              ------- ------- -------

                 MFS(R) Value Portfolio  1.00%   1.25%*  1.15%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the period ended June 30, 2007.


                         MFS(R) Value Portfolio $14,252

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                           Shares Issued
                                              Through                Net Increase
                       Beginning  Shares     Dividend      Shares     in Shares    Ending
                        Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                      --------- --------- ------------- ----------- ------------ ---------

MFS(R) Value Portfolio

 Class A

 06/30/2007            7,593,967 1,603,113    160,497      (462,789)  1,300,821   8,894,788
 12/31/2006            6,321,249 2,047,062    421,100    (1,195,444)  1,272,718   7,593,967

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government Non-Government
                       --------------- -------------- --------------- --------------

MFS(R) Value Portfolio       $--        $31,281,649         $--        $13,828,814

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                          Federal       Gross         Gross
                         Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                  Cost     Appreciation (Depreciation)  Appreciation
 ---------              ------------ ------------ -------------- --------------

 MFS(R) Value Portfolio $112,223,992 $22,767,139    $(391,686)    $22,375,453

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                          Ordinary Income    Long-Term Capital Gain         Total
                       --------------------- ---------------------  ---------------------
                          2006       2005       2006        2005       2006       2005
                       ---------- ---------- ----------  ---------- ---------- ----------

MFS(R) Value Portfolio $1,505,763 $1,312,624 $4,495,487  $2,691,799 $6,001,250 $4,004,423

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                       Undistributed Undistributed     Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals       Total
                       ------------- ------------- ------------ ------------------ -----------

MFS(R) Value Portfolio   $146,148     $2,230,804   $17,807,143         $--         $20,184,095

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Neuberger Berman
                             Real Estate Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

Real estate investment trusts suffered through a difficult first half 2007 as the FTSE NAREIT Equity REITs Index declined almost 6% at a time when stocks generally provided positive returns. Key factors in the weakness of U.S. real estate shares included higher credit spreads on commercial mortgage debt, higher interest rates and "sector rotation" on the part of investors to more global real estate companies away from domestically focused names. In this environment, the Neuberger Berman Real Estate Portfolio modestly underperformed its FTSE NAREIT benchmark.

The early weeks of the year were favorable for real estate stocks, as continued earnings growth and extensive merger and acquisition activity helped them advance modestly. However, real estate investment trusts (REITs) began to sell off in February, along with the rest of the equity markets, on news of weakness in the subprime lending sector. Later, further credit deterioration among subprime loans widened credit spreads on securitized debt including commercial mortgage securities. As a result, investors became more concerned that higher borrowing costs might reduce mergers and acquisitions (M&A) activity, which has been supportive of the public real estate markets. In addition, with relatively healthy economic growth abroad, generalist investors sought global real estate exposure, particularly at the expense of large-capitalization REITs, which endured a sell-off in the second quarter.

Among the REIT sectors, Shopping Center stocks performed poorly amid concerns about a potential consumer slowdown due to pressures from the weak housing market, higher oil prices and stiffer lending rates. Health care issues also lagged, as investors worried that higher interest rates would affect profits in this rate-sensitive sector. The self storage sector trailed all other sectors. The lodging/resorts sector outperformed for the period, providing positive performance amid continued deal activity. The purchase of Hilton Hotels, although not a REIT, reflected the overall interest from private buyers in hotel shares. Specialty stocks also provided gains.

During the six-month reporting period, the Portfolio benefited from the strong performance of a particular holding in the diversified sector, as well as an underweight in the weak self storage sector. On the downside, stock selection in Shopping Centers and an underweight in the outperforming specialty area hampered results. An overweight and stock selection in the office sector was also a negative. We continue to maintain an overweight in the Industrial and Office sectors, where we expect good fundamentals, including rising occupancy levels and rents as well as favorable earnings growth, for the balance of the year.

OUTLOOK

Looking forward, the subprime mortgage market continues to be a significant concern. With the presence of higher short-term interest rates, tighter lending standards and softening housing markets, we anticipate that defaults and delinquencies will increase. However, it bears noting that the payment history for commercial real estate debt is favorable. Moreover, commercial real estate fundamentals and credit quality have been strong and are likely to remain as such.

Indeed, the majority of property markets in the United States can be described as a "landlord's market." The core property sectors--Apartments, Office, Industrial and Regional Malls/Shopping Centers--continued to show rising rents and occupancy levels. Non-core areas--Health Care, Lodging/Resorts and Self Storage--also exhibit sound fundamentals. In our view, the current environment should translate into 7-8% earnings growth for REITs in 2007-08. In addition, after a record setting six months for REIT transactions, we think that M&A activity will continue to be strong.

Overall, we believe that attractive valuation levels and sound industry fundamentals should begin to outweigh negative investor sentiment and continued deterioration in the sub-prime residential mortgage market. REITs currently trade at 7-10% discounts to net asset value, offer dividend yields of 4-5% and are delivering above trend earnings growth. Still, we note that the domestic REIT market is no longer a focal point of interest for many generalist investors, which may limit gains in the coming quarters.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             SL Green Realty Corp. (REIT)                 5.72%
             -----------------------------------------------------
             ProLogis (REIT)                              5.13%
             -----------------------------------------------------
             Brookfield Asset Management, Inc.--Class A   4.93%
             -----------------------------------------------------
             AMB Property Corp. (REIT)                    4.88%
             -----------------------------------------------------
             Vornado Realty Trust (REIT)                  4.67%
             -----------------------------------------------------
             Simon Property Group, Inc. (REIT)            4.12%
             -----------------------------------------------------
             Kimco Realty Corp. (REIT)                    4.08%
             -----------------------------------------------------
             Brookfield Properties Corp.                  3.85%
             -----------------------------------------------------
             Boston Properties, Inc. (REIT)               3.65%
             -----------------------------------------------------
             Archstone-Smith Trust (REIT)                 3.55%
             -----------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Office                                  24.1%
Apartments                              20.5%
Regional Malls                          12.1%
Industrials                             11.9%
Diversified                             11.3%
Lodging                                  8.4%
Community Centers                        8.3%
Health Care Providers & Services         3.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
    NEUBERGER BERMAN MANAGEMENT, INC. VS. FTSE NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                   Neuberger Berman        FTSE NAREIT
                Real Estate Portfolio    Equity REIT Index
                ----------------------  -------------------
  5/1/2004            $10,000                 $10,000
12/31/2004             12,975                  13,751
12/31/2005             14,739                  15,418
12/31/2006             20,326                  20,750
 6/30/2007             18,783                  19,528




    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Neuberger Berman Real Estate
--  Portfolio--Class A                9.72% 21.97%      22.02%
    Class B                           9.42% 21.69%      21.71%
    Class E                           9.56% 21.84%      21.85%
    -----------------------------------------------------------------
- - FTSE NAREIT Equity REIT Index/1/ 12.57% 21.13%      23.67%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  924.10       $2.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.82        3.01
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $  922.70       $4.00
  Hypothetical (5% return before expenses)     1,000.00      1,020.63        4.21
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $  923.50       $3.53
  Hypothetical (5% return before expenses)     1,000.00      1,021.12        3.71
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60% , 0.84% , and 0.74% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


 ------------------------------------------------------------------------------
                                                                    VALUE
 SECURITY DESCRIPTION                                 SHARES       (NOTE 2)
 ------------------------------------------------------------------------------

 COMMON STOCKS - 95.7%
 APARTMENTS - 19.6%
 Apartment Investment & Management Co. (REIT) -
   Class A(a)......................................     340,900 $    17,188,178
 Archstone-Smith Trust (REIT)(a)...................     827,800      48,931,258
 AvalonBay Communities, Inc. (REIT)(a).............     297,300      35,343,024
 Camden Property Trust (REIT)(a)...................     595,978      39,912,647
 Equity Residential (REIT).........................     846,500      38,625,795
 Essex Property Trust, Inc. (REIT)(a)..............     133,600      15,537,680
 Home Properties, Inc. (REIT)......................     620,800      32,238,144
 Post Properties, Inc. (REIT)(a)...................     501,600      26,148,408
 UDR, Inc. (REIT)(a)...............................     613,000      16,121,900
                                                                ---------------
                                                                    270,047,034
                                                                ---------------
 COMMUNITY CENTERS - 8.0%
 Developers Diversified Realty Corp. (REIT)(a).....     688,200      36,275,022
 Kimco Realty Corp. (REIT)(a)......................   1,476,000      56,191,320
 Regency Centers Corp. (REIT)(a)...................     248,200      17,498,100
                                                                ---------------
                                                                    109,964,442
                                                                ---------------
 DIVERSIFIED - 10.8%
 Crystal River Capital, Inc. (REIT)(a).............     669,600      16,257,888
 Digital Realty Trust, Inc. (REIT)(a)..............     527,800      19,887,504
 Duke Realty Corp. (REIT)(a).......................   1,342,700      47,894,109
 Peoples Choice Financial Corp.(b).................      60,000          90,000
 Vornado Realty Trust (REIT)(a)....................     586,100      64,377,224
                                                                ---------------
                                                                    148,506,725
                                                                ---------------
 HEALTH CARE PROVIDERS & SERVICES - 3.2%
 Nationwide Health Properties, Inc. (REIT).........     444,700      12,095,840
 Ventas, Inc. (REIT)...............................     903,400      32,748,250
                                                                ---------------
                                                                     44,844,090
                                                                ---------------
 INDUSTRIALS - 11.4%
 AMB Property Corp. (REIT).........................   1,262,200      67,174,284
 ProLogis (REIT)...................................   1,241,600      70,647,040
 Public Storage, Inc. (REIT)(a)....................     242,500      18,628,850
                                                                ---------------
                                                                    156,450,174
                                                                ---------------
 LODGING - 8.1%
 Host Hotels & Resorts, Inc. (REIT)................   1,556,266      35,980,870
 Starwood Hotels & Resorts Worldwide, Inc..........     628,800      42,173,616
 Sunstone Hotel Investors, Inc. (REIT)(a)..........   1,161,300      32,969,307
                                                                ---------------
                                                                    111,123,793
                                                                ---------------
 OFFICE - 23.0%
 Alexandria Real Estate Equities, Inc. (REIT)(a)...     488,600      47,306,252
 Boston Properties, Inc. (REIT)....................     491,900      50,237,747

-------------------------------------------------------------------------------
                                                    SHARES/PAR      VALUE
SECURITY DESCRIPTION                                  AMOUNT       (NOTE 2)
-------------------------------------------------------------------------------

OFFICE - CONTINUED
Brookfield Asset Management, Inc. - Class A (a)...    1,700,100 $    67,833,990
Brookfield Properties Corp........................    2,180,400      53,005,524
Corporate Office Properties Trust (REIT)(a).......      487,300      19,984,173
SL Green Realty Corp. (REIT)(a)...................      635,960      78,789,084
                                                                ---------------
                                                                    317,156,770
                                                                ---------------
REGIONAL MALLS - 11.6%
Acadia Realty Trust (REIT) (a)....................      614,500      15,946,275
General Growth Properties, Inc. (REIT)(a).........       86,000       4,553,700
Macerich Co. (The) (REIT)(a)......................      413,700      34,097,154
Simon Property Group, Inc. (REIT).................      610,100      56,763,704
Taubman Centers, Inc. (REIT)(a)...................      966,100      47,928,221
                                                                ---------------
                                                                    159,289,054
                                                                ---------------
Total Common Stocks (Cost $1,351,698,035)                         1,317,382,082
                                                                ---------------

SHORT-TERM INVESTMENT - 3.2%
State Street Bank & Trust Co., Repurchase
  Agreement dated 06/29/07 at 3.400% to
  be repurchased at $44,087,488 on 07/02/07
  collateralized by $45,540,000 FHLB 4.375% due
  09/17/10 with a value of $44,958,910. (Cost -
  $44,075,000).................................... $ 44,075,000      44,075,000
                                                                ---------------

TOTAL INVESTMENTS - 98.9% (Cost $1,395,773,035)                   1,361,457,082
                                                                ---------------

Other Assets and Liabilities (net) - 1.1%                            15,771,360
                                                                ---------------

TOTAL NET ASSETS - 100.0%                                       $ 1,377,228,442
                                                                ===============

PORTFOLIO FOOTNOTES:

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $341,479,674 and the collateral received consisted of cash in the amount of $349,121,292.

(b) Security is valued in good faith by or under the direction of the Board of Directors.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

NEUBERGER BERMAN REAL ESTATE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                    $1,317,382,082
   Repurchase Agreement                                   44,075,000
   Cash                                                          133
   Collateral for securities on loan                     349,121,292
   Receivable for investments sold                        16,260,412
   Receivable for Trust shares sold                        4,518,989
   Dividends receivable                                    4,923,364
   Interest receivable                                         8,325
                                                      --------------
      Total assets                                     1,736,289,597
                                                      --------------
LIABILITIES
   Payables for:
      Investments purchased                                6,591,843
      Trust shares redeemed                                2,259,656
      Distribution and services fees - Class B               125,406
      Distribution and services fees - Class E                13,704
      Collateral for securities on loan                  349,121,292
      Investment advisory fee payable (Note 3)               724,049
      Administration fee payable                              15,801
      Custodian and accounting fees payable                   78,187
   Accrued expenses                                          131,217
                                                      --------------
      Total liabilities                                  359,061,155
                                                      --------------
NET ASSETS                                            $1,377,228,442
                                                      ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                    $1,269,064,609
   Accumulated net realized gain                         114,968,169
   Unrealized depreciation on investments                (28,186,134)
   Undistributed net investment income                    21,381,798
                                                      --------------
      Total                                           $1,377,228,442
                                                      ==============
NET ASSETS
   Class A                                            $  694,127,314
                                                      ==============
   Class B                                               577,873,620
                                                      ==============
   Class E                                               105,227,508
                                                      ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                45,468,794
                                                      ==============
   Class B                                                37,987,126
                                                      ==============
   Class E                                                 6,909,209
                                                      ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                            $        15.27
                                                      ==============
   Class B                                                     15.21
                                                      ==============
   Class E                                                     15.23
                                                      ==============

---------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements $1,351,698,035

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

NEUBERGER BERMAN REAL ESTATE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  23,207,943
   Interest (2)                                                                 868,394
                                                                          -------------
       Total investment income                                               24,076,337
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                           4,435,661
   Administration fees                                                           52,671
   Custody and accounting fees                                                   35,296
   Distribution fee - Class B                                                   813,798
   Distribution fee - Class E                                                    94,149
   Transfer agent fees                                                           16,310
   Audit                                                                         12,046
   Legal                                                                          7,691
   Trustee fees and expenses                                                      4,915
   Shareholder reporting                                                         64,646
   Insurance                                                                      7,645
   Other                                                                          1,920
                                                                          -------------
       Total expenses                                                         5,546,748
       Less broker commission recapture                                        (297,100)
                                                                          -------------
   Net expenses                                                               5,249,648
                                                                          -------------
   Net investment income                                                     18,826,689
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                          117,199,726
                                                                          -------------
   Net realized gain on investments                                         117,199,726
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (255,718,248)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (255,718,248)
                                                                          -------------
   Net realized and change in unrealized loss on investments               (138,518,522)
                                                                          -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $(119,691,833)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $     137,254
(2)Interest income includes securities lending income of:                       106,479


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   18,826,689  $   14,976,766
   Net realized gain on investments                                         117,199,726     119,171,000
   Net change in unrealized appreciation (depreciation) on investments     (255,718,248)    167,340,570
                                                                         --------------  --------------
   Net increase (decrease) in net assets resulting from operations         (119,691,833)    301,488,336
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (6,686,776)     (3,003,924)
     Class B                                                                 (5,558,981)     (4,375,268)
     Class E                                                                 (1,163,894)       (830,399)
   From net realized gains
     Class A                                                                (53,582,923)    (14,269,723)
     Class B                                                                (53,757,599)    (23,475,259)
     Class E                                                                (10,322,197)     (4,196,589)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (131,072,370)    (50,151,162)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                200,257,052     377,334,044
     Class B                                                                108,858,876     208,985,370
     Class E                                                                 24,621,121      49,222,003
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 60,269,699      17,273,647
     Class B                                                                 59,316,580      27,850,527
     Class E                                                                 11,486,091       5,026,988
   Cost of shares repurchased
     Class A                                                                (74,461,637)    (84,613,376)
     Class B                                                               (103,359,327)    (47,011,738)
     Class E                                                                (29,069,655)     (7,221,172)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               257,918,800     546,846,293
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                  7,154,597     798,183,467
   Net assets at beginning of period                                      1,370,073,845     571,890,378
                                                                         --------------  --------------
   Net assets at end of period                                           $1,377,228,442  $1,370,073,845
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   21,381,798  $   15,964,760
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                             CLASS A
NEUBERGER BERMAN REAL ESTATE PORTFOLIO                  ---------------------------------------------
                                                        FOR THE PERIOD        FOR THE YEARS ENDED
                                                            ENDED                 DECEMBER 31,
                                                        JUNE 30, 2007  ------------------------------
                                                         (UNAUDITED)      2006       2005       2004(B)
                                                        -------------- ------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $18.13     $14.15      $12.47      $10.00
                                                            ------     ------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................      0.24 (a)    0.28 (a)    0.30 (a)    0.55 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....      (1.42)      4.81        1.40        2.42
                                                            ------     ------     -------     -------
Total from Investment Operations.......................      (1.18)      5.09        1.70        2.97
                                                            ------     ------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      (0.19)     (0.19)         --       (0.22)
Distributions from Net Realized Capital Gains..........      (1.49)     (0.92)      (0.02)      (0.28)
                                                            ------     ------     -------     -------
Total Distributions....................................      (1.68)     (1.11)      (0.02)      (0.50)
                                                            ------     ------     -------     -------
NET ASSET VALUE, END OF PERIOD.........................     $15.27     $18.13      $14.15      $12.47
                                                            ======     ======     =======     =======
TOTAL RETURN                                                 (7.59)%    37.90%      13.61%      29.73%
Ratio of Expenses to Average Net Assets................       0.60%*     0.66%       0.69%       0.84%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................       0.64%*     0.70%       0.70%       0.84%*
Ratio of Net Investment Income to Average Net Assets...       2.73%*     1.74%       2.27%       6.76%*
Portfolio Turnover Rate................................       60.0%      73.0%       13.5%       52.3%
Net Assets, End of Period (in millions)................     $694.1     $627.5     $ 204.1     $  77.1

                                                                             CLASS B
                                                        ---------------------------------------------
                                                        FOR THE PERIOD        FOR THE YEARS ENDED
                                                            ENDED                 DECEMBER 31,
                                                        JUNE 30, 2007  ------------------------------
                                                         (UNAUDITED)      2006       2005       2004(B)
                                                        -------------- ------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $18.06     $14.11      $12.47      $10.00
                                                            ------     ------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................      0.22 (a)    0.23 (a)    0.26 (a)    0.26 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....      (1.43)      4.81        1.40        2.69
                                                            ------     ------     -------     -------
Total from Investment Operations.......................      (1.21)      5.04        1.66        2.95
                                                            ------     ------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      (0.15)     (0.17)         --       (0.20)
Distributions from Net Realized Capital Gains..........      (1.49)     (0.92)      (0.02)      (0.28)
                                                            ------     ------     -------     -------
Total Distributions....................................      (1.64)     (1.09)      (0.02)      (0.48)
                                                            ------     ------     -------     -------
NET ASSET VALUE, END OF PERIOD.........................     $15.21     $18.06      $14.11      $12.47
                                                            ======     ======     =======     =======
TOTAL RETURN                                                 (7.73)%    37.58%      13.29%      29.55%
Ratio of Expenses to Average Net Assets................       0.84%*     0.92%       0.94%       0.98%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................       0.89%*     0.95%       0.95%       0.98%*
Ratio of Net Investment Income to Average Net Assets...       2.43%*     1.43%       2.00%       3.45%*
Portfolio Turnover Rate................................       60.0%      73.0%       13.5%       52.3%
Net Assets, End of Period (in millions)................     $577.9     $623.4      $316.4      $167.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                             CLASS E
NEUBERGER BERMAN REAL ESTATE PORTFOLIO                                   --------------------------------------------
                                                                         FOR THE PERIOD        FOR THE YEARS ENDED
                                                                             ENDED                DECEMBER 31,
                                                                         JUNE 30, 2007  -----------------------------
                                                                          (UNAUDITED)      2006        2005     2004(B)
                                                                         -------------- -------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $18.08     $ 14.13     $12.47     $10.00
                                                                             ------     -------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................      0.22 (a)     0.25 (a)   0.28 (a)   0.33 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................      (1.41)       4.80       1.40       2.64
                                                                             ------     -------     ------     ------
Total from Investment Operations........................................      (1.19)       5.05       1.68       2.97
                                                                             ------     -------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.17)      (0.18)        --      (0.22)
Distributions from Net Realized Capital Gains...........................      (1.49)      (0.92)     (0.02)     (0.28)
                                                                             ------     -------     ------     ------
Total Distributions.....................................................      (1.66)      (1.10)     (0.02)     (0.50)
                                                                             ------     -------     ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $15.23     $ 18.08     $14.13     $12.47
                                                                             ======     =======     ======     ======
TOTAL RETURN                                                                  (7.65)%     37.62%     13.45%     29.69%
Ratio of Expenses to Average Net Assets.................................      0.74 %*      0.82%      0.84%      0.91%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates      0.79 %*      0.85%      0.84%      0.91%*
Ratio of Net Investment Income to Average Net Assets....................      2.52 %*      1.55%      2.14%      4.19%*
Portfolio Turnover Rate.................................................      60.0 %       73.0%      13.5%      52.3%
Net Assets, End of Period (in millions).................................     $105.2      $119.2      $51.3      $20.9

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Neuberger Berman Real Estate Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Neuberger Berman Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                                 June 30, 2007     % per annum     Average Daily Assets
---------                              -------------------- ----------- ----------------------------

Neuberger Berman Real Estate Portfolio      $4,435,661         0.70%    First $200 Million

                                                               0.65%    $200 Million to $750 Million

                                                               0.55%    Over $750 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Neuberger Berman Real Estate Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.  $374,049

    Neuberger Berman Real Estate Portfolio Neuberger Berman LLC        580

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                             Shares Issued
                                                                Through                Net Increase
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

Neuberger Berman Real Estate Portfolio

 Class A

 06/30/2007                            34,618,782 11,414,652   3,495,922   (4,060,562)  10,850,012  45,468,794

 12/31/2006                            14,430,021 24,423,136   1,179,894   (5,414,269)  20,188,761  34,618,782

 Class B

 06/30/2007                            34,517,272  6,030,206   3,452,653   (6,013,005)   3,469,854  37,987,126

 12/31/2006                            22,419,627 13,082,413   1,906,265   (2,891,033)  12,097,645  34,517,272

 Class E

 06/30/2007                             6,591,029  1,372,190     667,795   (1,721,805)     318,180   6,909,209

 12/31/2006                             3,634,437  3,058,397     343,843     (445,648)   2,956,592   6,591,029

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Neuberger Berman Real Estate Portfolio       $--        $980,947,090        $--        $855,380,264

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Depreciation
---------                              -------------- ------------ -------------- --------------

Neuberger Berman Real Estate Portfolio $1,395,773,035 $59,402,267   $(93,718,220)  $(34,315,953)

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        Neuberger Berman Real Estate Portfolio $341,479,674 $349,121,292

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income  Long-Term Capital Gain        Total
                                       ---------------- ---------------------- --------------------
                                          2006     2005    2006        2005       2006       2005
                                       ----------- ---- -----------  --------  ----------- --------

Neuberger Berman Real Estate Portfolio $36,643,847 $--  $13,507,315  $677,197  $50,151,162 $677,197

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Neuberger Berman Real Estate Portfolio  $66,523,218   $64,970,777  $227,434,973        $--         $358,928,968

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                              Oppenheimer Capital
                            Appreciation Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/07
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

For the six month period ending June 30, 2007, the Portfolio outperformed both the S&P 500(R) Index and the Russell 1000(R) Growth Index/1/.

During the reporting period, global economic growth, stable corporate earnings and low inflation rates supported stock prices. However, related gains were achieved in a somewhat volatile environment characterized by competing economic forces. On the one hand, continued growth in the United States and the rest of the world enabled many companies to report revenues and earnings that met or exceeded expectations. Emerging markets produced especially strong returns, fueled in large part by private equity investors with significant capital to deploy. Conversely, the market was concerned about the prospect of rising interest rates, volatile energy prices and potential inflation. In addition, troubles with sub-prime mortgage lenders undermined the confidence of investors, who worried that the impact of bad loans to credit-challenged consumers could weigh on other parts of the market. Overall, however, solid earnings and strong levels of liquidity generally proved positive for stocks.

Relative to the S&P 500(R) Index, the strongest contributors to return were financials and information technology. Although financials yielded negative market returns, strong stock selection delivered positive results to the Portfolio, with relative outperformance supported by a sector underweight. Similarly, both stock and sector selection contributed to relative returns in technology. In contrast, a handful of our individual investments in the consumer discretionary sector were disappointments and detracted from overall performance.

Two large recent additions to the Portfolio were Boeing Co., the world's leading aerospace company and the largest manufacturer of commercial jetliners and military aircraft, and Costco Wholesale Corp., the largest wholesale retail club operator in the United States. In our view, Boeing was selling for a reasonable valuation, especially given what we believe is the company's competitive advantage in the production of wide-body aircrafts. While we have seen Costco as a successful retailer, more recently we have been encouraged by its prospects for higher profit margins over the next few years--a step we felt it has previously been unwilling to take in order to keep prices down.

One of the Portfolio's top performers was Apple, Inc. This computer and personal electronics maker benefited from three ongoing trends: continued growth in market share, strong sales of the IPOD digital music player, and the eagerly anticipated release of the IPHONE. Another strong performer was Monsanto Co., an agricultural company

--------
/1/ The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 Companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

whose seed and genomic products help farmers increase crop yields. The company has benefited from high corn prices, which in turn have encouraged farmers to look for ways to increase the productivity of their land. In the energy sector, Schlumberger Ltd. continued to perform well. High oil prices have encouraged companies to invest in new technologies to extract oil more efficiently, and Schlumberger has been a direct beneficiary of this trend.

Corporate Executive Board (CEB), an information provider to large corporations and nonprofit organizations, trailed our expectations. After the company experienced some sales problems, it reported worse-than-expected earnings, which weighed heavily on CEB's shares. Another underperformer was semiconductor manufacturer Advanced Micro Devices, Inc. (AMD), which we sold from the Portfolio during the period. AMD was facing a very tough competitive environment, losing market share and struggling with a pricing war with its much larger rival, Intel Corp. Also hurting performance was coffeehouse giant Starbucks Corp., whose earnings lagged on higher-than-expected costs.

Regardless of the overall market backdrop, we will continue to follow our bottom-up investment approach and favor companies that offer the potential for sustainable earnings growth and at valuations that we believe are appropriate. The Portfolio remains broadly diversified, and we continue to seek stocks across a variety of sectors.

WILLIAM L. WILBY, CFA AND
MARC L. BAYLIN, CFA
Portfolio Managers
OPPENHEIMERFUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/07
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Google, Inc.--Class A                3.47%
                 ---------------------------------------------
                 Cisco Systems, Inc.                  3.25%
                 ---------------------------------------------
                 Schlumberger, Ltd.                   2.19%
                 ---------------------------------------------
                 Monsanto Co.                         2.13%
                 ---------------------------------------------
                 Apple, Inc.                          2.03%
                 ---------------------------------------------
                 Boeing Co. (The)                     1.88%
                 ---------------------------------------------
                 Corning, Inc.                        1.80%
                 ---------------------------------------------
                 United Technologies Corp.            1.75%
                 ---------------------------------------------
                 American International Group, Inc.   1.64%
                 ---------------------------------------------
                 eBay, Inc.                           1.61%
                 ---------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Communications         21.0%
Non-Cyclical           18.2%
Technology             17.4%
Financials             12.0%
Cyclical               11.2%
Industrials             8.8%
Energy                  7.3%
Basic Materials         4.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/07
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                OPPENHEIMERFUNDS, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Oppenheimer Capital           S&P 500(R)
                Appreciation Portfolio            Index
               ------------------------        ------------
 2/12/2001             $10,000                   $10,000
12/31/2001               8,573                     8,509
12/31/2002               6,453                     6,628
12/31/2003               8,294                     8,531
12/31/2004               8,825                     9,458
12/31/2005               9,241                     9,923
12/31/2006               9,944                    11,491
 6/30/2007              10,858                    12,291




    -----------------------------------------------------
                            Average Annual Return/2/
                         (for the period ended 6/30/07)
    -----------------------------------------------------
                                                Since
                        1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------
    Oppenheimer Capital
    Appreciation
    Portfolio--Class A  18.06%  8.91%  9.37%     4.65%
--  Class B             17.77%  8.66%  9.11%     1.30%
    Class E             17.97%    --     --     12.66%
    -----------------------------------------------------
- - S&P 500(R) Index/1/ 20.59% 11.68% 10.71%     3.27%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,000.00       $3.02
  Hypothetical (5% return before expenses)     1,000.00      1,021.77        3.06
------------------------------------------  ------------- ------------- --------------
  Class B
  Actual                                      $1,000.00     $1,000.00       $4.26
  Hypothetical (5% return before expenses)     1,000.00      1,020.53        4.31
------------------------------------------  ------------- ------------- --------------
  Class E
  Actual                                      $1,000.00     $1,000.00       $3.77
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.61% , 0.86% , and 0.76% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



  ----------------------------------------------------------------------------
                                                                    VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  COMMON STOCKS - 98.6%
  AEROSPACE & DEFENSE - 5.9%
  Boeing Co. (The)..................................     182,740 $  17,572,279
  Empresa Brasileira de Aeronautica S.A. (ADR)......     133,400     6,431,214
  General Dynamics Corp.(a).........................     121,290     9,487,304
  Lockheed Martin Corp..............................      14,840     1,396,889
  Rockwell Collins, Inc.............................      58,710     4,147,274
  United Technologies Corp..........................     231,480    16,418,876
                                                                 -------------
                                                                    55,453,836
                                                                 -------------
  BANKS - 0.8%
  Northern Trust Corp...............................     113,730     7,306,015
                                                                 -------------
  BEVERAGES - 1.4%
  Fomento Economico Mexicano SAB de C.V.............   1,084,900     4,257,920
  PepsiCo, Inc......................................     140,920     9,138,662
                                                                 -------------
                                                                    13,396,582
                                                                 -------------
  BIOTECHNOLOGY - 0.8%
  Gilead Sciences, Inc.*............................     199,240     7,724,535
                                                                 -------------
  CHEMICALS - 3.6%
  Monsanto Co.......................................     296,100    19,998,594
  Praxair, Inc......................................     185,330    13,341,907
                                                                 -------------
                                                                    33,340,501
                                                                 -------------
  COMMERCIAL SERVICES & SUPPLIES - 2.7%
  Automatic Data Processing, Inc....................     218,220    10,577,124
  Corporate Executive Board Co.(a)..................     121,630     7,895,003
  Kinder Morgan Management LLC*(a)..................      81,420     4,225,698
  Robert Half International, Inc....................      59,420     2,168,830
                                                                 -------------
                                                                    24,866,655
                                                                 -------------
  COMMUNICATIONS EQUIPMENT & SERVICES - 6.1%
  Cisco Systems, Inc.*..............................   1,094,100    30,470,685
  QUALCOMM, Inc.....................................     268,070    11,631,557
  Research In Motion, Ltd.*.........................      74,360    14,871,257
                                                                 -------------
                                                                    56,973,499
                                                                 -------------
  COMPUTERS & PERIPHERALS - 4.4%
  Apple, Inc.*......................................     155,770    19,010,171
  EMC Corp.*........................................     778,930    14,098,633
  Network Appliance, Inc.*..........................     278,320     8,126,944
                                                                 -------------
                                                                    41,235,748
                                                                 -------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
  ABB, Ltd..........................................     366,276     8,224,670
  Broadcom Corp. - Class A*(a)......................     347,750    10,171,687
                                                                 -------------
                                                                    18,396,357
                                                                 -------------
  ENERGY EQUIPMENT & SERVICES - 2.2%
  Schlumberger, Ltd.................................     241,820    20,540,191
                                                                 -------------

  ----------------------------------------------------------------------------
                                                                    VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  FINANCIAL - DIVERSIFIED - 7.8%
  Blackstone Group LP (The)*(a).....................      42,380 $   1,240,463
  Chicago Mercantile Exchange Holdings, Inc.........      26,180    13,989,545
  Fortress Investment Group LLC - Class A...........      94,690     2,255,516
  Franklin Resources, Inc. (a)......................      50,280     6,660,592
  Goldman Sachs Group, Inc. (The)...................      61,190    13,262,932
  Legg Mason, Inc...................................      93,200     9,169,016
  Prudential Financial, Inc.........................     136,470    13,268,978
  UBS AG............................................     218,845    13,054,558
                                                                 -------------
                                                                    72,901,600
                                                                 -------------
  FOOD & DRUG RETAILING - 0.7%
  Sysco Corp........................................     200,110     6,601,629
                                                                 -------------
  FOOD PRODUCTS - 2.1%
  Cadbury Schweppes Plc.............................     587,870     7,990,517
  Nestle S.A........................................      31,374    11,890,635
                                                                 -------------
                                                                    19,881,152
                                                                 -------------
  HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
  C.R. Bard, Inc....................................      37,490     3,097,799
  St. Jude Medical, Inc.*...........................     172,720     7,166,153
  Thermo Fisher Scientific, Inc.*...................     242,700    12,552,444
  Varian Medical Systems, Inc.*.....................      88,260     3,751,932
                                                                 -------------
                                                                    26,568,328
                                                                 -------------
  HEALTH CARE PROVIDERS & SERVICES - 1.9%
  Henry Schein, Inc.*...............................      97,660     5,217,974
  WellPoint, Inc.*..................................     157,170    12,546,881
                                                                 -------------
                                                                    17,764,855
                                                                 -------------
  HOTELS, RESTAURANTS & LEISURE - 1.3%
  Las Vegas Sands Corp.*(a).........................     159,680    12,197,955
                                                                 -------------
  HOUSEHOLD PRODUCTS - 1.2%
  Reckitt Benckiser Plc.............................     212,020    11,597,448
                                                                 -------------
  INSURANCE - 2.4%
  American International Group, Inc.................     218,960    15,333,769
  Hartford Financial Services Group, Inc. (The).....      68,650     6,762,711
                                                                 -------------
                                                                    22,096,480
                                                                 -------------
  INTERNET SOFTWARE & SERVICES - 6.4%
  eBay, Inc.*.......................................     468,270    15,068,929
  F5 Networks, Inc.*................................      73,430     5,918,458
  Google, Inc. - Class A*...........................      62,160    32,533,301
  Yahoo!, Inc.*.....................................     230,040     6,240,985
                                                                 -------------
                                                                    59,761,673
                                                                 -------------
  IT CONSULTING & SERVICES - 2.0%
  Affiliated Computer Services, Inc. - Class A*.....     208,180    11,807,970
  Cognizant Technology Solutions Corp. -  Class
    A*(a)...........................................      87,360     6,559,862
                                                                 -------------
                                                                    18,367,832
                                                                 -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

  ----------------------------------------------------------------------------
                                                                    VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  MACHINERY - 0.6%
  Joy Global, Inc...................................      95,710 $   5,582,764
                                                                 -------------
  MEDIA - 1.6%
  Comcast Corp. - Class A*(a).......................     530,125    14,822,295
                                                                 -------------
  METALS & MINING - 0.5%
  Allegheny Technologies, Inc.(a)...................      40,630     4,261,274
                                                                 -------------
  OIL & GAS - 4.5%
  Occidental Petroleum Corp.........................     215,470    12,471,404
  Range Resources Corp..............................     195,100     7,298,691
  Smith International, Inc.(a)......................     235,930    13,834,935
  XTO Energy, Inc...................................     145,280     8,731,328
                                                                 -------------
                                                                    42,336,358
                                                                 -------------
  PHARMACEUTICALS - 7.2%
  Allergan, Inc.....................................      97,300     5,608,372
  Celgene Corp.*(a).................................     136,780     7,841,597
  Covance, Inc.*....................................      97,630     6,693,513
  Genentech, Inc.*..................................     122,680     9,281,969
  Medco Health Solutions, Inc.*.....................     125,940     9,822,060
  Roche Holdings AG.................................      77,909    13,791,189
  Schering - Plough Corp............................     150,840     4,591,570
  Shionogi & Co., Ltd...............................     211,000     3,430,354
  Shire Plc.........................................     263,060     6,513,602
                                                                 -------------
                                                                    67,574,226
                                                                 -------------
  REAL ESTATE - 0.9%
  CB Richard Ellis Group, Inc. - Class A*(a)........     229,200     8,365,800
                                                                 -------------
  RETAIL - MULTILINE - 4.2%
  Costco Wholesale Corp.............................     249,900    14,624,148
  J.C. Penney Co., Inc.(a)..........................     178,000    12,883,640
  Target Corp.......................................     192,750    12,258,900
                                                                 -------------
                                                                    39,766,688
                                                                 -------------
  RETAIL - SPECIALTY - 3.3%
  Staples, Inc......................................     541,410    12,847,660
  Starbucks Corp.*..................................     232,230     6,093,715
  Tiffany & Co......................................     104,770     5,559,096
  TJX Cos., Inc. (The)..............................     243,850     6,705,875
                                                                 -------------
                                                                    31,206,346
                                                                 -------------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
  ASML Holding N.V.*(a).............................     235,100     6,453,495
  Microchip Technology, Inc.(a).....................     205,180     7,599,867
  SiRF Technology Holdings, Inc. *(a)...............      78,451     1,627,074
  Texas Instruments, Inc............................     136,370     5,131,603
                                                                 -------------
                                                                    20,812,039
                                                                 -------------
  SOFTWARE - 4.8%
  Activision, Inc.*.................................     147,560     2,754,945
  Adobe Systems, Inc.*..............................     268,340    10,773,851
  Autodesk, Inc.*(a)................................     261,240    12,299,179
  Microsoft Corp....................................     308,090     9,079,412

 -----------------------------------------------------------------------------
                                                     SHARES/PAR     VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 SOFTWARE - CONTINUED
 Red Hat, Inc.*(a).................................      266,220 $   5,931,382
 Salesforce.com, Inc.*(a)..........................       90,850     3,893,831
                                                                 -------------
                                                                    44,732,600
                                                                 -------------
 TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.7%
 Amdocs, Ltd.*(a)..................................      273,330    10,884,001
 Corning, Inc.*....................................      660,050    16,864,277
 Telefonaktiebolaget LM Ericsson (ADR).............      248,500     9,912,665
 XM Satellite Radio Holdings, Inc. - Class A*(a)...      517,800     6,094,506
                                                                 -------------
                                                                    43,755,449
                                                                 -------------
 TELECOMMUNICATION SERVICES - WIRELESS - 3.5%
 America Movil S.A. de C.V. (ADR)..................      140,700     8,713,551
 American Tower Corp. - Class A*...................      248,050    10,418,100
 Crown Castle International Corp.*(a)..............      201,150     7,295,711
 NII Holdings, Inc.*...............................       81,860     6,609,376
                                                                 -------------
                                                                    33,036,738
                                                                 -------------
 TEXTILES, APPAREL & LUXURY GOODS - 1.2%
 Polo Ralph Lauren Corp............................      117,820    11,559,320
                                                                 -------------
 TRADING COMPANIES & DISTRIBUTORS - 0.9%
 Fastenal Co.(a)...................................      208,380     8,722,787
                                                                 -------------
 Total Common Stocks
 (Cost $770,919,734)                                               923,507,555
                                                                 -------------

 SHORT-TERM INVESTMENT - 1.4%
 State Street Bank & Trust Co., Repurchase
   Agreement dated 06/29/07 at 3.400% to be
   repurchased at $13,102,711 on 07/02/07
   collateralized by $13,535,000 FHLB at 4.375%
   due 09/17/10 with a value of $13,362,293. (Cost
   - $13,099,000).................................. $ 13,099,000    13,099,000
                                                                 -------------

 TOTAL INVESTMENTS - 100.0% (Cost $784,018,734)                    936,606,555
                                                                 -------------

 Other Assets and Liabilities (net) - 0.0%                             119,499
                                                                 -------------

 TOTAL NET ASSETS - 100.0%                                       $ 936,726,054
                                                                 =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $102,453,112 and the collateral received consisted of cash in the amount of $94,243,201 and securities in the amount of $10,555,754.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $  923,507,555
   Repurchase Agreement                                                      13,099,000
   Cash                                                                              98
   Cash denominated in foreign currencies**                                   1,393,720
   Collateral for securities on loan                                        104,798,955
   Receivable for investments sold                                            9,099,039
   Receivable for Trust shares sold                                             724,956
   Dividends receivable                                                         594,741
   Interest receivable                                                            2,474
                                                                         --------------
     Total assets                                                         1,053,220,538
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   10,552,945
     Trust shares redeemed                                                      352,662
     Distribution and services fees--Class B                                    113,026
     Distribution and services fees--Class E                                        401
     Collateral for securities on loan                                      104,798,955
     Investment advisory fee payable (Note 3)                                   447,420
     Administration fee payable                                                  10,302
     Custodian and accounting fees payable                                      125,225
   Accrued expenses                                                              93,548
                                                                         --------------
     Total liabilities                                                      116,494,484
                                                                         --------------
NET ASSETS                                                               $  936,726,054
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  721,284,786
   Accumulated net realized gain                                             61,860,088
   Unrealized appreciation on investments and foreign currency              152,596,596
   Undistributed net investment income                                          984,584
                                                                         --------------
     Total                                                               $  936,726,054
                                                                         ==============
NET ASSETS
   Class A                                                               $  387,990,964
                                                                         ==============
   Class B                                                                  545,578,530
                                                                         ==============
   Class E                                                                    3,156,560
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   40,869,279
                                                                         ==============
   Class B                                                                   57,928,253
                                                                         ==============
   Class E                                                                      333,034
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $         9.49
                                                                         ==============
   Class B                                                                         9.42
                                                                         ==============
   Class E                                                                         9.48
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $  770,919,734
**Cost of cash denominated in foreign currencies                              1,382,919

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 4,346,232
   Interest (2)                                                               426,351
                                                                          -----------
       Total investment income                                              4,772,583
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,938,231
   Administration fees                                                         37,688
   Custody and accounting fees                                                 40,150
   Distribution fee--Class B                                                  671,048
   Distribution fee--Class E                                                    2,182
   Transfer agent fees                                                         14,567
   Audit                                                                       12,048
   Legal                                                                        7,396
   Trustee fees and expenses                                                    7,252
   Shareholder reporting                                                       47,540
   Insurance                                                                    7,686
   Other                                                                        2,216
                                                                          -----------
   Total expenses                                                           3,788,004
                                                                          -----------
   Net investment income                                                      984,579
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                         67,129,467
       Futures contracts                                                    1,052,145
       Foreign currency                                                      (220,401)
                                                                          -----------
   Net realized gain on investments, futures contracts and foreign
       currency                                                            67,961,211
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         23,869,421
       Foreign currency                                                        (1,332)
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            23,868,089
                                                                          -----------
   Net realized and change in unrealized gain on investments, futures
       contracts and foreign currency                                      91,829,300
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $92,813,879
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $   216,930
(2)Interest income includes securities lending income of:                      53,359

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $      984,579  $      889,964
   Net realized gain on investments, futures contracts and foreign
       currency                                                              67,961,211      66,520,504
   Net change in unrealized appreciation on investments and foreign
       currency                                                              23,868,089      21,838,339
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                      92,813,879      89,248,807
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (795,251)     (2,452,789)
     Class B                                                                         --        (430,203)
     Class E                                                                     (1,393)         (5,722)
   From net realized gains
     Class A                                                                (35,526,271)     (5,591,128)
     Class B                                                                (33,915,743)     (3,832,768)
     Class E                                                                   (192,506)        (13,989)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (70,431,164)    (12,326,599)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                 72,236,016     186,305,855
     Class B                                                                 18,880,532      56,420,742
     Class E                                                                  1,291,397       2,225,834
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 36,321,522       8,043,917
     Class B                                                                 33,915,743       4,262,971
     Class E                                                                    193,899          19,711
   Cost of shares repurchased
     Class A                                                               (234,994,451)   (396,094,179)
     Class B                                                                (55,847,118)    (61,013,326)
     Class E                                                                   (879,780)       (734,339)
                                                                         --------------  --------------
   Net decrease in net assets from capital share transactions              (128,882,240)   (200,562,814)
                                                                         --------------  --------------
TOTAL DECREASE IN NET ASSETS                                               (106,499,525)   (123,640,606)
   Net assets at beginning of period                                      1,043,225,579   1,166,866,185
                                                                         --------------  --------------
   Net assets at end of period                                           $  936,726,054  $1,043,225,579
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $      984,584  $      796,649
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD
ENDED:

                                                                                   CLASS A
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         --------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                       ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 2007  -----------------------------------------------------
                                                    (UNAUDITED)      2006       2005        2004        2003     2002(B)
                                                   -------------- ------     -------     -------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 9.27     $ 8.69     $  8.36     $  8.33     $ 6.47     $  8.57
                                                       ------     ------     -------     -------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.02 (a)   0.02 (a)    0.03 (a)    0.07 (a)   0.01(a)    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments       0.82       0.66        0.39        0.47       1.85       (2.11)
                                                       ------     ------     -------     -------     ------     -------
Total from Investment Operations..................       0.84       0.68        0.42        0.54       1.86       (2.10)
                                                       ------     ------     -------     -------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............      (0.01)     (0.03)      (0.01)      (0.06)        --       (0.00)+
Distributions from Net Realized Capital Gains.....      (0.61)     (0.07)      (0.08)      (0.45)        --          --
                                                       ------     ------     -------     -------     ------     -------
Total Distributions...............................      (0.62)     (0.10)      (0.09)      (0.51)        --       (0.00)+
                                                       ------     ------     -------     -------     ------     -------
NET ASSET VALUE, END OF PERIOD....................     $ 9.49     $ 9.27     $  8.69     $  8.36     $ 8.33     $  6.47
                                                       ======     ======     =======     =======     ======     =======
TOTAL RETURN                                             9.27%      7.81%       4.99%       6.70%     28.75%     (24.47)%
Ratio of Expenses to Average Net Assets**.........       0.61%*     0.65%       0.69%       0.68%      0.72%       0.75 %
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................        N/A        N/A         N/A         N/A       0.72%        N/A
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................       0.61%*     0.65%       0.64%(c)    0.69%(c)   0.75%(c)    0.99 %
Ratio of Net Investment Income to Average Net
  Assets..........................................       0.34%*     0.22%       0.42%       0.90%      0.07%       0.17 %
Portfolio Turnover Rate...........................       30.1%      60.7%       72.4%       65.3%      36.6%       20.6 %
Net Assets, End of Period (in millions)...........     $388.0     $505.6      $664.2      $298.0       $0.2        $0.7


                                                                                     CLASS B
                                                   -----------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                       ENDED                     FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 2007   -------------------------------------------------------
                                                    (UNAUDITED)       2006       2005        2004         2003         2002
                                                   --------------  ------     -------     -------     -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $ 9.20      $ 8.62     $  8.31     $  8.29     $  6.45      $  8.57
                                                       ------      ------     -------     -------     -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................       0.00 +(a)  (0.01)(a)    0.01 (a)    0.06 (a)    0.00 (a)+    0.00 +(a)
Net Realized/Unrealized Gain (Loss) on Investments       0.83        0.67        0.38        0.46        1.84        (2.12)
                                                       ------      ------     -------     -------     -------      -------
Total from Investment Operations..................       0.83        0.66        0.39        0.52        1.84        (2.12)
                                                       ------      ------     -------     -------     -------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............         --       (0.01)         --       (0.05)         --        (0.00)+
Distributions from Net Realized Capital Gains.....      (0.61)      (0.07)      (0.08)      (0.45)         --           --
                                                       ------      ------     -------     -------     -------      -------
Total Distributions...............................      (0.61)      (0.08)      (0.08)      (0.50)         --        (0.00)+
                                                       ------      ------     -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD....................     $ 9.42      $ 9.20     $  8.62     $  8.31     $  8.29      $  6.45
                                                       ======      ======     =======     =======     =======      =======
TOTAL RETURN                                             9.19%       7.62 %      4.71%       6.40%      28.53 %     (24.73)%
Ratio of Expenses to Average Net Assets**.........       0.86%*      0.90 %      0.94%       0.95%       0.99 %       1.00 %
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................        N/A         N/A         N/A         N/A        0.99 %        N/A
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................       0.86%*      0.90 %      0.89%(c)    0.91%(c)    0.98 %(c)    1.22 %
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................       0.06%*     (0.06)%      0.18%       0.67%      (0.03)%      (0.02)%
Portfolio Turnover Rate...........................       30.1%       60.7 %      72.4%       65.3%       36.6 %       20.6 %
Net Assets, End of Period (in millions)...........     $545.6      $535.1      $501.8      $634.6      $551.0       $122.4

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS E
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                               ---------------------------------
                                                                         FOR THE PERIOD   FOR THE YEARS ENDED
                                                                             ENDED            DECEMBER 31,
                                                                         JUNE 30, 2007   -----------------
                                                                          (UNAUDITED)       2006      2005(B)
                                                                         --------------  ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $ 9.25      $ 8.68     $ 7.97
                                                                             ------      ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.01 (a)    0.00+(a)   0.01 (a)
Net Realized/Unrealized Gain on Investments.............................       0.83        0.67       0.79
                                                                             ------      ------     ------
Total from Investment Operations........................................       0.84        0.67       0.80
                                                                             ------      ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.00)+(a)  (0.03)     (0.01)
Distributions from Net Realized Capital Gains...........................      (0.61)      (0.07)     (0.08)
                                                                             ------      ------     ------
Total Distributions.....................................................      (0.61)      (0.10)     (0.09)
                                                                             ------      ------     ------
NET ASSET VALUE, END OF PERIOD..........................................     $ 9.48      $ 9.25     $ 8.68
                                                                             ======      ======     ======
TOTAL RETURN............................................................       9.29%       7.68%     10.01%
Ratio of Expenses to Average Net Assets.................................       0.76%*      0.80%      0.83%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.76%*      0.80%      0.80%(c)*
Ratio of Net Investment Income to Average Net Assets....................       0.17%*      0.03%      0.15%*
Portfolio Turnover Rate.................................................       30.1%       60.7%      72.4%
Net Assets, End of Period (in millions).................................     $  3.2      $  2.5     $  0.9

*  Annualized
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Oppenheimer Capital Appreciation Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                              Expiring
         Portfolio                                   Total   12/31/2010
         ---------                                  -------- ----------

         Oppenheimer Capital Appreciation Portfolio $420,575  $420,575

Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with OppenheimerFunds, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                             Management Fees
                                            earned by Manager
                                           for the period ended
Portfolio                                     June 30, 2007     % per annum     Average Daily Assets
---------                                  -------------------- ----------- ----------------------------

Oppenheimer Capital Appreciation Portfolio      $2,938,231          0.65%   First $150 Million

                                                                   0.625%   $150 Million to $300 Million

                                                                    0.60%   $300 Million to $500 Million

                                                                    0.55%   $500 Million to $700 Million

                                                                   0.525%   $700 Million to $900 Million

                                                                    0.50%   Over $900 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                   Maximum Expense Ratio
                                                   under current Expense
                                                   Limitation Agreement
                                                  ----------------------
       Portfolio                                  Class A Class B Class E
       ---------                                  ------- ------- -------

       Oppenheimer Capital Appreciation Portfolio  0.75%   1.00%   0.90%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

For the period July 1, 2005 through October 31, 2006, if the average monthly net assets of the Oppenheimer Capital Appreciation Portfolio were in excess of $1 billion, a discount to the total fees for the Portfolio for that month of 2.5% was applied. Such fee was accrued daily and paid monthly by the tenth business day following the end of the month in which such fee was accrued. If OppenheimerFunds, Inc. ("Oppenheimer") shall serve for less than the whole of any month, the foregoing compensation was prorated. For the purpose of determining fees payable to Oppenheimer, the value of the Portfolio's net assets was computed at the times and in the manner specified in the Trust's Registration Statement.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2006 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

  Portfolio                                  Affiliate              Commission
  ---------                                  ---------              ----------

  Oppenheimer Capital Appreciation Portfolio Oppenheimer & Co, Inc.    $494

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                 Shares Issued              Net Increase
                                                                    Through                  (Decrease)
                                           Beginning    Shares     Dividend      Shares      in Shares     Ending
                                            Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                          ---------- ---------- ------------- -----------  ------------ ----------

Oppenheimer Capital Appreciation Portfolio

 Class A

 06/30/2007                                54,548,581  7,621,358   3,930,901   (25,231,561) (13,679,302) 40,869,279
 12/31/2006                                76,444,565 21,089,774     888,831   (43,874,589) (21,895,984) 54,548,581

 Class B

 06/30/2007                                58,165,344  2,012,962   3,698,554    (5,948,607)    (237,091) 57,928,253
 12/31/2006                                58,206,388  6,382,277     474,190    (6,897,511)     (41,044) 58,165,344

 Class E

 06/30/2007                                   269,008    136,480      21,007       (93,461)      64,026     333,034
 12/31/2006                                    98,712    250,981       2,180       (82,865)     170,296     269,008

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                     Purchases                        Sales
                                           ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
                                           --------------- -------------- --------------- --------------

Oppenheimer Capital Appreciation Portfolio       $--        $298,614,232        $--        $488,130,828

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                             Federal       Gross         Gross
                                            Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                      Cost     Appreciation (Depreciation)  Appreciation
---------                                  ------------ ------------ -------------- --------------

Oppenheimer Capital Appreciation Portfolio $784,018,734 $162,525,651  $(9,937,830)   $152,587,821

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      Oppenheimer Capital Appreciation Portfolio $102,453,112 $104,798,955

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                              Ordinary Income    Long-Term Capital Gain          Total
                                           --------------------- ---------------------  -----------------------
                                              2006       2005       2006        2005       2006        2005
                                           ---------- ---------- ----------  ---------- ----------- -----------

Oppenheimer Capital Appreciation Portfolio $3,174,051 $5,834,260 $9,152,548  $5,599,872 $12,326,599 $11,434,132

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed     Net
                                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                              Income         Gain      Appreciation   and Deferrals       Total
                                           ------------- ------------- ------------ ------------------ ------------

Oppenheimer Capital Appreciation Portfolio  $10,500,594   $59,930,493  $123,048,040     $(420,575)     $193,058,552

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                PIMCO Inflation
                           Protected Bond Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Most fixed income sectors, including inflation-linked bonds (ILBs), showed modest gains during the first half of 2006. During the second quarter of 2007 Treasury Inflation-Protection Protected Securities (TIPS) gave back some of their gains from earlier in the year as worldwide growth and capital flows drove real yields higher. The Lehman Brothers U.S. TIPS Index, returned a modest 1.73 percent for the first six months of the year. The benchmark 10-year TIPS issue yielded 2.67 percent as of the end of June, 46 basis points higher than at the start of the second quarter. During the first quarter of 2007 economic data pointed toward slower growth, heightening market expectations for Federal Reserve easing. During the second quarter the data, especially employment statistics, gave little indication of economic weakness, causing expectations of Fed easing to unwind and interest rates to move higher. Rates also climbed in Europe and the U.K. as central banks there tightened to forestall inflation. Another critical factor moving rates higher was the market's anticipation of central bank reserve diversification away from government bonds toward riskier assets. China's investment in a major U.S. private equity firm raised investor awareness that there could be less demand for Treasuries at the margin in the future. One consequence of institutional investors seeking to get out ahead of this trend was the return of the term premium to the U.S. yield curve late in the second quarter.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

Below investment grade corporate bonds and locally issued emerging market bonds held up better than their higher quality counterparts during difficult market conditions in the first half of 2007. During the first quarter, an emphasis on shorter maturity nominal bonds added to returns, while exposure to short maturities via Eurodollar futures lost value during the second quarter as expectations of Fed easing dimmed. Mortgage-backed bond returns lagged Treasuries on a like-duration basis for the first six months of the year, detracting from performance. While volatility in the mortgage market remained near historic lows, mortgage yield premiums widened mainly due to reduced demand from banks and other financial institutions. Exposure to short maturity U.K. rates hurt performance as rates rose amid expectations of more rate hikes by the Bank of England. Exposure to emerging market currencies helped performance in the first half, while a position in the yen hurt performance.

MARKET/PORTFOLIO OUTLOOK

Real global growth will continue to advance at an annual rate of around 5 percent over the next several years, led by rapid expansion in developing economies such as China and India. More mature developed economies will likely grow at rates closer to 2 percent amid demographic and other challenges. The U.S. economy will remain weak in 2007 and 2008. The soft domestic housing market should feed into a broader economic slowdown, exacerbated by the sharp increase in gasoline prices that should act as a tax on consumer demand. An anticipated rise in unemployment and tame inflation should prompt Fed easing. Non-dollar assets should outperform dollar-denominated investments since relatively sluggish U.S. growth points to a weaker U.S. dollar and lower asset price appreciation than in the rest of the world.

STRATEGY:

Key strategies will include:

.. REAL AND NOMINAL INTEREST RATE STRATEGIES--PIMCO will likely move total duration toward neutral reflecting the opposing forces of expected cyclical domestic weakness and continued secular global strength. Treasury Inflation Protected Securities (TIPS) duration will likely be maintained near the index with the potential for tactical overweights should inflation risks emerge. PIMCO will likely employ select non-US duration strategies given global relative value opportunities in U.S. dollar-hedged Japanese government bonds, which provide yield enhancement given interest rate differentials and short maturity U.K. nominal exposure, which may benefit as growth potentially slows through 2007.

.. YIELD CURVE--PIMCO will likely maintain a short-to- intermediate nominal focus in anticipation of a steeper yield curve. Over a cyclical time frame this steepening is likely to occur as the Fed cuts short-term rates later this year and early next year to stave off the negative impact of the housing downturn on the U.S. economy. Over a longer time horizon could also steepen as countries diversify currency reserves away from longer maturity Treasury bonds.

.. EMERGING MARKET BONDS--To participate in the rapid growth expected in developing economies, PIMCO will likely take exposure to locally issued emerging market bonds. Local Emerging Market (EM) bonds are poised for continued growth in new issuance, liquidity and investor participation. Their yields, many of which are in the high single digits, are likely to compress as economic fundamentals continue to improve. Yield premiums relative to Treasuries on local EM bonds tend to be more attractive than those on mostly dollar denominated, external emerging market debt, which already reflect the strong growth prospects for these economies.

..  CURRENCY--PIMCO will likely take advantage of expected weakness in the U.S.
   dollar by building currency positions, comprised largely of EM currencies. Local EM bonds, which are typically denominated in home country currencies, can be effective vehicles for taking EM currency exposure.

.. MORTGAGE AND CORPORATE EXPOSURE--While mortgages will remain an important source of high quality yield in portfolios, PIMCO will target reduced allocations and look to add value via security selection. Historically tight credit premiums point toward continued low exposure, as better opportunities to enhance yield exist elsewhere.

This report contains the current opinions of the manager and such opinions are subject to change without notice. This report has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


contained herein has been obtained from sources believed to be reliable, but not guaranteed.

In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

JOHN B. BRYNJOLFSSON Portfolio Manager PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (2.000%, due 01/15/14)   11.56%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (3.875%, due 04/15/29)    8.53%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (2.000%, due 07/15/14)    8.08%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 01/15/25)    6.92%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (0.875%, due 04/15/10)    6.68%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.000%, due 01/15/26)    6.35%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (3.625%, due 04/15/28)    6.11%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 01/15/17)    4.88%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 04/15/11)    4.70%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (3.875%, due 01/15/09)    4.63%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Asset-Backed Securities                                5.3%
Corporate Bonds & Debt securities                     11.4%
Collateralized Mortgage Obligations                    4.5%
Convertible Bonds                                      0.3%
Foreign Bonds & Debt Securities                        1.9%
Options                                                0.1%
Municipals                                             0.2%
U.S. Government & Agency Obligations                  76.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
  PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS
                                 BOND INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                      PIMCO Inflation            Lehman Global Real:
                  Protected Bond Portfolio      U.S. TIPS Bond Index
                  ------------------------     ----------------------
  5/1/2003                 $10,000                 $10,000
12/31/2003                  10,547                  10,568
12/31/2004                  11,541                  11,460
12/31/2005                  11,711                  11,785
12/31/2006                  11,789                  11,833
 6/30/2007                  11,959                  12,037




    ------------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the period ended 6/30/07)
    ------------------------------------------------------------------
                                                            Since
                                       1 Year   3 Year   Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation
--  Protected Bond Portfolio--Class A   2.98%    3.28%      4.38%
    Class B                             2.60%    3.00%      4.10%
    Class E                             2.72%      --       2.59%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                            3.99%    3.80%      4.56%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- --------------


  Class A
  Actual                                      $1,000.00     $1,014.50       $2.65
  Hypothetical (5% return before expenses)     1,000.00      1,022.17        2.66
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,011.80       $3.89
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,012.90       $3.39
  Hypothetical (5% return before expenses)     1,000.00      1,021.42        3.41
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53%, 0.78%, and 0.68% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 0.3%
      Badger Tobacco Asset Securitization
        Corp. 6.375%, due 06/01/32......... $  1,000,000 $      1,089,460
      California County Tob Securitization
        Agency 5.625%, due 06/01/23........      160,000          160,968
      New York City Municipal Water Finance
        Authority
        4.750%, due 06/15/38...............      300,000          298,545
      Tobacco Settlement Financing Corp.
        6.000%, due 06/01/23...............    1,000,000        1,058,110
      Tobacco Settlement Revenue
        Management
        6.375%, due 05/15/28...............      200,000          212,342
                                                         ----------------
      Total Municipals
      (Cost $2,504,728)                                         2,819,425
                                                         ----------------

      DOMESTIC BONDS & DEBT SECURITIES - 31.7%
      ASSET-BACKED SECURITIES - 7.9%
      Aames Mortgage Investment Trust
        5.380%, due 04/25/36+..............       70,788           70,838
      Accredited Mortgage Loan Trust
        5.480%, due 09/25/35+..............      288,222          288,434
      Ace Securities Corp.
       5.430%, due 10/25/35+...............      406,303          406,581
       5.370%, due 07/25/36-12/25/36+......      832,675          833,279
      Alternative Loan Trust
        5.390%, due 07/25/46+..............      325,974          326,165
      American Home Mortgage Investment
        Trust 5.470%, due 09/25/35+........      111,157          111,230
      Argent Securities, Inc.
       5.400%, due 03/25/36+...............      370,183          370,183
       5.390%, due 04/25/36+...............      365,065          365,008
       5.370%, due 10/25/36+...............      957,362          956,913
      Arkle Master Issuer Plc
        5.300%, due 11/19/07 (144A)+(a)....    1,300,000        1,300,416
      Asset Backed Funding Certificates
       5.670%, due 06/25/34+...............    1,181,237        1,184,587
       5.380%, due 11/25/36+...............      142,316          142,160
      Asset Backed Securities Corp.
        Home Equity
        5.370%, due 11/25/36-12/25/36+.....    3,040,030        3,040,107
      Bank One Issuance Trust
        5.430%, due 12/15/10+..............      700,000          701,153
      Bear Stearns Asset Backed
        Securities, Inc.
       5.650%, due 10/25/32-01/25/36+......      198,975          199,328
       5.520%, due 09/25/34+...............      378,518          378,916
       5.400%, due 12/25/35+...............      117,983          117,983
       5.410%, due 04/25/36+...............      267,505          267,682
       5.370%, due 11/25/36+...............      154,004          154,004

      ----------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Carrington Mortgage Loan Trust
        5.640%, due 10/25/35+.............. $  2,097,043 $      2,103,207
      Centex Home Equity Loan Trust
        5.370%, due 06/25/36+..............    1,123,145        1,123,876
      Chase Credit Card Master Trust
       5.440%, due 02/15/10+...............      300,000          300,094
       5.430%, due 10/15/10-02/15/11+......    1,700,000        1,702,806
      Chase Issuance Trust
        5.330%, due 12/15/10+..............      400,000          400,343
      Citibank Credit Card Issuance Trust
        5.456%, due 01/15/10+..............      500,000          500,656
      Citigroup Mortgage Loan Trust, Inc.
       4.900%, due 12/25/35+...............      218,749          218,355
       5.400%, due 12/25/35+...............      527,060          527,060
       5.370%, due 11/25/36+...............      373,322          373,590
       5.390%, due 07/25/36-09/25/36+......      559,877          560,275
      Countrywide Asset-Backed Certificates
       5.450%, due 07/25/36+...............      215,858          215,858
       5.370%, due 01/25/37-05/25/37+......    2,306,118        2,307,234
       5.400%, due 06/25/37+...............    3,003,861        3,003,393
       5.350%, due 01/25/46+...............    1,188,386        1,187,829
       5.380%, due 09/25/46+...............      425,273          425,140
       5.430%, due 10/25/46+...............    1,031,183        1,031,183
      Equity One ABS, Inc.
        5.620%, due 04/25/34+..............      121,664          122,087
      Fremont Home Loan Trust
       5.490%, due 01/25/36+...............      193,868          194,027
       5.370%, due 10/25/36+...............      138,598          138,617
       5.380%, due 01/25/37+...............      579,412          579,231
      GSAMP Mortgage Securities Corp.
        5.430%, due 11/25/35+..............      180,864          180,984
      GSAMP Trust
       5.610%, due 03/25/34+...............      289,893          290,342
       5.390%, due 10/25/36+...............      110,182          110,182
       5.360%, due 10/25/46+...............      216,542          216,664
       5.420%, due 01/25/47+...............    1,171,081        1,170,899
      Home Equity Asset Trust
       5.430%, due 02/25/36+...............      158,321          158,442
       5.400%, due 05/25/36
         (144A)+(a)........................      412,564          412,435
      Honda Auto Receivables Owner Trust
        5.342%, due 11/15/07...............      189,535          189,535
      HSI Asset Securitization Corp. Trust
        5.370%, due 10/25/36+..............      238,353          238,204
      Hyundai Auto Receivables Trust
        5.348%, due 11/15/07...............       31,659           31,686
      Impac Secured Assets Corp.
        5.400%, due 01/25/37+..............      353,588          353,586

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ------------------------------------------------------------------------
     SECURITY                                    PAR              VALUE
     DESCRIPTION                                AMOUNT           (NOTE 2)
     ------------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Indymac Residential Asset Backed Trust
      5.420%, due 03/25/36+................. $    234,067    $        234,231
      5.370%, due 11/25/36+.................      378,875             378,757
     JPMorgan Mortgage Acquisition Corp.
      5.530%, due 06/25/35+.................       22,565              22,594
      5.370%, due 07/25/36-08/25/36+........    1,274,246           1,275,076
      5.360%, due 08/25/36+.................      176,702             176,820
      5.390%, due 11/25/36+.................      259,717             259,938
      5.380%, due 04/01/37+.................    2,699,567           2,698,301
     Long Beach Mortgage Loan Trust
      5.500%, due 08/25/35+.................      210,247             210,439
      5.400%, due 02/25/36+.................      148,778             148,778
      5.390%, due 03/25/36+.................       84,299              84,358
      5.350%, due 06/25/36+.................       68,317              68,367
      5.360%, due 11/25/36+.................      154,403             154,506
      5.380%, due 05/25/46+.................       98,888              98,959
     Master Asset Backed Securities Trust
       5.380%, due 10/25/36+................       34,487              34,487
     MBNA Credit Card Master Note Trust
       5.420%, due 12/15/11+................      100,000             100,258
     Merrill Lynch Floating Trust
       5.390%, due 06/15/22
       (144A)+(a)...........................      266,771             266,938
     Merrill Lynch Mortgage Investors Trust
      5.400%, due 01/25/37+.................       90,788              90,788
      5.370%, due 05/25/37+.................      670,247             670,038
      5.350%, due 06/25/37+.................      320,688             320,900
      5.380%, due 10/25/37+.................      663,880             664,331
     Merrill Lynch Mortgage Investors, Inc.
       5.390%, due 08/25/36+................    3,252,847           3,252,847
     Morgan Stanley ABS Capital I
      5.350%, due 06/25/36+.................       39,046              39,059
      5.360%, due 06/25/36-10/25/36+........    3,299,980           3,298,318
      5.370%, due 09/25/36-11/25/36+........    3,938,203           3,940,531
     Morgan Stanley IXIS Real Estate Capital
       Trust 5.370%, due 11/25/36+..........      144,914             144,800
     Nelnet Student Loan Trust
      5.325%, due 10/27/14+.................       91,371              91,371
      5.445%, due 07/25/16-10/25/16+........      731,958             732,862
     Newcastle Mortgage Securities Trust
       5.390%, due 03/25/36+................      227,417             227,498
     Nissan Auto Lease Trust
       5.347%, due 12/14/07.................       12,034              12,034
     Nomura Asset Acceptance Corp.
       5.460%, due 01/25/36
       (144A)+(a)...........................      289,461             289,664
     Nomura Home Equity Loan, Inc.
       5.400%, due 02/25/36+................       64,636              64,666

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      OAO Rosneft Bridge Term
        0.508%, due 09/16/07
        (144A)(b)(d)........................ $  2,000,000 $      2,002,808
      Option One Mortgage Loan Trust
       5.420%, due 11/25/35+................      131,842          131,933
       5.370%, due 07/25/36-01/25/37+.......    3,285,863        3,287,911
       5.360%, due 02/25/37+................       70,999           70,988
      Park Place Securities, Inc.
        5.580%, due 09/25/35+...............       51,540           51,654
      Phoenix Quake Wind, Ltd.
        7.810%, due 07/03/08 (144A)+(b).....    1,500,000        1,505,385
      Residential Asset Mortgage
        Products, Inc.
       5.400%, due 01/25/36+................       54,973           54,973
       5.390%, due 11/25/36+................      232,062          232,206
      Residential Asset Securities Corp.
       5.390%, due 04/25/36-11/25/36+.......    1,992,895        1,994,138
       5.360%, due 06/25/36+................    2,187,992        2,188,777
      Securitized Asset Backed Receivables
        LLC Trust
       5.390%, due 10/25/35+................       98,767           98,751
       5.370%, due 09/25/36+................      205,576          205,692
      SLM Student Loan Trust
       5.335%, due 04/25/12-04/25/14+.......    6,420,471        6,420,471
       5.325%, due 10/25/12-07/25/13+.......    1,196,571        1,196,571
      Small Business Administration
        4.504%, due 02/01/14................    1,907,742        1,822,801
      Soundview Home Equity Loan Trust
       5.550%, due 06/25/35+................       71,899           71,955
       5.370%, due 10/25/36+................      831,433          831,433
       5.420%, due 10/25/36+................      265,090          265,090
       5.380%, due 11/25/36 (144A)+(a)......      461,846          461,846
       5.400%, due 01/25/37+................    1,371,220        1,372,073
      Soundview Home Loan Trust
       5.390%, due 03/25/36+................       37,089           37,089
       4.910%, due 04/25/36+................        5,665            5,665
       5.350%, due 07/25/36+................      522,135          522,135
      Specialty Underwriting & Residential
        Finance
       5.350%, due 06/25/37+................      113,904          113,921
       5.365%, due 11/25/37+................       69,650           69,628
      Structured Asset Investment Loan Trust
        5.370%, due 07/25/36+...............      112,972          112,912
      Structured Asset Securities Corp.
       4.900%, due 04/25/35+................    1,301,554        1,297,567
       5.329%, due 10/25/35 (144A)+(a)......      663,186          662,534
       5.400%, due 11/25/35+................      195,399          195,548
       5.450%, due 12/25/35 (144A)+(a)......      633,933          634,378
       5.370%, due 05/25/36-10/25/36+.......    1,164,331        1,165,207

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       ASSET-BACKED SECURITIES - CONTINUED
       Triad Auto Receivables Owner Trust
         5.341%, due 11/13/07.............. $          0 $              0
       Truman Capital Mortgage Loan Trust
         5.660%, due 01/25/34 (144A)+(a)...       33,258           33,378
       USAA Auto Owner Trust
        5.337%, due 07/11/08...............    4,700,000        4,700,733
        5.030%, due 11/17/08...............       72,540           72,528
       Wachovia Auto Owner Trust
         4.820%, due 02/20/09..............      601,576          601,483
       Washington Mutual, Inc.
        5.610%, due 08/25/45+..............       89,354           89,455
        5.799%, due 07/25/46+..............    1,930,563        1,939,464
                                                         ----------------
                                                               88,156,382
                                                         ----------------
       AUTOMOBILES - 0.3%
       DaimlerChrysler NA Holding Corp.
         5.710%, due 03/13/09+.............    2,900,000        2,904,635
                                                         ----------------
       AUTOMOTIVE LOANS - 0.5%
       Ford Motor Credit Co.
        7.250%, due 10/25/11...............    5,800,000        5,587,152
        7.800%, due 06/01/12...............      400,000          390,600
                                                         ----------------
                                                                5,977,752
                                                         ----------------
       BANKS - 4.7%
       Abbey National Treasury Services Plc
         5.270%, due 07/02/08+.............    1,500,000        1,500,642
       American Express Centurion Bank
         5.320%, due 05/07/08+.............      500,000          500,043
       Bank of America Corp.
         5.366%, due 11/06/09+.............      900,000          900,048
       Bank of America NA
         5.355%, due 07/25/08+.............    2,800,000        2,801,621
       Bank of Ireland
        5.370%, due 12/19/08+..............   12,400,000       12,415,798
        5.410%, due 12/18/09+..............    1,100,000        1,102,168
       Charter One Bank NA
         5.405%, due 04/24/09+.............    8,000,000        8,010,912
       Commonwealth Bank of Australia
         5.360%, due 06/08/09 (144A)+(a)...      400,000          400,358
       DnB NORBank ASA
         5.425%, due 10/13/09 (144A)+(a)...    1,200,000        1,200,659
       Export-Import Bank of Korea
         5.580%, due 10/04/11 (144A)+(a)...    1,600,000        1,601,787
       HBOS Treasury Services Plc
         5.460%, due 10/01/07..............    2,000,000        2,000,446
       Royal Bank of Scotland Plc
         5.405%, due 07/21/08 (144A)+(a)...      400,000          400,366
       Santander US Debt SA Unipersonal
        5.370%, due 09/21/07
          (144A)+(a).......................      400,000          400,068

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     BANKS - CONTINUED
      5.420%, due 09/19/08
        (144A)+(a)........................... $    500,000 $        500,512
     Skandinaviska Enskilda Banken AB/
       New York 5.350%, due 02/13/09+........    6,600,000        6,605,128
     Unicredit Luxembourg Finance SA
       5.405%, due 10/24/08 (144A)+(a).......    1,700,000        1,701,010
     Wachovia Bank National Association
      5.360%, due 02/23/09+..................    6,700,000        6,703,598
      5.430%, due 12/02/10+..................    2,300,000        2,301,529
     World Savings Bank FSB
      5.410%, due 06/20/08+..................      300,000          300,266
      5.485%, due 03/02/09+..................      300,000          300,907
      5.396%, due 05/08/09+..................      400,000          400,213
                                                           ----------------
                                                                 52,048,079
                                                           ----------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 6.7%
     Banc of America Funding Corp.
       4.614%, due 02/20/36+.................    2,988,267        2,959,196
     Banc of America Mortgage Securities
       6.500%, due 09/25/33..................      236,766          236,951
     Bear Stearns ALT-A Trust
       5.480%, due 02/25/34+.................      774,558          774,976
     Bear Stearns Commercial Mortgage
       Securities 6.440%, due 06/16/30.......      700,000          704,014
     Bear Stearns Mortgage Funding Trust
       5.390%, due 02/25/37+.................    4,883,534        4,881,299
     Citigroup Commercial Mortgage Trust
       5.390%, due 08/15/21 (144A)+(a).......      411,494          411,995
     Citigroup Mortgage Loan Trust, Inc.
       4.700%, due 12/25/35+.................    3,821,744        3,745,004
     Commercial Mortgage Pass Through
       Certificates 6.455%, due 05/15/32.....      656,220          660,816
     Countrywide Alternative Loan Trust
      5.600%, due 12/25/35+..................      104,825          104,988
      5.400%, due 09/20/46+..................      667,511          658,163
      5.500%, due 02/20/47-05/25/47+.........    1,898,752        1,898,176
     Countrywide Home Loans
      3.786%, due 11/19/33+..................      249,982          240,599
      5.610%, due 04/25/35+..................    2,551,047        2,558,833
      5.660%, due 06/25/35 (144A)+(a)........      624,948          623,906
     Credit Suisse First Boston Mortgage
       Securities Corp.
       4.938%, due 12/15/40..................      855,876          848,739
     Deutsche Alt-A Securities, Inc. Mortgage
       Loan Trust 5.420%, due 10/25/36+......    1,017,646        1,018,620
     First Franklin Mortgage Loan Asset
       Backed Certificates
      5.410%, due 01/25/36+..................      943,060          943,823

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------------
     SECURITY                                     PAR              VALUE
     DESCRIPTION                                 AMOUNT           (NOTE 2)
     ----------------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      5.370%, due 11/25/36-12/25/36+......... $  2,414,292    $      2,416,171
      5.360%, due 01/25/38+..................    1,562,083           1,563,175
     First Horizon Pass Trust Mortgage
       4.732%, due 06/25/34+.................      834,570             824,301
     GE Capital Commercial Mortgage Corp.
       4.229%, due 12/10/37..................    5,798,051           5,669,661
     Greenpoint Mortgage Funding Trust
      5.540%, due 06/25/45+..................    1,287,436           1,288,539
      5.590%, due 11/25/45+..................      599,568             600,738
      5.400%, due 10/25/46+..................      694,874             695,479
     GS Mortgage Security Corp.
       4.538%, due 09/25/35+.................    2,011,398           1,982,612
     Harborview Mortgage Loan Trust
      5.540%, due 05/19/35+..................      285,176             285,604
      5.410%, due 01/19/38+..................      407,918             408,480
     Indymac Index Mortgage Loan Trust
       5.410%, due 11/25/46+.................    1,009,799           1,013,276
     JPMorgan Mortgage Trust
       5.008%, due 07/25/35+.................    1,415,640           1,394,482
     Lehman XS Trust
      5.400%, due 04/25/46-11/25/46+.........    3,068,355           3,068,408
      5.390%, due 05/25/46+..................      511,498             511,338
     Master Adjustable Rate Mortgages Trust
       3.786%, due 11/21/34+.................      600,000             588,210
     Mellon Residential Funding Corp.
      5.760%, due 12/15/30+..................      229,232             230,255
      5.670%, due 11/15/31+..................    1,094,169           1,096,029
     Merrill Lynch Mortgage Investors Trust
       5.390%, due 07/25/37+.................      704,303             703,643
     Mystic Re, Ltd.
       14.360%, due 12/05/08
       (144A)+(b)............................      700,000             693,035
     Residential Accredit Loans, Inc.
      5.620%, due 08/25/35+..................      420,619             421,401
      6.389%, due 09/25/45+..................      435,356             438,711
     Securitized Asset Sales, Inc.
       7.542%, due 11/26/23..................       11,566              11,536
     Sequoia Mortgage Trust
       5.670%, due 10/19/26+.................      466,938             467,281
     Small Business Administration
       Participation Certificates
       4.880%, due 11/01/24..................    4,371,654           4,182,292
     Structured Adjustable Rate Mortgage
       Loan Trust
      4.580%, due 02/25/34...................      642,158             642,423
      6.429%, due 01/25/35+..................      362,000             363,880
     Structured Asset Mortgage Investments II
       5.510%, due 06/25/36+.................      342,899             342,839

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Structured Asset Mortgage Investments,
        Inc. 5.390%, due 08/25/36+.......... $    784,265 $        783,908
      TBW Mortgage Backed Pass Through
        Certificates
       5.420%, due 09/25/36+................      138,369          138,494
       5.430%, due 01/25/37+................    1,132,521        1,133,794
      Thornburg Mortgage Securities Trust
       5.430%, due 04/25/36+................       90,285           90,517
       5.440%, due 08/25/36+................    2,225,047        2,222,056
      Wachovia Bank Commercial
        Mortgage Trust
       5.400%, due 06/15/20 (144A)+(a)......    5,500,000        5,501,720
       5.410%, due 09/15/21 (144A)+(a)......    3,201,525        3,186,078
      Washington Mutual
       6.229%, due 11/25/42+................      128,247          128,367
       5.610%, due 10/25/45+................    3,359,769        3,367,669
       5.580%, due 11/25/45+................      496,037          497,968
       6.029%, due 02/25/46+................      527,277          528,288
       6.529%, due 11/25/46+................      379,874          381,438
       5.839%, due 12/25/46+................      252,403          252,588
      Wells Fargo Mortgage Backed
        Securities Trust
       3.539%, due 09/25/34+................      530,848          517,358
       4.110%, due 06/25/35+................      788,368          784,518
                                                          ----------------
                                                                74,688,658
                                                          ----------------
      ELECTRIC - 0.1%
      Nisource Finance Corp.
        5.930%, due 11/23/09+...............      800,000          801,687
                                                          ----------------
      FINANCIAL - DIVERSIFIED - 7.3%
      American Express Credit Corp.
        5.380%, due 03/02/09+...............    1,800,000        1,802,504
      Atlas Reinsurance Plc
        8.172%, due 01/10/10
        (144A)(b)(e)........................   11,500,000       15,774,739
      C10 Capital SPV, Ltd.
        6.722%, due 12/01/49 (144A)(a)......      600,000          590,534
      Calabash Re II, Ltd.
       13.760%, due 01/08/10 (144A)+(b).....      400,000          403,480
      Citigroup Funding, Inc.
        5.320%, due 04/23/09+...............    7,000,000        7,003,262
      Citigroup, Inc.
       5.405%, due 05/02/08+................      900,000          900,880
       5.400%, due 12/26/08+................    1,300,000        1,301,099
       5.395%, due 01/30/09+................      900,000          900,570
       5.390%, due 12/28/09+................    6,300,000        6,305,065
      East Lane Re Ltd.
        12.355%, due 05/06/11 (144A)+(b)....      400,000          401,915
      General Electric Capital Corp.
        5.400%, due 03/04/08-12/12/08+......    4,100,000        4,104,040

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - CONTINUED
       5.355%, due 10/24/08+................. $    800,000 $        800,576
       5.385%, due 10/26/09+.................    1,000,000        1,000,741
     Goldman Sachs Group, Inc.
       5.450%, due 12/22/08+.................    3,800,000        3,805,107
       5.400%, due 12/23/08+.................    6,200,000        6,202,257
       5.660%, due 06/28/10+.................    4,400,000        4,428,297
     HSBC Finance Corp.
       5.360%, due 05/21/08+.................    1,400,000        1,400,967
       5.415%, due 10/21/09+.................    2,100,000        2,101,321
     JPMorgan Chase & Co. 5.370%, due
       06/26/09+.............................      700,000          700,858
     Lehman Brothers Holdings, Inc.
       5.370%, due 11/24/08+.................      300,000          300,129
       5.410%, due 12/23/08+.................    6,300,000        6,306,716
     Longpoint Re Ltd. 10.609%, due 05/08/10
       (144A)+(b)............................    1,400,000        1,400,070
     Merrill Lynch & Co., Inc.
       5.395%, due 10/23/08+.................    2,500,000        2,503,680
       5.390%, due 12/22/08+.................    4,100,000        4,100,910
     Morgan Stanley
       5.360%, due 11/21/08+.................    1,100,000        1,100,100
       5.595%, due 01/22/09..................      300,000          300,216
       5.467%, due 02/09/09+.................    2,100,000        2,103,486
     Rabobank Nederland 5.376%, due 01/15/09
       (144A)+(a)............................      800,000          800,546
     Redwood Capital IX, Ltd.
       11.600%, due 01/09/08 (144A)+(b)......    1,400,000        1,412,460
       13.100%, due 01/09/08 (144A)+(b)......      500,000          505,100
     Vita Capital III, Ltd. 6.480%, due
       01/01/12 (144A) +(b)..................      800,000          801,280
     Vita Capital Ltd. 6.260%, due 01/01/10
       (144A)+(b)............................      400,000          399,580
                                                           ----------------
                                                                 81,962,485
                                                           ----------------
     HEALTH CARE PROVIDERS & SERVICES - 0.6%
     HCA, Inc. 1.000%, due 11/14/13 (144A)(a)    6,244,039        6,283,551
                                                           ----------------
     HOTELS, RESTAURANTS & LEISURE - 0.0%
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09..........................      400,000          406,147
                                                           ----------------
     INSURANCE - 0.9%
     American International Group,
       Inc. 5.360%, due 06/23/08 (144A)+(a)..    6,200,000        6,202,610
     Foundation Re II, Ltd. 12.110%, due
       11/26/10 (144A)+(b)...................    1,000,000        1,004,150
     Residential Reinsurance 2007
       Ltd. 12.610%, due 06/07/10 (144A)+(b).    1,600,000        1,602,560
     Shackleton Re, Ltd. 13.355%, due
       02/07/08 (144A)+(b)...................    1,000,000        1,014,800
                                                           ----------------
                                                                  9,824,120
                                                           ----------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------
      MEDIA - 0.5%
      EchoStar DBS Corp.
        7.000%, due 10/01/13................ $  6,200,000 $      6,138,000
                                                          ----------------
      RETAIL - MULTILINE - 0.3%
      Wal-Mart Stores, Inc.
        5.260%, due 06/16/08+...............    3,600,000        3,599,521
                                                          ----------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.7%
      America Movil S.A. de C.V.
        5.460%, due 06/27/08 (144A)+(a).....    6,200,000        6,200,992
      AT&T, Inc.
        5.456%, due 02/05/10+...............   12,300,000       12,321,648
                                                          ----------------
                                                                18,522,640
                                                          ----------------
      UTILITIES - 0.2%
      TXU Electric Delivery Co.
        5.735%, due 09/16/08 (144A)+(a).....    2,000,000        2,001,236
                                                          ----------------
      Total Domestic Bonds & Debt Securities
      (Cost $352,859,610)                                      353,314,893
                                                          ----------------

      FOREIGN BONDS & DEBT SECURITIES - 2.8%
      CANADA - 0.1%
      Government of Canada
        3.000%, due 12/01/36................      650,046          733,200
                                                          ----------------
      CAYMAN ISLANDS - 0.1%
      Atlantic & Western, Ltd.
        11.610%, due 01/09/09
        (144A)+(b)..........................    1,200,000        1,211,076
                                                          ----------------
      FRANCE - 1.0%
      Government of France
        3.000%, due 07/25/12(e).............    7,831,390       10,884,202
                                                          ----------------
      GERMANY - 0.9%
      Bundesobligation
        4.500%, due 08/17/07(e).............    8,000,000       10,818,850
                                                          ----------------
      ITALY - 0.1%
      Unicredito Italiano S.p.A.
        5.358%, due 05/06/08................    1,400,000        1,399,654
                                                          ----------------
      UNITED KINGDOM - 0.6%
      United Kingdom Gilt Inflation Linked
        2.500%, due 05/20/09(f).............    1,300,000        6,706,543
                                                          ----------------
      Total Foreign Bonds & Debt Securities
      (Cost $31,907,094)                                        31,753,525
                                                          ----------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 115.0%
      Federal Home Loan Mortgage Corp.
       5.500%, due 05/15/16.................    9,267,658        9,267,308
       4.500%, due 05/15/17.................      480,379          469,035
       5.470%, due 07/15/19-10/15/20........   14,200,000       14,198,363
       5.000%, due 02/15/20-01/15/33........   27,777,332       27,690,808
       4.000%, due 03/15/23-10/15/23........      899,784          888,437
       5.670%, due 12/15/30+................      436,091          437,353
       5.580%, due 08/25/31+................      176,383          177,249

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     -------------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     -------------------------------------------------------------------------

     U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       4.548%, due 01/01/34+................. $    619,148 $        612,185
       6.227%, due 10/25/44-02/25/45+........   15,214,274       15,312,558
     Federal National Mortgage Assoc.
       5.500%, due 06/01/34-07/01/37.........   58,734,516       56,723,902
       5.470%, due 08/25/34+.................      586,555          586,953
       4.187%, due 11/01/34+.................    5,851,049        5,877,041
       4.674%, due 01/01/35+.................      566,747          558,531
       4.673%, due 05/25/35+.................    2,700,000        2,665,340
       6.000%, due 05/01/36-04/01/37.........   16,520,051       16,353,965
       5.380%, due 12/25/36+.................      571,904          570,370
       5.670%, due 05/25/42+.................      273,200          273,878
       5.950%, due 02/25/44..................      983,093          980,895
       6.227%, due 03/01/44-09/01/44+........    6,812,114        6,896,225
       5.500%, due TBA(c)....................   21,200,000       20,448,057
       6.000%, due TBA(c)....................    4,000,000        3,956,876
     U.S. Treasury Bond
       6.000%, due 02/15/26..................    1,700,000        1,856,189
       6.625%, due 02/15/27..................    1,500,000        1,757,578
     U.S. Treasury Inflation Index Bond
       2.375%, due 04/15/11-01/15/27.........  236,395,204      229,603,070
       2.000%, due 04/15/12-01/15/26.........  130,256,016      121,397,416
       3.625%, due 04/15/28..................   58,815,902       68,157,573
       3.875%, due 04/15/29..................   78,776,731       95,135,271
       3.375%, due 04/15/32..................    2,808,408        3,233,182
     U.S. Treasury Inflation Index Note
       3.625%, due 01/15/08..................    1,413,951        1,415,277
       3.875%, due 01/15/09..................   50,776,224       51,601,388
       4.250%, due 01/15/10..................   32,400,112       33,637,926
       0.875%, due 04/15/10..................   78,485,772       74,561,562
       3.500%, due 01/15/11..................   41,164,020       42,363,581
       3.375%, due 01/15/12..................      818,818          845,430
       3.000%, due 07/15/12..................   45,630,400       46,528,771
       1.875%, due 07/15/13..................   25,331,936       24,306,803
       2.000%, due 01/15/14-01/15/16.........  275,602,305      264,291,205
       1.625%, due 01/15/15..................   18,056,982       16,790,176
       2.500%, due 07/15/16..................   10,593,447       10,478,413
     U.S. Treasury Note
       4.500%, due 02/28/11..................    1,200,000        1,184,063
       4.875%, due 04/30/11..................    9,200,000        9,189,227
                                                           ----------------
     Total U. S. Government & Agency Obligations (Cost
     $1,277,615,068)                                          1,283,279,430
                                                           ----------------

     CONVERTIBLE BONDS - 0.5%
     OIL & GAS EXPLORATION & PRODUCTION - 0.5%
     Chesapeake Energy Corp. 2.500%, due
       05/15/37 (Cost - $5,195,653)..........    5,100,000        5,215,566
                                                           ----------------

     -------------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     -------------------------------------------------------------------------

     OPTIONS - 0.1%
     Eurodollar Calls, Expire 06/26/08....... $  5,100,000 $        129,294
     Eurodollar Puts, Expire 06/26/08........    5,100,000          187,329
     Japanese Yen Calls, Expire 06/23/08.....   21,800,000          592,524
     Japanese Yen Puts, Expire 06/23/08......   21,800,000          629,039
     Swiss Franc Calls, Expire 09/26/07......   12,400,000           20,733
     Swiss Franc Calls, Expire 09/26/2007....    7,000,000           18,305
                                                           ----------------
     Total Options (Cost $1,609,761)                              1,577,224
                                                           ----------------

     SHORT-TERM INVESTMENTS - 50.7%
     COMMERCIAL PAPER - 49.4%
     Australia and New Zealand Banking Group
       5.245%, due 09/19/07(a)...............   30,100,000       29,749,168
     BankAmerica Corp.
       5.200%, due 07/18/07-07/24/07.........    5,900,000        5,881,093
       5.205%, due 09/04/07..................   35,600,000       35,265,434
     BNP Paribas Finance, Inc. 1.000%, due
       07/03/08..............................    5,000,000        4,998,027
     Danske Corp. 5.210%, due 08/20/07
       (144A)(a).............................   63,400,000       62,941,231
     Dexia Delaware LLC
       5.240%, due 09/17/07..................   32,800,000       32,427,611
       1.000%, due 09/29/08..................    4,800,000        4,797,672
     DNB NORBank ASA 5.175%, due 07/11/07....   12,600,000       12,581,888
     Fortis Bank
       5.625%, due 04/28/08..................    2,700,000        2,699,014
       1.000%, due 06/30/08-09/30/08.........    6,200,000        6,197,059
     Fortis Funding 5.255%, due 07/18/07
       (144A)(a).............................   23,900,000       23,840,691
     General Electric Capital Corp. 5.200%,
       due 07/30/07..........................   12,600,000       12,547,220
     HBOS Treasury Services Plc 5.225%, due
       08/02/07..............................    5,800,000        5,773,062
     Natixis 5.380%, due 07/02/07 (144A)(a)..   22,600,000       22,596,623
     Nordea Bk Finland Plc
       1.000%, due 03/31/08-04/09/09.........    7,300,000        7,298,532
       0.010%, due 05/28/08..................    6,300,000        6,298,476
       5.298%, due 12/01/08..................    5,500,000        5,497,794
     Os Treasury Services Plc 5.230%, due
       08/02/07..............................      100,000           99,535
     Royal Bank of Scotland Plc 5.265%, due
       03/26/08..............................    6,900,000        6,898,495
     San Paolo IMI US Financial Co. 5.225%,
       due 08/01/07..........................   43,600,000       43,403,830
     Skandinaviska Enskilda Banken AB
       1.000%, due 07/06/07..................      900,000          899,995
       5.275%, due 07/06/07..................      100,000          100,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL PAPER - CONTINUED
       5.230%, due 07/12/07 (144A)(a)....... $ 33,900,000 $     33,845,826
       5.203%, due 08/21/07 (144A)(a).......      700,000          694,840
       5.272%, due 10/03/07.................      600,000          599,954
       5.303%, due 02/04/08.................      100,000           99,994
      Societe Generale North America
       5.245%, due 09/19/07.................   19,800,000       19,569,220
       5.250%, due 10/01/07.................      600,000          591,950
       5.260%, due 03/26/08.................    6,900,000        6,898,495
       0.010%, due 06/30/08.................    6,200,000        6,214,573
      Swedbank
        5.225%, due 08/03/07................      600,000          597,126
      Swedish National Housing Finance Corp.
        5.255%, due 09/13/07 (144A)(a)......   15,700,000       15,530,409
      Total Fina Elf Capital
        5.340%, due 07/02/07 (144A)(a)......   30,500,000       30,495,476
      UBS Finance (Delaware) LLC
       5.145%, due 08/01/07.................      800,000          796,456
       5.230%, due 08/01/07-10/15/07........    9,400,000        9,327,130
       5.235%, due 09/04/07-09/06/07........   23,000,000       22,782,543
      Unicredito Italiano
        5.360%, due 05/29/08+...............    4,000,000        4,002,020
      Westpac Banking Corp.
        5.195%, due 08/02/07(a).............   66,800,000       66,491,532
                                                          ----------------
                                                               551,329,994
                                                          ----------------
      REPURCHASE AGREEMENT - 0.3%
      State Street Bank & Trust Co.,
        Repurchase Agreement,
        dated 06/29/07 at 2.550% to be
        repurchased at $3,455,734
        on 07/02/07 collateralized by
        $3,445,000 FNMA at
        5.750% due 02/15/08 with a value of
        $3,525,730..........................    3,455,000        3,455,000
                                                          ----------------

          ---------------------------------------------------------------
          SECURITY                           PAR             VALUE
          DESCRIPTION                       AMOUNT          (NOTE 2)
          ---------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 1.0%
          Federal Home Loan Bank
            Discount Notes
            2.600%, due 07/02/07(d)..... $  7,000,000   $      6,998,989
                                                        ----------------
          United States Treasury Bill
           4.359%, due 08/30/07(d)......       60,000             59,533
           4.672%, due 08/30/07(d)......      200,000            198,417
           4.588%, due 09/13/07(d)......    2,555,000          2,530,578
           4.593%, due 09/13/07(d)......      750,000            742,823
                                                        ----------------
                                                              10,530,340
                                                        ----------------
          Total Short-Term Investments
            (Cost $565,311,582)                              565,315,334
                                                        ----------------

          TOTAL INVESTMENTS - 201.1%
          (Cost $2,237,003,496)                            2,243,275,397

          Other Assets and Liabilities (net) - (101.1)%   (1,127,697,914)
                                                        ----------------

          TOTAL NET ASSETS - 100.0%                     $  1,115,577,483
                                                        ================

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2007.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $328,255,313 of net assets

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $30,132,438 of net assets.

(c) This security is traded on a "to-be-announced" basis.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

(e) Par shown in Euro. Value is in USD.

(f) Par shown in Pound Sterling. Value is in USD.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


                                                      STRIKE      NUMBER OF
CALL OPTIONS                           EXPIRATION     PRICE       CONTRACTS      VALUE
------------------------------------------------------------------------------------------
U. S. Treasury Note Futures            08/24/2007   $    106.00          (70) $   (42,656)
U. S. Treasury Note Futures            08/24/2007        107.00          (32)      (8,500)
U. S. Treasury Note Futures            08/24/2007        109.00         (128)      (6,000)
U. S. Treasury Bond Futures            08/24/2007        109.00         (116)     (76,126)
                                                                              -----------
(Written Option Premium $78,032)                                              $  (133,282)
                                                                              ===========

                                                      STRIKE
PUT OPTIONS                            EXPIRATION     PRICE       CONTRACTS      VALUE
------------------------------------------------------------------------------------------
U. S. Treasury Note Futures            08/24/2007   $    103.00         (102) $   (11,156)
Option on Foreign Currency USD to CHF  09/26/2007          7.08  (12,400,000)          --
Option on Foreign Currency USD to CHF  09/26/2007          7.20   (7,000,000)          --
                                                                              -----------
(Written Option Premium $24,356)                                              $   (11,156)
                                                                              ===========
CHF - Swiss Franc
USD - United States Dollar

SECURITY SOLD SHORT                   INTEREST RATE  MATURITY     PROCEEDS       VALUE
------------------------------------------------------------------------------------------
U.S. Treasury Note                          4.250%   11/15/2013 $ 14,045,477  $14,060,486
U.S. Treasury Inflation Index Note          1.875%   07/15/2015   29,379,319   29,530,149
U.S. Treasury Inflation Index Note          4.625%   11/15/2016    1,918,900    1,938,908
                                                                ------------  -----------
                                                                $ 45,343,696  $45,529,543
                                                                ============  ===========

The following table summarizes the credit composition of the portfolio holdings of the PIMCO Inflation Protected Bond Portfolio at June 30, 2007, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                              AAA                        66.78%
                              AA                         14.07
                              A                          16.05
                              BBB                         0.74
                              BB                          0.90
                              B                           0.27
                              Other                       1.19
                                                        ------
                              Total:                    100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


                                                                                 ACQUISITION
                                                                                  COST AS A                VALUE AS A
                                                        ACQUISITION ACQUISITION  PERCENTAGE               PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                         DATES       COST     OF NET ASSETS    VALUE     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Atlantic & Western, Ltd. 11.622%, due 01/09/09          12/16/2005  $ 1,200,000     0.11%     $ 1,211,076     0.11%
Atlas Reinsurance PLC 7.717%, due 01/10/10              12/15/2006   15,058,683     1.34       15,774,739     1.40
Calabash Re II Ltd. 13.746%, due 01/08/10               12/20/2006      400,000     0.04          403,480     0.04
East Lane Re Ltd. 12.355%, due 05/06/11                  4/19/2007      400,000     0.04          401,915     0.04
Foundation Re II Ltd. 12.123%, due 11/26/10             11/10/2006    1,000,000     0.09        1,004,150     0.09
Longpoint Re Ltd. 10.609%, due 05/08/10                  4/27/2007    1,400,000     0.13        1,400,070     0.13
Mystic Re Ltd. 14.370%, due 12/05/08                    11/20/2006      700,000     0.06          693,035     0.06
OAO Rosneft Bridge Term 1.000%, due 09/16/07             4/23/2007    1,997,800     0.18        2,002,808     0.18
Phoenix Quake Wind, Ltd 7.820%, due 07/03/08             6/18/2003    1,500,000     0.13        1,505,385     0.13
Redwood Capital IX Ltd. 11.614%, due 01/09/08           12/12/2006    1,400,000     0.13        1,412,460     0.13
Redwood Capital IX Ltd. 13.114%, due 01/09/08           12/12/2006      500,000     0.04          505,100     0.05
Residential Reinsurance 2007 Ltd. 12.610%, due 06/07/10  5/16/2007    1,600,000     0.14        1,602,560     0.14
Shackleton Re Ltd. 13.376%, due 02/07/08                 7/27/2006    1,000,000     0.09        1,014,800     0.09
Vita Capital III Ltd. 6.486%, due 01/01/12              12/12/2006      800,000     0.07          801,280     0.07
Vita Capital, Ltd. 6.722%, due 01/01/07                  4/18/2007      399,280     0.04          399,580     0.04
                                                                    -----------     ----      -----------     ----
                                                                    $29,355,763     2.63%     $30,132,438     2.70%
                                                                    ===========     ====      ===========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

PIMCO INFLATION PROTECTED BOND PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                             $2,239,820,397
   Repurchase Agreement                                             3,455,000
   Cash                                                                65,883
   Cash denominated in foreign currencies**                         7,951,077
   Receivable for investments sold                                 52,336,383
   Receivable for Trust shares sold                                 1,662,713
   Dividends receivable                                                51,740
   Interest receivable                                              8,231,341
   Premium for swaps purchased                                      5,195,140
   Unrealized appreciation on forward currency contracts
    (Note 8)                                                           76,578
                                                               --------------
     Total assets                                               2,318,846,252
                                                               --------------
LIABILITIES
   Payables for:
     Investments purchased                                      1,152,920,757
     Trust shares redeemed                                            546,454
     Securities sold short, at value*** (Note 2)                   45,529,543
     Net variation margin on financial futures contracts
       (Note 7)                                                       853,507
     Unrealized depreciation on forward currency contracts
       (Note 8)                                                       440,505
     Outstanding written options****                                  144,438
     Distribution and services fees - Class B                          74,376
     Distribution and services fees - Class E                             592
     Interest payable swap position                                 2,066,027
     Investment advisory fee payable (Note 3)                         452,934
     Administration fee payable                                        12,317
     Custodian and accounting fees payable                            176,638
   Accrued expenses                                                    50,681
                                                               --------------
     Total liabilities                                          1,203,268,769
                                                               --------------
NET ASSETS                                                     $1,115,577,483
                                                               ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                             $1,161,874,185
   Accumulated net realized loss                                  (85,250,610)
   Unrealized appreciation on investments, futures
    contracts, options contracts, swap contracts and
    foreign currency                                                8,792,975
   Undistributed net investment income                             30,160,933
                                                               --------------
     Total                                                     $1,115,577,483
                                                               ==============
NET ASSETS
   Class A                                                     $  747,244,710
                                                               ==============
   Class B                                                        363,484,904
                                                               ==============
   Class E                                                          4,847,869
                                                               ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                         74,666,190
                                                               ==============
   Class B                                                         36,365,922
                                                               ==============
   Class E                                                            485,209
                                                               ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                     $        10.01
                                                               ==============
   Class B                                                              10.00
                                                               ==============
   Class E                                                               9.99
                                                               ==============

------------------------------------------------------------------------------
*  Investments at cost, excluding Repurchase Agreements        $2,233,548,496
** Cost of cash denominated in foreign currencies                   7,920,644
***Proceeds of short sales                                         45,343,697
****Cost of Swaps                                                   1,985,080
*****Cost of written options                                          102,388

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

PIMCO INFLATION PROTECTED BOND PORTFOLIO
INVESTMENT INCOME:
   Dividends                                     $     51,740
   Interest                                        33,520,350
                                                 ------------
       Total investment income                     33,572,090
                                                 ------------
EXPENSES:
   Investment advisory fee (Note 3)                 3,160,566
   Administration fees                                 46,182
   Custody and accounting fees                         63,766
   Distribution fee - Class B                         453,729
   Distribution fee - Class E                           2,952
   Transfer agent fees                                 11,137
   Audit                                               13,204
   Legal                                                7,460
   Trustee fees and expenses                            7,227
   Shareholder reporting                               44,590
   Insurance                                            9,561
   Other                                                2,214
                                                 ------------
       Total expenses                               3,822,588
                                                 ------------
   Net investment income                           29,749,502
                                                 ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS
AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                (43,088,023)
       Futures contracts                           (1,450,412)
       Options contracts                             (385,433)
       Swap contracts                                (450,511)
       Foreign currency                               343,860
                                                 ------------
   Net realized loss on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency             (45,030,519)
                                                 ------------
   Net change in unrealized appreciation
       (depreciation) on:
       Investments                                 39,818,888
       Futures contracts                           (4,159,725)
       Options contracts                              156,855
       Swap contracts                               6,140,819
       Foreign currency                               365,428
                                                 ------------
   Net change in unrealized appreciation on
       investments, futures contracts,
       options contracts, swap contracts,
       and foreign currency                        42,322,265
                                                 ------------
   Net realized and change in unrealized
       loss on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency              (2,708,254)
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                       $ 27,041,248
                                                 ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

PIMCO INFLATION PROTECTED BOND PORTFOLIO
                                                                           Period Ended     Year Ended
                                                                           June 30, 2007   December 31,
                                                                            (Unaudited)        2006
                                                                          --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                  $   29,749,502  $   46,578,298
   Net realized loss on investments, futures contracts, options
       contracts, swap contracts and foreign currency                        (45,030,519)     (9,165,893)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency                                         42,322,265     (33,339,718)
                                                                          --------------  --------------
   Net increase in net assets resulting from operations                       27,041,248       4,072,687
                                                                          --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (24,298,686)    (27,933,547)
     Class B                                                                  (7,902,994)    (13,935,943)
     Class E                                                                     (91,624)             --
   From net realized gains
     Class A                                                                          --     (19,510,353)
     Class B                                                                          --     (10,635,624)
     Class E                                                                          --              --
                                                                          --------------  --------------
   Net decrease in net assets resulting from distributions                   (32,293,304)    (72,015,467)
                                                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
       Class A                                                               373,961,411     364,484,866
       Class B                                                                35,407,158      39,688,328
       Class E                                                                 3,318,061       3,951,914
   Net asset value of shares issued through dividend reinvestment
       Class A                                                                24,298,686      47,443,900
       Class B                                                                 7,902,994      24,571,567
       Class E                                                                    91,624              --
   Cost of shares repurchased
       Class A                                                              (533,742,564)    (68,345,957)
       Class B                                                               (44,361,848)    (58,643,581)
       Class E                                                                (1,816,144)       (649,134)
                                                                          --------------  --------------
   Net increase (decrease) in net assets from capital share
       transactions                                                         (134,940,622)    352,501,903
                                                                          --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (140,192,678)    284,559,123
   Net assets at beginning of period                                       1,255,770,161     971,211,038
                                                                          --------------  --------------
   Net assets at end of period                                            $1,115,577,483  $1,255,770,161
                                                                          ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                             $   30,160,933  $   32,704,735
                                                                          ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


PIMCO INFLATION PROTECTED BOND PORTFOLIO                                 --------------
                                                                         FOR THE PERIOD
                                                                             ENDED
                                                                         JUNE 30, 2007
                                                                          (UNAUDITED)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.08
                                                                             ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.24 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................      (0.07)
                                                                             ------
Total from Investment Operations........................................       0.17
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.24)
Distributions from Net Realized Capital Gains...........................         --
                                                                             ------
Total Distributions.....................................................      (0.24)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $10.01
                                                                             ======
TOTAL RETURN                                                                   1.45%
Ratio of Expenses to Average Net Assets.................................       0.53%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.53%*
Ratio of Net Investment Income to Average Net Assets....................       4.78%*
Portfolio Turnover Rate.................................................      470.1%
Net Assets, End of Period (in millions).................................     $747.2


                                                                         --------------
                                                                         FOR THE PERIOD
                                                                             ENDED
                                                                         JUNE 30, 2007
                                                                          (UNAUDITED)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.06
                                                                             ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.23 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................      (0.07)
                                                                             ------
Total from Investment Operations........................................       0.16
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.22)
Distributions from Net Realized Capital Gains...........................         --
                                                                             ------
Total Distributions.....................................................      (0.22)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $10.00
                                                                             ======
TOTAL RETURN                                                                   1.18%
Ratio of Expenses to Average Net Assets.................................       0.78%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.78%*
Ratio of Net Investment Income to Average Net Assets....................       4.51%*
Portfolio Turnover Rate.................................................      470.1%
Net Assets, End of Period (in millions).................................     $363.5

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                      CLASS A
PIMCO INFLATION PROTECTED BOND PORTFOLIO                                 -------------------------------------------

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------
                                                                            2006       2005        2004       2003(B)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.78     $ 10.64     $ 10.29     $ 10.00
                                                                         ------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.43 (a)    0.31 (a)    0.16 (a)    0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.40)      (0.15)       0.81        0.47
                                                                         ------     -------     -------     -------
Total from Investment Operations........................................   0.03        0.16        0.97        0.54
                                                                         ------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.43)         --       (0.11)      (0.04)
Distributions from Net Realized Capital Gains...........................  (0.30)      (0.02)      (0.51)      (0.21)
                                                                         ------     -------     -------     -------
Total Distributions.....................................................  (0.73)      (0.02)      (0.62)      (0.25)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $10.08     $ 10.78     $ 10.64     $ 10.29
                                                                         ======     =======     =======     =======
TOTAL RETURN                                                               0.65%       1.48%       9.41%       5.47%
Ratio of Expenses to Average Net Assets.................................   0.58%       0.55%       0.62%       0.70%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.58%        N/A         N/A        0.74%*
Ratio of Net Investment Income to Average Net Assets....................   4.21%       2.85%       1.39%       0.72%*
Portfolio Turnover Rate.................................................  851.3%     1228.7%     1173.9%      935.0%
Net Assets, End of Period (in millions)................................. $885.5      $585.8      $331.3        $1.1

                                                                                      CLASS B
                                                                         -------------------------------------------

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------
                                                                            2006       2005        2004       2003(B)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.76     $ 10.63     $ 10.29     $ 10.00
                                                                         ------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.40 (a)    0.27 (a)    0.08 (a)    0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.41)      (0.12)       0.84        0.46
                                                                         ------     -------     -------     -------
Total from Investment Operations........................................  (0.01)       0.15        0.92        0.53
                                                                         ------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.39)         --       (0.07)      (0.03)
Distributions from Net Realized Capital Gains...........................  (0.30)      (0.02)      (0.51)      (0.21)
                                                                         ------     -------     -------     -------
Total Distributions.....................................................  (0.69)      (0.02)      (0.58)      (0.24)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $10.06     $ 10.76     $ 10.63     $ 10.29
                                                                         ======     =======     =======     =======
TOTAL RETURN                                                               0.39%       1.39%       8.99%       5.35%
Ratio of Expenses to Average Net Assets.................................   0.82%       0.80%       0.81%       0.84%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.82%        N/A         N/A        0.84%*
Ratio of Net Investment Income to Average Net Assets....................   3.93%       2.52%       0.73%       0.64%*
Portfolio Turnover Rate.................................................  851.3%     1228.7%     1173.9%      935.0%
Net Assets, End of Period (in millions)................................. $367.0      $385.4      $502.3      $366.2

*  Annualized
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD
ENDED:

                                                                 CLASS E
PIMCO INFLATION PROTECTED BOND PORTFOLIO           -------------------------------
                                                   FOR THE PERIOD
                                                       ENDED
                                                   JUNE 30, 2007  FOR THE PERIOD ENDED
                                                    (UNAUDITED)   DECEMBER 31, 2006(B)
                                                   -------------- --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $10.06            $ 9.92
                                                       ------            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.23 (a)          0.29 (a)
Net Realized/Unrealized (Loss) on Investments.....      (0.07)            (0.15)
                                                       ------            ------
Total from Investment Operations..................       0.16              0.14
                                                       ------            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............      (0.23)               --
Distributions from Net Realized Capital Gains.....         --                --
                                                       ------            ------
Total Distributions...............................      (0.23)               --
                                                       ------            ------
NET ASSET VALUE, END OF PERIOD....................     $ 9.99            $10.06
                                                       ======            ======
TOTAL RETURN                                             1.29%             1.41%
Ratio of Expenses to Average Net Assets...........       0.68%*            0.75%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................       0.68%*            0.75%*
Ratio of Net Investment Income to Average Net
  Assets..........................................       4.61%*            4.23%*
Portfolio Turnover Rate...........................      470.1%            851.3%
Net Assets, End of Period (in millions)...........     $  4.8            $  3.3

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is PIMCO Inflation Protected Bond Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                              Expiring
        Portfolio                                   Total    12/31/2014
        ---------                                ----------- -----------

        PIMCO Inflation Protected Bond Portfolio $35,536,901 $35,536,901

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

K. SWAP AGREEMENTS - The Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment adviser believes such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding sentence. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

L. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. REVERSE REPURCHASE AGREEMENTS - The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                           Management Fees
                                          earned by Manager
                                         for the period ended
Portfolio                                   June 30, 2007     % per annum Average Daily Assets
---------                                -------------------- ----------- --------------------

PIMCO Inflation Protected Bond Portfolio      $3,160,566         0.50%    First $1.2 Billion

                                                                 0.45%    Over $1.2 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Prior to April 30, 2007, the management fee for the Portfolio was 50 basis points per all average daily assets . The management fee earned for the period January 1, 2007 through April 29, 2007 was $2,193,462.

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
                                                 ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        PIMCO Inflation Protected Bond Portfolio  0.65%   0.90%   0.80%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                Shares Issued              Net Increase
                                                                   Through                  (Decrease)
                                         Beginning                Dividend      Shares      in Shares     Ending
                                          Shares    Shares Sold Reinvestment  Repurchased  Outstanding    Shares
-                                        ---------- ----------- ------------- -----------  ------------ ----------
PIMCO Inflation Protected Bond Portfolio

 Class A

 6/30/2007                               87,861,913 36,728,217    2,389,251   (52,313,191) (13,195,723) 74,666,190
 12/31/2006                              54,327,315 35,479,616    4,798,379    (6,743,397)  33,534,598  87,861,913

 Class B

 6/30/2007                               36,474,733  3,499,381      777,089    (4,385,281)    (108,811) 36,365,922
 12/31/2006                              35,834,547  3,873,479    2,491,777    (5,725,070)     640,186  36,474,733

 Class E

 6/30/2007                                  329,047    326,168        9,018      (179,024)     156,162     485,209
 05/01/2006-12/31/2006                           --    392,806           --       (63,759)     329,047     329,047

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

PIMCO Inflation Protected Bond Portfolio $8,828,150,419   $306,615,120  $10,176,909,338   $7,473,604

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                            Federal        Gross         Gross          Net
                                           Income Tax    Unrealized    Unrealized    Unrealized
Portfolio                                     Cost      Appreciation (Depreciation) Depreciation
---------                                -------------- ------------ -------------- ------------

PIMCO Inflation Protected Bond Portfolio $2,243,275,397  $9,827,697   $(3,555,796)   $6,271,901

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                            Ordinary Income     Long-Term Capital Gain         Total
                                         ---------------------- ---------------------- ----------------------
                                            2006        2005      2006       2005         2006        2005
                                         ----------- ----------  --------    -------   ----------- ----------

PIMCO Inflation Protected Bond Portfolio $71,351,761 $1,500,102 $664,184    $66,877    $72,015,945 $1,566,979

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized   Loss Carryforwards
                                            Income         Gain      Depreciation    and Deferrals        Total
                                         ------------- ------------- ------------  ------------------ ------------

PIMCO Inflation Protected Bond Portfolio  $32,004,812       --       $(37,510,073)    $(35,536,901)   $(41,042,162)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2007 and the description and unrealized appreciation (depreciation) were as follows:

                                                                                        Unrealized
                                                             Number of                Appreciation/
Description                            Expiration date       Contracts Notional Value (Depreciation)
-------------------------------------- --------------------- --------- -------------- --------------

LIBOR Futures                          March 2008 - Long       1,127   $  131,985,788  $(2,014,451)

LIBOR Futures                          June 2008 - Long        1,045      122,356,438   (1,873,450)

Lif UK 90 Day LIBOR Futures            March 2008 - Long       1,376           25,800       34,504

LIBOR Futures                          December 2007 - Long      415            5,188        5,203

Lif UK 90 Day LIBOR Futures            June 2008 - Long          381            9,525       14,331

Japan Government Bonds 10 Year Futures September 2007 - Long      19    2,508,190,000       (4,619)

Euro Dollar Futures                    March 2009 - Long         102       24,158,700      (49,725)

Euro Dollar Futures                    December 2008 - Long      102       24,168,900      (47,175)

Euro Dollar Futures                    June 2008 - Long          393       93,165,563     (458,688)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. FUTURES CONTRACTS - CONTINUED

                                                                                     Unrealized
                                                          Number of                Appreciation/
Description                        Expiration date        Contracts Notional Value (Depreciation)
---------------------------------- ---------------------- --------- -------------- --------------

Euro Dollar Futures                March 2008 - Long          78    $  18,484,050    $  (40,950)

Euro Dollar Futures                September 2008 - Long     102       24,177,825       (48,450)

Euro Dollar Futures                June 2009 - Long          102       24,145,950       (49,725)

Euro Dollar Futures                December 2007 - Long      452      107,027,950      (477,888)

U.S. Treasury Note 10 Year Futures September 2007 - Long     210       22,197,656      (236,250)

U.S. Treasury Bond Futures         September 2007 - Short   (933)    (100,530,750)    1,399,500

U.S. Treasury Note 5 Year Futures  September 2007 - Short   (507)     (52,767,609)     (253,047)

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at for  In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2007 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       10/2/2007      1,005,568    BRL    $   513,731  $   512,000    $  1,731

       10/2/2007        956,093    BRL        488,455      495,000      (6,545)

       10/2/2007        982,005    BRL        501,693      510,000      (8,307)

       10/2/2007        764,622    BRL        390,635      397,000      (6,365)

       10/2/2007        998,959    BRL        510,354      514,000      (3,646)

       10/2/2007        351,198    BRL        179,422      179,000         422

       1/10/2008     89,397,702    CNY     12,031,420   11,982,000      49,420

       1/10/2008     18,047,295    CNY      2,428,861    2,415,000      13,861

       3/7/2008      15,665,936    CNY      2,122,882    2,132,000      (9,118)

       3/7/2008       4,737,118    CNY        641,924      646,000      (4,076)

       3/7/2008       9,551,472    CNY      1,294,315    1,302,000      (7,685)

       3/7/2008       4,801,150    CNY        650,601      655,000      (4,399)

       3/7/2008       4,753,276    CNY        644,114      649,000      (4,886)

       3/7/2008       9,140,352    CNY      1,238,604    1,248,000      (9,396)

       3/7/2008       9,212,963    CNY      1,248,443    1,258,000      (9,557)

       3/2/2009      43,461,700    CNY      6,127,602    6,130,000      (2,398)

       3/2/2009      16,098,390    CNY      2,269,689    2,277,000      (7,311)

       3/2/2009      17,335,640    CNY      2,444,127    2,452,000      (7,873)

       3/2/2009      18,414,165    CNY      2,596,186    2,607,500     (11,314)

       7/30/2007    165,798,750    KRW        179,681      179,000         681

       9/21/2007    474,931,200    KRW        515,317      512,000       3,317

       9/21/2007    458,246,250    KRW        497,213      495,000       2,213

       9/21/2007        472,515    KRW        512,695      510,000       2,695

       9/21/2007    366,232,500    KRW        397,375      397,000         375

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                   Net Unrealized
                                         Value at for  In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2007 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

      9/21/2007     474,858,900    KRW    $  515,238   $  514,000     $ 1,238

      9/28/2007       5,384,363    MXN       496,440      495,000       1,440

      9/28/2007       5,521,260    MXN       509,062      510,000        (938)

      9/28/2007       4,286,608    MXN       395,226      397,000      (1,774)

      9/28/2007       5,589,236    MXN       515,329      514,000       1,329

      9/28/2007       1,946,894    MXN       179,504      179,000         504

      3/13/2008       5,686,272    MXN       518,613      512,000       6,613

      9/28/2007         298,000    PLN       107,158      103,123       4,035

      9/28/2007       1,467,136    PLN       527,567      512,000      15,567

      9/28/2007       1,403,276    PLN       504,603      495,000       9,603

      9/28/2007       1,443,300    PLN       518,995      510,000       8,995

      9/28/2007       1,116,821    PLN       401,597      397,000       4,597

      9/28/2007       1,451,115    PLN       521,806      514,000       7,806

      9/28/2007         499,350    PLN       179,561      179,000         561

      12/10/2007        775,545    RUB        30,215       29,590         625

      12/10/2007        869,659    RUB        33,882       33,193         689

      12/10/2007        892,796    RUB        34,783       34,083         700

      1/11/2008      13,250,560    RUB       516,209      512,000       4,209

      1/11/2008      12,815,550    RUB       499,262      495,000       4,262

      1/11/2008      13,183,500    RUB       513,596      510,000       3,596

      1/11/2008      10,259,473    RUB       399,683      397,000       2,683

      1/11/2008      13,289,470    RUB       517,724      514,000       3,724

      1/11/2008       4,598,510    RUB       179,146      179,000         146

      7/3/2007          787,835    SGD       515,020      512,000       3,020

      7/3/2007          761,409    SGD       497,745      495,000       2,745

      7/3/2007          782,850    SGD       511,761      510,000       1,761

      7/3/2007          609,713    SGD       398,579      397,000       1,579

      7/3/2007          788,579    SGD       515,506      514,000       1,506

      8/7/2007          274,407    SGD       179,903      179,000         903

      10/3/2007       2,238,981    SGD     1,474,110    1,465,000       9,110

      10/3/2007       1,475,311    SGD       971,322      967,417       3,905
                                                                      -------
                                                                      $76,578
                                                                      =======

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED


Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2007 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       8/9/2007       1,218,000    CAD    $ 1,146,313  $ 1,139,484   $  (6,829)

       9/6/2007       1,032,000    CHF        847,375      849,383       2,008

       7/26/2007     32,565,000    EUR     44,065,048   43,690,637    (374,411)

       8/9/2007       8,282,000    GBP     16,605,305   16,534,640     (70,665)

       7/24/2007    163,973,000    JPY      1,332,886    1,355,462      22,576

       7/3/2007       2,255,075    SGD      1,474,177    1,465,000      (9,177)

       7/3/2007       1,475,311    SGD        964,433      960,426      (4,007)
                                                                     ---------
                                                                     $(440,505)
                                                                     =========

CAD - Canadian Dollar
CHF - Swiss Franc
CNY - China Yuan Renminbi
EUR - Euro
GBP - Great Britain Pound
JPY - Japanese Yen
PLN - Polish Zloty
RUB - Russian Ruble

9. OPTIONS

During the year ended June 30, 2007 the following options contracts were written:

                                                      PIMCO INFLATION PROTECTED
                                                          BOND PORTFOLIO
                                                      ------------------------
                                                       Number of
                                                       Contracts     Premium
                                                      -----------   ---------
   Options outstanding at December 31, 2006..........  24,700,516   $ 256,323
   Options written...................................  87,700,448     102,388
   Options bought back............................... (71,200,000)         --
   Options closed and expired........................ (21,800,516)   (256,323)
   Options exercised.................................          --          --
                                                      -----------   ---------
   Options outstanding at June 30, 2007..............  19,400,448   $ 102,388
                                                      ===========   =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


10. SWAP AGREEMENTS

Open swap agreements at June 30, 2007 were as follows:

  Notional        Expiration
   Amount            Date                                Description                                        Value
   ------         ---------- --------------------------------------------------------------------        ----------
    3,400,000 USD 12/20/2008 Agreement with Lehman Brothers dated 12/06/2006 to receive the                  $4,350
                             notional amount multiplied by 0.370% and to pay par in the event of default of underlying sovereign entities of the Republic of Peru.

    3,400,000 USD 12/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated                        755
                             12/06/2006 to receive the notional amount multiplied by 0.300%
                             and to pay par in event of default of underlying sovereign entities of the Republic of Panama.

    7,500,000 USD 6/20/2009  Agreement with Goldman Sachs Capital Markets, L.P, dated                       (50,049)
                             6/01/2007 to receive semi-annually the notional amount
                             multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   40,000,000 USD 6/20/2009  Agreement with Morgan Stanley Capital Services, Inc., dated                   (271,574)
                             12/18/2006 to receive semi-annually the notional amount
                             multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   18,300,000 USD 12/19/2012 Agreement with Lehman Brothers dated 06/19/2007 to pay semi-                  (401,352)
                             annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                             LIBOR-BBA.

   11,500,000 USD 12/19/2012 Agreement with Morgan Stanley Capital Services, Inc., dated                   (252,216)
                             01/21/2007 to receive semi-annually the notional amount
                             multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   62,000,000 USD 6/20/2014  Agreement with Lehman Brothers dated 12/14/2006 to pay semi-                   203,684
                             annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 USD-
                             LIBOR-BBA.

   27,100,000 USD 6/19/2017  Agreement with Morgan Stanley Capital Services, Inc., dated                  1,386,773
                             1/15/2007 to receive semi-annually the notional amount
                             multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   28,000,000 USD 6/20/2017  Agreement with J.P. Morgan Chase Bank dated 12/08/2006 to pay                1,416,311
                             semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

    3,200,000 USD 12/19/2017 Agreement with J.P. Morgan Chase Bank dated 01/27/2007 to pay                  163,752
                             semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   20,800,000 USD 12/19/2037 Agreement with Morgan Stanley Capital Services, Inc., dated                 (2,379,654)
                             01/14/2007 to receive semi-annually the notional amount
                             multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. SWAP AGREEMENTS - CONTINUED

  Notional        Expiration
   Amount            Date                               Description                                      Value
   ------         ---------- -----------------------------------------------------------------        ----------

    3,600,000 AUD 1/15/2010  Agreement with J.P. Morgan Chase Bank dated 1/23/2007 to pay               $(27,540)
                             semi-annually the notional amount multiplied by the 6 month
                             AUD-BBR-BBSW and to receive semi-annually the notional amount multiplied by 6.5%.

   82,600,000 EUR 7/14/2011  Agreement with J.P. Morgan Chase Bank dated 10/26/2006 to pay             1,710,688
                             July 14, 2011 [(FRCPxtob End Index/FRCPxtob Start Index)-
                             1}*Notion and to receive July 14, 20011 {[1+2.26125%)^5]-
                             1}*Notional.

    4,700,000 EUR 4/10/2012  Agreement with J.P. Morgan Chase Bank dated 10/02/2006 to pay               (47,669)
                             April 10, 2016 [(FRCPxtob End Index/FRCPxtob Start Index)-
                             1}*Notional and to receive April 10, 2012 {[1+1.19575%)^5]-
                             1}*Notional.

    9,400,000 EUR 6/17/2015  Agreement with Goldman Sachs Capital Markets, L.P. dated                    276,980
                             08/05/2005 to pay annually the notional amount multiplied by
                             4.50% and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

    2,500,000 EUR 10/15/2016 Agreement with J.P. Morgan Chase Bank dated 10/02/2006 to pay                14,380
                             October 15, 2016 [(FRCPxtob End Index/FRCPxtob Start Index)-
                             1}*Notional and to receive October 15,2011 {[1+2.3525%)^5]-
                             1}*Notional.

   10,000,000 GBP 6/15/2008  Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay               (216,349)
                             semi-annually the notional amount multiplied by the 6 month GBP-
                             LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.

   28,700,000 GBP 9/15/2015  Agreement with Goldman Sachs Capital Markets L.P. dated                   3,719,596
                             3/28/2007 to receive the notional amount multiplied by the GBP-
                             LIBOR-BBA and to pay semi-annually the notional amount
                             multiplied by 5.61875%.

3,200,000,000 JPY 3/18/2009  Agreement with Morgan Stanley Capital Services Inc., dated                  (73,366)
                             01/05/2007 to receive semi-annually the notional amount
                             multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                             annually the notional amount multiplied by 1.00%.

   34,700,000 MXN 11/4/2016  Agreement with Citibank, N.A., New York, Inc., dated 05/07/2007              17,640
                             to receive the notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
                                                                                                      ----------
                                                                                                      $5,195,140
                                                                                                      ==========

USD - United States Dollar
AUD - Australian Dollar
EUR - Euro
GBP - Great Britain Pound
JPY - Japanese Yen
MXN - Mexican Peso

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  PIMCO Total
                               Return Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

During the second quarter of 2007 bonds gave back much of their gains from earlier in the year as worldwide growth and capital flows drove interest rates higher. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade bonds, managed a modest gain of 0.98 percent for the first six months of the year. The benchmark 10-year Treasury bond yielded 5.03 percent as of the end of June, 33 basis points higher than at the start of the year. During the first quarter of 2007 economic data pointed toward slower growth, heightening market expectations for Federal Reserve easing. During the second quarter the data, especially employment statistics, gave little indication of economic weakness, causing expectations of Fed easing to unwind and interest rates to move higher. Rates also climbed in Europe and the U.K. as central banks there tightened to forestall inflation. Another critical factor moving rates higher was the market's anticipation of central bank reserve diversification away from government bonds toward riskier assets. China's investment in a major U.S. private equity firm raised investor awareness that there could be less demand for Treasuries at the margin in the future. One consequence of institutional investors seeking to get out ahead of this trend was the return of the term premium to the U.S. yield curve late in the second quarter. The Fed has remained on hold thus far in 2007, indicating a reluctance to ease due to inflation concerns.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

Below investment grade corporate bonds and locally issued emerging market bonds held up better than their higher quality counterparts during difficult market conditions in the first half of 2007. Above-index duration hurt performance over the six-month period as interest rates rose. An emphasis on shorter maturities was a positive, as yields on these bonds fell by more than those on longer maturities. Mortgage-backed bond returns lagged Treasuries on a like-duration basis for the first six months of the year. Returns from Treasury Inflation Protected Securities (TIPS) and municipal bonds were mixed. TIPS outpaced nominal bonds for the first half of 2007, as high gasoline prices drove higher inflation accruals. Municipal bonds lagged taxable bonds for the first half of 2007 after a difficult first quarter. Underweighting corporate bonds was negative, as high grade corporates modestly outpaced Treasuries on a like-duration basis for the first half of 2007. Holding emerging market bonds added to performance, as they outperformed Treasuries for the first half of 2007. Government bonds around the world were under pressure amid the rise in rates. U.S. Treasuries fared better than bonds of most developed economies for the first six months of the year. Both the Bank of England and European Central Bank raised rates during the first half of the year to quell inflation while the Fed remained on hold.

MARKET/PORTFOLIO OUTLOOK

Real global growth should continue to advance at an annual rate of around 5 percent over the next several years, led by rapid expansion in developing economies such as China and India. More mature developed economies will likely grow at rates closer to 2 percent amid demographic and other challenges. The U.S. economy should remain weak in 2007 and 2008. The downturn in the residential property market has not found a bottom and the corresponding influence on homeowners and consumers has yet to be fully realized. Non-dollar assets should outperform dollar-denominated investments since relatively sluggish U.S. growth points to a weaker U.S. dollar and lower asset price appreciation than in the rest of the world.

STRATEGY:

Key strategies will include:

  . INTEREST RATE STRATEGIES--PIMCO will likely reduce overall duration in anticipation of higher long-term rates over the next several years. However, we will likely maintain an overweight to shorter maturities in anticipation of a steeper yield curve. Over a cyclical time frame this steepening is likely to occur as the Fed cuts short-term rates later this year and early next to offset the negative impact of the housing downturn on the U.S. economy. Over a longer time horizon the yield curve could also steepen because of continued diversification away from longer maturity Treasury bonds by developing countries with large currency reserves.

  . EMERGING MARKET BONDS--To participate in the rapid growth expected in developing economies, PIMCO will likely take exposure to locally issued emerging market bonds. Local EM bonds are poised for continued growth in new issuance, liquidity and investor participation. Their yields, many of which are in the high single digits, are likely to compress as economic fundamentals continue to improve. Yield premiums relative to Treasuries on local EM bonds tend to be more attractive than those on mostly dollar denominated, external emerging market debt, which already reflect the strong growth prospects for these economies.

  . CURRENCY--PIMCO will likely take advantage of expected weakness in the U.S. dollar by building currency positions, comprised largely of EM currencies. Local EM bonds, which are typically denominated in home country currencies, can be effective vehicles for taking EM currency exposure.

  . DEVELOPED NON-U.S. MARKETS--PIMCO will likely take exposure to short maturities in the U.K., where yields reflect more central bank tightening than we expect.

  . MORTGAGE AND ASSET-BACKED BONDS--While mortgages will remain an important source of high quality yield in portfolios, PIMCO will target neutral allocations versus the index and look to add value via security selection. In the case of asset-backed bonds such as those backed by home equity loans, PIMCO will continue to emphasize the highest quality short-term issues that offer credit enhancement and payment priority.

  . CORPORATES--Historically tight credit premiums point toward a continued underweight of this sector, as better opportunities to enhance yield exist elsewhere.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Federal National Mortgage Assoc. (5.500%, TBA)              30.50%
      --------------------------------------------------------------------
      Federal Republic of Germany (4.500%, due 08/17/07)          11.44%
      --------------------------------------------------------------------
      Federal National Mortgage Assoc. (5.000%, due 03/01/26)      3.73%
      --------------------------------------------------------------------
      Federal National Mortgage Assoc. (5.000%, due 02/01/35)      2.15%
      --------------------------------------------------------------------
      Federal National Mortgage Corp. (5.000%, due 02/01/36)       1.66%
      --------------------------------------------------------------------
      Federal National Mortgage Corp. (6.500%, TBA)                1.64%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (0.875%, due 04/15/10)    1.50%
      --------------------------------------------------------------------
      General Electric Capital Corp. (5.355%, due 10/24/08)        1.41%
      --------------------------------------------------------------------
      Federal Republic of Brazil (10.000%, due 01/01/12)           1.36%
      --------------------------------------------------------------------
      Federal National Mortgage Corp. (5.500%, due 09/25/24)       0.94%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                     PIMCO Total Return                   Lehman Brothers
                     Portfolio - Class B              Aggregate Bond Index
                    ---------------------            ----------------------
 2/12/2001                 $10,000                         $10,000
12/31/2001                  10,669                          10,669
12/31/2002                  11,661                          11,765
12/31/2003                  12,186                          12,249
12/31/2004                  12,771                          12,779
12/31/2005                  13,058                          13,090
12/31/2006                  13,647                          13,658
 6/30/2007                  13,654                          13,791




    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/07)
    -----------------------------------------------------------
                                                      Since
                              1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A        5.39%  4.03%  4.62%     5.41%
--  Class B                   5.18%  3.75%  4.34%     5.00%
    Class E                   5.25%  3.85%  4.44%     4.21%
    -----------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/1/             6.11%  3.98%  4.48%     5.13%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- --------------


  Class A
  Actual                                      $1,000.00     $1,002.10       $2.63
  Hypothetical (5% return before expenses)     1,000.00      1,022.17        2.66
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,000.50       $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,000.50       $3.37
  Hypothetical (5% return before expenses)     1,000.00      1,021.42        3.41
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53%, 0.78%, and 0.68% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ------------------------------------------------------------------------
     SECURITY                                  PAR                VALUE
     DESCRIPTION                              AMOUNT             (NOTE 2)
     ------------------------------------------------------------------------

     MUNICIPALS - 0.5%
     Badger Tobacco Asset Securitization
       Corp.
      5.750%, due 06/01/11............... $     2,000,000    $      2,103,160
      6.125%, due 06/01/27...............         270,000             284,734
      6.375%, due 06/01/32...............         360,000             392,205
     Georgia State
       5.980%, due 05/01/20
       (144A)(a).........................       1,000,000           1,087,700
     Illinois Development Finance
       Authority (AMBAC)
       5.980%, due 02/01/33
       (144A)(a)(b)......................       3,705,000           3,823,486
     Texas State
       4.750%, due 04/01/35..............       4,800,000           4,763,088
     Tobacco Settlement Funding Corp.
      5.875%, due 05/15/39...............       2,000,000           2,129,280
      6.250%, due 06/01/42...............       1,300,000           1,410,383
     Tobacco Settlement Revenue
       Management
       6.375%, due 05/15/28..............       1,800,000           1,911,078
                                                             ----------------
     Total Municipals
     (Cost $17,198,860)                                            17,905,114
                                                             ----------------

     DOMESTIC BONDS & DEBT SECURITIES - 23.5%
     ASSET-BACKED SECURITIES - 1.8%
     Ameriquest Mortgage Securities, Inc.
       5.880%, due 06/25/34
       (144A)(a)(b)......................          65,767              65,830
     Asset Backed Funding Certificates
      5.670%, due 06/25/34(b)............       5,856,448           5,873,057
      5.380%, due 01/25/37(b)............       2,788,489           2,790,225
     Bear Stearns Asset Backed
       Securities, Inc.
       5.720%, due 10/27/32(b)...........          71,791              72,051
     Carrington Mortgage Loan Trust
       5.640%, due 10/25/35(b)...........       5,105,843           5,120,851
     Cendant Mortgage Corp.
       6.000%, due 07/25/43
       (144A)(a).........................         378,705             378,538
     Citigroup Mortgage Loan Trust, Inc.
       5.380%, due 01/25/37(b)...........       2,050,937           2,052,651
     GMAC LLC
      6.000%, due 04/01/11(b)............       5,000,000           4,823,150
      6.625%, due 05/15/12...............       5,100,000           4,929,991
     Lehman XS Trust
       5.410%, due 05/25/46(b)...........         375,040             375,119
     Master Asset Backed Securities Trust
       5.430%, due 11/25/35(b)...........         198,506             198,655

      --------------------------------------------------------------------
      SECURITY                                 PAR             VALUE
      DESCRIPTION                             AMOUNT          (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Merrill Lynch Mortgage Investors,
        Inc.
       5.430%, due 07/25/36(b)........... $       370,679 $        370,892
       5.390%, due 08/25/36(b)...........       9,042,914        9,042,914
      Morgan Stanley ABS Capital I
        5.380%, due 05/25/37(b)..........       5,113,907        5,112,311
      Morgan Stanley Equity Index-Linked
        1.000%, due 07/07/08.............      12,000,000       11,930,814
      Option One Mortgage Loan Trust
        5.640%, due 08/25/33(b)..........          39,620           39,716
      Renaissance Home Equity Loan Trust
        5.760%, due 08/25/33(b)..........         390,489          391,726
      Residential Asset Securities Corp.
        5.430%, due 04/25/37(b)..........       5,448,311        5,452,594
      Structured Asset Securities Corp.
        5.334%, due 10/25/35
        (144A)(a)........................         368,437          368,074
      Wachovia Asset Securitization, Inc.
        5.580%, due 06/25/33(b)..........         113,884          110,382
      Wells Fargo Home Equity Trust
        5.430%, due 11/25/35
        (144A)(a)(b).....................       5,584,803        5,588,281
                                                          ----------------
                                                                65,087,822
                                                          ----------------
      AUTOMOBILES - 0.5%
      Carmax Auto Owner Trust
        5.328%, due 06/16/08.............       3,200,000        3,200,000
      DaimlerChrysler NA Holdings Corp.
        7.200%, due 09/01/09.............         255,000          263,315
      Ford Motor Co.
        6.530%, due 11/29/13(a)..........       6,965,000        7,008,726
      Triad Auto Receivables Owner Trust
        5.303%, due 06/12/08.............       1,410,994        1,410,774
      Wachovia Auto Loan Owner Trust
        2006-1 5.337%, due 06/20/08......       7,700,000        7,701,201
                                                          ----------------
                                                                19,584,016
                                                          ----------------
      AUTOMOTIVE LOANS - 0.6%
      Ford Motor Credit Co.
       5.800%, due 01/12/09..............       3,000,000        2,937,600
       7.250%, due 10/25/11..............       8,800,000        8,477,058
       7.800%, due 06/01/12..............       1,300,000        1,269,451
       7.000%, due 10/01/13..............         400,000          371,053
      Ford Motor Credit Co. LLC
       6.190%, due 09/28/07(b)...........         600,000          599,998
       4.950%, due 01/15/08..............         800,000          794,111
      General Motors Acceptance Corp.
        7.250%, due 03/02/11.............       6,600,000        6,583,566
                                                          ----------------
                                                                21,032,837
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                  PAR             VALUE
     DESCRIPTION                              AMOUNT          (NOTE 2)
     ---------------------------------------------------------------------

     BANKS - 3.1%
     Abbey National Treasury Services Plc
       5.270%, due 07/02/08(b)........... $    12,900,000 $     12,905,521
     ABN AMRO NA Holding Capital
       6.523%, due 12/29/49
       (144A)(a).........................         345,000          358,339
     American Express Bank FSB/AXP
       5.340%, due 06/12/09(b)...........      18,100,000       18,107,674
     Bank of America NA
       5.360%, due 12/18/08(b)...........      13,800,000       13,807,976
     Bank of Ireland
      5.370%, due 12/19/08(b)............       7,700,000        7,709,810
      5.410%, due 12/18/09(b)............       5,400,000        5,410,643
     Calyon New York
       5.336%, due 01/16/09(b)...........      14,600,000       14,607,826
     Credit Agricole SA/London
       5.360%, due 05/28/09
       (144A)(a).........................      18,100,000       18,108,073
     Fleet Boston Financial Corp.
       7.375%, due 12/01/09..............          70,000           73,135
     Glitnir Banki HF
       5.618%, due 04/20/10
       (144A)(a)(b)......................       4,700,000        4,695,737
     HSBC Capital Funding LP
       1.000%, due 12/29/49
       (144A)(a).........................         585,000          548,264
     ICICI Bank, Ltd.
       5.895%, due 01/12/10
       (144A)(a)(b)......................       3,000,000        3,006,753
     Popular NA, Inc.
       4.700%, due 06/30/09..............          50,000           49,270
     Rabobank Capital Fund Trust III
       5.254%, due 12/29/49
       (144A)(a).........................         370,000          347,058
     Unicredit Luxembourg Finance SA
       5.405%, due 10/24/08
       (144A)(a)(b)......................      13,100,000       13,107,781
     Westpac Capital Trust III
       5.819%, due 12/29/49
       (144A)(a).........................          80,000           79,268
     Westpac Capital Trust IV
       5.256%, due 12/29/49
       (144A)(a).........................         165,000          153,385
                                                          ----------------
                                                               113,076,513
                                                          ----------------

     BUILDING MATERIALS - 0.2%
     C10 Capital, Ltd.
       6.722%, due 12/18/49..............       6,800,000        6,618,236
                                                          ----------------
     CHEMICALS - 0.0%
     Dow Chemical Co.
       7.375%, due 11/01/29..............         185,000          200,801

     -------------------------------------------------------------------------
     SECURITY                                   PAR             VALUE
     DESCRIPTION                               AMOUNT          (NOTE 2)
     -------------------------------------------------------------------------

     CHEMICALS - CONTINUED
     ICI Wilmington, Inc.
       5.625%, due 12/01/13............... $       340,000 $        334,509
                                                           ----------------
                                                                    535,310
                                                           ----------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
     Adjustable Rate Mortgage Trust
       4.589%, due 05/25/35...............       4,915,772        4,844,302
     AES Corp. Long Term Rate of Credit
       1.000%, due 04/30/10(a)............       5,600,000        5,607,000
     American Home Mortgage
       Investment Trust
       4.390%, due 02/25/45(b)............       5,894,099        5,772,674
     Banc of America Funding Corp.
      4.113%, due 05/25/35(b).............       8,723,439        8,544,249
      4.614%, due 02/20/36(b).............      18,698,015       18,516,109
     Banc of America Mortgage Securities,
       Inc.
      5.770%, due 01/25/34(b).............       1,844,071        1,853,554
      5.000%, due 05/25/34................       3,576,081        3,503,641
     Bear Stearns Adjustable Rate Mortgage
       Trust
      5.329%, due 02/25/33(b).............         138,949          140,857
      4.750%, due 10/25/35(b).............       6,816,416        6,736,218
     Bear Stearns ALT-A Trust
      5.377%, due 05/25/35................       4,941,943        4,902,167
      5.818%, due 11/25/36................       6,537,477        6,502,482
      5.824%, due 11/25/36................      10,677,342       10,658,592
     Bear Stearns Commercial Mortgage
       Securities, Inc.
       5.060%, due 11/15/16...............         157,029          156,013
     Bear Stearns Mortgage Funding Trust
       5.390%, due 02/25/37(b)............      12,070,622       12,065,097
     Chevy Chase Mortgage Funding Corp.
       5.450%, due 08/25/35-
       05/25/48 (a)(b)....................       6,922,871        6,930,527
     Citigroup Mortgage Loan Trust, Inc.
      4.700%, due 12/25/35(b).............      19,788,142       19,390,796
      5.380%, due 05/25/37(b).............       3,000,000        3,002,817
     Countrywide Alternative Loan Trust
       0.419%, due 05/25/35(b)(c)(d)......      12,632,256           41,117
      5.530%, due 03/20/46(b).............         486,646          486,449
     Countrywide Home Loans
      5.640%, due 03/25/35................       3,089,630        3,099,368
      5.610%, due 04/25/35................         300,123          301,039
      5.660%, due 06/25/35
        (144A)(a)(b)......................      11,998,999       11,978,991
      5.868%, due 09/20/36(b).............      13,418,879       13,416,878
     Credit Suisse First Boston Mortgage
       Securities Corp.
       5.954%, due 03/25/32
       (144A)(a)(b).......................         427,719          426,934

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   PAR             VALUE
     DESCRIPTION                               AMOUNT          (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      6.500%, due 04/25/33................ $       388,942 $        389,432
      6.000%, due 11/25/35................       8,816,255        8,795,540
     Deutsche Alt-A Securities, Inc.
       5.410%, due 08/25/37(b)............       1,400,000        1,400,219
     DSLA Mortgage Loan Trust
       7.236%, due 07/19/44(b)............       3,029,749        3,068,879
     First Horizon Alternative Mortgage
       Securities
       0.119%, due 01/25/36(b)(c)(d)......     125,287,467          126,716
     GMAC Mortgage Corp.
       5.940%, due 07/01/13...............          59,687           59,241
     GMAC Mortgage Corp. Loan Trust
       5.500%, due 09/25/34...............       3,534,533        3,497,859
     Green Tree Financial Corp.
       6.220%, due 03/01/30...............         187,864          186,631
     Greenpoint Mortgage Funding Trust
      5.540%, due 06/25/45(b).............         251,207          251,422
      5.400%, due 01/25/47(b).............         482,052          482,318
     GS Mortgage Securities Corp. II
       5.410%, due 03/06/20
       (144A)(a)(b).......................      18,100,000       18,119,828
     GS Mortgage Security Corp.
       4.538%, due 09/25/35(b)............         309,446          305,017
     GSR Mortgage Loan Trust
      6.000%, due 03/25/32................           3,209            3,153
      4.549%, due 09/25/35(b).............         770,789          765,125
      5.500%, due 11/25/35................       6,517,620        6,499,829
      5.458%, due 04/25/36................       8,126,510        8,116,773
     Harborview Mortgage Loan Trust
      5.540%, due 05/19/35(b).............       3,350,820        3,355,846
      5.410%, due 01/19/38(b).............         339,932          340,400
      5.510%, due 01/19/38(b).............         441,002          441,757
     Indymac ARM Trust
       6.678%, due 01/25/32(b)............           2,423            2,419
     Indymac Index Mortgage Loan Trust
       5.410%, due 11/25/46(b)............         388,384          388,626
     Indymac Residential Asset Backed
       Trust
       5.400%, due 07/25/37(b)............       2,500,000        2,503,522
     JPMorgan Mortgage Trust
       4.768%, due 07/25/35(b)............      17,444,533       17,152,416
     LB-UBS Commercial Mortgage Trust
       3.323%, due 03/15/27...............       4,000,000        3,944,807
     Lehman XS Trust
       5.400%, due 04/25/46(b)............         285,561          285,739
     Master Asset Securitization Trust
       4.500%, due 03/25/18...............       2,768,472        2,708,227
     Merrill Lynch First Franklin Mortgage
       Loan Trust
       5.380%, due 07/25/37(b)............       1,900,000        1,900,297

    --------------------------------------------------------------------------
    SECURITY                                    PAR             VALUE
    DESCRIPTION                                AMOUNT          (NOTE 2)
    --------------------------------------------------------------------------

    COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
    MLCC Mortgage Investors, Inc.
      5.700%, due 03/15/25(b)............. $        93,155 $         93,417
    Morgan Stanley Capital I
      5.380%, due 10/15/20
      (144A)(a)...........................       2,611,772        2,615,287
    Morgan Stanley Dean Witter Capital
      4.920%, due 03/12/35................         495,000          476,859
    Popular ABS Mortgage Pass-Through
      Trust
      5.410%, due 06/25/47(b).............       4,943,805        4,944,020
    Residential Accredit Loans, Inc.
      5.720%, due 03/25/33(b).............       2,128,065        2,136,479
    Residential Asset Securitization Trust
      5.720%, due 05/25/33(b).............       2,234,393        2,243,734
    Residential Funding Mortgage
      Securities I
      5.670%, due 06/25/18(b).............       1,232,633        1,234,560
    Residential Funding Mortgage
      Securities II
      5.480%, due 05/25/37(b).............       5,284,989        5,288,275
    Sequoia Mortgage Trust
      5.670%, due 07/20/33(b).............       1,313,505        1,319,912
    Structured Asset Mortgage
      Investments, Inc.
     6.929%, due 03/25/32(b)..............       1,264,169        1,260,862
     5.550%, due 05/25/45(b)..............       3,276,934        3,280,912
    Structured Asset Securities Corp.
      5.000%, due 12/25/34................       3,494,638        3,464,649
    Wachovia Bank Commercial
      Mortgage Trust
      5.410%, due 09/15/21
      (144A)(a)(b)........................       3,887,566        3,889,658
    Washington Mutual, Inc.
     5.860%, due 12/25/27(b)..............       5,415,421        5,418,292
     5.094%, due 10/25/32(b)..............         125,401          125,087
     4.058%, due 10/25/33.................       5,100,000        5,027,121
     5.474%, due 02/27/34(b)..............         861,430          846,813
     3.799%, due 06/25/34(b)..............      22,700,000       21,997,437
     6.429%, due 06/25/42-
       08/25/42(b)........................       1,527,567        1,528,637
    Wells Fargo Mortgage Backed
      Securities Trust
     4.656%, due 09/25/33(b)..............       5,725,910        5,610,733
     4.950%, due 03/25/36.................      17,663,078       17,411,031
     5.240%, due 04/25/36.................      17,422,190       17,281,478
     5.519%, due 08/25/36.................       9,800,000        9,729,566
                                                           ----------------
                                                                351,194,728
                                                           ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                 PAR             VALUE
      DESCRIPTION                             AMOUNT          (NOTE 2)
      --------------------------------------------------------------------

      CONTAINERS & PACKAGING - 0.0%
      Owens Brockway Glass Container,
        Inc.
        8.875%, due 02/15/09............. $     1,000,000 $      1,022,500
                                                          ----------------
      CREDIT CARD - 0.2%
      Citibank Credit Card Issuance Trust
        5.526%, due 02/07/10(b)..........       4,000,000        4,006,969
      MBNA Credit Card Master Note Trust
       3.300%, due 07/15/10(b)...........       1,500,000        1,482,431
       5.440%, due 08/16/10..............       1,200,000        1,201,941
                                                          ----------------
                                                                 6,691,341
                                                          ----------------
      DISTRIBUTION/WHOLESALE - 0.0%
      Roundys, Inc.
        7.720%, due 11/03/11(a)(c).......         987,525          996,042
                                                          ----------------
      ELECTRIC - 0.1%
      Consumers Energy Co.
        5.000%, due 02/15/12.............       2,500,000        2,432,220
      Progress Energy, Inc.
        7.100%, due 03/01/11.............       1,600,000        1,677,915
                                                          ----------------
                                                                 4,110,135
                                                          ----------------
      ELECTRIC UTILITIES - 0.6%
      Arizona Public Service Co.
        4.650%, due 05/15/15.............         165,000          150,705
      CMS Energy Corp.
       7.500%, due 01/15/09..............       7,251,000        7,471,865
       9.875%, due 10/15/07..............         500,000          507,148
      Dominion Resources, Inc.
       8.125%, due 06/15/10..............         335,000          360,963
       6.300%, due 03/15/33..............         210,000          208,443
      DTE Energy Co.
        6.375%, due 04/15/33.............         260,000          257,920
      Entergy Gulf States
        3.600%, due 06/01/08.............       1,400,000        1,375,321
      NRG Energy, Inc.
        7.250%, due 02/01/14.............       5,500,000        5,527,500
      Pacificorp 4.300%, due 09/15/08....         250,000          246,744
      Pepco Holdings, Inc.
       6.450%, due 08/15/12..............          90,000           92,449
       7.450%, due 08/15/32..............         180,000          197,728
      Progress Energy, Inc.
        6.850%, due 04/15/12.............         650,000          682,050
      PSEG Power LLC
       5.500%, due 12/01/15..............         420,000          404,660
       8.625%, due 04/15/31..............         245,000          300,389
      TECO Energy, Inc.
        6.750%, due 05/01/15.............       4,400,000        4,509,938
                                                          ----------------
                                                                22,293,823
                                                          ----------------
      FINANCIAL - DIVERSIFIED - 3.2%
      American General Finance Corp.
        4.500%, due 11/15/07.............         280,000          279,252

        ------------------------------------------------------------------
        SECURITY                            PAR                VALUE
        DESCRIPTION                        AMOUNT             (NOTE 2)
        ------------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - CONTINUED
        ANZ Capital Trust II
          5.360%, due 12/29/49
          (144A)(a)................... $       525,000    $        505,612
        Bank of America Commercial
          Mortgage, Inc.
          4.890%, due 04/11/37........       1,267,643           1,257,321
        Citigroup, Inc.
          5.625%, due 08/27/12........       1,000,000           1,001,318
        General Electric Capital Corp.
         5.355%, due 10/24/08(b)......      52,000,000          52,037,440
         5.450%, due 01/15/13.........         375,000             371,526
         6.750%, due 03/15/32.........         165,000             179,578
        GMAC LLC
         6.610%, due 05/15/09.........       1,600,000           1,600,768
         7.000%, due 02/01/12.........       4,800,000           4,712,151
        Goldman Sachs Group, Inc.
          5.700%, due 09/01/12........          55,000              55,027
        HSBC Capital Funding LP
          9.547%, due 12/31/49
          (144A)(a)...................         350,000             386,742
        HSBC Finance Corp.
         5.360%, due 05/21/08(b)......       1,100,000           1,100,760
         5.415%, due 10/21/09(b)......      11,600,000          11,607,297
        ING Capital Funding Trust III
          8.439%, due 12/31/49........         200,000             217,261
        JPMorgan Chase Commercial
          Mortgage Securities
          3.890%, due 01/12/37........       2,216,591           2,167,267
        Lehman Brothers Holdings, Inc.
          5.410%, due 12/23/08(b).....      12,500,000          12,513,325
        Mid-State Trust
          7.791%, due 03/15/38........         259,561             274,175
        Mizuho JGB Investment
          9.870%, due 12/31/49
          (144A)(a)...................         410,000             426,304
        Mizuho Preferred Capital
          8.790%, due 12/29/49
          (144A)(a)...................         390,000             401,524
        Morgan Stanley
          5.809%, due 10/18/16(b).....       3,900,000           3,902,648
        Morgan Stanley Group, Inc.
          5.300%, due 03/01/13........         800,000             785,083
        Nisource Finance Corp.
          6.150%, due 03/01/13........         475,000             479,260
        Prudential Holding LLC
          8.695%, due 12/18/23
          (144A)(a)...................         150,000             181,612
        RBS Capital Trust II
          6.425%, due 12/29/49........         120,000             116,976
        RBS Capital Trust III
          5.512%, due 09/29/49........         815,000             784,452

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                  PAR             VALUE
     DESCRIPTION                              AMOUNT          (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - CONTINUED
     SLC Student Loan Trust
       5.313%, due 02/15/15(b)........... $     2,100,000 $      2,099,673
     SLM Corp.
       6.000%, due 06/30/08(c)(d)........      13,200,000       13,134,000
     SLM Student Loan Trust
       5.345%, due 07/25/17(b)...........       6,400,000        6,405,139
     Small Business Administration
      7.449%, due 08/01/10...............         228,544          231,878
      6.353%, due 03/01/11...............          62,647           63,457
      5.500%, due 10/01/18...............         133,428          133,692
                                                          ----------------
                                                               119,412,518
                                                          ----------------
     FOOD & DRUG RETAILING - 0.0%
     Safeway, Inc.
       4.125%, due 11/01/08..............         480,000          472,708
                                                          ----------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
     Boston Scientific Corp.
       6.000%, due 06/15/11..............       5,000,000        4,982,150
                                                          ----------------
     HEALTH CARE PROVIDERS & SERVICES - 0.2%
     HCA, Inc.
       1.000%, due 11/14/13(a)...........       4,987,500        5,019,061
     UnitedHealth Group, Inc.
       3.300%, due 01/30/08..............         340,000          335,675
                                                          ----------------
                                                                 5,354,736
                                                          ----------------
     HOME EQUITY - 0.2%
     Asset Backed Securities Corp. Home
       Equity
       5.400%, due 05/25/37(b)...........       1,937,703        1,940,288
     Bear Stearns Asset Backed Securities
       Trust
       5.820%, due 06/25/35..............         319,028          319,620
     Morgan Stanley ABS Capital I
       5.380%, due 05/25/37..............       3,499,691        3,501,601
     Option One Mortgage Loan Trust
       5.380%, due 07/25/37..............       2,942,058        2,942,058
                                                          ----------------
                                                                 8,703,567
                                                          ----------------
     HOMEBUILDERS - 0.1%
     C8 Capital SPV, Ltd.
       6.640%, due 12/31/49(a)(d)........       2,100,000        2,083,914
                                                          ----------------
     HOTELS, RESTAURANTS & LEISURE - 0.3%
     Hilton Hotels Corp.
       7.625%, due 05/15/08..............       1,000,000        1,018,750
     Mandalay Resort Group
      10.250%, due 08/01/07..............       7,000,000        7,026,250
      6.500%, due 07/31/09...............         800,000          804,000
                                                          ----------------
                                                                 8,849,000
                                                          ----------------
     HOUSEHOLD DURABLES - 0.0%
     Centex Corp.
       5.700%, due 05/15/14..............         280,000          262,321
                                                          ----------------

     ---------------------------------------------------------------------
     SECURITY                                  PAR             VALUE
     DESCRIPTION                              AMOUNT          (NOTE 2)
     ---------------------------------------------------------------------

     INSURANCE - 0.0%
     Nationwide Financial Services, Inc.
      6.250%, due 11/15/11............... $        55,000 $         56,315
      5.900%, due 07/01/12...............          60,000           60,706
                                                          ----------------
                                                                   117,021
                                                          ----------------
     MEDIA - 0.0%
     Comcast Corp.
       7.050%, due 03/15/33..............          75,000           77,643
     Cox Communications, Inc.
       4.625%, due 06/01/13..............         430,000          403,246
     News America Holdings, Inc.
      8.250%, due 08/10/18...............         110,000          126,203
      7.750%, due 01/20/24...............          25,000           27,502
     Time Warner Cos, Inc.
      9.150%, due 02/01/23...............         155,000          187,819
      8.375%, due 03/15/23...............         260,000          299,148
      7.625%, due 04/15/31...............         310,000          333,067
                                                          ----------------
                                                                 1,454,628
                                                          ----------------
     METALS & MINING - 0.2%
     Vale Overseas, Ltd.
       6.875%, due 11/21/36..............       8,200,000        8,263,025
                                                          ----------------
     OIL & GAS - 0.4%
     Duke Capital LLC
      6.250%, due 02/15/13...............         375,000          380,861
      8.000%, due 10/01/19...............          55,000           61,164
     El Paso Corp.
      6.375%, due 02/01/09...............       1,000,000        1,007,360
      7.750%, due 01/15/32...............       2,815,000        2,849,653
     Husky Energy, Inc.
       6.150%, due 06/15/19..............         215,000          212,666
     Kinder Morgan Energy Partners
      7.400%, due 03/15/31...............         225,000          237,867
      7.750%, due 03/15/32...............         135,000          148,068
      7.300%, due 08/15/33...............          90,000           94,264
     Magellan Midstream Partners
       5.650%, due 10/15/16..............         385,000          371,371
     Pemex Project Funding Master Trust
      7.375%, due 12/15/14...............       1,700,000        1,856,136
      8.625%, due 02/01/22...............       2,944,000        3,635,372
     Pioneer Natural Resource
       5.875%, due 07/15/16..............         405,000          365,999
     Transcontinental Gas Pipe Line Corp.
       8.875%, due 07/15/12..............          35,000           39,375
     Valero Energy Corp.
       7.500%, due 04/15/32..............         225,000          246,438
     Williams Cos., Inc. (The)
      6.750%, due 04/15/09
        (144A)(a)........................       1,000,000        1,015,000
      6.375%, due 10/01/10(a)............       2,900,000        2,921,750
                                                          ----------------
                                                                15,443,344
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     -------------------------------------------------------------------------
     SECURITY                                   PAR                VALUE
     DESCRIPTION                               AMOUNT             (NOTE 2)
     -------------------------------------------------------------------------

     PAPER & FOREST PRODUCTS - 0.0%
     International Paper Co.
       5.850%, due 10/30/12............... $        28,000    $         27,962
                                                              ----------------
     PHARMACEUTICALS - 0.1%
     Wyeth
      5.500%, due 03/15/13................       2,500,000           2,476,848
      6.450%, due 02/01/24................         160,000             165,356
                                                              ----------------
                                                                     2,642,204
                                                              ----------------
     REAL ESTATE - 0.2%
     Health Care Property Investors, Inc.
       (REIT) 5.950%, due 09/15/11........       4,100,000           4,109,578
     Ventas Realty LP/Ventas Capital Corp.
       8.750%, due 05/01/09...............       1,500,000           1,576,875
                                                              ----------------
                                                                     5,686,453
                                                              ----------------
     RETAIL - MULTILINE - 0.7%
     CVS Caremark Corp.
       5.660%, due 06/01/10(b)............      17,200,000          17,233,702
     Federated Department Stores, Inc.
       6.300%, due 04/01/09...............          60,000              60,602
     Wal-Mart Stores, Inc.
       5.260%, due 06/16/08(b)............       8,300,000           8,298,896
                                                              ----------------
                                                                    25,593,200
                                                              ----------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
     BellSouth Corp. 4.240%,
       due 04/26/08 (144A)(a).............      17,400,000          17,247,593
     Deutsche Telekom International
       Finance BV
       8.250%, due 06/15/30...............          50,000              60,097
     France Telecom S.A.
       8.500%, due 03/01/31...............         165,000             207,918
     Nordic Telephone Term B
       3.161%, due 11/30/13(a)............       1,903,701           2,606,846
     Nordic Telephone Term C
       3.161%, due 11/30/14(a)............       2,350,000           3,221,515
     Qwest Capital Funding Inc.
       7.250%, due 02/15/11...............       8,000,000           8,000,000
     Qwest Communications
       International, Inc.
       7.500%, due 02/15/14...............         511,000             519,943
     Qwest Corp.
      5.625%, due 11/15/08................       2,000,000           2,002,500
      8.875%, due 03/15/12................       1,720,000           1,861,900
     SBC Communications, Inc.
      4.125%, due 09/15/09................       4,000,000           3,891,660
      5.100%, due 09/15/14................         380,000             362,995
      5.625%, due 06/15/16................         455,000             445,455
     Sprint Capital Corp.
       6.900%, due 05/01/19...............         220,000             218,221
     Verizon Global Funding Corp.
       7.375%, due 09/01/12...............         185,000             199,467

         -------------------------------------------------------------
         SECURITY                          PAR             VALUE
         DESCRIPTION                      AMOUNT          (NOTE 2)
         -------------------------------------------------------------

         TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
         Verizon New York, Inc.
          6.875%, due 04/01/12....... $       325,000 $        339,189
          7.375%, due 04/01/32.......         155,000          163,502
                                                      ----------------
                                                            41,348,801
                                                      ----------------
         TELECOMMUNICATION SERVICES - WIRELESS - 0.0%
         AT&T Wireless Services, Inc.
          7.875%, due 03/01/11.......         260,000          279,769
          8.125%, due 05/01/12.......           5,000            5,503
          8.750%, due 03/01/31.......         245,000          306,282
         Cingular Wireless LLC
           6.500%, due 12/15/11......         700,000          724,595
                                                      ----------------
                                                             1,316,149
                                                      ----------------
         TOBACCO - 0.1%
         Reynolds American, Inc.
           7.625%, due 06/01/16......       2,400,000        2,541,098
                                                      ----------------
         TRANSPORTATION - 0.0%
         Norfolk Southern Corp.
          5.590%, due 05/17/25.......          60,000           54,716
          7.800%, due 05/15/27.......           7,000            7,962
          5.640%, due 05/17/29.......         168,000          152,265
          7.250%, due 02/15/31.......          65,000           70,412
         Union Pacific Corp.
           6.625%, due 02/01/29......          50,000           50,675
                                                      ----------------
                                                               336,030
                                                      ----------------
         Total Domestic Bonds & Debt Securities
         (Cost $866,973,823)                               867,134,132
                                                      ----------------

         FOREIGN BONDS & DEBT SECURITIES - 16.1%
         ARUBA - 0.0%
         UFJ Finance Aruba AEC
           6.750%, due 07/15/13......         220,000          232,584
                                                      ----------------
         BRAZIL - 2.1%
         Federal Republic of Brazil
          10.000%, due 01/01/12(h)...       9,911,000       50,053,039
          10.000%, due 01/01/17(h)...       4,900,000       24,622,125
          10.250%, due 01/10/28(h)...       7,100,000        4,117,860
                                                      ----------------
                                                            78,793,024
                                                      ----------------
         CAYMAN ISLANDS - 0.1%
         Hutchison Whampoa
           International, Ltd.
           6.250%, due 01/24/14
           (144A)(a).................         245,000          248,798
         Mizuho Finance
           5.790%, due 04/15/14
           (144A)(a).................         315,000          314,920
         Petroleum Export, Ltd.
           5.265%, due 06/15/11
           (144A)(a).................       3,980,934        3,868,950
                                                      ----------------
                                                             4,432,668
                                                      ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                              PAR             VALUE
       DESCRIPTION                          AMOUNT          (NOTE 2)
       -----------------------------------------------------------------

       DENMARK - 0.8%
       Nykredit Realkredit A/S
         5.000%, due 10/01/38(i)....... $    50,292,277 $      8,615,595
       Realkredit Danmark A/S
        5.000%, due 10/01/38(i)........      98,278,839       16,783,168
        5.000%, due 10/01/38(b)(i).....      24,978,832        4,317,844
                                                        ----------------
                                                              29,716,607
                                                        ----------------
       FRANCE - 0.2%
       AXA S.A.
         8.600%, due 12/15/30..........          60,000           73,316
       France Telecom S.A.
         7.750%, due 03/01/11..........         400,000          427,690
       Sigmakalon Group B.V.
         4.588%, due 06/30/12(a)(c)(j).         846,000        1,144,825
        1.000%, due 09/19/12-
          09/19/13(a)(j)...............       3,473,618        4,728,528
                                                        ----------------
                                                               6,374,359
                                                        ----------------
       GERMANY - 11.8%
       Federal Republic of Germany
         4.500%, due 08/17/07(j).......     312,200,000      422,205,599
       Kappa Jefferson
         5.908%, due 11/29/13-
         11/29/14(c)(j)................       4,500,000        6,151,506
       UPC Broadband Term M1
         1.000%, due 12/31/14(a).......       4,049,167        5,481,472
                                                        ----------------
                                                             433,838,577
                                                        ----------------
       ITALY - 0.3%
       Telecom Italia Capital
         4.000%, due 11/15/08..........         270,000          264,347
       Unicredito Italiano S.p.A.
         5.370%, due 05/29/08
         (144A)(a).....................      10,100,000       10,097,231
                                                        ----------------
                                                              10,361,578
                                                        ----------------
       LUXEMBOURG - 0.2%
       Telecom Italia Capital S.A.
         4.000%, due 01/15/10..........         510,000          490,565
       VTB Capital SA for Vneshtorgbank
         5.955%, due 08/01/08
         (144A)(a)(b)..................       6,500,000        6,514,625
                                                        ----------------
                                                               7,005,190
                                                        ----------------
       NETHERLANDS - 0.0%
       Deutsche Telekom Finance
         5.250%, due 07/22/13(j).......         425,000          411,525
                                                        ----------------
       NORWAY - 0.0%
       Den Norske Bank
         7.729%, due 06/29/49(a).......         115,000          122,452
                                                        ----------------

         --------------------------------------------------------------
         SECURITY                           PAR             VALUE
         DESCRIPTION                       AMOUNT          (NOTE 2)
         --------------------------------------------------------------

         PANAMA - 0.1%
         Republic of Panama
          9.625%, due 02/08/11........ $       936,000 $      1,053,000
          9.375%, due 07/23/12........         410,000          471,500
          6.700%, due 01/26/36........       1,150,000        1,178,750
                                                       ----------------
                                                              2,703,250
                                                       ----------------
         RUSSIA - 0.0%
         Morgan Stanley (Gazprom)
           9.625%, due 03/01/13
           (144A)(a)..................         130,000          150,969
         Russian Federation
           11.000%, due 07/24/18......         100,000          139,225
                                                       ----------------
                                                                290,194
                                                       ----------------
         SINGAPORE - 0.0%
         United Overseas Bank, Ltd.
           5.375%, due 09/03/19
           (144A)(a)..................         470,000          453,591
                                                       ----------------
         SOUTH AFRICA - 0.0%
         South Africa Government
           International Bond
           5.875%, due 05/30/22.......         700,000          686,000
                                                       ----------------
         SOUTH KOREA - 0.5%
         Export-Import Bank Of Korea
           5.450%, due 06/01/09(b)....      16,200,000       16,199,595
         Industrial Bank of Korea
           4.000%, due 05/19/14
           (144A)(a)..................         335,000          325,897
         Korea Development Bank
           5.500%, due 04/03/10(b)....       1,600,000        1,601,378
         Korea First Bank, Ltd.
           7.267%, due 03/03/34
           (144A)(a)..................         240,000          252,971
         Woori Bank Korea
           5.750%, due 03/13/14
           (144A)(a)..................         305,000          305,141
                                                       ----------------
                                                             18,684,982
                                                       ----------------
         SWEDEN - 0.0%
         Skandinaviska Enskilda Banken
           4.958%, due 03/29/49
           (144A)(a)..................         415,000          386,386
         Swedbank
           9.000%, due 12/29/49
           (144A)(a)..................         180,000          193,911
                                                       ----------------
                                                                580,297
                                                       ----------------
         UKRAINE - 0.0%
         Republic of Ukraine
          6.875%, due 03/04/11........         200,000          204,240
          7.650%, due 06/11/13........         500,000          530,450
                                                       ----------------
                                                                734,690
                                                       ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                              PAR             VALUE
       DESCRIPTION                          AMOUNT          (NOTE 2)
       -----------------------------------------------------------------

       UNITED KINGDOM - 0.0%
       British Telecom Plc
         8.625%, due 12/15/10.......... $       190,000 $        207,781
       HBOS Capital Funding LP
         6.071%, due 06/30/49
         (144A)(a).....................          45,000           44,850
       HBOS Plc
        3.600%, due 08/15/07
          (144A)(a)....................         425,000          424,379
        5.375%, due 12/29/49
          (144A)(a)....................         285,000          276,337
       Standard Chartered Bank
         8.000%, due 05/30/31
         (144A)(a).....................         235,000          278,904
                                                        ----------------
                                                               1,232,251
                                                        ----------------
       Total Foreign Bonds & Debt Securities
       (Cost $593,985,383)                                   596,653,819
                                                        ----------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 75.5%
       Federal Home Loan Mortgage Corp.
        5.500%, due
          07/01/07-05/01/35............     437,232,055      410,219,944
        4.500%, due 10/01/07...........       1,587,235        1,580,394
        7.000%, due 09/01/10...........           7,434            7,597
        6.500%, due
          04/01/11-06/01/29............         207,207          213,974
        6.000%, due
          05/01/11-04/01/23............      11,323,811       11,388,090
        5.000%, due
          09/15/16-09/01/35............      96,405,994       94,768,512
        6.875%, due 11/15/23(b)........       1,785,916        1,897,878
        7.479%, due 01/01/29(b)........       2,263,172        2,300,862
        5.920%, due 05/15/29(b)........         197,329          197,988
        5.910%, due 11/01/31(b)........         209,415          211,802
        3.500%, due 07/15/32...........         384,772          358,903
        5.166%, due 08/01/32(b)........       1,463,629        1,468,465
        5.570%, due 07/15/34(b)........         581,445          584,083
        5.332%, due 09/01/35(b)........      13,808,913       13,760,319
        6.427%, due 07/25/44(b)........      24,465,939       24,672,965
        6.227%, due
          10/25/44-02/25/45(b).........       5,063,831        5,105,996
        5.500%, due TBA(e).............      13,500,000       13,019,062
       Federal National Mortgage Assoc.
        5.500%, due
          03/01/08-07/01/37............     404,872,798      401,916,210
        6.000%, due
          11/01/08-07/01/37............      12,189,136       12,232,455
        6.500%, due
          03/01/09-10/01/17............       2,090,659        2,124,349
        7.000%, due
          04/01/11-05/01/11............          52,039           53,080

         -------------------------------------------------------------
         SECURITY                          PAR             VALUE
         DESCRIPTION                      AMOUNT          (NOTE 2)
         -------------------------------------------------------------

         U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
          8.000%, due
            11/01/13-10/01/25........ $        30,612 $         31,466
          5.000%, due
            02/01/18-06/01/37........     390,737,177      373,276,208
          7.067%, due 10/01/28(b)....         313,789          316,843
          7.500%, due 09/01/30.......           2,952            3,085
          6.771%, due 02/01/31(b)....       1,206,559        1,225,944
          7.248%, due 09/01/31(b)....         198,414          200,020
          5.720%, due 09/18/31(b)....       1,636,911        1,651,864
          6.220%, due 04/25/32(b)....         699,022          717,003
          5.482%, due 07/01/32(b)....         209,371          210,899
          5.474%, due 09/01/32(b)....         828,937          835,222
          4.816%, due 11/01/32(b)....       1,244,055        1,253,355
          4.984%, due 09/01/34(b)....       8,299,419        8,176,318
          6.129%, due 09/01/34(b)....         504,830          511,673
          4.187%, due 11/01/34(b)....      19,893,567       19,981,941
          4.704%, due 12/01/34(b)....       4,455,282        4,395,010
          4.766%, due 12/01/34(b)....      12,326,311       12,213,480
          4.673%, due 05/25/35(b)....       8,600,000        8,489,602
          4.734%, due 09/01/35(b)....      10,764,064       10,688,788
          4.847%, due 11/01/35(b)....       4,214,468        4,178,210
          6.968%, due 11/01/35(b)....       2,071,136        2,141,072
          6.272%, due 12/01/36(b)....       1,564,558        1,580,506
          6.227%, due
            08/01/41-10/01/44(b).....       9,475,797        9,610,535
          6.277%, due 09/01/41(b)....       3,703,648        3,734,275
          6.226%, due 08/01/42(b)....       1,071,207        1,089,605
          5.500%, due TBA(e).........   1,167,500,000    1,125,994,943
          6.000%, due TBA(e).........      30,500,000       30,140,702
          6.500%, due TBA(e).........      60,000,000       60,571,860
         Government National Mortgage
           Assoc.
          8.250%, due 02/15/09.......           4,066            4,075
          6.000%, due 04/15/14.......          71,505           71,951
          6.375%, due
            02/20/22-02/20/27(b).....         210,295          212,547
          5.375%, due
            04/20/22-05/20/32(b).....         671,127          679,433
          7.000%, due 10/15/23.......          52,572           54,802
          7.500%, due
            01/15/26-04/15/31........       6,195,388        6,545,860
          6.125%, due
            01/20/26-11/20/30(b).....         401,782          406,755
          5.750%, due
            08/20/27-03/20/32(b).....         191,120          192,817
          5.500%, due
            09/20/27-09/20/33(b).....      14,262,659       13,788,069
          6.250%, due
            02/20/28-01/20/30(b).....         269,558          271,598

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                             SHARES/PAR         VALUE
      DESCRIPTION                            AMOUNT          (NOTE 2)
      -------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       5.875%, due 04/20/29(b).......... $        70,989 $         71,982
       5.820%, due 02/16/30(b)..........          55,624           56,275
       1.000%, due 05/20/30(b)..........         160,476          162,893
       5.620%, due 01/16/31(b)..........         163,497          164,314
       6.500%, due 10/20/31(b)..........           7,997            8,143
       6.000%, due
         07/20/32-03/20/33(b)...........          76,276           76,971
      U.S. Treasury Inflation Index Note
       3.875%, due 01/15/09.............         504,004          512,195
       0.875%, due 04/15/10.............      58,247,119       55,334,821
       2.000%, due 07/15/14.............      15,238,014       14,632,074
      U.S. Treasury Note
       4.750%, due 05/15/14.............      10,800,000       10,668,380
       4.500%, due 05/15/17.............         800,000          767,250
                                                         ----------------
      Total U. S. Government & Agency Obligations
      (Cost $2,809,317,013)                                 2,785,986,562
                                                         ----------------
      PREFERRED STOCK - 0.0%
      Home Ownership Funding 13.331%/
        1.000%*(c)(f)
        (Cost - $1,011,000).............           2,500          344,340
                                                         ----------------
      RIGHT - 0.0%
      United Mexican States(c)
        (Cost - $0).....................       1,500,000           11,100
                                                         ----------------
      OPTIONS - 0.4%
      Eurodollar Futures Calls,
        Expire 03/17/08.................       2,885,000          209,163
      Eurodollar Puts, Expire 05/20/10..       6,000,000          466,975
      Eurodollar Puts, Expire 05/21/08..       5,000,000          151,060
      Option On FNMA Puts,
        Expire 07/05/07.................     414,000,000                4
      OTC British Pound Calls,
        Expire 09/26/08.................     190,100,000          373,990
      OTC Eurodollar Calls,
        Expire 05/21/08.................      10,400,000          260,664
      OTC Eurodollar Calls,
        Expire 05/21/08.................       9,000,000          225,392
      OTC Eurodollar Calls,
        Expire 05/21/08.................       5,000,000          141,049
      OTC Eurodollar Calls,
        Expire 05/21/08.................       4,000,000          112,542
      OTC Eurodollar Calls,
        Expire 05/21/08.................       3,200,000           80,282
      OTC Eurodollar Calls,
        Expire 05/21/10.................       4,500,000          205,741
      OTC Eurodollar Calls,
        Expire 05/21/10.................       4,000,000          182,746
      OTC Eurodollar Calls,
        Expire 05/21/10.................       4,000,000          182,714

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                          SHARES          (NOTE 2)
       -----------------------------------------------------------------

       OPTIONS - CONTINUED
       OTC Eurodollar Calls,
         Expire 06/03/10............... $     9,300,000 $        425,324
       OTC Eurodollar Calls,
         Expire 06/04/08...............      11,200,000          313,739
       OTC Eurodollar Puts,
         Expire 05/20/10...............       6,000,000          312,187
       OTC Eurodollar Puts,
         Expire 05/21/08...............      10,400,000          349,595
       OTC Eurodollar Puts,
         Expire 05/21/08...............       9,000,000          302,984
       OTC Eurodollar Puts,
         Expire 05/21/08...............       4,000,000          120,302
       OTC Eurodollar Puts,
         Expire 05/21/08...............       3,200,000          107,568
       OTC Eurodollar Puts,
         Expire 05/21/10...............       4,500,000          225,611
       OTC Eurodollar Puts,
         Expire 05/21/10...............       4,000,000          200,651
       OTC Eurodollar Puts,
         Expire 05/21/10...............       4,000,000          200,532
       OTC Eurodollar Puts,
         Expire 06/03/10...............       9,300,000          468,601
       OTC Japanese Calls,
         Expire 06/03/10...............      23,600,000        1,399,338
       OTC Japanese Yen Calls,
         Expire 01/18/08...............      12,400,000          213,801
       OTC Japanese Yen Calls,
         Expire 03/17/10...............      30,000,000        2,804,340
       OTC Japanese Yen Calls,
         Expire 06/03/10...............       5,400,000          279,099
       OTC Japanese Yen Puts,
         Expire 06/03/10...............      23,600,000        1,002,150
       OTC Japanese Yen Puts,
         Expire 06/03/10...............       5,400,000          415,612
       OTC Japanese Yen Puts,
         Expire 06/04/08...............      11,200,000          590,441
       OTC Japanese Yen Puts,
         Expire 3/17/10................      30,000,000          887,190
       Swaption Calls, Expire 08/08/07.      64,400,000              681
       Swaption Calls, Expire 09/26/08.     169,700,000          333,856
       Swaption Calls, Expire 12/20/07.     139,300,000          171,197
       Swaption Puts, Expire 07/09/07..      32,800,000          181,630
       Swaption Puts, Expire 08/24/07..     440,900,000           12,627
       U.S. Treasury Bond Future Calls,
         Expires 08/24/07..............         901,000           28,156
                                                        ----------------
       Total Options
       (Cost $15,292,786)                                     13,939,534
                                                        ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                             PAR             VALUE
        DESCRIPTION                         AMOUNT          (NOTE 2)
        -------------------------------------------------------------------

        SHORT-TERM INVESTMENTS - 16.7%
        COMMERICAL PAPER - 14.4%
        Bank of Ireland
          5.165%, due 11/08/07
          (144A)(a).................... $    72,000,000 $     70,657,100
        BNP Paribas Finance, Inc.
          1.000%, due 07/03/08.........      14,100,000       14,094,437
        Danske Corp.
          5.205%, due 09/11/07(144A)...      17,800,000       17,614,702
        Dexia Delaware LLC
          5.420%, due 07/02/07.........      77,994,000       77,982,258
        Fortis Bank
          5.320%, due 06/30/08.........      14,000,000       14,004,627
        General Electric Capital Corp.
          5.170%, due 11/06/07.........      36,000,000       35,338,240
        Nordea Bank Finland Plc
          5.283%, due 12/01/08.........      38,100,000       38,085,553
        Rabobank USA Financial Corp.
          5.330%, due 07/02/07.........      46,100,000       46,093,175
        Royal Bank Canada
          5.267%, due 06/30/08.........      14,000,000       14,007,195
        Royal Bank of Scotland Plc
          1.000%, due 07/03/08.........      13,100,000       13,094,832
        Royal Bank Scotland Plc
          5.260%, due 03/26/08.........      29,200,000       29,193,632
        Societe Generale North America
         5.210%, due 09/10/07..........       1,100,000        1,088,697
         5.270%, due 03/26/08..........      30,200,000       30,193,414
        Swedbank
          5.225%, due 08/08/07.........      23,300,000       23,171,494
        UBS Finance (Delaware) LLC
         5.245%, due 09/14/07..........      91,300,000       90,302,357
         5.215%, due 09/17/07..........      16,200,000       16,016,954
        Westpac Banking Corp.
          5.200%, due 08/02/07.........       1,000,000          995,378
                                                        ----------------
                                                             531,934,045
                                                        ----------------
        REPURCHASE AGREEMENT - 0.3%
        State Street Bank & Trust Co.,
          Repurchase Agreement dated
          06/29/07 at 3.400% to be
          repurchased at $12,295,483 on
          07/02/07 collateralized by
          $12,255,000 FNMA at 5.750%
          due 02/15/08 with a value of
          $12,542,184..................      12,292,000       12,292,000
                                                        ----------------
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 2.0%
        Federal Home Loan Bank
          Discount Notes
          2.600%, due 07/02/07(g)......      44,000,000       43,993,644

         ----------------------------------------------------------------
         SECURITY                          PAR             VALUE
         DESCRIPTION                      AMOUNT          (NOTE 2)
         ----------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
         United States Treasury Bill
          4.485%, due 08/30/07(g).... $     1,200,000 $      1,190,950
          4.550%, due 08/30/07(g)....       2,350,000        2,332,022
          4.591%, due 08/30/07(g)....         310,000          307,607
          4.709%, due 08/30/07(g)....       1,750,000        1,736,146
          4.426%, due 09/13/07(g)....         160,000          158,538
          4.451%, due 09/13/07(g)....         900,000          891,731
          4.481%, due 09/13/07(g)....       2,250,000        2,229,188
          4.632%, due 09/13/07(g)....      15,235,000       15,089,379
          4.638%, due 09/13/07(g)....       5,220,000        5,170,046
                                                      ----------------
                                                            73,099,251
                                                      ----------------
         Total Short-Term Investments
         (Cost $617,325,296)                               617,325,296
                                                      ----------------

         TOTAL INVESTMENTS - 132.7%
         (Cost $4,921,104,161)                           4,899,299,897
                                                      ----------------

         Other Assets and Liabilities (net) - (32.7)%   (1,207,435,830)
                                                      ----------------

         TOTAL NET ASSETS - 100.0%                    $  3,691,864,067
                                                      ================

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $160,536,663 of net assets.

(b) Variable or floating rate security. The stated rate represents the rate at June 30, 2007.

(c) Illiquid securities representing in the aggregate 0.43% of net assets.

(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $15,787 of net assets.

(e) This security is traded on a "to-be-announced" basis.

(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(g) Zero coupon bond - Interest rate represents current yield to maturity.

(h) Par shown in Brazilian Real. Value is in USD.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



(i) Par shown in Danish Krone. Value is in USD.

(j) Par shown in Euro. Value is in USD.

AMBAC - Ambac Indemnity Corporation

FNMA - Federal National Mortgage Association

MTN - Medium-Term Note

REIT - Real Estate Investment Trust

TBA - To Be Announced

Term - Term Loan

The following table summarizes the credit composition of the Portfolio holdings of the PIMCO Total Return Portfolio at June 30, 2007 based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        70.05%
                  AA                                      12.82
                  A                                        6.68
                  BBB                                      3.26
                  BB                                       5.91
                  B                                        1.28
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                               STRIKE   NUMBER OF
CALL OPTIONS                        EXPIRATION PRICE    CONTRACTS      VALUE
--------------------------------------------------------------------------------
Swaption                             9/26/2008 $ 4.95  (60,600,000) $  (416,549)
Swaption                             9/26/2008   4.95  (73,800,000)    (371,720)
Swaption                             8/24/2007   5.70  (49,200,000)    (466,982)
Swaption                             7/19/2007  98.98  (83,000,000)  (1,131,871)
Swaption                             8/23/2007  99.18 (120,000,000)  (1,948,200)
Swaption                              8/8/2007   4.90  (28,000,000)      (1,632)
OTC USD ECAL Swaps Option           12/20/2007   5.15  (60,600,000)    (197,626)
                                                                    -----------
(Written Option Premium $3,586,349)                                 $(4,534,580)
                                                                    ===========

                                              STRIKE    NUMBER OF
 PUT OPTIONS                       EXPIRATION PRICE     CONTRACTS     VALUE
 -----------------------------------------------------------------------------
 Swaption                           7/9/2007  $  4.80 (115,900,000) $(271,223)
 U.S. Treasury Note Futures        8/24/2007   100.00       (4,409)   (68,890)
                                                                    ---------
 (Written Option Premium $760,037)                                  $(340,113)
                                                                    =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



   SECURITIES SOLD SHORT INTEREST RATE  MATURITY     PROCEEDS       VALUE
   --------------------------------------------------------------------------
    U.S. Treasury Bonds      4.75%      2/15/1937 $2,518,265,034 $255,891,245
    U.S. Treasury Notes      3.25%      8/15/2007     28,694,601   28,952,440
    U.S. Treasury Notes      3.00%     11/15/2007     29,213,638   29,798,460
    U.S. Treasury Notes      4.88%      2/15/2012     73,413,486   74,030,568
    U.S. Treasury Notes      4.75%      5/15/2014     23,316,216   22,522,136
    U.S. Treasury Notes      4.25%     11/15/2014    163,367,863  159,680,154
    U.S. Treasury Notes      4.63%      2/15/2017    127,540,905  128,456,383
    U.S. Treasury Notes      4.50%      5/15/2017    128,561,138  128,034,911
                                                  -------------- ------------
                                                  $3,092,372,881 $827,366,297
                                                  ============== ============

                                                                                            ACQUISITION
                                                                                             COST AS A
                                                                   ACQUISITION ACQUISITION  PERCENTAGE
ILLIQUID AND RESTRICTED SECURITIES                                    DATES       COST     OF NET ASSETS    VALUE
---------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 0.419%, due 05/25/35              3/6/2006  $   126,417     0.00%     $    41,117
First Horizon Alternative Mortgage Securities 0.119%, due 01/25/36   3/2/2006      178,068     0.00          126,716
Home Ownership Funding 13.331%/1.000%                              11/10/2004    1,011,000     0.03          344,340
Roundys, Inc. 7.72%, due 11/03/11                                    2/3/2006      994,754     0.03          996,042
Sigmakalon Group B.V. 4.588%, due 06/30/12                         11/10/2005      983,189     0.03        1,144,825
SLM Corp. 6.000%, due 06/30/08                                      6/28/2007   13,134,000     0.36       13,134,000
                                                                               -----------     ----      -----------
                                                                               $16,427,428     0.45%     $15,787,040
                                                                               ===========     ====      ===========

                                                                    VALUE AS A
                                                                   PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                                  NET ASSETS
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 0.419%, due 05/25/35                0.00%
First Horizon Alternative Mortgage Securities 0.119%, due 01/25/36     0.00
Home Ownership Funding 13.331%/1.000%                                  0.01
Roundys, Inc. 7.72%, due 11/03/11                                      0.03
Sigmakalon Group B.V. 4.588%, due 06/30/12                             0.03
SLM Corp. 6.000%, due 06/30/08                                         0.36
                                                                       ----
                                                                       0.43%
                                                                       ====


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

PIMCO TOTAL RETURN PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $4,887,007,897
   Repurchase Agreement                                                      12,292,000
   Cash                                                                             941
   Cash denominated in foreign currencies**                                  78,621,415
   Receivable for investments sold                                        1,817,491,202
   Receivable for Trust shares sold                                           6,749,628
   Interest receivable                                                       34,786,044
   Net variation margin on financial futures contracts (Note 7)               4,681,284
   Unrealized appreciation on forward currency contracts (Note 8)             1,858,129
                                                                         --------------
     Total assets                                                         6,843,488,540
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                2,259,164,822
     Trust shares redeemed                                                    1,319,038
     Securities sold short, at value*** (Note 2)                            827,366,297
     Open swap contracts at fair value (Note 10)                             37,159,531
     Unrealized depreciation on forward currency contracts (Note 8)           4,628,341
     Outstanding written options****                                          4,874,693
     Distribution and services fees--Class B                                    240,901
     Distribution and services fees--Class E                                     15,693
     Interest payable swap position                                          14,668,040
     Investment advisory fee payable (Note 3)                                 1,494,501
     Administration fee payable                                                  36,284
     Custodian and accounting fees payable                                      414,468
   Accrued expenses                                                             241,864
                                                                         --------------
     Total liabilities                                                    3,151,624,473
                                                                         --------------
NET ASSETS                                                               $3,691,864,067
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $3,703,983,851
   Accumulated net realized loss                                            (47,005,262)
   Unrealized depreciation on investments, futures contracts, options
    contracts, swap contracts and foreign currency                          (41,355,081)
   Undistributed net investment income                                       76,240,559
                                                                         --------------
     Total                                                               $3,691,864,067
                                                                         ==============
NET ASSETS
   Class A                                                               $2,387,544,481
                                                                         ==============
   Class B                                                                1,177,787,715
                                                                         ==============
   Class E                                                                  126,531,871
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  209,031,320
                                                                         ==============
   Class B                                                                  104,015,638
                                                                         ==============
   Class E                                                                   11,142,225
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        11.42
                                                                         ==============
   Class B                                                                        11.32
                                                                         ==============
   Class E                                                                        11.36
                                                                         ==============

----------------------------------------------------------------------------------------
*  Investments at cost, excluding Repurchase Agreements                  $4,908,812,161
** Cost of cash denominated in foreign currencies                            78,310,154
***Proceeds of short sales                                                3,092,372,881
****Cost of Swaps                                                            45,495,117
*****Cost of written options                                                  4,346,386

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

PIMCO TOTAL RETURN PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $    100,819
   Interest                                                                 84,741,276
                                                                          ------------
       Total investment income                                              84,842,095
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          7,833,146
   Administration fees                                                         110,071
   Custody and accounting fees                                                 136,228
   Distribution fee--Class B                                                 1,478,584
   Distribution fee--Class E                                                    96,814
   Transfer agent fees                                                          16,596
   Audit                                                                        13,675
   Legal                                                                         7,448
   Trustee fees and expenses                                                     3,505
   Shareholder reporting                                                       134,658
   Insurance                                                                    20,535
   Other                                                                         2,254
                                                                          ------------
       Total expenses                                                        9,853,514
                                                                          ------------
   Net investment income                                                    74,988,581
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND
FOREIGN CURRENCY:
   Net realized gain (loss) on:
       Investments                                                         (17,511,834)
       Futures contracts                                                   (21,013,353)
       Options contracts                                                     2,175,742
       Swap contracts                                                          (15,912)
       Foreign currency                                                       (258,088)
                                                                          ------------
   Net realized loss on investments, futures contracts, options
       contracts, swap contracts and foreign currency                      (36,623,445)
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (25,540,378)
       Futures contracts                                                   (11,296,131)
       Options contracts                                                    (2,059,846)
       Swap contracts                                                       (1,979,322)
       Foreign currency                                                     (1,257,753)
                                                                          ------------
   Net change in unrealized depreciation on investments, futures contracts, options contracts, swap contracts, and foreign
       currency                                                            (42,133,430)
                                                                          ------------
   Net realized and change in unrealized loss on investments, futures contracts, options contracts, swap contracts and foreign
       currency                                                            (78,756,875)
                                                                          ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $ (3,768,294)
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

PIMCO TOTAL RETURN PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   74,988,581  $  102,357,550
   Net realized gain (loss) on investments, futures contracts,
       options contracts, swap contracts and foreign currency               (36,623,445)      5,102,371
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency                                       (42,133,430)      8,694,063
                                                                         --------------  --------------
   Net increase (decrease) in net assets resulting from operations           (3,768,294)    116,153,984
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (62,028,481)    (29,094,951)
     Class B                                                                (39,544,590)    (30,169,751)
     Class E                                                                 (4,411,449)     (3,863,607)
   From net realized gains
     Class A                                                                         --        (429,561)
     Class B                                                                         --        (483,466)
     Class E                                                                         --         (60,274)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (105,984,520)    (64,101,610)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              1,000,134,506     612,875,519
     Class B                                                                 82,979,005     174,431,330
     Class E                                                                  4,445,928       7,736,408
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 62,028,481      29,524,512
     Class B                                                                 39,544,590      30,653,217
     Class E                                                                  4,411,449       3,923,881
   Cost of shares repurchased
     Class A                                                                (51,788,706)   (137,417,970)
     Class B                                                               (126,118,237)   (116,201,961)
     Class E                                                                (10,660,490)    (27,861,563)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions             1,004,976,526     577,663,373
                                                                         --------------  --------------
   Total increase in net assets                                             895,223,712     629,715,747
   Net assets at beginning of period                                      2,796,640,355   2,166,924,608
                                                                         --------------  --------------
   Net assets at end of period                                           $3,691,864,067  $2,796,640,355
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   76,240,559  $  107,236,497
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                               CLASS A
PIMCO TOTAL RETURN PORTFOLIO                                 ----------------------------------------------------------------
                                                             FOR THE PERIOD
                                                                 ENDED                     FOR THE YEARS ENDED DECEMBER 31,
                                                             JUNE 30, 2007   ------------------------------------------------
                                                              (UNAUDITED)        2006        2005        2004        2003
                                                             --------------  --------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  11.80     $  11.60     $ 11.40     $ 11.61     $ 11.34
                                                                --------     --------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        0.28 (a)     0.49 (a)    0.40 (a)    0.20 (a)    0.28 (a)
Net Realized/Unrealized Gain (Loss) on Investments..........       (0.24)        0.04       (0.12)       0.40        0.23
                                                                --------     --------     -------     -------     -------
Total from Investment Operations............................        0.04         0.53        0.28        0.60        0.51
                                                                --------     --------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................       (0.42)       (0.32)      (0.01)      (0.81)      (0.13)
Distributions from Net Realized Capital Gains...............          --        (0.01)      (0.07)         --       (0.11)
                                                                --------     --------     -------     -------     -------
Total Distributions.........................................       (0.42)       (0.33)      (0.08)      (0.81)      (0.24)
                                                                --------     --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD..............................    $  11.42     $  11.80     $ 11.60     $ 11.40     $ 11.61
                                                                ========     ========     =======     =======     =======
TOTAL RETURN                                                        0.21%        4.80%       2.46%       5.25%       4.53%
Ratio of Expenses to Average Net Assets**...................        0.53%*       0.58%       0.57%       0.57%       0.59%
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................        0.53%*       0.58%       0.57%        N/A        0.57%(b)
Ratio of Net Investment Income to Average Net Assets........        4.86%*       4.28%       3.42%       1.69%       2.43%
Portfolio Turnover Rate.....................................       347.9%       161.2%      344.2%      416.0%      547.1%
Net Assets, End of Period (in millions).....................    $2,387.5     $1,445.1      $912.6      $578.0      $194.5

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


PIMCO TOTAL RETURN PORTFOLIO                                 --------


                                                             --------
                                                                2002
                                                             -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $ 10.35
                                                             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................    0.33(a)
Net Realized/Unrealized Gain (Loss) on Investments..........    0.66
                                                             -------
Total from Investment Operations............................    0.99
                                                             -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................      --
Distributions from Net Realized Capital Gains...............      --
                                                             -------
Total Distributions.........................................      --
                                                             -------
NET ASSET VALUE, END OF PERIOD.............................. $ 11.34
                                                             =======
TOTAL RETURN                                                    9.57%
Ratio of Expenses to Average Net Assets**...................    0.65%
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................    0.64%(b)
Ratio of Net Investment Income to Average Net Assets........    3.06%
Portfolio Turnover Rate.....................................   474.4%
Net Assets, End of Period (in millions).....................  $155.0


                                                                                                 CLASS B
                                                             --------------------------------------------------------------------
                                                             FOR THE PERIOD
                                                                 ENDED                       FOR THE YEARS ENDED DECEMBER 31,
                                                             JUNE 30, 2007   ----------------------------------------------------
                                                              (UNAUDITED)        2006         2005          2004         2003
                                                             --------------  --------     ---------     ---------     -------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  11.69     $  11.50     $   11.32     $   11.54     $ 11.29
                                                                --------     --------     ---------     ---------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        0.27 (a)     0.46 (a)      0.37 (a)      0.19 (a)    0.24 (a)
Net Realized/Unrealized Gain (Loss) on Investments..........       (0.25)        0.04         (0.12)         0.38        0.25
                                                                --------     --------     ---------     ---------     -------
Total from Investment Operations............................        0.02         0.50          0.25          0.57        0.49
                                                                --------     --------     ---------     ---------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................       (0.39)       (0.30)           --         (0.79)      (0.13)
Distributions from Net Realized Capital Gains...............          --        (0.01)        (0.07)           --       (0.11)
                                                                --------     --------     ---------     ---------     -------
Total Distributions.........................................       (0.39)       (0.31)        (0.07)        (0.79)      (0.24)
                                                                --------     --------     ---------     ---------     -------
NET ASSET VALUE, END OF PERIOD..............................    $  11.32     $  11.69     $   11.50     $   11.32     $ 11.54
                                                                ========     ========     =========     =========     =======
TOTAL RETURN                                                        0.05%        4.52%         2.25%         4.98%       4.53%
Ratio of Expenses to Average Net Assets**...................        0.78%*       0.83%         0.82%         0.81%       0.83%
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................        0.78%*       0.83%         0.82%          N/A        0.82%(b)
Ratio of Net Investment Income to Average Net Assets........        4.67%*       4.01%         3.13%         1.66%       2.07%
Portfolio Turnover Rate.....................................       347.9%       161.2%        344.2%        416.0%      547.1%
Net Assets, End of Period (in millions).....................    $1,177.8     $1,219.1      $1,107.7      $1,028.5      $893.8


                                                             --------


                                                             --------
                                                                2002
                                                             -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $ 10.33
                                                             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................    0.31(a)
Net Realized/Unrealized Gain (Loss) on Investments..........    0.65
                                                             -------
Total from Investment Operations............................    0.96
                                                             -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................      --
Distributions from Net Realized Capital Gains...............      --
                                                             -------
Total Distributions.........................................      --
                                                             -------
NET ASSET VALUE, END OF PERIOD.............................. $ 11.29
                                                             =======
TOTAL RETURN                                                    9.29%
Ratio of Expenses to Average Net Assets**...................    0.90%
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................    0.90%(b)
Ratio of Net Investment Income to Average Net Assets........    2.85%
Portfolio Turnover Rate.....................................   474.4%
Net Assets, End of Period (in millions).....................  $427.7

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS E
PIMCO TOTAL RETURN PORTFOLIO                            --------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                            ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30, 2007  -----------------------------------------------------
                                                         (UNAUDITED)      2006       2005        2004        2003        2002
                                                        -------------- ------     -------     -------     -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $11.73     $11.53     $ 11.34     $ 11.56     $ 11.30     $10.33
                                                            ------     ------     -------     -------     -------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................       0.28 (a)   0.47 (a)    0.39 (a)    0.21 (a)    0.23 (a)   0.33(a)
Net Realized/Unrealized Gain (Loss) on Investments.....      (0.25)      0.05       (0.13)       0.37        0.27       0.64
                                                            ------     ------     -------     -------     -------     ------
Total from Investment Operations.......................       0.03       0.52        0.26        0.58        0.50       0.97
                                                            ------     ------     -------     -------     -------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      (0.40)     (0.31)         --       (0.80)      (0.13)        --
Distributions from Net Realized Capital Gains..........         --      (0.01)      (0.07)         --       (0.11)        --
                                                            ------     ------     -------     -------     -------     ------
Total Distributions....................................      (0.40)     (0.32)      (0.07)      (0.80)      (0.24)        --
                                                            ------     ------     -------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD.........................     $11.36     $11.73     $ 11.53     $ 11.34     $ 11.56     $11.30
                                                            ======     ======     =======     =======     =======     ======
TOTAL RETURN                                                  0.05%      4.67%       2.33%       5.06%       4.44%      9.39%
Ratio of Expenses to Average Net Assets**..............       0.68%*     0.72%       0.72%       0.71%       0.73%      0.80%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................       0.68%*     0.72%       0.72%        N/A        0.71%(b)   0.80%(b)
Ratio of Net Investment Income to Average Net Assets...       4.77%*     4.10%       3.24%       1.76%       2.02%      3.00%
Portfolio Turnover Rate................................      347.9%     161.2%      344.2%      416.0%      547.1%     474.4%
Net Assets, End of Period (in millions)................     $126.5     $132.5      $146.6      $146.6      $119.3      $29.2

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is PIMCO Total Return Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                        Expiring
              Portfolio                       Total    12/31/2014
              ---------                    ----------- -----------

              PIMCO Total Return Portfolio $11,799,340 $11,799,340

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


K. SWAP AGREEMENTS - The Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment adviser believes such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

L. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. REVERSE REPURCHASE AGREEMENTS - The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the period ended June 30, 2007 was approximately $1,163,887,870.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                               Management Fees
                              earned by Manager
                             for the period ended
Portfolio                       June 30, 2007     % per annum Average Daily Assets
---------                    -------------------- ----------- --------------------

PIMCO Total Return Portfolio      $7,833,146         0.50%            All

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                                  Net Increase
                                                     Shares Issued                 (Decrease)
                              Beginning    Shares   Through Dividend   Shares      in Shares     Ending
                               Shares       Sold      Reinvestment   Repurchased  Outstanding    Shares
-                            ----------- ---------- ---------------- -----------  ------------ -----------

PIMCO Total Return Portfolio

 Class A

 06/30/2007                  122,425,419 85,716,949    5,324,333      (4,435,381)  86,605,901  209,031,320
 12/31/2006                   78,649,719 53,129,683    2,633,766     (11,987,749)  43,775,700  122,425,419

 Class B

 06/30/2007                  104,268,472  7,188,342    3,420,812     (10,861,988)    (252,834) 104,015,638
 12/31/2006                   96,335,613 15,269,408    2,754,108     (10,090,657)   7,932,859  104,268,472

 Class E

 06/30/2007                   11,293,528    384,591      380,625        (916,519)    (151,303)  11,142,225
 12/31/2006                   12,709,648    669,480      351,918      (2,437,518)  (1,416,120)  11,293,528

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                       Purchases                        Sales
-                            ------------------------------ ------------------------------
                             U.S. Government Non-Government U.S. Government Non-Government
-                            --------------- -------------- --------------- --------------

PIMCO Total Return Portfolio $12,217,613,670 $1,218,444,985 $11,270,770,433  $138,611,553

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal        Gross        Gross
                               Income Tax    Unrealized   Unrealized   Net Unrealized
Portfolio                         Cost      Appreciation Depreciation   Depreciation
---------                    -------------- ------------ ------------  --------------

PIMCO Total Return Portfolio $4,921,104,161 $11,959,129  $(33,763,393)  $(21,804,264)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                               Ordinary Income    Long-Term Capital Gain          Total
-                            -------------------- ---------------------- -----------------------
                                2006       2005     2006       2005         2006        2005
-                            ----------- -------- --------  -----------  ----------- -----------

PIMCO Total Return Portfolio $63,128,395 $488,706 $973,395  $13,857,166  $64,101,790 $14,345,872

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                             Undistributed Undistributed     Net
                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                Income         Gain      Appreciation   and Deferrals       Total
-                            ------------- ------------- ------------ ------------------ -----------

PIMCO Total Return Portfolio $105,978,367       $--       $3,454,001     $(11,799,340)   $97,633,028

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2007 and the description and unrealized appreciation or depreciation were as follows:

                                                                                                            Unrealized
                                                                                                          Appreciation/
                 Description                      Expiration Date     Number of Contracts Notional Value  (Depreciation)
---------------------------------------------- ---------------------- ------------------- --------------  --------------
Euribor Future                                 September 2007 - Long          390         $   93,249,000   $   (689,317)
Euribor Future                                 September 2008 - Long        1,856            442,145,600        (62,731)
LIBOR Futures                                  March 2008 - Long            3,030            354,850,875     (4,657,021)
LIBOR Futures                                  June 2008 - Long               925            108,305,938     (1,770,314)
LIBOR Futures                                  December 2007 - Long         1,094            128,189,450     (1,645,588)
LIBOR Futures                                  December 2008 - Long         1,231            144,150,100     (2,589,184)
LIBOR Futures                                  September 2008 - Long          494             57,841,225     (1,028,151)
Libor Option Put                               March 2008 - Long            1,200                 45,000         75,227
Option on Future                               December 2007 - Long         2,400                      0        (30,091)
LIBOR Futures                                  March 2008 - Long            2,110                 39,563         52,910
EuroDollar Futures                             March 2009 - Long            2,559            606,099,150       (799,688)
EuroDollar Futures                             December 2008 - Long         3,117            738,573,150        799,025
EuroDollar Futures                             June 2008 - Long            11,810          2,799,708,125    (12,552,938)
EuroDollar Futures                             March 2008 - Long              296             70,144,600         74,000
EuroDollar Futures                             September 2008 - Long        6,250          1,481,484,375        491,875
EuroDollar Futures                             December 2007 - Long         1,891            447,765,163        141,825
U.S. Treasury Note 10 Year Futures             September 2007 - Long        2,748            290,472,188      2,376,406
Germany Federal Republic Bonds 5 Year Futures  September 2007 - Short        (272)           (28,851,040)         7,355
Germany Federal Republic Bonds 10 Year Futures September 2007 - Short        (392)           (43,414,000)      (272,634)
U.S. Treasury Bond Futures                     September 2007 - Short      (1,610)          (173,477,500)    (2,941,000)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                           Value at   In exchange Appreciation/
     Settlement Date Contracts to Deliver 06/30/2007  for U.S. $  (Depreciation)
     --------------- -------------------- ----------- ----------- --------------

       07/19/2007      1,293,000    AUD   $ 1,097,287 $ 1,088,724   $   8,563

       07/26/2007      1,180,000    AUD     1,001,211     998,280       2,931

       07/03/2007     47,727,397    BRL    24,665,321  24,812,787    (147,466)

       07/03/2007     48,295,236    BRL    24,958,778  25,107,999    (149,221)

       07/05/2007     48,958,243    BRL    25,573,674  25,426,249     147,425

       10/02/2007      6,171,600    BRL     3,152,986   2,960,000     192,986

       10/02/2007      6,706,610    BRL     3,426,315   3,236,000     190,315

       10/02/2007      6,463,906    BRL     3,302,322   3,095,000     207,322

       10/02/2007      6,470,313    BRL     3,305,594   3,125,000     180,594

       10/02/2007     10,474,884    BRL     5,351,475   5,064,000     287,475

       10/02/2007      5,204,264    BRL     2,658,787   2,608,000      50,787

       10/02/2007     14,379,598    BRL     7,346,340   7,316,000      30,340

       10/02/2007     30,090,998    BRL    15,373,078  15,463,000     (89,922)

       10/02/2007     31,416,053    BRL    16,050,031  16,173,000    (122,969)

       10/02/2007     13,863,100    BRL     7,082,468   7,064,000      18,468

       10/02/2007     14,368,080    BRL     7,340,455   7,312,000      28,455

       10/02/2007     11,166,918    BRL     5,705,025   5,657,000      48,025

       10/02/2007     12,148,383    BRL     6,206,442   6,162,000      44,442

       10/04/2008        265,827    BRL       133,819     122,727      11,092

       10/04/2008      8,500,000    BRL     4,278,937   4,027,482     251,455

       10/04/2008     33,057,102    BRL    16,641,089  16,368,954     272,135

       10/04/2008     21,827,600    BRL    10,988,108  11,080,000     (91,892)

       03/13/2008    486,000,000    CLP       920,017     922,464      (2,447)

       03/13/2008     52,600,000    CLP        99,574      99,621         (47)

       11/21/2007     60,868,550    CNY     8,137,833   8,105,000      32,833

       11/21/2007     58,112,151    CNY     7,769,316   7,739,000      30,316

       11/26/2007     74,910,000    CNY    10,021,807  10,000,000      21,807

       11/26/2007     71,636,433    CNY     9,583,854   9,563,000      20,854

       01/10/2008     12,328,300    CNY     1,659,181   1,670,615     (11,434)

       01/10/2008     50,985,200    CNY     6,861,746   6,922,164     (60,418)

       01/10/2008     20,203,315    CNY     2,719,025   2,735,353     (16,328)

       01/10/2008     27,698,910    CNY     3,727,805   3,753,240     (25,435)

       01/10/2008     20,629,260    CNY     2,776,350   2,793,022     (16,672)

       01/10/2008     20,629,260    CNY     2,776,350   2,794,611     (18,261)

       01/10/2008     33,453,140    CNY     4,502,227   4,521,000     (18,773)

       01/10/2008     25,805,968    CNY     3,473,047   3,488,000     (14,953)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                 Net Unrealized
                                          Value at   In exchange Appreciation/
    Settlement Date Contracts to Deliver 06/30/2007  for U.S. $  (Depreciation)
    --------------- -------------------- ----------- ----------- --------------

      01/10/2008       25,595,136   CNY  $ 3,444,673 $ 3,456,000   $ (11,327)

      01/10/2008       26,667,926   CNY    3,589,052   3,601,000     (11,948)

      01/10/2008       13,840,539   CNY    1,862,703   1,869,459      (6,756)

      01/10/2008       71,430,000   CNY    9,613,271   9,624,739     (11,468)

      09/06/2007          401,000   DKK       72,994      72,374         620

      09/06/2007        2,124,000   GBP    4,256,762   4,240,350      16,412

      09/06/2007        2,124,000   GBP    4,256,762   4,240,350      16,412

      10/03/2007        9,823,200   INR      240,446     240,000         446

      10/03/2007       16,213,400   INR      396,861     393,052       3,809

      07/24/2007    2,893,754,000   JPY   23,522,439  23,920,858    (398,419)

      07/18/2007    6,500,241,000   KRW    7,041,124   6,986,502      54,622

      07/30/2007    5,383,201,050   KRW    5,833,949   5,807,747      26,202

      08/27/2007      318,571,000   KRW      345,472     345,597        (125)

      09/21/2007      454,926,000   KRW      493,610     483,804       9,806

      09/21/2007    1,800,000,000   KRW    1,953,062   1,947,736       5,326

      09/27/2007    2,103,175,300   KRW    2,282,314   2,277,643       4,671

      03/13/2008      116,747,437   MXN   10,647,874  10,363,732     284,142

      03/13/2008       15,600,000   MXN    1,422,788   1,402,046      20,742

      03/13/2008       19,298,888   MXN    1,760,143   1,757,000       3,143

      07/10/2007        8,440,432   MYR    2,445,722   2,464,000     (18,278)

      10/17/2007        8,440,432   MYR    2,445,722   2,457,185     (11,463)

      09/06/2007       49,884,000   NOK    8,471,039   8,325,517     145,522

      07/21/2007          192,000   NZD      148,258     144,192       4,066

      09/28/2007        2,373,693   PLN      853,555     854,000        (445)

      03/13/2008       25,304,095   PLN    9,110,255   8,757,560     352,695

      03/13/2008        3,200,000   PLN    1,152,099   1,163,865     (11,766)

      09/19/2007        2,707,147   RUB      105,472     103,415       2,057

      09/19/2007        2,707,147   RUB      105,472     103,504       1,968

      11/02/2007       22,863,707   RUB      890,845     861,157      29,688

      12/07/2007      213,483,240   RUB    8,317,390   8,142,000     175,390

      12/10/2007        3,578,874   RUB      139,433     136,546       2,887

      12/10/2007        4,013,180   RUB      156,354     153,175       3,179

      12/10/2007        4,119,946   RUB      160,514     157,280       3,234

      01/11/2008       37,911,100   RUB    1,476,921   1,468,000       8,921

      01/11/2008       42,600,000   RUB    1,659,589   1,656,621       2,968

      01/11/2008       38,959,470   RUB    1,517,763   1,518,000        (237)

      07/03/2007        1,750,807   SGD    1,144,529   1,155,000     (10,471)

      07/18/2007       12,111,550   SGD    7,927,411   8,018,239     (90,828)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                            Net Unrealized
                       Contracts to   Value at  In exchange Appreciation/
      Settlement Date    Deliver     06/30/2007 for U.S. $  (Depreciation)
      --------------- -------------- ---------- ----------- --------------

        08/07/2007     1,625,621 SGD $1,065,769 $1,079,000    $  (13,231)

        08/07/2007     1,679,000 SGD  1,100,765  1,119,520       (18,755)

        09/21/2007       659,000 SGD    433,507    434,754        (1,247)

        09/21/2007     2,080,000 SGD  1,368,277  1,379,856       (11,579)

        10/03/2007     1,051,481 SGD    692,279    688,000         4,279

        10/03/2007       691,768 SGD    455,450    453,619         1,831

        07/02/2007    21,808,952 TWD    666,244    657,887         8,357

        08/02/2007    21,808,952 TWD    668,084    667,389           695
                                                              ----------
                                                              $1,858,129
                                                              ==========

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at   In exchange  Appreciation/
    Settlement Date Contracts to Deliver  06/30/2007  for U.S. $   (Depreciation)
    --------------- -------------------- ------------ ------------ --------------

      07/12/2007      3,125,999    AUD   $  2,653,312 $  2,628,965  $   (24,347)

      07/12/2007        202,000    AUD        171,455      169,481       (1,974)

      10/02/2007    101,140,000    BRL     51,671,040   52,000,000      328,960

      10/02/2007     48,700,000    BRL     24,880,162   25,000,000      119,838

      08/09/2007     39,319,000    CAD     37,004,826   36,784,373     (220,453)

      09/06/2007    169,594,000    DKK     30,871,145   30,803,349      (67,796)

      07/26/2007    380,028,000    EUR    514,231,605  509,862,286   (4,369,319)

      08/09/2007     29,941,000    GBP     60,031,323   59,775,859     (255,464)

      07/24/2007     25,063,000    JPY        203,729      206,976        3,247

      07/10/2007      8,440,432    MYR      2,445,722    2,441,548       (4,174)

      09/06/2007     25,096,523    GBP      4,261,760    4,240,350      (21,410)

      09/06/2007     25,087,849    NOK      4,260,287    4,240,350      (19,937)

      07/05/2007      4,936,000    NZD      3,813,544    3,725,051      (88,493)

      07/03/2007      1,059,038    SGD        692,310      688,000       (4,310)

      07/03/2007        691,768    SGD        452,220      450,341       (1,879)

      07/02/2007     21,808,952    TWD        666,244      665,414         (830)
                                                                    -----------
                                                                    $(4,628,341)
                                                                    ===========

 AUD - Australian Dollar                KRW - South Korean Won
 BRL - Brazilian Real                   MXN - Mexican Peso
 CAD - Canadian Dollar                  MYR - Malaysian Ringgit
 CLP - Chilean Peso                     NOK - Norwegian Krone
 CNY - China Yuan Renminbi              NZD - New Zealand Dollar
 DKK - Danish Krone                     PLN - Polish Zloty
 EUR - Euro Dollar                      RUB - Russian Ruble
 GBP - British Pound                    SGD - Singapore Dollar
 INR - Indian Rupee                     TWD - Taiwan Dollar
 JPY - Japenese Yen

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OPTIONS

During the year ended June 30, 2007 the following options contracts were written:

                                                    PIMCO Total Return Portfolio
                                                    ---------------------------
                                                      Number of
                                                      Contracts      Premium
                                                    ------------   -----------
 Options outstanding at December 31, 2006..........  280,401,977   $ 3,795,179
 Options written...................................  524,606,182     3,727,299
 Options bought back...............................  (87,600,000)     (704,306)
 Options closed and expired........................ (104,203,750)   (2,471,786)
 Options exercised.................................           --            --
                                                    ------------   -----------
 Options outstanding at June 30, 2007..............  613,204,409   $ 4,346,386
                                                    ============   ===========

10. SWAP AGREEMENTS

Open swap agreements at June 30, 2007 were as follows:

                    Expiration
Notional Amount        Date                                               Description
--------------- -   ---------- -------------------------------------------------------------------------------------------------
  8,700,000     USD 12/20/2007 Agreement with Morgan Stanley Capital Services, Inc., dated 12/15/2006 to receive the notional amount multiplied by 0.26% and to pay semi-annually the notional amount of underlying soveraign entities of the Russian Federation.

 27,000,000     USD  3/20/2008 Agreement with Lehman Brothers Specials Financing , Inc. dated 12/22/2006 to receive the notional amount multiplied by 0.055% and to pay quarterly the notional amount of underlying entities of American International Group, Inc.

    300,000     USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 02/12/2004 to pay quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of underlying entities of
                               Capital One Financing Corporation 8.750% due 2/1/2007.

  1,200,000     USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of underlying entities of Goodrich
                               Corporation 7.625% due 12/15/2012.

  1,200,000     USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of underlying entities of
                               Lockheed Martin Corporation 8.20% due 12/1/2009.

  1,200,000     USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of underlying entities of Northrop
                               Grumman Corporation 7.125% due 02/15/2011.

  5,000,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied by 0.31% and to pay the semi-annually notional amount in underlying soveraign entities of
                               Russian Federation.

  5,000,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/06/2006 to pay the sem-notional amount multiplied by 0.29% and to received par in the event of default entity of Petroleos Mexicanos 9.500% due
                               9/15/2027.

  7,000,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/18/2006 to receive the notional amount multiplied by 0.40% and to pay the quarterly notional amount in underlying soveraign entities of Republic of Indonesia.

  5,300,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied by 0.32% and to pay the semi-annually notional amount in underlying soveraign entities of
                               Republic of Peru.

                                           Description                                              Value
------------------------------------------------------------------------------------------------- --------
Agreement with Morgan Stanley Capital Services, Inc., dated 12/15/2006 to receive the notional    $  1,105
amount multiplied by 0.26% and to pay semi-annually the notional amount of underlying soveraign entities of the Russian Federation.

Agreement with Lehman Brothers Specials Financing , Inc. dated 12/22/2006 to receive the               950
notional amount multiplied by 0.055% and to pay quarterly the notional amount of underlying entities of American International Group, Inc.

Agreement with J.P. Morgan Chase Bank dated 02/12/2004 to pay quarterly the notional                (5,284)
amount multiplied by 1.35% and to receive par in the event of default of underlying entities of
Capital One Financing Corporation 8.750% due 2/1/2007.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount               (15,896)
multiplied by 0.97% and to receive par in the event of default of underlying entities of Goodrich
Corporation 7.625% due 12/15/2012.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount                (8,587)
multiplied by 0.53% and to receive par in the event of default of underlying entities of
Lockheed Martin Corporation 8.20% due 12/1/2009.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount                (7,375)
multiplied by 0.48% and to receive par in the event of default of underlying entities of Northrop
Grumman Corporation 7.125% due 02/15/2011.

Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied            1,041
by 0.31% and to pay the semi-annually notional amount in underlying soveraign entities of
Russian Federation.

Agreement with Lehman Brothers dated 12/06/2006 to pay the sem-notional amount multiplied            1,932
by 0.29% and to received par in the event of default entity of Petroleos Mexicanos 9.500% due
9/15/2027.

Agreement with Lehman Brothers dated 12/18/2006 to receive the notional amount multiplied              103
by 0.40% and to pay the quarterly notional amount in underlying soveraign entities of Republic of Indonesia.

Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied            2,992
by 0.32% and to pay the semi-annually notional amount in underlying soveraign entities of
Republic of Peru.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
Notional Amount        Date                                            Description
--------------- -   ---------- -------------------------------------------------------------------------------------------
  4,700,000     USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated 04/13/07 to receive 3 months the notional amount multiplied by 0.17% and to pay par in event of default of underlying sovereign entities of the Glitnir Banki HF.

  4,800,000     USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated 04/14/2005 to receive semi-
                               annually the notional amount multiplied by 2.10% and to pay par in event of default of underlying sovereign entities of the Dow Jones CDX Emerging Markets Index.

    500,000     USD  9/20/2010 Agreement with Merrill Lynch International dated 07/27/2005 to receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor
                               Credit Co. 7.00% due 10/1/2013.

    300,000     USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey
                               11.875% due 01/15/2030.

    700,000     USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated 10/11/2005 to pay semi-
                               annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of Turkey 11.875% due 01/15/2030.

  1,000,000     USD 10/20/2010 Agreement with Lehman Brothers dated 09/29/2005 to pay semi-annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey
                               11.875% due 01/15/2030.

  5,000,000     USD  6/20/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 11/30/2006 to pay the notional amount multiplied by 0.51% and to receive quarterly notional amount in underlying entity of Boston Scientific Corp.

  5,000,000     USD  6/20/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to pay the notional amount multiplied by 1.29% and to receive quarterly notional amount in underlying entity of GMAC LLC.

  4,200,000     USD  9/20/2011 Agreement with J.P. Morgan Chase Bank, dated 11/09/2006 to pay the notional amount multiplied by 0.46% and to receive quarterly notional amount in underlying entity of Health
                               Care Property Investors, Inc.

 16,025,000     USD 12/20/2011 Agreement with Lehman Brothers Specials Financing , Inc. dated 09/28/2007 to pay the notional amount multiplied by 3.25% and to receive the notional amount in the underlying entity of Dow Jones CDX.NA.HY.7.

  2,000,000     USD  1/20/2012 Agreement with Lehman Brothers Specials Financing , Inc. dated 11/19/2007 to pay the notional amount multiplied by 0.39% and to receive semi-annually the notional amount in the underlying entity of United Mexican States.

  2,500,000     USD  3/20/2012 Agreement with Bank of America, N.A. dated 06/13/2007 to pay the notional amount multiplied by 0.09% and to receive notional amount in the underlying entity of Consumers
                               Energy Company.

 67,500,000     USD 12/19/2012 Agreement with Morgan Stanley Capital Services, Inc., dated 06/21/2007 to receive semi-
                               annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

  5,000,000     USD  6/20/2012 Agreement with Citibank, N.A., New York dated 06/18/2007 to pay the notional amount multiplied by 1.03% and to receive notional amount in the underlying entity of Chesapeake
                               Energy Corporation.

 10,000,000     USD  6/20/2012 Agreement with Citibank, N.A., New York, dated 06/12/07 to receive 3 months the notional amount multiplied by 2.30% and to pay par in event of default of underlying sovereign entities of the Nortel Networks Corporation.

                                        Description                                            Value
------------------------------------------------------------------------------------------- -----------
Agreement with Morgan Stanley Capital Services, Inc., dated 04/13/07 to receive 3 months    $     4,941
the notional amount multiplied by 0.17% and to pay par in event of default of underlying sovereign entities of the Glitnir Banki HF.

Agreement with Morgan Stanley Capital Services, Inc., dated 04/14/2005 to receive semi-         211,369
annually the notional amount multiplied by 2.10% and to pay par in event of default of underlying sovereign entities of the Dow Jones CDX Emerging Markets Index.

Agreement with Merrill Lynch International dated 07/27/2005 to receive quarterly the             16,645
notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor
Credit Co. 7.00% due 10/1/2013.

Agreement with Lehman Brothers dated 10/7/2005 to pay semi-annually the notional                (11,533)
amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey
11.875% due 01/15/2030.

Agreement with Morgan Stanley Capital Services, Inc. dated 10/11/2005 to pay semi-              (25,834)
annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of Turkey 11.875% due 01/15/2030.

Agreement with Lehman Brothers dated 09/29/2005 to pay semi-annually the notional               (34,207)
amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey
11.875% due 01/15/2030.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/30/2006 to pay the notional        12,501
amount multiplied by 0.51% and to receive quarterly notional amount in underlying entity of Boston Scientific Corp.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to pay the notional        71,139
amount multiplied by 1.29% and to receive quarterly notional amount in underlying entity of GMAC LLC.

Agreement with J.P. Morgan Chase Bank, dated 11/09/2006 to pay the notional amount              (20,720)
multiplied by 0.46% and to receive quarterly notional amount in underlying entity of Health
Care Property Investors, Inc.

Agreement with Lehman Brothers Specials Financing , Inc. dated 09/28/2007 to pay the           (192,489)
notional amount multiplied by 3.25% and to receive the notional amount in the underlying entity of Dow Jones CDX.NA.HY.7.

Agreement with Lehman Brothers Specials Financing , Inc. dated 11/19/2007 to pay the              4,656
notional amount multiplied by 0.39% and to receive semi-annually the notional amount in the underlying entity of United Mexican States.

Agreement with Bank of America, N.A. dated 06/13/2007 to pay the notional amount                 19,228
multiplied by 0.09% and to receive notional amount in the underlying entity of Consumers
Energy Company.

Agreement with Morgan Stanley Capital Services, Inc., dated 06/21/2007 to receive semi-      (1,480,399)
annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Citibank, N.A., New York dated 06/18/2007 to pay the notional amount             (49,639)
multiplied by 1.03% and to receive notional amount in the underlying entity of Chesapeake
Energy Corporation.

Agreement with Citibank, N.A., New York, dated 06/12/07 to receive 3 months the notional       (225,931)
amount multiplied by 2.30% and to pay par in event of default of underlying sovereign entities of the Nortel Networks Corporation.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
Notional Amount        Date                                             Description
--------------- -   ---------- ---------------------------------------------------------------------------------------------
   8,300,000    USD  6/20/2012 Agreement with Bank of America, N.A. dated 04/27/2007 to pay the notional amount multiplied by 0.53% and to receive notional amount in the underlying entity of
                               Globalsantafe Corporation.

   9,400,000    USD  6/20/2012 Agreement with Citibank, N.A., New York dated 04/19/2007 to pay the notional amount multiplied by 2.75% and to receive notional amount in the underlying entity of
                               CDX.NA.HY.8.

   4,500,000    USD  6/20/2012 Agreement with Citibank, N.A., New York,, Inc. dated 05/21/2007 to pay the notional amount multiplied by 1.00% and to receive the notional amount in the underlying entity of
                               Reynolds American Inc.

   1,300,000    USD  6/20/2012 Agreement with Bank of America, N.A. dated 05/22/2007 to pay the notional amount multiplied by 1.00% and to receive notional amount in the underlying entity of Chesapeake
                               Energy Corporation.

   1,300,000    USD  6/20/2012 Agreement with Morgan Stanley Capital Services Inc. dated 05/22/2007 to pay the notional amount multiplied by 1.00% and to receive notional amount in the underlying entity of
                               Chesapeake Energy Corporation.
   2,000,000    USD  6/20/2012 Agreement with J.P. Morgan Chase Bank dated 3/21/2007 to receive quarterly the notional amount multiplied by 0.43% and to pay par in the event of default of underlying soveraign entities of the International Paper Company 5.850% due 10/30/2012.

   4,000,000    USD  6/20/2012 Agreement with Morgan Stanley Capital Services, Inc. dated 03/21/2007 to pay the notional amount multiplied by 0.475% and to receive quarterly the notional amount in the underlying entity of International Paper Company.

   5,000,000    USD  9/20/2012 Agreement with Lehman Brothers Specials Financing , Inc. dated 06/25/2007 to receive the notional amount multiplied by 2.850% and to pay quarterly the notional amount of underlying entities of Nortel Networks Corporation.

  10,000,000    USD 12/19/2012 Agreement with Citibank, N.A., New York, dated 06/16/2007 to receive semi-annually the notional amount multiplied by 4.283% and to pay the notional amount multiplied by
                               6 month LIBOR (EURO).

 109,700,000    USD 12/19/2012 Agreement with Lehman Brothers Specials Financing , Inc. dated 01/19/2007 to receive semi-annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

   2,500,000    USD  3/20/2013 Agreement with Morgan Stanley Capital Services, Inc. dated 11/01/2006 to pay the notional amount multiplied by 0.15% and to receive quarterly the notional amount in the underlying entity of Wyeth.

  60,000,000    USD  6/20/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 01/25/2007 to receive semi-
                               annually the notional amount multiplied by 2.50% and to pay semi-annually the notional amount multiplied by 3 month JPY-LIBOR-BBA.

     207,900    USD  6/20/2014 Agreement with Bank Of America, N.A. dated 02/01/2007 to receive semi-annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

 397,000,000    USD 12/19/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 06/08/2007 to receive semi-
                               annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

  17,400,000    USD 12/20/2016 Agreement with Morgan Stanley Capital Services, Inc. dated 11/09/2006 to pay the notional amount multiplied by 0.65% and to receive par in the event of default of underlying entity of the Dow Jones CDA.Na IG.7.

   3,900,000    USD 12/20/2016 Agreement with Lehman Brothers Specials Financing , Inc. dated 11/01/2006 to pay the notional amount multiplied by 0.34% and to receive quarterly notional amount in the underlying entity of Morgan Stanley.

                                         Description                                             Value
--------------------------------------------------------------------------------------------- -----------
Agreement with Bank of America, N.A. dated 04/27/2007 to pay the notional amount              $   (54,160)
multiplied by 0.53% and to receive notional amount in the underlying entity of
Globalsantafe Corporation.

Agreement with Citibank, N.A., New York dated 04/19/2007 to pay the notional amount               167,182
multiplied by 2.75% and to receive notional amount in the underlying entity of
CDX.NA.HY.8.

Agreement with Citibank, N.A., New York,, Inc. dated 05/21/2007 to pay the notional               (50,444)
amount multiplied by 1.00% and to receive the notional amount in the underlying entity of
Reynolds American Inc.

Agreement with Bank of America, N.A. dated 05/22/2007 to pay the notional amount                  (14,573)
multiplied by 1.00% and to receive notional amount in the underlying entity of Chesapeake
Energy Corporation.

Agreement with Morgan Stanley Capital Services Inc. dated 05/22/2007 to pay the notional          (14,573)
amount multiplied by 1.00% and to receive notional amount in the underlying entity of
Chesapeake Energy Corporation.
Agreement with J.P. Morgan Chase Bank dated 3/21/2007 to receive quarterly the notional            (6,738)
amount multiplied by 0.43% and to pay par in the event of default of underlying soveraign entities of the International Paper Company 5.850% due 10/30/2012.

Agreement with Morgan Stanley Capital Services, Inc. dated 03/21/2007 to pay the notional         (21,328)
amount multiplied by 0.475% and to receive quarterly the notional amount in the underlying entity of International Paper Company.

Agreement with Lehman Brothers Specials Financing , Inc. dated 06/25/2007 to receive the          (20,761)
notional amount multiplied by 2.850% and to pay quarterly the notional amount of underlying entities of Nortel Networks Corporation.

Agreement with Citibank, N.A., New York, dated 06/16/2007 to receive semi-annually the           (226,033)
notional amount multiplied by 4.283% and to pay the notional amount multiplied by
6 month LIBOR (EURO).

Agreement with Lehman Brothers Specials Financing , Inc. dated 01/19/2007 to receive           (2,405,922)
semi-annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/01/2006 to pay the notional          (1,712)
amount multiplied by 0.15% and to receive quarterly the notional amount in the underlying entity of Wyeth.

Agreement with Morgan Stanley Capital Services, Inc. dated 01/25/2007 to receive semi-         (1,971,136)
annually the notional amount multiplied by 2.50% and to pay semi-annually the notional amount multiplied by 3 month JPY-LIBOR-BBA.

Agreement with Bank Of America, N.A. dated 02/01/2007 to receive semi-annually the             (6,829,985)
notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 06/08/2007 to receive semi-         13,382,934
annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/09/2006 to pay the notional          47,405
amount multiplied by 0.65% and to receive par in the event of default of underlying entity of the Dow Jones CDA.Na IG.7.

Agreement with Lehman Brothers Specials Financing , Inc. dated 11/01/2006 to pay the               36,169
notional amount multiplied by 0.34% and to receive quarterly notional amount in the underlying entity of Morgan Stanley.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
Notional Amount        Date                                            Description
--------------- -   ---------- -------------------------------------------------------------------------------------------
  31,400,000    USD 12/20/2016 Agreement with Bank of America, N.A. dated 09/21/2006 to pay the notional amount multiplied by 0.65% and to receive notional amount in the underlying entity of Dow Jones
                               CDX.N.A.

  72,000,000    USD  6/20/2017 Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month
                               USD-LIBOR-BBA.

  20,000,000    USD  6/20/2017 Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional amount multiplied by 0.97% and to receive notional amount in the underlying entity of
                               Weyerhaeuser Company.

  13,000,000    USD  6/20/2017 Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional amount multiplied by 0.99% and to receive notional amount in the underlying entity of
                               Weyerhaeuser Company.

   4,800,000    USD  6/20/2017 Agreement with Lehman Brothers Specials Financing , Inc. dated 04/13/2007 to pay the notional amount multiplied by 1.25% and to receive the notional amount in the underlying entity of Reynolds American, Inc.

   9,700,000    USD  6/20/2017 Agreement with J.P. Morgan Chase Bank, Inc. dated 04/12/2007 to pay the notional amount multiplied by 0.95% and to receive the notional amount in the underlying entity of
                               Liz Claiborne, Inc.

   8,000,000    USD  6/20/2017 Agreement with Bank of America, N.A. dated 06/08/2007 to pay the notional amount multiplied by 0.95% and to receive notional amount in the underlying entity of Federated
                               Department Stores, Inc.

   5,400,000    USD  6/20/2017 Agreement with Citibank, N.A., New York, dated 05/01/07 to receive 3 months the notional amount multiplied by 0.47% and to pay par in event of default of underlying sovereign entities of the Diamond Offshore Drilling, INC.

   5,800,000    USD  6/20/2017 Agreement with J.P. Morgan Chase Bank, dated 06/18/2007 to pay semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 107,700,000    USD 12/19/2017 Agreement with J.P. Morgan Chase Bank, dated 01/27/2007 to pay semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

  22,500,000    USD  6/20/2037 Agreement with Morgan Stanley Capital Services, Inc., dated 11/29/2006 to receive the notional amount and to pay semi-annually the notional amount multiplied by 3 month
                               USD-LIBOR-BBA.

 176,300,000    USD 12/19/2037 Agreement with Morgan Stanley Capital Services, Inc., dated 06/14/2007 to receive semi-
                               annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

 307,300,000    USD 12/19/2037 Agreement with Bank of America, N.A., dated 06/08/2007 to receive semi-annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

   4,300,000    USD  7/25/2045 Agreement with Lehman Brothers dated 01/24/06 to pay quarterly the notional amount multiplied by 0.54% and to receive par in event of default of underlying sovereign entities of the ABX.HE.A.06-01.

   5,000,000    USD   5/6/2046 Agreement with Bank of America N.A., dated 12/21/2006 to receive annually the notional amount multiplied by 1.75% and to pay the notional amount multiplied by 3 month USD-
                               LIBOR plus 1.35%.

                                        Description                                             Value
------------------------------------------------------------------------------------------- ------------
Agreement with Bank of America, N.A. dated 09/21/2006 to pay the notional amount            $     85,546
multiplied by 0.65% and to receive notional amount in the underlying entity of Dow Jones
CDX.N.A.

Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-annually the notional        3,641,941
amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month
USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional             47,176
amount multiplied by 0.97% and to receive notional amount in the underlying entity of
Weyerhaeuser Company.

Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional             11,071
amount multiplied by 0.99% and to receive notional amount in the underlying entity of
Weyerhaeuser Company.

Agreement with Lehman Brothers Specials Financing , Inc. dated 04/13/2007 to pay the              12,258
notional amount multiplied by 1.25% and to receive the notional amount in the underlying entity of Reynolds American, Inc.

Agreement with J.P. Morgan Chase Bank, Inc. dated 04/12/2007 to pay the notional                 279,244
amount multiplied by 0.95% and to receive the notional amount in the underlying entity of
Liz Claiborne, Inc.

Agreement with Bank of America, N.A. dated 06/08/2007 to pay the notional amount                 214,616
multiplied by 0.95% and to receive notional amount in the underlying entity of Federated
Department Stores, Inc.

Agreement with Citibank, N.A., New York, dated 05/01/07 to receive 3 months the notional           8,753
amount multiplied by 0.47% and to pay par in event of default of underlying sovereign entities of the Diamond Offshore Drilling, INC.

Agreement with J.P. Morgan Chase Bank, dated 06/18/2007 to pay semi-annually the                 296,800
notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with J.P. Morgan Chase Bank, dated 01/27/2007 to pay semi-annually the               5,511,271
notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc., dated 11/29/2006 to receive the           (767,250)
notional amount and to pay semi-annually the notional amount multiplied by 3 month
USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc., dated 06/14/2007 to receive semi-      (20,169,855)
annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Bank of America, N.A., dated 06/08/2007 to receive semi-annually the          (35,157,099)
notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Lehman Brothers dated 01/24/06 to pay quarterly the notional amount               155,875
multiplied by 0.54% and to receive par in event of default of underlying sovereign entities of the ABX.HE.A.06-01.

Agreement with Bank of America N.A., dated 12/21/2006 to receive annually the notional         1,154,315
amount multiplied by 1.75% and to pay the notional amount multiplied by 3 month USD-
LIBOR plus 1.35%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
Notional Amount        Date                                            Description
--------------- -   ---------- -------------------------------------------------------------------------------------------
   1,600,000    USD 12/10/2046 Agreement with Merrill Lynch Capital Services, Inc., dated 12/07/2006 to pay monthly the notional amount multiplied by 2.0299% and to received par in the event of default of
                               Topanga 2006-2A B 1ML+145 144A 6.77%, due 12/10/2046.

 190,100,000    BRL   1/2/2012 Agreement with Morgan Stanley Capital Services, Inc. dated 05/16/07 to receive annually the notional amount multiplied by 10.115% and pay semi-annually multiplied by the BRL PTAX
                               (BRL09).

  16,200,000    CAD  6/20/2017 Agreement with Merrill Lynch Capital Services, Inc., dated 06/08/2007 to receive semi-
                               annually the notional amount multiplied by 5.50% and to pay semi-annually the notional amount multiplied by the 3 month CAD-BA-CDOR.

   1,600,000    EUR  3/20/2011 Agreement with Morgan Stanley Capital Services, Inc., dated 06/12/2007 to receive semi-
                               annually the notional amount multiplied by 2.30% and to pay the notional amount multiplied by 3 month BRL-BRR-CDI.

  21,700,000    EUR  4/10/2012 Agreement with J.P. Morgan Chase Bank dated 03/13/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

   2,400,000    EUR  3/15/2012 Agreement with Lehman Brothers dated 03/13/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

  10,400,000    EUR  3/15/2012 Agreement with J.P. Morgan Chase Bank dated 03/21/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(FRCPxtob End Index/FRCPxtob Start Index) - 1]*Notional .

  91,100,000    EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 03/16/2005 to receive annually the notional amount multiplied by 5.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

   2,600,000    EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

  25,000,000    EUR 12/15/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 07/18/2006 to pay annually the notional amount multiplied by 4.00% and receive Annually the notional amount multiplied by 3 month EUR-EURIBOR-Telerate.

  26,700,000    EUR  6/18/2034 Agreement with Morgan Stanley Capital Services, Inc. dated 02/07/2006 to receive annually the notional amount multiplied by .00% and pay Annually the notional amount multiplied by
                               6 month EUR-EURIBOR-Telerate.

  16,200,000    GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-
                               annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

   4,700,000    GBP  9/15/2015 Agreement with Morgan Stanley Capital Services, Inc. dated 06/16/206 to receive semi-
                               annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
                               6 month GBP-LIBOR-BBA.

     700,000    GBP  6/18/2034 Agreement with Morgan Stanley Capital Services, Inc. dated 11/23/2005 to receive semi-
                               annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
                               6 month GBP-LIBOR-BBA.

  14,100,000    GBP  6/18/2034 Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-
                               annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and pay semi-
                               annually the notional amount multiplied by 5.00%

  25,000,000    GBP 12/15/2035 Agreement with Morgan Stanley Capital Services, Inc. dated 11/3/2005 to receive semi-
                               annually the notional amount multiplied by 6 month GBP-LIBOR-BBA and to pay semi-
                               annually notional amount multiplied by 4.00%.

                                        Description                                            Value
------------------------------------------------------------------------------------------- -----------
Agreement with Merrill Lynch Capital Services, Inc., dated 12/07/2006 to pay monthly the    $   328,741
notional amount multiplied by 2.0299% and to received par in the event of default of
Topanga 2006-2A B 1ML+145 144A 6.77%, due 12/10/2046.

Agreement with Morgan Stanley Capital Services, Inc. dated 05/16/07 to receive annually the  (1,664,977)
notional amount multiplied by 10.115% and pay semi-annually multiplied by the BRL PTAX
(BRL09).

Agreement with Merrill Lynch Capital Services, Inc., dated 06/08/2007 to receive semi-          (89,109)
annually the notional amount multiplied by 5.50% and to pay semi-annually the notional amount multiplied by the 3 month CAD-BA-CDOR.

Agreement with Morgan Stanley Capital Services, Inc., dated 06/12/2007 to receive semi-             647
annually the notional amount multiplied by 2.30% and to pay the notional amount multiplied by 3 month BRL-BRR-CDI.

Agreement with J.P. Morgan Chase Bank dated 03/13/2007 to receive annually the notional        (220,089)
amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

Agreement with Lehman Brothers dated 03/13/2007 to receive annually the notional                (11,144)
amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

Agreement with J.P. Morgan Chase Bank dated 03/21/2007 to receive annually the notional         (91,740)
amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(FRCPxtob End Index/FRCPxtob Start Index) - 1]*Notional .

Agreement with Morgan Stanley Capital Services, Inc. dated 03/16/2005 to receive annually     5,855,833
the notional amount multiplied by 5.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to receive annually the notional           76,612
amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

Agreement with Morgan Stanley Capital Services, Inc. dated 07/18/2006 to pay annually the     1,728,062
notional amount multiplied by 4.00% and receive Annually the notional amount multiplied by 3 month EUR-EURIBOR-Telerate.

Agreement with Morgan Stanley Capital Services, Inc. dated 02/07/2006 to receive annually     1,706,120
the notional amount multiplied by .00% and pay Annually the notional amount multiplied by
6 month EUR-EURIBOR-Telerate.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-       (2,165,869)
annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 06/16/206 to receive semi-          (609,132)
annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
6 month GBP-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/23/2005 to receive semi-          (29,059)
annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
6 month GBP-LIBOR-BBA.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-         (595,501)
annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and pay semi-
annually the notional amount multiplied by 5.00%

Agreement with Morgan Stanley Capital Services, Inc. dated 11/3/2005 to receive semi-         2,387,866
annually the notional amount multiplied by 6 month GBP-LIBOR-BBA and to pay semi-
annually notional amount multiplied by 4.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
Notional Amount        Date                                          Description
--------------- -   ---------- ----------------------------------------------------------------------------------------

 560,000,000    MXN 5/14/2009  Agreement with Citibank, N.A., New York, dated 05/16/2007 to receive the notional amount multiplied by 7.91% and to pay the notional amount multiplied by the 28 days MXN-TIIE-
                               BANXICO.

 831,000,000    MXN 5/14/2009  Agreement with Morgan Stanley Capital Service, dated 05/16/2007 to receive the notional amount multiplied by 7.91% and to pay the notional amount multiplied by the 28 days
                               MXN-TIIE-BANXICO.

  78,900,000    MXN  9/5/2016  Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2006 to receive the notional amount multiplied by 8.72% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.

     352,400    MXN 11/4/2016  Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to receive the notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
  72,700,000    MXN 11/4/2016  Agreement with Merrill Lynch Capital Services, Inc., dated 03/09/2007 to receive the notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
 272,000,000    MXN 11/4/2016  Agreement with Citibank, N.A., New York, dated 01/27/2007 to receive the notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-
                               BANXICO.




                                      Description                                            Value
---------------------------------------------------------------------------------------- ------------

Agreement with Citibank, N.A., New York, dated 05/16/2007 to receive the notional amount $    (16,019)
multiplied by 7.91% and to pay the notional amount multiplied by the 28 days MXN-TIIE-
BANXICO.

Agreement with Morgan Stanley Capital Service, dated 05/16/2007 to receive the notional       (20,811)
amount multiplied by 7.91% and to pay the notional amount multiplied by the 28 days
MXN-TIIE-BANXICO.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2006 to receive the          303,970
notional amount multiplied by 8.72% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to receive the          179,144
notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
Agreement with Merrill Lynch Capital Services, Inc., dated 03/09/2007 to receive the           36,957
notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
Agreement with Citibank, N.A., New York, dated 01/27/2007 to receive the notional amount      138,272
multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-
BANXICO.
                                                                                         ------------
                                                                                         $(37,159,531)
                                                                                         ============

EUR - Euro Dollar
GBP - British Pounds
MXN - Mexican Peso
USD - United States Dollar

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

12. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                    Pioneer
                                Fund Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

FIRST HALF MARKET REVIEW

After having eked out a marginally positive return in the first quarter, the S&P 500(R) Index posted a solid gain in the second quarter despite slower GDP growth and rising bond yields. The S&P 500(R) Index returned 7% in the first half, with its energy (up 17%), materials (16%), and telecom services
(15%) leading while the financials (-1%) and consumer discretionary
(3%) sectors were its worst performers.

SECOND QUARTER PERFORMANCE REVIEW

Pioneer Fund Portfolio shares returned 7.90% at net asset value in the first half of 2007, compared to 6.96% for the benchmark S&P 500(R) Index.

Returns benefited most from good stock selection in the industrials, materials, and consumer discretionary sectors and an underweight in financials.

In the consumer discretionary sector, efficiency and building parts supplier Johnson Controls returned 36% primarily driven by profits in its Building Controls business, which has benefited from the strength of U.S. construction spending.

In industrials, heavy truck maker PACCAR, farm equipment maker Deere, and Caterpillar truckmaker PACCAR each returned over 25% on continued strong business conditions and operating results. All three are benefiting from strong demand--PACCAR due to a strong overall economy, Deere from an increase in farm equipment demand linked to rising corn prices and ethanol demand, and Caterpillar from strength in a number of its end markets.

In the materials sector, diversified mining company Rio Tinto and aluminum producer Alcoa each returned over 35%. Merger and acquisition activity in the mining industry continues, stimulating investor interest in the group, and metal prices remain firm.

The largest drag on performance was the energy sector, as rising oil prices penalized both our underweight of the energy sector and selection strategy within the sector. We have been surprised by the continuing strength in oil prices, and have not been positioned for rising prices.

CURRENT OUTLOOK AND POSITIONING

The U.S. economy continues to behave in line with our expectations, slowing without falling into recession. While there are sources of concern, equity valuations remain quite reasonable, and we continue to expect single-digit profit growth and interest rates near current levels for the remainder of the year. We have rather moderate expectations for this year but are looking ahead to positioning the portfolio for next year as we move through this year.

Over the last couple of years, it's been very much an old economy-focused market with cyclicals, materials and industrials doing very well, but we expect a shift in investor preferences toward consumer staples and less cyclically sensitive stocks, and consumer staples now represents one of our most overweighted sectors. While we continue to have significant positions in industrials and materials companies, and while these positions have been key contributors to performance, we're increasingly cautious on some of the cyclicals that have done so well. We're avoiding companies with overly leveraged balance sheets, and we're very conscious of earnings and the sensitivity of the market to earnings announcements.

The financials sector represents our largest underweight relative to the S&P 500(R) index. Later in the year, the sector may present some opportunities, but we remain cautious for the time being, because of credit quality concerns and tight lending margins. It may still be six to twelve months before the coast is clear there, but the companies that make their way through this difficult time should be in pretty good shape for the upturn. Keep in mind, you always want to be looking ahead six to nine to twelve months, rather than focusing on the immediate environment.

At June 30, we are also underweighted energy and utilities relative to the S&P 500(R) Index. As noted above, oil company stocks appear richly valued barring a forecast of rising oil prices, but we believe oil prices are higher than is justified by underlying supply, demand, and inventory conditions and that prices would be lower than they are if it weren't for the tension in the Middle East. Utilities, particularly electric utilities appear very richly valued given their modest earnings and dividend growth prospects.

SINCERELY,

JOHN A. CAREY
Executive Vice President & Portfolio Manager
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       AT&T, Inc.               3.48%
                       ---------------------------------
                       Chevron Corp.            2.62%
                       ---------------------------------
                       McGraw-Hill Cos., Inc.   2.59%
                       ---------------------------------
                       PACCAR, Inc.             2.11%
                       ---------------------------------
                       Norfolk Southern Corp.   1.94%
                       ---------------------------------
                       Reed Elsevier NV         1.84%
                       ---------------------------------
                       Johnson Controls, Inc.   1.82%
                       ---------------------------------
                       Target Corp.             1.75%
                       ---------------------------------
                       Chubb Corp. (The)        1.75%
                       ---------------------------------
                       Deere & Co.              1.71%
                       ---------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Basic Materials         5.4%
Communications         13.3%
Cyclical               13.3%
Non-Cyclical           22.8%
Energy                  7.0%
Financials             14.8%
Industrials            11.4%
Technology             11.1%
Utilities               0.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       PIONEER FUND PORTFOLIO MANAGED BY
          PIONEER INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                            Pioneer Fund                  S&P 500(R)
                         Portfolio - Class A                Index
                        ---------------------            ------------
12/31/1996                    $10,000                      $10,000
12/31/1997                     12,529                       13,336
12/31/1998                     14,811                       16,747
12/31/1999                     14,799                       20,271
12/30/2000                     18,389                       18,424
12/31/2001                     14,161                       16,234
12/31/2002                      9,883                       12,646
12/31/2003                     12,234                       16,273
12/30/2004                     13,595                       18,044
12/31/2005                     14,409                       18,931
12/31/2006                     16,702                       21,922
 6/30/2007                     18,022                       23,448



    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Pioneer Fund
--  Portfolio--Class A  19.77% 13.10%  9.27%  5.63%     7.51%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 20.59% 11.68% 10.71%  7.13%    11.05%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 12/31/1994. Index returns are based on an inception date of 12/31/1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
PIONEER FUND PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,079.00       $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.28        4.56
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 97.8%
           AEROSPACE & DEFENSE - 2.6%
           General Dynamics Corp................  7,532 $    589,153
           United Technologies Corp.............  9,727      689,936
                                                        ------------
                                                           1,279,089
                                                        ------------
           AIRLINES - 1.1%
           Delta Air Lines, Inc.*............... 10,166      200,270
           Southwest Airlines Co................ 22,100      329,511
                                                        ------------
                                                             529,781
                                                        ------------
           AUTO COMPONENTS - 1.8%
           Johnson Controls, Inc................  7,612      881,241
                                                        ------------
           AUTOMOBILES - 0.8%
           Ford Motor Co........................ 41,761      393,389
                                                        ------------
           BANKS - 6.7%
           Bank of America Corp.................  7,420      362,764
           Compass Bancshares, Inc..............  2,221      153,205
           First Horizon National Corp..........  4,586      178,854
           National City Corp................... 15,592      519,525
           SunTrust Banks, Inc..................  6,955      596,322
           U.S. Bancorp......................... 14,796      487,528
           Wachovia Corp........................  4,501      230,676
           Wells Fargo & Co..................... 14,708      517,280
           Zions Bancorporation.................  2,681      206,196
                                                        ------------
                                                           3,252,350
                                                        ------------
           BEVERAGES - 1.8%
           Coca-Cola Co.........................  5,500      287,705
           PepsiCo, Inc.........................  9,302      603,235
                                                        ------------
                                                             890,940
                                                        ------------
           CHEMICALS - 2.2%
           Air Products & Chemicals, Inc........  2,992      240,467
           Dow Chemical Co. (The)...............  5,990      264,878
           E.I. du Pont de Nemours & Co.........  4,825      245,303
           Ecolab, Inc..........................  3,969      169,476
           Praxair, Inc.........................  1,786      128,574
                                                        ------------
                                                           1,048,698
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 0.6%
           Automatic Data Processing, Inc.......  6,140      297,606
                                                        ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 2.9%
           Cisco Systems, Inc.*................. 10,789      300,474
           Motorola, Inc........................ 26,806      474,466
           Nokia Oyj (ADR)...................... 21,982      617,914
                                                        ------------
                                                           1,392,854
                                                        ------------
           COMPUTERS & PERIPHERALS - 3.2%
           Dell, Inc.*.......................... 13,233      377,802
           EMC Corp.*...........................  8,210      148,601
           Hewlett-Packard Co................... 15,243      680,143
           Sun Microsystems, Inc.*.............. 64,925      341,505
                                                        ------------
                                                           1,548,051
                                                        ------------

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       -----------------------------------------------------------------

       ELECTRIC SERVICES - 0.5%
       Southern Co..................................  7,226 $    247,780
                                                            ------------
       ELECTRIC UTILITIES - 0.4%
       Consolidated Edison, Inc.....................  4,521      203,988
                                                            ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
       Emerson Electric Co..........................  6,646      311,033
                                                            ------------
       FINANCIAL - DIVERSIFIED - 4.8%
       American Express Co..........................  5,584      341,629
       Federated Investors, Inc. - Class B..........  5,626      215,645
       Merrill Lynch & Co., Inc.....................  5,663      473,313
       State Street Corp............................  9,876      675,518
       T. Rowe Price Group, Inc.....................  3,071      159,354
       Washington Mutual, Inc....................... 10,465      446,228
                                                            ------------
                                                               2,311,687
                                                            ------------
       FOOD & DRUG RETAILING - 4.2%
       H.J. Heinz Co................................  9,085      431,265
       Kraft Foods, Inc. - Class A.................. 14,727      519,127
       Sysco Corp................................... 10,512      346,791
       Walgreen Co.................................. 16,479      717,495
                                                            ------------
                                                               2,014,678
                                                            ------------
       FOOD PRODUCTS - 3.4%
       Campbell Soup Co............................. 10,663      413,831
       General Mills, Inc...........................  5,781      337,726
       Hershey Co. (The)............................  9,106      460,946
       Kellogg Co...................................  3,777      195,611
       Sara Lee Corp................................ 13,768      239,563
                                                            ------------
                                                               1,647,677
                                                            ------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
       Becton, Dickinson & Co.......................  9,325      694,712
       Biomet, Inc.................................. 12,262      560,619
       C.R. Bard, Inc...............................  5,474      452,317
       Medtronic, Inc...............................  6,489      336,519
       St. Jude Medical, Inc.*......................  9,111      378,015
       Zimmer Holdings, Inc.*.......................  3,404      288,966
                                                            ------------
                                                               2,711,148
                                                            ------------
       HOUSEHOLD PRODUCTS - 1.3%
       Clorox Co....................................  1,779      110,476
       Colgate-Palmolive Co.........................  8,241      534,429
                                                            ------------
                                                                 644,905
                                                            ------------
       INDUSTRIAL - DIVERSIFIED - 1.8%
       3M Co........................................  3,798      329,628
       General Electric Co..........................  9,008      344,826
       Rockwell Automation, Inc.....................  3,158      219,292
                                                            ------------
                                                                 893,746
                                                            ------------
       INSURANCE - 3.0%
       Chubb Corp. (The)............................ 15,674      848,590
       Hartford Financial Services Group, Inc. (The)  3,499      344,687
       SAFECO Corp..................................  3,992      248,542
                                                            ------------
                                                               1,441,819
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         IT CONSULTING & SERVICES - 1.0%
         DST Systems, Inc.*........................  3,426 $    271,374
         Fiserv, Inc.*.............................  3,328      189,030
                                                           ------------
                                                                460,404
                                                           ------------
         MACHINERY - 5.4%
         Caterpillar, Inc..........................  7,968      623,895
         Deere & Co................................  6,873      829,846
         PACCAR, Inc............................... 11,773    1,024,722
         Parker Hannifin Corp......................  1,485      145,396
                                                           ------------
                                                              2,623,859
                                                           ------------
         MEDIA - 5.5%
         Gannett Co., Inc..........................  5,584      306,842
         McGraw-Hill Cos., Inc. (The).............. 18,428    1,254,578
         Reed Elsevier NV (ADR).................... 23,538      892,561
         Walt Disney Co. (The).....................  6,435      219,691
                                                           ------------
                                                              2,673,672
                                                           ------------
         METALS & MINING - 3.1%
         Alcoa, Inc................................ 16,540      670,366
         Rio Tinto Plc (ADR).......................  2,690      823,463
                                                           ------------
                                                              1,493,829
                                                           ------------
         OFFICE FURNISHING & SUPPLIES - 1.4%
         Canon, Inc. (ADR)                          11,317      663,629
                                                           ------------
         OIL & GAS - 6.8%
         Apache Corp...............................  6,740      549,917
         Chevron Corp.............................. 15,082    1,270,508
         Exxon Mobil Corp..........................  9,600      805,248
         Pioneer Natural Resources Co..............  7,575      368,978
         Weatherford International, Ltd.*..........  5,644      311,774
                                                           ------------
                                                              3,306,425
                                                           ------------
         PERSONAL PRODUCTS - 0.3%
         Estee Lauder Companies, Inc. - Class A....  2,737      124,561
                                                           ------------
         PHARMACEUTICALS - 7.2%
         Abbott Laboratories.......................  8,959      479,754
         Barr Pharmaceuticals, Inc.*...............  6,852      344,176
         Eli Lilly & Co............................  5,817      325,054
         Merck & Co., Inc..........................  5,269      262,396
         Novartis AG (ADR).........................  6,413      359,577
         Pfizer, Inc............................... 17,431      445,711
         Roche Holding AG (ADR)....................  4,650      412,920
         Schering-Plough Corp...................... 23,068      702,190
         Teva Pharmaceutical Industries, Ltd. (ADR)  4,396      181,335
                                                           ------------
                                                              3,513,113
                                                           ------------
         RETAIL - MULTILINE - 3.2%
         CVS Caremark Corp.........................  6,997      255,041
         J.C. Penney Co., Inc......................  6,000      434,280
         Target Corp............................... 13,354      849,314
                                                           ------------
                                                              1,538,635
                                                           ------------

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - SPECIALTY - 2.5%
       Barnes & Noble, Inc......................     3,672  $    141,262
       Liz Claiborne, Inc.......................     2,984       111,303
       Lowe's Cos., Inc.........................    12,167       373,405
       Nordstrom, Inc...........................     9,065       463,403
       Staples, Inc.............................     5,897       139,936
                                                            ------------
                                                               1,229,309
                                                            ------------
       ROAD & RAIL - 2.7%
       Burlington Northern Santa Fe Corp........     4,489       382,193
       Norfolk Southern Corp....................    17,900       941,003
                                                            ------------
                                                               1,323,196
                                                            ------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
       Applied Materials, Inc...................    12,658       251,514
       Intel Corp...............................    23,022       547,003
       Texas Instruments, Inc...................    19,348       728,065
                                                            ------------
                                                               1,526,582
                                                            ------------
       SOFTWARE - 1.6%
       Adobe Systems, Inc.*.....................     7,347       294,982
       Microsoft Corp...........................    16,091       474,202
                                                            ------------
                                                                 769,184
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.6%
       ALLTEL Corp..............................     3,069       207,311
       AT&T, Inc................................    40,619     1,685,689
       Verizon Communications, Inc..............     6,002       247,102
       Windstream Corp..........................     5,136        75,807
                                                            ------------
                                                               2,215,909
                                                            ------------

       Total Common Stocks
       (Cost $32,408,041)                                     47,404,767
                                                            ------------

       SHORT-TERM INVESTMENT - 1.9%
       State Street Bank & Trust Co.,
         Repurchase Agreement
         dated 06/29/07 at 1.500% to be
         repurchased at $937,117
         on 07/02/07 collateralized by
         $790,000 FNMA at 7.125% due 01/15/30
         with a value of $961,825.
         (Cost - $937,000)......................  $937,000       937,000
                                                            ------------

       TOTAL INVESTMENTS - 99.7%
       (Cost $33,345,041)                                     48,341,767

       Other Assets and Liabilities (net) - 0.3%                 161,198
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $ 48,502,965
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

PIONEER FUND PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $ 47,404,767
   Repurchase Agreement                                                       937,000
   Cash                                                                           810
   Receivable for investments sold                                            202,926
   Receivable for Trust shares sold                                            93,764
   Dividends receivable                                                        53,470
   Interest receivable                                                             78
                                                                         ------------
     Total assets                                                          48,692,815
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                     70,536
     Trust shares redeemed                                                      8,659
     Investment advisory fee payable (Note 3)                                  29,899
     Administration fee payable                                                 1,130
     Custodian and accounting fees payable                                     23,293
   Accrued expenses                                                            56,333
                                                                         ------------
     Total liabilities                                                        189,850
                                                                         ------------
NET ASSETS                                                               $ 48,502,965
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 43,842,879
   Accumulated net realized loss                                          (10,584,506)
   Unrealized appreciation on investments                                  14,996,726
   Undistributed net investment income                                        247,866
                                                                         ------------
     Total                                                               $ 48,502,965
                                                                         ============
NET ASSETS
   Class A                                                               $ 48,502,965
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  3,098,976
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      15.65
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $ 32,408,041

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


PIONEER FUND PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  425,605
   Interest                                                                   17,493
                                                                          ----------
       Total investment income                                               443,098
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                          171,887
   Administration fees                                                         3,417
   Custody and accounting fees                                                11,368
   Transfer agent fees                                                         3,509
   Audit                                                                      12,043
   Legal                                                                       7,144
   Trustee fees and expenses                                                   3,263
   Shareholder reporting                                                         593
   Insurance                                                                     981
   Other                                                                       1,105
                                                                          ----------
       Total expenses                                                        215,310
       Less fees waived and expenses reimbursed by the Manager                (3,149)
       Less broker commission recapture                                       (3,797)
                                                                          ----------
   Net expenses                                                              208,364
                                                                          ----------
   Net investment income                                                     234,734
                                                                          ----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                           826,372
                                                                          ----------
       Net realized gain on investments                                      826,372
                                                                          ----------
   Net change in unrealized appreciation on:
       Investments                                                         2,431,309
                                                                          ----------
   Net change in unrealized appreciation on investments                    2,431,309
                                                                          ----------
   Net realized and change in unrealized gain on investments               3,257,681
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $3,492,415
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $    6,557

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

PIONEER FUND PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                  $   234,734  $    419,908
   Net realized gain on investments                                           826,372     1,829,514
   Net change in unrealized appreciation on investments                     2,431,309     4,336,388
                                                                          -----------  ------------
   Net increase in net assets resulting from operations                     3,492,415     6,585,810
                                                                          -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (406,776)     (389,928)
                                                                          -----------  ------------
   Net decrease in net assets resulting from distributions                   (406,776)     (389,928)
                                                                          -----------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                5,008,730    12,170,312
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  406,776       389,928
   Cost of shares repurchased
     Class A                                                               (3,726,939)  (21,473,225)
                                                                          -----------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                         1,688,567    (8,912,985)
                                                                          -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,774,206    (2,717,103)
                                                                          -----------  ------------
   Net assets at beginning of period                                       43,728,759    46,445,862
                                                                          -----------  ------------
   Net assets at end of period                                            $48,502,965  $ 43,728,759
                                                                          ===========  ============
   Net assets at end of period includes undistributed net investment
       income                                                             $   247,866  $    419,908
                                                                          ===========  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                       CLASS A
PIONEER FUND PORTFOLIO                                  -----------------------------------------------------------------
                                                        FOR THE PERIOD
                                                            ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30, 2007  --------------------------------------------------
                                                         (UNAUDITED)      2006      2005      2004++     2003++     2002++
                                                        -------------- ------     ------    ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $14.63     $12.75     $12.03    $10.92     $ 8.94     $ 13.87
                                                            ------     ------     ------    ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................       0.08 (a)   0.13 (a)   0.13(a)   0.11 (a)   0.15 (a)    0.32 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....       1.07       1.89       0.59      1.11 (a)   1.98 (a)   (4.47)(a)
                                                            ------     ------     ------    ------     ------     -------
Total from Investment Operations.......................       1.15       2.02       0.72      1.22       2.13       (4.15)
                                                            ------     ------     ------    ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      (0.13)     (0.14)        --     (0.11)     (0.15)      (0.78)
Distributions from Net Realized Capital Gains..........         --         --         --        --         --          --
                                                            ------     ------     ------    ------     ------     -------
Total Distributions....................................      (0.13)     (0.14)        --     (0.11)     (0.15)      (0.78)
                                                            ------     ------     ------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD.........................     $15.65     $14.63     $12.75    $12.03     $10.92     $  8.94
                                                            ======     ======     ======    ======     ======     =======
TOTAL RETURN                                                  7.90%     15.92%      5.99%    11.13%     23.78%     (30.21)%
Ratio of Expenses to Average Net Assets................       0.91%*     1.09%      1.01%     0.99%(b)   1.12%       0.90 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................       0.94%*     1.22%      1.01%     1.12%      1.12%       0.90 %
Ratio of Net Investment Income to Average Net Assets...       1.02%*     0.98%      1.03%     0.98%      1.56%       2.88 %
Portfolio Turnover Rate................................        8.5%      28.5%      16.0%     19.0%      98.0%       25.0 %
Net Assets, End of Period (in millions)................      $48.5      $43.7      $46.0     $33.0      $27.0       $22.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Pioneer Fund Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                Expiring   Expiring
            Portfolio                 Total    12/31/2010 12/31/2011
            ---------              ----------- ---------- ----------

            Pioneer Fund Portfolio $11,243,971 $9,959,689 $1,284,282

On May 1, 2006, the Pioneer Fund Portfolio, a series of The Travelers Series Trust, was reorganized into the Pioneer Fund Portfolio a series of Met Investors Series Trust. The Portfolio acquired capital losses of $13,217,771. The losses incurred by the Portfolio are subject to an annual limitation of $1,630,787.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                         Management Fees
                        earned by Manager
                       for the period ended
Portfolio                 June 30, 2007     % per annum     Average Daily Assets
---------              -------------------- ----------- ----------------------------

Pioneer Fund Portfolio       $171,887           0.75%   First $250 Million

                                                0.70%   $250 Million to $500 Million

                                               0.675%   $500 Million to $1 Billion

                                                0.65%   $1 Billion to $2 Billion

                                                0.60%   Over $2 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                 Maximum Expense Ratio
                                 under current Expense
                                 Limitation Agreement   Expenses Deferred in
                                ---------------------   --------------------
                                                         2006       2007
                                                         -------    ------
                                                        Subject to repayment
                                                        until December 31,
         -                                              --------------------
         Portfolio              Class A Class B Class E  2011       2012
         ---------              ------- ------- -------  -------    ------

         Pioneer Fund Portfolio  1.00%   1.25%*  1.15%* $56,750    $3,149

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                         Shares Issued             Net Increase
                                            Through                 (Decrease)
                       Beginning Shares    Dividend      Shares     in Shares    Ending
                        Shares    Sold   Reinvestment  Repurchased Outstanding   Shares
-                      --------- ------- ------------- ----------- ------------ ---------

Pioneer Fund Portfolio

 Class A

 06/30/2007            2,988,347 328,444    26,380       (244,195)    110,629   3,098,976
 12/31/2006            3,643,620 901,144    29,186     (1,585,603)   (655,273)  2,988,347

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government Non-Government
                       --------------- -------------- --------------- --------------

Pioneer Fund Portfolio       $--         $5,908,263         $--         $3,877,885

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------              ----------- ------------ -------------- --------------

 Pioneer Fund Portfolio $33,345,041 $15,169,399    $(172,673)    $14,996,726

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                 Ordinary Income Long-Term Capital Gain     Total
                                 --------------- ---------------------- -------------
                                   2006    2005  2006        2005         2006   2005
                                 --------  ----  ----        ----       -------- ----

          Pioneer Fund Portfolio $389,928  $--   $--         $--        $389,928 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                       Undistributed Undistributed     Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals      Total
                       ------------- ------------- ------------ ------------------ ----------

Pioneer Fund Portfolio   $419,908         $--      $12,398,510     $(11,243,971)   $1,574,447

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

8. RECENT ACCOUNTING PRONOUNCEMENTS


On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Pioneer Strategic
                               Income Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

The first half of 2007 in the U.S. fixed income market was dominated by two issues: the anticipated easing of rates by the Federal Reserve and worries about the U.S. housing and sub-prime market. Contrary to our view, investors expected the Fed to cut rates at the beginning of 2007, due to weak economic growth and controlled inflation. Indeed, these expectations seemed to be confirmed by anemic first quarter GDP growth (ultimately determined to be 0.7%), which resulted from a large inventory correction and a slowdown in housing and in government spending. As it became evident that second quarter growth would more than compensate for the weakness of the first quarter (current expectations are around 3.3%), the market unwound its expectations of easing in May and June, with the 10 year Treasury rising from 4.70% at the beginning of the year to 5.03% by the end of June. The yield curve inversion lessened as the Fed remained on hold with the emergence of stronger growth. Part of the fears regarding U.S. GDP growth centered on the weak U.S. housing market, which gave rise to the second major concern of the first half: the sub-prime market. Poor U.S. housing demand, reflected in lower housing permits and new construction, and lower prices, has accelerated defaults among sub-prime borrowers, highlighting the weak underwriting standards used to extend these mortgage loans. Rising sub-prime defaults raised concerns about CDO, hedge fund and financial institutions' exposure to these assets, and along with increasing yields, brought about a flight to quality and aversion to risky credit sectors in June.

The Lehman U.S. Universal Index returned 1.10% for the six month period. Treasuries returned 1.0%, with dramatic differences along the yield curve, as longer yields rose, reflecting changed interest rate expectations, and short Treasuries benefited from the duration shortening trade and the flight to quality in June. Investment grade corporates marginally outpaced Treasuries, returning 3 basis points of excess return for the period. Particularly hard hit in June were mortgages, which widened 4 basis points vs. swaps for a -53 basis points excess return versus Treasuries for the month, their worst performance since July 2003, resulting in a -57 excess return for the first half. U.S. high yield, at a 3.0% return, was the best performing U.S. fixed income asset class for the first half of 2007. The high yield markets benefited from improving economic growth outlook and a 10 year low in default rates. High yield performance for the period reflected its lower interest rate sensitivity, in an environment of rising yields and stronger economic growth.

With respect to currencies and international fixed income, the U.S. dollar declined against most major currencies except the Yen during the period, reflecting continuing concerns about relative U.S. growth, trade and capital flows, and the sub-prime impact on the credit and mortgage markets. The Euro rose 3% and the Norwegian Krone rose 6.6%. The Japanese Yen declined 3.5% due to continued uncertainty surrounding Japanese growth. International high yield had strong performance, primarily due to strong currency returns, and emerging markets debt, underperformed high yield, reflecting tight relative spreads and increased risk aversion later in May and June.
PERFORMANCE REVIEW

Pioneer Strategic Income Portfolio returned 1.96% for the six months, compared to the Lehman Brothers U.S. Universal Index return of 1.11%.

The primary contributors to our outperformance were our U.S. high yield allocation and our short duration position. While we have reduced our global high yield allocation over the past year to the current level of 27.5% in light of tighter spreads, we continue to find value through bottom-up security selection. We positioned our duration 0.3 years short, consistent with our view that economic growth was strong and the Fed would not cut rates. Finally, our currency positions generally helped performance, as the dollar weakened over the period against most currencies except the Japanese Yen. Our TIPS overweight vs. nominal Treasuries, focused in longer maturities, also helped performance.

Security positions that helped performance included our Norwegian Krone position, which we pared down over the period as well as high yield issues True Move and Intelsat. True Move, a Thai telecom provider, benefited from favorable tax rulings affecting tariffs, and Intelsat was acquired by another private equity firm. Securities that hurt performance included our Japanese Yen position, in the face of a dollar rally against the Yen. In addition, our Sallie Mae position declined on news of a leveraged buyout (which recent reports indicate may fall through).

TRADING ACTIVITY

In response to the increase in Treasury yields, we extended the duration of the portfolio to a near-neutral position to the index, primarily by adding lower coupon mortgages. We also increased our inflation-linked position in the longer end, as a hedge against increased inflation. At the sector level, we continued to improve the quality of the portfolio and positioned it more defensively. We have reduced our non-investment grade exposure with a corresponding increase in our mortgage exposure. We have also increased our loan exposure within our high yield allocation, gaining seniority in the capital structure. Significant security level additions included Community Health Systems, and Algoma Steel; security sales included Celanese (bond tender), Gazprom, Kabel Deutschland and Noble Group.

CURRENT OUTLOOK AND POSITIONING

We believe the U.S. economy will experience good growth for the year. We therefore continue to believe the Fed will not cut rates in 2007, and that long-term U.S. interest rates will remain in a trading range.

Given solid economic growth prospects and sufficient market liquidity, we believe high yield can continue to deliver above-market performance and continue to hold high yield and, to a lesser extent, emerging markets positions, but we have been reducing exposure as narrower relative yields reduce relative their attractiveness.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

We continue to favor mortgages over investment grade corporate bonds, because they offer comparable yield without incurring the credit risk associated with LBO and share buyback corporate actions. Finally, we favor inflation-protected securities (TIPS) as a hedge against an overheating economy and rising inflation.

SINCERELY,

          KENNETH J. TAUBES              ANDREW FELTUS
          Director of Fixed Income       Vice President and Portfolio
          Investments                    Manager
          PIONEER INVESTMENT MANAGEMENT, PIONEER INVESTMENT
          INC.                           MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       U.S. Treasury Bond (5.375%, due 02/15/31)                 4.14%
       ------------------------------------------------------------------
       U.S. Treasury Note (4.500%, due 11/15/15)                 2.99%
       ------------------------------------------------------------------
       U.S. Treasury Note (1.875%, due 07/15/15)                 1.78%
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (4.500%, due 04/01/22)   1.78%
       ------------------------------------------------------------------
       U.S. Treasury Note (3.625%, due 01/15/10)                 1.72%
       ------------------------------------------------------------------
       Federal National Mortgage Association
        (5.000%, due 06/01/37)                                   1.69%
       ------------------------------------------------------------------
       U.S. Treasury Note (2.375%, due 01/15/17)                 1.65%
       ------------------------------------------------------------------
       Federal National Mortgage Association
        (5.000%, due 03/01/37)                                   1.54%
       ------------------------------------------------------------------
       U.S. Treasury Note (5.000%, due 02/15/11)                 1.47%
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.000%, due 05/01/37)   1.39%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

 LOGO


--------------------------------------------------------------------------------
                                      2

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                 FOR THE PERIOD ENDED 6/30/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
PIONEER INVESTMENT MANAGEMENT, INC. VS. LEHMAN BROTHERS U.S. UNIVERSAL INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Pioneer Strategic Income         Lehman Brothers
                       Portfolio - Class A        U.S. Universal Index/1/
                   -------------------------     ------------------------
10/30/1996                  $10,000                      $10,000
10/31/1997                   10,844                       10,906
10/31/1998                   10,774                       11,748
10/31/1999                   10,967                       11,916
10/31/2000                   10,993                       12,781
10/31/2001                   11,498                       14,526
10/31/2002                   11,728                       15,314
10/31/2003                   14,140                       16,344
10/31/2004                   15,788                       17,347
10/31/2005                   16,605                       17,626
10/31/2006                   17,759                       18,629
12/31/2006                   17,955                       18,769
 6/30/2007                   18,307                       18,977


    ------------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the period ended 6/30/07)
    ------------------------------------------------------------------
                                                             Since
                             1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------------
    Pioneer Strategic Income
--  Portfolio--Class A       7.13%  7.39%  9.23%   5.77%     6.65%
    ------------------------------------------------------------------
    Lehman Brothers
- - U.S. Universal Index/1/  6.63%  4.54%  5.18%   6.16%     6.73%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate index, the 144A index, the Eurodollar Index, the Emerging markets index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 6/16/94. Index returns are based on an inception date 12/31/94.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,000.00       $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ------------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ------------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 31.1%
     AEROSPACE & DEFENSE - 0.1%
     L-3 Communications Corp.
       6.125%, due 01/15/14..................... $   400,000 $     379,000
                                                             -------------
     AIRLINES - 0.2%
     Calair LLC/Calair Capital Corp.
       8.125%, due 04/01/08.....................     180,000       181,575
     Continental Airlines, Inc.
       8.499%, due 05/01/11.....................     365,864       371,581
                                                             -------------
                                                                   553,156
                                                             -------------
     ASSET-BACKED SECURITIES - 2.2%
     Aegis Asset Backed Securities Trust
       6.970%, due 01/25/34(a)..................     150,000       150,941
     Alfa Diversified Payment Rights Finance Co.
       S.A. 7.260%, due 12/15/11
       (144A)(a)(b).............................   1,035,000     1,036,294
     Ameriquest Mortgage Securities, Inc.
       8.417%, due 10/25/33(a)..................      25,000        25,043
     Conseco Finance Securitizations Corp.
      6.910%, due 05/01/33......................       4,869         4,984
      7.360%, due 09/01/33......................       3,661         3,663
      6.681%, due 12/01/33......................     212,309       214,310
     DB Master Finance LLC
       8.285%, due 06/20/31.....................     585,000       591,334
     Dominos Pizza Master Issuer LLC
       7.629%, due 04/25/37.....................   1,365,000     1,338,838
     Green Tree Financial Corp.
       7.860%, due 03/01/30.....................     183,057       170,217
     Greenpoint Manufactured Housing
       8.450%, due 06/20/31.....................     232,140       199,296
     LNR CDO, Ltd.
       8.070%, due 07/24/37 (144A)(a)(b)........     215,000       215,000
     Madison Avenue Manufactured Housing
       Contract Trust
       8.570%, due 03/25/32(a)..................     250,000       160,766
     Master Asset Backed Securities Trust
       8.820%, due 12/25/32(a)..................      50,000        49,602
     Mid-State Trust 7.540%, due 02/15/36.......      68,066        60,245
     PF Export Receivables Master Trust
       6.436%, due 06/01/15 (144A)(b)...........     645,545       667,736
     Power Receivables Finance LLC
       6.290%, due 01/01/12 (144A)(b)...........     735,887       744,308
     Taganka Car Loan Finance Plc
       6.320%, due 11/14/13 (144A)(a)(b)........     564,436       567,522
     TIAA Commercial Real Estate Securitization
       6.840%, due 05/22/37 (144A)(c)...........     100,000        98,660
                                                             -------------
                                                                 6,298,759
                                                             -------------
     AUTO COMPONENTS - 0.2%
     Commercial Vehicle Group, Inc.
       8.000%, due 07/01/13(d)..................     345,000       345,862

        ---------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ---------------------------------------------------------------

        AUTO COMPONENTS - CONTINUED
        Titan International, Inc.
          8.000%, due 01/15/12 (144A)(b)..... $   235,000 $     242,638
                                                          -------------
                                                                588,500
                                                          -------------
        AUTOMOTIVE LOANS - 0.3%
        Ford Motor Credit Co.
          5.700%, due 01/15/10...............     830,000       793,396
                                                          -------------
        BANKS - 1.3%
        ALB Finance B.V. 9.250%, due 09/25/13     400,000       400,480
        ATF Bank
          9.250%, due 04/12/12 (144A)(b).....     455,000       486,850
        ATF Capital B.V. 9.250%, due 02/21/14
          (144A)(b)..........................     525,000       560,437
        Kazkommerts International B.V.
          8.000%, due 11/03/15 (144A)(b).....     505,000       493,031
        Russian Standard Finance S.A.
          7.500%, due 10/07/10 (144A)(b).....     415,000       401,513
        Sibacademfinance Plc
          9.000%, due 05/12/09 (144A)(b).....     700,000       715,275
        Turanalem Finance B.V.
          8.500%, due 02/10/15 (144A)(b)(d)..     600,000       587,280
        Western Financial Bank
          9.625%, due 05/15/12...............      90,000        96,442
                                                          -------------
                                                              3,741,308
                                                          -------------
        BEVERAGES - 0.4%
        Argentine Beverages Financial
          7.375%, due 03/22/12 (144A)(b).....     205,000       207,050
        Cerveceria Nacional Dominicana
          8.000%, due 03/27/14 (144A)(b).....     350,000       361,375
        CIA Brasileira de Bebidas
          8.750%, due 09/15/13...............     600,000       685,500
                                                          -------------
                                                              1,253,925
                                                          -------------
        BUILDING MATERIALS - 1.0%
        Ainsworth Lumber Co., Ltd.
          6.750%, due 03/15/14(d)............     825,000       617,719
        Builders FirstSource, Inc.
          9.610%, due 02/15/12(a)............     500,000       508,750
        C10 Capital SPV, Ltd. 6.722%,
          due 12/01/49 (144A)(b).............     353,000       347,430
        NSG Holdings, LLC 7.750%,
          due 12/15/25 (144A)(b).............     685,000       695,275
        U.S. Concrete, Inc.
          8.375%, due 04/01/14(d)............     840,000       842,100
                                                          -------------
                                                              3,011,274
                                                          -------------
        CHEMICALS - 1.1%
        Basell Finance Co. B.V.
          8.100%, due 03/15/27 (144A)(b).....     295,000       269,925
        Georgia Gulf Corp.
          9.500%, due 10/15/14(d)............     975,000       970,125

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CHEMICALS - CONTINUED
      Ineos Group Holdings Plc
        7.875%, due 02/15/16 (144A)(b)(m)...... $   340,000 $     432,083
      Kronos International, Inc.
        6.500%, due 04/15/13(n)................     455,000       590,532
      LPG International, Inc.
        7.250%, due 12/20/15(d)................     400,000       403,000
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(b)(n)...........................     430,000       585,699
                                                            -------------
                                                                3,251,364
                                                            -------------
      COAL - 0.3%
      Massey Energy Co.
        6.875%, due 12/15/13(d)................     890,000       819,912
                                                            -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
      CS First Boston Mortgage Securities Corp.
        6.122%, due 04/15/37 (144A)(c).........      70,000        68,314
      Global Signal Trust
       6.376%, due 12/15/14....................     560,000       550,705
       7.036%, due 02/15/36....................     275,000       274,509
      Rural Housing Trust
        6.330%, due 04/01/26...................       5,370         5,357
      Sasco Net Interest Margin Trust
        0.000%, due 05/27/33...................      47,105             5
      SBA CMBS Trust 6.904%, due 11/15/36
        (144A)(b)..............................     420,000       415,664
      Timberstar Trust 7.530%, due 10/15/36....   1,305,000     1,289,146
                                                            -------------
                                                                2,603,700
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.3%
      FTI Consulting, Inc.
        7.750%, due 10/01/16...................     450,000       461,250
      HydroChem Industrial Services, Inc.
        9.250%, due 02/15/13 (144A) (b)........     660,000       683,100
      Lamar Media Corp.
        7.250%, due 01/01/13...................      80,000        80,200
      NCO Group, Inc. 10.230%, due 11/15/13
        (144A)(a)(b)...........................   1,800,000     1,813,500
      Rural/Metro Corp.
        9.875%, due 03/15/15(d)................     555,000       586,912
                                                            -------------
                                                                3,624,962
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 0.4%
      Anixter, Inc. 5.950%, due 03/01/15.......   1,164,000     1,094,160
                                                            -------------
      CONSTRUCTION & ENGINEERING - 0.5%
      Dycom Industries, Inc.
        8.125%, due 10/15/15...................     930,000       971,850
      Esco Corp. 9.235%, due 12/15/13
        (144A)(a)(b)...........................     325,000       333,125
                                                            -------------
                                                                1,304,975
                                                            -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CONTAINERS & PACKAGING - 0.2%
      AEP Industries, Inc.
        7.875%, due 03/15/13.................... $   452,000 $     454,260
                                                             -------------
      ELECTRIC UTILITIES - 1.5%
      AES Corp. 8.750%, due 06/15/08............       7,000         7,166
      FPL Energy American Wind LLC
        6.639%, due 06/20/23 (144A)(b)..........     604,640       615,816
      FPL Energy Wind Funding LLC
        6.876%, due 06/27/17 (144A)(b)..........     576,720       575,999
      Kiowa Power Partners LLC
        5.737%, due 03/30/21 (144A)(b)..........     650,000       625,514
      Ormat Funding Corp.
        8.250%, due 12/30/20....................     914,672       937,539
      Power Contract Financing III LLC
        2.186%, due 02/05/10 (144A)(b)..........   1,000,000       830,000
      Tenaska Alabama Partners LP
        7.000%, due 06/30/21 (144A)(b)..........     618,764       636,231
      Westar Energy, Inc.
        7.125%, due 08/01/09....................     110,000       113,054
                                                             -------------
                                                                 4,341,319
                                                             -------------
      ELECTRONICS - 0.1%
      Legrand S.A. 8.500%, due 02/15/25.........      20,000        23,450
      NXP BV / NXP Funding LLC
        7.875%, due 10/15/14....................     240,000       237,600
                                                             -------------
                                                                   261,050
                                                             -------------
      ENERGY - 0.9%
      Caithness Coso Funding Corp.
        6.263%, due 06/15/14 (144A)(b)..........     821,221       810,181
      Copano Energy LLC
        8.125%, due 03/01/16....................     250,000       255,000
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)...............................     465,000       469,650
      Southern Star Central Corp.
        6.750%, due 03/01/16 (144A)(b)..........     160,000       158,400
      Targa Resources, Inc. 8.500%, due 11/01/13
        (144A)(b)...............................     265,000       270,300
      Tiverton Power Associates LP/Rumford
        Power Associates LP
        9.000%, due 07/15/18 (144A)(b)..........      99,337       149,503
      VeraSun Energy Corp.
        9.875%, due 12/15/12....................     500,000       527,500
      Williams Cos., Inc. 6.500%, due 12/01/08..      50,000        50,375
                                                             -------------
                                                                 2,690,909
                                                             -------------
      ENTERTAINMENT & LEISURE - 0.3%
      Capitol Records, Inc. 8.375%, due 08/15/09
        (144A)(c)...............................      65,000        67,275
      EMI Group Plc 9.750%, due 05/20/08(o).....      20,000        41,124

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENTERTAINMENT & LEISURE - CONTINUED
      Lottomatica SpA 8.250%, due 03/31/66
        (144A)(b)(n)........................... $   695,000 $   1,015,902
                                                            -------------
                                                                1,124,301
                                                            -------------
      ENVIRONMENTAL SERVICES - 0.1%
      Clean Harbors, Inc.
        11.250%, due 07/15/12..................     309,000       342,770
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.8%
      Algoma Acquisition Corp.
        9.875%, due 06/15/15 (144A)(b).........   1,415,000     1,415,000
      AmeriCredit Corp. 8.500%, due 07/01/15
        (144A)(b)..............................     750,000       759,375
      Arch Western Financial LLC
        6.750%, due 07/01/13...................      20,000        19,300
      Glencore Funding LLC
        6.000%, due 04/15/14 (144A)(b).........   1,010,000       992,597
      SLM Corp.
       5.330%, due 04/18/08 (144A)(a)(b).......   1,250,000     1,242,789
       4.128%, due 07/25/14(a).................     775,000       617,094
                                                            -------------
                                                                5,046,155
                                                            -------------
      FOOD PRODUCTS - 0.3%
      Cosan Finance, Ltd. 7.000%, due 02/01/17
        (144A)(b)..............................     460,000       447,948
      Nutro Products, Inc. 9.370%, due 10/15/13
        (144A)(a)(b)...........................     320,000       339,392
                                                            -------------
                                                                  787,340
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.2%
      HCA, Inc.
       7.190%, due 11/15/15....................      10,000         9,063
       9.625%, due 11/15/16 (144A)(b)(d).......     455,000       490,262
       8.360%, due 04/15/24....................      50,000        46,352
       7.690%, due 06/15/25(d).................      50,000        43,740
      Multicare Cos., Inc. 9.000%, due 08/01/07
        (144A)(c)(e)...........................     330,000         2,310
                                                            -------------
                                                                  591,727
                                                            -------------
      HOMEBUILDERS - 0.8%
      Beazer Homes USA, Inc.
        8.625%, due 05/15/11(d)................      85,000        82,025
      C8 Capital SPV, Ltd. 6.640%, due 12/31/49
        (144A)(b)..............................     610,000       605,327
      K. Hovnanian Enterprises, Inc.
        7.750%, due 05/15/13(d)................      30,000        26,400
      Meritage Homes Corp.
        6.250%, due 03/15/15(d)................     765,000       684,675
      Urbi Desarrollos Urbanos S.A. de C.V.
        8.500%, due 04/19/16 (144A)(b).........     485,000       510,463
      WCI Communities, Inc.
        7.875%, due 10/01/13(d)................     460,000       425,500
                                                            -------------
                                                                2,334,390
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 0.9%
       Shingle Springs Tribal Gaming Authority
         9.375%, due 06/15/15 (144A)(b)....... $ 1,000,000 $   1,013,750
       Station Casinos, Inc.
         6.625%, due 03/15/18.................     845,000       730,925
       Wimar Opco LLC 9.625%, due 12/15/14
         (144A)(b)............................   1,000,000       967,500
                                                           -------------
                                                               2,712,175
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 0.2%
       Park - Ohio Industries, Inc.
         8.375%, due 11/15/14.................     565,000       546,638
                                                           -------------
       INSURANCE - 2.0%
       Conseco, Inc.
        9.500%, due 10/15/06(e)...............      40,000             0
        7.620%, due 08/09/07(e)...............      80,000             0
       Foundation Re Ltd. 9.460%, due 11/24/08
         (144A)(a)(b).........................     250,000       237,973
       Hanover Insurance Group, Inc.
         7.625%, due 10/15/25.................   1,085,000     1,132,999
       Kingsway America, Inc.
         7.500%, due 02/01/14.................   1,030,000     1,046,726
       Liberty Mutual Group, Inc.
         7.000%, due 03/15/37 (144A)(b).......     510,000       490,577
       Ohio Casualty Corp.
         7.300%, due 06/15/14.................     340,000       361,956
       Platinum Underwriters Finance, Inc.
         7.500%, due 06/01/17(d)..............   1,305,000     1,345,766
       Presidential Life Corp.
         7.875%, due 02/15/09.................   1,155,000     1,160,775
                                                           -------------
                                                               5,776,772
                                                           -------------
       MACHINERY - 0.5%
       Baldor Electric Co.
         8.625%, due 02/15/17.................     970,000     1,030,625
       Gardner Denver, Inc.
         8.000%, due 05/01/13.................     400,000       420,000
                                                           -------------
                                                               1,450,625
                                                           -------------
       MEDIA - 0.9%
       C&M Finance, Ltd.
         8.100%, due 02/01/16 (144A)(b).......   1,340,000     1,363,450
       CanWest Media, Inc.
         8.000%, due 09/15/12.................         879           877
       Corp. Interamericana de Entretenimiento
         S.A. 8.875%, due 06/14/15 (144A)(b)..   1,050,000     1,102,500
       CSC Holdings, Inc. 7.875%, due 12/15/07      47,000        47,411
       Pegasus Communications Corp.
         9.750%, due 12/01/06(f)..............      10,816            14
                                                           -------------
                                                               2,514,252
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                PAR         VALUE
         DESCRIPTION                            AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         METALS & MINING - 1.5%
         Aleris International, Inc.
          9.000%, due 12/15/14 (144A)(b)..... $   355,000 $     358,550
          10.000%, due 12/15/16 (144A)(b)....     200,000       199,500
         American Rock Salt Co. LLC
           9.500%, due 03/15/14..............     280,000       284,550
         Asia Aluminum Holdings, Ltd.
           8.000%, due 12/23/11 (144A)(b)....     855,000       846,450
         Compass Minerals International, Inc.
          0.000%/12.750%, due 12/15/12(g)....      60,000        61,950
          Series B 0.000%/12.000,%
            due 06/01/13(d)(g)...............      90,000        89,775
         FMG Finance Property, Ltd.
           10.625%, due 09/01/16 (144A)(b)...     370,000       442,150
         Novelis, Inc. 7.250%, due 02/15/15..     400,000       412,500
         Vale Overseas, Ltd.
          6.250%, due 01/11/16...............     270,000       269,154
          8.250%, due 01/17/34(d)............   1,100,000     1,292,171
         Wheeling-Pittsburgh Corp.
          6.000%, due 08/01/10...............       4,782         3,748
          5.000%, due 08/01/11...............       7,510         5,886
                                                          -------------
                                                              4,266,384
                                                          -------------
         OFFICE FURNISHING & SUPPLIES - 0.1%
         Xerox Corp.
          9.750%, due 01/15/09...............     100,000       105,820
          7.125%, due 06/15/10...............     245,000       254,263
                                                          -------------
                                                                360,083
                                                          -------------
         OIL & GAS - 3.2%
         Baytex Energy, Ltd.
           9.625%, due 07/15/10..............   1,000,000     1,040,000
         Complete Production Services, Inc.
           8.000%, due 12/15/16 (144A)(b)....     835,000       847,525
         Compton Petroleum Finance Corp.
           7.625%, due 12/01/13(d)...........   1,065,000     1,057,012
         DDI Holdings A.S.
          9.300%, due 01/19/12 (144A)(b).....   1,300,000     1,374,750
          9.300%, due 04/26/12 (144A)(b).....     285,000       301,744
         Harvest Operations Corp.
           7.875%, due 10/15/11..............     490,000       483,262
         Inergy LP/Inergy Finance Corp.
           8.250%, due 03/01/16..............     250,000       258,125
         Nakilat, Inc.
          6.067%, due 12/31/33 (144A)(b).....     410,000       385,414
          6.267%, due 12/31/33 (144A)(b).....     500,000       476,358
         Pemex Project Funding Master Trust
          7.375%, due 12/15/14...............     200,000       218,369
          8.625%, due 02/01/22(d)............      90,000       111,136
         PetroMena AS 9.750%, due 05/24/12
           (144A)(c)(q)......................   3,000,000       539,367

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - CONTINUED
       Quicksilver Resources, Inc.
         7.125%, due 04/01/16................. $   675,000 $     654,750
       Sevan Marine ASA 8.370%, due 05/14/13
         (144A)(b)............................     200,000       206,010
       Seven Seas Petroleum, Inc.
         12.500%, due 05/15/05(e)(f)..........      60,000             0
       Stone Energy Corp.
         8.250%, due 12/15/11(d)..............      80,000        80,400
       TNK-BP Finance S.A.
        7.500%, due 07/18/16 (144A)(b)........     850,000       878,475
        6.625%, due 03/20/17 (144A)(b)........     275,000       267,108
       XCL, Ltd. 13.500%, due 05/01/04 (e)(f).      80,000             0
       XTO Energy, Inc. 6.250%, due 04/15/13..      30,000        30,697
                                                           -------------
                                                               9,210,502
                                                           -------------
       PAPER & FOREST PRODUCTS - 0.4%
       Abitibi Consolidated, Inc.
         7.875%, due 08/01/09(d)..............       1,000           970
       Louis No 1 Plc 8.500%, due 12/01/14 (m)     790,000     1,036,000
       Louisiana-Pacific Corp.
         8.875%, due 08/15/10.................      10,000        10,757
                                                           -------------
                                                               1,047,727
                                                           -------------
       PHARMACEUTICALS - 0.7%
       Angiotech Pharmaceuticals, Inc.
         7.750%, due 04/01/14(d)..............   1,120,000     1,061,200
       Phibro Animal Health Corp.
         10.000%, due 08/01/13 (144A)(b)......     580,000       609,000
       Warner Chilcott Corp.
         8.750%, due 02/01/15.................     465,000       480,112
                                                           -------------
                                                               2,150,312
                                                           -------------
       REAL ESTATE - 1.0%
       B.F. Saul (REIT) 7.500%, due 03/01/14..     470,000       474,113
       Crescent Real Estate Equities LP (REIT)
         9.250%, due 04/15/09.................     210,000       215,120
       Forest City Enterprises, Inc.
         7.625%, due 06/01/15.................     560,000       567,000
       Trustreet Properties, Inc. (REIT)
         7.500%, due 04/01/15.................   1,075,000     1,157,566
       Ventas Realty LP/Ventas Capital Corp.
         7.125%, due 06/01/15.................     330,000       334,125
                                                           -------------
                                                               2,747,924
                                                           -------------

       RETAIL - MULTILINE - 0.2%
       Autonation, Inc. 7.000%, due 04/15/14..     210,000       208,425
       Brown Shoe Co., Inc.
         8.750%, due 05/01/12.................      82,000        86,100
       Sally Holdings LLC 9.250%, due 11/15/14
         (144A)(b)............................     415,000       418,112
                                                           -------------
                                                                 712,637
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       ROAD & RAIL - 0.3%
       Greenbrier Cos., Inc.
         8.375%, due 05/15/15(d)............... $   860,000 $     870,750
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.8%
       COLO.COM, Inc. 13.875%, due 03/15/10
         (144A)(c)(e)(f).......................     181,448             0
       Colt Telecom Group Plc
         7.625%, due 12/15/09 (m)..............      15,000        20,710
       Digicel, Ltd.
         9.250%, due 09/01/12 (144A)(b)........     960,000     1,016,400
       GC Impsat Holdings I Plc
         9.875%, due 02/15/17 (144A)(b)........     780,000       793,650
       Insight Midwest LP/Insight Capital, Inc.
         9.750%, due 10/01/09(d)...............       8,000         8,080
       Intelsat Intermediate
         0.000%/ 9.250%, due 02/01/15(d)(g)....   1,210,000     1,001,275
       Mastec, Inc.
         7.625%, due 02/01/17..................     410,000       413,075
       Stratos Global Corp.
         9.875%, due 02/15/13..................     525,000       560,438
       Tele Norte Celular Participacoes S.A.
         8.000%, due 12/18/13..................     126,000       132,930
       True Move Co., Ltd.
         10.750%, due 12/16/13 (144A)(b).......   1,085,000     1,155,525
                                                            -------------
                                                                5,102,083
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.0%
       Alamosa Delaware, Inc.
         11.000%, due 07/31/10.................      90,000        95,354
                                                            -------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.1%
       INVISTA, Inc.
         9.250%, due 05/01/12 (144A)(b)........     145,000       154,063
                                                            -------------
       TRANSPORTATION - 0.5%
       CMA CGM S.A.
         7.250%, due 02/01/13 (144A)(b)........     310,000       316,559
       Groupo Transportacion Ferroviaria
         Mexicana, S.A. de C.V.
         9.375%, due 05/01/12..................     110,000       118,250
       Stena AB 7.000%, due 12/01/16...........   1,000,000     1,005,000
       Trailer Bridge, Inc.
         9.250%, due 11/15/11..................     100,000       102,750
                                                            -------------
                                                                1,542,559
                                                            -------------

       UTILITIES - 0.3%
       ISA Capital do Brasil S.A.
         8.800%, due 01/30/17 (144A)(b)(d).....     230,000       246,675
       Southern Union Co.
         7.200%, due 11/01/66..................     690,000       694,361
                                                            -------------
                                                                  941,036
                                                            -------------
       Total Domestic Bonds & Debt Securities
       (Cost $88,388,868)                                      89,494,488
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 54.8%
       Federal Home Loan Mortgage Corp.
        2.330%, due 01/15/17(a)................ $   196,470 $       9,407
        4.500%, due 07/01/20-04/01/35..........   8,376,105     7,901,552
        5.000%, due 12/01/21-05/01/37..........   9,071,453     8,546,869
        0.000%, due 06/15/30(h)................      31,105        24,106
        6.000%, due 12/01/31-06/01/35..........     763,268       545,436
        2.680%, due 03/15/32(a)................     161,070        14,879
        5.500%, due 03/15/32-01/01/35..........   2,176,691     1,920,895
        STRIPS 0.000%, due 06/01/31(h).........      32,366        25,130
       Federal National Mortgage Association
        6.375%, due 08/15/07...................   1,350,000     1,145,781
        6.000%, due 12/25/15-04/25/33..........     345,218        87,417
        5.000%, due 03/25/17-07/01/37..........  25,200,734    23,481,945
        2.380%, due 03/25/18(a)................     378,747        27,909
        4.000%, due 07/01/18...................   1,142,907     1,060,002
        4.500%, due 11/01/18-07/01/35..........   3,947,803     3,683,057
        5.500%, due 12/01/18-06/01/36..........   5,551,218     5,373,669
        3.862%, due 09/17/29(h)................      15,075        11,925
        7.500%, due 01/01/30-01/25/42..........     429,403       442,438
        7.000%, due 11/25/31-12/25/41..........       4,402         4,499
        1.780%, due 01/25/32(a)................     612,654        29,230
        2.780%, due 03/25/32(a)................     153,172        15,215
        2.680%, due 09/25/32-10/25/32(a).......     136,191        13,169
        1.680%, due 02/25/33(a)................     878,015        49,467
        5.421%, due 12/01/36(a)................   1,287,189     1,287,588
        5.575%, due 01/01/37(a)................   1,602,855     1,595,305
        STRIPS 5.500%, due 01/01/33(h).........     453,143       118,256
       Government National Mortgage Association
        5.000%, due 10/15/18-05/15/37..........   5,917,941     5,607,667
        5.500%, due 08/15/19-03/15/37..........  17,732,573    17,236,138
        6.000%, due 02/15/24-05/20/32..........     127,054       126,771
        6.500%, due 11/15/32-01/15/36..........      13,439        13,710
        4.500%, due 09/15/33-03/15/36..........  11,551,583    10,603,179
       U.S. Treasury Bond
        4.500%, due 11/30/11(d)................   1,135,000     1,116,025
        7.250%, due 05/15/16(d)................   1,710,000     1,976,787
        6.250%, due 08/15/23(d)................   3,060,000     3,398,754
        5.500%, due 08/15/28(d)................   2,380,000     2,469,809
        5.250%, due 11/15/28(d)................   1,020,000     1,027,332
        5.375%, due 02/15/31(d)................  11,600,000    11,915,381
       U.S. Treasury Inflation Index Bond
         2.375%, due 01/15/17(d)...............   4,872,353     4,758,540
       U.S. Treasury Inflation Index Note
        1.875%, due 07/15/15(d)................   5,428,711     5,131,831
        2.000%, due 01/15/16(d)................   2,691,321     2,556,125
        2.500%, due 07/15/16(d)................   3,581,270     3,542,381
       U.S. Treasury Note
        4.000%, due 08/31/07-02/15/15(d).......   2,440,000     2,394,908
        3.625%, due 01/15/10(d)................   5,100,000     4,948,596

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       4.375%, due 12/15/10(d)................. $  2,200,000 $   2,164,767
       5.000%, due 02/15/11(d).................    4,200,000     4,220,345
       4.875%, due 02/15/12(d).................      745,000       744,302
       4.125%, due 05/15/15(d).................      900,000       848,461
       4.250%, due 08/15/15(d).................      580,000       550,502
       4.500%, due 11/15/15(d).................    8,925,000     8,611,233
       5.125%, due 05/15/16(d).................      245,000       246,455
       4.625%, due 11/15/16-02/15/17(d)........      710,000       687,891
      U.S. Treasury STRIPS
       4.256%, due 08/15/10(d)(h)..............    1,000,000       860,363
       3.808%, due 05/15/13(h).................    1,500,000     1,127,058
       3.846%, due 11/15/13(d)(h)..............    2,080,000     1,521,468
                                                             -------------
      Total U. S. Government & Agency
      Obligations (Cost $161,363,717)                          157,821,925
                                                             -------------

      CONVERTIBLE BONDS - 0.0%
      SOFTWARE - 0.0%
      Cybernet Internet Services International,
        Inc. 13.000%, due 08/15/09
        (144A)(c)(e)(f)
        (Cost - $440,042)......................      440,000             0
                                                             -------------

      MUNICIPALS - 0.3%
      NEW JERSEY - 0.2%
      New Jersey Economic Development
        Authority, Special Facilities Revenue,
        Continental Airlines, Inc., Project
        6.250%, due 09/15/29...................      430,000       442,960
                                                             -------------

      TEXAS - 0.1%
      City of San Antonio TX Electric & Gas
        1.000%, due 08/01/07 (144A)(b).........      210,000       263,231
                                                             -------------
      Total Municipals
      (Cost $599,173)                                              706,191
                                                             -------------

      FOREIGN BONDS & DEBT SECURITIES - 5.0%
      BRAZIL - 0.2%
      Banco Nacional de Desenvolvimento
        Economico e Social
        11.000%/8.000%, due 04/28/10(i)(j).....  780,000,000       584,648
                                                             -------------

      CANADA - 0.9%
      Government of Canada
        5.500%, due 06/01/10(l)................      330,000       317,884
      Province of Ontario
        5.500%, due 04/23/13...................    3,000,000     2,380,077
                                                             -------------
                                                                 2,697,961
                                                             -------------
      COLOMBIA - 0.4%
      Republic of Colombia
       9.750%, due 04/23/09(d).................       50,000        53,700

        ----------------------------------------------------------------------
        SECURITY                                  PAR            VALUE
        DESCRIPTION                              AMOUNT         (NOTE 2)
        ----------------------------------------------------------------------

        COLOMBIA - CONTINUED
         9.750%, due 04/09/11................ $    853,566    $     926,119
                                                              -------------
                                                                    979,819
                                                              -------------
        JAPAN - 0.8%
        Japanese Government CPI Linked Bond
          1.100%, due 12/10/16(p)............  298,200,000        2,386,811
                                                              -------------
        MEXICO - 0.0%
        United Mexican States
          7.500%, due 01/14/12(d)............       84,000           90,216
                                                              -------------
        NETHERLANDS - 0.1%
        Kingdom of the Netherlands
          5.000%, due 07/15/12(n)............      130,000          179,153
                                                              -------------
        NORWAY - 0.7%
        Government of Norway
         5.500%, due 05/15/09(q).............    2,200,000          374,220
         6.000%, due 05/16/11(q).............    9,460,000        1,644,356
                                                              -------------
                                                                  2,018,576
                                                              -------------
        RUSSIA - 0.5%
        Russian Federation
         8.250%, due 03/31/10 (144A)(b)......       40,001           41,609
         7.500%, due 03/31/30 (144A)(b)......    1,191,513        1,310,664
                                                              -------------
                                                                  1,352,273
                                                              -------------
        SWEDEN - 1.4%
        Kingdom of Sweden
         5.250%, due 03/15/11(r).............   14,240,000        2,133,790
         5.500%, due 10/08/12(r).............   12,740,000        1,947,349
                                                              -------------
                                                                  4,081,139
                                                              -------------
        Total Foreign Bonds & Debt Securities
        (Cost $12,490,690)                                       14,370,596
                                                              -------------
        ESCROWED SHARES - 0.0%
        Vlasic Foods International, Inc.
          0.000%, due 01/01/49(e)
          (Cost - $0)........................      190,660            6,902
                                                              -------------

        LOAN PARTICIPATION - 2.7%
        UNITED STATES - 2.7%
        Algoma Steel, Inc.
          2.500%, due 06/20/14...............    1,360,000        1,360,000
        AmWINS Group, Inc.
          7.820%, due 06/11/13...............      500,000          500,000
        Community Health Systems
          4.000%, due 04/19/08...............    1,500,000        1,502,970
        Freeport McMoRan Copper & Gold, Inc.
          1.750%, due 03/19/14...............      215,467          215,725
        Inverness Medical Innovations
          2.250%, due 06/26/15...............    1,000,000        1,010,000
        J.G. Wentworth LLC
          10.350%, due 03/01/14..............      650,000          647,160
        Knology, Inc. 5.260%, due 04/30/12...      500,000          504,690

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     UNITED STATES - CONTINUED
     Olympus Cable Holdings LLC (First Union
       Securities, Inc./The Bank of Nova Scotia)
       4.798%, due 09/30/10..................... $    36,164 $      35,339
     RMK Acquisition Corp.
       2.125%, due 04/26/13.....................       8,108         8,138
     Sally Holdings LLC
       7.870%, due 11/18/13.....................     250,000       251,495
     Sandridge Energy
       5.250%, due 04/01/15.....................     980,000     1,004,500
     Sun Healthcare Bank
      2.000%, due 01/15/08-04/12/14.............     459,770       460,920
      7.360%, due 01/15/08......................      40,230        40,330
     USI Holdings Corp.
       8.110%, due 04/30/14.....................     350,000       352,079
                                                             -------------
     Total Loan Participation
     (Cost $7,847,839)                                           7,893,346
                                                             -------------
     COMMON STOCKS - 0.2%
     AIRLINES - 0.0%
     UAL Corp.*(d)..............................         527        21,391
     US Airways Group, Inc. - Class A
       (144A)(c)(e).............................          25             0
                                                             -------------
                                                                    21,391
                                                             -------------
     BUILDING PRODUCTS - 0.0%
     Owens Corning, Inc.*(b)(d).................       2,967        99,780
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 0.0%
     Loewen Group, Inc.(e)......................      20,000             2
                                                             -------------
     FINANCE - DIVERSIFIED - 0.0%
     Outsourcing Solutions, Inc.
       (144A)(b)(e).............................         270         1,146
     Leucadia National Corp.(d).................          26           917
                                                             -------------
                                                                     2,063
                                                             -------------
     FOOD PRODUCTS - 0.0%
     Archibald Candy Corp. (144A)(c)(e).........         308           878
     Aurora Foods, Inc. (144A)(c)(e)............       2,833             0
     Smithfield Foods, Inc.*....................       2,166        66,677
                                                             -------------
                                                                    67,555
                                                             -------------
     INSURANCE - 0.1%
     Conseco, Inc.*(d)..........................       5,666       118,363
                                                             -------------
     IT CONSULTING & SERVICES - 0.0%
     Comdisco Holding Co., Inc..................          83         1,029
                                                             -------------
     MEDIA - 0.0%
     KNOLOGY, Inc.*(d)..........................          49           851
                                                             -------------
     OIL & GAS - 0.0%
     Polymer Group, Inc. - Class A*(d)..........         136         4,013
     Sterling Chemicals, Inc.*..................          35           736
     York Research (144A)(c)(e).................         337             0
                                                             -------------
                                                                     4,749
                                                             -------------

      -----------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -----------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
      Cincinnati Bell, Inc.*(d)..................         35 $         202
      Covad Communications Group, Inc.*(d).......         10             9
      Ionex Communications, Inc.
        (144A)(c)(e).............................        175             0
                                                             -------------
                                                                       211
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      Dobson Communications Corp. - Class A*.....     15,125       168,039
      iPCS, Inc..................................      5,531       187,335
      USA Mobility, Inc.*(d).....................          4           107
                                                             -------------
                                                                   355,481
                                                             -------------
      Total Common Stocks
      (Cost $726,286)                                              671,475
                                                             -------------

      PREFERRED STOCKS - 0.0%
      AIRLINES - 0.0%
      US Airways Group, Inc. - Class A
        0.000%, (144A)(c)(e).....................         16             0
                                                             -------------
      MEDIA - 0.0%
      PTV, Inc., Series A
        10.000%, due 01/10/23....................          1             4
                                                             -------------
      Total Preferred Stocks
      (Cost - $0)                                                        4
                                                             -------------

      CONVERTIBLE PREFERRED STOCKS - 0.0%
      METALS & MINING - 0.0%
      LTV Corp. 8.250%, (144A)(c)(e).............      7,000             0
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
      Dobson Communications Corp.
        6.000%, due 08/19/16 (144A)(b)...........        259        59,181
                                                             -------------
      Total Convertible Preferred Stocks
      (Cost $400,049)                                               59,181
                                                             -------------

      RIGHTS - 0.0%
      FOREIGN GOVERNMENT - 0.0%
      United Mexican States 0.000%, due 06/30/07*
      (Cost - $0)................................    250,000         1,850
                                                             -------------
      WARRANTS - 0.1%
      AIRLINES - 0.0%
      US Airways Group, Inc. - Class A1, Expire
        4/01/10* (144A)(c)(e)....................         16             0
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions Plc Corp.
        Expire 10/01/13*.........................         42         5,499
                                                             -------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
      American Tower Corp., Expire 8/1/08*
        (144A)(b)................................        140        82,967
      COLO.COM, Inc., Expire 3/15/10*
        (144A)(c)(e).............................        220             0

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     -------------------------------------------------------------------------
     SECURITY                                      SHARES/PAR    VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     -------------------------------------------------------------------------

     COMMUNICATIONS EQUIPMENT & SERVICES - CONTINUED
     KMC Telecom Holdings, Inc., Expire
       1/31/08* (144A)(c)(e)......................        250 $           0
     Startec Global Communications Corp.,
       Expire 5/15/08 (144A)(c)(e)................        170             0
                                                              -------------
                                                                     82,967
                                                              -------------
     FINANCIAL - DIVERSIFIED - 0.0%
     ContiFinancial Corp., Liquidating Trust,
       Units of Interest (Represents interest in a
       trust in the liquidation of ContiFinancial
       Corp. and its affiliates)*(e)..............    861,384         1,077
     Mediq Inc., Expire 6/1/09 (144A)(c)(e).......        110             0
                                                              -------------
                                                                      1,077
                                                              -------------
     FOREIGN GOVERNMENT - 0.0%
     Republic of Venezuela, Expire 4/15/20*.......      1,700        63,750
                                                              -------------
     HOTELS, RESTAURANTS & LEISURE - 0.0%
     Mikohn Gaming Corp., Expire 8/15/08*
       (144A)(c)(e)...............................         70             1
                                                              -------------
     INDUSTRIAL - DIVERSIFIED - 0.0%
     Dayton Superior Corp., Expire 6/15/09*
       (144A)(c)(e)...............................        210             0
     Solutia, Inc., Expire 7/15/09
       (144A)(c)(e)...............................         18             0
                                                              -------------
                                                                          0
                                                              -------------
     MEDIA - 0.0%
     KNOLOGY Holdings, Inc., Expire 10/15/07*
       (144A)(c)(e)...............................        215             0
     XM Satellite Radio Holdings, Inc., Expire
       3/15/10 *(144A)(c)(e)......................        100         6,451
                                                              -------------
                                                                      6,451
                                                              -------------

     TRANSPORTATION INFRASTRUCTURE - 0.0%
     Atlantic Express Transportation Corp. Expire
       4/15/08* (144A)(c).........................        525           789
                                                              -------------
     Total Warrants
     (Cost $54,115)                                                 160,534
                                                              -------------

     TOTAL INVESTMENTS - 94.2%
     (Cost $272,310,779)                                        271,186,492

     Other Assets and Liabilities (net) - 5.8%                   16,602,385
                                                              -------------

     TOTAL NET ASSETS - 100.0%                                $ 287,788,877
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Variable or floating rate security. The stated rate represents the rate at June 30, 2007.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser.

(d) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $72,027,615 and the collateral received consisted of cash in the amount of $73,366,647 and securities in the amount of $137,900.

(e) Security valued in good faith at fair value as determined by or under the direction of the Board of Trustees.

(f) Security is in default and/or issuer is in bankruptcy.

(g) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(h) Zero coupon bond - Interest rate represents current yield to maturity.

(i) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(j) Par shown in Italian Lira, Issue has not redenominated into Euro dollars.

(k) Par shown in Australian Dollar. Value is shown in USD.

(l) Par shown in Canadian Dollar. Value is shown in USD.

(m) Par shown in Euro. Value is shown in USD.

(n) Par shown in Netherlands Dollar. Value is shown in USD.

(o) Par shown in Pound Sterling. Value is shown in USD.

(p) Par shown in Japanese Yen. Value is shown in USD.

(q) Par shown in Norwegian Krone. Value is shown in USD.

(r) Par shown in Swedish Krona. Value is shown in USD.

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at June 30, 2007, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        61.16%
                 AA                                       1.79
                 A                                        0.58
                 BBB                                      5.59
                 BB                                       9.27
                 B                                       15.00
                 Below B                                  1.84
                 Equities/Other                           4.77
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


                                                                                              ACQUISITION
                                                                                               COST AS A             VALUE AS A
                                                                     ACQUISITION ACQUISITION PERCENTAGE OF          PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                                      DATES       COST      NET ASSETS    VALUE    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Archibald Candy Corp.                                                11/1/2002   $      514      0.00%     $    878     0.00%
---------------------------------------------------------------------------------------------------------------------------------
Atlantic Express Transportation Corp., Expire 04/15/08               5/21/2004           --      0.00           788     0.00
---------------------------------------------------------------------------------------------------------------------------------
Aurora Foods Inc                                                     9/21/2000
                                                                     10/17/2000       7,570      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Capitol Records, Inc. 8.375%, due 08/15/09                           4/15/2003       62,820      0.02        67,275     0.02
---------------------------------------------------------------------------------------------------------------------------------
COLO COM, Inc Expire 3/15/10                                         3/3/2000
                                                                     4/7/2000
                                                                     6/15/2000       13,705      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
COLO COM, Inc. 13.875%, due 03/15/10                                 3/3/2000
                                                                     4/7/2000
                                                                     6/15/2000      178,714      0.06            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp. 6.122%, due 04/15/37       6/4/2002        55,773      0.02        68,314     0.02
---------------------------------------------------------------------------------------------------------------------------------
Cybernet Internet Services International, Inc. 13.000%, due 08/15/09 8/19/1999      440,042      0.15            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Dayton Superior Corp., Expire 6/15/09                                6/9/2000
                                                                     7/18/2000
                                                                     12/15/2000       4,026      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Ionex Communications, Inc.                                           1/26/2005        1,948      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Expire 1/31/08                           1/26/1998
                                                                     2/5/1998         4,392      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
KNOLOGY Holdings, Inc., Expire 10/15/07                              10/16/1997         405      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
LTV Corp. 8.250%                                                     11/12/1999     355,250      0.12            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Mediq Inc. Expire 6/1/09                                             11/9/1998        9,369      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Mikohn Gaming Corp., Expire 8/15/08                                  2/8/2002            --      0.00             1     0.00
---------------------------------------------------------------------------------------------------------------------------------
Multicare Cos., Inc.                                                 8/04/1997
                                                                     3/8/1998
                                                                     5/22/1998
                                                                     8/4/1998
                                                                     8/03/1998
                                                                     8/05/1998           34      0.00         2,310     0.00
---------------------------------------------------------------------------------------------------------------------------------
PetroMena AS                                                         8/10/1996
                                                                     8/11/1998      491,406      0.17       539,367     0.19
---------------------------------------------------------------------------------------------------------------------------------
Solutia, Inc., Expire 7/15/09                                        1/13/2003           --      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Startec Global Communication Corp., Expire 5/15/08                   5/18/1998
                                                                     5/21/1998          198      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
TIAA Commercial Real Estate Securitization 6.840%, due 05/22/37      5/7/2002        77,415      0.03        98,660     0.03
---------------------------------------------------------------------------------------------------------------------------------
US Airways Group, Inc. (Common Stock)                                7/27/2000       34,240      0.01            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
US Airways Group, Inc. (Preferred Stock)                             7/27/2000           --      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
US Airways Group, Inc., Expire 4/01/10                               7/27/2000           --      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
XM Satellite Radio, Inc., Expire 3/15/10                             3/10/2000       14,255      0.00         6,451     0.00
---------------------------------------------------------------------------------------------------------------------------------
York Research                                                        1/22/2003           --      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 $1,752,076      0.58%     $784,044     0.26%
                                                                                 ------------------------------------------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

PIONEER STRATEGIC INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                             $271,186,492
   Cash                                                           4,274,068
   Cash denominated in foreign currencies**                      13,210,108
   Collateral for securities on loan                             73,504,547
   Receivable for investments sold                                1,502,726
   Receivable for Trust shares sold                                  80,118
   Interest receivable                                            3,136,713
   Unrealized appreciation on forward currency contracts
    (Note 8)                                                         28,007
                                                               ------------
     Total assets                                               366,922,779
                                                               ------------
LIABILITIES
   Payables for:
     Investments purchased                                        4,883,081
     Trust shares redeemed                                          293,341
     Unrealized depreciation on forward currency contracts
       (Note 8)                                                      83,019
     Collateral for securities on loan                           73,504,547
     Investment advisory fee payable (Note 3)                       159,964
     Administration fee payable                                       3,552
     Custodian and accounting fees payable                           40,906
   Accrued expenses                                                 165,492
                                                               ------------
     Total liabilities                                           79,133,902
                                                               ------------
NET ASSETS                                                     $287,788,877
                                                               ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                             $309,183,105
   Accumulated net realized loss                                (27,364,953)
   Unrealized depreciation on investments and foreign
    currency                                                     (1,130,533)
   Undistributed net investment income                            7,101,258
                                                               ------------
     Total                                                     $287,788,877
                                                               ============
NET ASSETS
   Class A                                                     $287,788,877
                                                               ============
CAPITAL SHARES OUTSTANDING
   Class A                                                       30,035,088
                                                               ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                     $       9.58
                                                               ============

----------------------------------------------------------------------------
* Investments at cost                                          $272,310,779
**Cost of cash denominated in foreign currencies                 13,166,066

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

PIONEER STRATEGIC INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $    75,602
   Interest (2)                                                             8,073,855
                                                                          -----------
       Total investment income                                              8,149,457
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           931,133
   Administration fees                                                         13,063
   Custody and accounting fees                                                 59,727
   Transfer agent fees                                                          3,531
   Audit                                                                       12,672
   Legal                                                                       12,871
   Trustee fees and expenses                                                    3,264
   Shareholder reporting                                                        8,129
   Insurance                                                                    5,453
   Other                                                                        1,110
                                                                          -----------
   Total expenses                                                           1,050,953
                                                                          -----------
   Net investment income                                                    7,098,504
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain on:
       Investments                                                            925,953
       Foreign currency                                                        27,205
                                                                          -----------
   Net realized gain on investments and foreign currency                      953,158
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (3,032,762)
       Foreign currency                                                        35,387
                                                                          -----------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (2,997,375)
                                                                          -----------
   Net realized and change in unrealized loss on investments and
       foreign currency                                                    (2,044,217)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 5,054,287
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $         5
(2)Interest income includes securities lending income of:                      25,546

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)


PIONEER STRATEGIC INCOME PORTFOLIO
                                                                         Period Ended  Period Ended   Year Ended
                                                                         June 30, 2007 December 31,   October 31,
                                                                          (Unaudited)     2006*          2006
                                                                         ------------- ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  7,098,504  $  1,894,134  $ 11,108,175
   Net realized gain on investments and foreign currency                      953,158       851,762       882,958
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (2,997,375)       31,325     2,565,148
                                                                         ------------  ------------  ------------
   Net increase in net assets resulting from operations                     5,054,287     2,777,221    14,556,281
                                                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,894,886)  (11,694,618)   (8,052,523)
                                                                         ------------  ------------  ------------
   Net decrease in net assets resulting from distributions                 (1,894,886)  (11,694,618)   (8,052,523)
                                                                         ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               42,605,324    11,403,672    69,977,588
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                1,894,886    11,694,618     8,052,523
   Cost of shares repurchased
     Class A                                                              (13,685,158)   (3,301,462)  (28,047,489)
                                                                         ------------  ------------  ------------
   Net increase in net assets from capital share transactions              30,815,052    19,796,828    49,982,622
                                                                         ------------  ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               33,974,453    10,879,431    56,486,380
   Net assets at beginning of period                                      253,814,424   242,934,993   186,448,613
                                                                         ------------  ------------  ------------
   Net assets at end of period                                           $287,788,877  $253,814,424  $242,934,993
                                                                         ============  ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  7,101,258  $  1,897,640  $ 11,566,759
                                                                         ============  ============  ============

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS A
PIONEER STRATEGIC INCOME PORTFOLIO        -------------------------------------------------------------------------------
                                          FOR THE PERIOD
                                              ENDED      PERIOD ENDED            FOR THE YEARS ENDED OCTOBER 31,(D)
                                          JUNE 30, 2007  DECEMBER 31,  --------------------------------------------------
                                           (UNAUDITED)     2006(D)        2006       2005      2004++     2003++     2002++
                                          -------------- ------------  ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.....     $ 9.46        $ 9.81     $ 9.56     $ 9.73     $ 9.53     $ 8.94     $ 9.94
                                              ------        ------     ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income....................       0.25 (a)      0.07 (a)   0.49 (a)   0.53 (a)   0.57 (a)   0.63 (a)   1.14 (c)
Net Realized/Unrealized Gain (Loss) on
  Investments............................      (0.06)         0.04       0.15      (0.04)      0.48 (a)   1.04 (a)  (0.94)(c)
                                              ------        ------     ------     ------     ------     ------     ------
Total from Investment Operations.........       0.19          0.11       0.64       0.49       1.05       1.67       0.20
                                              ------        ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.....      (0.07)        (0.46)     (0.39)     (0.66)     (0.85)     (1.08)     (1.20)
Distributions from Net Realized Capital
  Gains..................................         --            --         --         --         --         --         --
                                              ------        ------     ------     ------     ------     ------     ------
Total Distributions......................      (0.07)        (0.46)     (0.39)     (0.66)     (0.85)     (1.08)     (1.20)
                                              ------        ------     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD...........     $ 9.58        $ 9.46     $ 9.81     $ 9.56     $ 9.73     $ 9.53     $ 8.94
                                              ======        ======     ======     ======     ======     ======     ======
TOTAL RETURN.............................       1.96%         1.10%      6.95%      5.17%     11.66%     20.56%      2.00%
Ratio of Expenses to Average Net Assets..       0.78%*        0.85%*     0.88%      0.86%      0.90%(b)   1.00%      0.93%
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates.......       0.78%*        0.85%*     0.88%       N/A        N/A        N/A        N/A
Ratio of Net Investment Income to Average
  Net Assets.............................       5.27%*        4.56%*     5.13%      5.58%      6.19%      7.05%      8.24%(c)
Portfolio Turnover Rate..................       23.2%          6.4%      33.0%      37.0%      56.0%     141.0%     208.0%
Net Assets, End of Period (in millions)..     $287.8        $253.8       $243       $186       $107       $100        $97

*  Annualized
N/A Not Applicable
(a) Per share amount based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
    October 31, 2002, these amount would have been $1.16, $(0.96) and 8.42% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets respectively.
(d) Fiscal Year End changed on November 1, 2006 from October 31 to December 31. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Pioneer Strategic Income Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

On May 24, 2006, the Board of Trustees of the Trust approved the change of the fiscal year end from October 31 to December 31. The Portfolio's change of the fiscal year end became effective on November 1, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                Expiring   Expiring   Expiring   Expiring
Portfolio                             Total    12/31/2007 12/31/2008 12/31/2009 12/31/2010
---------                          ----------- ---------- ---------- ---------- -----------

Pioneer Strategic Income Portfolio $27,677,097 $3,523,658 $3,076,895 $7,414,445 $13,662,099

On May 1, 2006, the Portfolio, a series of The Travelers Series Trust, was reorganized into the Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $28,401,723. The losses incurred by the Portfolio are subject to an annual limitation of $6,843,272.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

K. STRIPPED SECURITIES - The Portfolio may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs'.

L. CREDIT AND MARKET RISK - The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

M. LOAN PARTICIPATIONS - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                   for the period ended
Portfolio                             June 30, 2007     % per annum    Average Daily Assets
---------                          -------------------- ----------- ---------------------------

Pioneer Strategic Income Portfolio       $931,133          0.75%    First $75 Million

                                                           0.70%    $75 Million to $150 Million

                                                           0.65%    Over $150 Million

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                               ---------------------
          Portfolio                            Class A Class B Class E
          ---------                            ------- ------- -------

          Pioneer Strategic Income Portfolio**  1.25%   1.50%*  1.40%*

* Classes not offered during the period.
** Prior to May 1, 2006, the maximum expense ratios for the Pioneer Strategic Income Portfolio were 1.50%, 1.75%, and 1.65% for Class A, B and E, respectively.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                          Shares Issued
                                                             Through                Net Increase
                                   Beginning                Dividend      Shares     in Shares     Ending
                                    Shares    Shares Sold Reinvestment  Repurchased Outstanding    Shares
-                                  ---------- ----------- ------------- ----------- ------------ ----------

Pioneer Strategic Income Portfolio

 Class A

 06/30/2007                        26,825,628  4,438,067      196,158   (1,424,765)  3,209,460   30,035,088
 11/01/2006-12/31/2006             24,768,301  1,154,973    1,236,218     (333,864)  2,057,327   26,825,628
 11/01/2005-10/31/2006             19,495,007  7,350,719      866,796   (2,944,221)  5,273,294   24,768,301

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Pioneer Strategic Income Portfolio   $91,272,343    $25,264,307     $35,182,940    $23,084,827

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Depreciation
---------                          ------------ ------------ -------------- --------------

Pioneer Strategic Income Portfolio $272,310,779  $5,602,456   $(6,726,743)   $(1,124,287)

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of    Value of
                                              Securities  Collateral
                                              ----------- -----------

           Pioneer Strategic Income Portfolio $72,027,615 $73,504,547

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006, October 31, 2006 and 2005 were as follows:

                                            Ordinary Income          Long-Term Capital Gain               Total
                                   --------------------------------- ---------------------- ---------------------------------
                                      2006*      2006**      2005    2006*   2006**   2005     2006       2006**      2005
                                   ----------- ---------- ---------- -----   ------   ----  ----------- ---------- ----------

Pioneer Strategic Income Portfolio $11,694,618 $8,052,523 $7,620,245  $--     $--     $--   $11,694,618 $8,052,523 $7,620,245

*  For the period November 1, 2006 through December 31, 2006
** For the year October 31, 2006

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals        Total
                                   ------------- ------------- ------------ ------------------ ------------

Pioneer Strategic Income Portfolio  $1,894,886        $--       $1,228,582     $(27,677,097)   $(24,553,629)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2007, were as follows:

Forward Foreign Currency Contracts to Buy:

                                        In Exchange Value at  Net Unrealized
   Settlement Date Contracts to Deliver for U.S. $  06/30/07   Appreciation
   --------------- -------------------- ----------- --------- --------------

      08/14/07        1,190,000 GBP      2,357,747  2,385,754    $28,007
                                                                 -------

                                                                 $28,007
                                                                 =======

Forward Foreign Currency Contracts to Sell:

                                        In Exchange Value at  Net Unrealized
   Settlement Date Contracts to Deliver  for US $   06/30/07   Depreciation
   --------------- -------------------- ----------- --------- --------------

      09/06/07        3,565,000 AUD      2,967,506  3,021,209    $(53,703)

      08/14/07        1,190,000 GBP      2,356,438  2,385,754     (29,316)
                                                                 --------

                                                                 $(83,019)
                                                                 ========

AUD - Australian Dollar
GBP - Great Britain Pound

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                           RCM Technology Portfolio
                  (formerly RCM Global Technology Portfolio)

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
RCM TECHNOLOGY PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MANAGEMENT'S PERFORMANCE REVIEW

The RCM Technology Portfolio, Class A increased by +10.82% for the first six months of 2007. The Portfolio outperformed its primary style benchmark, the Goldman Sachs Technology Index ('GSTI')/1/ which returned 10.40%, as well as its broad-market index, the S&P 500(R) Index, which returned 6.96%.

MARKET ENVIRONMENT

The first half of 2007 started off with investors concerned about the economy. As the second quarter progressed, investors became enthusiastic about many large cap technology stocks, such as IBM, Oracle, and Dell, which were not holdings of the portfolio. Our focus for the RCM Technology Portfolio is on mid-cap, higher-growth companies, and the portfolio's stock holdings generally lagged those larger companies which appreciated more than those in the GSTI Index.

North American markets continued to march higher despite a major move upward in long term bond yields, continued weakness in housing, and high energy prices. The first half ended with some volatility, given late quarter press citing the near collapse of two mortgage-debt funds at Bear Stearns. Nonetheless, strong global economies, favorable earnings, and record corporate buyout activity supported strength during the first half of 2007. Finally, the market broadened its interest into the higher growth companies in June, and the Portfolio passed the indices for the year.

PORTFOLIO REVIEW

Positive stock selection was the major contributor to the portfolio's performance during the first half of 2007. Most notably, strong stock-picking in the consumer services, media and telecommunication services industries proved to benefit the portfolio. Specific stocks that added the most value on an absolute basis were Japanese-based Nintendo Co., Apple, Inc. and NII Holdings. RCM's decision to overweight energy and materials and to underweight software also proved to be successful strategies during this period.

The largest detractors to portfolio performance were some of the component companies that are struggling with competition. On an absolute basis, Qlogic Corp, Seagate Technology and Marvell Technology proved to be the biggest negative contributors to performance.

From a geographical perspective, the portfolio benefited from positions in European & Asian technology stocks. Strong stock selection within these areas also helped performance. Our focus in Asia has been on components companies, Chinese internet companies and gaming companies, and many of these have done well despite some concerns about the regional currencies and economies. In Europe, we have been focusing on the third generation cellular components and alternative energy companies who are being driven by rapid adoption of these two technologies in that region.
--------
/1/ The Goldman Sachs Technology Index is a capitalization-weighted index considered representative of the technology Industry. The Index does not include fees or expenses and is not available for direct investment.
OUTLOOK

Earlier this year, we believed that the economy was weakening and that interest rates would be cut, but now it appears that the economy has again resumed its steady growth and interest rates have begun to rise. This steady growth should help most technology companies at least meet expectations, and we are hopeful that investors will continue to show interest in the higher growth companies.

We remain focused on growth sectors within technology, and we have seen a compression in the difference between valuations of high and low growth companies. We believe the large amount of cash available for buyouts has caused investors to set a 'valuation floor' of multiples for most stocks. The higher growth companies have seen their multiples continue to compress toward this floor, despite their much higher growth rates than the economy. As investors gain confidence about the economy, we think they will continue the recent trend and buy these high growth companies.

Another factor is the multinational nature of our Portfolio's companies, most of which have significant business outside the North America. That piece is doing better than expected, helping many of these companies to ride through any softness in the U.S. That performance is also helping bolster confidence in these companies.

We remain enthusiastic about the fundamentals driving our companies, historically low valuations for growth, and a number of strong product cycles that are underway in the technology sector.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM TECHNOLOGY PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                            Percent of
          Description                                       Net Assets
          ------------------------------------------------------------
          Google, Inc.--Class A                               5.09%
          ------------------------------------------------------------
          Intel Corp.                                         4.72%
          ------------------------------------------------------------
          Nintendo Co., Ltd.                                  4.25%
          ------------------------------------------------------------
          NVIDIA Corp.                                        4.05%
          ------------------------------------------------------------
          NII Holdings, Inc.                                  4.01%
          ------------------------------------------------------------
          Apple, Inc.                                         3.36%
          ------------------------------------------------------------
          Merrill Lynch International Co., Expires 11/17/10   3.03%
          ------------------------------------------------------------
          Focus Media Holding, Ltd.                           2.68%
          ------------------------------------------------------------
          SanDisk Corp.                                       2.64%
          ------------------------------------------------------------
          EMC Corp.                                           2.56%
          ------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Technology            44.6%
Communications        34.8%
Energy                 7.3%
Cyclical               5.2%
Industrials            3.5%
Basic Materials        3.4%
Non-cyclical           1.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM TECHNOLOGY PORTFOLIO                           FOR THE PERIOD ENDED 6/30/07
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      RCM TECHNOLOGY PORTFOLIO MANAGED BY
RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/1/ AND S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                  RCM Technology            NASDAQ               S&P 500(R)
                    Portfolio          Composite Index             Index
                  --------------       ---------------           ----------
 2/12/2001           $10,000               $10,000                $10,000
12/31/2001             6,160                 7,120                  8,509
12/31/2002             3,040                 4,903                  6,628
12/31/2003             4,790                 7,401                  8,531
12/31/2004             4,584                 8,078                  9,458
12/31/2005             5,089                 8,249                  9,923
12/31/2006             5,362                 9,107                 11,491
 6/30/2007             5,929                 9,855                 12,291




    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/4/
    -----------------------------------------------------------------
    RCM Technology
    Portfolio--Class A              24.18%  8.05%  9.23%   -4.63%
--        Class B                   23.85%  7.74%  9.01%   -7.87%
          Class E                   23.96%  7.84%  9.12%    2.29%
    -----------------------------------------------------------------
- - NASDAQ Composite Index/1/       20.76%  9.14% 12.97%   -0.24%
    -----------------------------------------------------------------
--  S&P 500(R) Index/2/             20.59% 11.68% 10.71%    3.27%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
RCM TECHNOLOGY PORTFOLIO                    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,108.20       $4.76
  Hypothetical (5% return before expenses)     1,000.00      1,020.28        4.56
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,105.80       $6.06
  Hypothetical (5% return before expenses)     1,000.00      1,019.04        5.81
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                      $1,000.00     $1,107.30       $5.54
  Hypothetical (5% return before expenses)     1,000.00      1,019.54        5.31
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% , 1.16% , and 1.06% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
RCM TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                            SHARES     (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 91.1%
          CHEMICALS - 3.2%
          Monsanto Co.........................   89,505   $ 6,045,168
          Wacker Chemie AG....................   17,361     4,095,259
                                                          -----------
                                                           10,140,427
                                                          -----------

          COMMUNICATIONS EQUIPMENT & SERVICES - 8.9%
          Alcatel S.A.........................  311,300     4,338,385
          Cisco Systems, Inc.*................  160,630     4,473,545
          Comverse Technology, Inc.*(a).......  153,365     3,197,660
          Foundry Networks, Inc.*.............  408,560     6,806,610
          Nokia Oyj (ADR).....................   98,505     2,768,429
          QUALCOMM, Inc.......................   75,645     3,282,237
          Research In Motion, Ltd.*...........   15,915     3,161,663
                                                          -----------
                                                           28,028,529
                                                          -----------

          COMPUTERS & PERIPHERALS - 13.5%
          Apple Computer, Inc.*...............   86,450    10,550,358
          EMC Corp.*..........................  443,560     8,028,436
          Network Appliance, Inc.*............   95,716     2,794,907
          NVIDIA Corp.*.......................  308,285    12,735,254
          SanDisk Corp.*......................  169,450     8,292,883
                                                          -----------
                                                           42,401,838
                                                          -----------

          ELECTRICAL EQUIPMENT & SERVICES - 1.7%
          Energy Conversion Devices, Inc.*(a).   11,815       364,138
          Sunpower Corp. - Class A*(a)........   77,700     4,898,985
                                                          -----------
                                                            5,263,123
                                                          -----------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.7%
          ABB, Ltd............................  314,580     7,063,844
          Riverbed Technology, Inc.*..........  110,640     4,848,245
          Suntech Power Holdings Co., Ltd.
            (ADR)*(a).........................   77,186     2,814,973
                                                          -----------
                                                           14,727,062
                                                          -----------

          ENERGY EQUIPMENT & SERVICES - 2.3%
          Cameron International Corp.*........   34,900     2,494,303
          Renewable Energy Corp AS*...........  121,612     4,686,685
                                                          -----------
                                                            7,180,988
                                                          -----------

          HOUSEHOLD DURABLES - 0.9%
          Dolby Laboratories, Inc.*...........   84,200     2,981,522
                                                          -----------

          INDUSTRIAL-DIVERSIFIED - 1.2%
          Orkla ASA...........................  199,180     3,744,383
                                                          -----------

          INTERNET SOFTWARE & SERVICES - 12.5%
          Baidu.com (ADR)*(a).................   28,870     4,849,583
          Google, Inc. - Class A*.............   30,565    15,997,110
          Juniper Networks, Inc.*(a)..........  159,535     4,015,496

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES     (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - CONTINUED
         McAfee, Inc.*.........................   152,175  $  5,356,560
         SINA Corp.*...........................    39,218     1,641,665
         Tencent Holdings, Ltd................. 1,826,890     7,334,161
                                                           ------------
                                                             39,194,575
                                                           ------------

         MEDIA - 2.7%
         Focus Media Holding, Ltd.*(a).........   166,645     8,415,573
                                                           ------------

         RETAIL - SPECIALTY - 0.8%
         GameStop Corp., - Class A*(a).........    61,020     2,385,882
                                                           ------------

         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 14.6%
         Analog Devices, Inc.(a)...............    42,725     1,608,169
         Chartered Semiconductor Manufacturing,
           Ltd.*............................... 6,477,140     5,718,716
         First Solar, Inc.*(a).................    55,740     4,977,024
         Infineon Technologies AG*.............   378,005     6,281,233
         Intel Corp............................   624,405    14,835,863
         MEMC Electronic Materials, Inc.*......    43,040     2,630,605
         National Semiconductor Corp...........    74,815     2,115,020
         ON Semiconductor Corp.*(a)............   398,755     4,274,654
         Q-Cells AG*...........................    24,020     2,075,521
         Texas Instruments, Inc................    37,400     1,407,362
                                                           ------------
                                                             45,924,167
                                                           ------------

         SOFTWARE - 15.1%
         Activision, Inc.*.....................   271,200     5,063,304
         Autodesk, Inc.*(a)....................   148,420     6,987,614
         Cerner Corp.*.........................   110,520     6,130,544
         Nintendo Co., Ltd.....................    36,620    13,344,053
         Red Hat, Inc.*(a).....................   213,992     4,767,742
         Salesforce.com, Inc.*(a)..............   166,500     7,136,190
         THQ, Inc.*(a).........................   131,550     4,014,906
                                                           ------------
                                                             47,444,353
                                                           ------------

         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.6%
         Corning, Inc.*........................   257,200     6,571,460
         Level 3 Communications, Inc.*(a)......   992,325     5,805,101
         Telefonaktiebolaget LM Ericsson (ADR).    54,800     2,185,972
                                                           ------------
                                                             14,562,533
                                                           ------------

         TELECOMMUNICATION SERVICES - WIRELESS - 4.4%
         NII Holdings, Inc.*...................   155,845    12,582,925
         PT Telekomunikasi Indonesia........... 1,052,835     1,136,709
                                                           ------------
                                                             13,719,634
                                                           ------------
         Total Common Stocks
         (Cost $249,425,616)                                286,114,589
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------
       WARRANTS - 4.6%
       Macquarie Bank Ltd.,
         Expires 04/09/12(b)..................      83,065  $  1,295,814
       Macquarie Bank Ltd.,
         Expires 11/15/11(b)..................     179,192     3,675,228
       Merrill Lynch International Co.,
         Expires 11/17/10(b)..................   1,095,905     9,505,880
                                                            ------------
       Total Warrants (Cost $11,984,329)......                14,476,922
                                                            ------------

       SHORT-TERM INVESTMENT - 7.1%
       State Street Bank & Trust Co.,
         Repurchase Agreement
         dated 06/29/07 at 3.400% to be
         repurchased at $22,315,321
         on 07/02/07 collateralized by
         $23,050,000 FHLB at 4.375% due
         09/17/10 with a value of $22,755,882.
         (Cost - $22,309,000)................. $22,309,000    22,309,000
                                                            ------------

       TOTAL INVESTMENTS - 102.8%
       (Cost $283,718,945)                                   322,900,511
                                                            ------------

       Other Assets and Liabilities (net) - (2.8)%            (8,826,574)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $314,073,937
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $50,509,942 and the collateral received consisted of cash in the amount of $51,685,797.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $14,476,922 of net assets.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

RCM TECHNOLOGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $300,591,511
   Repurchase Agreement                                                    22,309,000
   Cash                                                                           294
   Cash denominated in foreign currencies**                                   473,792
   Collateral for securities on loan                                       51,685,797
   Receivable for investments sold                                          4,712,304
   Receivable for Trust shares sold                                           324,207
   Dividends receivable                                                        20,426
   Interest receivable                                                          2,107
                                                                         ------------
     Total assets                                                         380,119,438
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 13,501,124
     Trust shares redeemed                                                    459,793
     Distribution and services fees - Class B                                  18,979
     Distribution and services fees - Class E                                   1,940
     Collateral for securities on loan                                     51,685,797
     Investment advisory fee payable (Note 3)                                 221,068
     Administration fee payable                                                 3,713
     Custodian and accounting fees payable                                    102,177
   Accrued expenses                                                            50,910
                                                                         ------------
     Total liabilities                                                     66,045,501
                                                                         ------------
NET ASSETS                                                               $314,073,937
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $254,439,023
   Accumulated net realized gain                                           20,679,321
   Unrealized appreciation on investments and foreign currency             39,180,863
   Accumulated net investment loss                                           (225,270)
                                                                         ------------
     Total                                                               $314,073,937
                                                                         ============
NET ASSETS
   Class A                                                               $204,568,654
                                                                         ============
   Class B                                                                 93,509,929
                                                                         ============
   Class E                                                                 15,995,354
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 35,669,366
                                                                         ============
   Class B                                                                 16,553,130
                                                                         ============
   Class E                                                                  2,815,693
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       5.74
                                                                         ============
   Class B                                                                       5.65
                                                                         ============
   Class E                                                                       5.68
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $261,409,945
**Cost of cash denominated in foreign currencies                              473,026

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

RCM TECHNOLOGY PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                                         $   882,602
    Interest (2)                                                                                              357,824
                                                                                                          -----------
       Total investment income                                                                              1,240,426
                                                                                                          -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                                        1,294,359
    Administration fees                                                                                        12,066
    Custody and accounting fees                                                                                22,503
    Distribution fee - Class B                                                                                113,103
    Distribution fee - Class E                                                                                 11,806
    Transfer agent fees                                                                                        10,730
    Audit                                                                                                      12,181
    Legal                                                                                                       7,161
    Trustee fees and expenses                                                                                   7,194
    Shareholder reporting                                                                                      13,882
    Insurance                                                                                                   2,067
    Other                                                                                                       1,714
                                                                                                          -----------
       Total expenses                                                                                       1,508,766
       Less broker commission recapture                                                                       (43,070)
                                                                                                          -----------
    Net expenses                                                                                            1,465,696
                                                                                                          -----------
    Net investment loss                                                                                      (225,270)
                                                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
       Investments                                                                                         24,864,376
       Options contracts                                                                                      461,421
       Foreign currency                                                                                       (41,247)
                                                                                                          -----------
    Net realized gain on investments, options contracts and foreign currency                               25,284,550
                                                                                                          -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                          5,636,500
       Foreign currency                                                                                          (703)
                                                                                                          -----------
    Net change in unrealized appreciation on investments and foreign currency                               5,635,797
                                                                                                          -----------
    Net realized and change in unrealized gain on investments, options contracts and foreign currency      30,920,347
                                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $30,695,077
                                                                                                          ===========

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                                                           $    64,508
(2)Interest income includes securities lending income of:                                                      88,492

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

RCM TECHNOLOGY PORTFOLIO
                                                                                              Period Ended   Year Ended
                                                                                              June 30, 2007 December 31,
                                                                                               (Unaudited)      2006
                                                                                              ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                                                       $   (225,270) $ (1,738,506)
    Net realized gain on investments, options contracts and foreign currency                    25,284,550    19,050,137
    Net change in unrealized appreciation (depreciation) on investments and foreign currency     5,635,797      (983,136)
                                                                                              ------------  ------------
    Net increase in net assets resulting from operations                                        30,695,077    16,328,495
                                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized gains
     Class A                                                                                    (7,555,464)           --
     Class B                                                                                    (3,580,530)           --
     Class E                                                                                      (606,662)           --
                                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                                    (11,742,656)           --
                                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                    29,075,814    63,546,281
     Class B                                                                                     6,883,957    19,096,597
     Class E                                                                                       793,092     2,163,845
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                     7,555,464            --
     Class B                                                                                     3,580,530            --
     Class E                                                                                       606,662            --
    Cost of shares repurchased
     Class A                                                                                   (29,180,460)  (19,286,994)
     Class B                                                                                   (14,494,451)  (18,099,160)
     Class E                                                                                    (3,045,775)   (4,833,335)
                                                                                              ------------  ------------
    Net increase in net assets from capital share transactions                                   1,774,833    42,587,234
                                                                                              ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                                    20,727,254    58,915,729
    Net assets at beginning of period                                                          293,346,683   234,430,954
                                                                                              ------------  ------------
    Net assets at end of period                                                               $314,073,937  $293,346,683
                                                                                              ============  ============
    Net assets at end of period includes distributions in excess of net investment income     $   (225,270) $         --
                                                                                              ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR
PERIOD ENDED:

                                                                          CLASS A
RCM TECHNOLOGY PORTFOLIO                 ----------------------------------------------------------------------
                                         FOR THE PERIOD
                                             ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                         JUNE 30, 2007    -----------------------------------------------------
                                          (UNAUDITED)        2006        2005        2004       2003       2002
                                         --------------   ------      -------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 5.39       $ 5.11      $  4.62     $ 4.83     $ 3.06     $  6.18
                                             ------       ------      -------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................      (0.00)+ (a)  (0.03)(a)    (0.03)(a)  (0.02)(a)  (0.04)(a)   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................       0.57         0.31         0.56      (0.19)      1.81       (3.08)
                                             ------       ------      -------     ------     ------     -------
Total from Investment Operations........       0.57         0.28         0.53      (0.21)      1.77       (3.12)
                                             ------       ------      -------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....         --           --           --         --         --          --
Distributions from Net Realized Capital
  Gains.................................      (0.22)          --        (0.04)     (0.00) +      --          --
                                             ------       ------      -------     ------     ------     -------
Total Distributions.....................      (0.22)          --        (0.04)     (0.00) +      --          --
                                             ------       ------      -------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD..........     $ 5.74       $ 5.39      $  5.11     $ 4.62     $ 4.83     $  3.06
                                             ======       ======      =======     ======     ======     =======
TOTAL RETURN                                  10.82 %       5.48 %      11.35 %    (4.28)%    57.84 %    (50.49)%
Ratio of Expenses to Average Net
  Assets**..............................       0.91 %*      1.02 %       1.10 %     0.96 %     1.10 %      1.10 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................        N/A          N/A          N/A        N/A       1.04 %      1.04 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......       0.94 %*      1.06 %(b)    1.19 %      N/A       1.26 %      1.73 %
Ratio of Net Investment Loss to Average
  Net Assets............................      (0.07)%*     (0.57)%      (0.69)%    (0.45)%    (0.89)%     (0.90)%
Portfolio Turnover Rate.................      112.4 %      265.0 %      290.7 %    173.0 %    313.0 %     227.2 %
Net Assets, End of Period (in millions).     $204.6       $184.8       $129.3      $81.8      $47.2       $13.0

                                                                         CLASS B
                                         --------------------------------------------------------------------
                                         FOR THE PERIOD
                                             ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                         JUNE 30, 2007  -----------------------------------------------------
                                          (UNAUDITED)      2006        2005       2004        2003       2002
                                         -------------- ------      ------     -------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 5.32     $ 5.05      $ 4.58     $  4.79     $ 3.04     $  6.16
                                             ------     ------      ------     -------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................      (0.01)(a)  (0.04)(a)   (0.04)(a)   (0.02)(a)  (0.05)(a)   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................       0.56       0.31        0.55       (0.19)      1.80       (3.08)
                                             ------     ------      ------     -------     ------     -------
Total from Investment Operations........       0.55       0.27        0.51       (0.21)      1.75       (3.12)
                                             ------     ------      ------     -------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....         --         --          --          --         --          --
Distributions from Net Realized Capital
  Gains.................................      (0.22)        --       (0.04)      (0.00) +      --          --
                                             ------     ------      ------     -------     ------     -------
Total Distributions.....................      (0.22)        --       (0.04)      (0.00) +      --          --
                                             ------     ------      ------     -------     ------     -------
NET ASSET VALUE, END OF PERIOD..........     $ 5.65     $ 5.32      $ 5.05     $  4.58     $ 4.79     $  3.04
                                             ======     ======      ======     =======     ======     =======
TOTAL RETURN                                  10.58 %     5.35 %     11.01 %     (4.31)%    57.57 %    (50.65)%
Ratio of Expenses to Average Net
  Assets**..............................       1.16 %*    1.28 %      1.35 %      1.21 %     1.35 %      1.35 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................        N/A        N/A         N/A         N/A       1.29 %      1.27 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......       1.19 %*    1.31 %(b)   1.44 %       N/A       1.52 %      1.96 %
Ratio of Net Investment Income Loss to
  Average Net Assets....................      (0.32)%*   (0.83)%     (0.95)%     (0.57)%    (1.14)%     (1.13)%
Portfolio Turnover Rate.................      112.4 %    265.0 %     290.7 %     173.0 %    313.0 %     227.2 %
Net Assets, End of Period (in millions).     $ 93.5      $91.9       $86.5      $100.2      $64.8       $15.2

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR
PERIOD ENDED:

                                                                         CLASS E
RCM TECHNOLOGY PORTFOLIO                 -------------------------------------------------------------------
                                         FOR THE PERIOD
                                             ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                         JUNE 30, 2007  ----------------------------------------------------
                                          (UNAUDITED)      2006        2005       2004       2003       2002
                                         -------------- ------      ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 5.34     $ 5.07      $ 4.59     $ 4.80     $ 3.05     $  6.17
                                             ------     ------      ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................      (0.01)(a)  (0.04)(a)   (0.04)(a)  (0.02)(a)  (0.05)(a)   (0.03)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................       0.57       0.31        0.56      (0.19)      1.80       (3.09)
                                             ------     ------      ------     ------     ------     -------
Total from Investment Operations........       0.56       0.27        0.52      (0.21)      1.75       (3.12)
                                             ------     ------      ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....         --         --          --         --         --          --
Distributions from Net Realized Capital
  Gains.................................      (0.22)        --       (0.04)     (0.00) +      --          --
                                             ------     ------      ------     ------     ------     -------
Total Distributions.....................      (0.22)        --       (0.04)     (0.00) +      --          --
                                             ------     ------      ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD..........     $ 5.68     $ 5.34      $ 5.07     $ 4.59     $ 4.80     $  3.05
                                             ======     ======      ======     ======     ======     =======
TOTAL RETURN                                  10.73 %     5.33 %     11.21 %    (4.30)%    57.88 %    (50.57)%
Ratio of Expenses to Average Net
  Assets**..............................       1.06 %*    1.18 %      1.25 %     1.10 %     1.25 %      1.25 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................        N/A        N/A         N/A        N/A       1.22 %      1.12 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......       1.09 %*    1.21 %(b)   1.34 %      N/A       1.37 %      1.83 %
Ratio of Net Investment Loss to Average
  Net Assets............................      (0.23)%*   (0.74)%     (0.85)%    (0.55)%    (1.07)%     (0.97)%
Portfolio Turnover Rate.................      112.4 %    265.0 %     290.7 %    173.0 %    313.0 %     227.2 %
Net Assets, End of Period (in millions).     $ 16.0      $16.7       $18.6      $20.3      $15.5        $1.2

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is RCM Technology Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

K. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with RCM Capital Management LLC (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                            Management Fees
                           earned by Manager
                          for the period ended
 Portfolio                   June 30, 2007     % per annum Average Daily Assets
 ---------                -------------------- ----------- --------------------

 RCM Technology Portfolio      $1,294,359         0.88%    First $500 Million

                                                  0.85%    Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense
                                          Limitation Agreement
                                         ----------------------
                Portfolio                Class A Class B Class E
                ---------                ------- ------- -------

                RCM Technology Portfolio  1.10%   1.35%   1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                Shares Issued             Net Increase
                                                   Through                 (Decrease)
                          Beginning    Shares     Dividend      Shares     in Shares     Ending
                           Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                         ---------- ---------- ------------- ----------- ------------ ----------

 RCM Technology Portfolio

 Class A

 06/30/2007               34,305,469  5,318,979   1,425,559   (5,380,641)  1,363,897   35,669,366
 12/31/2006               25,295,337 12,779,536          --   (3,769,404)  9,010,132   34,305,469

 Class B

 06/30/2007               17,282,279  1,275,630     685,925   (2,690,704)   (729,149)  16,553,130
 12/31/2006               17,112,023  3,759,488          --   (3,589,232)    170,256   17,282,279

 Class E

 06/30/2007                3,120,605    144,231     115,555     (564,698)   (304,912)   2,815,693
 12/31/2006                3,667,912    421,844          --     (969,151)   (547,307)   3,120,605

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government Non-Government
                         --------------- -------------- --------------- --------------

RCM Technology Portfolio       $--        $319,396,400        $--        $327,177,169

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                           Federal       Gross         Gross
                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                    Cost     Appreciation (Depreciation)  Appreciation
---------                ------------ ------------ -------------- --------------

RCM Technology Portfolio $283,718,945 $41,010,777   $(1,829,211)   $39,181,566

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of    Value of
                                         Securities  Collateral
                                         ----------- -----------

                RCM Technology Portfolio $50,509,942 $51,685,797

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                              Ordinary Income Long-Term Capital Gain      Total
                              --------------- ---------------------- ---------------
                              2006    2005    2006        2005       2006    2005
                              ---- ---------- ----        --------   ---- ----------

     RCM Technology Portfolio $--  $1,349,811 $--       $250,251     $--  $1,600,062

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed     Net
                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                            Income         Gain      Appreciation   and Deferrals       Total
                         ------------- ------------- ------------ ------------------ -----------

RCM Technology Portfolio  $5,147,258    $6,601,215   $28,934,020         $--         $40,682,493

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                            Strategic Conservative
                               Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



MARKET OVERVIEW

Continuing the general trend of the past four years, financial markets progressed markedly during the first half of 2007. Volatility returned to the markets with episodic appearances over the past six months. Global markets dropped sharply in February on fears of a slowdown in U.S. economic growth from a subprime lending meltdown. Despite significant declines, markets recovered sharply and ended the first quarter on a positive note. The advancement continued during the second quarter as markets remained resilient and the Dow and S&P 500 reached all-time highs. Year-to-date through June 30, the S&P 500(R) Index returned 6.9%, the S&P MidCap 400(R) Index returned 11.9%, and the S&P SmallCap 600(R) Index returned 8.6%. Energy was the best performing sector across large-cap and mid-cap stocks, while materials dominated in small-caps. Financials were the biggest laggard across all market capitalizations. Foreign stocks, as measured by the MSCI EAFE(R) Index, returned 10.7% in light of continued strong economic growth abroad. Bonds underperformed equities with the Lehman Brothers Aggregate Bond Index returning 0.98%.

PORTFOLIO OVERVIEW

For the six-month period ended June 30, 2007, the Portfolio (Class B) returned 6.78%, underperforming its blended benchmark which returned 7.19%. Most of the underperformance was attributed to the Portfolio's mid-cap holdings as the mid-cap value portion of the model, Neuberger Berman Mid Cap Value Portfolio*, lagged the broad S&P MidCap 400(R) Index. The Portfolio's large-cap segment also detracted, with Jennison Growth Portfolio and Van Kampen Comstock Portfolio holding back returns as both lagged the broad S&P 500(R) Index. Sources of strength for the period included the Portfolio's small-cap and foreign holdings. Within small-cap, Franklin Templeton Small Cap Growth Portfolio gained 10.18% during the period, outperforming the S&P SmallCap 600(R) Index by 1.62%. Within the foreign sleeve of the Portfolio, exposure to emerging market equities had the greatest impact, with MFS(R) Emerging Markets Equity Portfolio returning 14.58% during the period. With regard to the bond portion of the Portfolio, Lord Abbett Bond Debenture Portfolio displayed strong performance during the period, aiding overall returns.

We made one change to the underlying portfolios in the Strategic Conservative Growth Portfolio during the period, replacing Pioneer Mid-Cap Value Portfolio with Neuberger Berman Partners Mid Cap Value Portfolio.

OUTLOOK

The rate of economic growth in the U.S. has slowed in recent quarters. We believe we are moving through the low point of the cycle and expect growth to gradually improve in coming quarters. This positive growth is expected to fuel corporate profits, capital spending, and employment, thus supporting further economic expansion. Within domestic equities, we favor large-cap stocks based on relative valuations. As a group, large-caps have shown improved fundamentals over the past several years which have not been reflected in valuations. Continued exposure to domestic mid-cap and small-cap stocks, as well as foreign equities provides additional growth opportunities and portfolio diversification. The relatively small bond allocation tempers the overall risk of an otherwise all-equity portfolio. Within fixed-income, relatively attractive yields are available in investment-grade, short- and intermediate-maturity bonds. We continue to limit exposure to speculative-grade bonds.
--------
* Neuberger Berman Partners Mid Cap Value Portfolio was added to the Portfolio during February 2007. Therefore, it was not held in the Portfolio for the full six-month period.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        14.72%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       11.06%
     ----------------------------------------------------------------------
     T. Rowe Price Large Cap Growth Portfolio (Class A)            11.06%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           11.01%
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             10.20%
     ----------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                        9.91%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    9.84%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        7.06%
     ----------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)             5.21%
     ----------------------------------------------------------------------
     FI Mid Cap Opportunities Portfolio (Class A)                   5.03%
     ----------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                 4.95%
     ----------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO            FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              STRATEGIC CONSERVATIVE GROWTH PORTFOLIO MANAGED BY
 GALLATIN ASSET MANAGEMENT, INC. VS. WILSHIRE 5000 EQUITY INDEX/1/ AND BLENDED
                                 BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                  Strategic Conservative      MSCI Global          Blended
                    Growth Portfolio        Capital Markets       Benchmark/2/
                  ----------------------    ---------------       ------------
11/1/2006               $10,000                  $10,000             $10,000
12/31/2006               10,348                   10,345              10,309
 6/30/2007               11,050                   11,127              11,053



    ------------------------------------------------------------
                                       Cumulative Return/3/
                                  (for the period ended 6/30/07)
    ------------------------------------------------------------
                                        Since Inception/4/
    ------------------------------------------------------------
    Strategic Conservative Growth
--  Portfolio--Class B                        10.50%
    ------------------------------------------------------------
- - Wilshire 5000 Equity Index/1/             11.27%
    ------------------------------------------------------------
--  Blended Benchmark/2/                      10.53%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index.

The Lehman Brother Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. Stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO     ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,067.80       $2.05
  Hypothetical (5% return before expenses)     1,000.00      1,022.81        2.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

MET INVESTORS SERIES TRUST
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)*.............................   848,374 $  31,686,766
       FI Mid Cap Opportunities Portfolio
         (Class A)*.............................   664,486    14,419,344
       Franklin Templeton Small Cap Growth
         Portfolio (Class A)*................... 1,794,812    20,209,578
       Jennison Growth Portfolio (Class A)*..... 2,465,572    31,534,672
       Lord Abbett Bond Debenture Portfolio
         (Class A).............................. 1,152,514    14,175,923
       MFS(R) Emerging Markets Equity Portfolio
         (Class A).............................. 1,237,879    14,916,448
       MFS(R) Research International Portfolio
         (Class A).............................. 2,081,022    29,217,552
       Neuberger Berman Partners Mid Cap Value
         Portfolio (Class A)*................... 1,253,132    28,182,932
       PIMCO Total Return Portfolio
         (Class A).............................. 3,691,366    42,155,396
       T. Rowe Price Large Cap Growth Portfolio
         (Class A)*............................. 1,937,334    31,675,415
       Van Kampen Comstock Portfolio
         (Class A).............................. 2,321,680    28,394,147
                                                           -------------
       Total Investment Company Securities
       (Cost $281,979,147)                                   286,568,173
                                                           -------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $281,979,147)                                   286,568,173
                                                           -------------

       Other Assets and Liabilities (net) - 0.0%                (114,706)
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 286,453,467
                                                           =============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $286,568,173
   Receivable for Trust shares sold                                           795,829
   Receivable from investment manager (Note 3)                                  9,485
                                                                         ------------
     Total assets                                                         287,373,487
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    618,996
     Trust shares redeemed                                                    176,834
     Distribution and services fees - Class B                                  58,317
     Investment advisory fee payable (Note 3)                                  34,296
     Administration fee payable                                                 1,901
     Custodian and accounting fees payable                                      7,402
   Accrued expenses                                                            22,274
                                                                         ------------
     Total liabilities                                                        920,020
                                                                         ------------
NET ASSETS                                                               $286,453,467
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $270,383,874
   Accumulated net realized gain                                            8,358,864
   Unrealized appreciation on investments                                   4,589,026
   Undistributed net investment income                                      3,121,703
                                                                         ------------
     Total                                                               $286,453,467
                                                                         ============
NET ASSETS
   Class B                                                               $286,453,467
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 25,970,338
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      11.03
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $281,979,147

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 3,593,456
                                                                          -----------
       Total investment income                                              3,593,456
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           175,264
   Administration fees                                                         11,901
   Custody and accounting fees                                                 12,350
   Distribution fee - Class B                                                 294,860
   Transfer agent fees                                                          2,008
   Audit                                                                        7,404
   Legal                                                                       12,976
   Trustee fees and expenses                                                    6,134
   Insurance                                                                    7,578
   Other                                                                        1,238
                                                                          -----------
       Total expenses                                                         531,713
       Less fees waived and expenses reimbursed by the Manager                (59,960)
                                                                          -----------
   Net expenses                                                               471,753
                                                                          -----------
   Net investment income                                                    3,121,703
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND CAPITAL
GAINS DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                            595,553
       Capital gain distributions from underlying Portfolios                7,763,350
                                                                          -----------
   Net realized gain on investments and capital gains distributions
       from underlying Portfolios                                           8,358,903
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          3,925,058
                                                                          -----------
   Net change in unrealized appreciation on investments                     3,925,058
                                                                          -----------
   Net realized and change in unrealized gain on investments               12,283,961
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $15,405,664
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                                                                                                Period Ended  Period Ended
                                                                                                June 30, 2007 December 31,
                                                                                                 (Unaudited)     2006*
                                                                                                ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                       $  3,121,703  $    178,800
    Net realized gain on investments and capital gain distributions from underlying Portfolios     8,358,903        20,566
    Net change in unrealized appreciation on investments                                           3,925,058       663,968
                                                                                                ------------  ------------
    Net increase in net assets resulting from operations                                          15,405,664       863,334
                                                                                                ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                              --      (198,525)
    From net realized gains
     Class B                                                                                         (20,578)           --
                                                                                                ------------  ------------
    Net decrease in net assets resulting from distributions                                          (20,578)     (198,525)
                                                                                                ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                     162,698,460   115,319,605
    Net asset value of shares issued through dividend reinvestment
     Class B                                                                                          20,578       198,525
    Cost of shares repurchased
     Class B                                                                                      (7,742,587)      (91,009)
                                                                                                ------------  ------------
    Net increase in net assets from capital share transactions                                   154,976,451   115,427,121
                                                                                                ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                                     170,361,537   116,091,930
    Net assets at beginning of period                                                            116,091,930            --
                                                                                                ------------  ------------
    Net assets at end of period                                                                 $286,453,467  $116,091,930
                                                                                                ============  ============
    Net assets at end of period includes undistributed net investment income                    $  3,121,703  $         --
                                                                                                ============  ============

* For the period November 1, 2006 (Commencement of Operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                CLASS B
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO                           -------------------------------
                                                                  FOR THE PERIOD
                                                                      ENDED         FOR THE PERIOD
                                                                  JUNE 30, 2007         ENDED
                                                                   (UNAUDITED)   DECEMBER 31, 2006(B)
                                                                  -------------- --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................     $10.33            $10.00
                                                                      ------            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income............................................       0.14 (a)          0.03 (a)
Net Realized/Unrealized Gain on Investments......................       0.56              0.32
                                                                      ------            ------
Total from Investment Operations.................................       0.70              0.35
                                                                      ------            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................         --             (0.02)
Distributions from Net Realized Capital Gains....................      (0.00)+              --
                                                                      ------            ------
Total Distributions..............................................      (0.00)+           (0.02)
                                                                      ------            ------
NET ASSET VALUE, END OF PERIOD...................................     $11.03            $10.33
                                                                      ======            ======
TOTAL RETURN                                                            6.78%             3.48%
Ratio of Expenses to Average Net Assets..........................       0.40%*            0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................       0.45%*            0.87%*
Ratio of Net Investment Income to Average Net Assets.............       2.65%*            2.27%*
Portfolio Turnover Rate..........................................       10.6%              0.1%
Net Assets, End of Period (in millions)..........................     $286.5            $116.1

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Strategic Conservative Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                        for the period ended
Portfolio                                  June 30, 2007     % per annum     Average Daily Assets
---------                               -------------------- ----------- ----------------------------

Strategic Conservative Growth Portfolio       $175,264           0.15%   First $250 Million

                                                                0.125%   $250 Million to $500 Million

                                                                 0.10%   Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio  Expenses Deferred in
-                                        under current Expense  --------------------
                                         Limitation Agreement     2006       2007
-                                       ---------------------    -------    -------
                                                                Subject to repayment
                                                                until December 31,
-                                       ------- ------- ------- --------------------
Portfolio                               Class A Class B Class E  2011       2012
---------                               ------- ------- -------  -------    -------

Strategic Conservative Growth Portfolio  0.15%*  0.40%   0.30%* $36,665    $59,960

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                              Shares Issued
                                                                 Through                Net Increase
                                        Beginning    Shares     Dividend      Shares     in Shares     Ending
                                         Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                        ---------- ---------- ------------- ----------- ------------ ----------

Strategic Conservative Growth Portfolio

 Class B

 06/30/2007                             11,233,486 15,442,409     1,890      (707,447)   14,736,852  25,970,338
 11/01/2006-12/31/2006                          -- 11,223,123    19,163        (8,800)   11,233,486  11,233,486

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

Strategic Conservative Growth Portfolio       $--        $190,902,885        $--        $24,982,771

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal       Gross         Gross
                                         Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost     Appreciation (Depreciation)  Appreciation
---------                               ------------ ------------ -------------- --------------

Strategic Conservative Growth Portfolio $281,979,147  $7,897,306   $(3,308,280)    $4,589,026

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 were as follows:

                                        Ordinary Income Long-Term Capital Gain  Total
                                        --------------- ---------------------- --------
                                             2006                2006           2006
                                        --------------- ---------------------- --------

Strategic Conservative Growth Portfolio    $198,525              $--           $198,525

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals     Total
                                        ------------- ------------- ------------ ------------------ --------

Strategic Conservative Growth Portfolio    $2,700        $17,839      $663,968          $--         $684,507

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

                                                          Number of shares
                                                        held at December 31, Shares purchased  Shares sold during the
Security Description                                            2006         during the period         period
--------------------                                    -------------------- ----------------- ----------------------

Franklin Templeton Small Cap Growth Portfolio - Class A       734,267            1,079,406            (18,861)

                                                          Number of
                                                        shares held at
Security Description                                    June 30, 2007
--------------------                                    --------------

Franklin Templeton Small Cap Growth Portfolio - Class A   1,794,812

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED


                                                                              Net Realized Gain
                                                                              (Loss) on Capital
                                                          Net Realized Gain   Gain Distributions  Income earned from
                                                        (Loss) on Investments  from Affiliates   affiliates during the
Security Description                                      during the period   during the period         period
--------------------                                    --------------------- ------------------ ---------------------

Franklin Templeton Small Cap Growth Portfolio - Class A        $9,431             $1,261,583             $ --




Security Description                                    Ending Value
--------------------                                    ------------

Franklin Templeton Small Cap Growth Portfolio - Class A $20,209,578

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Strategic Growth
                             and Income Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Continuing the general trend of the past four years, financial markets progressed markedly during the first half of 2007. Volatility returned to the markets with episodic appearances over the past six months. Global markets dropped sharply in February on fears of a slowdown in U.S. economic growth from a subprime lending meltdown. Despite significant declines, markets recovered sharply and ended the first quarter on a positive note. The advancement continued during the second quarter as markets remained resilient and the Dow and S&P 500 reached all-time highs. Year-to-date through June 30, the S&P 500(R) Index returned 6.9%, the S&P MidCap 400(R) Index returned 11.9%, and the S&P SmallCap 600(R) Index returned 8.6%. Energy was the best performing sector across large-cap and mid-cap stocks, while materials dominated in small-caps. Financials were the biggest laggard across all market capitalizations. Foreign stocks, as measured by the MSCI EAFE(R) Index, returned 10.7% in light of continued strong economic growth abroad. Bonds underperformed equities with the Lehman Brothers Aggregate Bond Index returning 0.98%.

PORTFOLIO OVERVIEW

For the six-month period ended June 30, 2007, the Portfolio (Class B) returned 4.97%, underperforming its blended benchmark which returned 5.41%. Much of the underperformance was attributed to the Portfolio's mid-cap exposure. Despite strong absolute returns, Neuberger Berman Mid Cap Value Portfolio* and FI Mid Cap Opportunities Portfolio lagged the broad S&P MidCap 400(R) Index during the period. Another area of underperformance was the Portfolio's real estate holding, Neuberger Berman Real Estate Portfolio, as REIT's sold off sharply during the latter portion of the six-month period. The Portfolio's fixed-income portion also detracted, with PIMCO Total Return Portfolio and BlackRock Bond Income Portfolio lagging the Lehman Aggregate Bond Index during the period. Sources of strength for the period included the Portfolio's large-cap and small-cap holdings. Within large-cap, the two growth-oriented portfolios, T. Rowe Price Large Cap Growth Portfolio and Oppenheimer Capital Appreciation Portfolio, outperformed the broader S&P 500 Index. Within small-cap, Franklin Templeton Small Cap Growth Portfolio gained 10.18% during the period, outperforming the S&P SmallCap 600(R) Index by 1.62%.

We made one change to the underlying portfolios in the Strategic Growth and Income Portfolio during the period, replacing Pioneer Mid-Cap Value Portfolio with Neuberger Berman Partners Mid Cap Value Portfolio.

OUTLOOK

The rate of economic growth in the U.S. has slowed in recent quarters. We believe we are moving through the low point of the cycle and expect growth to gradually improve in coming quarters. This positive growth is expected to fuel corporate profits, capital spending, and employment, thus supporting further economic expansion. Within domestic equities, we favor large-cap stocks based on relative valuations. As a group, large-caps have shown improved fundamentals over the past several years which have not been reflected in valuations. Continued exposure to domestic mid-cap and small-cap stocks, as well as foreign equities provides additional growth opportunities and portfolio diversification. Within fixed-income, relatively attractive yields are available in investment-grade, short- and intermediate-maturity bonds. We continue to limit exposure to speculative-grade bonds.
--------
*Neuberger Berman Partners Mid Cap Value Portfolio was added to the Portfolio during February 2007. Therefore, it was not held in the Portfolio for the full six-month period.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     BlackRock Bond Income Portfolio (Class A)                     14.88%
     ----------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        14.83%
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             10.28%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)           8.19%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                        8.10%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    7.93%
     ----------------------------------------------------------------------
     FI Mid Cap Opportunities Portfolio (Class A)                   7.10%
     ----------------------------------------------------------------------
     T. Rowe Price Large Cap Growth Portfolio (Class A)             7.09%
     ----------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)              7.07%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        5.08%
     ----------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                 4.99%
     ----------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)               4.51%
     ----------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO              FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               STRATEGIC GROWTH AND INCOME PORTFOLIO MANAGED BY
 GALLATIN ASSET MANAGEMENT, INC. VS. MSCI GLOBAL CAPITAL MARKETS INDEX/1/ AND
                             BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                  Strategic Growth        MSCI Global Capital        Blended
                and Income Portfolio        Markets Index/1/       Benchmark/2/
                --------------------      -------------------      -------------
11/1/2006             $10,000                   $10,000              $10,000
12/31/2006             10,281                    10,350               10,249
 6/30/2007             10,792                    11,026               10,808



    ------------------------------------------------------------------
                                             Cumulative Return/3/
                                        (for the period ended 6/30/07)
    ------------------------------------------------------------------
                                              Since Inception/4/
    ------------------------------------------------------------------
    Strategic Growth and Income
--  Portfolio--Class B                              7.92%
    ------------------------------------------------------------------
- - MSCI Global Capital Market Index/1/             9.86%
    ------------------------------------------------------------------
--  Blended Benchmark/2/                            8.07%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices.

/2/The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index.

The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Dow Jones Wilshire REIT Index measures U.S. publicly traded real estate investment trusts. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
STRATEGIC GROWTH AND INCOME PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,049.70       $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,022.81        2.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock Bond Income Portfolio
        (Class A)*..............................   394,680 $  41,650,640
      Davis Venture Value Portfolio
        (Class A)*..............................   607,194    22,678,692
      FI Mid Cap Opportunities Portfolio
        (Class A)*..............................   915,531    19,867,015
      Franklin Templeton Small Cap Growth
        Portfolio (Class A)*.................... 1,261,717    14,206,939
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................... 1,134,472    13,954,000
      Lord Abbett Growth and Income Portfolio
        (Class A)...............................   674,309    19,790,966
      MFS(R) Research International Portfolio
        (Class A)............................... 2,048,226    28,757,087
      Neuberger Berman Partners Mid Cap Value
        Portfolio (Class A)*....................   986,230    22,180,324
      Neuberger Berman Real Estate Portfolio
        (Class A)...............................   827,261    12,632,271
      Oppenheimer Capital Appreciation Portfolio
        (Class A)............................... 2,414,986    22,918,221
      PIMCO Total Return Portfolio
        (Class A)............................... 3,634,682    41,508,066
      T. Rowe Price Large Cap Growth Portfolio
        (Class A)*.............................. 1,213,360    19,838,430
                                                           -------------
      Total Investment Company Securities
      (Cost $282,275,372)                                    279,982,651
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $282,275,372)                                    279,982,651
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (112,957)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 279,869,694
                                                           =============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

STRATEGIC GROWTH AND INCOME PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $279,982,651
   Receivable for Trust shares sold                                           177,709
   Receivable from investment manager (Note 3)                                  9,584
                                                                         ------------
     Total assets                                                         280,169,944
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    157,256
     Trust shares redeemed                                                     20,453
     Distribution and services fees - Class B                                  57,269
     Investment advisory fee payable (Note 3)                                  33,772
     Administration fee payable                                                 1,901
     Custodian and accounting fees payable                                      7,446
   Accrued expenses                                                            22,153
                                                                         ------------
     Total liabilities                                                        300,250
                                                                         ------------
NET ASSETS                                                               $279,869,694
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $269,136,119
   Accumulated net realized gain                                            9,030,555
   Unrealized depreciation on investments                                  (2,292,721)
   Undistributed net investment income                                      3,995,741
                                                                         ------------
     Total                                                               $279,869,694
                                                                         ============
NET ASSETS
   Class B                                                               $279,869,694
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 25,954,247
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.78
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost                                                    $282,275,372

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


STRATEGIC GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 4,452,967
                                                                          -----------
       Total investment income                                              4,452,967
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           170,261
   Administration fees                                                         11,901
   Custody and accounting fees                                                 12,346
   Distribution fee - Class B                                                 285,769
   Transfer agent fees                                                          2,027
   Audit                                                                        7,404
   Legal                                                                       12,976
   Trustee fees and expenses                                                    6,134
   Insurance                                                                    7,529
   Other                                                                        1,281
                                                                          -----------
       Total expenses                                                         517,628
       Less fees waived and expenses reimbursed by the Manager                (60,402)
                                                                          -----------
   Net expenses                                                               457,226
                                                                          -----------
   Net investment income                                                    3,995,741
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAINS DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                            530,202
       Capital gain distributions from underlying Portfolios                8,500,384
                                                                          -----------
   Net realized gain on investments and capital gains distributions
       from underlying Portfolios                                           9,030,586
                                                                          -----------
   Net change in unrealized depreciation on:
       Investments                                                         (2,568,777)
                                                                          -----------
   Net change in unrealized depreciation on investments                    (2,568,777)
                                                                          -----------
   Net realized and change in unrealized gain on investments                6,461,809
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $10,457,550
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

STRATEGIC GROWTH AND INCOME PORTFOLIO
                                                                         Period Ended  Period Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)     2006*
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  3,995,741  $     90,771
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           9,030,586        13,116
   Net change in unrealized appreciation (depreciation) on investments     (2,568,777)      276,056
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    10,457,550       379,943
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                                      (14)     (106,224)
   From net realized gains
     Class B                                                                  (13,147)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                    (13,161)     (106,224)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              172,326,762   104,118,501
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                   13,161       106,224
   Cost of shares repurchased
     Class B                                                               (7,393,561)      (19,501)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             164,946,362   104,205,224
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              175,390,751   104,478,943
   Net assets at beginning of period                                      104,478,943            --
                                                                         ------------  ------------
   Net assets at end of period                                           $279,869,694  $104,478,943
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  3,995,741  $         14
                                                                         ============  ============

* For the period November 1, 2006 (Commencement of Operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                     CLASS B
STRATEGIC GROWTH AND INCOME PORTFOLIO                                  -------------------------------
                                                                       FOR THE PERIOD
                                                                           ENDED         FOR THE PERIOD
                                                                       JUNE 30, 2007         ENDED
                                                                        (UNAUDITED)   DECEMBER 31, 2006(B)
                                                                       -------------- --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $10.27            $10.00
                                                                           ------            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................       0.18 (a)          0.03 (a)
Net Realized/Unrealized Gain on Investments...........................       0.33              0.25
                                                                           ------            ------
Total from Investment Operations......................................       0.51              0.28
                                                                           ------            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.00)+           (0.01)
Distributions from Net Realized Capital Gains.........................      (0.00)+              --
                                                                           ------            ------
Total Distributions...................................................      (0.00)+           (0.01)
                                                                           ------            ------
NET ASSET VALUE, END OF PERIOD........................................     $10.78            $10.27
                                                                           ======            ======
TOTAL RETURN                                                                 4.97%             2.81%
Ratio of Expenses to Average Net Assets...............................       0.40%*            0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.45%*            0.99%*
Ratio of Net Investment Income to Average Net Assets..................       3.50%*            1.47%*
Portfolio Turnover Rate...............................................        9.5%              0.0%
Net Assets, End of Period (in millions)...............................     $279.9            $104.5

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Strategic Growth and Income Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                      for the period ended
Portfolio                                June 30, 2007     % per annum     Average Daily Assets
---------                             -------------------- ----------- ----------------------------

Strategic Growth and Income Portfolio       $170,261           0.15%   First $250 Million

                                                              0.125%   $250 Million to $500 Million

                                                               0.10%   Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio  Expenses Deferred in
                                          under current Expense  --------------------
                                          Limitation Agreement     2006       2007
-                                        ---------------------    -------    -------
                                                                 Subject to repayment
                                                                 until December 31,
                                         ------- ------- ------- --------------------
Portfolio                                Class A Class B Class E  2011       2012
---------                                ------- ------- -------  -------    -------

Strategic Growth and Income Portfolio     0.15%*  0.40%   0.30%* $36,665    $60,402

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                            Shares Issued
                                                               Through                Net Increase
                                      Beginning    Shares     Dividend      Shares     in Shares     Ending
                                       Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                     ---------- ---------- ------------- ----------- ------------ ----------

Strategic Growth and Income Portfolio

 Class B

 06/30/2007                           10,173,921 16,465,700     1,224      (686,598)   15,780,326  25,954,247
 11/01/2006-12/31/2006                        -- 10,165,485    10,333        (1,897)   10,173,921  10,173,921

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Strategic Growth and Income Portfolio       $--        $199,226,238        $--        $21,715,204

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
                                          Cost     Appreciation (Depreciation) (Depreciation)
-                                     ------------ ------------ -------------- --------------

Strategic Growth and Income Portfolio $282,275,372  $4,691,713   $(6,984,434)   $(2,292,721)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                                            Ordinary  Long-Term
                                             Income  Capital Gain  Total
                                            -------- ------------ --------
                                              2006       2006      2006
                                            -------- ------------ --------

      Strategic Growth and Income Portfolio $106,224     $--      $106,224

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals     Total
                                      ------------- ------------- ------------ ------------------ --------

Strategic Growth and Income Portfolio     $220         $12,910      $276,056          $--         $289,186

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

                                                          Number of shares
                                                        held at December 31,   Shares purchased   Shares sold during
Security Description                                            2006          during the period       the period
--------------------                                    --------------------- ------------------ --------------------

Franklin Templeton Small Cap Growth Portfolio - Class A        474,553              817,605             (30,441)

                                                                              Net Realized Gain
                                                                              (Loss) on Capital
                                                          Net Realized Gain   Gain Distributions  Income earned from
                                                        (Loss) on Investments  from Affiliates   affiliate during the
Security Description                                      during the period   during the period         period
--------------------                                    --------------------- ------------------ --------------------

Franklin Templeton Small Cap Growth Portfolio - Class A       $  9,715             $884,074            $     --

                                                          Number of
                                                        shares held at
Security Description                                    June 30, 2007
--------------------                                    --------------

Franklin Templeton Small Cap Growth Portfolio - Class A    1,261,717





Security Description                                     Ending Value
--------------------                                    --------------

Franklin Templeton Small Cap Growth Portfolio - Class A  $14,206,939

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                   Strategic
                               Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                         FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Continuing the general trend of the past four years, financial markets progressed markedly during the first half of 2007. Volatility returned to the markets with episodic appearances over the past six months. Global markets dropped sharply in February on fears of a slowdown in U.S. economic growth from a subprime lending meltdown. Despite significant declines, markets recovered sharply and ended the first quarter on a positive note. The advancement continued during the second quarter as markets remained resilient and the Dow and S&P 500 reached all-time highs. Year-to-date through June 30, the S&P 500(R) Index returned 6.9%, the S&P MidCap 400(R) Index returned 11.9%, and the S&P SmallCap 600(R) Index returned 8.6%. Energy was the best performing sector across large-cap and mid-cap stocks, while materials dominated in small-caps. Financials were the biggest laggard across all market capitalizations. Foreign stocks, as measured by the MSCI EAFE(R) Index, returned 10.7% in light of continued strong economic growth abroad. Bonds underperformed equities with the Lehman Brothers Aggregate Bond Index returning 0.98%.

PORTFOLIO OVERVIEW

For the six-month period ended June 30, 2007, the Portfolio (Class B) returned 8.27%, underperforming its blended benchmark which returned 8.63%. Most of the underperformance was attributed to the Portfolio's mid-cap holdings as the mid-cap value portion of the model, Neuberger Berman Mid Cap Value Portfolio*, lagged the broad S&P MidCap 400(R) Index. The Portfolio's large-cap segment also detracted, with Jennison Growth Portfolio and Van Kampen Comstock Portfolio holding back returns as both lagged the broad S&P 500(R) Index. Sources of strength for the period included the Portfolio's small-cap and foreign holdings. Within small-cap, Franklin Templeton Small Cap Growth Portfolio gained 10.18% during the period, outperforming the S&P SmallCap 600(R) Index. Within the foreign sleeve of the Portfolio, exposure to emerging market equities had the greatest impact, with MFS(R) Emerging Markets Equity Portfolio returning 14.58% during the period.

We made one change to the underlying portfolios in the Strategic Growth Portfolio during the period, replacing Pioneer Mid-Cap Value Portfolio with Neuberger Berman Partners Mid Cap Value Portfolio.

OUTLOOK

The rate of economic growth in the U.S. has slowed in recent quarters. We believe we are moving through the low point of the cycle and expect growth to gradually improve in coming quarters. This positive growth is expected to fuel corporate profits, capital spending, and employment, thus supporting further economic expansion. Within domestic equities, we favor large-cap stocks based on relative valuations. As a group, large-caps have shown improved fundamentals over the past several years which have not been reflected in valuations. Continued exposure to domestic mid-cap and small-cap stocks, as well as foreign equities, provides additional growth opportunities and portfolio diversification.
--------
*Neuberger Berman Partners Mid Cap Value Portfolio was added to the Portfolio during February 2007. Therefore, it was not held in the Portfolio for the full six-month period.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             15.21%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       14.00%
     ----------------------------------------------------------------------
     T. Rowe Price Large Cap Growth Portfolio (Class A)            13.99%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           13.93%
     ----------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       12.81%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    7.82%
     ----------------------------------------------------------------------
     Van Kampen Mid-Cap Growth Portfolio (Class A)                  7.02%
     ----------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)             5.18%
     ----------------------------------------------------------------------
     Dreman Small-Cap Value Portfolio (Class A)                     5.09%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        5.01%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                         FOR THE PERIOD ENDED 6/30/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     STRATEGIC GROWTH PORTFOLIO MANAGED BY
 GALLATIN ASSET MANAGEMENT, INC. VS. WILSHIRE 5000 EQUITY INDEX/1/ AND BLENDED
                                 BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                 Strategic             Wilshire 5000           Blended
              Growth Portfolio        Equity Index/1/        Benchmark/2/
              ----------------        ---------------        ------------
11/1/2006         $10,000                $10,000               $10,000
12/31/2006         10,427                 10,345                10,377
 6/30/2007         11,289                 11,127                11,279



    ------------------------------------------------------------------
                                             Cumulative Return/3/
                                        (for the period ended 6/30/07)
    ------------------------------------------------------------------
                                              Since Inception/4/
    ------------------------------------------------------------------
--  Strategic Growth Portfolio--Class B             12.89%
    ------------------------------------------------------------------
- - Wilshire 5000 Equity Index/1/                   11.27%
    ------------------------------------------------------------------
--  Blended Benchmark/2/                            12.78%
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
STRATEGIC GROWTH PORTFOLIO                  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,082.70       $2.07
  Hypothetical (5% return before expenses)     1,000.00      1,022.81        2.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


------------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                        SHARES      (NOTE 2)
------------------------------------------------------------------------------------------

INVESTMENT COMPANY SECURITIES - 100.0%
Davis Venture Value Portfolio (Class A)*.........................   620,412 $  23,172,393
Dreman Small-Cap Value Portfolio (Class A).......................   566,512     8,424,027
Franklin Templeton Small Cap Growth Portfolio (Class A)*.........   736,343     8,291,226
Jennison Growth Portfolio (Class A)*............................. 1,802,702    23,056,561
MFS(R) Emerging Markets Equity Portfolio (Class A)...............   711,508     8,573,675
MFS(R) Research International Portfolio (Class A)................ 1,793,394    25,179,255
Neuberger Berman Partners Mid Cap Value Portfolio (Class A)*.....   575,901    12,952,002
T. Rowe Price Large Cap Growth Portfolio (Class A)*.............. 1,416,559    23,160,739
Van Kampen Comstock Portfolio (Class A).......................... 1,733,756    21,203,829
Van Kampen Mid-Cap Growth Portfolio (Class A).................... 1,075,434    11,614,689
                                                                            -------------
Total Investment Company Securities
(Cost $161,897,059)                                                           165,628,396
                                                                            -------------

TOTAL INVESTMENTS - 100.0% (Cost $161,897,059)                                165,628,396
                                                                            -------------

Other Assets and Liabilities (net) - 0.0%                                         (75,285)
                                                                            -------------

TOTAL NET ASSETS - 100.0%                                                   $ 165,553,111
                                                                            =============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

STRATEGIC GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $165,628,396
   Receivable for investments sold                                            521,252
   Receivable for Trust shares sold                                           152,169
   Receivable from investment manager (Note 3)                                  9,735
                                                                         ------------
     Total assets                                                         166,311,552
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    673,421
     Distribution and services fees - Class B                                  34,319
     Investment advisory fee payable (Note 3)                                  20,591
     Administration fee payable                                                 1,901
     Custodian and accounting fees payable                                      7,490
   Accrued expenses                                                            20,719
                                                                         ------------
     Total liabilities                                                        758,441
                                                                         ------------
NET ASSETS                                                               $165,553,111
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $153,508,640
   Accumulated net realized gain                                            7,451,690
   Unrealized appreciation on investments                                   3,731,337
   Undistributed net investment income                                        861,444
                                                                         ------------
     Total                                                               $165,553,111
                                                                         ============
NET ASSETS
   Class B                                                               $165,553,111
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 14,687,471
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      11.27
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $161,897,059

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

STRATEGIC GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 1,150,196
                                                                          -----------
       Total investment income                                              1,150,196
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           108,298
   Administration fees                                                         11,901
   Custody and accounting fees                                                 12,342
   Distribution fee - Class B                                                 180,496
   Transfer agent fees                                                          1,989
   Audit                                                                        7,404
   Legal                                                                       12,976
   Trustee fees and expenses                                                    6,134
   Insurance                                                                    6,021
   Other                                                                        1,238
                                                                          -----------
       Total expenses                                                         348,799
       Less fees waived and expenses reimbursed by the Manager                (60,047)
                                                                          -----------
   Net expenses                                                               288,752
                                                                          -----------
   Net investment income                                                      861,444
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAINS DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS:
   Net realized gain on:
       Investments                                                            494,862
       Capital gain distributions from underlying Portfolios                6,956,841
                                                                          -----------
   Net realized gain on investments and capital gains distributions
       from underlying Portfolios                                           7,451,703
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          3,353,117
                                                                          -----------
   Net change in unrealized appreciation on investments                     3,353,117
                                                                          -----------
   Net realized and change in unrealized gain on investments               10,804,820
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $11,666,264
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

STRATEGIC GROWTH PORTFOLIO
                                                                         Period Ended  Period Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)     2006*
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    861,444  $   110,535
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           7,451,703       12,093
   Net change in unrealized appreciation on investments                     3,353,117      378,220
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    11,666,264      500,848
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                                       --     (121,181)
   From net realized gains
     Class B                                                                  (12,008)          --
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                    (12,008)    (121,181)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                               81,673,421   81,444,914
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                   12,008      121,181
   Cost of shares repurchased
     Class B                                                               (9,725,114)      (7,222)
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions              71,960,315   81,558,873
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                               83,614,571   81,938,540
   Net assets at beginning of period                                       81,938,540           --
                                                                         ------------  -----------
   Net assets at end of period                                           $165,553,111  $81,938,540
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $    861,444  $        --
                                                                         ============  ===========

*  For the period 11/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                             CLASS B
STRATEGIC GROWTH PORTFOLIO                                        -------------------------
                                                                  FOR THE PERIOD FOR THE PERIOD
                                                                      ENDED          ENDED
                                                                  JUNE 30, 2007   DECEMBER 31,
                                                                   (UNAUDITED)      2006(B)
                                                                  -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $ 10.41         $10.00
                                                                     -------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income............................................       0.06 (a)       0.05 (a)
Net Realized/Unrealized Gain on Investments......................       0.80           0.38
                                                                     -------         ------
Total from Investment Operations.................................       0.86           0.43
                                                                     -------         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................         --          (0.02)
Distributions from Net Realized Capital Gains....................      (0.00)+           --
                                                                     -------         ------
Total Distributions..............................................      (0.00)+        (0.02)
                                                                     -------         ------
NET ASSET VALUE, END OF PERIOD...................................    $ 11.27         $10.41
                                                                     =======         ======
TOTAL RETURN                                                            8.27%          4.27%
Ratio of Expenses to Average Net Assets..........................       0.40%*         0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................       0.48%*         1.27%*
Ratio of Net Investment Income to Average Net Assets.............       1.19%*         2.62%*
Portfolio Turnover Rate..........................................       12.6%           0.0%(c)
Net Assets, End of Period (in millions)..........................     $165.6          $81.9

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.
(c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Strategic Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                             Management Fees
                            earned by Manager
                           for the period ended
Portfolio                     June 30, 2007     % per annum     Average Daily Assets
---------                  -------------------- ----------- ----------------------------

Strategic Growth Portfolio       $108,298           0.15%   First $250 Million

                                                   0.125%   $250 Million to $500 Million

                                                    0.10%   Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                          Expenses Deferred in
                                                          --------------------
                                                            2006       2007
       -                           Maximum Expense Ratio   -------    -------
                                   under current Expense  Subject to repayment
                                   Limitation Agreement   until December 31,
                                  ---------------------   --------------------
       Portfolio                  Class A Class B Class E  2011       2012
       ---------                  ------- ------- -------  -------    -------

       Strategic Growth Portfolio  0.15%*  0.40%   0.30%* $36,665    $60,047

* Classes not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                               Shares Issued
                                                  Through                Net Increase
                           Beginning  Shares     Dividend      Shares     in Shares     Ending
                            Shares     Sold    Reinvestment  Repurchased Outstanding    Shares
-                          --------- --------- ------------- ----------- ------------ ----------

Strategic Growth Portfolio

 Class B

 06/30/2007                7,870,173 7,693,366     1,091      (877,159)   6,817,298   14,687,471
 11/01/2006-12/31/2006            -- 7,859,271    11,596          (694)   7,870,173    7,870,173

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                     Purchases                        Sales
                           ------------------------------ ------------------------------
                           U.S. Government Non-Government U.S. Government Non-Government
                           --------------- -------------- --------------- --------------

Strategic Growth Portfolio       $--        $97,859,827         $--        $18,042,153

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                             Federal       Gross         Gross
                            Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                      Cost     Appreciation (Depreciation)  Appreciation
---------                  ------------ ------------ -------------- --------------

Strategic Growth Portfolio $161,897,059  $5,215,728   $(1,484,391)    $3,731,337

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

6. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                              Ordinary Income Long-Term Capital Gain  Total
                              --------------- ---------------------- --------
                                   2006                2006           2006
                              --------------- ---------------------- --------

   Strategic Growth Portfolio    $121,083              $98           $121,181

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                           Undistributed Undistributed     Net
                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                              Income         Gain      Appreciation   and Deferrals     Total
                           ------------- ------------- ------------ ------------------ --------

Strategic Growth Portfolio      $--         $11,995      $378,220          $--         $390,215

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio's net assets. Transactions in the Underlying Portfolios during the period ended June 30, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

                                                          Number of shares                                         Number of
                                                        held at December 31, Shares purchased     Shares sold    shares held at
Security Description                                            2006         during the period during the period June 30, 2007
--------------------                                    -------------------- ----------------- ----------------- --------------

Franklin Templeton Small Cap Growth Portfolio - Class A       370,996             398,953           (33,606)         736,343

Van Kampen Mid-Cap Growth Portfolio - Class A                 544,777             588,551           (57,894)       1,075,434

                                                                              Net Realized Gain
                                                                              (Loss) on Capital
                                                          Net Realized Gain   Gain Distributions  Income earned from
                                                        (Loss) on Investments  from Affiliates   affiliates during the
Security Description                                      during the period   during the period         period
--------------------                                    --------------------- ------------------ ---------------------

Franklin Templeton Small Cap Growth Portfolio - Class A        $ 7,084             $553,558               $--

Van Kampen Mid-Cap Growth Portfolio - Class A                   21,127              978,234                --




Security Description                                    Ending Value
--------------------                                    ------------

Franklin Templeton Small Cap Growth Portfolio - Class A $ 8,291,226

Van Kampen Mid-Cap Growth Portfolio - Class A            11,614,689

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. OTHER MATTERS - CONTINUED


QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                             T. Rowe Price Mid-Cap
                               Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

The Portfolio outperformed the Russell Midcap(R) Growth Index in the six-month period ended June 30, 2007. Stock selection decisions in the information technology, financials and consumer discretionary sectors were sources of outperformance. An underweighting of the materials sector and stock selection decisions in the industrials and business service sector detracted from relative returns.

MARKET ENVIRONMENT

Within the mid-cap universe, growth stocks have lagged value stocks for the trailing 12 months. However, in the most recent quarter growth stocks significantly outperformed value across the capitalization range. Energy, materials, and industrials and business service stocks have paced mid-cap growth returns within the benchmark. On average, stocks in the financials, consumer staples and consumer discretionary sectors lagged benchmark returns.

PORTFOLIO REVIEW

Outperformance by the portfolio's information technology holdings represents a significant turnaround, as portfolio exposure to the sector had been a major detractor in recent reporting periods.

The portfolio's position in aQuantive benefited relative returns when Microsoft agreed to acquire the digital marketing company at an 85% premium. The deal is expected to close in the second half of the year. Additionally, shares of VeriSign, a provider of security software for online transactions, increased significantly with the resignation of its CEO. The rally in VeriSign shares marked a turnaround from last summer's panic-driven woes when the stock weakened under criticism of the company's practices in issuing options. Stock selection in electronic equipment and instruments and in alternative energy companies also performed well. Shares of First Solar, a component manufacturer, have performed well over the last two quarters on strong demand.

Outperformance in financials was driven by stock selection in capital markets companies and lack of exposure to real estate investment trusts (REITs) where jittery investor sentiment has hurt performance. In general, financials have been under pressure as a result of weakness in the sub-prime mortgage market. Asset manager Eaton Vance continues to benefit from strong net flows, good use of capital, and solid management.

An underweight in the materials sector detracted from relative results. Increasing commodity prices and on-going merger and acquisition activity have fueled growth in the materials sector.

Selections in the industrials and business service sector detracted. Freight logistics provider UTi Worldwide posted disappointing fourth quarter results due to a large expense ramp-up in anticipation of accelerated growth. Shares have rebounded slightly after the firm met street expectations for the first quarter. Southwest Airlines has performed well relative to other airlines; however, compared to other industrial and business services companies, results have been sub par. Most airlines have suffered due to increases in jet-fuel prices and passenger resistance to higher ticket prices.

OUTLOOK

While our outlook remains generally favorable, we continue to expect that some of the contradictions in the economy will be resolved as it enters a seventh year of expansion. In particular, consumers are likely to feel a greater pinch as the housing sector continues the process of unwinding from its largest expansion cycle since World War II. We believe the developing environment could continue to bode well for growth stocks.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Amazon.com, Inc.                        1.80%
                ------------------------------------------------
                Roper Industries, Inc.                  1.70%
                ------------------------------------------------
                Harman International Industries, Inc.   1.62%
                ------------------------------------------------
                Rockwell Collins, Inc.                  1.52%
                ------------------------------------------------
                Smith International, Inc.               1.51%
                ------------------------------------------------
                Manor Care, Inc.                        1.44%
                ------------------------------------------------
                VeriSign, Inc.                          1.40%
                ------------------------------------------------
                Cephalon, Inc.                          1.40%
                ------------------------------------------------
                DST Systems, Inc.                       1.39%
                ------------------------------------------------
                AMETEK, Inc.                            1.33%
                ------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07
                                    [CHART]

Non-Cyclical                      21.8%
Communications                    20.5%
Technology                        14.4%
Cyclical                          14.0%
Energy                            11.9%
Industrials                       11.3%
Financials                         5.1%
Basic Materials                    1.0%




--------------------------------------------------------------------------------
                                      1

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
     T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                   T. Rowe Price                 Russell Midcap(R)
              Mid-Cap Growth Portfolio            Growth Index/1/
              ------------------------          -------------------
 2/12/2001          $10,000                          $10,000
12/31/2001            8,340                            8,238
12/31/2002            4,668                            5,981
12/31/2003            6,378                            8,535
12/31/2004            7,515                            9,855
12/31/2005            8,613                           11,047
12/31/2006            9,145                           12,225
 6/30/2007           10,525                           13,567



    -------------------------------------------------------------------
                                          Average Annual Return/2/
                                       (for the period ended 6/30/07)
    -------------------------------------------------------------------
                                                              Since
                                      1 year 3 Year 5 Year Inception/3/
    -------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A                21.46% 15.67% 14.85%    1.52%
--  Class B                           21.13% 15.38% 14.53%    0.80%
    Class E                           21.23% 15.47% 14.64%    6.49%
    -------------------------------------------------------------------
- - Russell Midcap(R) Growth Index/1/ 19.73% 14.48% 15.45%    3.46%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- --------------
  Class A
  Actual                                      $1,000.00     $1,152.20       $4.06
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
------------------------------------------  ------------- ------------- --------------
  Class B
  Actual                                      $1,000.00     $1,150.80       $5.39
  Hypothetical (5% return before expenses)     1,000.00      1,019.79        5.06
------------------------------------------  ------------- ------------- --------------
  Class E
  Actual                                      $1,000.00     $1,150.80       $4.85
  Hypothetical (5% return before expenses)     1,000.00      1,020.28        4.56
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76%, 1.01%, and 0.91% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 94.9%
          AEROSPACE & DEFENSE - 2.5%
          Alliant Techsystems, Inc.*(a)........ 102,000 $  10,113,300
          Rockwell Collins, Inc................ 212,000    14,975,680
                                                        -------------
                                                           25,088,980
                                                        -------------
          AIRLINES - 0.9%
          Southwest Airlines Co................ 589,000     8,781,990
                                                        -------------
          AUTOMOTIVE - 0.6%
          CarMax, Inc.*(a)..................... 224,000     5,712,000
                                                        -------------
          BANKS - 0.2%
          SVB Financial Group*(a)..............  33,000     1,752,630
                                                        -------------
          BEVERAGES - 0.3%
          Cott Corp.*(a)....................... 227,000     3,266,530
                                                        -------------
          BIOTECHNOLOGY - 1.3%
          Gilead Sciences, Inc.*...............  56,000     2,171,120
          Illumina, Inc.*(a)...................  84,000     3,409,560
          Medarex, Inc.*(a).................... 101,000     1,443,290
          PDL BioPharma, Inc.*(a).............. 123,000     2,865,900
          Qiagen N.V.*(a)...................... 189,000     3,362,310
                                                        -------------
                                                           13,252,180
                                                        -------------
          BUILDING PRODUCTS - 0.8%
          American Standard Cos., Inc.......... 136,000     8,021,280
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 5.4%
          ChoicePoint, Inc.*................... 104,000     4,414,800
          Cogent, Inc.*(a)..................... 182,000     2,673,580
          Corporate Executive Board Co.(a).....  42,000     2,726,220
          Global Payments, Inc................. 193,000     7,652,450
          Iron Mountain, Inc.*(a).............. 253,000     6,610,890
          Manpower, Inc........................ 116,000    10,699,840
          MoneyGram International, Inc......... 124,000     3,465,800
          Quanta Services, Inc.*(a)............ 138,000     4,232,460
          Resources Connection, Inc.*..........  49,000     1,625,820
          Robert Half International, Inc....... 131,000     4,781,500
          United Rentals, Inc.*................ 124,000     4,034,960
                                                        -------------
                                                           52,918,320
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
          Ciena Corp.*(a)...................... 112,000     4,046,560
          Comverse Technology, Inc.*(a)........ 113,000     2,356,050
          Harris Corp.......................... 170,000     9,273,500
                                                        -------------
                                                           15,676,110
                                                        -------------
          COMPUTER SOFTWARE & PROCESSING - 0.5%
          Jack Henry & Associates, Inc......... 174,000     4,480,500
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.0%
          Network Appliance, Inc.*.............  56,000     1,635,200
          Seagate Technology................... 386,000     8,403,220
                                                        -------------
                                                           10,038,420
                                                        -------------
          EDUCATION - 0.5%
          Laureate Education, Inc.*............  81,000     4,994,460
                                                        -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
       Danaher Corp................................  56,000 $   4,228,000
       Dolby Laboratories, Inc.*................... 169,000     5,984,290
       FLIR Systems, Inc.*(a)...................... 204,000     9,435,000
       Harman International Industries, Inc........ 137,000    16,001,600
       Jabil Circuit, Inc.(a)...................... 197,000     4,347,790
       Spansion, Inc.*(a).......................... 157,000     1,742,700
       Xilinx, Inc.(a)............................. 266,000     7,120,820
                                                            -------------
                                                               48,860,200
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 2.6%
       Cameron International Corp.*................ 108,000     7,718,760
       FMC Technologies, Inc.*..................... 112,000     8,872,640
       Sunpower Corp., - Class A*(a)...............  72,000     4,539,600
       TETRA Technologies, Inc.*................... 162,000     4,568,400
                                                            -------------
                                                               25,699,400
                                                            -------------
       FINANCIAL - DIVERSIFIED - 2.8%
       E*TRADE Financial Corp.*.................... 281,000     6,207,290
       Eaton Vance Corp............................ 218,000     9,631,240
       Interactive Brokers Group Inc.*(a)..........  99,000     2,685,870
       Legg Mason, Inc.(a).........................  14,000     1,377,320
       Nuveen Investments, Inc. - Class A(a)....... 127,000     7,893,050
                                                            -------------
                                                               27,794,770
                                                            -------------
       FOOD & DRUG RETAILING - 0.9%
       Shoppers Drug Mart Corp.....................  99,000     4,592,788
       Whole Foods Market, Inc.(a)................. 112,000     4,289,600
                                                            -------------
                                                                8,882,388
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
       C.R. Bard, Inc..............................  58,000     4,792,540
       Edwards Lifesciences Corp.*(a).............. 168,000     8,289,120
       Gen-Probe, Inc.*............................ 101,000     6,102,420
       Henry Schein, Inc.*.........................  40,000     2,137,200
       ResMed, Inc.*(a)............................  58,000     2,393,080
                                                            -------------
                                                               23,714,360
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.0%
       Community Health Systems, Inc.*............. 160,000     6,472,000
       Coventry Health Care, Inc.*.................  56,000     3,228,400
       DaVita, Inc.*...............................  52,000     2,801,760
       Health Management Associates, Inc. - Class A 224,000     2,544,640
       Health Net, Inc.*........................... 110,000     5,808,000
       Humana, Inc.*...............................  29,000     1,766,390
       Manor Care, Inc............................. 218,000    14,233,220
       Omnicare, Inc.(a)...........................  76,000     2,740,560
                                                            -------------
                                                               39,594,970
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 3.7%
       Cheesecake Factory, Inc. (The)*(a).......... 147,000     3,604,440
       Chipotle Mexican Grill, Inc.*(a)............  84,000     6,604,920
       Gaylord Entertainment Co.*(a)...............  71,000     3,808,440
       International Game Technology............... 224,000     8,892,800

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - CONTINUED
        P.F. Chang's China Bistro, Inc.*(a)......  67,000 $   2,358,400
        Panera Bread Co.*(a).....................  29,000     1,335,740
        Pinnacle Entertainment, Inc.*(a)......... 118,000     3,321,700
        Tim Hortons, Inc.(a)..................... 137,000     4,212,750
        Wynn Resorts, Ltd.(a)....................  28,000     2,511,320
                                                          -------------
                                                             36,650,510
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 2.4%
        ITT Industries, Inc...................... 108,000     7,374,240
        Roper Industries, Inc.(a)................ 294,000    16,787,400
                                                          -------------
                                                             24,161,640
                                                          -------------
        INSURANCE - 1.8%
        Assurant, Inc............................ 114,000     6,716,880
        Axis Capital Holdings, Ltd............... 182,000     7,398,300
        Principal Financial Group, Inc...........  68,000     3,963,720
                                                          -------------
                                                             18,078,900
                                                          -------------
        INTERNET & CATALOG RETAIL - 0.2%
        MSC Industrial Direct Co., Inc. - Class A  28,000     1,540,000
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 5.8%
        Amazon.com, Inc.*(a)..................... 260,000    17,786,600
        CheckFree Corp.*(a)...................... 171,000     6,874,200
        CNET Networks, Inc.*(a).................. 479,000     3,923,010
        Digital River, Inc.*.....................  57,000     2,579,250
        Juniper Networks, Inc.*.................. 505,000    12,710,850
        McAfee, Inc.*............................ 126,000     4,435,200
        Monster Worldwide, Inc.*................. 211,000     8,672,100
                                                          -------------
                                                             56,981,210
                                                          -------------
        IT CONSULTING & SERVICES - 1.9%
        DST Systems, Inc.*....................... 173,000    13,703,330
        IHS, Inc. - Class A*.....................  71,000     3,266,000
        SAIC, Inc.*(a)...........................  91,000     1,644,370
                                                          -------------
                                                             18,613,700
                                                          -------------
        MACHINERY - 1.0%
        IDEX Corp................................  15,000       578,100
        Oshkosh Truck Corp....................... 147,000     9,249,240
                                                          -------------
                                                              9,827,340
                                                          -------------
        MANUFACTURING - 1.3%
        AMETEK, Inc.............................. 330,000    13,094,400
                                                          -------------
        MEDIA - 5.4%
        Cablevision Systems Corp.*............... 141,000     5,102,790
        Catalina Marketing Corp.(a).............. 189,000     5,953,500
        Clear Channel Outdoor Holdings, Inc.*(a). 236,000     6,688,240
        Discovery Holding Co.*................... 335,000     7,701,650
        Dreamworks Animation SKG, Inc. - Class A* 121,000     3,489,640
        Lamar Advertising Co. - Class A(a)....... 201,000    12,614,760
        Rogers Communications, Inc. - Class B.... 280,000    11,897,200
                                                          -------------
                                                             53,447,780
                                                          -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       METALS & MINING - 2.9%
       Agnico-Eagle Mines, Ltd..................... 128,000 $   4,672,000
       CONSOL Energy, Inc.......................... 259,000    11,942,490
       Foundation Coal Holdings, Inc.(a)...........  83,000     3,373,120
       Peabody Energy Corp.........................  68,000     3,289,840
       Teck Cominco, Ltd........................... 114,000     4,845,000
                                                            -------------
                                                               28,122,450
                                                            -------------
       OIL & GAS - 6.1%
       BJ Services Co.............................. 355,000    10,096,200
       CNX Gas Corp.*(a)........................... 177,000     5,416,200
       EOG Resources, Inc.......................... 174,000    12,712,440
       Murphy Oil Corp............................. 116,000     6,895,040
       Smith International, Inc.(a)................ 255,000    14,953,200
       XTO Energy, Inc............................. 174,000    10,457,400
                                                            -------------
                                                               60,530,480
                                                            -------------
       PHARMACEUTICALS - 6.6%
       Alkermes, Inc.*(a).......................... 211,000     3,080,600
       Amylin Pharmaceuticals, Inc.*(a)............  98,000     4,033,680
       Barr Pharmaceuticals, Inc.*................. 197,000     9,895,310
       Cephalon, Inc.*(a).......................... 172,000    13,827,080
       Elan Corp. Plc (ADR)*(a).................... 457,000    10,022,010
       Human Genome Sciences, Inc.*(a)............. 203,000     1,810,760
       Medicis Pharmaceutical Corp. - Class A(a)...  84,000     2,565,360
       Mylan Laboratories, Inc..................... 139,000     2,528,410
       OSI Pharmaceuticals, Inc.*(a)...............  69,000     2,498,490
       Sepracor, Inc.*.............................  85,000     3,486,700
       Theravance, Inc.*(a)........................  96,000     3,072,000
       Valeant Pharmaceuticals International(a).... 254,000     4,239,260
       Vertex Pharmaceuticals, Inc.*............... 153,000     4,369,680
                                                            -------------
                                                               65,429,340
                                                            -------------
       RETAIL - SPECIALTY - 3.8%
       Advance Auto Parts, Inc..................... 154,000     6,241,620
       Bed Bath & Beyond, Inc.*.................... 168,000     6,046,320
       Best Buy Co., Inc........................... 112,000     5,227,040
       O' Reilly Automotive, Inc.*................. 199,000     7,273,450
       PetSmart, Inc............................... 295,000     9,572,750
       Williams-Sonoma, Inc.(a).................... 108,000     3,410,640
                                                            -------------
                                                               37,771,820
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
       Altera Corp................................. 281,000     6,218,530
       Fairchild Semiconductor International, Inc.* 169,000     3,265,080
       First Solar, Inc.*(a).......................  70,000     6,250,300
       Intersil Corp. - Class A.................... 280,000     8,808,800
       Marvell Technology Group, Ltd.*............. 449,000     8,176,290
       Microchip Technology, Inc.(a)............... 177,000     6,556,080
       ON Semiconductor Corp.*(a).................. 437,000     4,684,640
       PMC-Sierra, Inc.*(a)........................ 571,000     4,413,830
       Teradyne, Inc.*............................. 383,000     6,733,140
                                                            -------------
                                                               55,106,690
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      SOFTWARE - 4.9%
      Autodesk, Inc.*............................... 147,000 $   6,920,760
      Avid Technology, Inc.*(a)..................... 129,000     4,560,150
      Cerner Corp.*(a)..............................  74,000     4,104,780
      Intuit, Inc.*................................. 118,000     3,549,440
      NAVTEQ Corp.*(a).............................. 171,000     7,240,140
      Red Hat, Inc.*(a)............................. 276,000     6,149,280
      Salesforce.com, Inc.*(a)......................  42,000     1,800,120
      VeriSign, Inc.*............................... 436,000    13,834,280
                                                             -------------
                                                                48,158,950
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
      ADTRAN, Inc.(a)...............................  74,000     1,921,780
      Amdocs, Ltd.*................................. 247,000     9,835,540
      Garmin, Ltd.(a)...............................  34,000     2,514,980
      Time Warner Telecom, Inc.- Class A *(a)....... 197,000     3,959,700
      XM Satellite Radio Holdings, Inc.- Class A*(a) 456,000     5,367,120
                                                             -------------
                                                                23,599,120
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 4.4%
      American Tower Corp. - Class A*(a)............ 272,000    11,424,000
      Crown Castle International Corp.*(a).......... 354,000    12,839,580
      Leap Wireless International, Inc.*............ 126,000    10,647,000
      Metropcs Communications, Inc.*................ 169,000     5,583,760
      SBA Communications Corp.*(a)..................  82,000     2,754,380
                                                             -------------
                                                                43,248,720
                                                             -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      Under Armour, Inc. - Class A*(a)..............  42,000     1,917,300
                                                             -------------
      TRADING COMPANIES & DISTRIBUTORS - 0.6%
      Fastenal Co.(a)............................... 135,000     5,651,100
                                                             -------------
      TRANSPORTATION - 0.6%
      UTI Worldwide, Inc.(a)........................ 224,000     6,000,961
                                                             -------------
      Total Common Stocks
      (Cost $708,738,621)                                      936,461,899
                                                             -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 6.4%
     T. Rowe Price Government Reserve
       Investment Fund**
       (Cost $63,459,880)....................... $63,459,880 $  63,459,880
                                                             -------------

     TOTAL INVESTMENTS - 101.3%
     (Cost $772,198,501)                                       999,921,779

     Other Assets and Liabilities (net) - (1.3)%               (12,624,409)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 987,297,370
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated issuer (see Note 10).

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $229,551,909 and the collateral received consisted of cash in the amount of $226,070,441 and securities in the amount of $9,046,453.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $  999,921,779
   Collateral for securities on loan                                        235,116,894
   Receivable for investments sold                                            3,605,217
   Receivable for Trust shares sold                                             960,783
   Dividends receivable                                                         224,095
   Interest receivable                                                          214,459
                                                                         --------------
     Total assets                                                         1,240,043,227
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   15,573,463
     Trust shares redeemed                                                    1,138,299
     Distribution and services fees - Class B                                   100,613
     Distribution and services fees - Class E                                     3,440
     Collateral for securities on loan                                      235,116,894
     Investment advisory fee payable (Note 3)                                   591,018
     Administration fee payable                                                  10,550
     Custodian and accounting fees payable                                      116,008
   Accrued expenses                                                              95,572
                                                                         --------------
     Total liabilities                                                      252,745,857
                                                                         ==============
NET ASSETS                                                               $  987,297,370
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  703,708,925
   Accumulated net realized gain                                             53,881,067
   Unrealized appreciation on investments and foreign currency              227,723,497
   Undistributed net investment income                                        1,983,881
                                                                         --------------
     Total                                                               $  987,297,370
                                                                         ==============
NET ASSETS
   Class A                                                               $  467,275,965
                                                                         ==============
   Class B                                                                  491,985,474
                                                                         ==============
   Class E                                                                   28,035,931
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   48,647,334
                                                                         ==============
   Class B                                                                   52,051,132
                                                                         ==============
   Class E                                                                    2,947,097
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $         9.61
                                                                         ==============
   Class B                                                                         9.45
                                                                         ==============
   Class E                                                                         9.51
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $  772,198,501

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  4,434,445
   Interest (2)                                                                163,054
   Income earned from affiliated transactions                                  870,204
                                                                          ------------
       Total investment income                                               5,467,703
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          3,385,972
   Administration fees                                                          33,162
   Custody and accounting fees                                                  27,491
   Distribution fee - Class B                                                  575,628
   Distribution fee - Class E                                                   19,312
   Transfer agent fees                                                          13,642
   Audit                                                                        12,048
   Legal                                                                         7,460
   Trustee fees and expenses                                                     7,193
   Shareholder reporting                                                        41,802
   Insurance                                                                     6,824
   Other                                                                         2,197
                                                                          ------------
       Total expenses                                                        4,132,731
       Less fees waived and expenses reimbursed by the Manager                 (72,458)
       Less broker commission recapture                                        (24,008)
                                                                          ------------
   Net expenses                                                              4,036,265
                                                                          ------------
   Net investment income                                                     1,431,438
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain on:
       Investments                                                          54,246,664
       Foreign currency                                                          3,862
                                                                          ------------
   Net realized gain on investments and foreign currency                    54,250,526
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                          72,797,656
       Foreign currency                                                         (1,125)
                                                                          ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             72,796,531
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    127,047,057
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $128,478,495
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $     18,828
(2)Interest income includes securities lending income of:                      166,367

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,431,438  $  1,628,001
   Net realized gain on investments and foreign currency                   54,250,526    42,527,357
   Net change in unrealized appreciation on investments and foreign
       currency                                                            72,796,531     5,413,703
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                   128,478,495    49,569,061
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,028,494)           --
     Class B                                                                   (4,747)           --
     Class E                                                                  (23,661)           --
   From net realized gains
     Class A                                                              (19,616,047)   (9,673,087)
     Class B                                                              (21,687,725)  (15,221,389)
     Class E                                                               (1,207,133)     (915,496)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (43,567,807)  (25,809,972)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               56,106,086   155,626,079
     Class B                                                               39,172,124    69,550,080
     Class E                                                                3,272,253     5,686,840
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               20,644,541     9,673,087
     Class B                                                               21,692,472    15,221,389
     Class E                                                                1,230,794       915,496
   Cost of shares repurchased
     Class A                                                              (35,248,468)  (48,106,132)
     Class B                                                              (65,971,745)  (65,964,263)
     Class E                                                               (3,898,989)   (7,545,503)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              36,999,068   135,057,073
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              121,909,756   158,816,162
   Net assets at beginning of period                                      865,387,614   706,571,452
                                                                         ------------  ------------
   Net assets at end of period                                           $987,297,370  $865,387,614
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,983,881  $  1,609,345
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                               CLASS A
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                         ------------------------------------------------------------
                                                               FOR THE PERIOD
                                                                   ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2007  ---------------------------------------------
                                                                (UNAUDITED)      2006       2005       2004        2003
                                                               -------------- ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 8.76     $ 8.49     $ 7.55     $ 6.39      $ 4.66
                                                                   ------     ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..................................       0.02 (a)   0.03 (a)  (0.01)(a)  (0.03)(a)   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments............       1.28       0.53       1.13       1.19        1.75
                                                                   ------     ------     ------     ------      ------
Total from Investment Operations..............................       1.30       0.56       1.12       1.16        1.73
                                                                   ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..........................      (0.02)        --         --         --          --
Distributions from Net Realized Capital Gains.................      (0.43)     (0.29)     (0.18)        --          --
                                                                   ------     ------     ------     ------      ------
Total Distributions...........................................      (0.45)     (0.29)     (0.18)        --          --
                                                                   ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD................................     $ 9.61     $ 8.76     $ 8.49     $ 7.55      $ 6.39
                                                                   ======     ======     ======     ======      ======
TOTAL RETURN                                                        15.22%      6.56%     14.87 %    18.15 %     37.12 %
Ratio of Expenses to Average Net Assets**.....................       0.76%*     0.81%      0.80 %     0.90 %      0.91 %
Ratio of Expenses to Average Net Assets After Broker Rebates**        N/A        N/A        N/A        N/A        0.83 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates.................................................       0.77%*     0.81%      0.81 %     0.83 %(b)   0.92 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...       0.45%*     0.32%     (0.08)%    (0.41)%     (0.37)%
Portfolio Turnover Rate.......................................       15.1%      33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions).......................     $467.3     $386.8     $258.6     $145.7       $34.8

                                                                                               CLASS B
                                                               ------------------------------------------------------------
                                                               FOR THE PERIOD
                                                                   ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2007  ---------------------------------------------
                                                                (UNAUDITED)      2006       2005       2004        2003
                                                               -------------- ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 8.62     $ 8.38     $ 7.47     $ 6.34      $ 4.64
                                                                   ------     ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..................................       0.01 (a)   0.01 (a)  (0.03)(a)  (0.05)(a)   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments............       1.25       0.52       1.12       1.18        1.74
                                                                   ------     ------     ------     ------      ------
Total from Investment Operations..............................       1.26       0.53       1.09       1.13        1.70
                                                                   ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..........................         --         --         --         --          --
Distributions from Net Realized Capital Gains.................      (0.43)     (0.29)     (0.18)        --          --
                                                                   ------     ------     ------     ------      ------
Total Distributions...........................................      (0.43)     (0.29)     (0.18)        --          --
                                                                   ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD................................     $ 9.45     $ 8.62     $ 8.38     $ 7.47      $ 6.34
                                                                   ======     ======     ======     ======      ======
TOTAL RETURN                                                        15.08%      6.16%     14.63 %    17.82 %     36.64 %
Ratio of Expenses to Average Net Assets**.....................       1.01%*     1.05%      1.05 %     1.16 %      1.18 %
Ratio of Expenses to Average Net Assets After Broker Rebates**        N/A        N/A        N/A        N/A        1.12 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates.................................................       1.02%*     1.06%      1.06 %     1.07 %(b)   1.16 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...       0.20%*     0.12%     (0.34)%    (0.69)%     (0.64)%
Portfolio Turnover Rate.......................................       15.1%      33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions).......................     $492.0     $453.6     $422.6     $345.0      $307.7

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                         --------


                                                               --------
                                                                  2002
                                                               -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $  8.37
                                                               -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..................................   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments............   (3.66)
                                                               -------
Total from Investment Operations..............................   (3.68)
                                                               -------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..........................      --
Distributions from Net Realized Capital Gains.................   (0.03)
                                                               -------
Total Distributions...........................................   (0.03)
                                                               -------
NET ASSET VALUE, END OF PERIOD................................ $  4.66
                                                               =======
TOTAL RETURN                                                    (44.00)%
Ratio of Expenses to Average Net Assets**.....................    0.80 %
Ratio of Expenses to Average Net Assets After Broker Rebates**    0.73 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates.................................................    1.10 %
Ratio of Net Investment Income (Loss) to Average Net Assets...   (0.34)%
Portfolio Turnover Rate.......................................   157.2 %
Net Assets, End of Period (in millions).......................   $16.0


                                                               --------


                                                               --------
                                                                  2002
                                                               -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $  8.34
                                                               -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..................................   (0.03)(a)
Net Realized/Unrealized Gain (Loss) on Investments............   (3.64)
                                                               -------
Total from Investment Operations..............................   (3.67)
                                                               -------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..........................      --
Distributions from Net Realized Capital Gains.................   (0.03)
                                                               -------
Total Distributions...........................................   (0.03)
                                                               -------
NET ASSET VALUE, END OF PERIOD................................ $  4.64
                                                               =======
TOTAL RETURN                                                    (44.04)%
Ratio of Expenses to Average Net Assets**.....................    1.05 %
Ratio of Expenses to Average Net Assets After Broker Rebates**    0.96 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates.................................................    1.41 %
Ratio of Net Investment Income (Loss) to Average Net Assets...   (0.54)%
Portfolio Turnover Rate.......................................   157.2 %
Net Assets, End of Period (in millions).......................   $62.6

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                               CLASS E
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                         ------------------------------------------------------------
                                                               FOR THE PERIOD
                                                                   ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2007  ---------------------------------------------
                                                                (UNAUDITED)      2006       2005       2004        2003
                                                               -------------- ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 8.67     $ 8.42     $ 7.50     $ 6.36      $ 4.65
                                                                   ------     ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..................................       0.01 (a)   0.02 (a)  (0.02)(a)  (0.04)(a)   (0.03)(a)
Net Realized/Unrealized Gain (Loss) on Investments............       1.27       0.52       1.12       1.18        1.74
                                                                   ------     ------     ------     ------      ------
Total from Investment Operations..............................       1.28       0.54       1.10       1.14        1.71
                                                                   ------     ------     ------     ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..........................      (0.01)        --         --         --          --
Distributions from Net Realized Capital Gains.................      (0.43)     (0.29)     (0.18)        --          --
                                                                   ------     ------     ------     ------      ------
Total Distributions...........................................      (0.44)     (0.29)     (0.18)        --          --
                                                                   ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD................................     $ 9.51     $ 8.67     $ 8.42     $ 7.50      $ 6.36
                                                                   ======     ======     ======     ======      ======
TOTAL RETURN                                                        15.08%      6.38%     14.70 %    17.92 %     36.77 %
Ratio of Expenses to Average Net Assets**.....................       0.91% *    0.95%      0.95 %     1.05 %      1.08 %
Ratio of Expenses to Average Net Assets After Broker Rebates**        N/A        N/A        N/A        N/A        1.01 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates.................................................       0.92% *    0.96%      0.96 %     0.97 %(b)   1.06 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...       0.30% *    0.22%     (0.24)%    (0.57)%     (0.54)%
Portfolio Turnover Rate.......................................      15.1 %      33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions).......................     $ 28.0      $25.0      $25.4      $21.5       $10.8

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                         --------


                                                               --------
                                                                  2002
                                                               -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................... $  8.36
                                                               -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..................................   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments............   (3.66)
                                                               -------
Total from Investment Operations..............................   (3.68)
                                                               -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..........................      --
Distributions from Net Realized Capital Gains.................   (0.03)
                                                               -------
Total Distributions...........................................   (0.03)
                                                               -------
NET ASSET VALUE, END OF PERIOD................................ $  4.65
                                                               =======
TOTAL RETURN                                                    (44.05)%
Ratio of Expenses to Average Net Assets**.....................    0.95 %
Ratio of Expenses to Average Net Assets After Broker Rebates**    0.84 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates.................................................    1.34 %
Ratio of Net Investment Income (Loss) to Average Net Assets...   (0.38)%
Portfolio Turnover Rate.......................................   157.2 %
Net Assets, End of Period (in millions).......................    $2.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is T. Rowe Price Mid-Cap Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with T. Rowe Price Associates, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                                 June 30, 2007     % per annum Average Daily Assets
---------                              -------------------- ----------- --------------------

T. Rowe Price Mid-Cap Growth Portfolio      $3,385,972         0.75%            All

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         T. Rowe Price Mid-Cap Growth Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MSF in the aggregate and
(iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The waiver schedule for the period January 1 through December 31, 2006 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,500,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                             Shares Issued             Net Increase
                                                                Through                 (Decrease)
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

T. Rowe Price Mid-Cap Growth Portfolio

 Class A

 06/30/2007                            44,154,207  6,034,668   2,271,127   (3,812,668)   4,493,127  48,647,334
 12/31/2006                            30,457,763 18,178,947   1,100,465   (5,582,968)  13,696,443  44,154,207

 Class B

 06/30/2007                            52,647,327  4,280,783   2,423,740   (7,300,718)    (596,195) 52,051,132
 12/31/2006                            50,437,152  8,257,663   1,757,666   (7,805,154)   2,210,175  52,647,327

 Class E

 06/30/2007                             2,883,542    353,060     136,603     (426,108)      63,555   2,947,097
 12/31/2006                             3,014,778    660,484     105,109     (896,829)    (131,236)  2,883,542

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

T. Rowe Price Mid-Cap Growth Portfolio       $--        $132,951,766        $--        $165,041,219

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross         Gross
                                        Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                  Cost     Appreciation (Depreciation)  Appreciation
---------                              ------------ ------------ -------------- --------------

T. Rowe Price Mid-Cap Growth Portfolio $772,198,501 $246,118,526  $(18,395,248)  $227,723,278

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        T. Rowe Price Mid-Cap Growth Portfolio $229,551,909 $235,116,894

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income Long-Term Capital Gain           Total
                                       --------------- ----------------------- -----------------------
                                          2006    2005    2006        2005        2006        2005
                                       ---------- ---- ----------- ----------- ----------- -----------

T. Rowe Price Mid-Cap Growth Portfolio $2,981,342 $--  $22,828,630 $15,056,102 $25,809,972 $15,056,102

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

T. Rowe Price Mid-Cap Growth Portfolio  $5,753,453    $38,272,490  $154,651,814        $--         $198,677,757

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



10. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:

                                                Number of                                           Number of
                                             shares held at   Shares purchased     Shares sold    shares held at
Security Description                        December 31, 2006 during the period during the period June 30, 2007
--------------------                        ----------------- ----------------- ----------------- --------------

T. Rowe Price Government Reserve Investment
  Fund                                         23,138,429        100,375,499       (60,054,048)     63,459,880

                                             Income earned from
                                            affiliates during the
Security Description                               period
--------------------                        ---------------------

T. Rowe Price Government Reserve Investment
  Fund                                            $870,204

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                            Third Avenue Small Cap
                                Value Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the half year ended June 30, 2007, the Third Avenue Small Cap Value Portfolio ("the Portfolio") appreciated by 6.90% for Class A, compared to returns of 6.96%, 6.45%, and 3.80% for the S&P 500(R) Index/1/, Russell 2000(R) Index/2/ and Russell 2000(R) Value Index, respectively. The positive absolute performance during the period was driven by meaningful appreciation from various holdings, including Commscope, Inc. (up 91%), Tidewater, Inc. (up 47%), Agrium, Inc. (up 39%), Fording Canadian Coal Trust (up 63%) and Canfor Corporation (up 37%). These positive contributions were partially offset by declines in other holdings, including Lexmark International (down 33%), The St. Joe Company (down 13%), Skyline Corporation (down 25%), MDC Holdings (down 14%) and Haverty Furniture Companies (down 20%).

During the first half of the year, the Portfolio acquired thirteen new common stock positions, increased its position in forty holdings, reduced its position in five holdings, and eliminated eleven positions. Comments on several of these changes are provided below.

One position acquired during the period was Bristow Group. Bristow Group is the largest contractor of helicopter services to the global oil and gas industry. A majority of Bristow's work comes from offshore production activity, a less volatile source of revenue than that derived from exploration activities. Competitive forces in the next two years or so ought to be relatively tame as demand for helicopter services seems to be outpacing supply, a supply that is constrained as helicopter manufacturers are fully booked for a number of years. Bristow Common was purchased at a modest discount to Management's conservative estimate of Net Asset Value, a value that is likely to grow should the company's ambitious fleet expansion capitalize on the attractive growth prospects offered by opportunities in the Middle East and Southeast Asia. A liquid market for helicopters exists outside the energy industry underpinning the company's asset values, and lending significant downside protection to this investment.

During the first half, we also purchased shares in Glatfelter. Founded in 1864, Glatfelter produces specialty papers and owns a modest tract of timberlands that it is in the process of monetizing. Specialty papers include paper used in the production of high quality hardbound books and envelopes as well as other highly technical customized products. Additionally, the company produces other specialized items such as tea
--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had an approximate market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.
bags, coffee filters and metallized products for bottle labels. The company boasts leading shares of its served markets--markets that have benefited from consolidation and rationalization of producer capacity--and low cost production based on its vertically integrated operations. The company's cyclically depressed current earnings profile ought to improve as recent acquisitions start to contribute, and as debt reduction occurs over the next 12-24 months.

American Power Conversion Corp. was eliminated as a result of a "resource conversion" (E.G., selling to a strategic buyer) in the first quarter. Schneider Electric S.A. completed its acquisition (originally announced during the fourth quarter of 2006) of American Power Conversion Corp. for $31 per share in cash. The offer price represented roughly a 30% premium over the market price at the time of the announcement. This resource conversion produced a very significant return on our investment.

We also eliminated our position in Comverse Technology, during the first quarter, following the announcement of an acquisition by Verint (a majority owned subsidiary of Comverse Technology) at a price that we considered to be excessive. Our sale decision was also influenced by considerable management turnover related primarily to options backdating.

During the second quarter, Bridgestone Corporation completed its all cash acquisition of Bandag, Inc. at $50.75 per share, representing a 13% premium to the market price of the stock prior to the acquisition announcement, and a significant premium to the Portfolio's cost basis in Bandag.

We appreciate your continued support and look forward to writing you again in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Cimarex Energy Co.                        3.61%
               --------------------------------------------------
               Pogo Producing Co.                        2.98%
               --------------------------------------------------
               Comstock Resources, Inc.                  2.14%
               --------------------------------------------------
               Superior Industries International, Inc.   2.06%
               --------------------------------------------------
               Sycamore Networks, Inc.                   1.95%
               --------------------------------------------------
               NewAlliance Bancshares, Inc.              1.91%
               --------------------------------------------------
               St. Joe Co. (The)                         1.64%
               --------------------------------------------------
               Bristow Group, Inc.                       1.58%
               --------------------------------------------------
               Glatfelter                                1.58%
               --------------------------------------------------
               K-Swiss, Inc. - Class A                   1.55%
               --------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/07
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

 THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY THIRD AVENUE MANAGEMENT LLC
                      VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                     [CHART]

             Third Avenue                        Dow Jones           S&P
              Small Cap       Russell 2000(R)   Wilshire Small     Small Cap
            Value Portfolio   Value Index/3/      Cap Index/2/   600(R) Index/1/
            ---------------   ---------------   --------------   ---------------
 5/01/2002     $10,000           $10,000           $10,000           $10,000
12/31/2002       8,322             7,808             7,906             7,762
12/31/2003      11,777            11,430            11,782            10,773
12/31/2004      14,933            13,940            14,074            13,213
12/31/2005      17,295            14,595            15,111            14,228
12/31/2006      19,609            18,024            17,677            16,379
 6/30/2007      20,963            18,708            19,401            17,781




    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the period ended 6/30/07)
    ----------------------------------------------------------------
                                                           Since
                                   1 Year 3 Year 5 Year Inception/3/
    ----------------------------------------------------------------
    Third Avenue Small Cap
--  Value Portfolio--Class A       14.56% 16.71% 17.81%   15.40%
       Class B                     14.36% 16.45% 17.56%   15.17%
    ----------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ 16.05% 15.01% 14.62%   12.89%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,069.00       $3.90
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
------------------------------------------  ------------- ------------- --------------
  Class B
  Actual                                      $1,000.00     $1,068.10       $5.18
  Hypothetical (5% return before expenses)     1,000.00      1,019.79        5.06
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 78.9%
      AEROSPACE & DEFENSE - 1.0%
      Herley Industries, Inc.*................. 1,204,981 $    19,725,539
                                                          ---------------
      AUTO COMPONENTS - 2.1%
      Superior Industries International,
        Inc.(a)................................ 1,857,826      40,426,294
                                                          ---------------
      BANKS - 3.1%
      Brookline Bancorp, Inc.(a)............... 1,083,998      12,476,817
      Kearny Financial Corp.(a)................   531,825       7,169,001
      NewAlliance Bancshares, Inc.(a).......... 2,547,062      37,492,753
      Rockville Financial, Inc.(a).............   264,314       3,991,141
                                                          ---------------
                                                               61,129,712
                                                          ---------------
      BEVERAGES - 0.6%
      Sapporo Holdings, Ltd.................... 1,954,500      12,385,466
                                                          ---------------
      BUILDING PRODUCTS - 0.9%
      USG Corp.*...............................   370,000      18,144,800
                                                          ---------------
      CHEMICALS - 2.4%
      Agrium, Inc..............................   644,800      28,210,000
      Westlake Chemical Corp...................   649,000      18,249,880
                                                          ---------------
                                                               46,459,880
                                                          ---------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 4.6%
      Bel Fuse, Inc. - Class A.................   117,817       4,356,872
      Bel Fuse, Inc. - Class B(a)..............    59,277       2,017,196
      CommScope, Inc.*(a)......................   393,600      22,966,560
      Sycamore Networks, Inc.*................. 9,491,937      38,157,587
      Tellabs, Inc.*........................... 2,187,601      23,538,587
                                                          ---------------
                                                               91,036,802
                                                          ---------------
      COMPUTERS & PERIPHERALS - 2.2%
      Electronics for Imaging, Inc.*...........   421,098      11,883,386
      Ingram Micro, Inc. - Class A*............   465,450      10,104,919
      Lexmark International, Inc. - Class A*(a)   433,231      21,362,621
                                                          ---------------
                                                               43,350,926
                                                          ---------------
      CONTAINERS & PACKAGING - 0.7%
      TimberWest Forest Corp...................   772,200      13,069,061
                                                          ---------------
      ELECTRICAL EQUIPMENT & SERVICES - 0.4%
      Encore Wire Corp.(a).....................   276,803       8,149,080
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.5%
      AVX Corp.(a)............................. 1,263,510      21,151,157
      Coherent, Inc.*(a).......................   368,983      11,257,671
      Electro Scientific Industries, Inc.*(a).. 1,027,483      21,371,647
      Park Electrochemical Corp.(a)............   502,155      14,150,728
                                                          ---------------
                                                               67,931,203
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 4.4%
      Bristow Group, Inc.*(a)..................   625,242      30,980,741
      Bronco Drilling Co., Inc.*(a)............ 1,677,904      27,534,405
      Tidewater, Inc.(a).......................   404,915      28,700,375
                                                          ---------------
                                                               87,215,521
                                                          ---------------

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - 1.8%
        Ichiyoshi Securities Co., Ltd........   481,700 $     6,934,619
        Nuveen Investments, Inc. - Class A...   271,900      16,898,585
        Wauwatosa Holdings, Inc.*(a).........   118,600       1,961,644
        Westwood Holdings Group, Inc.........   278,425       9,510,998
                                                        ---------------
                                                             35,305,846
                                                        ---------------
        FINANCIAL SERVICES - 0.7%
        Leucadia National Corp.(a)...........   389,100      13,715,775
                                                        ---------------
        FOOD PRODUCTS - 0.7%
        Industrias Bachoco, S.A. (ADR).......   353,700      11,488,176
        Sanderson Farms, Inc.(a).............    61,064       2,749,101
                                                        ---------------
                                                             14,237,277
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Cross Country Healthcare, Inc.*......   467,700       7,801,236
        Pharmaceutical Product Development,
          Inc................................   172,350       6,595,834
                                                        ---------------
                                                             14,397,070
                                                        ---------------
        HOMEBUILDERS - 3.2%
        Cavco Industries, Inc.*..............   330,809      12,411,954
        Coachmen Industries, Inc.(a)......... 1,478,192      14,279,335
        M.D.C. Holdings, Inc.(a).............   380,106      18,381,926
        Skyline Corp.........................   608,345      18,256,433
                                                        ---------------
                                                             63,329,648
                                                        ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.8%
        Vail Resorts, Inc.*(a)...............   264,000      16,069,680
                                                        ---------------
        HOUSEHOLD DURABLES - 1.6%
        Haverty Furniture Cos., Inc.(a)...... 1,598,880      18,658,930
        Stanley Furniture Co., Inc.(a).......   622,773      12,791,757
                                                        ---------------
                                                             31,450,687
                                                        ---------------
        INDUSTRIAL - DIVERSIFIED - 0.8%
        Trinity Industries, Inc.(a)..........   338,400      14,733,936
                                                        ---------------
        INSURANCE - 5.3%
        Arch Capital Group, Ltd.*............   180,974      13,127,854
        Brit Insurance Holdings Plc.......... 1,343,039       9,250,931
        E-L Financial Corp...................    24,255      15,051,761
        FBL Financial Group, Inc. - Class A..   322,700      12,688,564
        Montpelier Re Holdings, Ltd.(a)...... 1,513,100      28,052,874
        National Western Life Insurance Co. -
          Class A(a).........................    59,906      15,151,425
        Phoenix Cos., Inc. (The).............   639,300       9,595,893
                                                        ---------------
                                                            102,919,302
                                                        ---------------
        LEISURE EQUIPMENT & PRODUCTS - 2.4%
        JAKKS Pacific, Inc.*(a)..............   591,937      16,657,107
        Leapfrog Enterprises, Inc.*.......... 2,294,411      23,517,713
        Russ Berrie & Co., Inc.*(a)..........   336,290       6,265,083
                                                        ---------------
                                                             46,439,903
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ------------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                  SHARES      (NOTE 2)
     ------------------------------------------------------------------------

     MACHINERY - 2.9%
     Alamo Group, Inc.(a)......................    467,858 $    11,790,022
     Alexander & Baldwin, Inc.(a)..............    533,255      28,321,173
     Insteel Industries, Inc...................    907,049      16,326,882
                                                           ---------------
                                                                56,438,077
                                                           ---------------
     MEDIA - 0.7%
     Journal Communications, Inc. - Class A....  1,096,859      14,270,136
                                                           ---------------
     METALS & MINING - 1.4%
     Fording Canadian Coal Trust...............    812,819      26,676,720
                                                           ---------------
     OIL & GAS - 11.7%
     Cimarex Energy Co.(a).....................  1,795,248      70,750,724
     Comstock Resources, Inc.*.................  1,400,567      41,974,993
     Pioneer Drilling Co.*.....................  1,301,193      19,400,788
     Pogo Producing Co.........................  1,152,033      58,511,756
     St. Mary Land & Exploration Co............    611,252      22,384,048
     Whiting Petroleum Corp.*..................    423,573      17,163,178
                                                           ---------------
                                                               230,185,487
                                                           ---------------
     PAPER & FOREST PRODUCTS - 4.0%
     Deltic Timber Corp.(a)....................    377,042      20,669,442
     Glatfelter................................  2,277,617      30,952,815
     Louisiana-Pacific Corp....................  1,421,864      26,901,667
                                                           ---------------
                                                                78,523,924
                                                           ---------------
     PHARMACEUTICALS - 0.7%
     Watson Pharmaceuticals, Inc.*.............    449,755      14,630,530
                                                           ---------------
     REAL ESTATE - 5.0%
     BIL International, Ltd.................... 10,327,000      10,594,634
     Brookfield Asset Management, Inc. -
       Class A.................................    551,250      21,994,875
     Forest City Enterprises, Inc. - Class A(a)    403,000      24,776,440
     Origen Financial, Inc. (REIT).............  1,202,243       7,934,804
     St. Joe Co. (The)(a)......................    695,350      32,222,519
                                                           ---------------
                                                                97,523,272
                                                           ---------------
     RETAIL - MULTILINE - 1.0%
     Circle K Sunkus Co., Ltd..................    709,400      12,353,935
     Parco Co., Ltd............................    572,000       7,230,017
                                                           ---------------
                                                                19,583,952
                                                           ---------------
     RETAIL - SPECIALTY - 0.6%
     Buckle, Inc. (The)(a).....................    284,549      11,211,231
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
     GSI Group, Inc.*..........................  1,497,949      14,664,921
                                                           ---------------
     SOFTWARE - 2.4%
     Borland Software Corp.*(a)................  3,820,560      22,694,126
     Sybase, Inc.*.............................    637,976      15,241,247
     Synopsys, Inc.*...........................    332,436       8,786,283
                                                           ---------------
                                                                46,721,656
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
     IDT Corp. - Class B(a)....................    965,600       9,964,992
                                                           ---------------

         -------------------------------------------------------------
         SECURITY                          SHARES/PAR      VALUE
         DESCRIPTION                         AMOUNT       (NOTE 2)
         -------------------------------------------------------------

         TEXTILES, APPAREL & LUXURY GOODS - 1.6%
         K-Swiss, Inc. - Class A(a)......    1,074,510 $    30,440,868
                                                       ---------------
         TRADING COMPANIES & DISTRIBUTORS - 0.7%
         Handleman Co.(a)................    2,149,940      13,394,126
                                                       ---------------
         TRANSPORTATION - 1.1%
         BW Gas ASA......................    1,655,700      21,600,431
                                                       ---------------
         Total Common Stocks
         (Cost $1,278,475,735)                           1,547,453,731
                                                       ---------------

         SHORT-TERM INVESTMENT - 22.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/29/07 at 3.400% to be
           repurchased at $50,121,366 on
           07/02/07 collateralized by
           $48,850,000 FFCB 6.125% due
           12/29/15 with a value of
           $51,109,313................... $ 50,107,169      50,107,169
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/29/07 at 3.400% to be
           repurchased at $17,873,592 on
           07/02/07 collateralized by
           $18,410,000 FHLB 5.700% due
           06/18/14 with a value of
           $18,225,900...................   17,868,529      17,868,529
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/29/07 at 3.400% to be
           repurchased at $13,540,815 on
           07/02/07 collateralized by
           $13,825,000 FHLB 5.750% due
           06/07/12 with a value of
           $13,807,719...................   13,536,979      13,536,979
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/29/07 at 3.400% to be
           repurchased at $82,347,308 on
           07/02/07 collateralized by
           $84,605,000 FHLB 5.375% due
           06/13/14 with a value of
           $83,970,463...................   82,323,983      82,323,983
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/29/07 at 3.400% to be
           repurchased at $108,101,815 on
           07/02/07 collateralized by
           $110,095,000 FHLB 5.375% due
           06/08/12 with a value of
           $110,232,619..................  108,071,195     108,071,195

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENT - CONTINUED
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/29/07 at 3.400% to be repurchased
        at $68,401,912 on 07/02/07
        collateralized by $69,925,000 FNMA
        5.990% due 04/18/17 with a value of
        $69,750,188......................... $68,382,537 $    68,382,537
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/29/07 at 3.400% to be repurchased
        at $47,501,200 on 07/02/07
        collateralized by $50,000,000 FNMA
        4.625% due 10/15/13 with a value of
        $48,437,500.........................  47,487,745      47,487,745
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/29/07 at 3.400% to be repurchased
        at $48,908,716 on 07/02/07
        collateralized by $50,000,000 FHLMC
        5.250% due 04/18/16 with a value of
        $49,875,000.........................  48,894,863      48,894,863
                                                         ---------------

      Total Short-Term Investments
      (Cost $436,673,000)                                    436,673,000
                                                         ---------------

      TOTAL INVESTMENTS - 101.2%
      (Cost $1,715,148,735)                                1,984,126,731
                                                         ---------------

      Other Assets and Liabilities (net) - (1.2)%            (23,377,946)
                                                         ---------------

      TOTAL NET ASSETS - 100.0%                          $ 1,960,748,785
                                                         ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $143,198,135 and the collateral received consisted of cash in the amount of $147,141,944.

ADR - American Depositary Receipt
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,547,453,731
   Repurchase Agreement                                                     436,673,000
   Cash                                                                             526
   Cash denominated in foreign currencies**                                   1,954,463
   Collateral for securities on loan                                        147,141,944
   Receivable for investments sold                                            3,497,812
   Receivable for Trust shares sold                                           1,612,205
   Dividends receivable                                                       1,365,345
   Interest receivable                                                           41,241
                                                                         --------------
     Total assets                                                         2,139,740,267
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   29,158,295
     Trust shares redeemed                                                    1,078,206
     Distribution and services fees--Class B                                    186,291
     Collateral for securities on loan                                      147,141,944
     Investment advisory fee payable (Note 3)                                 1,176,207
     Administration fee payable                                                  20,673
     Custodian and accounting fees payable                                       77,061
   Accrued expenses                                                             152,805
                                                                         --------------
     Total liabilities                                                      178,991,482
                                                                         --------------
NET ASSETS                                                               $1,960,748,785
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,635,150,841
   Accumulated net realized gain                                             47,367,086
   Unrealized appreciation on investments and foreign currency              269,000,465
   Undistributed net investment income                                        9,230,393
                                                                         --------------
     Total                                                               $1,960,748,785
                                                                         ==============
NET ASSETS
   Class A                                                               $1,071,492,979
                                                                         ==============
   Class B                                                                  889,255,806
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   61,856,711
                                                                         ==============
   Class B                                                                   51,498,028
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        17.32
                                                                         ==============
   Class B                                                                        17.27
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $1,278,475,735
**Cost of cash denominated in foreign currencies                              1,937,659

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  8,210,268
   Interest (2)                                                              7,870,908
                                                                          ------------
       Total investment income                                              16,081,176
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          5,985,025
   Administration fees                                                          58,302
   Custody and accounting fees                                                  57,218
   Distribution fee - Class B                                                  850,287
   Transfer agent fees                                                           8,637
   Audit                                                                        12,048
   Legal                                                                         5,075
   Trustee fees and expenses                                                     7,193
   Shareholder reporting                                                        68,350
   Insurance                                                                     9,891
   Other                                                                         2,259
                                                                          ------------
       Total expenses                                                        7,064,285
                                                                          ------------
   Net investment income                                                     9,016,891
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain on:
       Investments                                                          47,167,380
       Foreign currency                                                        108,508
                                                                          ------------
   Net realized gain on investments and foreign currency                    47,275,888
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                          47,008,757
       Foreign currency                                                         22,054
                                                                          ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             47,030,811
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                     94,306,699
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $103,323,590
                                                                          ============

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $    465,596
(2)Interest income includes securities lending income of:                    1,501,225

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    9,016,891  $   17,421,195
   Net realized gain on investments and foreign currency                     47,275,888      98,576,523
   Net change in unrealized appreciation on investments and foreign
       currency                                                              47,030,811      25,492,748
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     103,323,590     141,490,466
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (11,546,013)     (3,530,186)
     Class B                                                                 (5,580,332)     (2,105,383)
   From net realized gains
     Class A                                                                (62,023,727)    (36,415,883)
     Class B                                                                (36,653,035)    (31,848,347)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (115,803,107)    (73,899,799)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                140,207,173     361,866,880
     Class B                                                                358,487,743     129,308,180
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 73,569,740      39,946,069
     Class B                                                                 42,233,367      33,953,730
   Cost of shares repurchased
     Class A                                                                (16,947,091)    (36,991,631)
     Class B                                                                (81,726,596)    (57,520,977)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               515,824,336     470,562,251
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                503,344,819     538,152,918
   Net assets at beginning of period                                      1,457,403,966     919,251,048
                                                                         --------------  --------------
   Net assets at end of period                                           $1,960,748,785  $1,457,403,966
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $    9,230,393  $   17,339,847
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR
THE YEAR OR PERIOD ENDED:

THIRD AVENUE SMALL CAP VALUE                                   CLASS A
PORTFOLIO                      -------------------------------------------------------------------
                               FOR THE PERIOD
                                   ENDED                  FOR THE YEARS ENDED DECEMBER 31,
                               JUNE 30, 2007   ---------------------------------------------------
                                (UNAUDITED)       2006       2005       2004       2003      2002(B)
                               --------------  ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF
PERIOD........................    $  17.48     $16.61     $14.38     $11.62     $ 8.29     $ 10.00
                                  --------     ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income.........        0.10 (a)   0.27 (a)   0.14 (a)   0.16 (a)   0.05 (a)    0.04 (a)
Net Realized/Unrealized Gain
  (Loss) on Investments.......        1.10       1.89       2.13       2.96       3.39       (1.72)
                                  --------     ------     ------     ------     ------     -------
Total from Investment
  Operations..................        1.20       2.16       2.27       3.12       3.44       (1.68)
                                  --------     ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................       (0.21)     (0.11)        --      (0.08)     (0.04)      (0.02)
Distributions from Net
  Realized Capital Gains......       (1.15)     (1.18)     (0.04)     (0.28)     (0.07)      (0.01)
                                  --------     ------     ------     ------     ------     -------
Total Distributions...........       (1.36)     (1.29)     (0.04)     (0.36)     (0.11)      (0.03)
                                  --------     ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD    $  17.32     $17.48     $16.61     $14.38     $11.62     $  8.29
                                  ========     ======     ======     ======     ======     =======
TOTAL RETURN..................        6.90%     13.38%     15.82%     26.81%     41.52%     (16.78)%
Ratio of Expenses to Average
  Net Assets**................        0.76%*     0.80%      0.81%      0.87%      0.93%       0.95 %*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...        0.76%*     0.80%      0.81%       N/A       0.92%(c)    2.07 %*
Ratio of Net Investment
  Income to Average Net Assets        1.19%*     1.64%      0.94%      1.12%      0.54%       0.75 %*
Portfolio Turnover Rate.......        30.4%      12.1%      19.6%      11.3%      14.6%        8.0 %
Net Assets, End of Period (in
  millions)...................    $1,071.5     $883.6     $476.8     $206.3     $  6.2     $   4.2


                                                              CLASS B
                               ------------------------------------------------------------------
                               FOR THE PERIOD
                                   ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                               JUNE 30, 2007  ---------------------------------------------------
                                (UNAUDITED)      2006       2005       2004       2003      2002(B)
                               -------------- ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF
PERIOD........................     $17.41     $16.55     $14.37     $11.61     $ 8.28     $ 10.00
                                   ------     ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income.........       0.08 (a)   0.21 (a)   0.10 (a)   0.06 (a)   0.05 (a)    0.04 (a)
Net Realized/Unrealized Gain
  (Loss) on Investments.......       1.10       1.91       2.12       3.02       3.38       (1.73)
                                   ------     ------     ------     ------     ------     -------
Total from Investment
  Operations..................       1.18       2.12       2.22       3.08       3.43       (1.69)
                                   ------     ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................      (0.17)     (0.08)        --      (0.04)     (0.03)      (0.02)
Distributions from Net
  Realized Capital Gains......      (1.15)     (1.18)     (0.04)     (0.28)     (0.07)      (0.01)
                                   ------     ------     ------     ------     ------     -------
Total Distributions...........      (1.32)     (1.26)     (0.04)     (0.32)     (0.10)      (0.03)
                                   ------     ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD     $17.27     $17.41     $16.55     $14.37     $11.61     $  8.28
                                   ======     ======     ======     ======     ======     =======
TOTAL RETURN..................       6.81%     13.13%     15.48%     26.50%     41.41%     (16.90)%
Ratio of Expenses to Average
  Net Assets**................       1.01%*     1.05%      1.05%      1.07%      1.18%       1.20 %*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...       1.01%*     1.05%      1.05%       N/A       1.13%(c)    1.69 %*
Ratio of Net Investment
  Income to Average Net Assets       0.98%*     1.28%      0.64%      0.46%      0.49%       0.80 %*
Portfolio Turnover Rate.......       30.4%      12.1%      19.6%      11.3%      14.6%        8.0 %
Net Assets, End of Period (in
  millions)...................     $889.3     $573.8     $442.4     $435.5     $307.9     $  33.4

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Third Avenue Small Cap Value Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Third Avenue Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                                 June 30, 2007     % per annum Average Daily Assets
---------                              -------------------- ----------- --------------------

Third Avenue Small Cap Value Portfolio      $5,985,025         0.75%    First $1 Billion

                                                               0.70%    Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Third Avenue Small Cap Value Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

       Portfolio                              Affiliate        Commission
       ---------                              ---------        ----------

       Third Avenue Small Cap Value Portfolio M.J. Whitman LLC  $785,853

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                             Shares Issued
                                                                Through                Net Increase
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

Third Avenue Small Cap Value Portfolio

 Class A

 06/30/2007                            50,548,544  7,972,866   4,297,298     (961,997)  11,308,167  61,856,711
 12/31/2006                            28,710,205 21,597,205   2,373,504   (2,132,370)  21,838,339  50,548,544

 Class B

 06/30/2007                            32,950,376 20,769,126   2,474,128   (4,695,602)  18,547,652  51,498,028
 12/31/2006                            26,725,478  7,661,596   2,022,259   (3,458,957)   6,224,898  32,950,376

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Third Avenue Small Cap Value Portfolio       $--        $493,972,845        $--        $403,643,748

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Third Avenue Small Cap Value Portfolio $1,715,148,735 $297,998,801  $(29,020,805)  $268,977,996

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        Third Avenue Small Cap Value Portfolio $143,198,135 $147,141,944

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                         Ordinary Income    Long-Term Capital Gain         Total
                                       -------------------- ---------------------- ----------------------
                                          2006       2005      2006        2005       2006        2005
                                       ----------- -------- ----------- ---------- ----------- ----------

Third Avenue Small Cap Value Portfolio $10,727,388 $906,001 $63,172,411 $1,550,917 $73,899,799 $2,456,918

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
-                                      ------------- ------------- ------------ ------------------ ------------

Third Avenue Small Cap Value Portfolio  $21,728,438   $94,260,245  $222,089,853        $--         $338,078,536

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                Turner Mid-Cap
                               Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/07
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

In a reversal to a trend that has prevailed for most of the decade, the stock market favored growth stocks in the first six months of 2007; it was powered generally by the shares of companies with the greatest earnings power. The Turner Mid-Cap Growth Portfolio, which emphasizes growth stocks, performed well, up 13.86% for Class A, producing a solid gain that handily outperformed its benchmark, the Russell Midcap(R) Growth Index, which had a return of 10.97%.

PORTFOLIO REVIEW

Adding the most value to results for the six month period ending June 30, 2007 were financials, consumer-discretionary, and energy, a 44% weighting. In financials, overweighted positions in IntercontinentalExchange Inc. and Affiliated Managers Group Inc. contributed to performance. In the consumer discretionary sector, aQuantive Inc. and Guess? Inc. were strong performers. National Oilwell Varco and First Solar Inc. had strong absolute and relative returns in the energy sector. Overall, seven of the Portfolio's ten sector positions beat their corresponding index sectors.

Subpar returns in the technology and healthcare sectors impaired results the most. In technology, Isilon Systems Inc., Akamai Technologies and NVIDIA Corp. were the biggest relative detractors. In healthcare, Sepracor, Inc., Medicis Pharmaceutical Corp., and Psychiatric Solutions, Inc. were impediments.

In managing the Portfolio, our focus remains on owning stocks that we think have superior earnings prospects. We currently favor shares of companies in the Internet, gaming, luxury-retailing, investment-exchange, oilfield services, oil and gas production, biotechnology, semiconductor, and telecommunications industries.

OUTLOOK

We continue to anticipate that 2007 will prove a year in which price/earnings ratios expand--a circumstance that typically bodes well for growth stocks. We think any multiple expansion (which would be the first since 2003) could help to offset the decelerating rate of corporate earnings growth. So, although we think the stock market should be higher at the end of the year than it is now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of the gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. But we don't assign a high probability to any of those risks. In managing the Portfolio, our focus remains always on owning stocks that we think have superior earnings prospects.

TEAM MANAGED

THE PORTFOLIO'S SUBADVISOR IS TURNER INVESTMENT PARTNERS, INC. THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT PROFESSIONALS WHO COLLABORATE TO DEVELOP AND IMPLEMENT THE PORTFOLIOS' INVESTMENT STRATEGY. THE LEAD MANAGER ON THE TEAM HAS AUTHORITY OVER ALL ASPECTS OF THE PORTFOLIO'S INVESTMENT PORTFOLIO'S, INCLUDING BUT NOT LIMITED TO, PURCHASES AND SALES OF INDIVIDUAL SECURITIES, PORTFOLIO CONSTRUCTION TECHNIQUES, PORTFOLIO RISK ASSESSMENT AND THE MANAGEMENT OF DAILY CASH FLOWS IN ACCORDANCE WITH PORTFOLIO HOLDINGS.

THE PORTFOLIO MANAGERS ARE CHRISTOPHER K. MCHUGH (LEAD MANAGER), TARA R. HEDLUND, CFA, CPA AND JASON D. SCHROTBERGER, CFA. MR. MCHUGH HAS MANAGED THE PORTFOLIO SINCE INCEPTION. MS. HEDLUND AND MR. SCHROTBERGER JOINED THE PORTFOLIO IN 2006. MR. MCHUGH BEGAN HIS INVESTMENT CAREER IN 1986 AND JOINED THE SUBADVISOR WHEN IT WAS FOUNDED IN 1990. MR. MCHUGH IS A PRINCIPAL AT TURNER. MS. HEDLUND BEGAN HER INVESTMENT CAREER IN 1995 AND JOINED TURNER IN 2000 AFTER SERVING AS AN AUDIT ENGAGEMENT SENIOR AT ARTHUR ANDERSON LLP. MR. SCHROTBERGER STARTED HIS INVESTMENT CAREER IN 1994 AND JOINED TURNER IN 2001 FROM BLACKROCK FINANCIAL MANAGEMENT WHERE HE SERVED AS AN INVESTMENT ANALYST.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      NII Holdings, Inc.          2.66%
                      ------------------------------------
                      Precision Castparts Corp.   1.94%
                      ------------------------------------
                      F5 Networks, Inc.           1.94%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   1.84%
                      ------------------------------------
                      VeriSign, Inc.              1.73%
                      ------------------------------------
                      KLA-Tencor Corp.            1.66%
                      ------------------------------------
                      Owens-Illinois, Inc.        1.64%
                      ------------------------------------
                      Shire Plc (ADR)             1.56%
                      ------------------------------------
                      Coach, Inc.                 1.55%
                      ------------------------------------
                      Fiserv, Inc.                1.46%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07
 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/07
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
    TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                     [CHART]

                  Turner Mid-Cap         Russell Midcap(R)
                 Growth Portfolio         Growth Index/1/
                 ----------------        ---------------
 4/30/2004            $10,000                $10,000
12/31/2004             11,230                 11,336
12/31/2005             12,535                 12,706
12/31/2006             13,324                 14,062
 6/30/2007             15,171                 15,604



    ---------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/07)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A       16.23% 13.37%      14.06%
          Class B            15.80% 13.09%      13.79%
    ---------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                 19.73% 14.48%      15.08%
    ---------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,138.60       $4.24
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,136.10       $5.51
  Hypothetical (5% return before expenses)     1,000.00      1,019.64        5.21
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.04% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 98.3%
          AUTO COMPONENTS - 1.3%
          Goodyear Tire & Rubber Co. (The)*..... 151,720 $   5,273,787
                                                         -------------
          BANKS - 1.2%
          Northern Trust Corp...................  70,240     4,512,218
          Synovus Financial Corp................  15,770       484,139
                                                         -------------
                                                             4,996,357
                                                         -------------
          BEVERAGES - 0.7%
          Hansen Natural Corp.*(a)..............  68,740     2,954,445
                                                         -------------
          BIOTECHNOLOGY - 0.8%
          Alexion Pharmaceuticals, Inc.*(a).....  69,510     3,132,121
                                                         -------------
          CHEMICALS - 0.8%
          Celanese Corp.........................  82,210     3,188,104
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.2%
          Quanta Services, Inc.*(a).............  93,740     2,875,006
          VistaPrint, Ltd.*(a)..................  54,520     2,085,390
                                                         -------------
                                                             4,960,396
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
          Atheros Communications, Inc.*(a)...... 149,270     4,603,487
          Polycom, Inc.*........................  79,650     2,676,240
          Sonus Networks, Inc.*(a).............. 256,470     2,185,124
                                                         -------------
                                                             9,464,851
                                                         -------------
          CONSTRUCTION & ENGINEERING - 0.2%
          Shaw Group, Inc. (The)*...............  20,680       943,830
                                                         -------------
          CONTAINERS & PACKAGING - 2.3%
          Jarden Corp.*.........................  63,730     2,741,027
          Owens-Illinois, Inc.*................. 190,050     6,651,750
                                                         -------------
                                                             9,392,777
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 1.1%
          Baldor Electric Co.(a)................  90,850     4,477,088
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
          General Cable Corp.*(a)...............  34,980     2,649,735
          Riverbed Technology, Inc.*............  49,360     2,162,955
          Thermo Fisher Scientific, Inc.*.......  74,800     3,868,656
                                                         -------------
                                                             8,681,346
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 3.1%
          Cameron International Corp.*..........  70,650     5,049,355
          Diamond Offshore Drilling, Inc.(a)....  19,480     1,978,389
          National-Oilwell Varco, Inc.*.........  52,540     5,476,770
                                                         -------------
                                                            12,504,514
                                                         -------------
          FINANCIAL - DIVERSIFIED - 8.3%
          Affiliated Managers Group, Inc.*(a)...  41,615     5,358,347
          Greenhill & Co., Inc.(a)..............  64,410     4,425,611
          IntercontinentalExchange, Inc.*.......  39,220     5,798,677
          Lazard, Ltd. - Class A(a).............  36,350     1,636,841
          Nymex Holdings, Inc.(a)...............  39,466     4,958,114
          T. Rowe Price Group, Inc.............. 144,160     7,480,462
          TD Ameritrade Holding Corp.*(a)....... 201,274     4,025,480
                                                         -------------
                                                            33,683,532
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       FOOD PRODUCTS - 1.0%
       Wm. Wrigley Jr. Co.(a).....................  74,610 $   4,126,679
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
       C.R. Bard, Inc.............................  23,800     1,966,594
       DENTSPLY International, Inc................  56,929     2,178,104
       Hologic, Inc.*.............................  34,920     1,931,425
       Intuitive Surgical, Inc.*(a)...............  15,730     2,182,852
       Kyphon, Inc.*(a)...........................  55,410     2,667,991
       St. Jude Medical, Inc.*.................... 121,890     5,057,216
                                                           -------------
                                                              15,984,182
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 3.9%
       Express Scripts, Inc.*.....................  59,600     2,980,596
       Health Net, Inc.*..........................  32,140     1,696,992
       Henry Schein, Inc.*........................  51,680     2,761,262
       Manor Care, Inc............................  50,420     3,291,922
       Psychiatric Solutions, Inc.*(a)............  54,982     1,993,647
       Universal Health Services, Inc. - Class B..  48,540     2,985,210
                                                           -------------
                                                              15,709,629
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 5.4%
       Hilton Hotels Corp......................... 152,090     5,090,452
       International Game Technology.............. 135,360     5,373,792
       Starwood Hotels & Resorts Worldwide, Inc...  46,900     3,145,583
       WMS Industries, Inc.*(a)................... 139,335     4,021,208
       Wynn Resorts, Ltd.(a)......................  46,890     4,205,564
                                                           -------------
                                                              21,836,599
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 1.5%
       Harsco Corp................................  83,820     4,358,640
       Sterlite Industries (India), Ltd. (ADR)*(a) 117,220     1,719,617
                                                           -------------
                                                               6,078,257
                                                           -------------
       INDUSTRIAL CONGLOMERATES - 1.1%
       Roper Industries, Inc.(a)..................  80,180     4,578,278
                                                           -------------
       INTERNET & CATALOG RETAIL - 0.7%
       Expedia, Inc.*(a)..........................  93,300     2,732,757
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 6.4%
       Akamai Technologies, Inc.*(a).............. 114,650     5,576,576
       Cogent Communications Group, Inc.*.........  81,754     2,441,992
       F5 Networks, Inc.*.........................  97,808     7,883,325
       Juniper Networks, Inc.*.................... 182,820     4,601,579
       Monster Worldwide, Inc.*...................  66,200     2,720,820
       SINA Corp.*................................  68,510     2,867,829
                                                           -------------
                                                              26,092,121
                                                           -------------
       IT CONSULTING & SERVICES - 1.5%
       Fiserv, Inc.*.............................. 104,176     5,917,197
                                                           -------------
       MACHINERY - 0.5%
       Oshkosh Truck Corp.........................  31,780     1,999,598
                                                           -------------
       MANUFACTURING - 1.1%
       AMETEK, Inc................................ 106,990     4,245,363
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - 1.3%
       Bigband Networks, Inc.*(a).................  58,460 $     766,411
       Focus Media Holding, Ltd.*(a)..............  87,124     4,399,762
                                                           -------------
                                                               5,166,173
                                                           -------------
       METALS & MINING - 3.3%
       Allegheny Technologies, Inc.(a)............  31,040     3,255,475
       Arch Coal, Inc.(a).........................  61,810     2,150,988
       Precision Castparts Corp...................  65,040     7,893,255
                                                           -------------
                                                              13,299,718
                                                           -------------
       OIL & GAS - 4.8%
       Frontier Oil Corp..........................  56,010     2,451,558
       Quicksilver Resources, Inc.*(a)............  81,640     3,639,511
       Range Resources Corp....................... 135,535     5,070,364
       Southwestern Energy Co.*...................  68,710     3,057,595
       Williams Cos., Inc. (The).................. 166,670     5,270,106
                                                           -------------
                                                              19,489,134
                                                           -------------
       PERSONAL PRODUCTS - 1.1%
       Avon Products, Inc......................... 115,590     4,247,932
                                                           -------------
       PHARMACEUTICALS - 2.2%
       Allergan, Inc..............................  47,460     2,735,594
       Shire Plc (ADR)(a).........................  85,300     6,323,289
                                                           -------------
                                                               9,058,883
                                                           -------------
       REAL ESTATE - 2.2%
       CB Richard Ellis Group, Inc. - Class A *(a) 102,980     3,758,770
       Corrections Corporation of America*........  47,880     3,021,707
       Digital Realty Trust, Inc. (REIT)..........  54,750     2,062,980
                                                           -------------
                                                               8,843,457
                                                           -------------
       RETAIL - SPECIALTY - 3.3%
       Bare Escentuals, Inc.*(a)..................  75,307     2,571,734
       GameStop Corp., - Class A*................. 136,630     5,342,233
       O' Reilly Automotive, Inc.*................  80,020     2,924,731
       Urban Outfitters, Inc.*....................  97,650     2,346,530
                                                           -------------
                                                              13,185,228
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.6%
       Altera Corp.(a)............................ 202,040     4,471,145
       First Solar, Inc.*(a)......................  43,950     3,924,295
       Intersil Corp. - Class A................... 156,100     4,910,906
       KLA-Tencor Corp.(a)........................ 122,420     6,726,979
       Maxim Integrated Products, Inc............. 175,470     5,862,453
       NVIDIA Corp.*.............................. 138,125     5,705,944
       ON Semiconductor Corp.*(a)................. 241,830     2,592,418
       Varian Semiconductor Equipment
         Associates, Inc.*(a)..................... 121,410     4,863,684
                                                           -------------
                                                              39,057,824
                                                           -------------
       SOFTWARE - 3.9%
       Salesforce.com, Inc.*(a)...................  91,570     3,924,690
       VeriFone Holdings, Inc.*(a)................ 142,220     5,013,255
       VeriSign, Inc.*............................ 221,220     7,019,311
                                                           -------------
                                                              15,957,256
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
     SAVVIS, Inc.*..............................      59,330 $   2,937,428
                                                             -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 7.0%
     American Tower Corp. - Class A*(a).........     113,060     4,748,520
     Crown Castle International Corp.*(a).......      80,010     2,901,963
     Leap Wireless International, Inc.*.........      59,970     5,067,465
     MetroPCS Communications, Inc.*.............      60,350     1,993,964
     Millicom International Cellular S.A.*......      32,720     2,998,461
     NII Holdings, Inc.*........................     133,960    10,815,930
                                                             -------------
                                                                28,526,303
                                                             -------------
     TEXTILES, APPAREL & LUXURY GOODS - 5.2%
     Coach, Inc.*...............................     133,010     6,303,344
     Guess?, Inc.(a)............................     112,850     5,421,314
     Polo Ralph Lauren Corp.(a).................      58,370     5,726,681
     Under Armour, Inc. - Class A*(a)...........      82,540     3,767,951
                                                             -------------
                                                                21,219,290
                                                             -------------
     TRANSPORTATION - 1.3%
     C.H. Robinson Worldwide, Inc.(a)...........      98,440     5,170,069
                                                             -------------

     Total Common Stocks
     (Cost $334,100,467)                                       399,112,503
                                                             -------------
     SHORT-TERM INVESTMENT - 5.4%
     State Street Bank & Trust Co.,
       Repurchase Agreement
       dated 06/29/07 at 3.40% to be
       repurchased at $21,830,183
       on 07/02/07 collateralized by
       $23,970,000 FHLMC at 5.300% due
       05/12/20 with a value of $22,262,138.
       (Cost - $21,824,000)..................... $21,824,000    21,824,000
                                                             -------------

     TOTAL INVESTMENTS - 103.7%
     (Cost $355,924,467)                                       420,936,503

     Other Assets and Liabilities (net) - (3.7)%               (14,942,821)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 405,993,682
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $96,701,693 and the collateral received consisted of cash in the amount of $98,865,700.

ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

TURNER MID-CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $399,112,503
   Repurchase Agreement                                                    21,824,000
   Cash                                                                           872
   Collateral for securities on loan                                       98,865,700
   Receivable for investments sold                                          4,972,332
   Receivable for Trust shares sold                                           377,472
   Dividends receivable                                                       105,320
   Interest receivable                                                          2,061
                                                                         ------------
     Total assets                                                         525,260,260
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 19,941,439
     Trust shares redeemed                                                     74,282
     Distribution and services fees - Class B                                  15,251
     Collateral for securities on loan                                     98,865,700
     Investment advisory fee payable (Note 3)                                 255,971
     Administration fee payable                                                 4,660
     Custodian and accounting fees payable                                     70,997
   Accrued expenses                                                            38,278
                                                                         ------------
     Total liabilities                                                    119,266,578
                                                                         ------------
NET ASSETS                                                               $405,993,682
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $320,792,263
   Accumulated net realized gain                                           20,845,803
   Unrealized appreciation on investments                                  65,012,036
   Accumulated net investment loss                                           (656,420)
                                                                         ------------
     Total                                                               $405,993,682
                                                                         ============
NET ASSETS
   Class A                                                               $332,363,773
                                                                         ============
   Class B                                                                 73,629,909
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 23,713,910
                                                                         ============
   Class B                                                                  5,291,654
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.02
                                                                         ============
   Class B                                                                      13.91
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $334,100,467

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

TURNER MID-CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $   646,646
   Interest (1)                                                               240,336
                                                                          -----------
       Total investment income                                                886,982
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         1,429,539
   Administration fees                                                         14,521
   Custody and accounting fees                                                 17,675
   Distribution fee - Class B                                                  87,700
   Transfer agent fees                                                          6,709
   Audit                                                                       12,047
   Legal                                                                        7,457
   Trustee fees and expenses                                                    4,915
   Shareholder reporting                                                       10,596
   Insurance                                                                    2,296
   Other                                                                        1,649
                                                                          -----------
       Total expenses                                                       1,595,104
       Less broker commission recapture                                       (52,635)
                                                                          -----------
   Net expenses                                                             1,542,469
                                                                          -----------
   Net investment loss                                                       (655,487)
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                         21,281,798
                                                                          -----------
   Net realized gain on investments                                        21,281,798
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         27,305,160
                                                                          -----------
   Net change in unrealized appreciation on investments                    27,305,160
                                                                          -----------
   Net realized and change in unrealized gain on investments               48,586,958
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $47,931,471
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $    65,086

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

TURNER MID-CAP GROWTH PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $   (655,487) $    (87,814)
   Net realized gain on investments                                        21,281,798    12,568,229
   Net change in unrealized appreciation on investments                    27,305,160     4,165,896
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    47,931,471    16,646,311
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                              (10,493,795)   (2,235,951)
     Class B                                                               (2,427,402)     (806,556)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (12,921,197)   (3,042,507)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               40,220,604   108,813,289
     Class B                                                                5,136,509    18,855,026
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               10,493,795     2,235,951
     Class B                                                                2,427,402       806,556
   Cost of shares repurchased
     Class A                                                              (21,521,017)  (16,127,638)
     Class B                                                               (9,557,516)   (9,960,363)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              27,199,777   104,622,821
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               62,210,051   118,226,625
   Net assets at beginning of period                                      343,783,631   225,557,006
                                                                         ------------  ------------
   Net assets at end of period                                           $405,993,682  $343,783,631
                                                                         ============  ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $   (656,420) $       (933)
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                CLASS A
TURNER MID-CAP GROWTH PORTFOLIO                                             --------------------------------------------
                                                                            FOR THE PERIOD        FOR THE YEARS ENDED
                                                                                ENDED                DECEMBER 31,
                                                                            JUNE 30, 2007  -----------------------------
                                                                             (UNAUDITED)      2006        2005     2004(B)
                                                                            -------------- ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................     $12.75     $12.13      $11.23     $10.00
                                                                                ------     ------      ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...............................................      (0.02)(a)   0.00 +(a)  (0.04)(a)  (0.03)(a)
Net Realized/Unrealized Gain on Investments................................       1.76       0.77        1.35       1.26
                                                                                ------     ------      ------     ------
Total from Investment Operations...........................................       1.74       0.77        1.31       1.23
                                                                                ------     ------      ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................         --         --          --         --
Distributions from Net Realized Capital Gains..............................      (0.47)     (0.15)      (0.41)        --
                                                                                ------     ------      ------     ------
Total Distributions........................................................      (0.47)     (0.15)      (0.41)        --
                                                                                ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD.............................................     $14.02     $12.75      $12.13     $11.23
                                                                                ======     ======      ======     ======
TOTAL RETURN                                                                     13.86 %     6.30%      11.61 %    12.30 %
Ratio of Expenses to Average Net Assets....................................       0.80 %*    0.87%       0.85 %     0.91 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...       0.82 %*    0.92%       0.85 %     0.91 %*
Ratio of Net Investment Income (Loss) to Average Net Assets................      (0.31)%*    0.03%      (0.30)%    (0.42)%*
Portfolio Turnover Rate....................................................       64.8 %    153.0%      156.4 %    101.7 %
Net Assets, End of Period (in millions)....................................     $332.4     $274.8      $168.7     $ 76.5


                                                                                                CLASS B
                                                                            -------------------------------------------
                                                                            FOR THE PERIOD       FOR THE YEARS ENDED
                                                                                ENDED                DECEMBER 31,
                                                                            JUNE 30, 2007  ----------------------------
                                                                             (UNAUDITED)      2006       2005     2004(B)
                                                                            -------------- ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................     $12.68     $12.09     $11.22     $10.00
                                                                                ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss........................................................      (0.04)(a)  (0.03)(a)  (0.07)(a)  (0.05)(a)
Net Realized/Unrealized Gain on Investments................................       1.74       0.77       1.35       1.27
                                                                                ------     ------     ------     ------
Total from Investment Operations...........................................       1.70       0.74       1.28       1.22
                                                                                ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................         --         --         --         --
Distributions from Net Realized Capital Gains..............................      (0.47)     (0.15)     (0.41)        --
                                                                                ------     ------     ------     ------
Total Distributions........................................................      (0.47)     (0.15)     (0.41)        --
                                                                                ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.............................................     $13.91     $12.68     $12.09     $11.22
                                                                                ======     ======     ======     ======
TOTAL RETURN...............................................................      13.61 %     6.07 %    11.36 %    12.20 %
Ratio of Expenses to Average Net Assets....................................       1.04 %*    1.12 %     1.10 %     1.10 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...       1.07 %*    1.17 %     1.10 %     1.10 %*
Ratio of Net Investment Loss to Average Net Assets.........................      (0.56)%*   (0.22)%    (0.58)%    (0.72)%*
Portfolio Turnover Rate....................................................       64.8 %    153.0 %    156.4 %    101.7 %
Net Assets, End of Period (in millions)....................................     $ 73.6     $ 69.0     $ 56.9     $ 79.7

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Turner Mid-Cap Growth Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Turner Investment Partners, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                  Management Fees
                                 earned by Manager
                                for the period ended
Portfolio                          June 30, 2007     % per annum Average Daily Assets
---------                       -------------------- ----------- --------------------

Turner Mid-Cap Growth Portfolio      $1,429,539         0.80%    First $300 Million

                                                        0.70%    Over $300 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                             Maximum Expense Ratio
                                             under current Expense
                                             Limitation Agreement
                                            ---------------------
            Portfolio                       Class A Class B Class E
            ---------                       ------- ------- -------

            Turner Mid-Cap Growth Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                     Shares Issued             Net Increase
                                                        Through                 (Decrease)
                                Beginning   Shares     Dividend      Shares     in Shares     Ending
                                 Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                               ---------- --------- ------------- ----------- ------------ ----------
Turner Mid-Cap Growth Portfolio

 Class A

 06/30/2007                     21,548,182 2,975,393    786,641    (1,596,306)  2,165,728   23,713,910
 12/31/2006                     13,905,074 8,703,853    163,926    (1,224,671)  7,643,108   21,548,182

 Class B

 06/30/2007                      5,440,992   382,969    183,200      (715,507)   (149,338)   5,291,654
 12/31/2006                      4,704,761 1,482,867     59,393      (806,029)    736,231    5,440,992

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                          Purchases                        Sales
                                ------------------------------ ------------------------------
                                U.S. Government Non-Government U.S. Government Non-Government
                                --------------- -------------- --------------- --------------

Turner Mid-Cap Growth Portfolio       $--        $255,721,064        $--        $233,453,626

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio was as follows:

                                  Federal       Gross         Gross
                                 Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                           Cost     Appreciation (Depreciation)  Appreciation
---------                       ------------ ------------ -------------- --------------

Turner Mid-Cap Growth Portfolio $355,924,467 $67,783,433   $(2,771,397)   $65,012,036

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                             Value of    Value of
                                            Securities  Collateral
                                            ----------- -----------

            Turner Mid-Cap Growth Portfolio $96,701,693 $98,865,700

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                  Ordinary Income   Long-Term Capital Gain         Total
                                ------------------- ---------------------  ---------------------
                                  2006      2005       2006        2005       2006       2005
                                -------- ---------- ----------  ---------- ---------- ----------

Turner Mid-Cap Growth Portfolio $120,405 $1,969,639 $2,922,103  $5,347,971 $3,042,508 $7,317,610

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                Undistributed Undistributed     Net
                                  Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                   Income         Gain      Appreciation   and Deferrals       Total
                                ------------- ------------- ------------ ------------------ -----------

Turner Mid-Cap Growth Portfolio      $--       $12,770,607  $37,421,469         $--         $50,192,076

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  Van Kampen
                              Comstock Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET CONDITIONS

Although stocks generally rose over the six months ended June 30, 2007, increased volatility tempered the market's gains. Weighing heavily on the market were concerns about rising inflation and interest rates, which would likely dampen consumer spending, corporate profits and the boom in corporate buyouts--some of the chief factors driving the markets in the past few years. Moreover, a higher interest rate environment would make bonds appear more attractive than stocks, which would lead investors to rotate out of the stock market. The weakening U.S. housing market was another source of heightened anxieties. Lower home values are expected to remove a significant source of consumer borrowing, home equity, which would trigger a slump in consumer spending. Furthermore, several hedge funds invested in securities related to subprime mortgages (loans made to less creditworthy consumers) were nearing collapse at the end of the reporting period. Despite these overhangs, other more positive news continued to bolster stock investors' enthusiasm. Wage growth and steady employment trends helped support consumer spending, fueling a slight uptick in economic growth from the first quarter to the second quarter of 2007. Corporate earnings reported for the first quarter were reasonably strong. But, given the recently more turbulent environment, investors tempered their expectations for second quarter earnings, which were made available after the close of this reporting period.

PERFORMANCE ANALYSIS

For the six-month period ended June 30, 2007, the Portfolio's Class A shares returned 6.11 percent and class B shares returned 6.02 percent. In comparison, the Portfolio's benchmark, the S&P 500(R) Index, returned 6.96 percent for the same period.

The Portfolio's underperformance relative to the S&P 500(R) Index was primarily driven by the Portfolio's lack of exposure to energy stocks. By our measures, these stocks are overpriced relative to our assessment of fair value. Our stock selection in the financials sector was also a detractor from relative performance, as the Portfolio's diversified financial holdings did not perform as well as those represented in the S&P 500(R) Index.

However, the Portfolio performed well relative to the S&P 500(R) Index in other areas. The Portfolio's holdings in the health care sector, which are almost entirely pharmaceutical stocks, were a source of strength for relative returns. The pharmaceutical industry began to see a turnaround after waning investor sentiment kept pharmaceutical companies' stock prices depressed for the past several years. In the consumer staples sector, the Portfolio held a food company and a diversified consumer goods company that contributed positively to relative performance.

MANAGEMENT STRATEGY

Investors have continued to favor cyclical stocks (those stocks whose performance is highly correlated to the economic cycle)--and in particular, energy stocks--for what seems like a protracted period. However, the expensive valuations in these areas of the market indicate to us that investors have continued to overlook the considerable downside of these stocks in a decelerating economic environment. Rather than chase such short-term, unsustainable performance, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. As a result, all sector weights are built from the bottom up, driven by the valuation opportunities presented by individual companies and not by economic or market forecasts. On that basis, the Portfolio continued to have greater exposure to those companies whose earnings growth does not depend on the economic cycle, including notable weights in health care, consumer discretionary and consumer staples stocks. In contrast, the lack of compelling opportunities in cyclical stocks has resulted in the Portfolio's very modest exposure to the industrials sector and its zero weighting in energy stocks. Additionally, we recently trimmed selected telecommunication services holdings based on company-specific fundamental and valuation factors.

There is no guarantee that the sectors mentioned will continue to perform well or be held by the portfolio in the future.

Data as of 6/30/07 and is subject to change at any time. The commentary is provided for informational purposes only and should not be deemed a recommendation to buy or sell securities in the sectors mentioned above.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Citigroup, Inc.                4.06%
                    ---------------------------------------
                    Coca-Cola Co.                  3.13%
                    ---------------------------------------
                    Wyeth                          3.08%
                    ---------------------------------------
                    Bank of America Corp.          3.04%
                    ---------------------------------------
                    International Paper Co.        3.02%
                    ---------------------------------------
                    Comcast Corp. - Class A        3.01%
                    ---------------------------------------
                    Bristol-Myers Squibb Co.       2.94%
                    ---------------------------------------
                    Time Warner, Inc.              2.76%
                    ---------------------------------------
                    Verizon Communications, Inc.   2.75%
                    ---------------------------------------
                    Viacom, Inc. - Class A         2.62%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07
                                    [CHART]

Non-Cyclical                  33.8%
Financials                    26.6%
Communications                18.2%
Basic Materials                8.2%
Technology                     5.9%
Cyclical                       5.8%
Industrials                    1.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN) VS. S&P 500(R)
                  INDEX/1/ AND RUSSELL 1000(R) VALUE INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Van Kampen         S&P 500(R)       Russell 1000(R)
                Comstock Portfolio    Index/1/         Value Index/2/
                ------------------    ----------       ---------------
4/30/2005           $10,000            $10,000             $10,000
12/31/2005           10,593             10,929              10,891
12/31/2006           12,325             12,656              13,313
6/30/2007            13,078             13,537              14,143




    --------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 6/30/07)
    --------------------------------------------------------------
                                   1 Year    Since Inception/4/
    --------------------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A             18.95%          13.18%
          Class B                  18.68%          12.92%
    --------------------------------------------------------------
- - S&P 500(R) Index/1/            20.59%          15.00%
    --------------------------------------------------------------
--  Russell 1000(R) Value Index/2/ 21.87%          17.35%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A and Class B shares is 5/2/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,061.10       $3.07
  Hypothetical (5% return before expenses)     1,000.00      1,021.82        3.01
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,060.20       $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,020.63        4.21
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60% and 0.84% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 92.6%
       AIRLINES - 0.7%
       Southwest Airlines Co.(a)...............   800,400 $    11,933,964
                                                          ---------------
       BANKS - 9.8%
       Bank of America Corp.................... 1,128,400      55,167,476
       Bank of New York Co., Inc...............   642,800      26,637,632
       Barclays Plc (ADR)......................    46,800       2,610,972
       PNC Financial Services Group, Inc.......   170,100      12,175,758
       U.S. Bancorp............................   251,800       8,296,810
       Wachovia Corp...........................   909,200      46,596,500
       Wells Fargo & Co........................   730,800      25,702,236
                                                          ---------------
                                                              177,187,384
                                                          ---------------
       BEVERAGES - 3.8%
       Anheuser-Busch Cos., Inc.(a)............   252,900      13,191,264
       Coca-Cola Co............................ 1,085,500      56,782,505
                                                          ---------------
                                                               69,973,769
                                                          ---------------
       CHEMICALS - 2.9%
       E.I. du Pont de Nemours & Co............   781,500      39,731,460
       Rohm & Haas Co.(a)......................   227,800      12,456,104
                                                          ---------------
                                                               52,187,564
                                                          ---------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.3%
       Cisco Systems, Inc.*....................   167,000       4,650,950
                                                          ---------------
       COMPUTERS & PERIPHERALS - 2.9%
       Dell, Inc.*.............................   947,400      27,048,270
       Hewlett-Packard Co......................   196,200       8,754,444
       International Business Machines Corp.(a)   158,100      16,640,025
                                                          ---------------
                                                               52,442,739
                                                          ---------------
       FINANCIAL - DIVERSIFIED - 9.2%
       Bear Stearns Cos., Inc..................    45,200       6,328,000
       Citigroup, Inc.......................... 1,436,800      73,693,472
       Fannie Mae..............................   141,600       9,250,728
       Freddie Mac.............................   396,300      24,055,410
       JPMorgan Chase & Co.....................   527,000      25,533,150
       Merrill Lynch & Co., Inc................   264,700      22,123,626
       Western Union Co........................   301,800       6,286,494
                                                          ---------------
                                                              167,270,880
                                                          ---------------
       FOOD & DRUG RETAILING - 1.8%
       Kraft Foods, Inc. - Class A.............   920,910      32,462,078
                                                          ---------------
       FOOD PRODUCTS - 3.9%
       Cadbury Schweppes Plc (ADR)(a)..........   641,500      34,833,450
       Unilever NV............................. 1,143,500      35,471,370
                                                          ---------------
                                                               70,304,820
                                                          ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
       Boston Scientific Corp.*................   671,400      10,299,276
                                                          ---------------

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                  SHARES      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - 1.3%
     Cardinal Health, Inc.......................   347,600 $    24,554,464
                                                           ---------------
     HOUSEHOLD PRODUCTS - 2.1%
     Kimberly-Clark Corp........................   395,900      26,481,751
     Procter & Gamble Co. (The).................   190,300      11,644,457
                                                           ---------------
                                                                38,126,208
                                                           ---------------
     INDUSTRIAL - DIVERSIFIED - 1.4%
     General Electric Co........................   649,400      24,859,032
                                                           ---------------
     INSURANCE - 6.0%
     AFLAC, Inc.................................   214,000      10,999,600
     American International Group, Inc..........   268,500      18,803,055
     Berkshire Hathaway, Inc. - Class B*........     2,960      10,670,800
     Chubb Corp. (The)..........................   678,020      36,708,003
     Genworth Financial, Inc. - Class A.........   163,600       5,627,840
     Hartford Financial Services Group,
       Inc. (The)...............................    75,300       7,417,803
     MBIA, Inc..................................    16,900       1,051,518
     Torchmark Corp.............................   103,600       6,941,200
     Travelers Cos., Inc. (The).................   206,600      11,053,100
                                                           ---------------
                                                               109,272,919
                                                           ---------------
     INTERNET SOFTWARE & SERVICES - 0.0%
     McAfee, Inc*...............................     3,800         133,760
                                                           ---------------
     IT CONSULTING & SERVICES - 0.3%
     First Data Corp............................   179,200       5,854,464
                                                           ---------------
     MEDIA - 12.0%
     Clear Channel Communications, Inc.(a)......   203,599       7,700,114
     Comcast Corp. - Class A*................... 1,942,750      54,630,130
     Gannett Co., Inc...........................    97,400       5,352,130
     Liberty Media Holding Corp. - Class A*.....   150,935      17,762,031
     Liberty Media Holding Corp. - Interactive -
       Class A*.................................   851,675      19,017,903
     News Corp. - Class B(a)....................   705,900      16,193,346
     Time Warner, Inc........................... 2,382,102      50,119,426
     Viacom, Inc. - Class A*.................... 1,143,850      47,618,475
                                                           ---------------
                                                               218,393,555
                                                           ---------------
     METALS & MINING - 1.7%
     Alcoa, Inc.................................   753,900      30,555,567
                                                           ---------------
     PAPER & FOREST PRODUCTS - 3.0%
     International Paper Co.(a)................. 1,405,640      54,890,242
                                                           ---------------
     PHARMACEUTICALS - 16.0%
     Abbott Laboratories........................   496,500      26,587,575
     Bristol-Myers Squibb Co.................... 1,691,300      53,377,428

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

             ---------------------------------------------------------
             SECURITY                                      VALUE
             DESCRIPTION                     SHARES       (NOTE 2)
             ---------------------------------------------------------

             PHARMACEUTICALS - CONTINUED
             Eli Lilly & Co................   680,400  $    38,020,752
             GlaxoSmithKline Plc (ADR)(a)..   539,100       28,232,667
             Pfizer, Inc................... 1,193,700       30,522,909
             Roche Holding AG (ADR)........   183,500       16,294,800
             Sanofi-Aventis (ADR)..........   259,500       10,450,065
             Schering-Plough Corp.......... 1,046,600       31,858,504
             Wyeth.........................   974,900       55,900,766
                                                       ---------------
                                                           291,245,466
                                                       ---------------
             RETAIL - MULTILINE - 3.9%
             CVS Caremark Corp.............   685,500       24,986,475
             Wal-Mart Stores, Inc..........   935,600       45,011,716
                                                       ---------------
                                                            69,998,191
                                                       ---------------
             RETAIL - SPECIALTY - 0.8%
             Home Depot, Inc. (The)........   182,300        7,173,505
             Lowe's Cos., Inc..............   267,200        8,200,368
                                                       ---------------
                                                            15,373,873
                                                       ---------------
             SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
             ASML Holding N.V*(a)..........    45,800        1,257,210
             Intel Corp....................   562,400       13,362,624
             KLA-Tencor Corp.(a)...........    91,000        5,000,450
             Texas Instruments, Inc........   215,500        8,109,265
                                                       ---------------
                                                            27,729,549
                                                       ---------------
             SOFTWARE - 0.7%
             Microsoft Corp................   430,200       12,677,994
                                                       ---------------
             TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.6%
             AT&T, Inc.....................   642,800       26,676,200
             Sprint Nextel Corp.(a)........    37,900          784,909
             Telefonaktiebolaget LM
               Ericsson (ADR)..............   157,100        6,266,719
             Verizon Communications, Inc... 1,212,700       49,926,859
                                                       ---------------
                                                            83,654,687
                                                       ---------------

          ------------------------------------------------------------
          SECURITY                         SHARES/PAR      VALUE
          DESCRIPTION                        AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          TOBACCO - 1.4%
          Altria Group, Inc..............      362,200 $    25,404,708
                                                       ---------------
          Total Common Stocks
          (Cost $1,504,610,565)                          1,681,438,103
                                                       ---------------

          SHORT-TERM INVESTMENTS - 7.0%
          REPURCHASE AGREEMENT - 0.0%
          State Street Bank & Trust Co.,
            Repurchase Agreement
            dated 06/29/07 at 1.50% to be
            repurchased at $109,014
            on 07/02/07 collateralized by
            $115,000 FHLB 4.375% due
            09/17/10 with a value of
            $113,533..................... $    109,000         109,000
                                                       ---------------
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 7.0%
          Federal Home Loan Bank
            4.80%, due 07/02/07(b).......  127,200,000     127,166,080
                                                       ---------------
          Total Short-Term Investments
          (Cost $127,275,080)                              127,275,080
                                                       ---------------

          TOTAL INVESTMENTS - 99.6%
          (Cost $1,631,885,645)                          1,808,713,183

          Other Assets and Liabilities (net) - 0.4%          6,867,336
                                                       ---------------

          TOTAL NET ASSETS - 100.0%                    $ 1,815,580,519
                                                       ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $87,370,868 and the collateral received consisted of cash in the amount of $88,539,838 and securities in the amount of $805,375.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

VAN KAMPEN COMSTOCK PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $1,808,604,183
   Repurchase Agreement                                                         109,000
   Cash                                                                             708
   Collateral for securities on loan                                         89,345,213
   Receivable for investments sold                                            4,920,222
   Receivable for Trust shares sold                                           2,346,469
   Dividends receivable                                                       2,182,985
   Interest receivable                                                                5
                                                                         --------------
     Total assets                                                         1,907,508,785
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    1,401,004
     Trust shares redeemed                                                      168,809
     Distribution and services fees - Class B                                    33,764
     Collateral for securities on loan                                       89,345,213
     Investment advisory fee payable (Note 3)                                   859,191
     Administration fee payable                                                  18,801
     Custodian and accounting fees payable                                       82,362
   Accrued expenses                                                              19,122
                                                                         --------------
     Total liabilities                                                       91,928,266
                                                                         --------------
NET ASSETS                                                               $1,815,580,519
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,591,428,149
   Accumulated net realized gain                                             31,330,698
   Unrealized appreciation on investments                                   176,827,538
   Undistributed net investment income                                       15,994,134
                                                                         --------------
     Total                                                               $1,815,580,519
                                                                         ==============
NET ASSETS
   Class A                                                               $1,650,662,444
                                                                         ==============
   Class B                                                                  164,918,075
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  134,948,097
                                                                         ==============
   Class B                                                                   13,520,921
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.23
                                                                         ==============
   Class B                                                                        12.20
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $1,631,776,645


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

VAN KAMPEN COMSTOCK PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $17,431,056
   Interest (2)                                                             3,320,331
                                                                          -----------
       Total investment income                                             20,751,387
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         4,526,529
   Administration fees                                                         54,840
   Custody and accounting fees                                                 37,950
   Distribution fee - Class B                                                 189,463
   Transfer agent fees                                                          8,038
   Audit                                                                       12,038
   Legal                                                                        7,480
   Trustee fees and expenses                                                    9,212
   Shareholder reporting                                                       27,818
   Insurance                                                                    8,438
   Other                                                                        2,064
                                                                          -----------
       Total expenses                                                       4,883,870
       Less broker commission recapture                                      (126,617)
                                                                          -----------
   Net expenses                                                             4,757,253
                                                                          -----------
   Net investment income                                                   15,994,134
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
   Net realized gain on:
       Investments                                                         32,686,647
       Futures contracts                                                      178,180
                                                                          -----------
   Net realized gain on investments and futures contracts                  32,864,827
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         38,090,686
                                                                          -----------
   Net change in unrealized appreciation on investments                    38,090,686
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       futures contracts                                                   70,955,513
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $86,949,647
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $   205,417
(2)Interest income includes securities lending income of:                      77,598


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

VAN KAMPEN COMSTOCK PORTFOLIO
                                                                          Period Ended     Year Ended
                                                                          June 30, 2007   December 31,
                                                                           (Unaudited)        2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   15,994,134  $   23,246,245
   Net realized gain on investments and futures contracts                    32,864,827      30,138,929
   Net change in unrealized appreciation on investments                      38,090,686     123,430,916
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                      86,949,647     176,816,090
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (21,133,447)       (115,272)
     Class B                                                                 (2,112,889)             --
   From net realized gains
     Class A                                                                (28,253,784)    (12,670,822)
     Class B                                                                 (3,183,717)     (1,086,600)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (54,683,837)    (13,872,694)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                378,675,492     369,018,258
     Class B                                                                 28,848,747      83,035,683
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 49,387,231      12,786,094
     Class B                                                                  5,296,606       1,086,600
   Cost of shares repurchased
     Class A                                                                (16,300,663)   (198,585,356)
     Class B                                                                (18,011,870)    (14,069,551)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               427,895,543     253,271,728
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                460,161,353     416,215,124
   Net assets at beginning of period                                      1,355,419,166     939,204,042
                                                                         --------------  --------------
   Net assets at end of period                                           $1,815,580,519  $1,355,419,166
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   15,994,134  $   23,246,336
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                         CLASS A
VAN KAMPEN COMSTOCK PORTFOLIO                                            -----------------------------------
                                                                         FOR THE PERIOD    FOR THE YEARS ENDED
                                                                             ENDED            DECEMBER 31,
                                                                         JUNE 30, 2007   -------------------
                                                                          (UNAUDITED)        2006      2005(B)
                                                                         --------------  --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................    $  11.95     $  10.40     $10.00
                                                                            --------     --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................        0.13 (a)     0.23 (a)   0.14 (a)
Net Realized/Unrealized Gain on Investments.............................        0.60         1.45       0.45
                                                                            --------     --------     ------
Total from Investment Operations........................................        0.73         1.68       0.59
                                                                            --------     --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................       (0.19)       (0.00)+    (0.11)
Distributions from Net Realized Capital Gains...........................       (0.26)       (0.13)     (0.08)
                                                                            --------     --------     ------
Total Distributions.....................................................       (0.45)       (0.13)     (0.19)
                                                                            --------     --------     ------
NET ASSET VALUE, END OF PERIOD..........................................    $  12.23     $  11.95     $10.40
                                                                            ========     ========     ======
TOTAL RETURN............................................................        6.11%       16.34%      5.93%
Ratio of Expenses to Average Net Assets.................................        0.60%*       0.67%      0.68%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates        0.61%*       0.67%      0.68%*
Ratio of Net Investment Income to Average Net Assets....................        2.11%*       2.11%      2.02%*
Portfolio Turnover Rate.................................................        12.0%        32.7%      75.7%
Net Assets, End of Period (in millions).................................    $1,650.7     $1,210.1     $880.4

                                                                                         CLASS B
                                                                         -----------------------------------
                                                                         FOR THE PERIOD    FOR THE YEARS ENDED
                                                                             ENDED            DECEMBER 31,
                                                                         JUNE 30, 2007   -------------------
                                                                          (UNAUDITED)        2006      2005(B)
                                                                         --------------  --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................    $  11.91     $  10.39     $10.00
                                                                            --------     --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................        0.11 (a)     0.20 (a)   0.12 (a)
Net Realized/Unrealized Gain on Investments.............................        0.61         1.45       0.46
                                                                            --------     --------     ------
Total from Investment Operations........................................        0.72         1.65       0.58
                                                                            --------     --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................       (0.17)          --      (0.11)
Distributions from Net Realized Capital Gains...........................       (0.26)       (0.13)     (0.08)
                                                                            --------     --------     ------
Total Distributions.....................................................       (0.43)       (0.13)     (0.19)
                                                                            --------     --------     ------
NET ASSET VALUE, END OF PERIOD..........................................    $  12.20     $  11.91     $10.39
                                                                            ========     ========     ======
TOTAL RETURN............................................................        6.02%       16.05%      5.75%
Ratio of Expenses to Average Net Assets.................................        0.84%*       0.92%      0.93%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates        0.86%*       0.92%      0.93%*
Ratio of Net Investment Income to Average Net Assets....................        1.86%*       1.85%      1.71%*
Portfolio Turnover Rate.................................................        12.0%        32.7%      75.7%
Net Assets, End of Period (in millions).................................      $164.9       $145.3      $58.8

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Van Kampen Comstock Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., (dba Van Kampen), (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                Management Fees
                               earned by Manager
                              for the period ended
Portfolio                        June 30, 2007     % per annum    Average Daily Assets
---------                     -------------------- ----------- --------------------------

Van Kampen Comstock Portfolio      $4,526,529          0.65%   First $500 Million

                                                       0.60%   $500 Million to $1 Billion

                                                      0.525%   Over $1 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                            Maximum Expense Ratio
                                            under current Expense
                                            Limitation Agreement
                                           ---------------------
             Portfolio                     Class A Class B Class E
             ---------                     ------- ------- -------

             Van Kampen Comstock Portfolio  0.80%   1.05%   0.95%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                     Shares Issued                  Net
                                                        Through                  Increase
                               Beginning    Shares     Dividend      Shares      in Shares    Ending
                                Shares       Sold    Reinvestment  Repurchased  Outstanding   Shares
-                             ----------- ---------- ------------- -----------  ----------- -----------

Van Kampen Comstock Portfolio

 Class A

 06/30/2007                   101,295,416 30,917,708   4,071,495    (1,336,522) 33,652,681  134,948,097

 12/31/2006                    84,656,186 33,736,932   1,202,804   (18,300,506) 16,639,230  101,295,416

 Class B

 06/30/2007                    12,203,533  2,365,554     437,375    (1,485,541)  1,317,388   13,520,921

 12/31/2006                     5,655,536  7,658,764     102,446    (1,213,213)  6,547,997   12,203,533

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                         Purchase                        Sales
-                             ------------------------------ ------------------------------
Portfolio                     U.S. Government Non-Government U.S. Government Non-Government
---------                     --------------- -------------- --------------- --------------

Van Kampen Comstock Portfolio       $--        $546,164,348        $--        $170,171,299

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                 Federal        Gross         Gross
                                Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                          Cost      Appreciation (Depreciation)  Appreciation
---------                     -------------- ------------ -------------- --------------

Van Kampen Comstock Portfolio $1,631,885,645 $185,226,296  $(8,398,758)   $176,827,538

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                            Value of    Value of
                                           Securities  Collateral
             -                             ----------- -----------

             Van Kampen Comstock Portfolio $87,370,868 $89,345,213

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                  Ordinary Income     Long-Term Capital Gain          Total
                              ----------------------- ---------------------- -----------------------
                                 2006        2005     2006        2005          2006        2005
                              ----------- ----------- ----        ----       ----------- -----------

Van Kampen Comstock Portfolio $13,872,694 $17,136,862 $--         $--        $13,872,694 $17,136,862

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                              Undistributed Undistributed     Net
                                Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                 Income         Gain      Appreciation   and Deferrals       Total
-                             ------------- ------------- ------------ ------------------ ------------

Van Kampen Comstock Portfolio  $34,621,599   $20,062,136  $137,202,826        $--         $191,886,561

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                              Van Kampen Mid-Cap
                               Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2007

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

Although the U.S. equity market advanced in the six months ended June 30, 2007, domestic economic growth slowed significantly compared to recent years. Gross domestic product (GDP) reported in at 0.7 percent for the first quarter, which was substantially lower than in prior periods. Interest rates rose during the period, creating fears about the possibility of investors rotating out of the stock market in favor of attractive yields on fixed income instruments. Moreover, the ongoing deterioration of the sub-prime mortgage market (which makes loans to less creditworthy borrowers) and its impact on the declining housing and construction sectors created additional distress for investors. These anxieties were further exacerbated in June when news broke that Bear Stearns was offering more than $3 billion in financing to bail out two of its troubled hedge funds, which invest primarily in mortgage-related securities. However, despite these worrisome events, investors still retained their enthusiasm for equities, as positive economic data on the wage growth and employment fronts reported in the latter weeks of the period supported the market's momentum. Additionally, relatively strong corporate profits reports for the first quarter and continued frenetic merger and acquisition (M&A) activity helped to sustain positive investor sentiment through the end of the reporting period.

PERFORMANCE ANALYSIS

For the period from January 1, 2007 through June 30, 2007, the Portfolio's A shares returned 13.15% and B shares returned 12.90%. In comparison, the Portfolio's benchmark, the Russell Midcap(R) Growth Index, returned 10.97% for the same period.

Many sectors provided strong positive returns for the Portfolio relative to the Russell Midcap Growth Index for this period. Within the technology sector, stock selection in computer software services had the most favorable impact on overall performance, and an sector underweight also helped. The Portfolio's holding of a wireless company in the utilities sector significantly added to relative returns. In the heath care sector, both stock selection and an underweight allocation were advantageous to performance. In particular, the Portfolio's investment in medical and dental instruments and supplies and in health care services turned out to be quite beneficial.

In contrast, the sectors that had the largest negative influence on the Portfolio's return relative to the Russell Midcap(R) Growth Index were the other energy, materials and processing, and the multi-industry sectors. In the other energy sector, an avoidance of oil well equipment companies was a key detractor to performance. Additionally, an underweight position in the materials and processing sector diminished the Portfolio's relative returns. In the multi-industry sector (which includes conglomerates), both stock selection and an underweight allocation also hindered performance.

MANAGEMENT STRATEGY

We use intensive fundamental research to seek high-quality growth companies. Our investment discipline favors companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because we emphasize secular growth, short-term market events are not as meaningful in the stock selection process.

At the end of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and health care sectors. Both the financial services and health care sectors were underweight versus the Russell Midcap(R) Growth Index.

DENNIS LYNCH
DAVID COHEN
SAN CHAINARI
ALEXANDER NORTON
Portfolio Managers
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Ultra Petroleum Corp.              4.20%
                  -------------------------------------------
                  NII Holdings, Inc.                 3.26%
                  -------------------------------------------
                  Aeroplan Income Fund               3.09%
                  -------------------------------------------
                  C.H. Robinson Worldwide, Inc.      2.96%
                  -------------------------------------------
                  Dade Behring Holdings, Inc.        2.96%
                  -------------------------------------------
                  Grupo Televisa S.A. (ADR)          2.81%
                  -------------------------------------------
                  Corporate Executive Board Co.      2.76%
                  -------------------------------------------
                  Southwestern Energy Co.            2.60%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.55%
                  -------------------------------------------
                  Nalco Holding Co.                  2.44%
                  -------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                    [CHART]

Communications                  23.6%
Non-Cyclical                    19.1%
Cyclical                        17.4%
Industrials                     12.5%
Financials                      10.2%
Energy                           7.9%
Technology                       4.1%
Basic Materials                  3.6%
Diversified                      1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                FOR THE PERIOD ENDED 6/30/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                VAN KAMPEN MID-CAP GROWTH PORTFOLIO MANAGED BY
    MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN) VS. RUSSELL
                           MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                   [CHART]

                Van Kampen Mid-Cap     Russell Midcap/(R)/
                 Growth Portfolio       bGrowth Index/1/
                ------------------     -----------------
 2/12/2001          $10,000                $10,000
12/31/2001            8,791                  7,553
12/31/2002            6,645                  5,483
12/31/2003            9,017                  7,824
12/31/2004           10,140                  9,036
12/31/2005           10,604                 10,129
12/31/2006           11,492                 11,209
 6/30/2007           12,974                 12,438


    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/07)
    -----------------------------------------------------------
                                                      Since
                              1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------
    Van Kampen Mid-Cap Growth
    Portfolio--Class A        19.80% 11.95% 11.39%    5.63%
--        Class B             19.42% 11.65% 11.06%    4.42%
    -----------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                  19.73% 14.48% 15.45%    3.46%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
VAN KAMPEN MID-CAP GROWTH PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,131.50       $4.39
  Hypothetical (5% return before expenses)     1,000.00      1,020.68        4.16
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,129.00       $5.70
  Hypothetical (5% return before expenses)     1,000.00      1,019.44        5.41
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 99.6%
       AIR FREIGHT & LOGISTICS - 2.2%
       Expeditors International of Washington, Inc.  48,242 $  1,992,395
                                                            ------------
       BANKS - 1.3%
       People's United Financial, Inc..............  69,208    1,227,058
                                                            ------------
       BIOTECHNOLOGY - 2.1%
       Techne Corp.*...............................  33,737    1,930,094
                                                            ------------
       CHEMICALS - 3.3%
       Cabot Corp..................................  17,573      837,881
       Nalco Holding Co............................  82,180    2,255,841
                                                            ------------
                                                               3,093,722
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 17.6%
       Apollo Group, Inc. - Class A*(a)............  36,675    2,142,920
       ChoicePoint, Inc.*(a).......................  39,425    1,673,591
       Corporate Executive Board Co.(a)............  39,280    2,549,665
       Discovery Holding Co.*......................  59,079    1,358,226
       Global Payments, Inc........................  35,095    1,391,517
       Iron Mountain, Inc.*(a).....................  63,229    1,652,174
       ITT Educational Services, Inc.*.............   8,196      962,046
       Li & Fung, Ltd.............................. 514,000    1,862,358
       Stericycle, Inc.*(a)........................  40,375    1,795,073
       Weight Watchers International, Inc.(a)......  17,196      874,245
                                                            ------------
                                                              16,261,815
                                                            ------------
       CONSTRUCTION MATERIALS - 1.3%
       Texas Industries, Inc.(a)...................  15,871    1,244,445
                                                            ------------
       FINANCIAL - DIVERSIFIED - 2.4%
       Fortress Investment Group LLC - Class A(a)..   3,620       86,228
       Janus Capital Group, Inc.(a)................  78,212    2,177,422
                                                            ------------
                                                               2,263,650
                                                            ------------
       FINANCIAL SERVICES - 6.1%
       Aeroplan Income Fund........................ 143,361    2,861,693
       Calamos Asset Management, Inc. - Class A(a).  50,720    1,295,896
       Leucadia National Corp.(a)..................  42,541    1,499,570
                                                            ------------
                                                               5,657,159
                                                            ------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
       Dade Behring Holdings, Inc..................  51,499    2,735,627
       Gen-Probe, Inc.*............................  16,840    1,017,473
                                                            ------------
                                                               3,753,100
                                                            ------------
       HOMEBUILDERS - 1.3%
       NVR, Inc.*(a)...............................   1,712    1,163,732
                                                            ------------
       HOTELS, RESTAURANTS & LEISURE - 7.3%
       Choice Hotels International, Inc............  23,406      925,005
       Hilton Hotels Corp.(a)......................  25,051      838,457
       InterContinental Hotels Group Plc (ADR)(a)..  56,400    1,397,586
       Wendy's International, Inc.(a)..............  36,841    1,353,907
       Wynn Resorts, Ltd.(a).......................  25,054    2,247,093
                                                            ------------
                                                               6,762,048
                                                            ------------
        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 2.3%
        Alleghany Corp.*(a).......................   3,383 $  1,375,189
        Brown & Brown, Inc.(a)....................  28,984      728,658
                                                           ------------
                                                              2,103,847
                                                           ------------
        INTERNET SOFTWARE & SERVICES - 9.9%
        Amazon.com, Inc.*(a)......................  13,082      894,940
        Baidu.com (ADR)*(a).......................   9,420    1,582,371
        Equinix, Inc.*(a).........................  20,915    1,913,095
        Monster Worldwide, Inc.*..................  50,690    2,083,359
        NHN Corp.*................................   7,392    1,347,000
        Tencent Holdings, Ltd..................... 342,000    1,372,980
                                                           ------------
                                                              9,193,745
                                                           ------------
        MACHINERY - 1.6%
        Pentair, Inc.(a)..........................  38,293    1,476,961
                                                           ------------
        MEDIA - 5.1%
        Focus Media Holding, Ltd.*(a).............  24,311    1,227,706
        Grupo Televisa S.A. (ADR).................  94,246    2,602,132
        Lamar Advertising Co. - Class A(a)........  13,795      865,774
                                                           ------------
                                                              4,695,612
                                                           ------------
        METALS & MINING - 1.7%
        Chaparral Steel Co........................  21,751    1,563,244
                                                           ------------
        OIL & GAS - 7.9%
        Questar Corp..............................  18,982    1,003,199
        Southwestern Energy Co.*..................  54,050    2,405,225
        Ultra Petroleum Corp.*....................  70,367    3,887,073
                                                           ------------
                                                              7,295,497
                                                           ------------
        PAPER & FOREST PRODUCTS - 1.0%
        MeadWestvaco Corp.........................  25,142      888,015
                                                           ------------
        REAL ESTATE - 4.1%
        Desarrolladora Homex SA de CV (ADR)*(a)...  21,813    1,321,650
        Forest City Enterprises, Inc. - Class A(a)  29,129    1,790,851
        St. Joe Co. (The)(a)......................  15,324      710,114
                                                           ------------
                                                              3,822,615
                                                           ------------
        RETAIL - SPECIALTY - 5.3%
        Abercrombie & Fitch Co. - Class A.........  32,366    2,362,071
        AutoZone, Inc.*...........................  12,927    1,766,087
        PetSmart, Inc.............................  23,897      775,457
                                                           ------------
                                                              4,903,615
                                                           ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.1%
        Tessera Technologies, Inc.*(a)............  26,183    1,061,721
                                                           ------------
        SOFTWARE - 1.4%
        Salesforce.com, Inc.*(a)..................  30,171    1,293,129
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
        SAVVIS, Inc.*.............................  17,917      887,071
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      ----------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - WIRELESS - 5.2%
      Crown Castle International Corp.*(a).......    49,335  $  1,789,380
      NII Holdings, Inc.*........................    37,315     3,012,813
                                                             ------------
                                                                4,802,193
                                                             ------------
      TRANSPORTATION - 3.0%
      C.H. Robinson Worldwide, Inc.(a)...........    52,184     2,740,704
                                                             ------------
      Total Common Stocks
      (Cost $81,910,243)                                       92,077,187
                                                             ------------
      SHORT-TERM INVESTMENT - 0.7%
      State Street Bank & Trust Co.,
        Repurchase Agreement
        dated 06/29/07 at 1.500% to be
        repurchased at $655,082
        on 07/02/07 collateralized by
        $745,000 FNMA at 6.000% due 04/18/36
        with a value of $671,431.
        (Cost - $655,000)........................  $655,000  $    655,000
                                                             ------------

      TOTAL INVESTMENTS - 100.3%
      (Cost $82,565,243)                                       92,732,187

      Other Assets and Liabilities (net) - (0.3)%                (259,587)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 92,472,600
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of June 30, 2007, the market value of the securities loaned was $22,944,156 and the collateral received consisted of cash in the amount of $23,066,243 and securities in the amount of $371,102.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

VAN KAMPEN MID-CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $ 92,077,187
   Repurchase Agreement                                                       655,000
   Cash                                                                           260
   Cash denominated in foreign currencies**                                    73,000
   Collateral for securities on loan                                       23,437,345
   Receivable for investments sold                                              6,784
   Receivable for Trust shares sold                                           170,004
   Dividends receivable                                                        23,340
   Interest receivable                                                             55
                                                                         ------------
     Total assets                                                         116,442,975
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    261,870
     Trust shares redeemed                                                    117,831
     Distribution and services fees - Class B                                  12,925
     Collateral for securities on loan                                     23,437,345
     Investment advisory fee payable (Note 3)                                  53,617
     Administration fee payable                                                 1,586
     Custodian and accounting fees payable                                     58,861
   Accrued expenses                                                            26,340
                                                                         ------------
     Total liabilities                                                     23,970,375
                                                                         ------------
NET ASSETS                                                               $ 92,472,600
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 80,343,289
   Accumulated net realized gain                                            1,660,124
   Unrealized appreciation on investments and foreign currency             10,167,304
   Undistributed net investment income                                        301,883
                                                                         ------------
     Total                                                               $ 92,472,600
                                                                         ============
NET ASSETS
   Class A                                                               $ 29,633,910
                                                                         ============
   Class B                                                                 62,838,690
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  2,744,952
                                                                         ============
   Class B                                                                  5,949,599
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      10.80
                                                                         ============
   Class B                                                                      10.56
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $ 81,910,243
**Cost of cash denominated in foreign currencies                               72,701

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

VAN KAMPEN MID-CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $   683,884
   Interest (2)                                                                52,071
                                                                          -----------
       Total investment income                                                735,955
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           303,824
   Administration fees                                                          4,835
   Custody and accounting fees                                                 11,103
   Distribution fee - Class B                                                  72,954
   Transfer agent fees                                                          6,604
   Audit                                                                       12,497
   Legal                                                                       10,717
   Trustee fees and expenses                                                    7,190
   Shareholder reporting                                                        3,663
   Insurance                                                                      579
   Other                                                                        1,523
                                                                          -----------
       Total expenses                                                         435,489
       Less fees waived and expenses reimbursed by the manager                 (1,417)
                                                                          -----------
   Net expenses                                                               434,072
                                                                          -----------
   Net investment income                                                      301,883
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain on:
       Investments                                                          4,779,699
       Foreign currency                                                         1,263
                                                                          -----------
   Net realized gain on investments and foreign currency                    4,780,962
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          5,453,719
       Foreign currency                                                           195
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             5,453,914
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    10,234,876
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $10,536,759
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $     7,685
(2)Interest income includes securities lending income of:                      29,903

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

VAN KAMPEN MID-CAP GROWTH PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,
                                                                          (Unaudited)      2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                           $   301,883  $  (165,492)
   Net realized gain on investments and foreign currency                    4,780,962    8,574,982
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                     5,453,914   (2,950,083)
                                                                          -----------  -----------
   Net increase in net assets resulting from operations                    10,536,759    5,459,407
                                                                          -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (2,550,134)  (1,243,681)
     Class B                                                               (5,146,070)  (2,891,195)
                                                                          -----------  -----------
   Net decrease in net assets resulting from distributions                 (7,696,204   (4,134,876)
                                                                          -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                5,681,495    6,110,096
     Class B                                                                5,901,153   14,136,330
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,550,134    1,243,681
     Class B                                                                5,146,070    2,891,195
   Cost of shares repurchased
     Class A                                                               (3,527,762)  (5,225,391)
     Class B                                                               (4,977,695)  (3,977,281)
                                                                          -----------  -----------
   Net increase in net assets from capital share transactions              10,773,395   15,178,630
                                                                          -----------  -----------
TOTAL INCREASE IN NET ASSETS                                               13,613,950   16,503,161
   Net assets at beginning of period                                       78,858,650   62,355,489
                                                                          -----------  -----------
   Net assets at end of period                                            $92,472,600  $78,858,650
                                                                          ===========  ===========
   Net assets at end of period includes undistributed net investment
       income                                                             $   301,883  $        --
                                                                          ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                 CLASS A
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                               ----------------------------------------------------------
                                                                  FOR THE PERIOD
                                                                      ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 2007  -------------------------------------------
                                                                   (UNAUDITED)      2006       2005       2004       2003
                                                                  -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................     $10.44     $10.19     $10.43     $ 9.24     $ 6.78
                                                                      ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................................       0.05 (a)  (0.01)(a)  (0.04)(a)  (0.04)(a)  (0.05)(a)
Net Realized/Unrealized Gain (Loss) on Investments...............       1.27       0.90       0.54       1.23       2.51
                                                                      ------     ------     ------     ------     ------
Total from Investment Operations.................................       1.32       0.89       0.50       1.19       2.46
                                                                      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................         --         --         --         --         --
Distributions from Net Realized Capital Gains....................      (0.96)     (0.64)     (0.74)        --         --
                                                                      ------     ------     ------     ------     ------
Total Distributions..............................................      (0.96)     (0.64)     (0.74)        --         --
                                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD...................................     $10.80     $10.44     $10.19     $10.43     $ 9.24
                                                                      ======     ======     ======     ======     ======
TOTAL RETURN.....................................................      13.15 %     8.65 %     4.71 %    12.76 %    36.43 %
Ratio of Expenses to Average Net Assets**........................       0.83 %*    0.90 %     0.90 %     0.90 %     0.90 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................       0.83 %*    1.08 %     0.99 %     0.95 %     1.04 %
Ratio of Net Investment Income (Loss) to Average Net Assets......       0.87 %*   (0.08)%    (0.35)%    (0.43)%    (0.57)%
Portfolio Turnover Rate..........................................       23.5 %    226.6 %    103.9 %     99.5 %    119.0 %
Net Assets, End of Period (in millions)..........................     $ 29.6     $ 24.0     $ 21.5     $ 26.5     $ 27.6

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


VAN KAMPEN MID-CAP GROWTH PORTFOLIO                               --------


                                                                  --------
                                                                     2002
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $  8.95
                                                                  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................................   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments...............   (2.13)
                                                                  -------
Total from Investment Operations.................................   (2.17)
                                                                  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................      --
Distributions from Net Realized Capital Gains....................      --
                                                                  -------
Total Distributions..............................................      --
                                                                  -------
NET ASSET VALUE, END OF PERIOD................................... $  6.78
                                                                  =======
TOTAL RETURN.....................................................  (24.25)%
Ratio of Expenses to Average Net Assets**........................    0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................    1.69 %
Ratio of Net Investment Income (Loss) to Average Net Assets......   (0.52)%
Portfolio Turnover Rate..........................................    89.6 %
Net Assets, End of Period (in millions).......................... $   3.8


                                                                                                 CLASS B
                                                                  ----------------------------------------------------------
                                                                  FOR THE PERIOD
                                                                      ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 2007  -------------------------------------------
                                                                   (UNAUDITED)      2006       2005       2004       2003
                                                                  -------------- ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................     $10.25     $10.04     $10.30     $ 9.16     $ 6.75
                                                                      ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................................       0.03 (a)  (0.03)(a)  (0.06)(a)  (0.06)(a)  (0.07)(a)
Net Realized/Unrealized Gain (Loss) on Investments...............       1.24       0.88       0.54       1.20       2.48
                                                                      ------     ------     ------     ------     ------
Total from Investment Operations.................................       1.27       0.85       0.48       1.14       2.41
                                                                      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................         --         --         --         --         --
Distributions from Net Realized Capital Gains....................      (0.96)     (0.64)     (0.74)        --         --
                                                                      ------     ------     ------     ------     ------
Total Distributions..............................................      (0.96)     (0.64)     (0.74)        --         --
                                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD...................................     $10.56     $10.25     $10.04     $10.30     $ 9.16
                                                                      ======     ======     ======     ======     ======
TOTAL RETURN.....................................................      12.90 %     8.37 %     4.58 %    12.45 %    35.70 %
Ratio of Expenses to Average Net Assets**........................       1.08 %*    1.15 %     1.15 %     1.15 %     1.14 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................       1.09 %*    1.34 %     1.24 %     1.20 %     1.39 %
Ratio of Net Investment Income (Loss) to Average Net Assets......       0.61 %*   (0.30)%    (0.58)%    (0.66)%    (0.83)%
Portfolio Turnover Rate..........................................       23.5 %    226.6 %    103.9 %     99.5 %    119.0 %
Net Assets, End of Period (in millions)..........................     $ 62.8     $ 54.8     $ 40.9     $ 36.0     $ 27.6


                                                                  --------


                                                                  --------
                                                                     2002
                                                                  -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $  8.93
                                                                  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................................   (0.06)(a)
Net Realized/Unrealized Gain (Loss) on Investments...............   (2.12)
                                                                  -------
Total from Investment Operations.................................   (2.18)
                                                                  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................      --
Distributions from Net Realized Capital Gains....................      --
                                                                  -------
Total Distributions..............................................      --
                                                                  -------
NET ASSET VALUE, END OF PERIOD................................... $  6.75
                                                                  =======
TOTAL RETURN.....................................................  (24.41)%
Ratio of Expenses to Average Net Assets**........................    1.10 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................    1.98 %
Ratio of Net Investment Income (Loss) to Average Net Assets......   (0.77)%
Portfolio Turnover Rate..........................................    89.6 %
Net Assets, End of Period (in millions).......................... $  13.7

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is Van Kampen Mid-Cap Growth Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                 Expiring   Expiring   Expiring
Portfolio                              Total    12/31/2009 12/31/2010 12/31/2011
---------                           ----------- ---------- ---------- ----------

Van Kampen Mid-Cap Growth Portfolio $10,804,540  $564,339  $4,499,968 $5,740,233

Van Kampen Mid-Cap Growth Portfolio (formerly, Lord Abbett Growth Opportunities Portfolio) acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., dba Van Kampen, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                    for the period ended
Portfolio                              June 30, 2007     % per annum     Average Daily Assets
---------                           -------------------- ----------- ----------------------------

Van Kampen Mid-Cap Growth Portfolio       $303,824           0.70%   First $200 Million

                                                             0.65%   $200 Million to $500 Million

                                                            0.625%   Over $500 Million

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                                Expenses Deferred in
                                                            -------------------------------------------------------------
                                                                    2002           2003    2004    2005     2006    2007
                                     Maximum Expense Ratio  -------------------- -------- ------- ------- -------- ------
                                     under current Expense  Subject to repayment           Subject to repayment
                                     Limitation Agreement    until December 31,             until December 31,
                                    ---------------------   -------------------- ----------------------------------------
Portfolio                           Class A Class B Class E         2007           2008    2009    2010     2011    2012
---------                           ------- ------- ------- -------------------- -------- ------- ------- -------- ------

Lord Abbett Developing Growth
  Portfolio**                         N/A     N/A     N/A         $119,049       $ 54,030 $    -- $    -- $     -- $   --

Van Kampen Mid-Cap Growth Portfolio  0.90%   1.15%   1.05%*        124,154        102,238  29,476  33,406  127,383  1,417

* Class not offered during the period.
** Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Van Kampen Mid-Cap Growth Portfolio (formerly Lord Abbett Growth Opportunities Portfolio).

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                        Shares Issued
                                                           Through                Net Increase
                                    Beginning  Shares     Dividend      Shares     in Shares    Ending
                                     Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                                   --------- --------- ------------- ----------- ------------ ---------

Van Kampen Mid-Cap Growth Portfolio

 Class A

 06/30/2007                         2,300,279   523,252    248,309     (326,888)     444,673   2,744,952
 12/31/2006                         2,109,137   584,401    117,996     (511,255)     191,142   2,300,279

 Class B

 06/30/2007                         5,350,037   557,325    512,047     (469,810)     599,562   5,949,599
 12/31/2006                         4,069,791 1,401,253    279,073     (400,080)   1,280,246   5,350,037

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

Van Kampen Mid-Cap Growth Portfolio       $--        $27,236,751         $--        $20,232,792

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Appreciation
---------                           ----------- ------------ -------------- --------------

Van Kampen Mid-Cap Growth Portfolio $82,565,243 $12,232,162   $(2,065,218)   $10,166,944

6. SECURITY LENDING

As of June 30, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of    Value of
                                              Securities  Collateral
                                              ----------- -----------

          Van Kampen Mid-Cap Growth Portfolio $22,944,156 $23,437,345

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                    Ordinary Income Long-Term Capital Gain         Total
                                    --------------- ---------------------  ---------------------
                                    2006    2005       2006        2005       2006       2005
                                    ----  --------  ----------  ---------- ---------- ----------

Van Kampen Mid-Cap Growth Portfolio $--   $265,896  $4,134,876  $3,988,975 $4,134,876 $4,254,871

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals      Total
                                    ------------- ------------- ------------ ------------------ ----------

Van Kampen Mid-Cap Growth Portfolio      $--       $7,681,034    $4,695,166     $(3,087,444)    $9,288,756

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2007 (UNAUDITED)

9. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED


In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

Item applicable only to annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item applicable only to annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item applicable only to annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the

"Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By: /s/ Elizabeth M. Forget
    -------------------------
    Elizabeth M. Forget
    President

Date: August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Elizabeth M. Forget
    -------------------------
    Elizabeth M. Forget
    President

Date: August 30, 2007

By: /s/ Jeffrey A. Tupper
    ---------------------------------
    Jeffrey A. Tupper
    Chief Financial Officer and Treasurer

Date: August 30, 2007